UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-09645

Columbia Funds Series Trust
(Exact name of registrant as specified in charter)

225 Franklin Street, Boston, Massachusetts			02110
(Address of principal executive offices)			(Zip code)

Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-612-671-1947

Date of fiscal year end:	March 31

Date of reporting period:	March 31, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Columbia Short Term Municipal Bond Fund

Annual Report for the Period Ended March 31, 2011

Not FDIC insured • No bank guarantee • May lose value

Fund Profile	1

Economic Update	2

Performance Information	4

Understanding Your Expenses	5

Portfolio Manager's Report	6

Investment Portfolio	8

Statement of Assets and Liabilities	24

Statement of Operations	26

Statement of Changes in Net Assets	27

Financial Highlights	29

Notes to Financial Statements	33

Report of Independent Registered Public Accounting Firm	40

Federal Income Tax Information	41

Fund Governance	42

Shareholder Meeting Results	46

Important Information About This Report	49

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

President's Message

Dear Shareholder:

The Columbia Management story began over 100 years ago, and today, we are one of the nation's largest dedicated asset managers. The recent acquisition by Ameriprise Financial, Inc. brings together the talents, resources and capabilities of Columbia Management with those of RiverSource Investments, Threadneedle (acquired by Ameriprise in 2003) and Seligman Investments (acquired by Ameriprise in 2008) to build a best-in-class asset management business that we believe is truly greater than its parts.

RiverSource Investments traces its roots to 1894 when its then newly-founded predecessor, Investors Syndicate, offered a face-amount savings certificate that gave small investors the opportunity to build a safe and secure fund for retirement, education or other special needs. A mutual fund pioneer, Investors Syndicate launched Investors Mutual Fund in 1940. In the decades that followed, its mutual fund products and services lineup grew to include a full spectrum of styles and specialties. More than 110 years later, RiverSource continues to be a trusted financial products leader.

Threadneedle, a leader in global asset management and one of Europe's largest asset managers, offers sophisticated international experience from a dedicated U.K. management team. Headquartered in London, it is named for Threadneedle Street in the heart of the city's financial district, where British investors pioneered international and global investing. Threadneedle was acquired in 2003 and today operates as an affiliate of Columbia Management.

Seligman Investments' beginnings date back to the establishment of the investment firm J. & W. Seligman & Co. in 1864. In the years that followed, Seligman played a major role in the geographical expansion and industrial development of the United States. In 1874, President Ulysses S. Grant named Seligman as fiscal agent for the U.S. Navy—an appointment that would last through World War I. Seligman helped finance the westward path of the railroads and the building of the Panama Canal. The firm organized its first investment company in 1929 and began managing its first mutual fund in 1930. In 2008, J. & W. Seligman & Co. Incorporated was acquired and Seligman Investments became an offering brand of RiverSource Investments, LLC.

We are proud of the rich and distinctive history of these firms, the strength and breadth of products and services they offer, and the combined cultures of pioneering spirit and forward thinking. Together we are committed to providing more for our shareholders than ever before.

> A singular focus on our shareholders
Our business is asset management, so investors are our first priority. We dedicate our resources to identifying timely investment opportunities and provide a comprehensive choice of equity, fixed-income and alternative investments to help meet your individual needs.

> First-class research and thought leadership
We are dedicated to helping you take advantage of today's opportunities and anticipate tomorrow's. We stay abreast of the latest investment trends and ideas, using our collective insight to evaluate events and transform them into solutions you can use.

> A disciplined investment approach
We aren't distracted by passing fads. Our teams adhere to a rigorous investment process that helps ensure the integrity of our products and enables you and your financial advisor to match our solutions to your objectives with confidence.

When you choose Columbia Management, you can be confident that we will take the time to understand your needs and help you and your financial advisor identify the solutions that are right for you. Because at Columbia Management, we don't consider ourselves successful unless you are.

Sincerely,

J. Kevin Connaughton
President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit www.columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2011 Columbia Management Investment Advisers, LLC. All rights reserved.

Fund Profile – Columbia Short Term Municipal Bond Fund

Summary

■  For the 12-month period that ended March 31, 2011, the fund's Class A shares returned 0.75% without sales charge.

■  The fund's benchmark, the Barclays Capital 1-3 Year Municipal Bond Index1, returned 1.69%. The average return of funds in the Lipper Short Municipal Debt Funds Classification2 was 1.33%.

■  The fund's interest rate positioning had a negative impact on performance relative to the benchmark, as did a position in bonds backed by BP, which suffered in the wake of last year's Gulf oil spill.

Portfolio Management

James M. D'Arcy has managed the fund since 2010. From 1999 until joining the Investment Manager in May 2010, Mr. D'Arcy was associated with the fund's previous investment adviser as an investment professional.

On January 1, 2011, the fund adopted a new benchmark, the Barclays Capital 1-3 Year Municipal Bond Index. We believe this index more accurately reflects the composition of the portfolio.

1The Barclays Capital 1-3 Year Municipal Bond Index consists of a broad selection of investment grade general obligation and revenue bonds of maturities ranging from one to four years.

2Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

3The BofAML 1-3 Year Municipal Index tracks the performance of investment grade U.S. tax exempt bonds with remaining terms to final maturities of at least one year and less than three years.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Summary

1-year return as of 03/31/11

+0.75%

Class A shares (without sales charge)

+1.69%

Barclays Capital 1-3 Year Municipal Bond Index

+1.72%

BofAML 1-3 Year Municipal Index[3]

1

Economic Update – Columbia Short Term Municipal Bond Fund

Summary

For the 12-month period that ended March 31, 2011

■   Strengthening economic growth and rising interest rates kept a lid on most bond market sectors. The Barclays Capital Aggregate Bond Index delivered modest results. However, high-yield bonds were strong performers, as measured by the JPMorgan Developed BB High Yield Index.

Barclays Aggregate Index	JPMorgan Index

■   The U.S. stock market, as measured by the S&P 500 Index, delivered solid returns, despite a summer 2010 correction. Foreign stock market returns were also positive, as measured by the MSCI EAFE Index (Net).

S&P Index	MSCI Index

The U.S. economy continued to expand at a solid but uneven pace over the past 12 months, as measured by gross domestic product (GDP). Although lackluster second quarter 2010 GDP growth raised fears that the economy was losing steam and might lapse back into recession, the pace picked up in the third quarter of 2010, inspiring confidence among consumers, businesses and investors. GDP expanded by 2.6% in the third quarter and 3.1% in the fourth quarter. With the Federal Reserve Board (the Fed) providing additional monetary stimulus to shore up economic growth and the extension of key tax cuts for the next two years, expectations are for continued growth in 2011. However, early estimates of first quarter 2011 growth place it just under 2.0%, a disappointment after two strong quarters and a pick-up in employment.

Consumer spending on cars, clothing and other goods generally trended higher during the 12-month period, accelerating in the fourth quarter of 2010. Holiday spending rose 5.5% between November 5, 2010 and December 24, 2010, in all retail categories, excluding automobiles, compared with the same period in 2009, according to MasterCard Advisors' SpendingPulse, which tracks spending on all transactions including cash. Personal income surged in January 2011, as payroll tax cuts kicked in. The personal savings rate edged higher, ending February 2011, the last month for which data was available, at 5.8%.

News on the job front was increasingly positive. A good portion of the jobs added in March, April and May of 2010 were temporary, government-sponsored census positions, which began to unwind in June, July and August 2010. However, private sector payroll employment began to trend higher in the third quarter, massive layoffs declined and job growth turned solidly positive, with the addition of 444,000 new jobs in the first quarter of 2011.

Despite some glimmers of improvement early in 2010, the housing market remained troublesome throughout the period. Both new and existing home sales fell after a federal tax credit for new and repeat homebuyers expired. Distressed properties pressured prices and foreclosures continued—another drag on prices. The inventory of unsold homes ended the period higher than it started, at 8.9 and 8.6 months for new and existing homes, respectively, according to the National Association of Realtors and a joint release from the U.S. Census Bureau and the U.S. Department of Housing and Urban Development. The new year brought more disappointing news: Existing home sales fell in January 2011, after three months of sustained improvement. Tight credit and weak appraisals were cited as possible reasons for the decline.

Reports from the business side of the economy were generally positive. A key measure of the nation's manufacturing situation—the Institute for Supply Management's Index—took a somewhat surprising turn higher in the final months of the period. Technology spending rose 12% in 2010, according to the NPD Group, a national marketing research firm. Purchases of computers, networking and software returned to prerecession levels. Industrial production rose over the period, and manufacturing capacity utilized, per the report issued by the Fed—a key measure of the health of the manufacturing sector—also edged higher.

2

Economic Update (continued) – Columbia Short Term Municipal Bond Fund

Bonds delivered modest returns

As the economy strengthened and interest rates edged higher, most bond sectors delivered modest returns. The Barclays Capital Aggregate Bond Index1 returned 5.12%. High-yield bonds led the fixed-income markets. For the 12 months covered by this report, the JPMorgan Developed BB High Yield Index2 returned 13.04% as default fears abated and investors grew more comfortable with risk. Despite rising yields in the second half of the period, the Treasury market was also positive. The Barclays Capital U.S. Treasury Index3 returned 4.53%. However, municipal bonds struggled in the second half of the period, as interest rates inched higher and issue supply surged ahead of the year-end expiration of the Build America Bonds program. The Barclays Capital Municipal Bond Index4 gained 1.63% for the period. Despite positive economic activity, the Fed kept a key short-term interest rate—the federal funds rate—close to zero, reflecting ongoing concerns about employment and the housing market.

Stocks moved higher despite summer 2010 decline

Against a strengthening economic backdrop, stock prices continued to rally despite a summer 2010 setback linked to a debt crisis brewing in Europe, which raised concerns among U.S. investors. These fears were short-lived and stocks regained their footing. In this environment, the S&P 500 Index5 returned 15.65% for the 12 months through March 31, 2011. Outside the United States, stock markets also delivered solid gains. The MSCI EAFE Index (Net),6 a broad gauge of stock market performance in foreign developed markets, returned 10.42% (in U.S. dollars) for the 12-month period, as concerns about the impact of a bailout for weak euro zone economies eased yet continued to restrain market performance. Emerging stock markets were strong. The MSCI Emerging Markets Index (Net)7 returned 18.46% (in U.S. dollars) for the 12-month period.

Past performance is no guarantee of future results.

1The Barclays Capital Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs and total return performance of fixed-rate, publicly placed, dollar-denominated and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity.

2The JPMorgan Developed BB High Yield Index is an unmanaged index designed to mirror the investable universe of the U.S. dollar developed, BB-rated, high yield corporate debt market.

3The Barclays Capital U.S. Treasury Index includes public obligations of the U.S. Treasury. Treasury bills are excluded by the maturity constraint. In addition, certain special issues, such as state and local government series bonds (SLGs), as well as U.S. Treasury TIPS, are excluded. STRIPS are excluded from the index because their inclusion would result in double-counting.

4The Barclays Capital Municipal Bond Index is considered representative of the broad market for investment-grade, tax-exempt bonds with a maturity of at least one year.

5The Standard & Poor's (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization U.S. stocks.

6The Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index (Net) is a free float- adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. As of December 31, 2010, the MSCI EAFE Index (Net) consisted of the following 22 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

7The Morgan Stanley Capital International Emerging Markets (MSCI EM) Index (Net) is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. As of December 31, 2010, the MSCI EM Index (Net) consisted of the following 21 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand and Turkey.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

3

Performance Information – Columbia Short Term Municipal Bond Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Performance of a $10,000 investment 04/01/01 – 03/31/11

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Short Term Municipal Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Performance of a $10,000 investment 04/01/01 – 03/31/11 ($)

Sales charge:	without	with
Class A	13,115	12,987
Class B	12,165	n/a
Class C	12,165	12,165
Class Z	13,448	n/a

Average annual total return as of 03/31/11 (%)

Share class	A		B	C		Z
Inception	11/02/93		10/12/93	05/19/94		10/07/93
Sales charge	without	with	without	without	with	without
1-year	0.75	–0.29	0.00	0.00	–0.99	1.00
5-year	3.07	2.87	2.30	2.30	2.30	3.33
10-year	2.75	2.65	1.98	1.98	1.98	3.01

The "with sales charge" returns include the maximum initial sales charge of 1.00% for Class A shares and the applicable contingent deferred sales charge of 1.00% for Class C shares in the first year after purchase. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by the Investment Manager and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

4

Understanding Your Expenses – Columbia Short Term Municipal Bond Fund

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■  For shareholders who receive their account statements from Columbia Management Investment Services Corp., your account balance is available online at www.columbiamanagement.com or by calling Shareholder Services at 800.345.6611.

■  For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account may be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

10/01/10 – 03/31/11

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	997.50	1,021.19	3.74	3.78	0.75
Class B	1,000.00	1,000.00	993.70	1,017.45	7.46	7.54	1.50
Class C	1,000.00	1,000.00	993.80	1,017.45	7.46	7.54	1.50
Class Z	1,000.00	1,000.00	998.70	1,022.44	2.49	2.52	0.50

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the Investment Manager and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

5

Portfolio Manager's Report – Columbia Short Term Municipal Bond Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Net asset value per share

as of 03/31/11 ($)

Class A	10.47
Class B	10.47
Class C	10.47
Class Z	10.47

Distributions declared per share

04/01/10 – 03/31/11 ($)

Class A	0.16
Class B	0.08
Class C	0.08
Class Z	0.19

A portion of the fund's income may be subject to the alternative minimum tax. The fund may at times purchase tax-exempt securities at a discount. Some, or all of this discount may be included in the fund's ordinary income and is taxable when distributed.

30-day SEC yields

as of 03/31/11 (%)

Class A	0.96
Class B	0.22
Class C	0.24
Class Z	1.21

The 30-day SEC yields reflect the fund's earning power, net of expenses, expressed as an annualized percentage of the public offering price per share at the end of the period.

On January 1, 2011, the fund adopted a new benchmark, the Barclays Capital 1-3 Year Municipal Bond Index. We believe this index more accurately reflects the composition of the portfolio.

For the 12-month period that ended March 31, 2011, the fund's Class A shares returned 0.75% without sales charge. The fund's benchmark, the Barclays Capital 1-3 Year Municipal Bond Index, returned 1.69%. The average return of funds in its peer group, the Lipper Short Municipal Debt Funds Classification, was 1.33%. The fund's interest rate positioning and a position in bonds backed by BP generally accounted for the fund's shortfall against its benchmark. We also believe that the fund's shortfall against its peer group was the result of interest rate positioning. Some competing funds have more flexibility in maintaining longer durations, a measure of interest rate sensitivity, which benefited performance as interest rates declined.

Interest rate positioning and other disappointments

In a year of modest returns from the fixed income markets, a decision to maintain a duration that was shorter than the benchmark detracted from performance. We kept the fund's duration short because we expected the Federal Reserve Board (the Fed) to raise short-term interest rates during the period. When rates rise, bond prices go down and our move seemed prudent in light of a generally volatile environment. However, the Fed did not take any action on rates during the period, so our move cost the fund a modest amount of performance.

The fund also held several positions in bonds backed by BP (1.1% of net assets). During the Gulf of Mexico oil spill, these bonds were downgraded from AA to A1 and suffered large price declines. To stay in line with our diversification guidelines for a single A-rated security, we reduced the fund's position by about 20% as prices started to recover. Even though prices recovered, the downturn had a significant negative impact on second quarter performance in 2010. Finally, the fund's cash position, with its very low yields, detracted from its overall return. However, the cash position offered a measure of stability during a volatile fourth quarter.

Sector, credit allocations aided results

The fund had more exposure than the benchmark to health care bonds, the best performing sector in the index, which aided relative performance. We did well to underweight pre-refunded bonds, which also aided performance as pre-refunded bonds were the worst performers in the index. A pre-refunded bond is created when an issuer refinances an existing issue by issuing a new bond deal. Proceeds from the new deal are then placed in an escrow account where, generally, Treasuries or agency bonds are purchased and are used to pay off the old issue, which has now become pre-refunded. The pre-refunded bonds underperformed because they offered very low yields.

The fund's credit allocation positioning also benefited performance. It was overweight in single A rated bonds, which more than compensated for a slight underweight in BBB-rated bonds, the best performers within credit quality sectors. The fund's BBB-rated holdings generally outperformed the index holdings, which was another plus for performance. Many of the fund's electric revenue bonds also outperformed the index. In addition, prices rose on California general obligation paper that was owned by the fund.

1The credit quality ratings represent the lower of one of the following nationally recognized rating agencies: Standard & Poor's or Moody's Investor Services. If a security is rated by only one of the two agencies, that rating is used. If a security is not rated by either of the two agencies, it is designated as Non-Rated. Ratings are relative and subjective and are not absolute standards of quality. The credit quality of the fund's investments does not remove market risk.

6

Portfolio Manager's Report (continued) – Columbia Short Term Municipal Bond Fund

Portfolio positioning

We took advantage of fourth quarter 2010 bond market weakness and raised the fund's duration closer to neutral. This move hurt performance in the short term as the bond market declined, but as markets stabilized in the first quarter of 2011, these trades proved beneficial. The yield on the fund rose and performance benefited from some of the rally that occurred later in the first quarter. We also increased the fund's allocation to A rated securities, which offer the optimum risk/reward profile for the fund's conservative nature. While BBB bonds offer higher yield, they also carry more risk. In light of a still-tenuous economic recovery, we believe this positioning is prudent.

As a result of concerns about state budgets, we reduced the fund's exposure to state and local general obligation securities in favor of certain revenue bonds, including special non-property tax, health care, airport and electric revenue bonds. We also increased the fund's allocation to two- to four-year floating rate securities, which provide higher yields than other securities with a similar duration and have the benefit of resetting their coupons, which will rise when interest rates rise.

Outlook

The broad municipal bond market experienced much volatility during the second half of the period, but the market for short-term bonds was more stable as investors took refuge there. We believe that Fed rate hikes are closer now than they were a year ago, but we do not believe they are on the near-term horizon. Still, we expect two- and three-year interest rates to rise in anticipation of Fed action. Thus, we are taking a relatively conservative stance on the fund's interest rate positioning, which remains slightly short of the benchmark. We have been building the fund's floating rate securities position, which have the potential to perform well in a rising interest-rate environment. A sizeable portion of the fund's assets are due to mature within the next 12 months, which should provide relative stability even if rates begin to rise—and opportunities to reinvest once rates do start to rise, which will benefit the fund's yield.

Portfolio characteristics and holdings are subject to change periodically and may not be representative of current characteristics and holdings. The outlook for the fund may differ from that presented for other Columbia Funds.

Tax-exempt investing offers current tax-exempt income, but it also involves certain risks. The value of the fund will be affected by interest rate changes and the creditworthiness of issues held in the fund. When interest rates go up, bond prices generally drop and vice versa.

Interest income from certain tax-exempt bonds may be subject to certain state and local taxes and, if applicable, the alternative minimum tax. Capital gains are not exempt from income taxes.

Taxable-equivalent SEC yields

as of 03/31/11 (%)

Class A	1.48
Class B	0.35
Class C	0.37
Class Z	1.86

Taxable-equivalent SEC yields are based on the combined maximum effective 35.0% federal income tax rate and applicable state income tax rate. This tax rate does not reflect the phase out of exemptions or the reduction of the otherwise allowable deductions that occur when adjusted gross income exceeds certain levels. Your taxable-equivalent yield may be different depending on your tax bracket.

Top 5 sectors

as of 03/31/11 (%)

Tax-Backed	40.2
Utilities	14.5
Transportation	12.8
Other	10.0
Health Care	8.4

Quality breakdown

as of 03/31/11 (%)

AAA	20.2
AA	51.9
A	26.1
BBB	1.8

Maturity breakdown

as of 03/31/11 (%)

0-1 year	27.4
1-3 years	33.7
3-5 years	24.9
5-7 years	7.1
10-15 years	0.1
15-20 years	0.5
Net Cash & Equivalents	6.3

Ratings shown in the quality breakdown are assigned to individual bonds by taking the lower of the ratings available from one of the following nationally recognized rating agencies: Standard & Poor's or Moody's Investor Services. If a security is rated by only one of the two agencies, that rating is used. If a security is not rated by either of the two agencies, it is designated as Non-Rated. Ratings are relative and subjective and are not absolute standards of quality. The credit quality of the fund's investments does not remove market risk.

The fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

7

Investment Portfolio – Columbia Short Term Municipal Bond Fund

March 31, 2011

Municipal Bonds – 96.1%
	Par ($)	Value ($)
Education – 4.8%
Education – 3.9%
DE University of Delaware
Series 2009 A, 2.000% 11/01/37 (06/01/11) (a)(b)	10,750,000	10,778,595
FL University Athletic Association, Inc.
Series 2006, LOC: SunTrust Bank 3.800% 10/01/31 (10/01/11) (a)(b)	3,510,000	3,546,890
GA Private Colleges & Universities Authority
Emory University, Series 2008 B, 5.000% 09/01/11	7,400,000	7,544,670
IL Educational Facilities Authority
University of Chicago, Series 1998, 3.375% 07/01/25 (02/03/14) (a)(b)	5,650,000	5,889,504
IL Finance Authority
The Art Institute of Chicago: Series 2010 B, 4.000% 07/01/15	13,850,000	14,292,092
Series 2010, 5.000% 03/01/15	3,200,000	3,450,240
IN St. Joseph County Educational Facilities Revenue
University of Notre Dame Du Lac, Series 2005, 3.875% 03/01/40 (03/01/12) (a)(b)	6,700,000	6,861,269
MA Development Finance Agency
Boston College, Series 2010 R1, 5.000% 07/01/12	1,000,000	1,055,220
Boston University, Series 2009 V-2, 2.875% 10/01/14	4,975,000	5,118,877
Williams College, Series 2011 N, 0.230% 07/01/41 (04/07/11) (a)(b)	11,250,000	11,229,637

	Par ($)	Value ($)
MA University of Massachusetts Building Authority
Series 2005, Insured: AMBAC 5.000% 11/01/15	3,000,000	3,355,230
NJ Educational Facilities Authority
Princeton University, Series 2008 K, 5.000% 07/01/11	2,965,000	2,999,928
NY Troy Industrial Development Authority
Rensselaer Polytechnic Institute, Series 2002 E, 4.050% 04/01/37 (09/01/11) (a)(b)	2,500,000	2,528,750
Education Total		78,650,902
Student Loan – 0.9%
MA Educational Financing Authority
Series 2009 I, 5.250% 01/01/16	12,500,000	13,517,125
NM Educational Assistance Foundation
Series 2009 C, AMT, 3.900% 09/01/14	4,890,000	5,100,221
Student Loan Total		18,617,346
Education Total		97,268,248
Health Care – 8.4%
Hospitals – 8.4%
AZ Health Facilities Authority
Banner Health System, Series 2008 D, 5.000% 01/01/12	2,000,000	2,056,240
CA Health Facilities Financing Authority
Catholic Healthcare West: Series 2009 C, 5.000% 07/01/34 (10/16/14) (a)(b)	12,000,000	13,007,280
Series 2009 G, 5.000% 07/01/28 (07/02/12) (a)(b)	3,000,000	3,136,620
St. Joseph Health System, Series 2009 C, 5.000% 07/01/37 (07/02/12) (a)(b)	15,250,000	15,926,947

See Accompanying Notes to Financial Statements.

8

Columbia Short Term Municipal Bond Fund

March 31, 2011

Municipal Bonds (continued)
	Par ($)	Value ($)
CA Statewide Communities Development Authority
Kaiser Hospital Asset Management: Series 2002 E, 4.000% 11/01/36 (05/02/11) (a)(b)	15,830,000	15,879,864
Series 2009 A, 5.000% 04/01/13	10,250,000	10,951,100
CO Health Facilities Authority
Catholic Health Initiatives: Series 2008 D2, 5.250% 10/01/38 (11/12/13) (a)(b)	2,185,000	2,374,199
Series 2009 B, 5.000% 07/01/39 (11/08/12) (a)(b)	2,250,000	2,385,495
FL Orange County Health Facilities Authority
Orlando Health, Inc., Series 2009, 5.000% 10/01/14	2,000,000	2,139,860
FL Tampa
Baycare Health System, Inc., Series 2010, 5.000% 11/15/16	2,000,000	2,190,300
IA Finance Authority
Central Health System, Series 2009 F, 5.000% 08/15/39 (08/15/12) (a)(b)	5,100,000	5,348,115
Genesis Health Systems, Series 2010: 5.000% 07/01/15	1,075,000	1,165,053
5.000% 07/01/16	1,150,000	1,243,472
IL Finance Authority
Advocate Healthcare Network, Series 2008 A3, 3.875% 11/01/30 (05/01/12) (a)(b)	2,250,000	2,327,378
Northwestern Memorial Hospital, Series 2009 A: 5.000% 08/15/11	2,450,000	2,490,793
5.000% 08/15/12	5,130,000	5,388,193
5.000% 08/15/13	3,500,000	3,776,535
IN Health Facility Financing Authority
Ascension Health, Series 2001 A2, 3.750% 11/15/36 (02/01/12) (a)(b)	9,675,000	9,948,899

	Par ($)	Value ($)
KY Economic Development Finance Authority
Catholic Health Initiatives, Series 2009 B, 5.000% 05/01/39 (11/08/12) (a)(b)	2,000,000	2,201,160
MA Development Finance Agency
Partners Healthcare System, Series 2011 K3, 0.900% 07/01/38 (04/07/11) (a)(b)	7,500,000	7,489,425
MA Health & Educational Facilities Authority
Caregroup, Inc., Series 2008 E-2, 5.000% 07/01/12	2,500,000	2,585,450
MD Health & Higher Educational Facilities Authority
Johns Hopkins Health Systems, Series 2008, 5.000% 05/15/42 (11/15/11) (a)(b)	4,450,000	4,574,378
MI Hospital Finance Authority
Ascension Health, Series 2010, 5.000% 11/15/15	2,000,000	2,201,140
MI Kent Hospital Financial Authority
Spectrum Health, Series 2008 A, 5.000% 01/15/47 (01/15/12) (a)(b)	1,300,000	1,342,978
NV Reno Hospital
Renown Regional Medical Center Project, Series 2007 A: 5.000% 06/01/11	650,000	652,100
5.000% 06/01/12	815,000	830,558
5.000% 06/01/13	500,000	512,730
NY Dormitory Authority
Mt. Sinai School of Medicine, Series 2010 A: 5.000% 07/01/12	1,000,000	1,044,000
5.000% 07/01/15	1,000,000	1,089,630
5.000% 07/01/16	2,000,000	2,176,140
OK Development Finance Authority
Integris Baptist Medical Center, Series 2008 B, 5.000% 08/15/11	4,590,000	4,667,663

See Accompanying Notes to Financial Statements.

9

Columbia Short Term Municipal Bond Fund

March 31, 2011

Municipal Bonds (continued)
	Par ($)	Value ($)
PA Allegheny County Hospital Development Authority
University of Pittsburgh Medical Center, Series 2008 A, 5.000% 09/01/11	9,450,000	9,628,605
PA Higher Educational Facilties Authority
University of Pittsburgh Medical Center, Series 2010 E, 5.000% 05/15/15	4,250,000	4,697,482
TX Harris County Cultural Education Facilities Finance Corp.
Memorial Hermann Hospital System, Series 2010 A, 4.000% 06/01/12	1,000,000	1,029,330
Methodist Hospital, Series 2009 B1, 5.000% 12/01/28 (06/01/12) (a)(b)	10,000,000	10,489,400
TX Lubbock Health Facilities Development Corp.
Series 2008 A, 3.050% 07/01/30 (10/16/12) (a)(b)	4,875,000	4,962,652
TX Tarrant County Cultural Education Facilities Finance Corp.
Scott and White Memorial Hospital, Series 2008, 5.000% 08/15/11	1,275,000	1,291,588
UT Riverton
IHC Health Services, Inc., Series 2009, 5.000% 08/15/13	1,400,000	1,519,392
VA Roanoke Economic Development Authority
Carilion Medical Center, Series 2002 A: 5.500% 07/01/16	1,500,000	1,560,735
5.500% 07/01/17	1,945,000	2,023,753
Hospitals Total		170,306,632
Health Care Total		170,306,632

	Par ($)	Value ($)
Housing – 1.8%
Multi-Family – 1.0%
GA Clayton County Housing Authority
GCC Ventures LLC, Series 2001A, LIQ FAC: FNMA 4.350% 12/01/31 (12/01/11) (a)(b)	2,955,000	2,955,000
MA Housing Finance Agency
Series 2009 D, 4.000% 09/01/11	7,250,000	7,343,670
NY New York City Housing Development Corp.
Series 2009 C2, 5.000% 11/01/11	10,000,000	10,218,500
Multi-Family Total		20,517,170
Single-Family – 0.8%
CT Housing Finance Authority
Series 2008 D, 4.750% 05/15/18	7,000,000	7,127,050
FL Housing Finance Corp.
Series 2010 A, 5.000% 07/01/28	3,495,000	3,712,459
OH Housing Finance Agency
Series 2010, 5.000% 11/01/28	4,000,000	4,287,080
WA Housing Finance Commission
Series 2010 A, Insured: GNMA 4.700% 10/01/28	1,485,000	1,566,408
Single-Family Total		16,692,997
Housing Total		37,210,167
Industrials – 1.7%
Oil & Gas – 1.7%
CA Pollution Control Financing Authority
BP West Coast Products LLC, Series 2009, GTY AGMT: BP PLC 2.600% 12/01/46 (09/02/14) (a)(b)	5,000,000	4,988,900

See Accompanying Notes to Financial Statements.

10

Columbia Short Term Municipal Bond Fund

March 31, 2011

Municipal Bonds (continued)
	Par ($)	Value ($)
GA Public Gas Partners, Inc.
Series 2009 A: 5.000% 10/01/12	2,300,000	2,423,602
5.000% 10/01/14	3,630,000	3,948,206
IN Whiting
BP PLC, Series 2008, GTY AGMT: BP PLC 2.800% 06/01/44 (06/02/14) (a)(b)	13,250,000	13,188,785
LA Offshore Terminal Authority
Loop LLC: Series 2007 B-1A, 1.600% 10/01/37 (10/01/12) (a)(b)	3,350,000	3,346,750
Series 2010 B1, 1.875% 10/01/40 (04/01/11) (a)(b)	3,500,000	3,477,110
TX Gulf Coast Waste Disposal Authority
BP Products North America, Series 2007, GTY AGMT: BP PLC 2.300% 01/01/42 (09/03/13) (a)(b)	2,950,000	2,944,867
Oil & Gas Total		34,318,220
Industrials Total		34,318,220
Other – 10.0%
Other – 0.9%
CA Infrastructure & Economic Development Bank
J. Paul Getty Trust: Series 2007 A3, 2.250% 10/01/47 (04/02/12) (a)(b)	6,675,000	6,789,676
Series 2007 A4, 1.650% 10/01/47 (04/01/11) (a)(b)	2,325,000	2,325,000
United Nations Development Corp.
Series 2009 A: 4.000% 07/01/12	3,925,000	4,091,420
4.500% 07/01/13	2,200,000	2,363,196
5.000% 07/01/14	2,000,000	2,208,440
Other Total		17,777,732

	Par ($)	Value ($)
Pool/Bond Bank – 0.8%
AK Industrial Development & Export Authority
Series 2010 A, 5.000% 04/01/16	2,500,000	2,762,950
ME Health & Higher Educational Fasilities Authority
Series 2010 B: 4.000% 07/01/16	3,555,000	3,772,530
5.000% 07/01/15	3,455,000	3,790,101
PA Delaware Valley Regional Financing Authority
Series 2002, 5.500% 07/01/12	6,000,000	6,275,760
Pool/Bond Bank Total		16,601,341
Refunded/Escrowed (c) – 7.7%
CA County of Sacramento
Series 1988 A, AMT, Escrowed to Maturity, 8.000% 07/01/16	12,810,000	16,255,506
CA Department of Water Resources
Series 2002 A, Pre-refunded 05/01/12: 6.000% 05/01/14	8,250,000	8,831,707
Insured: AMBAC 5.500% 05/01/14	7,035,000	7,493,049
CA Economic Recovery
Series 2004 A, Pre-refunded 07/01/14, 5.000% 07/01/15	1,170,000	1,322,884
Series 2008 B, Pre-refunded 07/01/11, 5.000% 07/01/23 (07/01/11) (a)(b)	5,650,000	5,715,992
CO Health Facilities Authority
Catholic Health Initiatives, Series 2008 D1, Pre-refunded 11/12/13, 5.250% 10/01/38 (11/12/13) (a)(b)	315,000	351,376
FL Orlando Urban Community Development District
Series 2001 A, Pre-refunded 05/01/11, 6.950% 05/01/33	7,690,000	7,799,967

See Accompanying Notes to Financial Statements.

11

Columbia Short Term Municipal Bond Fund

March 31, 2011

Municipal Bonds (continued)
	Par ($)	Value ($)
IL State
Series 2002, Pre-refunded 10/01/12, Insured: NPFGC 5.250% 10/01/14	5,000,000	5,352,900
MI State
Series 2001 A, Pre-refunded 11/01/11, Insured: AGMC 5.500% 11/01/13	7,345,000	7,563,293
MN Dakota & Washington Counties Housing & Redevelopment Authority
Series 1988, AMT, Escrowed to Maturity, Insured: GNMA 7.950% 03/01/13	3,000,000	3,397,200
MO Health & Educational Facilities Authority
SSM Healthcare System, Series 2001 A, Pre-refunded 06/01/11, Insured: AMBAC 5.250% 06/01/28	2,000,000	2,036,300
MS State
Capital Improvements, Series 2002, Pre-refunded 11/01/12, Insured: FGIC 5.250% 11/01/13	7,925,000	8,494,332
NJ Economic Development Authority
Series 2008 W, Escrowed to Maturity, 5.000% 09/01/11	4,705,000	4,796,983
NJ Tobacco Settlement Financing Corp.
Series 2002, Pre-refunded 12/01/12, 6.125% 06/01/42	6,425,000	6,848,408
NM State Severance Tax
Series 2006 A, Pre-refunded 07/01/2011, Insured: NPFGC 4.000% 07/01/13	3,000,000	3,027,720
NY New York City Transitional Finance Authority
Series 2009 A, Escrowed to Maturity, 5.000% 11/01/11	3,470,000	3,564,002

	Par ($)	Value ($)
OH Building Authority
Series 2003 A, Pre-refunded 04/01/2013, Insured: AGMC 5.000% 04/01/15	2,080,000	2,254,283
SC Greenville County School District
Series 2002, Pre-refunded 12/01/12, 5.875% 12/01/16	5,475,000	6,011,550
TX Houston
Series 2002, Pre-refunded 03/01/12, 5.250% 03/01/19	3,750,000	3,907,275
WA Energy Northwest
Bonneville Power Administration Series 2001 A, Pre-refunded 07/01/2011, Insured: AGMC: 5.500% 07/01/16	10,000,000	10,229,200
5.500% 07/01/17	8,800,000	8,990,168
WI Badger Tobacco Asset Securitization Corp.
Pre-refunded to Various Dates, Series 2002, 6.125% 06/01/27	9,520,000	9,911,177
Series 2002, Pre-refunded 06/01/12, 6.000% 06/01/17	20,000,000	21,269,600
Refunded/Escrowed Total		155,424,872
Tobacco – 0.6%
IL Railsplitter Tobacco Settlement Authority
Series 2010: 4.000% 06/01/12	3,500,000	3,571,680
5.000% 06/01/15	3,615,000	3,800,450
NY Tobacco Settlement Financing Corp.
Series 2003 B-1C, 5.500% 06/01/17	4,300,000	4,328,337
Tobacco Total		11,700,467
Other Total		201,504,412

See Accompanying Notes to Financial Statements.

12

Columbia Short Term Municipal Bond Fund

March 31, 2011

Municipal Bonds (continued)
	Par ($)	Value ($)
Other Revenue – 0.7%
Recreation – 0.7%
FL Board of Education
Series 2006 A, Insured: AMBAC 5.000% 07/01/12	6,150,000	6,469,062
OR Department of Administrative Services
Series 2004 A, Insured: AGMC 5.000% 04/01/11	5,010,000	5,010,000
Series 2009 A, 3.000% 04/01/11	2,000,000	2,000,000
Recreation Total		13,479,062
Other Revenue Total		13,479,062
Resource Recovery – 1.2%
Disposal – 0.3%
CA Statewide Communities Development Authority
Republic Services, Inc., Series 2003 A, AMT, 4.950% 12/01/12	3,000,000	3,157,260
NY Babylon Industrial Development Agency
Babylon, Inc., Series 2009 A, 5.000% 01/01/13	1,500,000	1,582,290
Babylon, Inc., Series 2009 A, 5.000% 01/01/14	2,000,000	2,143,580
Disposal Total		6,883,130
Resource Recovery – 0.9%
FL County of Hillsborough
Series 2006 A, AMT, Insured: AMBAC 5.000% 09/01/14	3,025,000	3,255,687
FL County of Lee
Series 2001, AMT, Insured: NPFGC 5.625% 10/01/12	5,285,000	5,388,110
MD Northeast Waste Disposal Authority
Series 2003, AMT, Insured: AMBAC 5.500% 04/01/11	8,425,000	8,425,000
Resource Recovery Total		17,068,797
Resource Recovery Total		23,951,927

	Par ($)	Value ($)
Tax-Backed – 40.2%
Local Appropriated – 1.8%
CA Golden Empire Schools Financing Authority
Series 2010, 4.000% 05/01/12	10,000,000	10,244,300
FL Palm Beach County School Board
Series 2002 E, Insured: AMBAC 5.250% 08/01/12	7,625,000	8,014,714
IL Chicago Public Building Commission
Series 1999 B, Insured: NPFGC 5.250% 12/01/15	3,165,000	3,395,349
NY Dormitory Authority
Series 2008, 5.000% 01/15/14	6,300,000	6,771,240
NY Health & Hospital Corp.
Series 2010 A, 5.000% 02/15/15	4,500,000	4,908,780
OK Tulsa County Industrial Authority
Series 2009: 4.000% 09/01/13	1,000,000	1,066,140
5.500% 09/01/14	1,280,000	1,449,382
Local Appropriated Total		35,849,905
Local General Obligations – 9.5%
AK North Slope Borough
Series 2000 B, Insured: NPFGC (d) 06/30/11	16,050,000	16,028,012
Series 2010 A, 3.000% 06/30/12	2,500,000	2,574,000
CA Gilroy Unified School District
Series 2010, 5.000% 04/01/13	5,125,000	5,405,286
CA Long Beach Community College District
Series 2010 A, 9.850% 01/15/13	13,875,000	15,914,764
CA Long Beach Unified School District
Series 2009 A: 4.000% 08/01/11	2,150,000	2,175,628
5.000% 08/01/11	1,650,000	1,675,146

See Accompanying Notes to Financial Statements.

13

Columbia Short Term Municipal Bond Fund

March 31, 2011

Municipal Bonds (continued)
	Par ($)	Value ($)
CA Los Angeles Unified School District
Series 2009, 3.000% 07/01/11	9,905,000	9,964,529
FL Miami Dade County School District
Series 1996, Insured: NPFGC 5.000% 07/15/11	5,895,000	5,970,692
GA Whitfield County School District
Series 2009, 5.000% 04/01/11	3,250,000	3,250,000
IL Chicago Board of Education
Series 1999 A, Insured: NPFGC (d) 12/01/11	4,500,000	4,446,495
Series 2010 F, 5.000% 12/01/15	2,000,000	2,146,920
IL County of Cook
Series 2009 C, 5.000% 11/15/12	4,000,000	4,214,800
Series 2009 D, 5.000% 11/15/14	3,000,000	3,241,650
KS Sedgwick County Unified School District No. 259
Series 2001, Insured: AGMC 5.500% 09/01/11	5,100,000	5,210,313
KS Spring Hill
Series 2009 C, 2.000% 09/01/11	5,475,000	5,492,958
KS Topeka
Series 2009 B, 4.000% 08/15/11	5,700,000	5,777,748
LA Orleans Parish Parishwide School District
Series 2010, Insured: AGMC: 4.000% 09/01/15	8,240,000	8,675,978
5.000% 09/01/16	3,785,000	4,148,890
MA Plymouth
Series 2009, 3.000% 05/15/11	3,195,000	3,205,639
NM Albuquerque
Series 2009 A, 3.000% 07/01/11	6,085,000	6,126,317

	Par ($)	Value ($)
NY New York City
Series 2005 J, 5.000% 03/01/16	8,000,000	8,768,880
Series 2005 O, 5.000% 06/01/14	4,250,000	4,703,688
Series 2007 A-1, 5.000% 08/01/12	3,000,000	3,174,840
Series 2009 E, 5.000% 08/01/15	3,500,000	3,924,375
TN County of Rutherford
Series 2009, 4.000% 04/01/12	10,000,000	10,341,500
TN Sevier County Public Building Authority
Series 2009, 4.000% 06/01/11	7,500,000	7,543,200
TN Shelby County
Public Improvement, Series 2001 A, 5.000% 04/01/11	6,250,000	6,250,000
TX Lubbock City
Series 2011, 5.000% 02/15/15 (e)	1,250,000	1,402,675
TX Plano Independent School District
Series 2002, Insured: PSFG 5.000% 02/15/12	3,335,000	3,471,502
Series 2004, Insured: PSFG 5.000% 02/15/12	7,000,000	7,286,510
VA Newport News
Series 2009 B, 3.250% 09/01/11	6,095,000	6,172,467
VA Norfolk City
Series 2011 A, 3.000% 01/01/14	3,250,000	3,319,485
VA Pittsylvania County
Series 2010 A, 3.500% 07/15/13	3,000,000	3,019,710
WA Seattle
Series 2009, 4.000% 05/01/11	8,655,000	8,682,090
Local General Obligations Total		193,706,687

See Accompanying Notes to Financial Statements.

14

Columbia Short Term Municipal Bond Fund

March 31, 2011

Municipal Bonds (continued)
	Par ($)	Value ($)
Special Non-Property Tax – 9.6%
AR Fayetteville
Series 2005 B, Insured: NPFGC 4.000% 12/01/11	6,830,000	6,995,696
CA State
Series 2004 A, 5.000% 07/01/15	1,690,000	1,838,686
Series 2009 B, 5.000% 07/01/23 (07/01/14) (a)(b)	14,500,000	15,713,940
CT State
Series 2001 B, Insured: AGMC 5.375% 10/01/14	15,780,000	16,140,889
FL Citizens Property Insurance Corp.
Series 2007 A, Insured: NPFGC 5.000% 03/01/13	15,000,000	15,646,200
Series 2010 A-3, 2.000% 06/01/13 (04/07/11) (a)(b)	10,000,000	9,994,200
FL Department of Environmental Protection
Series 2008 A, 5.000% 07/01/11	4,865,000	4,919,877
FL Jacksonville
Series 2010 A-1, 5.000% 10/01/16	8,985,000	10,085,932
GA Douglas County
Series 2011, 5.000% 08/01/12	4,000,000	4,237,640
IL Metropolitan Pier & Exposition Authority
Series 1996 A, Insured: NPFGC (d) 12/15/11	6,500,000	6,419,985
IL Regional Transportation Authority
Series 1999, Insured: AGMC 5.750% 06/01/11	8,125,000	8,192,844
KS Wyandotte County-Kansas City Unified Government
Series 2010, (d) 06/01/21	4,100,000	2,205,841

	Par ($)	Value ($)
LA Regional Transit Authority
Series 2010, Insured: AGMC: 4.000% 12/01/15	1,150,000	1,228,223
4.000% 12/01/16	1,000,000	1,062,720
LA State Gas & Fuel Tax
Series 2010 A-1, 1.000% 05/01/43 (04/07/11) (a)(b)	21,250,000	21,219,400
MA School Building Authority
Series 2005 A, Insured: AGMC 5.000% 08/15/12	6,100,000	6,470,514
MO Bi-State Development Agency of the Missouri-Illinois Metropolitan District
Series 2002 B, 5.250% 10/01/15	10,500,000	11,255,475
ND Fargo Sales Tax
Series 2009 D, 3.000% 11/01/11	5,040,000	5,114,138
NM State Severance Tax
Series 2009 A, 5.000% 07/01/14	7,895,000	8,851,006
NY Local Government Assistance Corp.
Series 2001 A-1, 5.000% 04/01/11	9,300,000	9,300,000
NY New York City Transitional Finance Authority
Series 2009 C1, 5.000% 08/01/14	6,795,000	7,614,341
RI Convention Center Authority
Series 2003 A, Insured: AGMC 5.000% 05/15/16	5,610,000	5,931,902
TX Houston
Series 2001 B, Insured: AMBAC 5.750% 09/01/12	3,590,000	3,641,875
TX Public Finance Authority
Series 2010 A, 5.000% 07/01/12	3,100,000	3,274,003

See Accompanying Notes to Financial Statements.

15

Columbia Short Term Municipal Bond Fund

March 31, 2011

Municipal Bonds (continued)
	Par ($)	Value ($)
VI Virgin Islands Public Finance Authority
Series 2009 B: 5.000% 10/01/11	2,500,000	2,539,925
5.000% 10/01/12	4,145,000	4,325,473
Special Non-Property Tax Total		194,220,725
State Appropriated – 8.1%
AL Public School & College Authority
Series 2009 A, 5.000% 05/01/14	9,000,000	9,993,600
AZ School Facilities Board
Series 2005 A-1, 5.000% 09/01/14	10,000,000	10,827,300
Series 2008, 5.500% 09/01/13	8,000,000	8,630,240
AZ State
Series 2010 A, Insured: AGMC 5.000% 10/01/15	5,000,000	5,388,550
CA Public Works Board
Series 2010 A-1: 5.000% 03/01/15	3,000,000	3,202,590
5.000% 03/01/16	1,325,000	1,410,873
CA Statewide Communities Development Authority
Series 2009, 5.000% 06/15/13	20,945,000	22,305,168
KS Development Finance Authority
Series 2004 F, Insured: AMBAC 5.250% 10/01/11	2,250,000	2,303,393
LA Facilities Authority Revenue
Hurricane Recovery Program, Series 2007, Insured: AMBAC 5.000% 06/01/11	3,000,000	3,017,910
LA Local Government Environmental Facilities & Community Development Authority
LA Community & Technical College System, Series 2009 A, 4.000% 10/01/14	1,545,000	1,640,605
LA Office Facilities Corp.
Series 2010, 5.000% 05/01/16	4,505,000	4,843,100

	Par ($)	Value ($)
MI Building Authority
Series 2005 I, Insured: AMBAC 5.000% 10/15/29 (10/15/11) (a)(b)	12,000,000	12,222,240
NJ Building Authority
Series 2007 B, 5.000% 06/15/13	8,205,000	8,756,376
NJ Economic Development Authority
Series 1992 A, (d) 03/15/13	4,500,000	4,327,920
NY Dormitory Authority
Series 2002 B, Insured: NPFGC 5.250% 11/15/29 (05/15/12) (a)(b)	10,000,000	10,466,600
Series 2004, Insured: NPFGC 5.000% 07/01/14	3,660,000	4,017,179
Series 2009, 5.000% 02/15/13	13,505,000	14,366,889
NY Thruway Authority Service Contract
Local Highway & Bridge, Series 2002, 5.500% 04/01/11	3,000,000	3,000,000
Series 2008, 5.000% 04/01/12	5,245,000	5,460,727
OH Major New State Infrastructure
Series 2008-1, 5.000% 06/15/12	2,200,000	2,315,390
OR Department of Administrative Services
Series 2002 B, Insured: NPFGC: 5.250% 05/01/15	6,020,000	6,295,415
5.250% 05/01/16	6,085,000	6,357,973
Series 2009 A, 5.000% 05/01/14	3,125,000	3,457,000
VA Public Building Authority
Series 2008, 5.000% 08/01/11	9,000,000	9,141,840
State Appropriated Total		163,748,878

See Accompanying Notes to Financial Statements.

16

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March 31, 2011

Municipal Bonds (continued)
	Par ($)	Value ($)
State General Obligations – 11.2%
AK State
Series 2003 A, Insured:AGMC 5.000% 08/01/14	14,000,000	15,245,720
CA State
Series 2004: 5.000% 04/01/11	1,850,000	1,850,000
5.000% 12/01/15	2,200,000	2,378,596
Series 2005, 5.000% 03/01/15	4,000,000	4,428,640
Series 2006, 5.000% 03/01/14	4,000,000	4,365,280
Series 2010: 4.000% 11/01/13	1,650,000	1,750,634
4.000% 11/01/14	1,250,000	1,339,563
CT State
Series 2004 C, Insured: NPFGC 5.000% 04/01/11	5,000,000	5,000,000
Series 2009 B, 4.000% 06/01/11	15,000,000	15,091,650
FL Board of Education
Series 2005 A, Insured: NPFGC 5.000% 06/01/11	4,090,000	4,121,575
Series 2009 D, 5.000% 06/01/14	16,460,000	18,333,313
GA State
Series 1994 D, 6.800% 08/01/11	3,000,000	3,063,960
IL State
Series 2002, Insured: NPFGC 5.500% 08/01/16	6,700,000	6,831,454
Series 2009, 3.000% 04/01/11	6,000,000	6,000,000
Series 2010: 5.000% 01/01/16	10,000,000	10,472,200
Insured: AGMC 5.000% 01/01/16	4,250,000	4,460,077
LA State
Series 2005 A, Insured: NPFGC 5.000% 08/01/12	10,000,000	10,595,800

	Par ($)	Value ($)
MA State
Series 2010 A: 0.630% 02/01/13 (04/07/11) (a)(b)	14,500,000	14,500,580
0.780% 02/01/14 (04/07/11) (a)(b)	5,050,000	5,049,697
Series 2011 A: 0.730% 02/01/14 (04/07/11) (a)(b)	5,400,000	5,400,000
0.920% 02/01/15 (04/06/11) (a)(b)	2,000,000	2,000,000
MI Finance Authority
Series 2010 D-1, 2.000% 08/19/11	6,400,000	6,435,072
MI State
Series 2008 A, 5.000% 05/01/12	3,670,000	3,838,416
NJ State
Series 2010 S, 5.000% 02/15/13	10,000,000	10,707,500
OH State
Series 2009 C, 5.000% 09/15/14	20,000,000	22,390,200
TX State
Series 2010, AMT, 5.000% 08/01/15	5,775,000	6,415,159
Tax & Revenue Anticipation Notes, Series 2010, 2.000% 08/31/11	20,000,000	20,140,200
UT State
Series 2009 C, 5.000% 07/01/14	2,500,000	2,814,675
Series 2010 A, 5.000% 07/01/12	6,180,000	6,532,445
WV State
Sereis 2005, Insured:NPFGC 5.000% 06/01/11	5,700,000	5,744,802
State General Obligations Total		227,297,208
Tax-Backed Total		814,823,403
Transportation – 12.8%
Airports – 6.1%
AZ Phoenix Civic Improvement Corp.
Series 2002 B, AMT, Insured: NPFGC 5.750% 07/01/17	6,000,000	6,177,540

See Accompanying Notes to Financial Statements.

17

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March 31, 2011

Municipal Bonds (continued)
	Par ($)	Value ($)
Series 2005 B, Insured: NPFGC 5.000% 07/01/11	4,500,000	4,553,010
Series 2008 D, AMT, 5.250% 07/01/11	2,600,000	2,628,106
CO Denver City & County Airport
Series 2008 A1, AMT, 5.000% 11/15/11	5,000,000	5,128,350
DC Metropolitan Washington Airports Authority
Series 2007 B, AMT, Insured: AMBAC 5.000% 10/01/11	5,000,000	5,108,000
Series 2010 B, AMT, 5.000% 10/01/12	3,300,000	3,479,784
FL Broward County Airport Systems Revenue
Series 1998 G, AMT, Insured: AMBAC 4.500% 10/01/11	3,300,000	3,309,471
FL County of Lee
Series 2010 A, AMT, Insured: AGMC 5.000% 10/01/12	1,500,000	1,570,035
FL Miami Dade County Aviation
Miami International Airport, Series 2007 C, AMT, Insured:AGMC 5.000% 10/01/13	3,500,000	3,770,620
GA Atlanta
Series 2003 D, AMT, Insured: NPFGC 5.250% 01/01/15	5,000,000	5,268,850
HI State
Series 2010 B, AMT, 5.000% 07/01/15	7,000,000	7,552,930
IL City of Chicago
Series 2010 B, 5.000% 01/01/34 (01/01/15) (a)(b)	5,500,000	5,897,265
KY Louisville Regional Airport Authority
Series 2008, AMT, Insured: AGMC 5.000% 07/01/12	2,935,000	3,073,268

	Par ($)	Value ($)
MA Port Authority
Series 2010 E, AMT: 5.000% 07/01/14	5,000,000	5,381,200
5.000% 07/01/15	4,000,000	4,325,120
MI Wayne County Airport Authority
Series 2010 C, 5.000% 12/01/14	12,805,000	13,624,264
MN Minneapolis - St. Paul Metropolitan Airports Commission
Series 2009 B, AMT, 5.000% 01/01/14	2,055,000	2,228,298
Series 2010 D, AMT, 5.000% 01/01/16	5,160,000	5,484,151
NV Clark County Airport
Series 2010 E2, 5.000% 07/01/12	7,000,000	7,302,120
Series 2010, 3.000% 07/01/12	2,000,000	2,035,880
TN Memphis-Shelby County Airport Authority
Series 2010 B, AMT: 4.000% 07/01/15	2,060,000	2,120,379
5.000% 07/01/16	1,000,000	1,065,880
TX Dallas-Fort Worth International Airport Facilities Improvement Corp.
Series 2009 A, 5.000% 11/01/14	3,000,000	3,291,780
TX Houston
Series 2002, Insured: AGMC 5.500% 07/01/13	6,330,000	6,654,412
WA Port of Seattle
Series 2007 B, AMT, Insured: AGMC 5.000% 10/01/11	5,580,000	5,701,979
Series 2010 B AMT, 5.000% 12/01/15	7,000,000	7,586,740
Airports Total		124,319,432
Ports – 1.1%
CA Port of Oakland
Series 2007 A, AMT, Insured: NPFGC 5.000% 11/01/13	5,610,000	5,922,253

See Accompanying Notes to Financial Statements.

18

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March 31, 2011

Municipal Bonds (continued)
	Par ($)	Value ($)
NY Port Authority of New York & New Jersey
Series 2002, AMT, Insured: AMBAC 5.500% 12/15/16	3,630,000	3,791,353
Series 2003, AMT, Insured: CIFG 5.000% 12/15/16	10,000,000	10,568,300
TX Port of Houston Authority
Series 2001 B, AMT, Insured: NPFGC 5.500% 10/01/13	2,515,000	2,566,331
Ports Total		22,848,237
Toll Facilities – 3.2%
NY Buffalo & Fort Erie Public Bridge Authority
Series 2005, LOC: U.S. Bank N.A. 2.625% 01/01/25 (07/01/14) (a)(b)	10,440,000	10,467,248
NY Thruway Authority
Series 2009, 4.000% 07/15/11	17,000,000	17,179,860
NY Triborough Bridge & Tunnel Authority
Series 2002 B, 5.250% 11/15/16	10,000,000	10,657,900
PA Turnpike Commission
Series 2001 S, 5.625% 06/01/12	7,750,000	7,892,833
Series 2009 C: 0.770% 12/01/11 (04/07/11) (a)(b)	6,500,000	6,505,070
0.870% 12/01/12 (04/07/11) (a)(b)	10,000,000	10,000,800
TX North Texas Tollway Authority
Series 2009 A, 5.000% 01/01/13	1,300,000	1,372,475
Toll Facilities Total		64,076,186
Transportation – 2.4%
CO Regional Transportation District
Series 2010: 5.000% 06/01/15	1,420,000	1,550,186
5.000% 06/01/16	2,010,000	2,194,860

	Par ($)	Value ($)
DE Transportation Authority Motor Fuel Tax
Series 2008 A, 5.000% 07/01/11	3,385,000	3,425,044
IL Chicago Transit Authority
Series 2006 A, 5.000% 06/01/12	3,650,000	3,781,254
KS Department of Transportation
Series 2003 A, 5.000% 09/01/12	8,000,000	8,509,440
NY Metropolitan Transportation Authority
Series 2003 B, 5.250% 11/15/16	4,500,000	4,807,215
Series 2008 B, 5.000% 11/15/16 (11/15/11) (a)(b)	20,150,000	20,649,317
TX Transportation Commission
Series 2006 A, 5.000% 04/01/12	3,000,000	3,137,430
Transportation Total		48,054,746
Transportation Total		259,298,601
Utilities – 14.5%
Investor Owned – 4.3%
AL Mobile Industrial Development Board
Alabama Power Co., Series 2007 A, 4.750% 06/01/34 (03/19/12) (a)(b)	2,000,000	2,068,340
CA Infrastructure & Economic Development Bank
Pacific Gas & Electric, Series 2010 E, 2.250% 11/01/26 (04/02/12) (a)(b)	6,000,000	6,035,640
CA Pollution Control Financing Authority
San Diego Gas & Electric Co., Series 1996 A, 5.900% 06/01/14	4,500,000	4,965,615
CT Development Authority
Connecticut Light & Power Co., Series 1996 A, AMT, 1.400% 05/01/31 (04/01/11) (a)(b)	5,000,000	5,000,000

See Accompanying Notes to Financial Statements.

19

Columbia Short Term Municipal Bond Fund

March 31, 2011

Municipal Bonds (continued)
	Par ($)	Value ($)
FL Escambia County
Gulf Power Co., Series 2009, 2.000% 04/01/39 (04/03/12) (a)(b)	5,000,000	5,032,800
GA Burke County Development Authority
Georgia Power Co., Series 1994, 3.750% 10/01/32 (01/12/12) (a)(b)	16,025,000	16,360,884
LA Public Facilities Authority
Cleco Power LLC, Series 2008, 7.000% 12/01/38 (12/01/11) (a)(b)	4,000,000	4,120,720
Series 2010 B, 2.875% 11/01/15	2,750,000	2,727,890
MI Strategic Fund
The Detroit Edison Co., Series 2009, 3.050% 08/01/24 (12/03/12) (a)(b)	5,000,000	5,098,200
NH Business Finance Authority
United Illuminating Co.: Series 2009 A, AMT, 6.875% 12/01/29 (02/01/12) (a)(b)	2,000,000	2,084,360
Series 2009 AMT, 7.125% 07/01/27 (02/01/12) (a)(b)	4,000,000	4,177,360
NJ Salem County Utilities Authority
Public Service Electric & Gas, Series 2010 A, 0.950% 05/01/28 (11/01/11) (a)(b)	4,500,000	4,498,695
OH Air Quality Development Authority
Columbus Southern Power Co., Series 2009 A, 3.875% 12/01/38 (06/01/14) (a)(b)	3,400,000	3,445,934
Ohio Power Co.: Series 2010 A, 3.250% 06/01/41 (06/02/14) (a)(b)	6,150,000	6,199,692
Series 2010 A, AMT, 2.875% 12/01/27 (08/01/14) (a)(b)	3,130,000	3,122,832

	Par ($)	Value ($)
VA Louisa Industrial Development Authority
Virginia Electric & Power Co., Series 1997 A, AMT, 1.375% 04/01/22 (04/01/11) (a)(b)	3,500,000	3,500,000
VA York County Economic Development Authority
Virginia Electric & Power Co., Series 2009 A, 4.050% 05/01/33 (05/01/14) (a)(b)	3,500,000	3,658,585
WV Economic Development Authority
Appalachian Power Co, Series 2011 A AMT, 2.000% 01/01/41 (08/01/12) (a)(b)	4,000,000	4,011,400
Investor Owned Total		86,108,947
Joint Power Authority – 5.4%
AL Chatom Industrial Development Board
Powersouth Energy Coop, Series 2010 B: 2.000% 08/01/11	5,895,000	5,909,679
4.000% 08/01/12	5,895,000	6,077,804
CA Infrastructure & Economic Development Bank
Independent System Operator Corp., Series 2008 A, 5.000% 02/01/13	6,000,000	6,297,720
CA Northern California Power Agency
Series 2010 A, 4.000% 07/01/15	1,355,000	1,414,972
GA Municipal Electric Authority
Series 1998 Y, Insured: AGMC 6.500% 01/01/17	6,300,000	7,209,556
Series 2008 A, 5.000% 01/01/12	2,000,000	2,063,420
MN Municipal Power Agency
Series 2010 B, 4.000% 10/01/13	3,000,000	3,057,510
NC Eastern Municipal Power Agency
Series 2003 F, 5.375% 01/01/13	7,000,000	7,446,530

See Accompanying Notes to Financial Statements.

20

Columbia Short Term Municipal Bond Fund

March 31, 2011

Municipal Bonds (continued)
	Par ($)	Value ($)
NC Municipal Power Agency No. 1
Series 2003 A, 5.250% 01/01/15	2,000,000	2,120,060
ND McLean County
Great River Energy, Series 2010 C, AMT, 3.500% 07/01/38 (07/01/15) (a)(b)	13,000,000	13,179,270
OK Grand River Dam Authority
Series 1995, Insured: AMBAC 6.250% 06/01/11	13,590,000	13,707,689
SC Public Service Authority
Series 2009 E, 5.000% 01/01/14	1,500,000	1,658,445
TX Lower Colorado River Authority
Series 2010: 5.000% 05/15/14	2,230,000	2,462,767
5.000% 05/15/15	4,000,000	4,469,960
UT Intermountain Power Agency
Series 2008 A, 5.250% 07/01/11	7,000,000	7,084,210
Series 2009 A, 5.000% 07/01/13	10,000,000	10,812,000
WA Energy Northwest Washington Electric Revenue
Refunding Project No. 1A, Series 2002, Insured: NPFGC 5.500% 07/01/15	5,000,000	5,286,800
WA Energy Northwest
Series 1992 A, 6.300% 07/01/12	9,000,000	9,635,760
Joint Power Authority Total		109,894,152
Municipal Electric – 3.0%
CA Department of Water Resources
Series 2002 A, Insured: AGMC 5.250% 05/01/12	4,200,000	4,408,404
Series 2010, 5.000% 05/01/12	3,500,000	3,672,165
FL JEA
Series 2002, 5.250% 10/01/12	4,910,000	5,020,475

	Par ($)	Value ($)
FL Kissimmee Utility Authority
Series 2001, Insured: AMBAC 5.000% 10/01/14	7,195,000	7,335,159
FL Lakeland Energy System
Series 2009, 1.000% 10/01/12 (04/07/11) (a)(b)	13,475,000	13,479,312
NE Lincoln
Series 2002, 5.000% 09/01/14	5,000,000	5,269,600
NM Los Alamos County, Inc.
Series 2004 A, Insured: AGO 5.000% 07/01/15	2,555,000	2,699,562
NY Long Island Power Authority
Series 2003 B, 5.250% 06/01/13	4,250,000	4,602,197
TX Lubbock Electric Light & Power System
Series 2010: 4.000% 04/15/12	1,595,000	1,646,614
4.000% 04/15/15	1,250,000	1,330,313
5.000% 04/15/16	1,500,000	1,660,080
WA Clark County Public Utility District No. 1
Series 2010, 5.000% 01/01/15	2,900,000	3,163,320
WA Seattle Municipal Light & Power
Series 2004, Insured: AGMC 5.000% 08/01/15	6,000,000	6,622,620
Municipal Electric Total		60,909,821
Water & Sewer – 1.8%
AR Development Finance Authority
Series 2004 A, 5.000% 12/01/12	2,435,000	2,452,069
AZ Pima County Sewer Revenue
Series 2011 A: 5.000% 07/01/12	1,000,000	1,050,010
5.000% 07/01/13	1,250,000	1,347,738
CA Los Angeles
Series 2009 A, 5.000% 06/01/12	6,040,000	6,347,376

See Accompanying Notes to Financial Statements.

21

Columbia Short Term Municipal Bond Fund

March 31, 2011

Municipal Bonds (continued)
	Par ($)	Value ($)
FL Orlando Utilities Commission Water & Electric
Series 2008, 3.500% 10/01/25 (10/01/12) (a)(b)	10,500,000	10,637,656
IL Chicago Wastewater Transmission
Series 1993, Insured: NPFGC 5.375% 01/01/13	1,870,000	1,933,673
TX Dallas Waterworks & Sewer Systems Revenue
Series 2007, Insured: AMBAC 5.000% 10/01/12	5,000,000	5,335,800
TX Houston Water & Sewer System
Series 1991 C, Insured: AMBAC (d) 12/01/11	5,000,000	4,976,450
TX Titus County Fresh Water Supply District
Southwestern Electric Power Co., Series 2008, 4.500% 07/01/11	1,000,000	1,007,130
WA King County Sewer Revenue
Series 2002 B, Insured: AGMC 5.500% 01/01/14	2,000,000	2,068,420
Water & Sewer Total		37,156,322
Utilities Total		294,069,242
Total Municipal Bonds (cost of $1,926,320,817)		1,946,229,914
Investment Company – 0.7%
	Shares
BofA Tax-Exempt Reserves, Capital Class (7 day yield of 0.110%) (f)	15,324,354	15,324,354
Total Investment Company (cost of $15,324,354)		15,324,354

Short-Term Obligations – 2.4%
	Par ($)	Value ($)
Variable Rate Demand Notes (g) – 2.4%
IA Finance Authority
Village Court Associates, Series 1985 B, GTY AGMT: E.I. DuPont De Nemours 0.340% 11/01/35 (04/07/11) (a)(b)	10,000,000	10,000,000
IN Finance Authority
Duke Energy, Inc., Series 2003 A, AMT, 0.590% 12/01/38 (04/06/11) (a)(b)	12,000,000	12,000,000
NY Clinton County Industrial Development Agency
Champlain Valley Physicians, Series 2006 A, LOC: Keybank N.A. 0.540% 07/01/17 (04/07/11) (a)(b)	8,655,000	8,655,000
OH Higher Educational Facility Commission
Series 2006 A, LOC: Fifth Third Bank 1.000% 09/01/36 (04/07/11) (a)(b)	18,000,000	18,000,000
Variable Rate Demand Notes Total		48,655,000
Total Short-Term Obligations (cost of $48,655,000)		48,655,000
Total Investments – 99.2% (cost of $1,990,300,171) (h)		2,010,209,268
Other Assets & Liabilites, Net – 0.8%		15,287,838
Net Assets – 100.0%		2,025,497,106

Notes to Investment Portfolio:

(a)  The interest rate shown on floating rate or variable rate securities reflects the rate at March 31, 2011.

(b)  Parenthetical date represents the next interest rate reset date for the security.

(c)  The Fund has been informed that each issuer has placed direct obligations of the U.S. Government in an irrevocable trust, solely for the payment of principal and interest.

(d)  Zero coupon bond.

(e)  Security purchased on a delayed delivery basis.

See Accompanying Notes to Financial Statements.

22

Columbia Short Term Municipal Bond Fund

March 31, 2011

(f)  Investments in affiliates during the year ended March 31, 2011:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, ended of period
BofA Tax-Exempt Reserves, Capital Class (7 day yield of 0.110%)	$8,152,375	$120,426,296	$96,471,671	$2,413	$—

  As of May 1, 2010, this company was no longer an affiliate of the Fund. The above table reflects activity for the period from April 1, 2010, through April 30, 2010.

(g)  Variable rate demand notes. These securities are payable upon demand and are secured by letters of credit or other credit support agreements from banks. The interest rates change periodically and the interest rates shown reflect the rates at March 31, 2011.

(h)  Cost for federal income tax purposes is $1,990,580,421.

  Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

  The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

  Fair value inputs are summarized in the three broad levels listed below:

• Level 1—Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

• Level 2—Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

• Level 3—Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

  Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

  Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the

Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund's investments as of March 31, 2011:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Total Municipal Bonds	$—	$1,946,229,914	$—	$1,946,229,914
Total Investment Company	15,324,354	—	—	15,324,354
Total Short-Term Obligations	—	48,655,000	—	48,655,000
Total Investments	$15,324,354	$1,994,884,914	$—	$2,010,209,268

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through its correlation to prices and information from market transactions for similar or identical assets.

Certain short-term obligations may be valued using amortized cost, an income approach which converts future cash flows to a present value based upon the discount or premium at purchase.

There were no significant transfers of financial assets between Levels 1 and 2 during the period.

At March 31, 2011, the composition of the Fund by revenue source is as follows:

Holdings By Revenue Source (Unaudited)	% of Net Assets
Tax-Backed	40.2
Utilities	14.5
Transportation	12.8
Other	10.0
Health Care	8.4
Education	4.8
Housing	1.8
Industrials	1.7
Resource Recovery	1.2
Other Revenue	0.7
96.1
Investment Company	0.7
Short-Term Obligations	2.4
Other Assets & Liabilities, Net	0.8
100.0

Acronym	Name
AGMC	Assured Guaranty Municipal Corp.

AGO	Assured Guaranty Ltd.

AMBAC	Ambac Assurance Corp.

AMT	Alternative Minimum Tax

CIFG	CIFG Assurance North America, Inc.

FGIC	Financial Guaranty Insurance Co.

FNMA	Federal National Mortgage Association

GNMA	Government National Mortgage Association

GTY AGMT	Guaranty Agreement

LIQ FAC	Liquidity Facility

LOC	Letter of Credit

NPFGC	National Public Finance Guarantee Corp.

PSFG	Permanent School Fund Guarantee

See Accompanying Notes to Financial Statements.

23

Statement of Assets and Liabilities – Columbia Short Term Municipal Bond Fund
March 31, 2011

		($)
Assets	Investments, at identified cost	1,990,300,171
	Investments, at value	2,010,209,268
	Cash	884
	Receivable for:
	Fund shares sold	2,239,833
	Interest	24,602,499
	Expense reimbursement due from Investment Manager	355,032
	Prepaid expenses	4,996
	Total Assets	2,037,412,512
Liabilities	Payable for:
	Investments purchased on a delayed delivery basis	1,407,925
	Fund shares repurchased	6,377,030
	Distributions	2,602,137
	Investment advisory fee	456,889
	Administration fee	249,727
	Pricing and bookkeeping fees	20,138
	Transfer agent fee	531,666
	Trustees' fees	68,300
	Custody fee	9,713
	Distribution and service fees	97,298
	Chief compliance officer expenses	801
	Interest payable	119
	Other liabilities	93,663
	Total Liabilities	11,915,406
	Net Assets	2,025,497,106
Net Assets Consist of	Paid-in capital	2,017,023,636
	Undistributed net investment income	73,430
	Accumulated net realized loss	(11,509,057)
	Net unrealized appreciation on investments	19,909,097
	Net Assets	2,025,497,106

See Accompanying Notes to Financial Statements.

24

Statement of Assets and Liabilities (continued) – Columbia Short Term Municipal Bond Fund
March 31, 2011

Class A	Net assets	$281,009,339
	Shares outstanding	26,833,436
	Net asset value per share	$10.47	(a)
	Maximum sales charge	1.00%
	Maximum offering price per share ($10.47/0.9900)	$10.58	(b)
Class B	Net assets	$325,116
	Shares outstanding	31,045
	Net asset value offering and redemption price per share	$10.47
Class C	Net assets	$40,602,960
	Shares outstanding	3,876,752
	Net asset value and offering price per share	$10.47	(a)
Class Z	Net assets	$1,703,559,691
	Shares outstanding	162,658,742
	Net asset value, offering and redemption price per share	$10.47

(a)  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)  On sales of $100,000 or more the offering price is reduced.

See Accompanying Notes to Financial Statements.

25

Statement of Operations – Columbia Short Term Municipal Bond Fund
For the Year Ended March 31, 2011

		($)
Investment Income	Interest	52,603,467
	Dividends	36,148
	Dividends from affiliates	2,413
	Total investment income	52,642,028
Expenses	Investment advisory fee	6,098,277
	Administration fee	3,369,326
	Distribution fee:
	Class B	2,533
	Class C	383,067
	Service fee:
	Class B	845
	Class C	127,690
	Distribution and service fees:
	Class A	976,179
	Transfer agent fee	2,093,123
	Pricing and bookkeeping fees	192,867
	Trustees' fees	62,274
	Custody fee	67,742
	Chief compliance officer expenses	3,459
	Other expenses	470,944
	Expenses before interest expense	13,848,326
	Interest expense	119
	Total Expenses	13,848,445
	Fees waived or expenses reimbursed by Investment Manager	(662,933)
	Interest expense reimbursement by Investment Manager	(119)
	Expense reductions	(321)
	Net Expenses	13,185,072
	Net Investment Income	39,456,956
Net Realized and Unrealized Loss on Investments	Net realized loss on investments	(876,253)
	Net change in unrealized appreciation (depreciation) on investments	(15,352,790)
	Net Loss	(16,229,043)
	Net Increase Resulting from Operations	23,227,913

See Accompanying Notes to Financial Statements.

26

Statement of Changes in Net Assets – Columbia Short Term Municipal Bond Fund

		Year Ended March 31,
Increase (Decrease) in Net Assets		2011 ($)	2010 ($)
Operations	Net investment income	39,456,956	36,072,956
	Net realized gain (loss) on investments	(876,253)	159,968
	Net change in unrealized appreciation (depreciation) on investments	(15,352,790)	15,106,965
	Net increase resulting from operations	23,227,913	51,339,889
Distributions to Shareholders	From net investment income:
	Class A	(5,845,572)	(5,907,846)
	Class B	(2,562)	(3,989)
	Class C	(383,703)	(425,275)
	Class Z	(33,225,119)	(29,735,846)
	Total distributions to shareholders	(39,456,956)	(36,072,956)
	Net Capital Stock Transactions	(523,375,361)	1,262,297,659
	Increase from regulatory settlements	—	1,276
	Total increase (decrease) in net assets	(539,604,404)	1,277,565,868
Net Assets	Beginning of period	2,565,101,510	1,287,535,642
	End of period	2,025,497,106	2,565,101,510
	Undistributed net investment income at end of period	73,430	73,550

See Accompanying Notes to Financial Statements.

27

Statement of Changes in Net Assets (continued) – Columbia Short Term Municipal Bond

	Capital Stock Activity
	Year Ended March 31, 2011		Year Ended March 31, 2010
	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	12,279,571	129,517,642	40,601,310	427,132,076
Distributions reinvested	313,484	3,303,797	414,761	4,366,715
Redemptions	(31,778,107)	(334,757,283)	(15,035,039)	(158,399,815)
Net increase (decrease)	(19,185,052)	(201,935,844)	25,981,032	273,098,976
Class B
Subscriptions	771	8,128	—	—
Distributions reinvested	115	1,216	361	3,794
Redemptions	(1,233)	(12,926)	(12,797)	(135,133)
Net decrease	(347)	(3,582)	(12,436)	(131,339)
Class C
Subscriptions	855,755	9,024,645	3,720,975	39,124,683
Distributions reinvested	15,439	162,652	21,795	229,301
Redemptions	(2,542,799)	(26,774,517)	(1,325,966)	(13,975,192)
Net increase (decrease)	(1,671,605)	(17,587,220)	2,416,804	25,378,792
Class Z
Subscriptions	75,831,499	799,144,349	163,803,147	1,724,078,530
Distributions reinvested	310,136	3,266,953	262,626	2,765,331
Redemptions	(105,049,996)	(1,106,260,017)	(72,404,339)	(762,892,631)
Net increase (decrease)	(28,908,361)	(303,848,715)	91,661,434	963,951,230

See Accompanying Notes to Financial Statements.

28

Financial Highlights – Columbia Short Term Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class A Shares	2011		2010	2009	2008	2007
Net Asset Value, Beginning of Period	$10.55		$10.46	$10.32	$10.17	$10.14
Income from Investment Operations:
Net investment income (a)	0.16		0.17	0.27	0.32	0.30
Net realized and unrealized gain (loss) on investments	(0.08)		0.09	0.15	0.15	0.03
Total from investment operations	0.08		0.26	0.42	0.47	0.33
Less Distributions to Shareholders:
From net investment income	(0.16)		(0.17)	(0.28)	(0.32)	(0.30)
Increase from regulatory settlements	—		— (b)	—	—	—
Net Asset Value, End of Period	$10.47		$10.55	$10.46	$10.32	$10.17
Total return (c)(d)	0.75%		2.53%	4.14%	4.66%	3.30%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (e)	0.75%		0.72%	0.65%	0.65%	0.65%
Interest expense (f)	—	%(g)	—%	—%	—%	—%
Net expenses (e)	0.75%		0.72%	0.65%	0.65%	0.65%
Waiver/Reimbursement	0.03%		0.01%	0.07%	0.11%	0.11%
Net investment income (e)	1.50%		1.57%	2.60%	3.09%	2.95%
Portfolio turnover rate	38%		62%	94%	73%	98%
Net assets, end of period (000s)	$281,009		$485,404	$209,539	$31,952	$32,855

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Rounds to less than $0.01 per share.

(c)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d)  Had the Investment Manager and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

(f)  Rounds to less than 0.01%.

(g)  The Investment Manager reimbursed interest expense which had an impact of less than 0.01%.

See Accompanying Notes to Financial Statements.

29

Financial Highlights – Columbia Short Term Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class B Shares	2011		2010	2009	2008	2007
Net Asset Value, Beginning of Period	$10.55		$10.46	$10.32	$10.17	$10.14
Income from Investment Operations:
Net investment income (a)	0.08		0.10	0.20	0.24	0.22
Net realized and unrealized gain (loss) on investments	(0.08)		0.08	0.14	0.15	0.03
Total from investment operations	0.00		0.18	0.34	0.39	0.25
Less Distributions to Shareholders:
From net investment income	(0.08)		(0.09)	(0.20)	(0.24)	(0.22)
Increase from regulatory settlements	—		— (b)	—	—	—
Net Asset Value, End of Period	$10.47		$10.55	$10.46	$10.32	$10.17
Total return (c)(d)	0.00	%(e)	1.77%	3.37%	3.88%	2.54%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (f)	1.50%		1.47%	1.40%	1.40%	1.40%
Interest expense (e)	—	%(g)	—%	—%	—%	—%
Net expenses (f)	1.50%		1.47%	1.40%	1.40%	1.40%
Waiver/Reimbursement	0.03%		0.01%	0.07%	0.11%	0.11%
Net investment income (f)	0.76%		0.91%	1.98%	2.35%	2.20%
Portfolio turnover rate	38%		62%	94%	73%	98%
Net assets, end of period (000s)	$325		$331	$458	$615	$739

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Rounds to less than $0.01 per share.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Had the Investment Manager and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  Rounds to less than 0.01%.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

(g)  The Investment Manager reimbursed interest expense which had an impact of less than 0.01%.

See Accompanying Notes to Financial Statements.

30

Financial Highlights – Columbia Short Term Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class C Shares	2011		2010	2009	2008	2007
Net Asset Value, Beginning of Period	$10.55		$10.46	$10.32	$10.17	$10.14
Income from Investment Operations:
Net investment income (a)	0.08		0.09	0.20	0.24	0.22
Net realized and unrealized gain (loss) on investments	(0.08)		0.09	0.14	0.15	0.03
Total from investment operations	0.00		0.18	0.34	0.39	0.25
Less Distributions to Shareholders:
From net investment income	(0.08)		(0.09)	(0.20)	(0.24)	(0.22)
Increase from regulatory settlements	—		— (b)	—	—	—
Net Asset Value, End of Period	$10.47		$10.55	$10.46	$10.32	$10.17
Total return (c)(d)	0.00	%(e)	1.76%	3.37%	3.88%	2.53%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (f)	1.50%		1.47%	1.40%	1.40%	1.40%
Interest expense (e)	—	%(g)	—%	—%	—%	—%
Net expenses (f)	1.50%		1.47%	1.40%	1.40%	1.40%
Waiver/Reimbursement	0.03%		0.01%	0.07%	0.11%	0.11%
Net investment income (f)	0.75%		0.84%	1.92%	2.35%	2.20%
Portfolio turnover rate	38%		62%	94%	73%	98%
Net assets, end of period (000s)	$40,603		$58,529	$32,750	$14,816	$16,549

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Rounds to less than $0.01 per share.

(c)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)  Had the Investment Manager and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  Rounds to less than 0.01%.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

(g)  The Investment Manager reimbursed interest expense which had an impact of less than 0.01%.

See Accompanying Notes to Financial Statements.

31

Financial Highlights – Columbia Short Term Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class Z Shares	2011		2010	2009	2008	2007
Net Asset Value, Beginning of Period	$10.55		$10.46	$10.32	$10.17	$10.14
Income from Investment Operations:
Net investment income (a)	0.18		0.19	0.30	0.34	0.32
Net realized and unrealized gain (loss) on investments	(0.07)		0.10	0.15	0.15	0.04
Total from investment operations	0.11		0.29	0.45	0.49	0.36
Less Distributions to Shareholders:
From net investment income	(0.19)		(0.20)	(0.31)	(0.34)	(0.33)
Increase from regulatory settlements	—		— (b)	—	—	—
Net Asset Value, End of Period	$10.47		$10.55	$10.46	$10.32	$10.17
Total return (c)(d)	1.00%		2.79%	4.41%	4.92%	3.56%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (e)	0.50%		0.47%	0.40%	0.40%	0.40%
Interest expense (f)	—	%(g)	—%	—%	—%	—%
Net expenses (e)	0.50%		0.47%	0.40%	0.40%	0.40%
Waiver/Reimbursement	0.03%		0.01%	0.07%	0.11%	0.11%
Net investment income (e)	1.75%		1.83%	2.94%	3.34%	3.20%
Portfolio turnover rate	38%		62%	94%	73%	98%
Net assets, end of period (000s)	$1,703,560		$2,020,837	$1,044,788	$519,786	$380,532

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Rounds to less than $0.01 per share.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Had the Investment Manager and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

(f)  Rounds to less than 0.01%.

(g)  The Investment Manager reimbursed interest expense which had an impact of less than 0.01%.

See Accompanying Notes to Financial Statements.

32

Notes to Financial Statements – Columbia Short Term Municipal Bond Fund
March 31, 2011

Note 1. Organization

Columbia Short Term Municipal Bond Fund (the Fund), a series of Columbia Funds Series Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust.

After the close of business on April 30, 2010, Ameriprise Financial, Inc. (Ameriprise Financial) acquired a portion of the asset management business of Columbia Management Group, LLC (the Transaction), including the business of managing the Fund. In connection with the closing of the Transaction (the Closing), RiverSource Investments, LLC, a wholly owned subsidiary of Ameriprise Financial, became the investment manager of the Fund and changed its name to Columbia Management Investment Advisers, LLC (the Investment Manager).

Investment Objective

The Fund seeks current income exempt from federal income tax, consistent with minimal fluctuation of principal.

Fund Shares

The Trust has unlimited authorized shares of beneficial interest. The Fund offers Class A, Class B, Class C and Class Z shares. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 1.00% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18 months after purchase.

The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of other funds within the Columbia Family of Funds. Class B shares are not subject to sales charges.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class Z shares are not subject to sales charges and are available only to certain investors, as described in the Fund's prospectus.

Note 2. Summary of Significant Accounting Policies

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Trust's Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value.

Investments in other open-end investment companies are valued at net asset value.

Investments for which market quotations are not readily available, or that have quotations which the Investment Manager believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, the Investment Manager may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

33

Columbia Short Term Municipal Bond Fund, March 31, 2011

Delayed Delivery Securities

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices. The Fund identifies within its portfolio of investments cash or liquid securities in an amount equal to the delayed delivery commitment.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on the accrual basis. Market premium and discount are amortized and accreted, respectively, on all debt securities, unless otherwise noted. Original issue discount is accreted to interest income over the life of the security with a corresponding increase in the cost basis, if any.

Dividend income is recorded on the ex-date.

Expenses

General expenses of the Trust are allocated to the Fund and other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to a specific class of shares are charged to that share class. Expenses directly attributable to the Fund are charged to the Fund.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses which are charged directly to a share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis for purposes of determining the net asset value of each class. Income and expenses are allocated to each class based on the settled shares method, while realized and unrealized gains (losses) are allocated based on the relative net assets of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax exempt or taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fee

Under an Investment Management Services Agreement (IMSA), the Investment Manager determines which securities will be purchased, held or sold. The management fee is equal to a percentage of the Fund's average daily net assets that declines from 0.30% to 0.25% as the Fund's net assets increase.

Prior to the Closing, Columbia Management Advisors, LLC (Columbia), an indirect, wholly owned subsidiary of Bank of America Corporation (BOA), provided investment management services to the Fund under the same fee structure. The effective management fee rate for the year ended March 31, 2011, was 0.26% of the Fund's average daily net assets.

34

Columbia Short Term Municipal Bond Fund, March 31, 2011

Administration Fee

Effective upon the Closing, the Investment Manager provides administration and accounting services to the Fund under an Administrative Services Agreement, including services previously performed under the Pricing and Bookkeeping Oversight and Services Agreement (the Services Agreement) as discussed in the Pricing and Bookkeeping Fees note below. The Fund pays an annual administration fee equal to 0.15% of the Fund's average daily net assets less the fees payable by the Fund as described under the Pricing and Bookkeeping Fees note below. Prior to the Closing, Columbia provided administrative services to the Fund at the same fee rates.

Pricing and Bookkeeping Fees

Prior to the Closing, the Fund entered into a Financial Reporting Services Agreement (the Financial Reporting Services Agreement) with State Street Bank and Trust Company (State Street) and Columbia pursuant to which State Street provides financial reporting services to the Fund. The Fund also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the State Street Agreements) with State Street and Columbia pursuant to which State Street provides accounting services to the Fund. Upon the Closing, Columbia assigned and delegated its rights and obligations under the State Street Agreements to the Investment Manager. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimburses State Street for certain out-of-pocket expenses and charges.

Also prior to the Closing, the Fund entered into the Services Agreement with Columbia. Under the Services Agreement, Columbia provided services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provided oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimbursed Columbia for out-of-pocket expenses and charges, including fees payable to third parties, such as for pricing the Fund's portfolio securities, incurred by Columbia in the performance of services under the Services Agreement. The Services Agreement was terminated upon the Closing. These services are now provided under the Administrative Services Agreement discussed above.

Transfer Agent Fee

In connection with the Closing, RiverSource Service Corporation, a wholly owned subsidiary of Ameriprise Financial, provides transfer agency services to the Fund under a Transfer Agency Agreement and changed its name to Columbia Management Investment Services Corp. (the Transfer Agent). The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Fund for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Fund that is a percentage of the average aggregate value of the Fund's shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of pocket fees). The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of -pocket expenses.

Prior to the Closing, Columbia Management Services, Inc., an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provided transfer agency services to the Fund and contracted with BFDS to serve as sub-transfer agent, under the same fee structure.

For the year ended March 31, 2011, the Fund's effective transfer agent fee rate for each class was 0.09% of the Fund's average daily net assets.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions on the Statement of Operations. For the year ended March 31, 2011, no minimum account balance fees were charged by the Fund.

Underwriting Discounts, Service and Distribution Fees

In connection with the Closing, RiverSource Fund Distributors, Inc., an indirect wholly owned subsidiary of Ameriprise Financial, provides distribution and shareholder services to the Fund and changed its name to Columbia Management Investment Distributors, Inc. (the Distributor). Pursuant to Rule 12b-1 under the 1940 Act, the Board

35

Columbia Short Term Municipal Bond Fund, March 31, 2011

of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

The Plans require the payment of a combined distribution and shareholder servicing fee for the Class A shares of the Fund. The Plans also require the payment of a monthly shareholder servicing fee and distribution fee for the Class B and Class C shares of the Fund. A substantial portion of the expenses incurred pursuant to these plans is paid to affiliates of the Distributor. The annual rates in effect and plan limits, as a percentage of average daily net assets, are as follows:

	Current Rate	Plan Limit
Class A Combined Distribution and Shareholder Servicing Plan	0.25%	0.25%
Class B and Class C Shareholder Servicing Plans	0.25%	0.25%
Class B and Class C Distribution Plans	0.75%	0.75%

Prior to the Closing, Columbia Management Distributors, Inc., an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, was the principal underwriter of the Fund's shares. There were no changes to the underwriting discount structure of the Fund or the service or distribution fee rates paid by the Fund as a result of the Transaction.

Sales Charges

Sales charges, including front-end and CDSC's, received by the Distributor for distributing Fund shares were $69,857 for Class A and $24,289 for Class C shares for the year ended March 31, 2011.

Fee Waivers and Expense Reimbursements

The Investment Manager has voluntarily agreed to bear a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, do not exceed 0.50% of the Fund's average daily net assets on an annualized basis. The Investment Manager, in its discretion, may revise or discontinue this arrangement at any time. Prior to May 1, 2010, Columbia voluntarily reimbursed a portion of the Fund's expenses in the same manner.

The Investment Manager is entitled to recover from the Fund any fees waived and/or expenses reimbursed for a three year period following the date of such fee waiver and/or reimbursement under these arrangements if such recovery does not cause the Fund's expenses to exceed the expense limitations in effect at the time of recovery. Prior to May 1, 2010, Columbia was entitled to recover fees waived and/or expenses reimbursed from the Fund in the same manner. At March 31, 2011, the amounts potentially recoverable pursuant to this arrangement were as follows:

Amount of expiring potential recovery March 31,			Total potential	Amount expired	Amount recovered during the year
2014	2013	2012	recovery	3/31/11	ended 3/31/11
$662,933	$223,599	$602,386	$1,488,918	$470,899	$—

Effective May 1, 2011, the Investment Manager has eliminated the fee recoupment provisions detailed above.

Fees Paid to Officers and Trustees

In connection with the Closing, all officers of the Fund are employees of the Investment Manager or its affiliates and, with the exception of the Fund's Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year. Prior to the Closing, all officers of the Fund were employees of Columbia or its affiliates and the Fund paid its pro-rata share of the expenses for the Chief Compliance Officer under the same fee structure.

Trustees are compensated for their services to the Fund, as set forth on the Statement of Operations. The Trust's eligible Trustees may participate in a non-qualified deferred compensation plan which may be terminated at any time. Any payments to plan participants are

36

Columbia Short Term Municipal Bond Fund, March 31, 2011

paid solely out of the Fund's assets. Income earned on the plan participant's deferral account is based on the rate of return of the eligible mutual funds selected by the participant or, if no funds are selected, on the rate of return of Columbia Money Market Fund (formerly known as RiverSource Cash Management Fund). Prior to the Closing, if no funds were selected, income earned on the plan participant's deferral account was based on the rate of return of BofA Treasury Reserves. Trustees' fees deferred during the current period as well as any gains or losses on the trustees' deferred compensation balances as a result of market fluctuations are included in "Trustees' fees" on the Statement of Operations. Liabilities under the deferred compensation plan are included in "Trustees' fees" on the Statement of Assets and Liabilities.

Other

Prior to the Closing, the Fund may have made daily investments of cash balances in BofA Tax-Exempt Reserves, formerly an affiliated open-ended investment company of Columbia, pursuant to an exemptive order received from the Securities and Exchange Commission. The income earned prior to the Closing by the Fund from such investments is included as Dividends from affiliates on the Statements of Operations. As an investing Fund, the Fund was indirectly allocated its proportionate share of the expenses of BofA Tax-Exempt Reserves.

Note 4. Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as part of expense reductions on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement. For the year ended March 31, 2011, these custody credits reduced total expenses by $321 for the Fund.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated $848,002,507 and $1,271,680,049, respectively, for the year ended March 31, 2011.

Note 6. Regulatory Settlements

During the year ended March 31, 2010, the Fund received payments totaling $1,276 resulting from certain regulatory settlements with third parties in which the Fund had participated. The payments have been included in "Increase from regulatory settlements" in the Statement of Changes in Net Assets.

Note 7. Shareholder Concentration

As of March 31, 2011, one shareholder account owned 72.4% of the outstanding shares of the Fund. Purchase and redemption activity of this account may have a significant effect on the operations of the Fund.

Note 8. Line of Credit

Prior to March 28, 2011, the Fund and other affiliated funds participated in a $280,000,000 committed, unsecured revolving line of credit provided by State Street. Effective March 28, 2011, the commitment was reduced to $225,000,000. The maximum amount that may be borrowed by any fund is limited to the lesser of $200,000,000 and the Fund's borrowing limit set forth in the Fund's registration statement. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Effective October 14, 2010, interest is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 1.25% or the overnight LIBOR Rate plus 1.25%. In addition, a commitment fee of 0.125% per annum is accrued and apportioned among the participating funds pro rata based on their relative net assets.

Prior to October 14, 2010, interest was charged to each participating fund at the same rates. In addition, a commitment fee of 0.15% per annum was accrued and apportioned among the participating funds pro rata based on their relative net assets.

For the year ended March 31, 2011, the average daily loan balance outstanding on days where borrowing existed was $2,900,000 at a weighted average interest rate of 1.48%.

For the year ended March 31, 2011, the Investment Manager reimbursed the Fund $119 of interest expense.

Note 9. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

37

Columbia Short Term Municipal Bond Fund, March 31, 2011

For the year ended March 31, 2011, permanent book and tax basis differences resulting primarily from differing treatments for expired capital loss carryforwards were identified and reclassified among the components of the Fund's net assets as follows:

Undistributed Net investment Income	Accumulated Net Realized Loss	Paid-in Capital
$(120)	$10,144	$(10,024)

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended March 31, 2011 and March 31, 2010 was as follows:

	March 31,
Distributions paid from:	2011	2010
Tax-Exempt Income	$39,449,774	$36,039,799
Ordinary Income*	7,182	33,157

*  For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

As of March 31, 2011, the components of distributable earnings on a tax basis were as follows:

Undistributed Tax-Exempt Income	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Appreciation*
$2,675,567	$—	$—	$19,628,847

*  The differences between book-basis and tax-basis net unrealized appreciation are primarily due to deferral of losses from wash sales.

Unrealized appreciation and depreciation at March 31, 2011, based on cost of investments for federal income tax purposes were:

Unrealized appreciation	$23,599,542
Unrealized depreciation	(3,970,695)
Net unrealized appreciation	$19,628,847

The following capital loss carryforwards may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Capital Loss Carryforwards
2012	$397,238
2013	2,170,497
2014	3,786,208
2015	3,090,745
2016	1,181,270
2019	602,849
Total	$11,228,807

Capital loss carryforwards of $10,024 expired during the year ended March 31, 2011. Expired capital loss carryforwards are recorded as a reduction of paid-in capital.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 10. Significant Risks and Contingencies

Sector Focus Risk

The Fund may focus its investments in certain sectors, subjecting it to greater risk than a fund that is less focused.

Tax Development Risk

The Fund purchases municipal securities whose interest, in the opinion of bond counsel, is free from federal income tax. There is no assurance that the Internal Revenue Service (IRS) will agree with this opinion. In the event the IRS determines that an issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued. As a shareholder of the Fund, you may be required to file an amended tax return as a result.

38

Columbia Short Term Municipal Bond Fund, March 31, 2011

Note 11. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted below, there were no items requiring adjustment of the financial statements or additional disclosure.

Effective May 16, 2011, the line of credit commitment with State Street was reduced to $150,000,000, and the maximum amount that may be borrowed by any fund was limited to the lesser of $120,000,000 and the Fund's borrowing limit set forth in the Fund's registration statement.

Note 12. Information Regarding Pending and Settled Legal Proceedings

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit's decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On December 9, 2010, the District Court reinstated its July 9, 2007, summary judgment order in favor of the defendants. On January 10, 2011, plaintiffs filed a notice of appeal with the Eighth Circuit.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource, Seligman and Threadneedle funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

39

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust and the Shareholders of Columbia Short Term Municipal Bond Fund

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Short Term Municipal Bond Fund (the "Fund") (a series of Columbia Funds Series Trust) at March 31, 2011, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
May 20, 2011

40

Federal Income Tax Information (Unaudited) – Columbia Short Term Municipal Bond Fund

For the fiscal year ended March 31, 2011, 99.98% of the distributions from net investment income of the Fund qualifies as exempt interest dividends for federal income tax purposes. A portion of the income may be subject to federal alternative minimum tax.

The Fund will notify shareholders in January 2012 of amounts for use in preparing 2011 income tax returns.

41

Fund Governance

The Trustees serve terms of indefinite duration. The names, addresses and birth years of the Trustees and Officers of the Funds in the Columbia Funds Series Trust, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Series Trust.

Independent Trustees

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in the Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Edward J. Boudreau, Jr. (Born 1944)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2005)	Managing Director—E.J. Boudreau & Associates (consulting), from 2000 through current; oversees 41; Trustee—BofA Funds Series Trust.

William P. Carmichael (Born 1943)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1999)	Retired; oversees 41; Director—Cobra Electronics Corporation (electronic equipment manufacturer); Director—McMoRan Exploration Company (oil and gas exploration and development); Director—The Finish Line (athletic shoes and apparel); Trustee—BofA Funds Series Trust.

William A. Hawkins (Born 1942)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2005)	Managing Director—Overton Partners (financial consulting), August 2010 to present; President and Chief Executive Officer—California General Bank, N.A., from January 2008 through August 2010; oversees 41; Trustee—BofA Funds Series Trust.

R. Glenn Hilliard (Born 1943)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2005)	Chairman and Chief Executive Officer—Hilliard Group LLC (investing and consulting), from April 2003 through current; oversees 41; Trustee—BofA Funds Series Trust.

John J. Nagorniak (Born 1944)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2008)	Retired; President and Director—Foxstone Financial, Inc. (consulting), 2000 through December 2007; Director—Mellon Financial Corporation affiliates (investing), 2000 through 2007; Chairman—Franklin Portfolio Associates (investing—Mellon affiliate), 1982 through 2007; oversees 41; Director—MIT Investment Company; Trustee—MIT 401k Plan; Trustee—Research Foundation of CFA Institute; Trustee—BofA Funds Series Trust.

42

Fund Governance (continued)

Independent Trustees (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in the Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Minor M. Shaw (Born 1947)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2003)	President—Micco Corporation and Mickel Investment Group; oversees 41; Board Member—Piedmont Natural Gas; Trustee—BofA Funds Series Trust.

Interested Trustee

Anthony M. Santomero[1] (Born 1946)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2008)	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, from 2002 through current; Senior Advisor—McKinsey & Company (consulting), July 2006 through January 2008; President and Chief Executive Officer—Federal Reserve Bank of Philadelphia, July 2000 through April 2006; oversees 41; Director—Renaissance Reinsurance Ltd; Trustee—Penn Mutual Life Insurance Company; Director—Citigroup, Inc.; Director—Citibank, N.A.; Trustee—BofA Funds Series Trust.

1  Dr. Santomero is currently deemed by the Columbia Funds to be an "interested person" (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup, Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Columbia Funds or other funds or accounts advised/managed by Columbia Management Investment Advisers, LLC.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 800-345-6611.

Officers

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
J. Kevin Connaughton (Born 1964)

225 Franklin Street Boston, MA 02110 President (since 2009)	Senior Vice President and General Manager—Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds, since 2009, and RiverSource Funds, since May 2010 (previously Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009, Treasurer, Columbia Funds, from October 2003 to May 2008, and senior officer of various other affiliated funds since 2000); Managing Director, Columbia Management Advisors, LLC from December 2004 to April 2010.

Michael G. Clarke (Born 1969)

225 Franklin Street Boston, MA 02110 Treasurer (since 2011) and Chief Financial Officer (since 2009)	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

43

Fund Governance (continued)

Officers (continued)

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
Scott R. Plummer (Born 1959)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President and Chief Legal Officer (since 2010)	Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel—Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel—Asset Management, from 2005 to April 2010, and Vice President—Asset Management Compliance from 2004 to 2005); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; Vice President, General Counsel and Secretary, RiverSource Funds, since December 2006; Senior Vice President, Secretary and Chief Legal Officer, Columbia Funds, since May 2010.

Linda J. Wondrack (Born 1964)

225 Franklin Street Boston, MA 02110 Senior Vice President and Chief Compliance Officer (since 2007)	Vice President and Chief Compliance Officer, Columbia Management Investment Advisers, LLC since May 2010; Chief Compliance Officer, Columbia Funds, since 2007, and RiverSource Funds, since May 2010; Director (Columbia Management Group, LLC and Investment Product Group Compliance), Bank of America, from June 2005 to April 2010.

William F. Truscott (Born 1960)

53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2010)	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010 (previously President, Chairman of the Board and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President—U.S. Asset Management and Chief Investment Officer from 2005 to April 2010, and Senior Vice President—Chief Investment Officer, from 2001 to 2005); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director, Columbia Management Investment Distributors, Inc. since May 2010 (previously Chairman of the Board and Chief Executive Officer from 2008 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006.

Colin Moore (Born 1958)

225 Franklin Street Boston, MA 02110 Senior Vice President (since 2010)	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer of Columbia Management Advisors, LLC from 2007 to April 2010; Head of Equities, Columbia Management Advisors, LLC from 2002 to 2007.

Michael A. Jones (Born 1959)

225 Franklin Street Boston, MA 02110 Senior Vice President (since 2010)	President and Director, Columbia Management Investment Advisers, LLC since May 2010; President and Director, Columbia Management Investment Distributors, Inc. since May 2010; Manager, Chairman, Chief Executive Officer and President, Columbia Management Advisors, LLC from 2007 to April 2010; Chief Executive Officer, President and Director, Columbia Management Distributors, Inc. from November 2006 to April 2010; previously, co-president and senior managing director at Robeco Investment Management.

44

Fund Governance (continued)

Officers (continued)

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
Christopher O. Petersen (Born 1970)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Secretary (since 2011)	Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel from April 2004 to January 2010); Assistant Secretary of RiverSource Funds since January 2007.

Amy Johnson (Born 1965)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President (since 2010)	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, from 2009 until April 2010, Vice President—Asset Management and Trust Company Services, from 2006 to 2009, and Vice President—Operations and Compliance from 2004 to 2006).

Joseph F. DiMaria (Born 1968)

225 Franklin Street Boston, MA 02110 Vice President (since 2011) and Chief Accounting Officer (since 2008)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC from January 2006 to April 2010; Head of Tax/Compliance and Assistant Treasurer, Columbia Management Advisors, LLC, from November 2004 to December 2005.

Paul B. Goucher (Born 1968)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Treasurer (since 2010)	Vice President and Chief Counsel of Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel from November 2008 to January 2010); Director, Managing Director and General Counsel of J. & W. Seligman & Co. Incorporated (Seligman) from July 2008 to November 2008 and Managing Director and Associate General Counsel of Seligman from January 2005 to July 2008.

Michael E. DeFao (Born 1968)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Treasurer (since 2011)	Vice President and Chief Counsel, Ameriprise Financial since May 2010; Associate General Counsel Bank of America from June 2005 to April 2010.

Stephen T. Welsh (Born 1957)

225 Franklin Street Boston, MA 02110 Vice President (since 2006)	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc. from July 2004 to April 2010; Managing Director, Columbia Management Distributors, Inc. from August 2007 to April 2010.

45

Shareholder Meeting Results

At a Joint Special Meeting of Shareholders held on February 15, 2011, shareholders of the Fund considered the proposals described below.

Proposal 1. Shareholders of the Fund approved a proposed amendment to the Investment Management Services Agreement with Columbia Management Investment Advisers, LLC, as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
153,391,044	687,704	348,010	29,704,651

Proposal 2. Shareholders of Columbia Funds Series Trust elected each of the nominees for trustees to the Board of Trustees of Columbia Funds Series Trust, each to hold office for an indefinite term, as follows:

Trustee	Votes For	Votes Withheld	Abstentions
Kathleen Blatz	2,145,636,122	248,012,438	0
Edward J. Boudreau, Jr.	2,145,430,114	248,218,446	0
Pamela G. Carlton	2,145,515,949	248,132,612	0
William P. Carmichael	2,145,038,695	248,609,866	0
Patricia M. Flynn	2,145,843,563	247,804,997	0
William A. Hawkins	2,145,359,401	248,289,160	0
R. Glenn Hilliard	2,145,079,400	248,569,161	0
Stephen R. Lewis, Jr.	2,145,092,209	248,556,351	0
John F. Maher	2,145,621,338	248,027,223	0
John J. Nagorniak	2,145,337,494	248,311,067	0
Catherine James Paglia	2,145,615,254	248,033,306	0
Leroy C. Richie	2,145,042,120	248,606,441	0
Anthony M. Santomero	2,145,088,174	248,560,386	0
Minor M. Shaw	2,145,430,762	248,217,798	0
Alison Taunton-Rigby	2,145,393,384	248,255,177	0
William F. Truscott	2,144,907,223	248,741,338	0

46

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Important Information About This Report

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of Columbia Short Term Municipal Bond Fund.

A description of the policies and procedures that the fund uses to determine how to vote proxies and a copy of the fund's voting records are available (i) at www.columbiamanagement.com, (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
1-800-345-6611

Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Investment Manager

Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110

49

PRSRT STD
U.S. Postage
PAID
Holliston, MA
Permit NO. 20

Columbia Short Term Municipal Bond Fund
P. O. Box 8081
Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit columbiamanagement.com. Read the prospectus carefully before investing. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2011 Columbia Management Investment Advisers, LLC. All rights reserved.

C-1076 A (05/11)

Columbia Georgia Intermediate Municipal Bond Fund

Annual Report for the Period Ended March 31, 2011

Not FDIC insured • No bank guarantee • May lose value

Fund Profile	1

Economic Update	2

Performance Information	4

Understanding Your Expenses	5

Portfolio Manager's Report	6

Investment Portfolio	8

Statement of Assets and Liabilities	13

Statement of Operations	15

Statement of Changes in Net Assets	16

Financial Highlights	18

Notes to Financial Statements	22

Report of Independent Registered Public Accounting Firm	30

Federal Income Tax Information	31

Fund Governance	32

Shareholder Meeting Results	36

Important Information About This Report	37

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

President's Message

Dear Shareholder:

The Columbia Management story began over 100 years ago, and today, we are one of the nation's largest dedicated asset managers. The recent acquisition by Ameriprise Financial, Inc. brings together the talents, resources and capabilities of Columbia Management with those of RiverSource Investments, Threadneedle (acquired by Ameriprise in 2003) and Seligman Investments (acquired by Ameriprise in 2008) to build a best-in-class asset management business that we believe is truly greater than its parts.

RiverSource Investments traces its roots to 1894 when its then newly-founded predecessor, Investors Syndicate, offered a face-amount savings certificate that gave small investors the opportunity to build a safe and secure fund for retirement, education or other special needs. A mutual fund pioneer, Investors Syndicate launched Investors Mutual Fund in 1940. In the decades that followed, its mutual fund products and services lineup grew to include a full spectrum of styles and specialties. More than 110 years later, RiverSource continues to be a trusted financial products leader.

Threadneedle, a leader in global asset management and one of Europe's largest asset managers, offers sophisticated international experience from a dedicated U.K. management team. Headquartered in London, it is named for Threadneedle Street in the heart of the city's financial district, where British investors pioneered international and global investing. Threadneedle was acquired in 2003 and today operates as an affiliate of Columbia Management.

Seligman Investments' beginnings date back to the establishment of the investment firm J. & W. Seligman & Co. in 1864. In the years that followed, Seligman played a major role in the geographical expansion and industrial development of the United States. In 1874, President Ulysses S. Grant named Seligman as fiscal agent for the U.S. Navy—an appointment that would last through World War I. Seligman helped finance the westward path of the railroads and the building of the Panama Canal. The firm organized its first investment company in 1929 and began managing its first mutual fund in 1930. In 2008, J. & W. Seligman & Co. Incorporated was acquired and Seligman Investments became an offering brand of RiverSource Investments, LLC.

We are proud of the rich and distinctive history of these firms, the strength and breadth of products and services they offer, and the combined cultures of pioneering spirit and forward thinking. Together we are committed to providing more for our shareholders than ever before.

> A singular focus on our shareholders
Our business is asset management, so investors are our first priority. We dedicate our resources to identifying timely investment opportunities and provide a comprehensive choice of equity, fixed-income and alternative investments to help meet your individual needs.

> First-class research and thought leadership
We are dedicated to helping you take advantage of today's opportunities and anticipate tomorrow's. We stay abreast of the latest investment trends and ideas, using our collective insight to evaluate events and transform them into solutions you can use.

> A disciplined investment approach
We aren't distracted by passing fads. Our teams adhere to a rigorous investment process that helps ensure the integrity of our products and enables you and your financial advisor to match our solutions to your objectives with confidence.

When you choose Columbia Management, you can be confident that we will take the time to understand your needs and help you and your financial advisor identify the solutions that are right for you. Because at Columbia Management, we don't consider ourselves successful unless you are.

Sincerely,

J. Kevin Connaughton
President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit www.columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2011 Columbia Management Investment Advisers, LLC. All rights reserved.

Fund Profile – Columbia Georgia Intermediate Municipal Bond Fund

Summary

■  For the 12-month period that ended March 31, 2011, the fund's Class A shares returned 2.35% without sales charge.

■  The fund lagged its benchmark, the Barclays Capital 3-15 Year Blend Municipal Bond Index1, and beat the average return of funds in its peer group, the Lipper Other States Intermediate Municipal Debt Funds Classification.2

■  Maturity allocations and interest-rate positioning aided performance relative to the index, while certain sector weights and security selection in certain sectors detracted from results.

Portfolio Management

James M. D'Arcy has managed the fund since 2010. From 1999 until joining the Investment Manager in May 2010, Mr. D'Arcy was associated with the fund's previous investment adviser as an investment professional.

1The Barclays Capital 3-15 Year Blend Municipal Bond Index tracks the performance of municipal bonds issued after December 31, 1990 with remaining maturities between 2 and 17 years and at least $7 million in principal amount outstanding.

2Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Summary

1-year return as of 03/31/11

+2.35%

Class A shares (without sales charge)

+2.91%

Barclays Capital 3-15 Year Blend Municipal Bond Index

1

Economic Update – Columbia Georgia Intermediate Municipal Bond Fund

Summary

For the 12-month period that ended March 31, 2011

■   Strengthening economic growth and rising interest rates kept a lid on most bond market sectors. The Barclays Capital Aggregate Bond Index delivered modest results. However, high-yield bonds were strong performers, as measured by the JPMorgan Developed BB High Yield Index.

Barclays Aggregate Index	JPMorgan Index

■   The U.S. stock market, as measured by the S&P 500 Index, delivered solid returns, despite a summer 2010 correction. Foreign stock market returns were also positive, as measured by the MSCI EAFE Index (Net).

S&P Index	MSCI Index

The U.S. economy continued to expand at a solid but uneven pace over the past 12 months, as measured by gross domestic product (GDP). Although lackluster second quarter 2010 GDP growth raised fears that the economy was losing steam and might lapse back into recession, the pace picked up in the third quarter of 2010, inspiring confidence among consumers, businesses and investors. GDP expanded by 2.6% in the third quarter and 3.1% in the fourth quarter. With the Federal Reserve Board (the Fed) providing additional monetary stimulus to shore up economic growth and the extension of key tax cuts for the next two years, expectations are for continued growth in 2011. However, early estimates of first quarter 2011 growth place it just under 2.0%, a disappointment after two strong quarters and a pick-up in employment.

Consumer spending on cars, clothing and other goods generally trended higher during the 12-month period, accelerating in the fourth quarter of 2010. Holiday spending rose 5.5% between November 5, 2010 and December 24, 2010, in all retail categories, excluding automobiles, compared with the same period in 2009, according to MasterCard Advisors' SpendingPulse, which tracks spending on all transactions including cash. Personal income surged in January 2011, as payroll tax cuts kicked in. The personal savings rate edged higher, ending February 2011, the last month for which data was available, at 5.8%.

News on the job front was increasingly positive. A good portion of the jobs added in March, April and May of 2010 were temporary, government-sponsored census positions, which began to unwind in June, July and August 2010. However, private sector payroll employment began to trend higher in the third quarter, massive layoffs declined and job growth turned solidly positive, with the addition of 444,000 new jobs in the first quarter of 2011.

Despite some glimmers of improvement early in 2010, the housing market remained troublesome throughout the period. Both new and existing home sales fell after a federal tax credit for new and repeat homebuyers expired. Distressed properties pressured prices and foreclosures continued—another drag on prices. The inventory of unsold homes ended the period higher than it started, at 8.9 and 8.6 months for new and existing homes, respectively, according to the National Association of Realtors and a joint release from the U.S. Census Bureau and the U.S. Department of Housing and Urban Development. The new year brought more disappointing news: Existing home sales fell in January 2011 after three months of sustained improvement. Tight credit and weak appraisals were cited as possible reasons for the decline.

Reports from the business side of the economy were generally positive. A key measure of the nation's manufacturing situation—the Institute for Supply Management's Index—took a somewhat surprising turn higher in the final months of the period. Technology spending rose 12% in 2010, according to the NPD Group, a national marketing research firm. Purchases of computers, networking and software returned to prerecession levels. Industrial production rose over the period, and manufacturing capacity utilized, per the report issued by the Fed—a key measure of the health of the manufacturing sector—also edged higher.

Bonds delivered modest returns

As the economy strengthened and interest rates edged higher, most bond sectors delivered modest returns. The Barclays Capital Aggregate Bond Index1 returned 5.12%. High-yield bonds led the fixed-income markets. For the 12 months covered by this report, the JPMorgan

1The Barclays Capital Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs and total return performance of fixed-rate, publicly placed, dollar-denominated and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity.

2

Economic Update (continued) – Columbia Georgia Intermediate Municipal Bond Fund

Developed BB High Yield Index2 returned 13.04% as default fears abated and investors grew more comfortable with risk. Despite rising yields in the second half of the period, the Treasury market was also positive. The Barclays Capital U.S. Treasury Index3 returned 4.53%. However, municipal bonds struggled in the second half of the period, as interest rates inched higher and issue supply surged ahead of the year-end expiration of the Build America Bonds program. The Barclays Capital Municipal Bond Index4 gained 1.63% for the period. Despite positive economic activity, the Fed kept a key short-term interest rate—the federal funds rate—close to zero, reflecting ongoing concerns about employment and the housing market.

Stocks moved higher despite summer 2010 decline

Against a strengthening economic backdrop, stock prices continued to rally despite a summer 2010 setback linked to a debt crisis brewing in Europe, which raised concerns among U.S. investors. These fears were short-lived and stocks regained their footing. In this environment, the S&P 500 Index5 returned 15.65% for the 12 months through March 31, 2011. Outside the United States, stock markets also delivered solid gains. The MSCI EAFE Index (Net),6 a broad gauge of stock market performance in foreign developed markets, returned 10.42% (in U.S. dollars) for the 12-month period, as concerns about the impact of a bailout for weak euro zone economies eased yet continued to restrain market performance. Emerging stock markets were strong. The MSCI Emerging Markets Index (Net)7 returned 18.46% (in U.S. dollars) for the 12-month period.

Past performance is no guarantee of future results.

2The JPMorgan Developed BB High Yield Index is an unmanaged index designed to mirror the investable universe of the U.S. dollar developed, BB-rated, high yield corporate debt market.

3The Barclays Capital U.S. Treasury Index includes public obligations of the U.S. Treasury. Treasury bills are excluded by the maturity constraint. In addition, certain special issues, such as state and local government series bonds (SLGs), as well as U.S. Treasury TIPS, are excluded. STRIPS are excluded from the index because their inclusion would result in double-counting.

4The Barclays Capital Municipal Bond Index is considered representative of the broad market for investment-grade, tax-exempt bonds with a maturity of at least one year.

5The Standard & Poor's (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization U.S. stocks.

6The Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index (Net) is a free float- adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. As of December 31, 2010, the MSCI EAFE Index (Net) consisted of the following 22 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

7The Morgan Stanley Capital International Emerging Markets (MSCI EM) Index (Net) is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. As of December 31, 2010, the MSCI EM Index (Net) consisted of the following 21 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand and Turkey.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

3

Performance Information – Columbia Georgia Intermediate Municipal Bond Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Performance of a $10,000 investment 04/01/01 – 03/31/11

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Georgia Intermediate Municipal Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Performance of a $10,000 investment 04/01/01 – 03/31/11 ($)

Sales charge	without	with
Class A	14,127	13,672
Class B	13,105	13,105
Class C	13,105	13,105
Class Z	14,483	n/a

Average annual total return as of 03/31/11 (%)

Share class	A		B		C		Z
Inception	05/04/92		06/07/93		06/17/92		03/01/92
Sales charge	without	with	without	with	without	with	without
1-year	2.35	–1.02	1.59	–1.39	1.59	0.60	2.61
5-year	3.56	2.89	2.77	2.77	2.79	2.79	3.82
10-year	3.52	3.18	2.74	2.74	2.74	2.74	3.77

The "with sales charge" returns include the maximum initial sales charge of 3.25% for Class A shares and the applicable contingent deferred sales charge of 3.00% in the first year, declining to 1.00% in the fourth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by the Investment Manager and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

4

Understanding Your Expenses – Columbia Georgia Intermediate Municipal Bond Fund

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■  For shareholders who receive their account statements from Columbia Management Investment Services Corp., your account balance is available online at www.columbiamanagement.com or by calling Shareholder Services at 800.345.6611.

■  For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account may be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

10/01/10 – 03/31/11

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	970.50	1,020.94	3.93	4.03	0.80
Class B	1,000.00	1,000.00	966.90	1,017.20	7.60	7.80	1.55
Class C	1,000.00	1,000.00	966.90	1,017.20	7.60	7.80	1.55
Class Z	1,000.00	1,000.00	971.70	1,022.19	2.70	2.77	0.55

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the Investment Manager and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

5

Portfolio Manager's Report – Columbia Georgia Intermediate Municipal Bond Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Net asset value per share

as of 03/31/11 ($)

Class A	10.50
Class B	10.50
Class C	10.50
Class Z	10.50

Distributions declared per share

04/01/10 – 03/31/11 ($)

Class A	0.33
Class B	0.25
Class C	0.25
Class Z	0.36

A portion of the fund's income may be subject to the alternative minimum tax. The fund may at times purchase tax-exempt securities at a discount. Some, or all, of this discount may be included in the fund's ordinary income, and is taxable when distributed.

30-day SEC yields

as of 03/31/11 (%)

Class A	2.55
Class B	1.89
Class C	1.88
Class Z	2.89

The 30-day SEC yields reflect the fund's earning power, net of expenses, expressed as an annualized percentage of the public offering price per share at the end of the period.

For the 12-month period that ended March 31, 2011, the fund's Class A shares returned 2.35% without sales charge. The fund lagged its benchmark, the Barclays Capital 3-15 Year Blend Municipal Bond Index, which returned 2.91% for the period. However, its return was higher than the 1.76% average return of funds in its peer group, the Lipper Other States Intermediate Municipal Debt Funds Classification. Maturity allocations and interest-rate positioning aided performance versus the index, while certain sector allocations and issue selection within certain sectors hurt results.

Solid results for Georgia municipal bonds

Georgia municipal bonds generally outpaced the broader municipal market. Although economic recovery has been slow to take hold in Georgia, we believe the state's conservative fiscal policies, low debt levels and high AAA credit quality rating1 helped attract out-of-state investors, benefiting Georgia muni bond returns.

Gains from interest-rate positioning, security selection and sector allocations

Strong interest-rate positioning helped performance. An overweight in bonds with intermediate-range maturities—six to 12 years—which were the year's best performers, and underweights in bonds with both shorter and longer-maturities were particularly helpful. The fund also benefited from strong security selection within the local general obligation (GO) sector, largely because of our focus on bonds in the seven- to nine-year maturity range. GO bonds are issued and backed by states or municipalities to finance capital projects. Elsewhere, issue selection among BBB rated and AA rated bonds boosted results, as returns beat those in the index. The fund picked up added ground from positive allocations and good security selection within the health care, industrial development/pollution control and transportation sectors. An overweight in health care, where the fund had an above-average stake in AA rated hospital bonds, was beneficial, as were underweights and strong returns in the industrial development/pollution control and transportation sectors. Top contributors included industrial development revenue bonds backed by International Paper (1.0% of net assets) and transportation bonds issued by Georgia State Road & Tollway Authority (3.1% of net assets). Revenue bonds are usually backed by revenues from the project being financed.

Underperformance from state GO allocation

A structural underweight in state GOs hurt performance versus the Barclays index, which is national in scope. The fund made up some ground, however, from strong issue selection, as the Georgia state GOs in the fund outperformed the broader range of state GOs in the index. Water and sewer bonds detracted from performance, largely because of weak results from bonds issued by DeKalb County Water & Sewer (1.9% of net assets). Standard & Poor's, the credit ratings agency, downgraded the issues from AA+ to AA- and then withdrew their rating amid concerns over the issuer's lack of disclosure and declining financial strength.

1The credit quality ratings represent the lower of one of the following nationally recognized rating agencies: Standard & Poor's or Moody's Investor Services. If a security is rated by only one of the two agencies, that rating is used. If a security is not rated by either of the two agencies, it is designated as Non-Rated. Ratings are relative and subjective and are not absolute standards of quality. The credit quality of the fund's investments does not remove market risk.

6

Portfolio Manager's Report (continued) – Columbia Georgia Intermediate Municipal Bond Fund

Slow recovery in Georgia

We expect sluggish economic growth in Georgia, given the headwinds facing the state. The local banking industry was particularly hard hit during the financial crisis and continues to contract. Unemployment remains high, as the construction, financial services, government and retail sectors have yet to recover from the downturn. In addition, house prices continue to decline. On a positive note, a weak U.S. dollar has helped Georgia's export business.

Despite this anemic outlook, we believe Georgia municipal bonds offer solid tax-exempt return potential. Going forward, we plan to take advantage of any issues that become mispriced and stand to benefit from a recovery. As the economy improves, we would expect municipal bond prices to move higher, in general. However, that trend could be offset at some point by a Federal Reserve Board short-term interest-rate hike. Although we don't expect rates to rise much in 2011, we have become more conservative by reducing the fund's sensitivity to interest rate changes. We also may increase exposure to shorter-maturity callable (or redeemable) bonds, which usually outperform similar maturity non-callable issues as interest rates rise.

Portfolio characteristics and holdings are subject to change periodically and may not be representative of current characteristics and holdings. The outlook for the fund may differ from that presented for other Columbia Funds.

Tax-exempt investing offers current tax-exempt income, but it also involves special risks. The value of the fund will be affected by interest rate changes and the creditworthiness of issues held in the fund. When interest rates go up, bond prices generally drop and vice versa.

Interest income from certain tax-exempt bonds may be subject to certain state and local taxes and, if applicable, the alternative minimum tax. Capital gains are not exempt from income taxes.

Single-state municipal bond funds pose additional risks due to limited geographical diversification.

Taxable-equivalent SEC yields

as of 03/31/11 (%)

Class A	4.18
Class B	3.09
Class C	3.08
Class Z	4.73

Taxable-equivalent SEC yields are based on the combined maximum effective 35.0% federal income tax rate and applicable state income tax rate. This tax rate does not reflect the phase out of exemptions or the reduction of the otherwise allowable deductions that occur when adjusted gross income exceeds certain levels. Your taxable-equivalent yield may be different depending on your tax bracket.

Top 5 sectors

as of 03/31/11 (%)

Tax-Backed	30.3
Utilities	25.5
Education	11.3
Health Care	11.0
Housing	8.1

Quality breakdown

as of 03/31/11 (%)

AAA	16.80
AA	50.20
A	25.50
BBB	6.50
Non-Rated	1.00

Maturity breakdown

as of 03/31/11 (%)

0-1 years	1.0
1-3 years	2.0
3-5 years	7.6
5-7 years	20.1
7-10 years	23.2
10-15 years	36.5
15-20 years	3.9
Net Cash and Equivalents	5.7

Ratings shown in the quality breakdown are assigned to individual bonds by taking the lower of the ratings available from one of the following nationally recognized rating agencies: Standard & Poor's or Moody's Investor Services. If a security is rated by only one of the two agencies, that rating is used. If a security is not rated by either of the two agencies, it is designated as Non-Rated. Ratings are relative and subjective and are not absolute standards of quality. The credit quality of the fund's investments does not remove market risk.

The fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

7

Investment Portfolio – Columbia Georgia Intermediate Municipal Bond Fund

March 31, 2011

Municipal Bonds – 96.9%
	Par ($)	Value ($)
Education – 11.3%
Education – 11.3%
GA Athens Housing Authority
University of Georgia - East Campus Housing, Series 2010, 4.000% 12/01/16	1,575,000	1,706,434
GA Bleckley & Dodge County Development Authority
Middle Georgia College, Series 2008, 5.000% 07/01/21	1,260,000	1,302,462
GA Bulloch County Development Authority
Georgia Southern University Student Housing, Series 2008, Insured: AGO 5.250% 07/01/20	1,000,000	1,102,730
GA Cobb County Development Authority
Kennesaw State University Foundation, Series 2004, Insured: NPFGC 5.000% 07/15/19	1,870,000	2,019,731
GA DeKalb Newton & Gwinnett Counties Joint Development Authority
GGC Foundation LLC, Series 2009, 5.500% 07/01/24	2,500,000	2,683,000
GA Private Colleges & Universities Authority
Spelman College, Series 2003, 5.250% 06/01/19	2,250,000	2,309,760
GA South Regional Joint Development Authority
Valdosta State University Auxiliary Services, Series 2008, Insured: AGO 5.000% 08/01/23	1,125,000	1,158,885
Education Total		12,283,002
Education Total		12,283,002
Health Care – 11.0%
Hospitals – 11.0%
GA Chatham County Hospital Authority
Memorial Health University Medical Center: Series 2001 A, 6.125% 01/01/24	2,500,000	2,343,150
Series 2004 A, 5.375% 01/01/26	1,000,000	865,130

	Par ($)	Value ($)
GA Cobb County Kennestone Hospital Authority
Wellstar Health System, Series 2005 B, 4.000% 04/01/16	1,110,000	1,168,830
GA DeKalb Private Hospital Authority
Children's Healthcare Atlanta, Inc., Series 2009, 5.000% 11/15/17	320,000	353,312
GA Fayette County Hospital Authority
Series 2009 A, 5.250% 06/15/23	2,000,000	2,075,420
GA Floyd County Hospital Authority
Floyd Healthcare Management, Series 2002, Insured: NPFGC: 5.500% 07/01/14	765,000	807,190
5.500% 07/01/18	1,290,000	1,337,111
GA Gwinnett County Hospital Authority
Gwinnett Hospital System, Series 2007 A, Insured: AGMC 5.000% 07/01/23	2,000,000	1,990,800
GA Macon-Bibb County Hospital Authority
Medical Center of Central Georgia, Series 2009, 5.000% 08/01/23	1,030,000	1,051,753
Hospitals Total		11,992,696
Health Care Total		11,992,696
Housing – 8.1%
Multi-Family – 8.1%
GA Clayton County Housing Authority
GCC Ventures LLC, Series 2001A, LIQ FAC: FNMA 4.350% 12/01/31 (12/01/11) (a)(b)	3,390,000	3,390,000
GA Cobb County Development Authority
Kennesaw State University Foundation: Series 2004 A, Insured: NPFGC 5.250% 07/15/19	2,000,000	2,175,840
Series 2007 A, Insured: AMBAC 5.250% 07/15/27	3,000,000	2,759,100

See Accompanying Notes to Financial Statements.

8

Columbia Georgia Intermediate Municipal Bond Fund

March 31, 2011

Municipal Bonds (continued)
	Par ($)	Value ($)
GA Lawrenceville Housing Authority
Knollwood Park LP, Series 1997, AMT, Guarantor: FNMA 6.250% 12/01/29 (06/01/15) (a)(b)	470,000	487,912
Multi-Family Total		8,812,852
Housing Total		8,812,852
Industrials – 1.2%
Forest Products & Paper – 1.0%
GA Richmond County Development Authority
International Paper Co., Series 2001 A, 5.150% 03/01/15	1,000,000	1,058,750
Forest Products & Paper Total		1,058,750
Oil & Gas – 0.2%
GA Main Street Natural Gas, Inc.
Series 2007 A, 5.250% 09/15/19	295,000	290,038
Oil & Gas Total		290,038
Industrials Total		1,348,788
Other – 5.0%
Refunded/Escrowed (c) – 5.0%
GA Barrow County School District
Series 2006, Escrowed to Maturity, 5.000% 02/01/14	665,000	739,733
GA Gwinnett County School District
Series 2008: Escrowed to Maturity, 5.000% 02/01/17	1,000,000	1,161,860
Pre-refunded 02/01/2018, 5.000% 02/01/22	1,000,000	1,160,610
GA State
Series 2007 G, Pre-refunded 12/01/17, 5.000% 12/01/20	2,000,000	2,371,580
Refunded/Escrowed Total		5,433,783
Other Total		5,433,783
Tax-Backed – 30.3%
Local Appropriated – 2.3%
GA Atlanta Public Safety & Judicial Facilities Authority
Series 2006, Insured: AGMC 5.000% 12/01/17	1,310,000	1,459,196

	Par ($)	Value ($)
GA Fulton County Facilities Corp.
Series 2009, 5.000% 11/01/17	1,000,000	1,095,060
Local Appropriated Total		2,554,256
Local General Obligations – 18.1%
GA Atlanta Solid Waste Management Authority
Series 2008, Insured: AGMC 5.000% 12/01/17	795,000	900,091
GA Augusta Richmond County
Series 2009, 4.000% 10/01/15	2,310,000	2,524,022
GA Barrow County School District
Series 2006, 5.000% 02/01/14	335,000	371,026
GA Chatham County School District
Series 2002, Insured: AGMC 5.250% 08/01/14	1,000,000	1,131,400
Series 2004, Insured: AGMC 5.250% 08/01/19	2,000,000	2,339,020
GA College Park Business & Industrial Development Authority
Series 2005, Insured: AMBAC 5.250% 09/01/19	2,000,000	2,127,920
GA County of Cherokee
Series 2009, 5.000% 08/01/22	2,000,000	2,200,100
GA Douglas County School District
Series 2007, Insured: AGMC: 5.000% 04/01/21	2,000,000	2,166,500
5.000% 04/01/23	1,500,000	1,595,760
GA Gwinnett County School District
Series 2010: 4.000% 02/01/18	1,000,000	1,095,830
5.000% 02/01/24	1,500,000	1,692,645
GA Walton County School District
Series 2005 A, Insured: NPFGC 5.000% 08/01/22	1,500,000	1,570,050
Local General Obligations Total		19,714,364

See Accompanying Notes to Financial Statements.

9

Columbia Georgia Intermediate Municipal Bond Fund

March 31, 2011

Municipal Bonds (continued)
	Par ($)	Value ($)
Special Non-Property Tax – 4.6%
GA Cobb-Marietta County Coliseum & Exhibit Hall Authority
Series 2005, Insured: NPFGC 5.250% 10/01/19	2,430,000	2,708,186
GA Metropolitan Atlanta Rapid Transit Authority
Series 1992 N, Insured: NPFGC 6.250% 07/01/18	2,000,000	2,288,240
Special Non-Property Tax Total		4,996,426
Special Property Tax – 1.5%
GA Atlanta Tax Allocation
Atlantic Station Project, Series 2007, Insured: AGO 5.250% 12/01/20	1,545,000	1,579,824
Special Property Tax Total		1,579,824
State General Obligations – 3.8%
GA State
Series 2009, 5.000% 05/01/23	2,000,000	2,200,260
PR Commonwealth of Puerto Rico Public Buildings Authority
Series 2007, 6.250% 07/01/23	1,825,000	1,931,434
State General Obligations Total		4,131,694
Tax-Backed Total		32,976,564
Transportation – 4.5%
Airports – 1.4%
GA Atlanta
Series 2010 C, 5.000% 01/01/25	1,500,000	1,524,195
Airports Total		1,524,195
Toll Facilities – 3.1%
GA Road & Tollway Authority
Series 2006, Insured: NPFGC 5.000% 06/01/16	2,000,000	2,276,740
Series 2009 A, 5.000% 06/01/21	1,000,000	1,096,250
Toll Facilities Total		3,372,990
Transportation Total		4,897,185

	Par ($)	Value ($)
Utilities – 25.5%
Investor Owned – 0.9%
GA Appling County Development Authority
Georgia Power Co., Series 2006, Insured: AMBAC 4.400% 07/01/16	1,000,000	1,008,860
Investor Owned Total		1,008,860
Joint Power Authority – 6.5%
GA Monroe County Development Authority
Oglethorpe Power Corp., Series 1992, 6.800% 01/01/12	1,000,000	1,038,100
GA Municipal Electric Authority
Power Revenue Bonds, Series 1992 B, Insured: NPFGC 6.375% 01/01/16	2,000,000	2,274,080
Series 1998 A, Insured: NPFGC 5.250% 01/01/13	1,000,000	1,066,300
Series 2008 A, 5.250% 01/01/21	1,395,000	1,528,655
Series 2008 D, 6.000% 01/01/23	1,000,000	1,097,670
Joint Power Authority Total		7,004,805
Municipal Electric – 2.0%
PR Commonwealth of Puerto Rico Electric Power Authority
Series 2002 JJ, Insured: SYNC 5.375% 07/01/16	1,405,000	1,516,276
Series 2007 TT, 5.000% 07/01/20	655,000	662,657
Municipal Electric Total		2,178,933
Water & Sewer – 16.1%
GA Atlanta Water & Wastewater
Series 2009 B, Insured: AGMC 5.000% 11/01/17	2,000,000	2,181,480
GA Augusta Water & Sewer
Series 2007, Insured: AGMC: 5.000% 10/01/21	1,000,000	1,081,350
5.000% 10/01/22	2,000,000	2,147,000

See Accompanying Notes to Financial Statements.

10

Columbia Georgia Intermediate Municipal Bond Fund

March 31, 2011

Municipal Bonds (continued)
	Par ($)	Value ($)
GA County of Fulton
Series 2004, Insured: NPFGC 5.000% 01/01/30	1,500,000	1,476,570
GA Dekalb County Water & Sewer
Series 2006 B, 5.250% 10/01/21	2,000,000	2,120,980
GA Griffin Combined Public Utility Improvement
Series 2002, Insured: AMBAC 5.125% 01/01/19	2,585,000	2,687,573
GA Jackson County Water & Sewer
Series 2006 A, Insured: SYNC 5.000% 09/01/16	1,030,000	1,089,967
GA Upper Oconee Basin Water Authority
Series 2005, Insured: NPFGC: 5.000% 07/01/17	1,140,000	1,271,487
5.000% 07/01/22	1,855,000	1,941,053
GA Walton County Water & Sewer Authority
Walton Hard Labor Creek Reservoir, Series 2008, Insured: AGMC 5.000% 02/01/25	1,495,000	1,539,267
Water & Sewer Total		17,536,727
Utilities Total		27,729,325
Total Municipal Bonds (cost of $103,586,049)		105,474,195
Investment Companies – 2.2%
	Shares
BofA Tax-Exempt Reserves, Capital Class (7 day yield of 0.110%) (d)	1,050,790	1,050,790
Dreyfus Tax-Exempt Cash Management Fund (7 day yield of 0.080%)	1,361,361	1,361,361
Total Investment Companies (cost of $2,412,151)		2,412,151
Total Investments – 99.1% (cost of $105,998,200) (e)		107,886,346
Other Assets & Liabilities, Net – 0.9%		934,784
Net Assets – 100.0%		108,821,130

Notes to Investment Portfolio:

(a)  The interest rate shown on floating rate or variable rate securities reflects the rate at March 31, 2011.

(b)  Parenthetical date represents the next interest rate reset date for the security.

(c)  The Fund has been informed that each issuer has placed direct obligations of the U.S. Government in an irrevocable trust, solely for the payment of principal and interest.

(d)  Investments in affiliates during the year ended March 31, 2011:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
BofA Tax-Exempt Reserves, Capital Class (7 day yield of 0.110%)	$631,338	$2,237,118	$2,018,456	$111	$—

  As of May 1, 2010, this company was no longer an affiliate of the fund. The above table reflects activity for the period from April 1, 2010 through April 30, 2010.

(e)  Cost for federal income tax purposes is $105,998,200.

  Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

  The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

  Fair value inputs are summarized in the three broad levels listed below:

• Level 1—Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

• Level 2—Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

• Level 3—Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

  Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

  Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for

See Accompanying Notes to Financial Statements.

11

Columbia Georgia Intermediate Municipal Bond Fund

March 31, 2011

any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund's investments as of March 31, 2011:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Total Municipal Bonds	$—	$105,474,195	$—	$105,474,195
Total Investment Companies	2,412,151	—	—	2,412,151
Total Investments	$2,412,151	$105,474,195	$—	$107,886,346

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through its correlation to prices and information from market transactions for similar or identical assets.

There were no significant transfers of financial assets between Levels 1 and 2 during the period.

At March 31, 2011, the composition of the Fund by revenue source is as follows:

Holdings By Revenue Source (Unaudited)	% of Net Assets
Tax-Backed	30.3
Utilities	25.5
Education	11.3
Health Care	11.0
Housing	8.1
Other	5.0
Transportation	4.5
Industrials	1.2
96.9
Investment Companies	2.2
Other Assets & Liabilities, Net	0.9
100.0

Acronym	Name
AGMC	Assured Guaranty Municipal Corp.

AGO	Assured Guaranty Ltd.

AMBAC	Ambac Assurance Corp.

AMT	Alternative Minimum Tax

FNMA	Federal National Mortgage Association

LIQ FAC	Liquidity Facility

NPFGC	National Public Finance Guarantee Corp.

SYNC	Syncora Guarantee, Inc.

See Accompanying Notes to Financial Statements.

12

Statement of Assets and Liabilities – Columbia Georgia Intermediate Municipal Bond Fund
March 31, 2011

		($)
Assets	Investments, at identified cost	105,998,200
	Investments, at value	107,886,346
	Cash	667
	Receivable for:
	Fund shares sold	18,591
	Interest	1,447,508
	Expense reimbursement due from Investment Manager	50,223
	Prepaid expenses	199
	Total Assets	109,403,534
Liabilities	Payable for:
	Fund shares repurchased	77,954
	Distributions	276,112
	Investment advisory fee	38,186
	Administration fee	9,735
	Pricing and bookkeeping fees	6,285
	Transfer agent fee	22,474
	Trustees' fees	74,407
	Audit fee	28,700
	Legal fee	30,776
	Custody fee	1,986
	Distribution and service fees	7,645
	Chief compliance officer expenses	235
	Other liabilities	7,909
	Total Liabilities	582,404
	Net Assets	108,821,130
Net Assets Consist of	Paid-in capital	106,868,297
	Undistributed net investment income	171,044
	Accumulated net realized loss	(106,357)
	Net unrealized appreciation (depreciation) on investments	1,888,146
	Net Assets	108,821,130

See Accompanying Notes to Financial Statements.

13

Statement of Assets and Liabilities (continued) – Columbia Georgia Intermediate Municipal Bond Fund
March 31, 2011

Class A	Net assets	$19,641,281
	Shares outstanding	1,871,129
	Net asset value per share	$10.50	(a)
	Maximum sales charge	3.25%
	Maximum offering price per share ($10.50/0.9675)	$10.85	(b)
Class B	Net assets	$528,200
	Shares outstanding	50,293
	Net asset value and offering price per share	$10.50	(a)
Class C	Net assets	$3,347,030
	Shares outstanding	318,764
	Net asset value and offering price per share	$10.50	(a)
Class Z	Net assets	$85,304,619
	Shares outstanding	8,126,471
	Net asset value, offering and redemption price per share	$10.50

(a)  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)  On sales of $100,000 or more the offering price is reduced.

See Accompanying Notes to Financial Statements.

14

Statement of Operations – Columbia Georgia Intermediate Municipal Bond Fund
For the Year Ended March 31, 2011

		($)
Investment Income	Interest	4,803,477
	Dividends	2,293
	Dividends from affiliates	111
	Total Investment Income	4,805,881
Expenses	Investment advisory fee	494,944
	Administration fee	129,055
	Distribution fee:
	Class B	5,131
	Class C	27,567
	Service fee:
	Class B	1,710
	Class C	9,189
	Distribution and service fees:
	Class A	47,667
	Transfer agent fee	66,558
	Pricing and bookkeeping fees	66,957
	Trustees' fees	33,113
	Custody fee	10,959
	Chief compliance officer expenses	1,105
	Other expenses	111,222
	Total Expenses	1,005,177
	Fees waived or expenses reimbursed by Investment Manager	(233,663)
	Expense reductions	(4)
	Net Expenses	771,510
	Net Investment Income	4,034,371
Net Realized and Unrealized Gain (Loss) on Investments	Net realized gain on investments	853,561
	Net change in unrealized appreciation (depreciation) on investments	(1,509,643)
	Net Loss	(656,082)
	Net Increase Resulting from Operations	3,378,289

See Accompanying Notes to Financial Statements.

15

Statement of Changes in Net Assets – Columbia Georgia Intermediate Municipal Bond Fund

		Year Ended March 31,
Increase (Decrease) in Net Assets		2011 ($)	2010 ($)
Operations	Net investment income	4,034,371	4,509,696
	Net realized gain on investments	853,561	129,577
	Net change in unrealized appreciation (depreciation) on investments	(1,509,643)	4,826,475
	Net increase resulting from operations	3,378,289	9,465,748
Distributions to Shareholders	From net investment income:
	Class A	(589,516)	(560,391)
	Class B	(15,911)	(29,733)
	Class C	(85,928)	(71,706)
	Class Z	(3,343,016)	(3,847,866)
	Total distributions to shareholders	(4,034,371)	(4,509,696)
	Net Capital Stock Transactions	(24,447,360)	394,560
	Total increase (decrease) in net assets	(25,103,442)	5,350,612
Net Assets	Beginning of period	133,924,572	128,573,960
	End of period	108,821,130	133,924,572
	Undistributed net investment income at end of period	171,044	171,096

See Accompanying Notes to Financial Statements.

16

Statement of Changes in Net Assets (continued) – Columbia Georgia Intermediate Municipal Bond Fund

	Capital Stock Activity
	Year Ended March 31, 2011		Year Ended March 31, 2010
	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	501,954	5,305,218	519,795	5,467,850
Distributions reinvested	31,411	336,881	35,742	376,489
Redemptions	(499,187)	(5,355,329)	(172,235)	(1,826,548)
Net increase	34,178	286,770	383,302	4,017,791
Class B
Subscriptions	258	2,773	9,049	93,766
Distributions reinvested	855	9,184	2,312	24,342
Redemptions	(34,481)	(372,916)	(51,914)	(550,367)
Net decrease	(33,368)	(360,959)	(40,553)	(432,259)
Class C
Subscriptions	90,131	965,858	230,495	2,418,784
Distributions reinvested	4,526	48,513	3,883	40,983
Redemptions	(112,972)	(1,203,247)	(103,530)	(1,072,642)
Net increase (decrease)	(18,315)	(188,876)	130,848	1,387,125
Class Z
Subscriptions	401,573	4,312,332	1,551,458	16,301,234
Distributions reinvested	8,875	95,257	10,762	113,395
Redemptions	(2,686,058)	(28,591,884)	(2,003,923)	(20,992,726)
Net decrease	(2,275,610)	(24,184,295)	(441,703)	(4,578,097)

See Accompanying Notes to Financial Statements.

17

Financial Highlights – Columbia Georgia Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class A Shares	2011	2010	2009	2008		2007
Net Asset Value, Beginning of Period	$10.58	$10.18	$10.35	$10.54		$10.51
Income from Investment Operations:
Net investment income (a)	0.33	0.34	0.37	0.40		0.40
Net realized and unrealized gain (loss) on investments and futures contracts	(0.08)	0.40	(0.17)	(0.19)		0.03
Total from investment operations	0.25	0.74	0.20	0.21		0.43
Less Distributions to Shareholders:
From net investment income	(0.33)	(0.34)	(0.37)	(0.40)		(0.40)
Net Asset Value, End of Period	$10.50	$10.58	$10.18	$10.35		$10.54
Total return (b)(c)	2.35%	7.31%	2.04%	2.00%		4.20%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (d)	0.80%	0.78%	0.75%	0.75%		0.75%
Interest expense	—	—	—	—	%(e)	—
Net expenses (d)	0.80%	0.78%	0.75%	0.75%		0.75%
Waiver/Reimbursement	0.19%	0.17%	0.17%	0.20%		0.21%
Net investment income (d)	3.09%	3.20%	3.67%	3.80%		3.84%
Portfolio turnover rate	11%	22%	22%	28%		26%
Net assets, end of period (000s)	$19,641	$19,433	$14,801	$13,742		$15,574

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(c)  Had the Investment Manager and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

(e)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

18

Financial Highlights – Columbia Georgia Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class B Shares	2011	2010	2009	2008		2007
Net Asset Value, Beginning of Period	$10.58	$10.19	$10.35	$10.55		$10.52
Income from Investment Operations:
Net investment income (a)	0.25	0.26	0.30	0.32		0.33
Net realized and unrealized gain (loss) on investments and futures contracts	(0.08)	0.39	(0.16)	(0.20)		0.03
Total from investment operations	0.17	0.65	0.14	0.12		0.36
Less Distributions to Shareholders:
From net investment income	(0.25)	(0.26)	(0.30)	(0.32)		(0.33)
Net Asset Value, End of Period	$10.50	$10.58	$10.19	$10.35		$10.55
Total return (b)(c)	1.59%	6.41%	1.38%	1.15%		3.43%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (d)	1.55%	1.53%	1.50%	1.50%		1.50%
Interest expense	—	—	—	—	%(e)	—
Net expenses (d)	1.55%	1.53%	1.50%	1.50%		1.50%
Waiver/Reimbursement	0.19%	0.17%	0.17%	0.20%		0.21%
Net investment income (d)	2.33%	2.47%	2.92%	3.05%		3.09%
Portfolio turnover rate	11%	22%	22%	28%		26%
Net assets, end of period (000s)	$528	$886	$1,266	$1,364		$1,960

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(c)  Had the Investment Manager and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

(e)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

19

Financial Highlights – Columbia Georgia Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class C Shares	2011	2010	2009	2008		2007
Net Asset Value, Beginning of Period	$10.58	$10.18	$10.35	$10.55		$10.51
Income from Investment Operations:
Net investment income (a)	0.25	0.26	0.30	0.32		0.33
Net realized and unrealized gain (loss) on investments and futures contracts	(0.08)	0.40	(0.17)	(0.20)		0.04
Total from investment operations	0.17	0.66	0.13	0.12		0.37
Less Distributions to Shareholders:
From net investment income	(0.25)	(0.26)	(0.30)	(0.32)		(0.33)
Net Asset Value, End of Period	$10.50	$10.58	$10.18	$10.35		$10.55
Total return (b)(c)	1.59%	6.51%	1.28%	1.14%		3.52%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (d)	1.55%	1.53%	1.50%	1.50%		1.50%
Interest expense	—	—	—	—	%(e)	—
Net expenses (d)	1.55%	1.53%	1.50%	1.50%		1.50%
Waiver/Reimbursement	0.19%	0.17%	0.17%	0.20%		0.21%
Net investment income (d)	2.34%	2.42%	2.92%	3.05%		3.09%
Portfolio turnover rate	11%	22%	22%	28%		26%
Net assets, end of period (000s)	$3,347	$3,567	$2,100	$1,830		$1,877

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(c)  Had the Investment Manager and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

(e)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

20

Financial Highlights – Columbia Georgia Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class Z Shares	2011	2010	2009	2008		2007
Net Asset Value, Beginning of Period	$10.58	$10.18	$10.35	$10.54		$10.51
Income from Investment Operations:
Net investment income (a)	0.36	0.36	0.40	0.42		0.43
Net realized and unrealized gain (loss) on investments and futures contracts	(0.08)	0.40	(0.17)	(0.19)		0.03
Total from investment operations	0.28	0.76	0.23	0.23		0.46
Less Distributions to Shareholders:
From net investment income	(0.36)	(0.36)	(0.40)	(0.42)		(0.43)
Net Asset Value, End of Period	$10.50	$10.58	$10.18	$10.35		$10.54
Total return (b)(c)	2.61%	7.58%	2.30%	2.26%		4.46%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (d)	0.55%	0.53%	0.50%	0.50%		0.50%
Interest expense	—	—	—	—	%(e)	—
Net expenses (d)	0.55%	0.53%	0.50%	0.50%		0.50%
Waiver/Reimbursement	0.19%	0.17%	0.17%	0.20%		0.21%
Net investment income (d)	3.34%	3.46%	3.92%	4.05%		4.09%
Portfolio turnover rate	11%	22%	22%	28%		26%
Net assets, end of period (000s)	$85,305	$110,040	$110,408	$106,927		$100,541

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested.

(c)  Had the Investment Manager and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

(e)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

21

Notes to Financial Statements – Columbia Georgia Intermediate Municipal Bond Fund
March 31, 2011

Note 1. Organization

Columbia Georgia Intermediate Municipal Bond Fund (the Fund), a series of Columbia Funds Series Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust.

After the close of business on April 30, 2010, Ameriprise Financial, Inc. (Ameriprise Financial) acquired a portion of the asset management business of Columbia Management Group, LLC (the Transaction), including the business of managing the Fund. In connection with the closing of the Transaction (the Closing), RiverSource Investments, LLC, a wholly owned subsidiary of Ameriprise Financial, became the investment manager of the Fund and changed its name to Columbia Management Investment Advisers, LLC (the Investment Manager).

Investment Objective

The Fund seeks current income exempt from U.S. federal income tax and Georgia individual income tax, consistent with moderate fluctuation of principal.

Fund Shares

The Trust has unlimited authorized shares of beneficial interest. The Fund offers Class A, Class B, Class C and Class Z shares. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 3.25% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18 months after purchase.

The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of other funds within the Columbia Family of Funds. Class B shares are subject to a maximum CDSC of 3.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class Z shares are not subject to sales charges and are available only to certain investors, as described in the Fund's prospectus.

Note 2. Summary of Significant Accounting Policies

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Trust's Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Investments in other open-end investment companies are valued at net asset value.

Investments for which market quotations are not readily available, or that have quotations which the Investment Manager believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, the Investment Manager may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

22

Columbia Georgia Intermediate Municipal Bond Fund, March 31, 2011

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on the accrual basis. Market premium and discount are amortized and accreted, respectively, on all debt securities, unless otherwise noted. Original issue discount is accreted to interest income over the life of the security with a corresponding increase in the cost basis, if any.

Dividend income is recorded on the ex-date.

Expenses

General expenses of the Trust are allocated to the Fund and other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to a specific class of shares are charged to that share class. Expenses directly attributable to the Fund are charged to the Fund.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses which are charged directly to a share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis for purposes of determining the net asset value of each class. Income and expenses are allocated to each class based on the settled shares method, while realized and unrealized gains (losses) are allocated based on the relative net assets of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax exempt or taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fee

Under an Investment Management Services Agreement (IMSA), the Investment Manager determines which securities will be purchased, held or sold. The management fee is equal to a percentage of the Fund's average daily net assets that declines from 0.40% to 0.27% as the Fund's net assets increase.

Prior to the Closing, Columbia Management Advisors, LLC (Columbia), an indirect, wholly owned subsidiary of Bank of America Corporation (BOA), provided investment management services to the Fund under the same fee structure. The effective management fee rate for the year ended March 31, 2011, was 0.40% of the Fund's average daily net assets.

Administration Fee

Effective upon the Closing, the Investment Manager provides administration and accounting services to the Fund under an Administrative Services Agreement, including services previously performed under the Pricing and Bookkeeping Oversight and Services Agreement (the Services Agreement) as discussed in the Pricing and Bookkeeping Fees note below. The Fund pays an annual administration fee equal to 0.15% of the Fund's average daily net assets less the fees payable by the Fund as described under the Pricing

23

Columbia Georgia Intermediate Municipal Bond Fund, March 31, 2011

and Bookkeeping Fees note below. Prior to the Closing, Columbia provided administrative services to the Fund at the same fee rates.

Pricing and Bookkeeping Fees

Prior to the Closing, the Fund entered into a Financial Reporting Services Agreement (the Financial Reporting Services Agreement) with State Street Bank and Trust Company (State Street) and Columbia pursuant to which State Street provides financial reporting services to the Fund. The Fund also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the State Street Agreements) with State Street and Columbia pursuant to which State Street provides accounting services to the Fund. Upon the Closing, Columbia assigned and delegated its rights and obligations under the State Street Agreements to the Investment Manager. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimburses State Street for certain out-of-pocket expenses and charges.
Also prior to the Closing, the Fund entered into the Services Agreement with Columbia. Under the Services Agreement, Columbia provided services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provided oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimbursed Columbia for out-of-pocket expenses and charges, including fees payable to third parties, such as for pricing the Fund's portfolio securities, incurred by Columbia in the performance of services under the Services Agreement. The Services Agreement was terminated upon the Closing. These services are now provided under the Administrative Services Agreement discussed above.

Transfer Agent Fee

In connection with the Closing, RiverSource Service Corporation, a wholly owned subsidiary of Ameriprise Financial, provides transfer agency services to the Fund under a Transfer Agency Agreement and changed its name to Columbia Management Investment Services Corp. (the Transfer Agent). The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Fund for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Fund that is a percentage of the average aggregate value of the Fund's shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of pocket fees). The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of -pocket expenses.

Prior to the Closing, Columbia Management Services, Inc., an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provided transfer agency services to the Fund and contracted with BFDS to serve as sub-transfer agent, under the same fee structure.

For the year ended March 31, 2011, the Fund's effective transfer agent fee rate for each class was 0.05% of the Fund's average daily net assets.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions on the Statement of Operations. For the year ended March 31, 2011, no minimum account balance fees were charged by the Fund.

Underwriting Discounts, Service and Distribution Fees

In connection with the Closing, RiverSource Fund Distributors, Inc., an indirect wholly owned subsidiary of Ameriprise Financial, provides distribution and shareholder services to the Fund and changed its name to Columbia Management Investment Distributors, Inc. (the Distributor). Pursuant to Rule 12b-1 under the 1940 Act, the Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

24

Columbia Georgia Intermediate Municipal Bond Fund, March 31, 2011

The Plans require the payment of a combined distribution and shareholder servicing fee for the Class A shares of the Fund. The Plans also require the payment of a monthly shareholder servicing fee and distribution fee for the Class B and Class C shares of the Fund. A substantial portion of the expenses incurred pursuant to these plans is paid to affiliates of the Distributor. The annual rates in effect and plan limits, as a percentage of average daily net assets, are as follows:

	Current Rate	Plan Limit
Class A Combined Distribution and Shareholder Servicing Plan	0.25%	0.25%
Class B and Class C Shareholder Servicing Plans	0.25%	0.25%
Class B and Class C Distribution Plans	0.75%	0.75%

Prior to the Closing, Columbia Management Distributors, Inc., an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, was the principal underwriter of the Fund's shares. There were no changes to the underwriting discount structure of the Fund or the service or distribution fee rates paid by the Fund as a result of the Transaction.

Sales Charges

Sales charges, including front-end and CDSC's, received by the Distributor for distributing Fund shares were $2,096 for Class A, $500 for Class B and $554 for Class C shares for the year ended March 31, 2011.

Fee Waivers and Expense Reimbursements

The Investment Manager has voluntarily agreed to bear a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, do not exceed 0.55% of the Fund's average daily net assets on an annualized basis. The Investment Manager, in its discretion, may revise or discontinue this arrangement at any time. Prior to May 1, 2010, Columbia voluntarily reimbursed a portion of the Fund's expenses in the same manner.

The Investment Manager is entitled to recover from the Fund any fees waived and/or expenses reimbursed for a three year period following the date of such fee waiver and/or reimbursement under these arrangements if such recovery does not cause the Fund's expenses to exceed the expense limitations in effect at the time of recovery. Prior to May 1, 2010, Columbia was entitled to recover fees waived and/or expenses reimbursed from the Fund in the same manner.

At March 31, 2011, the amounts potentially recoverable pursuant to this arrangement were as follows:

Amount of potential recovery expiring March 31,			Total potential	Amount expired	Amount recovered during the year
2014	2013	2012	recovery	3/31/11	ended 3/31/11
$233,663	$221,167	$212,433	$667,263	$246,888	$—

Effective May 1, 2011, the Investment Manager has eliminated the fee recoupment provisions detailed above.

Fees Paid to Officers and Trustees

In connection with the Closing, all officers of the Fund are employees of the Investment Manager or its affiliates and, with the exception of the Fund's Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year. Prior to the Closing, all officers of the Fund were employees of Columbia or its affiliates and the Fund paid its pro-rata share of the expenses for the Chief Compliance Officer under the same fee structure.

Trustees are compensated for their services to the Fund, as set forth on the Statement of Operations. The Trust's eligible Trustees may participate in a non-qualified deferred compensation plan which may be terminated at any time. Any payments to plan participants are paid solely out of the Fund's assets. Income earned on the plan participant's deferral account is based on the rate of return of the eligible mutual funds selected by the participant or, if no funds are selected, on the rate of return of Columbia Money Market Fund (formerly known as RiverSource Cash Management Fund). Prior to

25

Columbia Georgia Intermediate Municipal Bond Fund, March 31, 2011

the Closing, if no funds were selected, income earned on the plan participant's deferral account was based on the rate of return of BofA Treasury Reserves. Trustees' fees deferred during the current period as well as any gains or losses on the trustees' deferred compensation balances as a result of market fluctuations are included in "Trustees' fees" on the Statement of Operations. Liabilities under the deferred compensation plan are included in "Trustees' fees" on the Statement of Assets and Liabilities.

Other

Prior to the Closing, the Fund made daily investments of cash balances in BofA Tax-Exempt Reserves, formerly an affiliated open-ended investment company of Columbia, pursuant to an exemptive order received from the Securities and Exchange Commission. The income earned prior to the Closing by the Fund from such investments is included as Dividends from affiliates on the Statement of Operations. As an investing Fund, the Fund was indirectly allocated its proportionate share of the expenses of BofA Tax-Exempt Reserves.

Note 4. Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as part of expense reductions on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement. For the year ended March 31, 2011, these custody credits reduced total expenses by $4 for the Fund.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated $13,572,011 and $37,907,466, respectively, for the year ended March 31, 2011.

Note 6. Shareholder Concentration

As of March 31, 2011, one shareholder account owned 75.0% of the outstanding shares of the Fund. Purchase and redemption activity of this account may have a significant effect on the operations of the Fund.

Note 7. Line of Credit

Prior to March 28, 2011, the Fund and other affiliated funds participated in a $280,000,000 committed, unsecured revolving line of credit provided by State Street. Effective March 28, 2011, the commitment was reduced to $225,000,000. The maximum amount that may be borrowed by any fund is limited to the lesser of $200,000,000 and the Fund's borrowing limit set forth in the Fund's registration statement. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Effective October 14, 2010, interest is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 1.25% or the overnight LIBOR Rate plus 1.25%. In addition, a commitment fee of 0.125% per annum is accrued and apportioned among the participating funds pro rata based on their relative net assets.

Prior to October 14, 2010, interest was charged to each participating fund at the same rates. In addition, a commitment fee of 0.15% per annum was accrued and apportioned among the participating funds pro rata based on their relative net assets.

For the year ended March 31, 2011, the Fund did not borrow under these arrangements.

Note 8. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended March 31, 2011, permanent book and tax basis differences resulting primarily from differing treatments for taxable dividends received were identified and reclassified among the components of the Fund's net assets as follows:

Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-In Capital
$(52)	$51	$1

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

26

Columbia Georgia Intermediate Municipal Bond Fund, March 31, 2011

The tax character of distributions paid during the years ended March 31, 2011 and March 31, 2010 was as follows:

	March 31,
	2011	2010
Tax-Exempt Income	$4,030,378	$4,506,122
Ordinary Income*	3,993	3,574

*   For tax purposes short-term capital gain distributions, if any, are considered ordinary income distributions.

As of March 31, 2011, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Appreciation
$447,156	$—	$1,888,146

Unrealized appreciation and depreciation at March 31, 2011, based on cost of investments for federal income tax purposes were:

Unrealized appreciation	$2,865,282
Unrealized depreciation	(977,136)
Net unrealized appreciation	$1,888,146

The following capital loss carryforwards may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Capital Loss Carryforwards
2018	$106,357

Capital loss carryforwards of $853,612 were utilized during the year ended March 31, 2011.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 9. Significant Risks and Contingencies

Sector Focus Risk

The Fund may focus its investments in certain sectors, subjecting it to greater risk than a fund that is less focused.

Geographic Concentration Risk

Securities issued by a particular state and its instrumentalities are subject to the risk of unfavorable developments in such state. The value of Fund shares may be more volatile than the value of shares of funds that invest in municipal securities of issuers in more than one state, as unfavorable developments have the potential to impact more significantly the Fund than funds that invest in municipal securities of many different states. A municipal security can be significantly affected by adverse tax, legislative, demographic or political changes as well as changes in the state's financial or economic condition and prospects.

The Fund's municipal holdings may include obligations of issuers that rely in whole or in part for payment of interest and principal on state specific revenues, real property taxes, revenues from particular institutions, such as healthcare institutions, or obligations secured by mortgages on real property. Consequently, the impact of changes in state law or regulations or the economic conditions in a particular state should be considered. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry or region.

Tax Development Risk

The Fund purchases municipal securities whose interest, in the opinion of bond counsel, is free from federal income tax. There is no assurance that the Internal Revenue Service (IRS) will agree with this opinion. In the event the IRS determines that an issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued. As a shareholder of the Fund, you may be required to file an amended tax return as a result.

Note 10. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued.

27

Columbia Georgia Intermediate Municipal Bond Fund, March 31, 2011

Other than as noted below, there were no items requiring adjustment of the financial statements or additional disclosure.

In August 2010, the Board of Trustees of the Trust approved an Agreement and Plan of Reorganization (the Agreement and Plan) to merge (the Reorganization) the Fund into Columbia Intermediate Municipal Bond Fund (the Acquiring Fund). Fund shareholders approved the Agreement and Plan providing for the Reorganization at a Joint Special Meeting of Shareholders held on February 15, 2011. After further consideration in light of changed circumstances, the Board of Trustees of the Trust and the Board of Trustees of Columbia Funds Series Trust I, of which the Acquiring Fund is a series, determined that the termination of the Agreement and Plan with respect to the Reorganization was in the best interests of shareholders of the Fund and shareholders of the Acquiring Fund, respectively, and pursuant to the terms of the Agreement and Plan mutually agreed to terminate the Agreement and Plan with respect to the Reorganization. As a result, the Reorganization will not occur.

Effective May 16, 2011, the line of credit commitment with State Street was reduced to $150,000,000, and the maximum amount that may be borrowed by any fund was limited to the lesser of $120,000,000 and the Fund's borrowing limit set forth in the Fund's registration statement.

Note 11. Information Regarding Pending and Settled Legal Proceedings

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit's decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On December 9, 2010, the District Court reinstated its July 9, 2007 summary judgment order in favor of the defendants. On January 10, 2011, plaintiffs filed a notice of appeal with the Eighth Circuit.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any

28

Columbia Georgia Intermediate Municipal Bond Fund, March 31, 2011

pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

29

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust and the Shareholders of Columbia Georgia Intermediate Municipal Bond Fund

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Georgia Intermediate Municipal Bond Fund (the "Fund") (a series of Columbia Funds Series Trust) at March 31, 2011, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
May 20, 2011

30

Federal Income Tax Information (Unaudited) – Columbia Georgia Intermediate Municipal Bond Fund

For the fiscal year ended March 31, 2011, 99.91% of the distributions from net investment income of the Fund qualifies as exempt interest dividends for federal income tax purposes. A portion of the income may be subject to federal alternative minimum tax.

The Fund will notify shareholders in January 2012 of amounts for use in preparing 2011 income tax returns.

31

Fund Governance

The Trustees serve terms of indefinite duration. The names, addresses and birth years of the Trustees and Officers of the Funds in the Columbia Funds Series Trust, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Series Trust.

Independent Trustees

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in the Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Edward J. Boudreau, Jr. (Born 1944)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2005)	Managing Director—E.J. Boudreau & Associates (consulting), from 2000 through current; oversees 41; Trustee—BofA Funds Series Trust.

William P. Carmichael (Born 1943)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1999)	Retired; oversees 41; Director—Cobra Electronics Corporation (electronic equipment manufacturer); Director—McMoRan Exploration Company (oil and gas exploration and development); Director—The Finish Line (athletic shoes and apparel); Trustee—BofA Funds Series Trust.

William A. Hawkins (Born 1942)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2005)	Managing Director—Overton Partners (financial consulting), August 2010 to present; President and Chief Executive Officer—California General Bank, N.A., from January 2008 through August 2010; oversees 41; Trustee—BofA Funds Series Trust.

R. Glenn Hilliard (Born 1943)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2005)	Chairman and Chief Executive Officer—Hilliard Group LLC (investing and consulting), from April 2003 through current; oversees 41; Trustee—BofA Funds Series Trust.

John J. Nagorniak (Born 1944)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2008)	Retired; President and Director—Foxstone Financial, Inc. (consulting), 2000 through December 2007; Director—Mellon Financial Corporation affiliates (investing), 2000 through 2007; Chairman—Franklin Portfolio Associates (investing—Mellon affiliate), 1982 through 2007; oversees 41; Director—MIT Investment Company; Trustee—MIT 401k Plan; Trustee—Research Foundation of CFA Institute; Trustee—BofA Funds Series Trust.

32

Fund Governance (continued)

Independent Trustees (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in the Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Minor M. Shaw (Born 1947)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2003)	President—Micco Corporation and Mickel Investment Group; oversees 41; Board Member—Piedmont Natural Gas; Trustee—BofA Funds Series Trust.

Interested Trustee

Anthony M. Santomero[1] (Born 1946)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2008)	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, from 2002 through current; Senior Advisor—McKinsey & Company (consulting), July 2006 through January 2008; President and Chief Executive Officer—Federal Reserve Bank of Philadelphia, July 2000 through April 2006; oversees 41; Director—Renaissance Reinsurance Ltd; Trustee—Penn Mutual Life Insurance Company; Director—Citigroup, Inc.; Director—Citibank, N.A.; Trustee—BofA Funds Series Trust.

1  Dr. Santomero is currently deemed by the Columbia Funds to be an "interested person" (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup, Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Columbia Funds or other funds or accounts advised/managed by Columbia Management Investment Advisers, LLC.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 800-345-6611.

Officers

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
J. Kevin Connaughton (Born 1964)

225 Franklin Street Boston, MA 02110 President (since 2009)	Senior Vice President and General Manager—Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds, since 2009, and RiverSource Funds, since May 2010 (previously Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009, Treasurer, Columbia Funds, from October 2003 to May 2008, and senior officer of various other affiliated funds since 2000); Managing Director, Columbia Management Advisors, LLC from December 2004 to April 2010.

Michael G. Clarke (Born 1969)

225 Franklin Street Boston, MA 02110 Treasurer (since 2011) and Chief Financial Officer (since 2009)	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

33

Fund Governance (continued)

Officers (continued)

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
Scott R. Plummer (Born 1959)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President and Chief Legal Officer (since 2010)	Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel—Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel—Asset Management, from 2005 to April 2010, and Vice President—Asset Management Compliance from 2004 to 2005); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; Vice President, General Counsel and Secretary, RiverSource Funds, since December 2006; Senior Vice President, Secretary and Chief Legal Officer, Columbia Funds, since May 2010.

Linda J. Wondrack (Born 1964)

225 Franklin Street Boston, MA 02110 Senior Vice President and Chief Compliance Officer (since 2007)	Vice President and Chief Compliance Officer, Columbia Management Investment Advisers, LLC since May 2010; Chief Compliance Officer, Columbia Funds, since 2007, and RiverSource Funds, since May 2010; Director (Columbia Management Group, LLC and Investment Product Group Compliance), Bank of America, from June 2005 to April 2010.

William F. Truscott (Born 1960)

53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2010)	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010 (previously President, Chairman of the Board and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President—U.S. Asset Management and Chief Investment Officer from 2005 to April 2010, and Senior Vice President—Chief Investment Officer, from 2001 to 2005); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director, Columbia Management Investment Distributors, Inc. since May 2010 (previously Chairman of the Board and Chief Executive Officer from 2008 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006.

Colin Moore (Born 1958)

225 Franklin Street Boston, MA 02110 Senior Vice President (since 2010)	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer of Columbia Management Advisors, LLC from 2007 to April 2010; Head of Equities, Columbia Management Advisors, LLC from 2002 to 2007.

Michael A. Jones (Born 1959)

225 Franklin Street Boston, MA 02110 Senior Vice President (since 2010)	President and Director, Columbia Management Investment Advisers, LLC since May 2010; President and Director, Columbia Management Investment Distributors, Inc. since May 2010; Manager, Chairman, Chief Executive Officer and President, Columbia Management Advisors, LLC from 2007 to April 2010; Chief Executive Officer, President and Director, Columbia Management Distributors, Inc. from November 2006 to April 2010; previously, co-president and senior managing director at Robeco Investment Management.

Christopher O. Petersen (Born 1970)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Secretary (since 2011)	Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel from April 2004 to January 2010); Assistant Secretary of RiverSource Funds since January 2007.

34

Fund Governance (continued)

Officers (continued)

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
Amy Johnson (Born 1965)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President (since 2010)	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, from 2009 until April 2010, Vice President—Asset Management and Trust Company Services, from 2006 to 2009, and Vice President—Operations and Compliance from 2004 to 2006).

Joseph F. DiMaria (Born 1968)

225 Franklin Street Boston, MA 02110 Vice President (since 2011) and Chief Accounting Officer (since 2008)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC from January 2006 to April 2010; Head of Tax/Compliance and Assistant Treasurer, Columbia Management Advisors, LLC, from November 2004 to December 2005.

Paul B. Goucher (Born 1968)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Treasurer (since 2010)	Vice President and Chief Counsel of Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel from November 2008 to January 2010); Director, Managing Director and General Counsel of J. & W. Seligman & Co. Incorporated (Seligman) from July 2008 to November 2008 and Managing Director and Associate General Counsel of Seligman from January 2005 to July 2008.

Michael E. DeFao (Born 1968)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Treasurer (since 2011)	Vice President and Chief Counsel, Ameriprise Financial since May 2010; Associate General Counsel Bank of America from June 2005 to April 2010.

Stephen T. Welsh (Born 1957)

225 Franklin Street Boston, MA 02110 Vice President (since 2006)	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc. from July 2004 to April 2010; Managing Director, Columbia Management Distributors, Inc. from August 2007 to April 2010.

35

Shareholder Meeting Results

At a Joint Special Meeting of Shareholders held on February 15, 2011, shareholders of the Fund considered the proposals described below.

Proposal 1. Shareholders of the Fund approved an Agreement and Plan of Reorganization pursuant to which the Fund will transfer its assets to Columbia Intermediate Municipal Bond Fund (the "Buying Fund") in exchange for shares of the Buying Fund and the assumption by the Buying Fund of all of the liabilities of the Fund, as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
9,251,956	50,128	28,395	1,233,315

Proposal 2. Shareholders of Columbia Funds Series Trust elected each of the nominees for trustees to the Board of Trustees of Columbia Funds Series Trust, each to hold office for an indefinite term, as follows:

Trustee	Votes For	Votes Withheld	Abstentions
Kathleen Blatz	2,145,636,122	248,012,438	0
Edward J. Boudreau, Jr.	2,145,430,114	248,218,446	0
Pamela G. Carlton	2,145,515,949	248,132,612	0
William P. Carmichael	2,145,038,695	248,609,866	0
Patricia M. Flynn	2,145,843,563	247,804,997	0
William A. Hawkins	2,145,359,401	248,289,160	0
R. Glenn Hilliard	2,145,079,400	248,569,161	0
Stephen R. Lewis, Jr.	2,145,092,209	248,556,351	0
John F. Maher	2,145,621,338	248,027,223	0
John J. Nagorniak	2,145,337,494	248,311,067	0
Catherine James Paglia	2,145,615,254	248,033,306	0
Leroy C. Richie	2,145,042,120	248,606,441	0
Anthony M. Santomero	2,145,088,174	248,560,386	0
Minor M. Shaw	2,145,430,762	248,217,798	0
Alison Taunton-Rigby	2,145,393,384	248,255,177	0
William F. Truscott	2,144,907,223	248,741,338	0

36

Important Information About This Report

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of Columbia Georgia Intermediate Municipal Bond Fund.

A description of the policies and procedures that the fund uses to determine how to vote proxies and a copy of the fund's voting records are available (i) at www.columbiamanagement.com, (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
1-800-345-6611

Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Investment Manager

Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110

37

PRSRT STD
U.S. Postage
PAID
Holliston, MA
Permit NO. 20

Columbia Georgia Intermediate Municipal Bond Fund
P. O. Box 8081
Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit columbiamanagement.com. Read the prospectus carefully before investing. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2011 Columbia Management Investment Advisers, LLC. All rights reserved.

C-1086 A (05/11)

Columbia Maryland Intermediate Municipal Bond Fund

Annual Report for the Period Ended March 31, 2011

Not FDIC insured • No bank guarantee • May lose value

Fund Profile	1

Economic Update	2

Performance Information	4

Understanding Your Expenses	5

Portfolio Manager's Report	6

Investment Portfolio	8

Statement of Assets and Liabilities	13

Statement of Operations	15

Statement of Changes in Net Assets	16

Financial Highlights	18

Notes to Financial Statements	22

Report of Independent Registered Public Accounting Firm	30

Federal Income Tax Information	31

Fund Governance	32

Shareholder Meeting Results	36

Important Information About This Report	37

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

President's Message

Dear Shareholder:

The Columbia Management story began over 100 years ago, and today, we are one of the nation's largest dedicated asset managers. The recent acquisition by Ameriprise Financial, Inc. brings together the talents, resources and capabilities of Columbia Management with those of RiverSource Investments, Threadneedle (acquired by Ameriprise in 2003) and Seligman Investments (acquired by Ameriprise in 2008) to build a best-in-class asset management business that we believe is truly greater than its parts.

RiverSource Investments traces its roots to 1894 when its then newly-founded predecessor, Investors Syndicate, offered a face-amount savings certificate that gave small investors the opportunity to build a safe and secure fund for retirement, education or other special needs. A mutual fund pioneer, Investors Syndicate launched Investors Mutual Fund in 1940. In the decades that followed, its mutual fund products and services lineup grew to include a full spectrum of styles and specialties. More than 110 years later, RiverSource continues to be a trusted financial products leader.

Threadneedle, a leader in global asset management and one of Europe's largest asset managers, offers sophisticated international experience from a dedicated U.K. management team. Headquartered in London, it is named for Threadneedle Street in the heart of the city's financial district, where British investors pioneered international and global investing. Threadneedle was acquired in 2003 and today operates as an affiliate of Columbia Management.

Seligman Investments' beginnings date back to the establishment of the investment firm J. & W. Seligman & Co. in 1864. In the years that followed, Seligman played a major role in the geographical expansion and industrial development of the United States. In 1874, President Ulysses S. Grant named Seligman as fiscal agent for the U.S. Navy—an appointment that would last through World War I. Seligman helped finance the westward path of the railroads and the building of the Panama Canal. The firm organized its first investment company in 1929 and began managing its first mutual fund in 1930. In 2008, J. & W. Seligman & Co. Incorporated was acquired and Seligman Investments became an offering brand of RiverSource Investments, LLC.

We are proud of the rich and distinctive history of these firms, the strength and breadth of products and services they offer, and the combined cultures of pioneering spirit and forward thinking. Together we are committed to providing more for our shareholders than ever before.

> A singular focus on our shareholders
Our business is asset management, so investors are our first priority. We dedicate our resources to identifying timely investment opportunities and provide a comprehensive choice of equity, fixed-income and alternative investments to help meet your individual needs.

> First-class research and thought leadership
We are dedicated to helping you take advantage of today's opportunities and anticipate tomorrow's. We stay abreast of the latest investment trends and ideas, using our collective insight to evaluate events and transform them into solutions you can use.

> A disciplined investment approach
We aren't distracted by passing fads. Our teams adhere to a rigorous investment process that helps ensure the integrity of our products and enables you and your financial advisor to match our solutions to your objectives with confidence.

When you choose Columbia Management, you can be confident that we will take the time to understand your needs and help you and your financial advisor identify the solutions that are right for you. Because at Columbia Management, we don't consider ourselves successful unless you are.

Sincerely,

J. Kevin Connaughton
President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit www.columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2011 Columbia Management Investment Advisers, LLC. All rights reserved.

Fund Profile – Columbia Maryland Intermediate Municipal Bond Fund

Summary

■  For the 12-month period that ended March 31, 2011, the fund's Class A shares returned 2.05% without sales charge.

■  The fund lagged its benchmark, the Barclays Capital 3-15 Year Blend Municipal Bond Index,1 but came out ahead of the average return of funds in its peer group, the Lipper Other States Intermediate Municipal Debt Funds Classification.2

■  The fund's Maryland focus hampered returns relative to the Barclays index, which is national in scope. Security selection among BBB rated3 credits aided results.

Portfolio Management

James M. D'Arcy has managed the fund since 2010. From 1999 until joining the Investment Manager in May 2010, Mr. D'Arcy was associated with the fund's previous investment adviser as an investment professional.

1The Barclays Capital 3-15 Year Blend Municipal Bond Index tracks the performance of municipal bonds issued after December 31, 1990 with remaining maturities between 2 and 17 years and at least $7 million in principal amount outstanding.

2Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

3The credit quality ratings represent the lower of one of the following nationally recognized rating agencies: Standard & Poor's or Moody's Investor Services. If a security is rated by only one of the two agencies, that rating is used. If a security is not rated by either of the two agencies, it is designated as Non-Rated. Ratings are relative and subjective and are not absolute standards of quality. The credit quality of the fund's investments does not remove market risk.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Summary

1-year return as of 03/31/11

+2.05%

Class A shares (without sales charge)

+2.91%

Barclays Capital 3-15 Year Blend Municipal Bond Index

1

Economic Update – Columbia Maryland Intermediate Municipal Bond Fund

Summary

For the 12-month period that ended March 31, 2011

■   Strengthening economic growth and rising interest rates kept a lid on most bond market sectors. The Barclays Capital Aggregate Bond Index delivered modest results. However, high-yield bonds were strong performers, as measured by the JPMorgan Developed BB High Yield Index.

Barclays Aggregate Index	JPMorgan Index

■   The U.S. stock market, as measured by the S&P 500 Index, delivered solid returns, despite a summer 2010 correction. Foreign stock market returns were also positive, as measured by the MSCI EAFE Index (Net).

S&P Index	MSCI Index

The U.S. economy continued to expand at a solid but uneven pace over the past 12 months, as measured by gross domestic product (GDP). Although lackluster second quarter 2010 GDP growth raised fears that the economy was losing steam and might lapse back into recession, the pace picked up in the third quarter of 2010, inspiring confidence among consumers, businesses and investors. GDP expanded by 2.6% in the third quarter and 3.1% in the fourth quarter. With the Federal Reserve Board (the Fed) providing additional monetary stimulus to shore up economic growth and the extension of key tax cuts for the next two years, expectations are for continued growth in 2011. However, early estimates of first quarter 2011 growth place it just under 2.0%, a disappointment after two strong quarters and a pick-up in employment.

Consumer spending on cars, clothing and other goods generally trended higher during the 12-month period, accelerating in the fourth quarter of 2010. Holiday spending rose 5.5% between November 5, 2010 and December 24, 2010, in all retail categories, excluding automobiles, compared with the same period in 2009, according to MasterCard Advisors' SpendingPulse, which tracks spending on all transactions including cash. Personal income surged in January 2011, as payroll tax cuts kicked in. The personal savings rate edged higher, ending February 2011, the last month for which data was available, at 5.8%.

News on the job front was increasingly positive. A good portion of the jobs added in March, April and May of 2010 were temporary, government-sponsored census positions, which began to unwind in June, July and August 2010. However, private sector payroll employment began to trend higher in the third quarter, massive layoffs declined and job growth turned solidly positive, with the addition of 444,000 new jobs in the first quarter of 2011.

Despite some glimmers of improvement early in 2010, the housing market remained troublesome throughout the period. Both new and existing home sales fell after a federal tax credit for new and repeat homebuyers expired. Distressed properties pressured prices and foreclosures continued—another drag on prices. The inventory of unsold homes ended the period higher than it started, at 8.9 and 8.6 months for new and existing homes, respectively, according to the National Association of Realtors and a joint release from the U.S. Census Bureau and the U.S. Department of Housing and Urban Development. The new year brought more disappointing news: Existing home sales fell in January 2011, after three months of sustained improvement. Tight credit and weak appraisals were cited as possible reasons for the decline.

Reports from the business side of the economy were generally positive. A key measure of the nation's manufacturing situation—the Institute for Supply Management's Index—took a somewhat surprising turn higher in the final months of the period. Technology spending rose 12% in 2010, according to the NPD Group, a national marketing research firm. Purchases of computers, networking and software returned to prerecession levels. Industrial production rose over the period, and manufacturing capacity utilized, per the report issued by the Fed—a key measure of the health of the manufacturing sector—also edged higher.

Bonds delivered modest returns

As the economy strengthened and interest rates edged higher, most bond sectors delivered modest returns. The Barclays Capital Aggregate Bond Index1 returned 5.12%. High-yield bonds

1The Barclays Capital Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs and total return performance of fixed-rate, publicly placed, dollar-denominated and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity.

2

Economic Update (continued) – Columbia Maryland Intermediate Municipal Bond Fund

led the fixed-income markets. For the 12 months covered by this report, the JPMorgan Developed BB High Yield Index2 returned 13.04% as default fears abated and investors grew more comfortable with risk. Despite rising yields in the second half of the period, the Treasury market was also positive. The Barclays Capital U.S. Treasury Index3 returned 4.53%. However, municipal bonds struggled in the second half of the period, as interest rates inched higher and issue supply surged ahead of the year-end expiration of the Build America Bonds program. The Barclays Capital Municipal Bond Index4 gained 1.63% for the period. Despite positive economic activity, the Fed kept a key short-term interest rate—the federal funds rate—close to zero, reflecting ongoing concerns about employment and the housing market.

Stocks moved higher despite summer 2010 decline

Against a strengthening economic backdrop, stock prices continued to rally despite a summer 2010 setback linked to a debt crisis brewing in Europe, which raised concerns among U.S. investors. These fears were short-lived and stocks regained their footing. In this environment, the S&P 500 Index5 returned 15.65% for the 12 months through March 31, 2011. Outside the United States, stock markets also delivered solid gains. The MSCI EAFE Index (Net),6 a broad gauge of stock market performance in foreign developed markets, returned 10.42% (in U.S. dollars) for the 12-month period, as concerns about the impact of a bailout for weak euro zone economies eased yet continued to restrain market performance. Emerging stock markets were strong. The MSCI Emerging Markets Index (Net)7 returned 18.46% (in U.S. dollars) for the 12-month period.

Past performance is no guarantee of future results.

2The JPMorgan Developed BB High Yield Index is an unmanaged index designed to mirror the investable universe of the U.S. dollar developed, BB-rated, high yield corporate debt market.

3The Barclays Capital U.S. Treasury Index includes public obligations of the U.S. Treasury. Treasury bills are excluded by the maturity constraint. In addition, certain special issues, such as state and local government series bonds (SLGs), as well as U.S. Treasury TIPS, are excluded. STRIPS are excluded from the index because their inclusion would result in double-counting.

4The Barclays Capital Municipal Bond Index is considered representative of the broad market for investment-grade, tax-exempt bonds with a maturity of at least one year.

5The Standard & Poor's (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization U.S. stocks.

6The Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index (Net) is a free float- adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. As of December 31, 2010, the MSCI EAFE Index (Net) consisted of the following 22 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

7The Morgan Stanley Capital International Emerging Markets (MSCI EM) Index (Net) is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. As of December 31, 2010, the MSCI EM Index (Net) consisted of the following 21 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand and Turkey.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

3

Performance Information – Columbia Maryland Intermediate Municipal Bond Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Performance of a $10,000 investment 04/01/01 – 03/31/11

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Maryland Intermediate Municipal Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Performance of a $10,000 investment 04/01/01 – 03/31/11 ($)

Sales charge:	without	with
Class A	13,652	13,208
Class B	12,683	12,683
Class C	12,665	12,665
Class Z	13,997	n/a

Average annual total return as of 03/31/11 (%)

Share class	A		B		C		Z
Inception	09/01/90		06/08/93		06/17/92		09/01/90
Sales charge	without	with	without	with	without	with	without
1-year	2.05	-1.23	1.30	-1.67	1.29	0.30	2.31
5-year	3.30	2.61	2.55	2.55	2.53	2.53	3.56
10-year	3.16	2.82	2.41	2.41	2.39	2.39	3.42

The "with sales charge" returns include the maximum initial sales charge of 3.25% for Class A shares and the applicable contingent deferred sales charge of 3.00% in the first year, declining to 1.00% in the fourth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by the Investment Manager and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

4

Understanding Your Expenses – Columbia Maryland Intermediate Municipal Bond Fund

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■  For shareholders who receive their account statements from Columbia Management Investment Services Corp., your account balance is available online at www.columbiamanagement.com or by calling Shareholder Services at 800.345.6611.

■  For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account may be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

10/01/10 – 03/31/11

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	970.70	1,020.94	3.93	4.03	0.80
Class B	1,000.00	1,000.00	967.20	1,017.20	7.60	7.80	1.55
Class C	1,000.00	1,000.00	967.00	1,017.20	7.60	7.80	1.55
Class Z	1,000.00	1,000.00	971.90	1,022.19	2.70	2.77	0.55

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the Investment Manager and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

5

Portfolio Manager's Report – Columbia Maryland Intermediate Municipal Bond Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Net asset value per share

as of 03/31/11 ($)

Class A	10.41
Class B	10.42
Class C	10.41
Class Z	10.41

Distributions declared per share

04/01/10 – 03/31/11 ($)

Class A	0.34
Class B	0.26
Class C	0.26
Class Z	0.37

A portion of the fund's income may be subject to the alternative minimum tax. The fund may at times purchase tax-exempt securities at a discount. Some, or all of this discount may be included in the fund's ordinary income and is taxable when distributed.

30-day SEC yields

as of 03/31/11 (%)

Class A	2.44
Class B	1.81
Class C	1.76
Class Z	2.78

The 30-day SEC yields reflect the fund's earning power, net of expenses, expressed as an annualized percentage of the public offering price per share at the end of the period.

Taxable-equivalent SEC yields

as of 03/31/11 (%)

Class A	4.01
Class B	2.97
Class C	2.89
Class Z	4.56

Taxable-equivalent SEC yields are based on the combined maximum effective 35.0% federal income tax rate and applicable state income tax rate. This tax rate does not reflect the phase out of exemptions or the reduction of the otherwise allowable deductions that occur when adjusted gross income exceeds certain levels. Your taxable-equivalent yield may be different depending on your tax bracket.

For the 12-month period that ended March 31, 2011, the fund's Class A shares returned 2.05% without sales charge. The Barclays Capital 3-15 Year Blend Municipal Bond Index, which is national in scope, gained 2.91%. The fund's return was higher than the 1.76% average return of funds in the Lipper Other States Intermediate Municipal Debt Funds Classification. The fund's return relative to its benchmark was constrained by its focus on Maryland bonds, which have the highest credit quality (AAA) and, therefore, a lower yield than bonds from many other states that are included in the Barclays index. Security selection among BBB rated credits aided results.

Favorable backdrop for Maryland municipal bonds

Maryland municipal bonds benefited as the state's economy and job growth showed signs of progress. Unemployment was 7.5% near period end, well below the national average. While private sector job growth was slow, the state continued to benefit from its proximity to government jobs in and around Washington, D.C. Maryland has maintained funding for job creation programs, but also taken steps to close its 2012 budget gap—with spending reductions in retirement, health care and education.

Positive contributions from credit, sector and maturity allocations

Certain credit quality decisions aided performance, including an underweight in AA3/AA rated bonds, whose weak returns were second only to those of BBB issues. The negative impact of the fund's overweight in BBB bonds was more than offset by strong issue selection in the group. In particular, BBB rated bonds backed by student housing developments at universities in the state did quite well. Overweights in health care, the best performing sector in the index, and housing also were helpful. Finally, an above-average stake in eight- to 12-year bonds made a positive contribution to return, as they were among the better performers in the intermediate range of maturities. An overweight in bonds with maturities under two years, whose low yields held back returns, detracted from performance. In addition, some of the fund's A-rated securities were weak performers, including bonds with 12- to 15-year maturities, which we added late in the year. They lagged as investors continued to sell longer-maturity municipals amid concerns that new issuance in the sector would increase after the year-end expiration of the federally subsidized Build America Bonds (BABs) Program, which tended to have longer maturities. The program provided qualifying municipalities with a less expensive way of financing infrastructure projects.

Changes to interest-rate positioning

The fund began the year with more interest-rate sensitivity than the benchmark. The more sensitive a bond is to interest rate changes, the more its price will fall as interest rates rise—or rise as interest rates fall. As the year progressed, we sold some longer-term issues—which tend to be more sensitive to interest rate changes—in order to bring the fund's positioning more in line with that of the benchmark. To pick up some yield and increase diversification, we reduced exposure to AAA securities and added AA and A issues. Finally, we trimmed investments in local general obligation (GO) bonds, which could be pressured by a slow recovery in local municipalities' tax bases, and increased exposure to revenue bonds in the electric, health care and housing sectors, which are backed by revenues from the projects they finance.

6

Portfolio Manager's Report (continued) – Columbia Maryland Intermediate Municipal Bond Fund

Slow recovery for Maryland's economy

We believe state municipal issues will benefit as the Maryland economy slowly continues to recover. We think the state is well positioned with exposure to the government sector as well as a highly educated workforce, which should allow it to take advantage of growth opportunities in science and technology. Housing, however, remains weak. As the economy eventually improves, we expect higher municipal bond prices. Although we do not anticipate that the Fed will raise short-term interest rates any time soon, we plan to take a more conservative approach going forward, lowering the fund's sensitivity to interest-rate risk. We also may increase exposure to shorter-maturity callable (or redeemable) bonds, which usually outperform similar maturity non-callable bonds when interest rates rise.

Portfolio characteristics and holdings are subject to change periodically and may not be representative of current characteristics and holdings. The outlook for the fund may differ from that presented for other Columbia Funds.

Tax-exempt investing offers current tax-exempt income, but it also involves special risks. The value of the fund will be affected by interest rate changes and the creditworthiness of issues held in the fund. When interest rates go up, bond prices generally drop and vice versa.

Interest income from certain tax-exempt bonds may be subject to certain state and local taxes and, if applicable, the alternative minimum tax. Capital gains are not exempt from income taxes.

Non-diversified investments increase the risk that a change in the value of any one investment held by the fund could affect the overall value of the fund more than it would affect that of a diversified fund holding a greater number of investments. Accordingly, the fund's value will likely be more volatile than the value of more diversified funds.

Single-state municipal bond funds pose additional risks due to limited geographical diversification.

Top 5 sectors

as of 03/31/11 (%)

Tax-Backed	42.8
Health Care	13.2
Housing	10.6
Utilities	10.4
Other	6.5

Quality breakdown

as of 03/31/11 (%)

AAA	37.1
AA	32.8
A	17.5
BBB	10.3
BB	0.7
Non-Rated	1.6

Maturity breakdown

as of 03/31/11 (%)

1-3 years	9.4
3-5 years	11.5
5-7 years	17.2
7-10 years	14.9
10-15 years	35.0
15-20 years	9.5
Net Cash & Equivalents	2.5

Ratings shown in the quality breakdown are assigned to individual bonds by taking the lower of the ratings available from one of the following nationally recognized rating agencies: Standard & Poor's or Moody's Investor Services. If a security is rated by only one of the two agencies, that rating is used. If a security is not rated by either of the two agencies, it is designated as Non-Rated. Ratings are relative and subjective and are not absolute standards of quality. The credit quality of the fund's investments does not remove market risk.

The fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

7

Investment Portfolio – Columbia Maryland Intermediate Municipal Bond Fund

March 31, 2011

Municipal Bonds – 97.2%
	Par ($)	Value ($)
Education – 5.8%
Education – 5.8%
MD Health & Higher Educational Facilities Authority
College of Notre Dame, Series 1998, Insured: NPFGC 4.600% 10/01/14	510,000	556,145
Johns Hopkins University, Series 2008, 5.000% 07/01/18	1,750,000	1,996,767
MD Industrial Development Financing Authority
American Center for Physics, Series 2001, GTY AGMT: American Institute of Physics 5.250% 12/15/15	1,000,000	1,031,560
MD University System of Maryland
Series 2006, 5.000% 10/01/15	2,000,000	2,292,700
Series 2009 D, 4.000% 04/01/22	1,060,000	1,085,387
MD Westminster Educational Facilities
McDaniel College, Inc., Series 2006, 5.000% 11/01/17	575,000	610,886
Education Total		7,573,445
Education Total		7,573,445
Health Care – 13.2%
Continuing Care Retirement – 4.3%
MD Baltimore County
Oak Crest Village, Inc., Series 2007 A, GTY AGMT: Oak Campus Partners LLC: 5.000% 01/01/22	1,045,000	1,022,825
5.000% 01/01/27	2,000,000	1,824,480
MD Gaithersburg
Series 2009, 6.000% 01/01/23	1,250,000	1,253,237
MD Health & Higher Educational Facilities Authority
King Farm Presbyterian Community, Series 2007 A, 5.250% 01/01/27	2,000,000	1,552,420
Continuing Care Retirement Total		5,652,962

	Par ($)	Value ($)
Hospitals – 8.9%
MD Baltimore County
Catholic Health Initiatives, Series 2006 A: 5.000% 09/01/16	1,000,000	1,127,510
5.000% 09/01/26	1,500,000	1,536,360
MD Health & Higher Educational Facilities Authority
Carroll Hospital Center, Inc., Series 2006, 4.500% 07/01/26	1,000,000	920,400
Johns Hopkins Health System, Series 2008, 5.000% 05/15/48 (05/15/15) (a)(b)	2,000,000	2,210,840
Peninsula Regional Medical Center, Series 2006, 5.000% 07/01/26	2,000,000	1,874,920
University of Maryland Medical System, Series 2010, 5.000% 07/01/20	1,000,000	1,027,820
Western Maryland Health System, Series 2006 A, Insured: NPFGC: 5.000% 07/01/13	1,280,000	1,364,211
5.000% 01/01/20	1,450,000	1,497,836
Hospitals Total		11,559,897
Health Care Total		17,212,859
Housing – 10.6%
Multi-Family – 6.5%
MD Economic Development Corp.
Collegiate Housing Foundation, Series 1999 A: 5.700% 06/01/12	685,000	687,589
6.000% 06/01/19	815,000	820,143
6.000% 06/01/30	1,850,000	1,716,800
Towson University, Series 2007 A, 5.250% 07/01/24	1,185,000	1,128,357
University of Maryland - Baltimore, Series 2006, Insured: SYNC 5.000% 07/01/20	600,000	579,690
University of Maryland - College Park, Series 2006, Insured: CIFG: 5.000% 06/01/17	1,000,000	1,041,000
5.000% 06/01/19	1,000,000	1,015,850

See Accompanying Notes to Financial Statements.

8

Columbia Maryland Intermediate Municipal Bond Fund

March 31, 2011

Municipal Bonds (continued)
	Par ($)	Value ($)
MD Montgomery County Housing Opportunities Commission
Series 2000 A, 6.100% 07/01/30	1,500,000	1,500,795
Multi-Family Total		8,490,224
Single-Family – 4.1%
MD Community Development Administration Department of Housing & Community Development
Series 1999 D, AMT, 5.375% 09/01/24	2,410,000	2,410,361
Series 2003, Insured: AGMC 4.400% 07/01/21	1,500,000	1,514,475
Series 2010 B, 5.125% 09/01/30	1,500,000	1,486,275
Single-Family Total		5,411,111
Housing Total		13,901,335
Other – 6.5%
Other – 4.1%
MD Montgomery County
Series 2009 A, 5.000% 04/01/22	2,055,000	2,226,408
MD Transportation Authority
Baltimore/Washington International Airport Parking, Series 2002 A, Insured: AMBAC 4.500% 03/01/15	3,000,000	3,090,960
Other Total		5,317,368
Pool/Bond Bank – 0.8%
MD Water Quality Financing Administration Revolving Loan Fund
Series 2008 A, 5.000% 03/01/23	1,000,000	1,087,820
Pool/Bond Bank Total		1,087,820
Refunded/Escrowed (c) – 1.6%
MD Baltimore
Series 1994 A, Escrowed to Maturity, 5.000% 07/01/24	1,400,000	1,581,342
MD Transportation Authority
Series 1978, Escrowed to Maturity, 6.800% 07/01/16	430,000	492,135
Refunded/Escrowed Total		2,073,477
Other Total		8,478,665

	Par ($)	Value ($)
Other Revenue – 2.1%
Hotels – 1.4%
MD Baltimore
Baltimore Hotel Corp., Series 2006 A, Insured: SYNC 5.250% 09/01/17	1,835,000	1,805,530
Hotels Total		1,805,530
Other Industrial Development Bonds – 0.7%
MD Economic Development Corp.
CNX Marine Terminals, Inc., Series 2010, GTY AGMT: Consol Energy, Inc. 5.750% 09/01/25	1,000,000	930,700
Other Industrial Development Bonds Total		930,700
Other Revenue Total		2,736,230
Resource Recovery – 0.8%
Disposal – 0.8%
MD Environmental Service
Mid-Shore II Regional Landfill, Series 2011, 5.000% 11/01/24	1,030,000	1,079,255
Disposal Total		1,079,255
Resource Recovery Total		1,079,255
Tax-Backed – 42.8%
Local Appropriated – 1.8%
MD Baltimore
Series 2010, 5.000% 10/01/17	2,100,000	2,348,997
Local Appropriated Total		2,348,997
Local General Obligations – 16.8%
MD Anne Arundel County
Series 2006: 5.000% 03/01/15	2,000,000	2,268,060
5.000% 03/01/18	3,300,000	3,693,657
MD Baltimore County
Series 2008, 5.000% 02/01/18	1,000,000	1,158,360
MD Baltimore
Series 2008 A, Insured: AGMC 5.000% 10/15/22	2,000,000	2,176,660

See Accompanying Notes to Financial Statements.

9

Columbia Maryland Intermediate Municipal Bond Fund

March 31, 2011

Municipal Bonds (continued)
	Par ($)	Value ($)
MD Frederick County
Series 2005, 5.000% 08/01/14	1,500,000	1,689,615
Series 2006: 5.250% 11/01/18	2,005,000	2,353,890
5.250% 11/01/21	2,500,000	2,919,050
MD Howard County
Series 2002 A, 5.250% 08/15/15	795,000	825,782
MD Montgomery County
Series 2001, 5.250% 10/01/14	1,000,000	1,034,320
Series 2005 A, 5.000% 07/01/16	1,500,000	1,734,510
MD Prince Georges County
Series 1999, Insured: AGMC 5.000% 10/01/12	65,000	65,570
Series 2001, Insured: NPFGC 5.250% 12/01/12	2,000,000	2,083,600
Local General Obligations Total		22,003,074
Special Non-Property Tax – 8.9%
MD Department of Transportation
Series 2002, 5.500% 02/01/14	5,000,000	5,620,650
Series 2008, 5.000% 02/15/22	3,125,000	3,397,844
Series 2009, 4.000% 06/15/21	1,495,000	1,547,743
VI Virgin Islands Public Finance Authority
Series 2010 A, 5.000% 10/01/17	1,000,000	1,072,410
Special Non-Property Tax Total		11,638,647
Special Property Tax – 1.9%
MD Frederick County
Series 2010 A, 5.000% 07/01/25	2,500,000	2,447,450
Special Property Tax Total		2,447,450
State Appropriated – 2.6%
MD Economic Development Corp.
Series 2010, 4.500% 06/01/22	2,675,000	2,856,285
NJ Transportation Trust Fund Authority
Series 2006 A, Insured: NPFGC 5.250% 12/15/19	500,000	528,835
State Appropriated Total		3,385,120

	Par ($)	Value ($)
State General Obligations – 10.8%
MD State
Series 2002 A, 5.500% 03/01/13	2,245,000	2,453,134
Series 2003, 5.250% 03/01/17	4,000,000	4,686,840
Series 2009, 5.000% 03/01/21	2,000,000	2,256,660
PR Commonwealth of Puerto Rico Public Buildings Authority
Series 2003 H, Insured: AMBAC 5.500% 07/01/18	2,000,000	2,055,740
PR Commonwealth of Puerto Rico
Series 2002 A, Insured: FGIC 5.500% 07/01/17	2,520,000	2,624,429
State General Obligations Total		14,076,803
Tax-Backed Total		55,900,091
Transportation – 5.0%
Toll Facilities – 2.5%
MD Transportation Authority
Series 2009, 5.000% 07/01/22	3,000,000	3,291,720
Toll Facilities Total		3,291,720
Transportation – 2.5%
DC District of Columbia Washington Metropolitan Area Transit Authority
Series 2009 A, 5.250% 07/01/23	3,000,000	3,218,610
Transportation Total		3,218,610
Transportation Total		6,510,330
Utilities – 10.4%
Investor Owned – 2.2%
MD Economic Development Corp.
Potomac Electric Power Co., Series 2009, 6.200% 09/01/22	2,500,000	2,828,850
Investor Owned Total		2,828,850
Municipal Electric – 1.5%
PR Commonwealth of Puerto Rico Electric Power Authority
Series 2010, 5.250% 07/01/25	1,985,000	1,901,253
Municipal Electric Total		1,901,253

See Accompanying Notes to Financial Statements.

10

Columbia Maryland Intermediate Municipal Bond Fund

March 31, 2011

Municipal Bonds (continued)
	Par ($)	Value ($)
Water & Sewer – 6.7%
MD Baltimore
Series 2006 C, Insured: AMBAC 5.000% 07/01/18	1,125,000	1,227,836
Series 2007 DC, Insured: AMBAC 5.000% 07/01/19	1,250,000	1,378,675
Series 2008 A, Insured: AGMC 5.000% 07/01/21	1,250,000	1,371,175
MD Washington Suburban Sanitation District
Series 2009, 4.000% 06/01/21	2,000,000	2,095,500
MD Water Quality Financing Administration Revolving Loan Fund
Bay Restoration Fund, Series 2008, 5.000% 03/01/21	2,500,000	2,711,750
Water & Sewer Total		8,784,936
Utilities Total		13,515,039
Total Municipal Bonds (cost of $124,085,270)		126,907,249
Investment Companies – 2.3%
	Shares
BofA Tax-Exempt Reserves, Capital Class (7 day yield of 0.110%) (d)	1,600,632	1,600,632
Dreyfus Tax-Exempt Cash Management Fund (7 day yield of 0.080%)	1,416,547	1,416,547
Total Investment Companies (cost of $3,017,179)		3,017,179
Total Investments – 99.5% (cost of $127,102,449) (e)		129,924,428
Other Assets & Liabilities, Net – 0.5%		636,494
Net Assets – 100.0%		130,560,922

Notes to Investment Portfolio:

(a)  The interest rate shown on floating rate or variable rate securities reflects the rate at March 31, 2011.

(b)  Parenthetical date represents the next interest rate reset date for the security.

(c)  The Fund has been informed that each issuer has placed direct obligations of the U.S. Government in an irrevocable trust, solely for the payment of principal and interest.

(d)  Investments in affiliates during the year ended March 31, 2011:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
BofA Tax-Exempt Reserves, Capital Class (7 day yield of 0.110%)	$2,037,000	$4,021,188	$4,886,000	$114	$—

  As of May 1, 2010, this company was no longer an affiliate of the fund. The above table reflects activity for the period from April 1, 2010 through April 30, 2010.

(e)  Cost for federal income tax purposes is $126,961,884.

  Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

  The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

  Fair value inputs are summarized in the three broad levels listed below:

• Level 1—Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

• Level 2—Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

• Level 3—Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

  Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

  Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

See Accompanying Notes to Financial Statements.

11

Columbia Maryland Intermediate Municipal Bond Fund

March 31, 2011

The following table is a summary of the inputs used to value the Fund's investments as of March 31, 2011:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Total Municipal Bonds	$—	$126,907,249	$—	$126,907,249
Total Investment Companies	3,017,179	—	—	3,017,179
Total Investments	$3,017,179	$126,907,249	$—	$129,924,428

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through its correlation to prices and information from market transactions for similar or identical assets.

There were no significant transfers of financial assets between Levels 1 and 2 during the period.

At March 31, 2011, the composition of the Fund by revenue source is as follows:

Holdings by Revenue Source (Unaudited)	% of Net Assets
Tax-Backed	42.8
Health Care	13.2
Housing	10.6
Utilities	10.4
Other	6.5
Education	5.8
Transportation	5.0
Other Revenue	2.1
Resource Recovery	0.8
97.2
Investment Companies	2.3
Other Assets & Liabilities, Net	0.5
100.0

Acronym	Name
AGMC	Assured Guaranty Municipal Corp.

AMBAC	Ambac Assurance Corp.

AMT	Alternative Minimum Tax

CIFG	CIFG Assurance North America, Inc.

FGIC	Financial Guaranty Insurance Co.

GTY AGMT	Guaranty Agreement

NPFGC	National Public Finance Guarantee Corp.

SYNC	Syncora Guarantee, Inc.

See Accompanying Notes to Financial Statements.

12

Statement of Assets and Liabilities – Columbia Maryland Intermediate Municipal Bond Fund
March 31, 2011

		($)
Assets	Investments, at identified cost	127,102,449
	Investments, at value	129,924,428
	Cash	992
	Receivable for:
	Fund shares sold	164,360
	Interest	1,447,779
	Expense reimbursement due from Investment Manager	59,209
	Prepaid expenses	259
	Total Assets	131,597,027
Liabilities	Payable for:
	Fund shares repurchased	423,272
	Distributions	356,067
	Investment advisory fee	45,491
	Administration fee	12,189
	Pricing and bookkeeping fees	6,823
	Transfer agent fee	40,640
	Trustees' fees	78,196
	Audit fee	26,800
	Legal fee	30,407
	Custody fee	2,127
	Distribution and service fees	8,615
	Chief compliance officer expenses	220
	Other liabilities	5,258
	Total Liabilities	1,036,105
	Net Assets	130,560,922
Net Assets Consist of	Paid-in capital	131,899,189
	Undistributed net investment income	165,047
	Accumulated net realized loss	(4,325,293)
	Net unrealized appreciation on investments	2,821,979
	Net Assets	130,560,922

See Accompanying Notes to Financial Statements.

13

Statement of Assets and Liabilities – Columbia Maryland Intermediate Municipal Bond Fund
March 31, 2011 (continued)

Class A	Net assets	$23,454,107
	Shares outstanding	2,252,749
	Net asset value per share	$10.41	(a)
	Maximum sales charge	3.25%
	Maximum offering price per share ($10.41/0.9675)	$10.76	(b)
Class B	Net assets	$370,631
	Shares outstanding	35,571
	Net asset value and offering price per share	$10.42	(a)
Class C	Net assets	$3,704,981
	Shares outstanding	355,820
	Net asset value and offering price per share	$10.41	(a)
Class Z	Net assets	$103,031,203
	Shares outstanding	9,893,774
	Net asset value, offering and redemption price per share	$10.41

(a)  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)  On sales of $100,000 or more the offering price is reduced.

See Accompanying Notes to Financial Statements.

14

Statement of Operations – Columbia Maryland Intermediate Municipal Bond Fund
For the Year Ended March 31, 2011

		($)
Investment Income	Interest	6,113,373
	Dividends	3,235
	Dividends from affiliates	114
	Total Investment Income	6,116,722
Expenses	Investment advisory fee	615,159
	Administration fee	169,618
	Distribution fee:
	Class B	4,496
	Class C	30,141
	Service fee:
	Class B	1,499
	Class C	10,047
	Distribution and service fees:
	Class A	66,263
	Transfer agent fee	98,101
	Pricing and bookkeeping fees	72,676
	Trustees' fees	31,461
	Custody fee	11,903
	Chief compliance officer expenses	1,143
	Other expenses	110,331
	Total Expenses	1,222,838
	Fees waived or expenses reimbursed by Investment Manager	(264,133)
	Expense reductions	(3)
	Net Expenses	958,702
	Net Investment Income	5,158,020
Net Realized and Unrealized Gain (Loss) on Investments	Net realized gain on investments	271,338
	Net change in unrealized appreciation (depreciation) on investments	(1,709,143)
	Net Loss	(1,437,805)
	Net Increase Resulting from Operations	3,720,215

See Accompanying Notes to Financial Statements.

15

Statement of Changes in Net Assets – Columbia Maryland Intermediate Municipal Bond Fund

		Year Ended March 31,
Increase (Decrease) in Net Assets		2011 ($)	2010 ($)
Operations	Net investment income	5,158,020	5,601,499
	Net realized gain (loss) on investments	271,338	(2,377,473)
	Net change in unrealized appreciation (depreciation) on investments	(1,709,143)	9,226,271
	Net increase resulting from operations	3,720,215	12,450,297
Distributions to Shareholders	From net investment income:
	Class A	(843,558)	(842,997)
	Class B	(14,545)	(39,020)
	Class C	(97,205)	(65,708)
	Class Z	(4,202,712)	(4,653,775)
	Total distributions to shareholders	(5,158,020)	(5,601,500)
	Net Capital Stock Transactions	(30,855,959)	1,451,169
	Total increase (decrease) in net assets	(32,293,764)	8,299,966
Net Assets	Beginning of period	162,854,686	154,554,720
	End of period	130,560,922	162,854,686
	Undistributed net investment income at end of period	165,047	222,956

See Accompanying Notes to Financial Statements.

16

Statement of Changes in Net Assets (continued) – Columbia Maryland Intermediate Municipal Bond Fund

	Capital Stock Activity
	Year Ended March 31, 2011		Year Ended March 31, 2010
	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	231,923	2,474,616	459,976	4,837,296
Distributions reinvested	35,693	381,387	61,434	644,916
Redemptions	(618,863)	(6,579,671)	(250,909)	(2,643,212)
Net increase (decrease)	(351,247)	(3,723,668)	270,501	2,839,000
Class B
Subscriptions	348	3,697	445	4,667
Distributions reinvested	654	6,984	2,372	24,864
Redemptions	(53,603)	(572,016)	(134,682)	(1,408,921)
Net decrease	(52,601)	(561,335)	(131,865)	(1,379,390)
Class C
Subscriptions	175,943	1,892,940	188,231	1,987,840
Distributions reinvested	5,851	62,325	5,148	54,083
Redemptions	(136,350)	(1,439,106)	(95,577)	(1,009,407)
Net increase	45,444	516,159	97,802	1,032,516
Class Z
Subscriptions	684,337	7,323,647	2,836,340	29,758,810
Distributions reinvested	16,832	179,322	17,904	187,830
Redemptions	(3,266,739)	(34,590,084)	(2,953,816)	(30,987,597)
Net decrease	(2,565,570)	(27,087,115)	(99,572)	(1,040,957)

See Accompanying Notes to Financial Statements.

17

Financial Highlights – Columbia Maryland Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class A Shares	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$10.53	$10.08	$10.44	$10.63	$10.57
Income from Investment Operations:
Net investment income (a)	0.34	0.34	0.38	0.39	0.40
Net realized and unrealized gain (loss) on investments and futures contracts	(0.12)	0.45	(0.36)	(0.19)	0.06
Total from investment operations	0.22	0.79	0.02	0.20	0.46
Less Distributions to Shareholders:
From net investment income	(0.34)	(0.34)	(0.38)	(0.39)	(0.40)
Net Asset Value, End of Period	$10.41	$10.53	$10.08	$10.44	$10.63
Total return (b)(c)	2.05%	7.93%	0.26%	1.96%	4.46%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (d)	0.80%	0.79%	0.75%	0.75%	0.75%
Interest expense	—	—	—	—	—	%(e)
Net expenses (d)	0.80%	0.79%	0.75%	0.75%	0.75%
Waiver/Reimbursement	0.17%	0.15%	0.15%	0.16%	0.17%
Net investment income (d)	3.18%	3.26%	3.76%	3.74%	3.81%
Portfolio turnover rate	11%	23%	11%	8%	20%
Net assets, end of period (000s)	$23,454	$27,423	$23,530	$24,405	$24,730

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(c)  Had the Investment Manager and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

(e)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

18

Financial Highlights – Columbia Maryland Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class B Shares	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$10.54	$10.09	$10.45	$10.64	$10.57
Income from Investment Operations:
Net investment income (a)	0.26	0.27	0.31	0.32	0.33
Net realized and unrealized gain (loss) on investments and futures contracts	(0.12)	0.45	(0.36)	(0.19)	0.06
Total from investment operations	0.14	0.72	(0.05)	0.13	0.39
Less Distributions to Shareholders:
From net investment income	(0.26)	(0.27)	(0.31)	(0.32)	(0.32)
Net Asset Value, End of Period	$10.42	$10.54	$10.09	$10.45	$10.64
Total return (b)(c)	1.30%	7.13%	(0.48)%	1.20%	3.78%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (d)	1.55%	1.54%	1.50%	1.50%	1.50%
Interest expense	—	—	—	—	—	%(e)
Net expenses (d)	1.55%	1.54%	1.50%	1.50%	1.50%
Waiver/Reimbursement	0.17%	0.15%	0.15%	0.16%	0.17%
Net investment income (d)	2.43%	2.56%	3.01%	3.00%	3.07%
Portfolio turnover rate	11%	23%	11%	8%	20%
Net assets, end of period (000s)	$371	$929	$2,220	$2,689	$4,159

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(c)  Had the Investment Manager and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

(e)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

19

Financial Highlights – Columbia Maryland Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class C Shares	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$10.53	$10.08	$10.44	$10.63	$10.57
Income from Investment Operations:
Net investment income (a)	0.26	0.26	0.31	0.32	0.32
Net realized and unrealized gain (loss) on investments and futures contracts	(0.12)	0.45	(0.36)	(0.19)	0.06
Total from investment operations	0.14	0.71	(0.05)	0.13	0.38
Less Distributions to Shareholders:
From net investment income	(0.26)	(0.26)	(0.31)	(0.32)	(0.32)
Net Asset Value, End of Period	$10.41	$10.53	$10.08	$10.44	$10.63
Total return (b)(c)	1.29%	7.12%	(0.49)%	1.20%	3.68%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (d)	1.55%	1.54%	1.50%	1.50%	1.50%
Interest expense	—	—	—	—	—	%(e)
Net expenses (d)	1.55%	1.54%	1.50%	1.50%	1.50%
Waiver/Reimbursement	0.17%	0.15%	0.15%	0.16%	0.17%
Net investment income (d)	2.42%	2.49%	3.02%	2.99%	3.06%
Portfolio turnover rate	11%	23%	11%	8%	20%
Net assets, end of period (000s)	$3,705	$3,269	$2,143	$1,597	$1,767

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(c)  Had the Investment Manager and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

(e)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

20

Financial Highlights – Columbia Maryland Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class Z Shares	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$10.53	$10.09	$10.44	$10.63	$10.57
Income from Investment Operations:
Net investment income (a)	0.36	0.37	0.41	0.42	0.43
Net realized and unrealized gain (loss) on investments and futures contracts	(0.11)	0.44	(0.35)	(0.19)	0.06
Total from investment operations	0.25	0.81	0.06	0.23	0.49
Less Distributions to Shareholders:
From net investment income	(0.37)	(0.37)	(0.41)	(0.42)	(0.43)
Net Asset Value, End of Period	$10.41	$10.53	$10.09	$10.44	$10.63
Total return (b)(c)	2.31%	8.09%	0.61%	2.21%	4.72%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (d)	0.55%	0.54%	0.50%	0.50%	0.50%
Interest expense	—	—	—	—	—	%(e)
Net expenses (d)	0.55%	0.54%	0.50%	0.50%	0.50%
Waiver/Reimbursement	0.17%	0.15%	0.15%	0.16%	0.17%
Net investment income (d)	3.43%	3.52%	4.01%	3.99%	4.06%
Portfolio turnover rate	11%	23%	11%	8%	20%
Net assets, end of period (000s)	$103,031	$131,234	$126,661	$135,506	$141,094

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested.

(c)  Had the Investment Manager and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

(e)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

21

Notes to Financial Statements – Columbia Maryland Intermediate Municipal Bond Fund
March 31, 2011

Note 1. Organization

Columbia Maryland Intermediate Municipal Bond Fund (the Fund), a series of Columbia Funds Series Trust (the Trust), is a non-diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust.

After the close of business on April 30, 2010, Ameriprise Financial, Inc. (Ameriprise Financial) acquired a portion of the asset management business of Columbia Management Group, LLC (the Transaction), including the business of managing the Fund. In connection with the closing of the Transaction (the Closing), RiverSource Investments, LLC, a wholly owned subsidiary of Ameriprise Financial, became the investment manager of the Fund and changed its name to Columbia Management Investment Advisers, LLC (the Investment Manager).

Investment Objective

The Fund seeks current income exempt from U.S. federal income tax and Maryland individual income tax, consistent with moderate fluctuation of principal.

Fund Shares

The Trust has unlimited authorized shares of beneficial interest. The Fund offers Class A, Class B, Class C and Class Z shares. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 3.25% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18 months after purchase.

The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of other funds within the Columbia Family of Funds. Class B shares are subject to a maximum CDSC of 3.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class Z shares are not subject to sales charges and are available only to certain investors, as described in the Fund's prospectus.

Note 2. Summary of Significant Accounting Policies

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Trust's Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Investments in other open-end investment companies are valued at net asset value.

Investments for which market quotations are not readily available, or that have quotations which the Investment Manager believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, the Investment Manager may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

22

Columbia Maryland Intermediate Municipal Bond Fund, March 31, 2011

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on the accrual basis. Market premium and discount are amortized and accreted, respectively, on all debt securities, unless otherwise noted. Original issue discount is accreted to interest income over the life of the security with a corresponding increase in the cost basis, if any.

Dividend income is recorded on the ex-date.

Expenses

General expenses of the Trust are allocated to the Fund and other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to a specific class of shares are charged to that share class. Expenses directly attributable to the Fund are charged to the Fund.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses which are charged directly to a share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis for purposes of determining the net asset value of each class. Income and expenses are allocated to each class based on the settled shares method, while realized and unrealized gains (losses) are allocated based on the relative net assets of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax exempt or taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fee

Under an Investment Management Services Agreement (IMSA), the Investment Manager determines which securities will be purchased, held or sold. The management fee is equal to a percentage of the Fund's average daily net assets that declines from 0.40% to 0.27% as the Fund's net assets increase.

Prior to the Closing, Columbia Management Advisors, LLC (Columbia), an indirect, wholly owned subsidiary of Bank of America Corporation (BOA), provided investment management services to the Fund under the same fee structure. The effective management fee rate for the year ended March 31, 2011, was 0.40% of the Fund's average daily net assets.

Administration Fee

Effective upon the Closing, the Investment Manager provides administration and accounting services to the Fund under an Administrative Services Agreement, including services previously performed under the Pricing and Bookkeeping Oversight and Services Agreement (the Services Agreement) as discussed in the Pricing and Bookkeeping Fees note below. The Fund pays an annual administration fee equal to 0.15% of the Fund's average daily net assets less the fees payable by the Fund as described under the Pricing and Bookkeeping Fees note below. Prior to the Closing, Columbia provided administrative services to the Fund at the same fee rates.

23

Columbia Maryland Intermediate Municipal Bond Fund, March 31, 2011

Pricing and Bookkeeping Fees

Prior to the Closing, the Fund entered into a Financial Reporting Services Agreement (the Financial Reporting Services Agreement) with State Street Bank and Trust Company (State Street) and Columbia pursuant to which State Street provides financial reporting services to the Fund. The Fund also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the State Street Agreements) with State Street and Columbia pursuant to which State Street provides accounting services to the Fund. Upon the Closing, Columbia assigned and delegated its rights and obligations under the State Street Agreements to the Investment Manager. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimburses State Street for certain out-of-pocket expenses and charges.

Also prior to the Closing, the Fund entered into the Services Agreement with Columbia. Under the Services Agreement, Columbia provided services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provided oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimbursed Columbia for out-of-pocket expenses and charges, including fees payable to third parties, such as for pricing the Fund's portfolio securities, incurred by Columbia in the performance of services under the Services Agreement. The Services Agreement was terminated upon the Closing. These services are now provided under the Administrative Services Agreement discussed above.

Transfer Agent Fee

In connection with the Closing, RiverSource Service Corporation, a wholly owned subsidiary of Ameriprise Financial, provides transfer agency services to the Fund under a Transfer Agency Agreement and changed its name to Columbia Management Investment Services Corp. (the Transfer Agent). The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Fund for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Fund that is a percentage of the average aggregate value of the Fund's shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of pocket fees). The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of -pocket expenses.

Prior to the Closing, Columbia Management Services, Inc., an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provided transfer agency services to the Fund and contracted with BFDS to serve as sub-transfer agent, under the same fee structure.

For the year ended March 31, 2011, the Fund's effective transfer agent fee rate for each class was 0.06% of the Fund's average daily net assets.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions on the Statement of Operations. For the year ended March 31, 2011, no minimum account balance fees were charged by the Fund.

Underwriting Discounts, Service and Distribution Fees

In connection with the Closing, RiverSource Fund Distributors, Inc., an indirect wholly owned subsidiary of Ameriprise Financial, provides distribution and shareholder services to the Fund and changed its name to Columbia Management Investment Distributors, Inc. (the Distributor). Pursuant to Rule 12b-1 under the 1940 Act, the Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

The Plans require the payment of a combined distribution and shareholder servicing fee for the Class A shares of the Fund. The Plans also require the payment of a monthly shareholder servicing fee and distribution fee for the Class B and Class C shares of the Fund. A substantial portion of the expenses incurred pursuant to these plans is paid to affiliates of the Distributor. The annual rates in

24

Columbia Maryland Intermediate Municipal Bond Fund, March 31, 2011

effect and plan limits, as a percentage of average daily net assets, are as follows:

	Current Rate	Plan Limit
Class A Combined Distribution and Shareholder Servicing Plan	0.25%	0.25%
Class B and Class C Shareholder Servicing Plans	0.25%	0.25%
Class B and Class C Distribution Plans	0.75%	0.75%

Prior to the Closing, Columbia Management Distributors, Inc., an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, was the principal underwriter of the Fund's shares. There were no changes to the underwriting discount structure of the Fund or the service or distribution fee rates paid by the Fund as a result of the Transaction.

Sales Charges

Sales charges, including front-end and CDSC's, received by the Distributor for distributing Fund shares were $2,973 for Class A, $1,999 for Class B and $437 for Class C shares for the year ended March 31, 2011.

Fee Waivers and Expense Reimbursements

The Investment Manager has voluntarily agreed to bear a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, do not exceed 0.55% of the Fund's average daily net assets on an annualized basis. The Investment Manager, in its discretion, may revise or discontinue this arrangement at any time. Prior to May 1, 2010, Columbia voluntarily reimbursed a portion of the Fund's expenses in the same manner.

The Investment Manager is entitled to recover from the Fund any fees waived and/or expenses reimbursed for a three year period following the date of such fee waiver and/or reimbursement under these arrangements if such recovery does not cause the Fund's expenses to exceed the expense limitations in effect at the time of recovery. Prior to May 1, 2010, Columbia was entitled to recover fees waived and/or expenses reimbursed from the Fund in the same manner.

At March 31, 2011, the amounts potentially recoverable pursuant to this arrangement were as follows:

Amount of potential recovery expiring March 31,			Total potential	Amount expired	Amount recovered during the year
2014	2013	2012	recovery	3/31/11	ended 3/31/11
$264,133	$249,129	$239,429	$752,691	$267,402	$—

Effective May 1, 2011, the Investment Manager has eliminated the fee recoupment provisions detailed above.

Fees Paid to Officers and Trustees

In connection with the Closing, all officers of the Fund are employees of the Investment Manager or its affiliates and, with the exception of the Fund's Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year. Prior to the Closing, all officers of the Fund were employees of Columbia or its affiliates and the Fund paid its pro-rata share of the expenses for the Chief Compliance Officer under the same fee structure.

Trustees are compensated for their services to the Fund, as set forth on the Statement of Operations. The Trust's eligible Trustees may participate in a non-qualified deferred compensation plan which may be terminated at any time. Any payments to plan participants are paid solely out of the Fund's assets. Income earned on the plan participant's deferral account is based on the rate of return of the eligible mutual funds selected by the participant or, if no funds are selected, on the rate of return of Columbia Money Market Fund (formerly known as RiverSource Cash Management Fund). Prior to the Closing, if no funds were selected, income earned on the plan

25

Columbia Maryland Intermediate Municipal Bond Fund, March 31, 2011

participant's deferral account was based on the rate of return of BofA Treasury Reserves. Trustees' fees deferred during the current period as well as any gains or losses on the trustees' deferred compensation balances as a result of market fluctuations are included in "Trustees' fees" on the Statement of Operations. Liabilities under the deferred compensation plan are included in "Trustees' fees" on the Statement of Assets and Liabilities.

Other

Prior to the Closing, the Fund made daily investments of cash balances in BofA Tax-Exempt Reserves, formerly an affiliated open-ended investment company of Columbia, pursuant to an exemptive order received from the Securities and Exchange Commission. The income earned prior to the Closing by the Fund from such investments is included as Dividends from affiliates on the Statement of Operations. As an investing Fund, the Fund was indirectly allocated its proportionate share of the expenses of BofA Tax-Exempt Reserves.

Note 4. Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as part of expense reductions on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement. For the year ended March 31, 2011, these custody credits reduced total expenses by $3 for the Fund.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated $16,401,008 and $44,271,593, respectively, for the year ended March 31, 2011.

Note 6. Shareholder Concentration

As of March 31, 2011, two shareholder accounts owned 88.9% of the outstanding shares of the Fund. Purchase and redemption activity of these accounts may have a significant effect on the operations of the Fund.

Note 7. Line of Credit

Prior to March 28, 2011, the Fund and other affiliated funds participated in a $280,000,000 committed, unsecured revolving line of credit provided by State Street. Effective March 28, 2011, the commitment was reduced to $225,000,000. The maximum amount that may be borrowed by any fund is limited to the lesser of $200,000,000 and the Fund's borrowing limit set forth in the Fund's registration statement. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Effective October 14, 2010, interest is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 1.25% or the overnight LIBOR Rate plus 1.25%. In addition, a commitment fee of 0.125% per annum is accrued and apportioned among the participating funds pro rata based on their relative net assets.

Prior to October 14, 2010, interest was charged to each participating fund at the same rates. In addition, a commitment fee of 0.15% per annum was accrued and apportioned among the participating funds pro rata based on their relative net assets.

For the year ended March 31, 2011, the Fund did not borrow under these arrangements.

Note 8. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended March 31, 2011, permanent book and tax basis differences resulting primarily from differing treatments for market discount adjustments and expired capital loss carryforwards were identified and reclassified among the components of the Fund's net assets as follows:

Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-In Capital
$(57,909)	$218,785	$(160,876)

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

26

Columbia Maryland Intermediate Municipal Bond Fund, March 31, 2011

The tax character of distributions paid during the years ended March 31, 2011 and March 31, 2010 was as follows:

	March 31,
Distributions paid from:	2011	2010
Tax-Exempt Income	$5,135,836	$5,494,650
Ordinary Income*	22,184	106,849

*  For tax purposes short-term capital gain distributions, if any, are considered ordinary income distributions.

As of March 31, 2011, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Appreciation*
$380,549	$—	$2,962,544

*  The differences between book-basis and tax-basis net unrealized appreciation are primarily due to market discount accretion on debt securities.

Unrealized appreciation and depreciation at March 31, 2011, based on cost of investments for federal income tax purposes were:

Unrealized appreciation	$4,794,809
Unrealized depreciation	(1,832,265)
Net unrealized appreciation	$2,962,544

The following capital loss carryforwards may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Capital Loss Carryforwards
2013	$828,332
2014	901,428
2015	271,557
2017	511
2018	2,323,465
Total	$4,325,293

Capital loss carryforwards of $260,911 were utilized and capital loss carryforwards of $160,876 expired during the year ended March 31, 2011. Expired capital loss carryforwards are recorded as a reduction of paid in capital.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 9. Significant Risks and Contingencies

Sector Focus Risk

The Fund may focus its investments in certain sectors, subjecting it to greater risk than a fund that is less focused.

Non-Diversified Risk

The Fund is a non-diversified fund, which generally means that it may invest a greater percentage of its total assets in the securities of fewer issuers than a "diversified" fund. This increases the risk that a change in the value of any one investment held by the Fund could affect the overall value of the Fund more than it would affect that of a diversified fund holding a greater number of investments. Accordingly, the Fund's value will likely be more volatile than the value of more diversified funds. The Fund may not operate as a non-diversified fund at all times.

Geographic Concentration Risk

Securities issued by a particular state and its instrumentalities are subject to the risk of unfavorable developments in such state. The value of Fund shares may be more volatile than the value of shares of funds that invest in municipal securities of issuers in more than one state, as unfavorable developments have the potential to impact more significantly the Fund than funds that invest in municipal securities of many different states. A municipal security can be significantly affected by adverse tax, legislative, demographic or political changes as well as changes in the state's financial or economic condition and prospects.

The Fund's municipal holdings may include obligations of issuers that rely in whole or in part for payment of interest and principal on state specific revenues, real property taxes, revenues from particular institutions, such as healthcare institutions, or obligations secured by mortgages on real property. Consequently, the impact of changes in state law or regulations or the economic conditions in a particular state should be considered. The ability of issuers of debt securities

27

Columbia Maryland Intermediate Municipal Bond Fund, March 31, 2011

held by the Fund to meet their obligations may be affected by economic developments in a specific industry or region.

Tax Development Risk

The Fund purchases municipal securities whose interest, in the opinion of bond counsel, is free from federal income tax. There is no assurance that the Internal Revenue Service (IRS) will agree with this opinion. In the event the IRS determines that an issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued. As a shareholder of the Fund, you may be required to file an amended tax return as a result.

Note 10. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted below, there were no items requiring adjustment of the financial statements or additional disclosure.

In August 2010, the Board of Trustees of the Trust approved an Agreement and Plan of Reorganization (the Agreement and Plan) to merge (the Reorganization) the Fund into Columbia Intermediate Municipal Bond Fund (the Acquiring Fund). Fund shareholders approved the Agreement and Plan providing for the Reorganization at a Joint Special Meeting of Shareholders held on February 15, 2011. After further consideration in light of changed circumstances, the Board of Trustees of the Trust and the Board of Trustees of Columbia Funds Series Trust I, of which the Acquiring Fund is a series, determined that the termination of the Agreement and Plan with respect to the Reorganization was in the best interests of shareholders of the Fund and shareholders of the Acquiring Fund, respectively, and pursuant to the terms of the Agreement and Plan mutually agreed to terminate the Agreement and Plan with respect to the Reorganization. As a result, the Reorganization will not occur.

Effective May 16, 2011, the line of credit commitment with State Street was reduced to $150,000,000, and the maximum amount that may be borrowed by any fund was limited to the lesser of $120,000,000 and the Fund's borrowing limit set forth in the Fund's registration statement.

Note 11. Information Regarding Pending and Settled Legal Proceedings

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit's decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On December 9, 2010, the District Court reinstated its July 9, 2007 summary judgment order in favor of the defendants. On January 10, 2011, plaintiffs filed a notice of appeal with the Eighth Circuit.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain

28

Columbia Maryland Intermediate Municipal Bond Fund, March 31, 2011

an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

29

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust and the Shareholders of Columbia Maryland Intermediate Municipal Bond Fund

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Maryland Intermediate Municipal Bond Fund (the "Fund") (a series of Columbia Funds Series Trust) at March 31, 2011, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
May 20, 2011

30

Federal Income Tax Information (Unaudited) – Columbia Maryland Intermediate Municipal Bond Fund

For the fiscal year ended March 31, 2011, 99.57% of the distributions from net investment income of the Fund qualifies as exempt interest dividends for federal income tax purposes. A portion of the income may be subject to federal alternative minimum tax.

The Fund will notify shareholders in January 2012 of amounts for use in preparing 2011 income tax returns.

31

Fund Governance

The Trustees serve terms of indefinite duration. The names, addresses and birth years of the Trustees and Officers of the Funds in the Columbia Funds Series Trust, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Series Trust.

Independent Trustees

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in the Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Edward J. Boudreau, Jr. (Born 1944)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2005)	Managing Director—E.J. Boudreau & Associates (consulting), from 2000 through current; oversees 41; Trustee—BofA Funds Series Trust.

William P. Carmichael (Born 1943)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1999)	Retired; oversees 41; Director—Cobra Electronics Corporation (electronic equipment manufacturer); Director—McMoRan Exploration Company (oil and gas exploration and development); Director—The Finish Line (athletic shoes and apparel); Trustee—BofA Funds Series Trust.

William A. Hawkins (Born 1942)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2005)	Managing Director—Overton Partners (financial consulting), August 2010 to present; President and Chief Executive Officer—California General Bank, N.A., from January 2008 through August 2010; oversees 41; Trustee—BofA Funds Series Trust.

R. Glenn Hilliard (Born 1943)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2005)	Chairman and Chief Executive Officer—Hilliard Group LLC (investing and consulting), from April 2003 through current; oversees 41; Trustee—BofA Funds Series Trust.

John J. Nagorniak (Born 1944)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2008)	Retired; President and Director—Foxstone Financial, Inc. (consulting), 2000 through December 2007; Director—Mellon Financial Corporation affiliates (investing), 2000 through 2007; Chairman—Franklin Portfolio Associates (investing—Mellon affiliate), 1982 through 2007; oversees 41; Director—MIT Investment Company; Trustee—MIT 401k Plan; Trustee—Research Foundation of CFA Institute; Trustee—BofA Funds Series Trust.

32

Fund Governance (continued)

Independent Trustees (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in the Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Minor M. Shaw (Born 1947)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2003)	President—Micco Corporation and Mickel Investment Group; oversees 41; Board Member—Piedmont Natural Gas; Trustee—BofA Funds Series Trust.

Interested Trustee

Anthony M. Santomero[1] (Born 1946)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2008)	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, from 2002 through current; Senior Advisor—McKinsey & Company (consulting), July 2006 through January 2008; President and Chief Executive Officer—Federal Reserve Bank of Philadelphia, July 2000 through April 2006; oversees 41; Director—Renaissance Reinsurance Ltd; Trustee—Penn Mutual Life Insurance Company; Director—Citigroup, Inc.; Director—Citibank, N.A.; Trustee—BofA Funds Series Trust.

1  Dr. Santomero is currently deemed by the Columbia Funds to be an "interested person" (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup, Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Columbia Funds or other funds or accounts advised/managed by Columbia Management Investment Advisers, LLC.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 800-345-6611.

Officers

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
J. Kevin Connaughton (Born 1964)

225 Franklin Street Boston, MA 02110 President (since 2009)	Senior Vice President and General Manager—Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds, since 2009, and RiverSource Funds, since May 2010 (previously Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009, Treasurer, Columbia Funds, from October 2003 to May 2008, and senior officer of various other affiliated funds since 2000); Managing Director, Columbia Management Advisors, LLC from December 2004 to April 2010.

Michael G. Clarke (Born 1969)

225 Franklin Street Boston, MA 02110 Treasurer (since 2011) and Chief Financial Officer (since 2009)	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

33

Fund Governance (continued)

Officers (continued)

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
Scott R. Plummer (Born 1959)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President and Chief Legal Officer (since 2010)	Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel—Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel—Asset Management, from 2005 to April 2010, and Vice President—Asset Management Compliance from 2004 to 2005); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; Vice President, General Counsel and Secretary, RiverSource Funds, since December 2006; Senior Vice President, Secretary and Chief Legal Officer, Columbia Funds, since May 2010.

Linda J. Wondrack (Born 1964)

225 Franklin Street Boston, MA 02110 Senior Vice President and Chief Compliance Officer (since 2007)	Vice President and Chief Compliance Officer, Columbia Management Investment Advisers, LLC since May 2010; Chief Compliance Officer, Columbia Funds, since 2007, and RiverSource Funds, since May 2010; Director (Columbia Management Group, LLC and Investment Product Group Compliance), Bank of America, from June 2005 to April 2010.

William F. Truscott (Born 1960)

53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2010)	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010 (previously President, Chairman of the Board and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President—U.S. Asset Management and Chief Investment Officer from 2005 to April 2010, and Senior Vice President—Chief Investment Officer, from 2001 to 2005); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director, Columbia Management Investment Distributors, Inc. since May 2010 (previously Chairman of the Board and Chief Executive Officer from 2008 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006.

Colin Moore (Born 1958)

225 Franklin Street Boston, MA 02110 Senior Vice President (since 2010)	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer of Columbia Management Advisors, LLC from 2007 to April 2010; Head of Equities, Columbia Management Advisors, LLC from 2002 to 2007.

Michael A. Jones (Born 1959)

225 Franklin Street Boston, MA 02110 Senior Vice President (since 2010)	President and Director, Columbia Management Investment Advisers, LLC since May 2010; President and Director, Columbia Management Investment Distributors, Inc. since May 2010; Manager, Chairman, Chief Executive Officer and President, Columbia Management Advisors, LLC from 2007 to April 2010; Chief Executive Officer, President and Director, Columbia Management Distributors, Inc. from November 2006 to April 2010; previously, co-president and senior managing director at Robeco Investment Management.

34

Fund Governance (continued)

Officers (continued)

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
Christopher O. Petersen (Born 1970)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Secretary (since 2011)	Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel from April 2004 to January 2010); Assistant Secretary of RiverSource Funds since January 2007.

Amy Johnson (Born 1965)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President (since 2010)	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, from 2009 until April 2010, Vice President—Asset Management and Trust Company Services, from 2006 to 2009, and Vice President—Operations and Compliance from 2004 to 2006).

Joseph F. DiMaria (Born 1968)

225 Franklin Street Boston, MA 02110 Vice President (since 2011) and Chief Accounting Officer (since 2008)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC from January 2006 to April 2010; Head of Tax/Compliance and Assistant Treasurer, Columbia Management Advisors, LLC, from November 2004 to December 2005.

Paul B. Goucher (Born 1968)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Treasurer (since 2010)	Vice President and Chief Counsel of Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel from November 2008 to January 2010); Director, Managing Director and General Counsel of J. & W. Seligman & Co. Incorporated (Seligman) from July 2008 to November 2008 and Managing Director and Associate General Counsel of Seligman from January 2005 to July 2008.

Michael E. DeFao (Born 1968)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Treasurer (since 2011)	Vice President and Chief Counsel, Ameriprise Financial since May 2010; Associate General Counsel Bank of America from June 2005 to April 2010.

Stephen T. Welsh (Born 1957)

225 Franklin Street Boston, MA 02110 Vice President (since 2006)	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc. from July 2004 to April 2010; Managing Director, Columbia Management Distributors, Inc. from August 2007 to April 2010.

35

Shareholder Meeting Results

At a Joint Special Meeting of Shareholders held on February 15, 2011, shareholders of the Fund considered the proposals described below.

Proposal 1. Shareholders of the Fund approved an Agreement and Plan of Reorganization pursuant to which the Fund will transfer its assets to Columbia Intermediate Municipal Bond Fund (the "Buying Fund") in exchange for shares of the Buying Fund and the assumption by the Buying Fund of all of the liabilities of the Fund, as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
10,933,445	85,082	2,652	735,935

Proposal 2. Shareholders of Columbia Funds Series Trust elected each of the nominees for trustees to the Board of Trustees of Columbia Funds Series Trust, each to hold office for an indefinite term, as follows:

Trustee	Votes For	Votes Withheld	Abstentions
Kathleen Blatz	2,145,636,122	248,012,438	0
Edward J. Boudreau, Jr.	2,145,430,114	248,218,446	0
Pamela G. Carlton	2,145,515,949	248,132,612	0
William P. Carmichael	2,145,038,695	248,609,866	0
Patricia M. Flynn	2,145,843,563	247,804,997	0
William A. Hawkins	2,145,359,401	248,289,160	0
R. Glenn Hilliard	2,145,079,400	248,569,161	0
Stephen R. Lewis, Jr.	2,145,092,209	248,556,351	0
John F. Maher	2,145,621,338	248,027,223	0
John J. Nagorniak	2,145,337,494	248,311,067	0
Catherine James Paglia	2,145,615,254	248,033,306	0
Leroy C. Richie	2,145,042,120	248,606,441	0
Anthony M. Santomero	2,145,088,174	248,560,386	0
Minor M. Shaw	2,145,430,762	248,217,798	0
Alison Taunton-Rigby	2,145,393,384	248,255,177	0
William F. Truscott	2,144,907,223	248,741,338	0

36

Important Information About This Report

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of Columbia Maryland Intermediate Municipal Bond Fund.

A description of the policies and procedures that the fund uses to determine how to vote proxies and a copy of the fund's voting records are available (i) at www.columbiamanagement.com, (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
1-800-345-6611

Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Investment Manager

Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110

37

PRSRT STD
U.S. Postage
PAID
Holliston, MA
Permit NO. 20

Columbia Maryland Intermediate Municipal Bond Fund
P. O. Box 8081
Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit columbiamanagement.com. Read the prospectus carefully before investing. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2011 Columbia Management Investment Advisers, LLC. All rights reserved.

C-1091 A (05/11)

Columbia North Carolina Intermediate Municipal Bond Fund

Annual Report for the Period Ended March 31, 2011

Not FDIC insured • No bank guarantee • May lose value

Fund Profile	1

Economic Update	2

Performance Information	4

Understanding Your Expenses	5

Portfolio Manager's Report	6

Investment Portfolio	8

Statement of Assets and Liabilities	14

Statement of Operations	15

Statement of Changes in Net Assets	16

Financial Highlights	18

Notes to Financial Statements	22

Report of Independent Registered Public Accounting Firm	30

Fund Governance	32

Shareholder Meeting Results	36

Important Information About This Report	37

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

President's Message

Dear Shareholder:

The Columbia Management story began over 100 years ago, and today, we are one of the nation's largest dedicated asset managers. The recent acquisition by Ameriprise Financial, Inc. brings together the talents, resources and capabilities of Columbia Management with those of RiverSource Investments, Threadneedle (acquired by Ameriprise in 2003) and Seligman Investments (acquired by Ameriprise in 2008) to build a best-in-class asset management business that we believe is truly greater than its parts.

RiverSource Investments traces its roots to 1894 when its then newly-founded predecessor, Investors Syndicate, offered a face-amount savings certificate that gave small investors the opportunity to build a safe and secure fund for retirement, education or other special needs. A mutual fund pioneer, Investors Syndicate launched Investors Mutual Fund in 1940. In the decades that followed, its mutual fund products and services lineup grew to include a full spectrum of styles and specialties. More than 110 years later, RiverSource continues to be a trusted financial products leader.

Threadneedle, a leader in global asset management and one of Europe's largest asset managers, offers sophisticated international experience from a dedicated U.K. management team. Headquartered in London, it is named for Threadneedle Street in the heart of the city's financial district, where British investors pioneered international and global investing. Threadneedle was acquired in 2003 and today operates as an affiliate of Columbia Management.

Seligman Investments' beginnings date back to the establishment of the investment firm J. & W. Seligman & Co. in 1864. In the years that followed, Seligman played a major role in the geographical expansion and industrial development of the United States. In 1874, President Ulysses S. Grant named Seligman as fiscal agent for the U.S. Navy—an appointment that would last through World War I. Seligman helped finance the westward path of the railroads and the building of the Panama Canal. The firm organized its first investment company in 1929 and began managing its first mutual fund in 1930. In 2008, J. & W. Seligman & Co. Incorporated was acquired and Seligman Investments became an offering brand of RiverSource Investments, LLC.

We are proud of the rich and distinctive history of these firms, the strength and breadth of products and services they offer, and the combined cultures of pioneering spirit and forward thinking. Together we are committed to providing more for our shareholders than ever before.

> A singular focus on our shareholders
Our business is asset management, so investors are our first priority. We dedicate our resources to identifying timely investment opportunities and provide a comprehensive choice of equity, fixed-income and alternative investments to help meet your individual needs.

> First-class research and thought leadership
We are dedicated to helping you take advantage of today's opportunities and anticipate tomorrow's. We stay abreast of the latest investment trends and ideas, using our collective insight to evaluate events and transform them into solutions you can use.
> A disciplined investment approach
We aren't distracted by passing fads. Our teams adhere to a rigorous investment process that helps ensure the integrity of our products and enables you and your financial advisor to match our solutions to your objectives with confidence.

When you choose Columbia Management, you can be confident that we will take the time to understand your needs and help you and your financial advisor identify the solutions that are right for you. Because at Columbia Management, we don't consider ourselves successful unless you are.

Sincerely,

J. Kevin Connaughton
President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit www.columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2011 Columbia Management Investment Advisers, LLC. All rights reserved.

Fund Profile – Columbia North Carolina Intermediate Municipal Bond Fund

Summary

■  For the 12-month period that ended March 31, 2011, the fund's Class A shares returned 2.61% without sales charge.

■  The fund's return was modestly less than the return of its benchmark, the Barclays Capital 3-15 Year Blend Municipal Bond Index1, and higher than the average return of funds in its peer group, the Lipper Other States Intermediate Municipal Debt Funds Classification.2

■  North Carolina's high credit quality translated into lower yields, hampering results versus the Barclays index, which is national in scope. However, sector allocations and strong issue selection in certain sectors aided results.

Portfolio Management

James M. D'Arcy has managed the fund since 2010. From 1999 until joining the Investment Manager in May 2010, Mr. D'Arcy was associated with the fund's previous investment adviser as an investment professional.

1The Barclays Capital 3-15 Year Blend Municipal Bond Index tracks the performance of municipal bonds issued after December 31, 1990 with remaining maturities between 2 and 17 years and at least $7 million in principal amount outstanding.

2Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Summary

1-year return as of 03/31/11

+2.61%

Class A shares (without sales charge)

+2.91%

Barclays Capital 3-15 Year Blend Municipal Bond Index

1

Economic Update – Columbia North Carolina Intermediate Municipal Bond Fund

Summary

For the 12-month period that ended March 31, 2011

■   Strengthening economic growth and rising interest rates kept a lid on most bond market sectors. The Barclays Capital Aggregate Bond Index delivered modest results. However, high-yield bonds were strong performers, as measured by the JPMorgan Developed BB High Yield Index.

Barclays Aggregate Index	JPMorgan Index

■   The U.S. stock market, as measured by the S&P 500 Index, delivered solid returns, despite a summer 2010 correction. Foreign stock market returns were also positive, as measured by the MSCI EAFE Index (Net).

S&P Index	MSCI Index

The U.S. economy continued to expand at a solid but uneven pace over the past 12 months, as measured by gross domestic product (GDP). Although lackluster second quarter 2010 GDP growth raised fears that the economy was losing steam and might lapse back into recession, the pace picked up in the third quarter of 2010, inspiring confidence among consumers, businesses and investors. GDP expanded by 2.6% in the third quarter and 3.1% in the fourth quarter. With the Federal Reserve Board (the Fed) providing additional monetary stimulus to shore up economic growth and the extension of key tax cuts for the next two years, expectations are for continued growth in 2011. However, early estimates of first quarter 2011 growth place it just under 2.0%, a disappointment after two strong quarters and a pick-up in employment.

Consumer spending on cars, clothing and other goods generally trended higher during the 12-month period, accelerating in the fourth quarter of 2010. Holiday spending rose 5.5% between November 5, 2010 and December 24, 2010, in all retail categories, excluding automobiles, compared with the same period in 2009, according to MasterCard Advisors' SpendingPulse, which tracks spending on all transactions including cash. Personal income surged in January 2011, as payroll tax cuts kicked in. The personal savings rate edged higher, ending February 2011, the last month for which data was available, at 5.8%.

News on the job front was increasingly positive. A good portion of the jobs added in March, April and May of 2010 were temporary, government-sponsored census positions, which began to unwind in June, July and August 2010. However, private sector payroll employment began to trend higher in the third quarter, massive layoffs declined and job growth turned solidly positive, with the addition of 444,000 new jobs in the first quarter of 2011.

Despite some glimmers of improvement early in 2010, the housing market remained troublesome throughout the period. Both new and existing home sales fell after a federal tax credit for new and repeat homebuyers expired. Distressed properties pressured prices and foreclosures continued—another drag on prices. The inventory of unsold homes ended the period higher than it started, at 8.9 and 8.6 months for new and existing homes, respectively, according to the National Association of Realtors and a joint release from the U.S. Census Bureau and the U.S. Department of Housing and Urban Development. The new year brought more disappointing news: Existing home sales fell in January 2011 after three months of sustained improvement. Tight credit and weak appraisals were cited as possible reasons for the decline.

Reports from the business side of the economy were generally positive. A key measure of the nation's manufacturing situation—the Institute for Supply Management's Index—took a somewhat surprising turn higher in the final months of the period. Technology spending rose 12% in 2010, according to the NPD Group, a national marketing research firm. Purchases of computers, networking and software returned to prerecession levels. Industrial production rose over the period, and manufacturing capacity utilized, per the report issued by the Fed—a key measure of the health of the manufacturing sector—also edged higher.

Bonds delivered modest returns

As the economy strengthened and interest rates edged higher, most bond sectors delivered modest returns. The Barclays Capital Aggregate Bond Index1 returned 5.12%. High-yield bonds led the fixed-income markets. For the 12 months covered by this report, the JPMorgan Developed BB High Yield Index2 returned 13.04% as default fears abated and investors grew

2

Economic Update (continued) – Columbia North Carolina Intermediate Municipal Bond Fund

more comfortable with risk. Despite rising yields in the second half of the period, the Treasury market was also positive. The Barclays Capital U.S. Treasury Index3 returned 4.53%. However, municipal bonds struggled in the second half of the period, as interest rates inched higher and issue supply surged ahead of the year-end expiration of the Build America Bonds program. The Barclays Capital Municipal Bond Index4 gained 1.63% for the period. Despite positive economic activity, the Fed kept a key short-term interest rate—the federal funds rate—close to zero, reflecting ongoing concerns about employment and the housing market.

Stocks moved higher despite summer 2010 decline

Against a strengthening economic backdrop, stock prices continued to rally despite a summer 2010 setback linked to a debt crisis brewing in Europe, which raised concerns among U.S. investors. These fears were short-lived and stocks regained their footing. In this environment, the S&P 500 Index5 returned 15.65% for the 12 months through March 31, 2011. Outside the United States, stock markets also delivered solid gains. The MSCI EAFE Index (Net),6 a broad gauge of stock market performance in foreign developed markets, returned 10.42% (in U.S. dollars) for the 12-month period, as concerns about the impact of a bailout for weak euro zone economies eased yet continued to restrain market performance. Emerging stock markets were strong. The MSCI Emerging Markets Index (Net)7 returned 18.46% (in U.S. dollars) for the 12-month period.

Past performance is no guarantee of future results.

1The Barclays Capital Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs and total return performance of fixed-rate, publicly placed, dollar-denominated and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity.

2The JPMorgan Developed BB High Yield Index is an unmanaged index designed to mirror the investable universe of the U.S. dollar developed, BB-rated, high yield corporate debt market.

3The Barclays Capital U.S. Treasury Index includes public obligations of the U.S. Treasury. Treasury bills are excluded by the maturity constraint. In addition, certain special issues, such as state and local government series bonds (SLGs), as well as U.S. Treasury TIPS, are excluded. STRIPS are excluded from the index because their inclusion would result in double-counting.

4The Barclays Capital Municipal Bond Index is considered representative of the broad market for investment-grade, tax-exempt bonds with a maturity of at least one year.

5The Standard & Poor's (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization U.S. stocks.

6The Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index (Net) is a free float- adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. As of December 31, 2010, the MSCI EAFE Index (Net) consisted of the following 22 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

7The Morgan Stanley Capital International Emerging Markets (MSCI EM) Index (Net) is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. As of December 31, 2010, the MSCI EM Index (Net) consisted of the following 21 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand and Turkey.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

3

Performance Information – Columbia North Carolina Intermediate Municipal Bond Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Performance of a $10,000 investment 04/01/01 – 03/31/11

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia North Carolina Intermediate Municipal Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Performance of a $10,000 investment 04/01/01 – 03/31/11 ($)

Sales charge	without	with
Class A	13,996	13,535
Class B	12,990	12,990
Class C	12,981	12,981
Class Z	14,336	n/a

Average annual total return as of 03/31/11 (%)

Share class	A		B		C		Z
Inception	12/14/92		06/07/93		12/16/92		12/11/92
Sales charge	without	with	without	with	without	with	without
1-year	2.61	–0.71	1.85	–1.14	1.84	0.85	2.76
5-year	3.15	2.47	2.40	2.40	2.38	2.38	3.41
10-year	3.42	3.07	2.65	2.65	2.64	2.64	3.67

The "with sales charge" returns include the maximum initial sales charge of 3.25% for Class A shares and the applicable contingent deferred sales charge of 3.00% in the first year, declining to 1.00% in the fourth year, and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by the Investment Manager and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectuses for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

4

Understanding Your Expenses – Columbia North Carolina Intermediate Municipal Bond Fund

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■  For shareholders who receive their account statements from Columbia Management Investment Services Corp., your account balance is available online at www.columbiamanagement.com or by calling Shareholder Services at 800.345.6611.

■  For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account may be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

10/01/10 – 03/31/11

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	973.90	1,020.94	3.94	4.03	0.80
Class B	1,000.00	1,000.00	970.20	1,017.20	7.61	7.80	1.55
Class C	1,000.00	1,000.00	970.20	1,017.20	7.61	7.80	1.55
Class Z	1,000.00	1,000.00	974.10	1,022.19	2.71	2.77	0.55

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the Investment Manager and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

5

Portfolio Manager's Report – Columbia North Carolina Intermediate Municipal Bond Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Net asset value per share

as of 03/31/11 ($)

Class A	10.13
Class B	10.13
Class C	10.13
Class Z	10.12

Distributions declared per share

04/01/10 – 03/31/11 ($)

Class A	0.31
Class B	0.23
Class C	0.23
Class Z	0.33

A portion of the fund's income may be subject to the alternative minimum tax. The fund may at times purchase tax-exempt securities at a discount. Some, or all, of this discount may be included in the fund's ordinary income, and is taxable when distributed.

30-day SEC yields

as of 03/31/11 (%)

Class A	2.35
Class B	1.70
Class C	1.67
Class Z	2.68

The 30-day SEC yields reflect the fund's earning power, net of expenses, expressed as an annualized percentage of the public offering price per share at the end of the period.

For the 12-month period that ended March 31, 2011, the fund's Class A shares returned 2.61% without sales charge. The fund's benchmark, the Barclays Capital 3-15 Year Blend Municipal Bond Index, returned 2.91%. The average return of funds in its peer group, the Lipper Other States Intermediate Municipal Debt Funds Classification, was 1.76%. The fund, which invests primarily in North Carolina bonds, lagged the Barclays index, which is national in scope, largely because the state's high credit quality resulted in lower yields relative to bonds from lower-rated states. However, sector allocation and strong issue selection in certain sectors aided results.

North Carolina kept high credit rating

Despite being hard hit by the financial crisis and a decline in manufacturing jobs, North Carolina maintained the highest (AAA) credit rating,1 allowing it to borrow at the lowest possible rates. North Carolina also benefited from positive migration trends, driven by the region's mild climate, low cost of living and highly-regarded university system. Efforts to attract new businesses to the state, particularly in technology, aided the recovery. In addition, Charlotte, one of the country's major banking centers, began to increase its presence as an energy hub, anchored by the recent announcement of a pending merger of two major energy companies.

A boost from positioning

The fund was well positioned to take advantage of slight changes in interest rates during the period. It had more exposure than the index to bonds with six- to eight-year maturities and eight- to 12-year maturities, two segments that posted solid returns in a period of overall modest returns. Of note were some local general obligation (GO) bonds with seven- and eight-year maturities that returned over 6%. An underweight relative to the index in issues with maturities of 12 to 17 years also aided results as these were weaker performers, especially in the fourth quarter of 2010, amid concerns related to the year-end expiration of the federally subsidized Build America Bonds (BABs) program. BABs offered qualifying issuers a less expensive means to finance infrastructure projects. Investors feared that once the BABs program disappeared, more longer-maturity municipal issues would come to market, pushing yields up and bond prices down.

Mixed results from sector allocations

Overweights in health care and in water and sewer revenue bonds, areas that turned in good performance, coupled with underweights in the weaker-performing industrial development/pollution control and transportation sectors, aided results.

Security selection also contributed positively, with some lower-rated continuing care retirement community (CCRC) bonds and education issues posting returns over 6%. However, a structural underweight in state general obligation (GO) bonds, relative to the Barclays index, detracted from relative performance. The fund's North Carolina focus meant that, unlike the benchmark, it did not own higher-yielding, lower-quality GOs from other states, such as California. A slightly above-average position in cash and short-term investments, both of which were low yielding, further hampered results. However, when the market was most volatile in the fourth quarter of 2010, these positions added stability to the portfolio.

1The credit quality ratings represent the lower of one of the following nationally recognized rating agencies: Standard & Poor's or Moody's Investor Services. If a security is rated by only one of the two agencies, that rating is used. If a security is not rated by either of the two agencies, it is designated as Non-Rated. Ratings are relative and subjective and are not absolute standards of quality. The credit quality of the fund's investments does not remove market risk.

6

Portfolio Manager's Report (continued) – Columbia North Carolina Intermediate Municipal Bond Fund

More defensive interest-rate positioning ahead

While North Carolina's economic recovery may be slow, we expect continued progress. As the economy improves, we think it will benefit municipal bond prices. In anticipation of the Federal Reserve Board's next short-term interest rate hike, we decreased the fund's sensitivity to interest rate changes, bringing it more in line with the benchmark's interest-rate positioning. The lower a bond's interest-rate sensitivity, the less its price is likely to fall as interest rates rise—or rise as interest rates fall. To position the fund for rising interest rates, we may further decrease interest-rate sensitivity by increasing exposure to shorter-maturity callable (redeemable) bonds—which typically outperform non-callable bonds of similar maturity as interest rates climb.

Portfolio characteristics and holdings are subject to change periodically and may not be representative of current characteristics and holdings. The outlook for the fund may differ from that presented for other Columbia Funds.

Tax-exempt investing offers current tax-exempt income, but it also involves special risks. The value of the fund will be affected by interest rate changes and the creditworthiness of issues held in the fund. When interest rates go up, bond prices generally drop and vice versa.

Interest income from certain tax-exempt bonds may be subject to certain state and local taxes and, if applicable, the alternative minimum tax. Capital gains are not exempt from income taxes.

Single-state municipal bond funds pose additional risks due to limited geographical diversification.

Taxable-equivalent SEC yields

as of 03/31/11 (%)

Class A	3.92
Class B	2.83
Class C	2.78
Class Z	4.47

Taxable-equivalent SEC yields are based on the combined maximum effective 35.0% federal income tax rate and applicable state income tax rate. This tax rate does not reflect the phase out of exemptions or the reduction of the otherwise allowable deductions that occur when adjusted gross income exceeds certain levels. Your taxable equivalent yield may be different depending on your tax bracket.

Top 5 Sectors

as of 03/31/11 (%)

Tax-Backed	36.9
Utilities	26.5
Health Care	11.5
Other	8.5
Education	7.0

Quality breakdown

as of 03/31/11 (%)

AAA	28.2
AA	48.5
A	13.6
BBB	7.3
Non-Rated	2.4

Maturity breakdown

as of 03/31/11 (%)

0-1 year	0.8
1-3 years	6.0
3-5 years	6.7
5-7 years	17.2
7-10 years	28.3
10-15 years	33.3
15-20 years	2.6
20-25 years	0.5
Net Cash & Equivalents	4.6

Ratings shown in the quality breakdown are assigned to individual bonds by taking the lower of the ratings available from one of the following nationally-recognized rating agencies: Standard & Poor's or Moody's Investor Services. If a security is rated by only one of the two agencies, that rating is used. If a security is not rated by either of the two agencies, it is designated as Non-Rated. Ratings are relative and subjective and are not absolute standards of quality. The credit quality of the fund's investments does not remove market risk.

The fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

7

Investment Portfolio – Columbia North Carolina Intermediate Municipal Bond Fund

March 31, 2011

Municipal Bonds – 95.0%

	Par ($)	Value ($)
Education – 7.0%
Education – 7.0%
NC Appalachian State University
Series 1998,
Insured: NPFGC
5.000% 05/15/12	1,000,000	1,047,770
Series 2005,
Insured: NPFGC
5.000% 07/15/21	1,485,000	1,537,688
NC Board of Governors of the University of North Carolina
Series 2008 A,
Insured: AGC
5.000% 10/01/22	2,000,000	2,138,120
Series 2009 B,
4.250% 10/01/17	1,000,000	1,078,220
Series 2009 C,
4.500% 10/01/17	1,525,000	1,625,757
Series 2010 C,
Insured: AGC
5.000% 10/01/16	3,000,000	3,406,260
NC Capital Facilities Finance Agency
Johnson & Wales University,
Series 2003 A,
Insured: SYNC
5.250% 04/01/21	1,000,000	1,008,670
Meredith College,
Series 2008,
6.000% 06/01/31	1,000,000	973,690
Wake Forest University,
Series 2009,
5.000% 01/01/26	1,000,000	1,046,330
Education Total		13,862,505
Education Total		13,862,505
Health Care – 11.5%
Continuing Care Retirement – 0.5%
NC Medical Care Commission
Givens Estate, Inc.,
Series 2007,
5.000% 07/01/16	1,000,000	1,038,710
Continuing Care Retirement Total		1,038,710
Hospitals – 11.0%
AZ University Medical Center Corp.
Series 2004,
5.250% 07/01/13	750,000	788,422

	Par ($)	Value ($)
NC Albemarle Hospital Authority
Series 2007:
5.250% 10/01/21	2,000,000	1,785,220
5.250% 10/01/27	1,000,000	802,750
NC Charlotte Mecklenburg Hospital Authority
Carolinas Healthcare Foundation:
Series 2007 A,
Insured: AGMC
5.000% 01/15/20	1,550,000	1,643,775
Series 2008,
5.250% 01/15/24	2,000,000	2,085,580
Series 2009,
5.000% 01/15/21	1,000,000	1,062,170
NC Medical Care Commission
Moses H. Cone Memorial Hospital,
Series 2011,
5.000% 10/01/20	2,000,000	2,129,120
North Carolina Baptist Hospitals,
Series 2010,
5.000% 06/01/17	1,500,000	1,679,340
Novant Health, Inc.,
Series 2003 A:
5.000% 11/01/13	3,000,000	3,269,280
5.000% 11/01/17	2,000,000	2,091,060
Wilson Medical Center,
Series 2007,
5.000% 11/01/19	3,385,000	3,442,173
NC Northern Hospital District of Surry County
Series 2008,
5.750% 10/01/24	1,000,000	987,090
Hospitals Total		21,765,980
Health Care Total		22,804,690
Housing – 2.0%
Single-Family – 2.0%
NC Housing Finance Agency
Series 1998 A-2, AMT,
5.200% 01/01/20	510,000	510,204
Series 1999 A-3, AMT,
5.150% 01/01/19	740,000	740,281
Series 1999 A-5, AMT,
5.550% 01/01/19	1,195,000	1,227,420
Series 1999 A-6, AMT,
6.000% 01/01/16	285,000	285,428

See Accompanying Notes to Financial Statements.

8

Columbia North Carolina Intermediate Municipal Bond Fund

March 31, 2011

Municipal Bonds (continued)
	Par ($)	Value ($)
Series 2000 A-8, AMT,
6.050% 07/01/12	130,000	130,373
Series 2007 A-30, AMT,
5.000% 07/01/23	1,000,000	1,003,390
Single-Family Total		3,897,096
Housing Total		3,897,096
Other – 8.5%
Other – 1.3%
NC Durham County Industrial Facilities & Pollution Control Financing Authority
Research Triangle Institute, Series 2010:
4.000% 02/01/17	1,440,000	1,548,015
4.000% 02/01/18	1,000,000	1,068,220
Other Total		2,616,235
Refunded/Escrowed (a) – 6.2%
NC Craven County
Series 2002,
Pre-refunded 05/01/12,
Insured: AMBAC
5.000% 05/01/19	1,000,000	1,059,450
NC Eastern Municipal Power Agency
Series 1986 A,
Escrowed to Maturity,
5.000% 01/01/17	2,165,000	2,483,103
Series 1988 A,
Pre-refunded 01/01/22,
6.000% 01/01/26	1,000,000	1,231,400
NC Gaston County
Series 2002,
Pre-refunded 06/01/12,
Insured: AMBAC
5.250% 06/01/20	1,500,000	1,598,895
NC High Point
Series 2002,
Pre-refunded 06/01/12,
Insured: NPFGC
4.500% 06/01/14	1,275,000	1,347,943
NC Wake County
Series 2009,
Pre-refunded 03/01/19,
5.000% 03/01/20	935,000	1,102,365

	Par ($)	Value ($)
Wake Medical,
Series 1993,
Escrowed to Maturity,
Insured: NPFGC
5.125% 10/01/26	3,065,000	3,438,777
Refunded/Escrowed Total		12,261,933
Tobacco – 1.0%
NJ Tobacco Settlement Financing Corp.
Series 2007 1A,
4.250% 06/01/12	2,000,000	2,021,900
Tobacco Total		2,021,900
Other Total		16,900,068
Tax-Backed – 36.9%
Local Appropriated – 18.6%
NC Burke County
Series 2006 B,
Insured: AMBAC
5.000% 04/01/18	1,425,000	1,520,119
NC Cabarrus County
Series 2008,
5.000% 06/01/22	1,545,000	1,644,220
NC Chapel Hill
Series 2005,
5.250% 06/01/21	1,360,000	1,435,425
NC Charlotte
Series 2003 A,
5.500% 08/01/16	2,550,000	2,789,394
NC Chatham County
Series 2006,
Insured: AMBAC
5.000% 06/01/20	1,065,000	1,109,464
NC Concord
Series 2001 A,
Insured: NPFGC
5.000% 06/01/17	1,490,000	1,516,462
NC Craven County
Series 2007,
Insured: NPFGC:
5.000% 06/01/18	2,825,000	3,089,392
5.000% 06/01/19	1,825,000	1,963,408
NC Cumberland County
Series 2009 B1,
5.000% 12/01/21	2,775,000	3,005,353

See Accompanying Notes to Financial Statements.

9

Columbia North Carolina Intermediate Municipal Bond Fund

March 31, 2011

Municipal Bonds (continued)
	Par ($)	Value ($)
NC Dare County
Series 2005,
Insured: NPFGC
5.000% 06/01/20	3,005,000	3,144,492
NC Gaston County
Series 2005,
Insured: NPFGC
5.000% 12/01/15	1,350,000	1,502,280
NC Greenville
Series 2004,
Insured: AMBAC
5.250% 06/01/22	2,180,000	2,266,023
NC Harnett County
Series 2009,
Insured: AGC
5.000% 06/01/22	1,880,000	1,972,233
NC Henderson County
Series 2006 A,
Insured: AMBAC
5.000% 06/01/16	1,060,000	1,180,861
NC Mecklenburg County
Series 2009 A,
5.000% 02/01/23	1,000,000	1,058,490
NC Moore County
Series 2010,
5.000% 06/01/24	1,635,000	1,717,437
NC New Hanover County
Series 2005,
Insured: AMBAC
5.000% 09/01/18	1,755,000	1,955,070
NC Randolph County
Series 2004,
Insured: AGMC
5.000% 06/01/14	1,640,000	1,799,096
NC Sampson County
Series 2006,
Insured: AGMC
5.000% 06/01/16	1,000,000	1,126,380
NC Wilmington
Series 2006 A,
5.000% 06/01/17	1,005,000	1,119,077
Local Appropriated Total		36,914,676
Local General Obligations – 11.9%
NC Cabarrus County
Series 2006:
5.000% 03/01/15	1,000,000	1,131,990
5.000% 03/01/16	1,000,000	1,146,210

	Par ($)	Value ($)
NC Charlotte
Series 2002 C:
5.000% 07/01/20	1,570,000	1,638,060
5.000% 07/01/22	1,265,000	1,298,889
NC Iredell County
Series 2006,
5.000% 02/01/19	2,420,000	2,641,164
NC Mecklenburg County
Series 1993,
6.000% 04/01/11	1,000,000	1,000,000
Series 2009 A,
5.000% 08/01/19	1,000,000	1,157,560
NC New Hanover County
Series 2009,
5.000% 12/01/17	1,170,000	1,363,939
NC Orange County
Series 2005 A,
5.000% 04/01/22	2,000,000	2,137,980
NC Stanly County
Series 2010,
4.000% 02/01/18	1,500,000	1,631,445
NC Wake County
Series 2009:
4.000% 02/01/18	2,000,000	2,191,660
5.000% 03/01/20	3,065,000	3,486,407
Series 2011,
5.000% 04/01/15	2,000,000	2,274,120
NC Wilmington
Series 1997 A,
Insured: NPFCG
5.000% 04/01/11	460,000	460,000
Local General Obligations Total		23,559,424
Special Non-Property Tax – 3.9%
NC Charlotte
Storm Water Fee,
Series 2006,
5.000% 06/01/17	1,120,000	1,268,994
PR Commonwealth of Puerto Rico Highway & Transportation Authority
Series 2003 AA,
Insured: NPFGC
5.500% 07/01/18	3,500,000	3,629,815
PR Commonwealth of Puerto Rico Infrastructure Financing Authority
Series 2005 C,
Insured: FGIC
5.500% 07/01/20	1,200,000	1,223,412

See Accompanying Notes to Financial Statements.

10

Columbia North Carolina Intermediate Municipal Bond Fund

March 31, 2011

Municipal Bonds (continued)
	Par ($)	Value ($)
VI Virgin Islands Public Finance Authority
Series 2010 A,
5.000% 10/01/20	1,560,000	1,618,531
Special Non-Property Tax Total		7,740,752
State Appropriated – 1.4%
NC Infrastructure Finance Corp.
Capital Improvement,
Series 2007 A,
Insured: AGMC
5.000% 05/01/24	2,570,000	2,665,295
State Appropriated Total		2,665,295
State General Obligations – 1.1%
NC State
Series 2001 A,
4.750% 03/01/14	395,000	402,158
PR Commonwealth of Puerto Rico
Series 2001 A,
Insured: NPFGC
5.500% 07/01/14	1,725,000	1,852,253
State General Obligations Total		2,254,411
Tax-Backed Total		73,134,558
Transportation – 2.6%
Airports – 1.6%
NC Raleigh Durham Airport Authority
Series 2010 A,
5.000% 05/01/23	3,000,000	3,164,280
Airports Total		3,164,280
Ports – 1.0%
NC Ports Authority
Series 2010 B,
5.000% 02/01/25	2,000,000	1,947,280
Ports Total		1,947,280
Transportation Total		5,111,560
Utilities – 26.5%
Joint Power Authority – 7.5%
NC Eastern Municipal Power Agency
Series 1993 B,
Insured: NPFGC
6.000% 01/01/22	3,000,000	3,435,090

	Par ($)	Value ($)
Series 1993,
Insured: AGC
6.000% 01/01/22	1,000,000	1,125,750
Series 2005,
Insured: AMBAC
5.250% 01/01/20	2,000,000	2,128,200
Series 2008 A,
Insured: AGC
5.250% 01/01/19	1,500,000	1,621,845
Series 2009 B,
5.000% 01/01/26	1,500,000	1,501,800
NC Municipal Power Agency No. 1
Series 2008 A:
5.250% 01/01/17	1,185,000	1,336,135
5.250% 01/01/20	2,000,000	2,176,080
Series 2009 A,
5.000% 01/01/25	1,500,000	1,540,605
Joint Power Authority Total		14,865,505
Municipal Electric – 1.9%
NC Greenville Utilities Commission
Series 2008 A,
Insured: AGMC
5.000% 11/01/18	1,040,000	1,164,093
PR Commonwealth of Puerto Rico Electric Power Authority
Series 2007 TT,
5.000% 07/01/22	1,000,000	988,490
Series 2007 VV,
Insured: NPFGC
5.250% 07/01/25	1,690,000	1,626,692
Municipal Electric Total		3,779,275
Water & Sewer – 17.1%
NC Brunswick County
Enterprise Systems,
Series 2008 A,
Insured: AGMC:
5.000% 04/01/20	1,915,000	2,079,958
5.000% 04/01/22	1,390,000	1,482,699
NC Cape Fear Public Utility Authority
Series 2008,
5.000% 08/01/20	1,000,000	1,102,900
NC Charlotte
Water and Sewer Systems:
Series 2002 A,
5.500% 07/01/14	1,250,000	1,423,800
Series 2008,
5.000% 07/01/23	3,000,000	3,237,930

See Accompanying Notes to Financial Statements.

11

Columbia North Carolina Intermediate Municipal Bond Fund

March 31, 2011

Municipal Bonds (continued)
	Par ($)	Value ($)
Series 2009 B,
5.000% 07/01/25	5,835,000	6,284,412
NC Concord
Series 2009,
5.000% 12/01/19	1,500,000	1,664,865
NC Gastonia
Combined Utility System,
Series 2009,
Insured: AGC
4.000% 05/01/17	1,205,000	1,296,098
NC Greensboro
Enterprise Systems,
Series 2006:
5.250% 06/01/17	2,000,000	2,325,980
5.250% 06/01/22	1,200,000	1,394,964
Series 2006,
5.250% 06/01/23	2,000,000	2,315,860
NC High Point
Combined Enterprise System,
Series 2008,
Insured: AGMC:
5.000% 11/01/24	1,000,000	1,048,150
5.000% 11/01/25	1,000,000	1,040,390
NC Raleigh
Combined Enterprise System:
Series 2006 A,
5.000% 03/01/16	1,500,000	1,719,315
Series 2011,
5.000% 03/01/27	800,000	858,832
NC Winston Salem
Water and Sewer System:
Series 2007 A,
5.000% 06/01/19	3,000,000	3,340,920
Series 2009,
5.000% 06/01/23	1,000,000	1,091,080
Water & Sewer Total		33,708,153
Utilities Total		52,352,933
Total Municipal Bonds (cost of $184,226,835)		188,063,410

Investment Companies – 3.4%
	Shares	Value ($)
BofA Tax-Exempt Reserves,
Capital Class (7 day yield of 0.110%) (b)	3,028,351	3,028,351
Dreyfus Tax-Exempt Cash
Management Fund (7 day yield of 0.080%)	3,821,242	3,821,242
Total Investment Companies (cost of $6,849,593)		6,849,593
Total Investments – 98.4% (cost of $191,076,428) (c)		194,913,003
Other Assets & Liabilities, Net – 1.6%		3,069,241
Net Assets – 100.0%		197,982,244

Notes to Investment Portfolio:

(a)  The Fund has been informed that each issuer has placed direct obligations of the U.S. Government in an irrevocable trust, solely for the payment of principal and interest.

(b)  Investments in affiliates during the year ended March 31, 2011:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
BofA Tax-Exempt Reserves, Capital Class (7 day yield of 0.110%)	$551,000	$4,567,298	$1,995,000	$617	$—

  As of May 1, 2010, this company was no longer an affiliate of the fund. The above table reflects activity for the period from April 1, 2010 through April 30, 2010.

(c)  Cost for federal income tax purposes is $191,051,024.

  Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

  The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

  Fair value inputs are summarized in the three broad levels listed below:

• Level 1—Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

• Level 2—Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

See Accompanying Notes to Financial Statements.

12

Columbia North Carolina Intermediate Municipal Bond Fund

March 31, 2011

• Level 3—Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

  Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

  Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund's investments as of March 31, 2011:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Total Municipal Bonds	$—	$188,063,410	$—	$188,063,410
Investment Companies	6,849,593	—	—	6,849,593
Total Investments	$6,849,593	$188,063,410	$—	$194,913,003

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through its correlation to prices and information from market transactions for similar or identical assets.

There were no significant transfers of financial assets between Levels 1 and 2 during the period.

At March 31, 2011, the composition of the Fund by revenue source is as follows:

Holdings by Revenue Source (Unaudited)	% of Net Assets
Tax-Backed	36.9
Utilities	26.5
Health Care	11.5
Other	8.5
Education	7.0
Transportation	2.6
Housing	2.0
95.0
Investment Companies	3.4
Other Assets & Liabilities, Net	1.6
100.0
Acronym	Name
AGC	Assured Guaranty Corp.

AGMC	Assured Guaranty Municipal Corp.

AMBAC	Ambac Assurance Corp.

AMT	Alternative Minimum Tax

FGIC	Financial Guaranty Insurance Co.

NPFGC	National Public Finance Guarantee Corp.

SYNC	Syncora Guarantee, Inc.

See Accompanying Notes to Financial Statements.

13

Statement of Assets and Liabilities – Columbia North Carolina Intermediate Municipal Bond Fund
March 31, 2011

Assets	Investments, at identified cost	$191,076,428
	Investments, at value	194,913,003
	Cash	779
	Receivable for:
	Fund shares sold	1,131,827
	Interest	2,707,103
	Expense reimbursement due from Investment Manager	57,986
	Prepaid expenses	332
	Total Assets	198,811,030
Liabilities	Payable for:
	Fund shares repurchased	88,761
	Distributions	448,903
	Investment advisory fee	67,236
	Administration fee	19,525
	Pricing and bookkeeping fees	8,434
	Transfer agent fee	41,827
	Trustees' fees	77,525
	Custody fee	2,271
	Distribution and service fees	11,730
	Chief compliance officer expenses	231
	Other liabilities	62,343
	Total Liabilities	828,786
	Net Assets	197,982,244
Net Assets Consist of	Paid-in capital	196,962,409
	Undistributed net investment income	736,474
	Accumulated net realized loss	(3,553,214)
	Net unrealized appreciation on investments	3,836,575
	Net Assets	197,982,244
Class A	Net assets	$31,731,246
	Shares outstanding	3,132,338
	Net asset value per share	$10.13	(a)
	Maximum sales charge	3.25%
	Maximum offering price per share ($10.13/0.9675)	$10.47	(b)
Class B	Net assets	$554,045
	Shares outstanding	54,684
	Net asset value and offering price per share	$10.13	(a)
Class C	Net assets	$5,269,510
	Shares outstanding	520,271
	Net asset value and offering price per share	$10.13	(a)
Class Z	Net assets	$160,427,443
	Shares outstanding	15,848,006
	Net asset value, offering and redemption price per share	$10.12

(a)  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)  On sales of $100,000 or more the offering price is reduced.

See Accompanying Notes to Financial Statements.

14

Statement of Operations – Columbia North Carolina Intermediate Municipal Bond Fund
For the Year Ended March 31, 2011

		($)
Investment Income	Interest	7,911,870
	Dividends	5,654
	Dividends from affiliates	617
	Total investment income	7,918,141
Expenses	Investment advisory fee	839,476
	Administration fee	245,313
	Distribution fee:
	Class B	8,479
	Class C	33,966
	Service fee:
	Class B	2,826
	Class C	11,322
	Distribution and service fees:
	Class A	85,899
	Transfer agent fee	115,725
	Pricing and bookkeeping fees	86,539
	Trustees' fees	32,531
	Custody fee	13,567
	Chief compliance officer expenses	1,198
	Other expenses	114,627
	Total Expenses	1,591,468
	Fees waived or expenses reimbursed by Investment Manager	(294,489)
	Expense reductions	(4)
	Net Expenses	1,296,975
	Net Investment Income	6,621,166
Net Realized and Unrealized Gain (Loss) on Investments	Net realized gain on investments	421,138
	Net change in unrealized appreciation (depreciation) on investments	(1,571,989)
	Net Loss	(1,150,851)
	Net Increase Resulting from Operations	5,470,315

See Accompanying Notes to Financial Statements.

15

Statement of Changes in Net Assets – Columbia North Carolina Intermediate Municipal Bond Fund

		Year Ended March 31,
Increase (Decrease) in Net Assets		2011 ($)	2010 ($)
Operations	Net investment income	6,621,166	7,008,384
	Net realized gain (loss) on investments	421,138	(509,896)
	Net change in unrealized appreciation (depreciation) on investments	(1,571,989)	7,819,262
	Net increase resulting from operations	5,470,315	14,317,750
Distributions to Shareholders	From net investment income:
	Class A	(1,021,135)	(940,744)
	Class B	(25,047)	(41,658)
	Class C	(100,745)	(97,172)
	Class Z	(5,474,239)	(5,928,809)
	Total distributions to shareholders	(6,621,166)	(7,008,383)
	Net Capital Stock Transactions	(12,026,995)	11,137,493
	Total increase (decrease) in net assets	(13,177,846)	18,446,860
Net Assets	Beginning of period	211,160,090	192,713,230
	End of period	197,982,244	211,160,090
	Undistributed net investment income at end of period	736,474	677,205

See Accompanying Notes to Financial Statements.

16

Statement of Changes in Net Assets (continued) – Columbia North Carolina Intermediate Municipal Bond Fund

	Capital Stock Activity
	Year Ended March 31, 2011		Year Ended March 31, 2010
	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	744,742	7,705,255	1,182,078	11,995,911
Distributions reinvested	66,632	688,368	73,398	745,118
Redemptions	(952,825)	(9,935,460)	(354,419)	(3,593,240)
Net increase (decrease)	(141,451)	(1,541,837)	901,057	9,147,789
Class B
Subscriptions	6,350	65,743	8,987	89,797
Distributions reinvested	1,042	10,808	2,839	28,763
Redemptions	(76,554)	(778,304)	(84,053)	(852,174)
Net decrease	(69,162)	(701,753)	(72,227)	(733,614)
Class C
Subscriptions	255,153	2,624,201	111,489	1,130,922
Distributions reinvested	4,823	49,683	4,318	43,832
Redemptions	(113,002)	(1,163,003)	(117,514)	(1,196,223)
Net increase (decrease)	146,974	1,510,881	(1,707)	(21,469)
Class Z
Subscriptions	3,796,730	39,249,860	4,615,577	46,761,349
Distributions reinvested	31,553	325,530	32,514	329,596
Redemptions	(4,975,352)	(50,869,676)	(4,396,215)	(44,346,158)
Net increase (decrease)	(1,147,069)	(11,294,286)	251,876	2,744,787

See Accompanying Notes to Financial Statements.

17

Financial Highlights – Columbia North Carolina Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class A Shares	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$10.17	$9.79	$10.08	$10.38	$10.40
Income from Investment Operations:
Net investment income (a)	0.31	0.33	0.37	0.39	0.40
Net realized and unrealized gain (loss) on investments and futures contracts	(0.04)	0.38	(0.29)	(0.30)	0.03
Total from investment operations	0.27	0.71	0.08	0.09	0.43
Less Distributions to Shareholders:
From net investment income	(0.31)	(0.33)	(0.37)	(0.39)	(0.39)
From net realized gains	—	—	—	— (b)	(0.06)
Total distributions to shareholders	(0.31)	(0.33)	(0.37)	(0.39)	(0.45)
Net Asset Value, End of Period	$10.13	$10.17	$9.79	$10.08	$10.38
Total return (c)(d)	2.61%	7.34%	0.87%	0.84%	4.23%
Ratios to Average Net Assets/Supplemental Data:
Net expenses (e)	0.80%	0.78%	0.75%	0.75%	0.75%
Waiver/Reimbursement	0.14%	0.13%	0.14%	0.16%	0.18%
Net investment income (e)	2.97%	3.27%	3.79%	3.73%	3.80%
Portfolio turnover rate	16%	15%	20%	25%	17%
Net assets, end of period (000s)	$31,731	$33,307	$23,236	$22,399	$18,705

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Rounds to less than $0.01 per share.

(c)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d)  Had the Investment Manager and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

See Accompanying Notes to Financial Statements.

18

Financial Highlights – Columbia North Carolina Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class B Shares	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$10.17	$9.79	$10.08	$10.38	$10.39
Income from Investment Operations:
Net investment income (a)	0.23	0.26	0.30	0.31	0.32
Net realized and unrealized gain (loss) on investments and futures contracts	(0.04)	0.38	(0.29)	(0.30)	0.04
Total from investment operations	0.19	0.64	0.01	0.01	0.36
Less Distributions to Shareholders:
From net investment income	(0.23)	(0.26)	(0.30)	(0.31)	(0.31)
From net realized gains	—	—	—	— (b)	(0.06)
Total distributions to shareholders	(0.23)	(0.26)	(0.30)	(0.31)	(0.37)
Net Asset Value, End of Period	$10.13	$10.17	$9.79	$10.08	$10.38
Total return (c)(d)	1.85%	6.55%	0.13%	0.09%	3.55%
Ratios to Average Net Assets/Supplemental Data:
Net expenses (e)	1.55%	1.53%	1.50%	1.50%	1.50%
Waiver/Reimbursement	0.14%	0.13%	0.14%	0.16%	0.18%
Net investment income (e)	2.22%	2.56%	3.04%	2.99%	3.05%
Portfolio turnover rate	16%	15%	20%	25%	17%
Net assets, end of period (000s)	$554	$1,260	$1,920	$2,668	$3,776

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Rounds to less than $0.01 per share.

(c)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)  Had the Investment Manager and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

See Accompanying Notes to Financial Statements.

19

Financial Highlights – Columbia North Carolina Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class C Shares	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$10.17	$9.79	$10.08	$10.38	$10.40
Income from Investment Operations:
Net investment income (a)	0.23	0.26	0.30	0.31	0.32
Net realized and unrealized gain (loss) on investments and futures contracts	(0.04)	0.38	(0.29)	(0.30)	0.03
Total from investment operations	0.19	0.64	0.01	0.01	0.35
Less Distributions to Shareholders:
From net investment income	(0.23)	(0.26)	(0.30)	(0.31)	(0.31)
From net realized gains	—	—	—	— (b)	(0.06)
Total distributions to shareholders	(0.23)	(0.26)	(0.30)	(0.31)	(0.37)
Net Asset Value, End of Period	$10.13	$10.17	$9.79	$10.08	$10.38
Total return (c)(d)	1.84%	6.55%	0.12%	0.09%	3.45%
Ratios to Average Net Assets/Supplemental Data:
Net expenses (e)	1.55%	1.53%	1.50%	1.50%	1.50%
Waiver/Reimbursement	0.14%	0.13%	0.14%	0.16%	0.18%
Net investment income (e)	2.22%	2.54%	3.04%	2.99%	3.05%
Portfolio turnover rate	16%	15%	20%	25%	17%
Net assets, end of period (000s)	$5,270	$3,797	$3,672	$3,108	$3,760

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Rounds to less than $0.01 per share.

(c)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)  Had the Investment Manager and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

See Accompanying Notes to Financial Statements.

20

Financial Highlights – Columbia North Carolina Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class Z Shares	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$10.17	$9.79	$10.07	$10.38	$10.39
Income from Investment Operations:
Net investment income (a)	0.33	0.36	0.40	0.41	0.42
Net realized and unrealized gain (loss) on investments and futures contracts	(0.05)	0.38	(0.28)	(0.31)	0.05
Total from investment operations	0.28	0.74	0.12	0.10	0.47
Less Distributions to Shareholders:
From net investment income	(0.33)	(0.36)	(0.40)	(0.41)	(0.42)
From net realized gains	—	—	—	— (b)	(0.06)
Total distributions to shareholders	(0.33)	(0.36)	(0.40)	(0.41)	(0.48)
Net Asset Value, End of Period	$10.12	$10.17	$9.79	$10.07	$10.38
Total return (c)(d)	2.76%	7.61%	1.22%	0.99%	4.59%
Ratios to Average Net Assets/Supplemental Data:
Net expenses (e)	0.55%	0.53%	0.50%	0.50%	0.50%
Waiver/Reimbursement	0.14%	0.13%	0.14%	0.16%	0.18%
Net investment income (e)	3.22%	3.54%	4.03%	3.99%	4.05%
Portfolio turnover rate	16%	15%	20%	25%	17%
Net assets, end of period (000s)	$160,427	$172,795	$163,885	$154,515	$155,432

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Rounds to less than $0.01 per share.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Had the Investment Manager and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

See Accompanying Notes to Financial Statements.

21

Notes to Financial Statements – Columbia North Carolina Intermediate Municipal Bond Fund
March 31, 2011

Note 1. Organization

Columbia North Carolina Intermediate Municipal Bond Fund (the Fund), a series of Columbia Funds Series Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust.

After the close of business on April 30, 2010, Ameriprise Financial, Inc. (Ameriprise Financial) acquired a portion of the asset management business of Columbia Management Group, LLC (the Transaction), including the business of managing the Fund. In connection with the closing of the Transaction (the Closing), RiverSource Investments, LLC, a wholly owned subsidiary of Ameriprise Financial, became the investment manager of the Fund and changed its name to Columbia Management Investment Advisers, LLC (the Investment Manager).

Investment Objective

The Fund seeks current income exempt from U.S. federal income tax and North Carolina individual income tax, consistent with moderate fluctuation of principal.

Fund Shares

The Trust has unlimited authorized shares of beneficial interest. The Fund offers Class A, Class B, Class C and Class Z shares. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 3.25% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18 months after purchase.

The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of other funds within the Columbia Family of Funds. Class B shares are subject to a maximum CDSC of 3.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class Z shares are not subject to sales charges and are available only to certain investors, as described in the Fund's prospectus.

Note 2. Summary of Significant Accounting Policies

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Trust's Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Investments in other open-end investment companies are valued at net asset value.

Investments for which market quotations are not readily available, or that have quotations which the Investment Manager believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, the Investment Manager may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

22

Columbia North Carolina Intermediate Municipal Bond Fund, March 31, 2011

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on the accrual basis. Market premium and discount are amortized and accreted, respectively, on all debt securities, unless otherwise noted. Original issue discount is accreted to interest income over the life of the security with a corresponding increase in the cost basis, if any.

Dividend income is recorded on the ex-date.

Expenses

General expenses of the Trust are allocated to the Fund and other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to a specific class of shares are charged to that share class. Expenses directly attributable to the Fund are charged to the Fund.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses which are charged directly to a share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis for purposes of determining the net asset value of each class. Income and expenses are allocated to each class based on the settled shares method, while realized and unrealized gains (losses) are allocated based on the relative net assets of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax exempt or taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fee

Under an Investment Management Services Agreement (IMSA), the Investment Manager determines which securities will be purchased, held or sold. The management fee is equal to a percentage of the Fund's average daily net assets that declines from 0.40% to 0.27% as the Fund's net assets increase.

Prior to the Closing, Columbia Management Advisors, LLC (Columbia), an indirect, wholly owned subsidiary of Bank of America Corporation (BOA), provided investment management services to the Fund under the same fee structure. The effective management fee rate for the year ended March 31, 2011, was 0.40% of the Fund's average daily net assets.

Administration Fee

Effective upon the Closing, the Investment Manager provides administration and accounting services to the Fund under an Administrative Services Agreement, including services previously performed under the Pricing and Bookkeeping Oversight and Services Agreement (the Services Agreement) as discussed in the Pricing and Bookkeeping Fees note below. The Fund pays an annual administration fee equal to 0.15% of the Fund's average daily net assets less the fees payable by the Fund as described under the Pricing and Bookkeeping Fees note below. Prior to the Closing,

23

Columbia North Carolina Intermediate Municipal Bond Fund, March 31, 2011

Columbia provided administrative services to the Fund at the same fee rates.

Pricing and Bookkeeping Fees

Prior to the Closing, the Fund entered into a Financial Reporting Services Agreement (the Financial Reporting Services Agreement) with State Street Bank and Trust Company (State Street) and Columbia pursuant to which State Street provides financial reporting services to the Fund. The Fund also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the State Street Agreements) with State Street and Columbia pursuant to which State Street provides accounting services to the Fund. Upon the Closing, Columbia assigned and delegated its rights and obligations under the State Street Agreements to the Investment Manager. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimburses State Street for certain out-of-pocket expenses and charges.

Also prior to the Closing, the Fund entered into the Services Agreement with Columbia. Under the Services Agreement, Columbia provided services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provided oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimbursed Columbia for out-of-pocket expenses and charges, including fees payable to third parties, such as for pricing the Fund's portfolio securities, incurred by Columbia in the performance of services under the Services Agreement. The Services Agreement was terminated upon the Closing. These services are now provided under the Administrative Services Agreement discussed above.

Transfer Agent Fee

In connection with the Closing, RiverSource Service Corporation, a wholly owned subsidiary of Ameriprise Financial, provides transfer agency services to the Fund under a Transfer Agency Agreement and changed its name to Columbia Management Investment Services Corp. (the Transfer Agent). The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Fund for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Fund that is a percentage of the average aggregate value of the Fund's shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of pocket fees). The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of -pocket expenses.

Prior to the Closing, Columbia Management Services, Inc., an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provided transfer agency services to the Fund and contracted with BFDS to serve as sub-transfer agent, under the same fee structure.

For the year ended March 31, 2011, the Fund's effective transfer agent fee rate for each class was 0.06% of the Fund's average daily net assets.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions on the Statement of Operations. For the year ended March 31, 2011, no minimum account balance fees were charged by the Fund.

Underwriting Discounts, Service and Distribution Fees

In connection with the Closing, RiverSource Fund Distributors, Inc., an indirect wholly owned subsidiary of Ameriprise Financial, provides distribution and shareholder services to the Fund and changed its name to Columbia Management Investment Distributors, Inc. (the Distributor). Pursuant to Rule 12b-1 under the 1940 Act, the Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

24

Columbia North Carolina Intermediate Municipal Bond Fund, March 31, 2011

The Plans require the payment of a combined distribution and shareholder servicing fee for the Class A shares of the Fund. The Plans also require the payment of a monthly shareholder servicing fee and distribution fee for the Class B and Class C shares of the Fund. A substantial portion of the expenses incurred pursuant to these plans is paid to affiliates of the Distributor. The annual rates in effect and plan limits, as a percentage of average daily net assets, are as follows:

	Current Rate	Plan Limit
Class A Combined Distribution and Shareholder Servicing Plan	0.25%	0.25%
Class B and Class C Shareholder Servicing Plans	0.25%	0.25%
Class B and Class C Distribution Plans	0.75%	0.75%

Prior to the Closing, Columbia Management Distributors, Inc., an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, was the principal underwriter of the Fund's shares. There were no changes to the underwriting discount structure of the Fund or the service or distribution fee rates paid by the Fund as a result of the Transaction.

Sales Charges

Sales charges, including front-end and CDSC's, received by the Distributor for distributing Fund shares were $6,647 for Class A and $295 for Class C shares for the year ended March 31, 2011.

Fee Waivers and Expense Reimbursements

The Investment Manager has voluntarily agreed to bear a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, do not exceed 0.55% of the Fund's average daily net assets on an annualized basis. The Investment Manager, in its discretion, may revise or discontinue this arrangement at any time. Prior to May 1, 2010, Columbia voluntarily reimbursed a portion of the Fund's expenses in the same manner.

The Investment Manager is entitled to recover from the Fund any fees waived and/or expenses reimbursed for a three year period following the date of such fee waiver and/or reimbursement under these arrangements if such recovery does not cause the Fund's expenses to exceed the expense limitations in effect at the time of recovery. Prior to May 1, 2010, Columbia was entitled to recover fees waived and/or expenses reimbursed from the Fund in the same manner.

At March 31, 2011, the amounts potentially recoverable pursuant to this arrangement were as follows:

Amount of potential recovery expiring March 31,			Total potential	Amount expired	Amount recovered during the year
2014	2013	2012	recovery	3/31/11	ended 3/31/11
$294,489	$259,947	$259,156	$813,592	$293,196	$—

Effective May 1, 2011, the Investment Manager has eliminated the fee recoupment provisions detailed above.

Fees Paid to Officers and Trustees

In connection with the Closing, all officers of the Fund are employees of the Investment Manager or its affiliates and, with the exception of the Fund's Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year. Prior to the Closing, all officers of the Fund were employees of Columbia or its affiliates and the Fund paid its pro-rata share of the expenses for the Chief Compliance Officer under the same fee structure.

Trustees are compensated for their services to the Fund, as set forth on the Statement of Operations. The Trust's eligible Trustees may participate in a non-qualified deferred compensation plan which may be terminated at any time. Any payments to plan participants are paid solely out of the Fund's assets. Income earned on the plan participant's deferral account is based on the rate of return of the eligible mutual funds selected by the participant or, if no funds are

25

Columbia North Carolina Intermediate Municipal Bond Fund, March 31, 2011

selected, on the rate of return of Columbia Money Market Fund (formerly known as RiverSource Cash Management Fund). Prior to the Closing, if no funds were selected, income earned on the plan participant's deferral account was based on the rate of return of BofA Treasury Reserves. Trustees' fees deferred during the current period as well as any gains or losses on the trustees' deferred compensation balances as a result of market fluctuations are included in "Trustees' fees" on the Statement of Operations. Liabilities under the deferred compensation plan are included in "Trustees' fees" on the Statement of Assets and Liabilities.

Other

Prior to the Closing, the Fund made daily investments of cash balances in BofA Tax-Exempt Reserves, formerly an affiliated open-ended investment company of Columbia, pursuant to an exemptive order received from the Securities and Exchange Commission. The income earned prior to the Closing by the Fund from such investments is included as Dividends from affiliates on the Statements of Operations. As an investing Fund, the Fund was indirectly allocated its proportionate share of the expenses of BofA Tax-Exempt Reserves.

Note 4. Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as part of expense reductions on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement. For the year ended March 31, 2011, these custody credits reduced total expenses by $4 for the Fund.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated $31,988,204 and $49,124,521, respectively, for the year ended March 31, 2011.

Note 6. Shareholder Concentration

As of March 31, 2011, one shareholder account owned 73.3% of the outstanding shares of the Fund. Purchase and redemption activity of this account may have a significant effect on the operations of the Fund.

Note 7. Line of Credit

Prior to March 28, 2011, the Fund and other affiliated funds participated in a $280,000,000 committed, unsecured revolving line of credit provided by State Street. Effective March 28, 2011, the commitment was reduced to $225,000,000. The maximum amount that may be borrowed by any fund is limited to the lesser of $200,000,000 and the Fund's borrowing limit set forth in the Fund's registration statement. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Effective October 14, 2010, interest is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 1.25% or the overnight LIBOR Rate plus 1.25%. In addition, a commitment fee of 0.125% per annum is accrued and apportioned among the participating funds pro rata based on their relative net assets.

Prior to October 14, 2010, interest was charged to each participating fund at the same rates. In addition, a commitment fee of 0.15% per annum was accrued and apportioned among the participating funds pro rata based on their relative net assets.

For the year ended March 31, 2011, the Fund did not borrow under these arrangements.

Note 8. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended March 31, 2011, permanent book and tax basis differences resulting primarily from differing treatments for market discount adjustments were identified and reclassified among the components of the Fund's net assets as follows:

Overdistributed Net Investment Income	Accumulated Net Realized Loss	Paid-In Capital
$59,269	$(59,270)	$1

26

Columbia North Carolina Intermediate Municipal Bond Fund, March 31, 2011

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended March 31, 2011 and March 31, 2010 was as follows:

	March 31,
Distributions paid from:	2011	2010
Tax-Exempt Income	$6,544,753	$6,939,301
Ordinary Income*	76,413	69,082

*  For tax purposes short-term capital gain distributions, if any, are considered ordinary income distributions.

As of March 31, 2011, the components of distributable earnings on a tax basis were as follows:

Undistributed Tax-Exempt Income	Undistributed Long-Term Capital Gains	Net Unrealized Appreciation*
$1,159,972	$—	$3,861,979

*  The differences between book-basis and tax-basis net unrealized appreciation are primarily due to deferral of losses from wash sales.

Unrealized appreciation and depreciation at March 31, 2011, based on cost of investments for federal income tax purposes were:

Unrealized appreciation	$5,513,532
Unrealized depreciation	(1,651,553)
Net unrealized appreciation	$3,861,979

The following capital loss carryforwards may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Capital Loss Carryforwards
2017	$620,438
2018	2,905,585
Total	$3,526,023

Capital loss carryforwards of $428,679 were utilized during the year ended March 31, 2011.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 9. Significant Risks and Contingencies

Sector Focus Risk

The Fund may focus its investments in certain sectors, subjecting it to greater risk than a fund that is less focused.

Geographic Concentration Risk

Securities issued by a particular state and its instrumentalities are subject to the risk of unfavorable developments in such state. The value of Fund shares may be more volatile than the value of shares of funds that invest in municipal securities of issuers in more than one state, as unfavorable developments have the potential to impact more significantly the Fund than funds that invest in municipal securities of many different states. A municipal security can be significantly affected by adverse tax, legislative, demographic or political changes as well as changes in the state's financial or economic condition and prospects.

The Fund's municipal holdings may include obligations of issuers that rely in whole or in part for payment of interest and principal on state specific revenues, real property taxes, revenues from particular institutions, such as healthcare institutions, or obligations secured by mortgages on real property. Consequently, the impact of changes in state law or regulations or the economic conditions in a particular state should be considered. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry or region.

Tax Development Risk

The Fund purchases municipal securities whose interest, in the opinion of bond counsel, is free from federal income tax. There is no assurance that the Internal Revenue Service (IRS) will agree with this opinion. In the event the IRS determines that an issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the

27

Columbia North Carolina Intermediate Municipal Bond Fund, March 31, 2011

date the security was issued. As a shareholder of the Fund, you may be required to file an amended tax return as a result.

Note 10. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted below, there were no items requiring adjustment of the financial statements or additional disclosure.

Effective May 16, 2011, the line of credit commitment with State Street was reduced to $150,000,000, and the maximum amount that may be borrowed by any fund was limited to the lesser of $120,000,000 and the Fund's borrowing limit set forth in the Fund's registration statement.

Note 11. Information Regarding Pending and Settled Legal Proceedings

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit's decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On December 9, 2010, the District Court reinstated its July 9, 2007 summary judgment order in favor of the defendants. On January 10, 2011 plaintiffs filed a notice of appeal with the Eighth Circuit.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions,

28

Columbia North Carolina Intermediate Municipal Bond Fund, March 31, 2011

reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

29

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust and the Shareholders of Columbia North Carolina Intermediate Municipal Bond Fund

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia North Carolina Intermediate Municipal Bond Fund (the "Fund") (a series of Columbia Funds Series Trust) at March 31, 2011, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
May 20, 2011

30

Federal Income Tax Information (Unaudited) – Columbia North Carolina Intermediate Municipal Bond Fund

For the fiscal year ended March 31, 2011, 98.85% of the distributions from net investment income of the Fund qualifies as exempt interest dividends for federal income tax purposes. A portion of the income may be subject to federal alternative minimum tax.

The Fund will notify shareholders in January 2012 of amounts for use in preparing 2011 income tax returns.

31

Fund Governance

The Trustees serve terms of indefinite duration. The names, addresses and birth years of the Trustees and Officers of the Funds in the Columbia Funds Series Trust, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Series Trust.

Independent Trustees

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in the Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Edward J. Boudreau, Jr. (Born 1944)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2005)	Managing Director—E.J. Boudreau & Associates (consulting), from 2000 through current; oversees 41; Trustee—BofA Funds Series Trust.

William P. Carmichael (Born 1943)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1999)	Retired; oversees 41; Director—Cobra Electronics Corporation (electronic equipment manufacturer); Director—McMoRan Exploration Company (oil and gas exploration and development); Director—The Finish Line (athletic shoes and apparel); Trustee—BofA Funds Series Trust.

William A. Hawkins (Born 1942)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2005)	Managing Director—Overton Partners (financial consulting), August 2010 to present; President and Chief Executive Officer—California General Bank, N.A., from January 2008 through August 2010; oversees 41; Trustee—BofA Funds Series Trust.

R. Glenn Hilliard (Born 1943)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2005)	Chairman and Chief Executive Officer—Hilliard Group LLC (investing and consulting), from April 2003 through current; oversees 41; Trustee—BofA Funds Series Trust.

John J. Nagorniak (Born 1944)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2008)	Retired; President and Director—Foxstone Financial, Inc. (consulting), 2000 through December 2007; Director—Mellon Financial Corporation affiliates (investing), 2000 through 2007; Chairman—Franklin Portfolio Associates (investing—Mellon affiliate), 1982 through 2007; oversees 41; Director—MIT Investment Company; Trustee—MIT 401k Plan; Trustee—Research Foundation of CFA Institute; Trustee—BofA Funds Series Trust.

32

Fund Governance (continued)

Independent Trustees (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in the Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Minor M. Shaw (Born 1947)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2003)	President—Micco Corporation and Mickel Investment Group; oversees 41; Board Member—Piedmont Natural Gas; Trustee—BofA Funds Series Trust.

Interested Trustee

Anthony M. Santomero[1] (Born 1946)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2008)	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, from 2002 through current; Senior Advisor—McKinsey & Company (consulting), July 2006 through January 2008; President and Chief Executive Officer—Federal Reserve Bank of Philadelphia, July 2000 through April 2006; oversees 41; Director—Renaissance Reinsurance Ltd; Trustee—Penn Mutual Life Insurance Company; Director—Citigroup, Inc.; Director—Citibank, N.A.; Trustee—BofA Funds Series Trust.

1  Dr. Santomero is currently deemed by the Columbia Funds to be an "interested person" (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup, Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Columbia Funds or other funds or accounts advised/managed by Columbia Management Investment Advisers, LLC.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 800-345-6611.

Officers

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
J. Kevin Connaughton (Born 1964)

225 Franklin Street Boston, MA 02110 President (since 2009)	Senior Vice President and General Manager—Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds, since 2009, and RiverSource Funds, since May 2010 (previously Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009, Treasurer, Columbia Funds, from October 2003 to May 2008, and senior officer of various other affiliated funds since 2000); Managing Director, Columbia Management Advisors, LLC from December 2004 to April 2010.

Michael G. Clarke (Born 1969)

225 Franklin Street Boston, MA 02110 Treasurer (since 2011) and Chief Financial Officer (since 2009)	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

33

Fund Governance (continued)

Officers (continued)

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
Scott R. Plummer (Born 1959)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President and Chief Legal Officer (since 2010)	Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel—Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel—Asset Management, from 2005 to April 2010, and Vice President—Asset Management Compliance from 2004 to 2005); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; Vice President, General Counsel and Secretary, RiverSource Funds, since December 2006; Senior Vice President, Secretary and Chief Legal Officer, Columbia Funds, since May 2010.

Linda J. Wondrack (Born 1964)

225 Franklin Street Boston, MA 02110 Senior Vice President and Chief Compliance Officer (since 2007)	Vice President and Chief Compliance Officer, Columbia Management Investment Advisers, LLC since May 2010; Chief Compliance Officer, Columbia Funds, since 2007, and RiverSource Funds, since May 2010; Director (Columbia Management Group, LLC and Investment Product Group Compliance), Bank of America, from June 2005 to April 2010.

William F. Truscott (Born 1960)

53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2010)	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010 (previously President, Chairman of the Board and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President—U.S. Asset Management and Chief Investment Officer from 2005 to April 2010, and Senior Vice President—Chief Investment Officer, from 2001 to 2005); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director, Columbia Management Investment Distributors, Inc. since May 2010 (previously Chairman of the Board and Chief Executive Officer from 2008 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006.

Colin Moore (Born 1958)

225 Franklin Street Boston, MA 02110 Senior Vice President (since 2010)	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer of Columbia Management Advisors, LLC from 2007 to April 2010; Head of Equities, Columbia Management Advisors, LLC from 2002 to 2007.

Michael A. Jones (Born 1959)

225 Franklin Street Boston, MA 02110 Senior Vice President (since 2010)	President and Director, Columbia Management Investment Advisers, LLC since May 2010; President and Director, Columbia Management Investment Distributors, Inc. since May 2010; Manager, Chairman, Chief Executive Officer and President, Columbia Management Advisors, LLC from 2007 to April 2010; Chief Executive Officer, President and Director, Columbia Management Distributors, Inc. from November 2006 to April 2010; previously, co-president and senior managing director at Robeco Investment Management.

34

Fund Governance (continued)

Officers (continued)

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
Christopher O. Petersen (Born 1970)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Secretary (since 2011)	Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel from April 2004 to January 2010); Assistant Secretary of RiverSource Funds since January 2007.

Amy Johnson (Born 1965)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President (since 2010)	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, from 2009 until April 2010, Vice President—Asset Management and Trust Company Services, from 2006 to 2009, and Vice President—Operations and Compliance from 2004 to 2006).

Joseph F. DiMaria (Born 1968)

225 Franklin Street Boston, MA 02110 Vice President (since 2011) and Chief Accounting Officer (since 2008)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC from January 2006 to April 2010; Head of Tax/Compliance and Assistant Treasurer, Columbia Management Advisors, LLC, from November 2004 to December 2005.

Paul B. Goucher (Born 1968)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Treasurer (since 2010)	Vice President and Chief Counsel of Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel from November 2008 to January 2010); Director, Managing Director and General Counsel of J. & W. Seligman & Co. Incorporated (Seligman) from July 2008 to November 2008 and Managing Director and Associate General Counsel of Seligman from January 2005 to July 2008.

Michael E. DeFao (Born 1968)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Treasurer (since 2011)	Vice President and Chief Counsel, Ameriprise Financial since May 2010; Associate General Counsel Bank of America from June 2005 to April 2010.

Stephen T. Welsh (Born 1957)

225 Franklin Street Boston, MA 02110 Vice President (since 2006)	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc. from July 2004 to April 2010; Managing Director, Columbia Management Distributors, Inc. from August 2007 to April 2010.

35

Shareholder Meeting Results

At a Joint Special Meeting of Shareholders held on February 15, 2011, shareholders of the series of Columbia Funds Series Trust, including the Fund, elected each of the nominees for trustees to the Board of Trustees of Columbia Funds Series Trust, each to hold office for an indefinite term, as follows:

Trustee	Votes For	Votes Withheld	Abstentions
Kathleen Blatz	2,145,636,122	248,012,438	0
Edward J. Boudreau, Jr.	2,145,430,114	248,218,446	0
Pamela G. Carlton	2,145,515,949	248,132,612	0
William P. Carmichael	2,145,038,695	248,609,866	0
Patricia M. Flynn	2,145,843,563	247,804,997	0
William A. Hawkins	2,145,359,401	248,289,160	0
R. Glenn Hilliard	2,145,079,400	248,569,161	0
Stephen R. Lewis, Jr.	2,145,092,209	248,556,351	0
John F. Maher	2,145,621,338	248,027,223	0
John J. Nagorniak	2,145,337,494	248,311,067	0
Catherine James Paglia	2,145,615,254	248,033,306	0
Leroy C. Richie	2,145,042,120	248,606,441	0
Anthony M. Santomero	2,145,088,174	248,560,386	0
Minor M. Shaw	2,145,430,762	248,217,798	0
Alison Taunton-Rigby	2,145,393,384	248,255,177	0
William F. Truscott	2,144,907,223	248,741,338	0

36

Important Information About This Report

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of Columbia North Carolina Intermediate Municipal Bond Fund.

A description of the policies and procedures that the fund uses to determine how to vote proxies and a copy of the fund's voting records are available (i) at www.columbiamanagement.com, (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
1-800-345-6611

Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Investment Manager

Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110

37

PRSRT STD
U.S. Postage
PAID
Holliston, MA
Permit NO. 20

Columbia North Carolina Intermediate Municipal Bond Fund
P. O. Box 8081
Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit columbiamanagement.com. Read the prospectus carefully before investing. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2011 Columbia Management Investment Advisers, LLC. All rights reserved.

C-1096 A (05/11)

Columbia South Carolina Intermediate Municipal Bond Fund

Annual Report for the Period Ended March 31, 2011

Not FDIC insured • No bank guarantee • May lose value

Fund Profile	1

Economic Update	2

Performance Information	4

Understanding Your Expenses	5

Portfolio Manager's Report	6

Investment Portfolio	8

Statement of Assets and Liabilities	13

Statement of Operations	14

Statement of Changes in Net Assets	15

Financial Highlights	17

Notes to Financial Statements	21

Report of Independent Registered Public Accounting Firm	28

Federal Income Tax Information	29

Fund Governance	30

Shareholder Meeting Results	34

Important Information About This Report	37

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

President's Message

Dear Shareholder:

The Columbia Management story began over 100 years ago, and today, we are one of the nation's largest dedicated asset managers. The recent acquisition by Ameriprise Financial, Inc. brings together the talents, resources and capabilities of Columbia Management with those of RiverSource Investments, Threadneedle (acquired by Ameriprise in 2003) and Seligman Investments (acquired by Ameriprise in 2008) to build a best-in-class asset management business that we believe is truly greater than its parts.

RiverSource Investments traces its roots to 1894 when its then newly-founded predecessor, Investors Syndicate, offered a face-amount savings certificate that gave small investors the opportunity to build a safe and secure fund for retirement, education or other special needs. A mutual fund pioneer, Investors Syndicate launched Investors Mutual Fund in 1940. In the decades that followed, its mutual fund products and services lineup grew to include a full spectrum of styles and specialties. More than 110 years later, RiverSource continues to be a trusted financial products leader.

Threadneedle, a leader in global asset management and one of Europe's largest asset managers, offers sophisticated international experience from a dedicated U.K. management team. Headquartered in London, it is named for Threadneedle Street in the heart of the city's financial district, where British investors pioneered international and global investing. Threadneedle was acquired in 2003 and today operates as an affiliate of Columbia Management.

Seligman Investments' beginnings date back to the establishment of the investment firm J. & W. Seligman & Co. in 1864. In the years that followed, Seligman played a major role in the geographical expansion and industrial development of the United States. In 1874, President Ulysses S. Grant named Seligman as fiscal agent for the U.S. Navy—an appointment that would last through World War I. Seligman helped finance the westward path of the railroads and the building of the Panama Canal. The firm organized its first investment company in 1929 and began managing its first mutual fund in 1930. In 2008, J. & W. Seligman & Co. Incorporated was acquired and Seligman Investments became an offering brand of RiverSource Investments, LLC.

We are proud of the rich and distinctive history of these firms, the strength and breadth of products and services they offer, and the combined cultures of pioneering spirit and forward thinking. Together we are committed to providing more for our shareholders than ever before.

> A singular focus on our shareholders
Our business is asset management, so investors are our first priority. We dedicate our resources to identifying timely investment opportunities and provide a comprehensive choice of equity, fixed-income and alternative investments to help meet your individual needs.

> First-class research and thought leadership
We are dedicated to helping you take advantage of today's opportunities and anticipate tomorrow's. We stay abreast of the latest investment trends and ideas, using our collective insight to evaluate events and transform them into solutions you can use.

> A disciplined investment approach
We aren't distracted by passing fads. Our teams adhere to a rigorous investment process that helps ensure the integrity of our products and enables you and your financial advisor to match our solutions to your objectives with confidence.

When you choose Columbia Management, you can be confident that we will take the time to understand your needs and help you and your financial advisor identify the solutions that are right for you. Because at Columbia Management, we don't consider ourselves successful unless you are.

Sincerely,

J. Kevin Connaughton
President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit www.columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2011 Columbia Management Investment Advisers, LLC. All rights reserved.

Fund Profile – Columbia South Carolina Intermediate Municipal Bond Fund

Summary

■  For the 12-month period that ended March 31, 2011, the fund's Class A shares returned 2.54% without sales charge.

■  The fund underperformed its benchmark, the Barclays Capital 3-15 Year Blend Municipal Bond Index,1 but outperformed the average return of funds in its peer group, the Lipper Other States Intermediate Municipal Debt Funds Classification.2

■  The fund's focus on South Carolina contributed to underperformance relative to the Barclays index, which is national in scope. Overweights and strong security selection in the best performing maturity ranges aided results.

Portfolio Management

James M. D'Arcy has managed the fund since 2010. From 1999 until joining the Investment Manager in May 2010, Mr. D'Arcy was associated with the fund's previous investment adviser as an investment professional.

1The Barclays Capital 3-15 Year Blend Municipal Bond Index tracks the performance of municipal bonds issued after December 31, 1990 with remaining maturities between 2 and 17 years and at least $7 million in principal amount outstanding.

2Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Summary

1-year return as of 03/31/11

+2.54%

Class A shares (without sales charge)

+2.91%

Barclays Capital 3-15 Year Blend Municipal Bond Index

1

Economic Update – Columbia South Carolina Intermediate Municipal Bond Fund

Summary

For the 12-month period that ended March 31, 2011

■   Strengthening economic growth and rising interest rates kept a lid on most bond market sectors. The Barclays Capital Aggregate Bond Index delivered modest results. However, high-yield bonds were strong performers, as measured by the JPMorgan Developed BB High Yield Index.

Barclays Aggregate Index	JPMorgan Index

■   The U.S. stock market, as measured by the S&P 500 Index, delivered solid returns, despite a summer 2010 correction. Foreign stock market returns were also positive, as measured by the MSCI EAFE Index (Net).

S&P Index	MSCI Index

The U.S. economy continued to expand at a solid but uneven pace over the past 12 months, as measured by gross domestic product (GDP). Although lackluster second quarter 2010 GDP growth raised fears that the economy was losing steam and might lapse back into recession, the pace picked up in the third quarter of 2010, inspiring confidence among consumers, businesses and investors. GDP expanded by 2.6% in the third quarter and 3.1% in the fourth quarter. With the Federal Reserve Board (the Fed) providing additional monetary stimulus to shore up economic growth and the extension of key tax cuts for the next two years, expectations are for continued growth in 2011. However, early estimates of first quarter 2011 growth place it just under 2.0%, a disappointment after two strong quarters and a pick-up in employment.

Consumer spending on cars, clothing and other goods generally trended higher during the 12-month period, accelerating in the fourth quarter of 2010. Holiday spending rose 5.5% between November 5, 2010 and December 24, 2010, in all retail categories, excluding automobiles, compared with the same period in 2009, according to MasterCard Advisors' SpendingPulse, which tracks spending on all transactions including cash. Personal income surged in January 2011, as payroll tax cuts kicked in. The personal savings rate edged higher, ending February 2011, the last month for which data was available, at 5.8%.

News on the job front was increasingly positive. A good portion of the jobs added in March, April and May of 2010 were temporary, government-sponsored census positions, which began to unwind in June, July and August 2010. However, private sector payroll employment began to trend higher in the third quarter, massive layoffs declined and job growth turned solidly positive, with the addition of 444,000 new jobs in the first quarter of 2011.

Despite some glimmers of improvement early in 2010, the housing market remained troublesome throughout the period. Both new and existing home sales fell after a federal tax credit for new and repeat homebuyers expired. Distressed properties pressured prices and foreclosures continued—another drag on prices. The inventory of unsold homes ended the period higher than it started, at 8.9 and 8.6 months for new and existing homes, respectively, according to the National Association of Realtors and a joint release from the U.S. Census Bureau and the U.S. Department of Housing and Urban Development. The new year brought more disappointing news: Existing home sales fell in January 2011 after three months of sustained improvement. Tight credit and weak appraisals were cited as possible reasons for the decline.

Reports from the business side of the economy were generally positive. A key measure of the nation's manufacturing situation—the Institute for Supply Management's Index—took a somewhat surprising turn higher in the final months of the period. Technology spending rose 12% in 2010, according to the NPD Group, a national marketing research firm. Purchases of computers, networking and software returned to prerecession levels. Industrial production rose over the period, and manufacturing capacity utilized, per the report issued be the Fed—a key measure of the health of the manufacturing sector—also edged higher.

2

Economic Update (continued) – Columbia South Carolina Intermediate Municipal Bond Fund

Bonds delivered modest returns

As the economy strengthened and interest rates edged higher, most bond sectors delivered modest returns. The Barclays Capital Aggregate Bond Index1 returned 5.12%. High-yield bonds led the fixed-income markets. For the 12 months covered by this report, the JPMorgan Developed BB High Yield Index2 returned 13.04% as default fears abated and investors grew more comfortable with risk. Despite rising yields in the second half of the period, the Treasury market was also positive. The Barclays Capital U.S. Treasury Index3 returned 4.53%. However, municipal bonds struggled in the second half of the period, as interest rates inched higher and issue supply surged ahead of the year-end expiration of the Build America Bonds program. The Barclays Capital Municipal Bond Index4 gained 1.63% for the period. Despite positive economic activity, the Fed kept a key short-term interest rate—the federal funds rate—close to zero, reflecting ongoing concerns about employment and the housing market.

Stocks moved higher despite summer 2010 decline

Against a strengthening economic backdrop, stock prices continued to rally despite a summer 2010 setback linked to a debt crisis brewing in Europe, which raised concerns among U.S. investors. These fears were short-lived and stocks regained their footing. In this environment, the S&P 500 Index5 returned 15.65% for the 12 months through March 31, 2011. Outside the United States, stock markets also delivered solid gains. The MSCI EAFE Index (Net),6 a broad gauge of stock market performance in foreign developed markets, returned 10.42% (in U.S. dollars) for the 12-month period, as concerns about the impact of a bailout for weak euro zone economies eased yet continued to restrain market performance. Emerging stock markets were strong. The MSCI Emerging Markets Index (Net)7 returned 18.46% (in U.S. dollars) for the 12-month period.

Past performance is no guarantee of future results.

1The Barclays Capital Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs and total return performance of fixed-rate, publicly placed, dollar-denominated and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity.

2The JPMorgan Developed BB High Yield Index is an unmanaged index designed to mirror the investable universe of the U.S. dollar developed, BB-rated, high yield corporate debt market.

3The Barclays Capital U.S. Treasury Index includes public obligations of the U.S. Treasury. Treasury bills are excluded by the maturity constraint. In addition, certain special issues, such as state and local government series bonds (SLGs), as well as U.S. Treasury TIPS, are excluded. STRIPS are excluded from the index because their inclusion would result in double-counting.

4The Barclays Capital Municipal Bond Index is considered representative of the broad market for investment-grade, tax-exempt bonds with a maturity of at least one year.

5The Standard & Poor's (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization U.S. stocks.

6The Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index (Net) is a free float- adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. As of December 31, 2010, the MSCI EAFE Index (Net) consisted of the following 22 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

7The Morgan Stanley Capital International Emerging Markets (MSCI EM) Index (Net) is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. As of December 31, 2010, the MSCI EM Index (Net) consisted of the following 21 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand and Turkey.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

3

Performance Information – Columbia South Carolina Intermediate Municipal Bond Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Performance of a $10,000 investment 04/01/01 – 03/31/11

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia South Carolina Intermediate Municipal Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Performance of a $10,000 investment 04/01/01 – 03/31/11 ($)

Sales charge	without	with
Class A	14,296	13,828
Class B	13,270	13,270
Class C	13,262	13,262
Class Z	14,656	n/a

Average annual total return as of 03/31/11 (%)

Share class	A		B		C		Z
Inception	05/05/92		06/08/93		06/17/92		01/06/92
Sales charge	without	with	without	with	without	with	without
1-year	2.54	–0.78	1.70	–1.27	1.68	0.69	2.70
5-year	3.47	2.79	2.70	2.70	2.67	2.67	3.72
10-year	3.64	3.29	2.87	2.87	2.86	2.86	3.90

The "with sales charge" returns include the maximum initial sales charge of 3.25% for Class A shares and the applicable contingent deferred sales charge of 3.00% in the first year, declining to 1.00% in the fourth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by the Investment Manager and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

4

Understanding Your Expenses – Columbia South Carolina Intermediate Municipal Bond Fund

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■  For shareholders who receive their account statements from Columbia Management Investment Services Corp., your account balance is available online at www.columbiamanagement.com or by calling Shareholder Services at 800.345.6611.

■  For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account may be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

10/01/10 – 03/31/11

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	974.70	1,020.94	3.94	4.03	0.80
Class B	1,000.00	1,000.00	971.30	1,017.20	7.62	7.80	1.55
Class C	1,000.00	1,000.00	970.20	1,017.20	7.61	7.80	1.55
Class Z	1,000.00	1,000.00	976.00	1,022.19	2.71	2.77	0.55

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the Investment Manager and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

5

Portfolio Manager's Report – Columbia South Carolina Intermediate Municipal Bond Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Net asset value per share

as of 03/31/11 ($)

Class A	10.08
Class B	10.08
Class C	10.08
Class Z	10.08

Distributions declared per share

04/01/10 – 03/31/11 ($)

Class A	0.35
Class B	0.28
Class C	0.27
Class Z	0.38

A portion of the fund's income may be subject to the alternative minimum tax. The fund may at times purchase tax-exempt securities at a discount. Some or all of this discount may be included in the fund's ordinary income, and is taxable when distributed.

30-day SEC yields

as of 03/31/11 (%)

Class A	2.73
Class B	2.29
Class C	2.06
Class Z	3.07

The 30-day SEC yields reflect the fund's earning power, net of expenses, expressed as an annualized percentage of the public offering price per share at the end of the period.

Taxable-equivalent SEC yields

as of 03/31/11 (%)

Class A	4.52
Class B	3.79
Class C	3.41
Class Z	5.08

Taxable-equivalent SEC yields are based on the combined maximum effective 35.0% federal income tax rate and applicable state income tax rate. This tax rate does not reflect the phase out of exemptions or the reduction of the otherwise allowable deductions that occur when adjusted gross income exceeds certain levels. Your taxable-equivalent yield may be different depending on your tax bracket.

For the 12-month period that ended March 31, 2011, the fund's Class A shares returned 2.54% without sales charge. By comparison, the fund's benchmark, the Barclays Capital 3-15 Year Blend Municipal Bond Index, returned 2.91%. The average return of the fund's peer group, the Lipper Other States Intermediate Municipal Debt Funds Classification, was 1.76%. Some of the fund's underperformance relative to the benchmark came from the fact that it focuses on South Carolina while the benchmark is national in scope. Sector allocation and strong security selection within the best-performing maturity ranges benefited results.

Gains from positioning and security selection

The fund's positioning across the maturity spectrum gave the fund its biggest boost in performance relative to the index. The fund had more exposure than the index to six- to eight- and eight- to 12-year municipal bonds, the two best performing segments within the intermediate maturity range. It had less exposure than the index to 12- to 17-year bonds, and that further aided results. These longer-maturity issues were hard hit by heavy fourth-quarter 2010 selling as investors became concerned about the year-end expiration of the Build America Bonds (BABs) program, which gave qualifying municipal issuers a less expensive financing option for large infrastructure projects. Investors feared that once the federally subsidized BABs option disappeared, more issuers would return to the municipal market, driving long-term yields higher and bond prices lower. Strong security selection and an overweight in health care, the top- performing sector among intermediate-maturity bonds, also helped results, as did positive issue selection among lease revenue bonds, whose principal and interest payments are backed by money earned from leasing the projects they finance.

Disappointment from GO allocation

A structural underweight in state general obligation (GO) bonds was the biggest deterrent to performance versus the benchmark. GO bonds, which are backed by the ad valorem taxing power of the state, help finance capital projects, including public buildings and highways. (Ad valorem means a tax on goods or property expressed as a percentage of the sales price or assessed value.) The benchmark holds state GOs from across the nation, including higher-yielding, lower-quality issues, while the fund focuses primarily on South Carolina, whose high AAA credit rating1 translated into lower yields. In addition, exposure to revenue bonds in Puerto Rico hurt results, as their prices fell.

Changes to interest-rate sensitivity

We increased the fund's sensitivity to interest rate changes to take advantage of higher yields during the fourth-quarter 2010 downturn and early in 2011. Elsewhere, we reduced the fund's stake in pre-refunded bonds. Pre-refunding occurs when a bond issuer sells a new bond and invests the proceeds in U.S. Treasuries or other short-term government securities to help pay off the older, higher-rate debt. Over the year, we also trimmed exposure to local GOs and increased the fund's investments in health care, water and sewer and electric revenue bonds, which are typically backed by revenues generated from the project they financed. We were concerned that declining tax revenues could pressure some local GOs, and thought revenue bonds could provide

1The credit quality ratings represent the lower of one of the following nationally recognized rating agencies: Standard & Poor's or Moody's Investor Services. If a security is rated by only one of the two agencies, that rating is used. If a security is not rated by either of the two agencies, it is designated as Non-Rated. Ratings are relative and subjective and are not absolute standards of quality. The credit quality of the fund's investments does not remove market risk.

6

Portfolio Manager's Report (continued) – Columbia South Carolina Intermediate Municipal Bond Fund

more stability. Finally, we lowered credit risk by trimming exposure to BBB rated bonds and investing in A rated issues.

Slow recovery ahead in South Carolina

Going forward, we expect slow but continued growth in South Carolina, as the state's warm climate and low cost of living continue to attract tourists, new residents and new businesses. A rebound in exports also should benefit the economy. However, challenges remain, including a weak housing market and an unemployment rate of over 10%. The state has been conservative in managing its budget during the downturn, prioritizing spending and cutting government programs. We expect South Carolina municipal bonds to benefit from the government's fiscal prudence as well as ongoing economic improvement. Eventually, however, we expect the Fed to raise interest rates at some point, which will pressure bond prices. With that possibility in mind, we plan to lower the fund's sensitivity to interest-rate changes.

Portfolio characteristics and holdings are subject to change periodically and may not be representative of current characteristics and holdings. The outlook for the fund may differ from that presented for other Columbia Funds.

Tax-exempt investing offers current tax-exempt income, but it also involves special risks. The value of the fund will be affected by interest rate changes and the creditworthiness of issues held in the fund. When interest rates go up, bond prices generally drop and vice versa.

Interest income from certain tax-exempt bonds may be subject to certain state and local taxes and, if applicable, the alternative minimum tax. Capital gains are not exempt from income taxes.

Single-state municipal bond funds pose additional risks due to limited geographical diversification.

Top 5 sectors

as of 03/31/11 (%)

Tax-Backed	32.4
Utilities	25.9
Health Care	21.2
Transportation	6.1
Education	4.3

Maturity breakdown

as of 03/31/11 (%)

0-1 year	1.3
1-3 years	5.2
3-5 years	9.6
5-7 years	19.9
7-10 years	21.0
10-15 years	34.7
15-20 years	5.0
Net Cash and Equivalents	3.3

Quality breakdown

as of 03/31/11 (%)

AAA	9.9
AA	53.1
A	27.7
BBB	4.9
Non-Rated	4.4

Ratings shown in the quality breakdown are assigned to individual bonds by taking the lower of the ratings available from one of the following nationally recognized rating agencies: Standard & Poor's or Moody's Investor Services. If a security is rated by only one of the two agencies, that rating is used. If a security is not rated by either of the two agencies, it is designated as Non-Rated. Ratings are relative and subjective and are not absolute standards of quality. The credit quality of the fund's investments does not remove market risk.

The fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

7

Investment Portfolio – Columbia South Carolina Intermediate Municipal Bond Fund

March 31, 2011

Municipal Bonds – 96.1%
	Par ($)	Value ($)
Education – 4.3%
Education – 3.2%
SC Florence Darlington Commission for Technical Education
Series 2005 A,
Insured: NPFGC:
5.000% 03/01/18	1,725,000	1,840,299
5.000% 03/01/20	1,905,000	1,980,648
SC University of South Carolina
Series 2008 A,
Insured: AGMC
5.000% 06/01/21	1,060,000	1,143,443
Education Total		4,964,390
Student Loan – 1.1%
SC Education Assistance Authority
Series 2009 I,
5.000% 10/01/24	1,730,000	1,713,271
Student Loan Total		1,713,271
Education Total		6,677,661
Health Care – 21.2%
Continuing Care Retirement – 2.9%
SC Jobs-Economic Development Authority
Episcopal Church Home,
Series 2007:
5.000% 04/01/15	525,000	548,772
5.000% 04/01/16	600,000	618,852
Lutheran Homes of South Carolina, Inc.,
Series 2007:
5.000% 05/01/16	1,245,000	1,174,421
5.375% 05/01/21	1,650,000	1,466,470
Wesley Commons,
Series 2006,
5.125% 10/01/26	1,000,000	787,580
Continuing Care Retirement Total		4,596,095
Hospitals – 18.3%
SC Charleston County
Care Alliance Health Services,
Series 1999 A,
Insured: AGMC:
5.000% 08/15/12	1,000,000	1,007,640
5.125% 08/15/15	6,370,000	6,991,776
SC Greenville Hospital System Board
GHS Partners in Health,
Series 2008 A,
GTY AGMT: Endowment Fund Greenville
5.250% 05/01/21	2,750,000	2,889,123

	Par ($)	Value ($)
SC Jobs-Economic Development Authority
Anmed Health,
Series 2010,
5.000% 02/01/17	1,000,000	1,080,670
Bon Secours Health System, Inc.,
Series 2002 B,
5.500% 11/15/23	2,235,000	2,222,797
Georgetown Memorial Hospital,
Series 2001,
Insured: RAD
5.250% 02/01/21	1,250,000	1,221,775
Kershaw County Medical Center,
Series 2008,
5.500% 09/15/25	1,925,000	1,833,851
Palmetto Health Alliance,
Series 2005 A,
Insured: AGMC
5.250% 08/01/21	4,000,000	4,107,680
SC Lexington County Health Services District
Lexington Medical Center:
Series 1997,
Insured: AGMC
5.125% 11/01/21	3,000,000	3,001,560
Series 2007:
5.000% 11/01/17	1,230,000	1,309,470
5.000% 11/01/18	1,000,000	1,046,150
SC Spartanburg County Health Services District
Series 2008 A,
Insured: AGO:
5.000% 04/15/18	500,000	529,740
5.000% 04/15/19	1,225,000	1,276,058
Hospitals Total		28,518,290
Health Care Total		33,114,385
Housing – 0.7%
Single-Family – 0.7%
SC Housing Finance & Development Authority
Series 2010,
5.000% 01/01/28	995,000	1,063,148
Single-Family Total		1,063,148
Housing Total		1,063,148

See Accompanying Notes to Financial Statements.

8

Columbia South Carolina Intermediate Municipal Bond Fund

March 31, 2011

Municipal Bonds (continued)
	Par ($)	Value ($)
Industrials – 1.6%
Forest Products & Paper – 1.6%
SC Georgetown County
International Paper Co.:
Series 1997 A, AMT,
5.700% 10/01/21	500,000	491,490
Series 1999 A,
5.125% 02/01/12	2,000,000	2,046,640
Forest Products & Paper Total		2,538,130
Industrials Total		2,538,130
Other – 2.9%
Refunded/Escrowed (a) – 2.9%
SC Lexington County Health Services District
Lexington Medical Center,
Series 2003,
Pre-refunded 11/01/13,
5.500% 11/01/23	2,000,000	2,242,580
SC Lexington Water & Sewer Authority
Series 1997,
Pre-refunded 10/01/14,
Insured: RAD
5.450% 04/01/19	2,000,000	2,226,380
Refunded/Escrowed Total		4,468,960
Other Total		4,468,960
Resource Recovery – 1.0%
Disposal – 1.0%
SC Three Rivers Solid Waste Authority
Series 2007:
(b) 10/01/24	1,835,000	815,125
(b) 10/01/25	1,835,000	751,763
Disposal Total		1,566,888
Resource Recovery Total		1,566,888
Tax-Backed – 32.4%
Local Appropriated – 20.0%
SC Berkeley County School District
Securing Assets for Education,
Series 2006:
5.000% 12/01/20	1,000,000	1,029,290
5.000% 12/01/21	2,000,000	2,046,100
5.000% 12/01/22	3,545,000	3,604,910

	Par ($)	Value ($)
SC Charleston County
Certificates of Participation,
Series 2005,
Insured: NPFGC
5.125% 06/01/17	1,470,000	1,606,195
SC Charleston Educational Excellence Financing Corp.
Series 2006,
5.000% 12/01/19	2,000,000	2,145,040
SC Fort Mill School Facilities Corp.
Series 2006,
5.000% 12/01/17	2,900,000	3,102,623
SC Greenville County School District
Series 2003,
5.250% 12/01/16	2,625,000	2,826,574
Series 2006:
5.000% 12/01/27	1,300,000	1,295,541
Insured: AGMC
5.000% 12/01/15	500,000	561,945
SC Hilton Head Island Public Facilities Corp.
Series 2006,
Insured: NPFGC
5.000% 08/01/14	1,600,000	1,783,312
SC Newberry Investing in Children's Education
Series 2005,
5.250% 12/01/15	1,265,000	1,383,999
SC South Carolina Association of Governmental Organizations Educational Facilities Corp.
Colleton School District,
Series 2006,
Insured: AGO
5.000% 12/01/14	1,325,000	1,447,867
Pickens School District,
Series 2006,
Insured: AGMC:
5.000% 12/01/23	5,000,000	5,127,050
5.000% 12/01/24	2,000,000	2,038,680
SC Sumter Two School Facilities, Inc.
Series 2007,
Insured: AGO
5.000% 12/01/17	1,000,000	1,108,260
Local Appropriated Total		31,107,386
Local General Obligations – 6.4%
SC Anderson County School District No. 004
Series 2006,
Insured: AGMC
5.250% 03/01/19	1,115,000	1,227,203

See Accompanying Notes to Financial Statements.

9

Columbia South Carolina Intermediate Municipal Bond Fund

March 31, 2011

Municipal Bonds (continued)
	Par ($)	Value ($)
SC Charleston County
Series 2009 A:
5.000% 08/01/23	2,000,000	2,191,960
5.000% 08/01/24	2,000,000	2,171,740
SC Spartanburg County School District No. 007
Series 2001:
5.000% 03/01/18	2,000,000	2,252,980
5.000% 03/01/21	1,940,000	2,102,339
Local General Obligations Total		9,946,222
Special Non-Property Tax – 4.7%
PR Commonwealth of Puerto Rico Highway & Transportation Authority
Series 2003 AA,
Insured: NPFGC
5.500% 07/01/18	1,100,000	1,140,799
Series 2005 BB,
Insured: AMBAC
5.250% 07/01/17	1,080,000	1,113,243
PR Commonwealth of Puerto Rico Infrastructure Financing Authority
Series 2005 C,
Insured: FGIC
5.500% 07/01/20	1,200,000	1,223,412
SC Greenville
Series 2011,
Insured: AGO
5.000% 04/01/21	1,290,000	1,378,997
SC Hilton Head Island Public Facilities Corp.
Stormwater System,
Series 2002,
Insured: NPFGC
5.250% 12/01/16	1,440,000	1,535,213
VI Virgin Islands Public Finance Authority
Series 2010 A,
5.000% 10/01/25	1,060,000	1,014,144
Special Non-Property Tax Total		7,405,808
State General Obligations – 1.3%
SC State
Series 2010 B,
5.000% 04/01/23	1,775,000	1,970,356
State General Obligations Total		1,970,356
Tax-Backed Total		50,429,772

	Par ($)	Value ($)
Transportation – 6.1%
Airports – 1.7%
SC Horry County
Myrtle Beach International Airport,
Series 2010 A:
5.000% 07/01/18	1,315,000	1,387,654
5.000% 07/01/20	1,150,000	1,175,990
Airports Total		2,563,644
Ports – 1.0%
SC Ports Authority
Series 2010:
5.000% 07/01/16	500,000	547,455
5.250% 07/01/23	1,000,000	1,041,180
Ports Total		1,588,635
Transportation – 3.4%
SC Transportation Infrastructure Bank
Series 2005 A,
Insured: AMBAC
5.250% 10/01/20	4,880,000	5,334,767
Transportation Total		5,334,767
Transportation Total		9,487,046
Utilities – 25.9%
Investor Owned – 3.7%
SC Jobs-Economic Development Authority
South Carolina Electric & Gas Co.,
Series 2002, AMT,
Insured: AMBAC
4.200% 11/01/12	3,615,000	3,745,140
SC Oconee County
Duke Energy Carolinas LLC,
Series 2009,
3.600% 02/01/17	2,000,000	2,026,540
Investor Owned Total		5,771,680
Joint Power Authority – 6.3%
SC Easley
Series 2011,
Insured: AGO
5.000% 12/01/28	1,000,000	1,005,630
SC Piedmont Municipal Power Agency
Series 2008 A-3,
Insured: AGO:
5.000% 01/01/17	2,000,000	2,173,380
5.000% 01/01/18	3,050,000	3,290,431

See Accompanying Notes to Financial Statements.

10

Columbia South Carolina Intermediate Municipal Bond Fund

March 31, 2011

Municipal Bonds (continued)
	Par ($)	Value ($)
SC Public Service Authority
Series 2009 A,
5.000% 01/01/28	2,000,000	2,050,200
Series 2009 B,
5.000% 01/01/24	1,250,000	1,329,088
Joint Power Authority Total		9,848,729
Municipal Electric – 3.3%
PR Commonwealth of Puerto Rico Electric Power Authority
Series 2007 TT,
5.000% 07/01/20	1,000,000	1,011,690
Series 2010,
5.250% 07/01/25	1,485,000	1,422,348
SC Rock Hill Utility System
Series 2003 A,
Insured: AGMC
5.375% 01/01/19	1,500,000	1,586,850
SC Winnsboro Utility
Series 1999,
Insured: NPFGC
5.250% 08/15/13	1,020,000	1,102,752
Municipal Electric Total		5,123,640
Water & Sewer – 12.6%
SC Beaufort-Jasper Water & Sewer Authority
Series 2006,
Insured: AGMC:
5.000% 03/01/23	1,500,000	1,593,825
4.750% 03/01/25	3,000,000	3,056,190
SC Berkeley County Water & Sewer
Series 2003,
Insured: NPFGC
5.250% 06/01/19	155,000	164,639
Series 2008 A,
Insured: AGMC
5.000% 06/01/21	1,000,000	1,095,830
SC Charleston
Waterworks & Sewer System,
Series 2009 A,
5.000% 01/01/21	2,500,000	2,783,000
SC Columbia
Waterworks & Sewer System,
Series 2005:
Insured: AGMC
5.000% 02/01/23	2,000,000	2,096,480
Insured: AGO
5.000% 02/01/27	1,500,000	1,524,570

	Par ($)	Value ($)
SC Mount Pleasant
Waterworks & Sewer System,
Series 2002,
Insured: NPFGC
5.250% 12/01/18	1,270,000	1,336,523
SC North Charleston Sewer District
Series 2002,
Insured: AGMC
5.500% 07/01/17	3,040,000	3,231,794
SC Renewable Water Resources
Series 2010 A,
5.000% 01/01/20	1,500,000	1,652,790
SC Western Carolina Regional Sewer Authority
Series 2005 B,
Insured: AGMC
5.250% 03/01/19	1,000,000	1,140,690
Water & Sewer Total		19,676,331
Utilities Total		40,420,380
Total Municipal Bonds (cost of $147,262,286)		149,766,370
Investment Companies – 2.0%
	Shares
BofA Tax-Exempt Reserves,
Capital Class (7 day yield of 0.110%) (c)	1,641,470	1,641,470
Dreyfus Tax-Exempt Cash
Management Fund (7 day yield of 0.080%)	1,505,458	1,505,458
Total Investment Companies (cost of $3,146,928)		3,146,928
Total Investments – 98.1% (cost of $150,409,214) (d)		152,913,298
Other Assets & Liabilities, Net – 1.9%		2,978,549
Net Assets – 100.0%		155,891,847

See Accompanying Notes to Financial Statements.

11

Columbia South Carolina Intermediate Municipal Bond Fund

March 31, 2011

Notes to Investment Portfolio:

(a)  The Fund has been informed that each issuer has placed direct obligations of the U.S. Government in an irrevocable trust, solely for the payment of principal and interest.

(b)  Zero coupon bond.

(c)  Investments in affiliates during the year ended March 31, 2011:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
BofA Tax-Exempt Reserves, Capital Class (7 day yield of 0.110%)	$1,000	$4,219,068	$1,834,000	$176	$—

  As of May 1, 2010, this company was no longer an affiliate of the Fund. The table above reflects activity for the period from April 1, 2010 through April 30, 2010.

(d)  Cost for federal income tax purposes is $150,216,095.

  Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

  The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

  Fair value inputs are summarized in the three broad levels listed below:

• Level 1—Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

• Level 2—Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

• Level 3—Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

  Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

  Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund's investments as of March 31, 2011:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Total Municipal Bonds	$—	$149,766,370	$—	$149,766,370
Total Investment Companies	3,146,928	—	—	3,146,928
Total Investments	$3,146,928	$149,766,370	$—	$152,913,298

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through its correlation to prices and information from market transactions for similar or identical assets.

There were no significant transfers of financial assets between Levels 1 and 2 during the period.

At March 31, 2011, the composition of the Fund by revenue source is as follows:

Holdings by Revenue Source (Unaudited)	% of Net Assets
Tax-Backed	32.4
Utilities	25.9
Health Care	21.2
Transportation	6.1
Education	4.3
Other	2.9
Industrials	1.6
Resource Recovery	1.0
Housing	0.7
96.1
Investment Companies	2.0
Other Assets & Liabilities, Net	1.9
100.0

Acronym	Name
AGMC	Assured Guaranty Municipal Corp.

AGO	Assured Guaranty Ltd.

AMBAC	Ambac Assurance Corp.

AMT	Alternative Minimum Tax

FGIC	Financial Guaranty Insurance Co.

GTY AGMT	Guaranty Agreement

NPFGC	National Public Finance Guarantee Corp.

RAD	Radian Asset Assurance, Inc.

See Accompanying Notes to Financial Statements.

12

Statement of Assets and Liabilities – Columbia South Carolina Intermediate Municipal Bond Fund
March 31, 2011

		($)
Assets	Investments, at identified cost	150,409,214
	Investments, at value	152,913,298
	Cash	925
	Receivable for:
	Investments sold	1,651,301
	Fund shares sold	174,939
	Interest	2,018,376
	Expense reimbursement due from Investment Manager	44,527
	Prepaid expenses	286
	Total Assets	156,803,652
Liabilities	Payable for:
	Fund shares repurchased	240,890
	Distributions	414,559
	Investment advisory fee	53,879
	Administration fee	15,019
	Pricing and bookkeeping fees	7,198
	Transfer agent fee	31,261
	Trustees' fees	74,857
	Audit fee	29,649
	Custody fee	2,000
	Distribution and service fees	12,694
	Chief compliance officer expenses	250
	Other liabilities	29,549
	Total Liabilities	911,805
	Net Assets	155,891,847
Net Assets Consist of	Paid-in capital	153,133,585
	Undistributed net investment income	1,123,082
	Accumulated net realized loss	(868,904)
	Net unrealized appreciation (depreciation) on investments	2,504,084
	Net Assets	155,891,847
Class A	Net assets	$18,513,482
	Shares outstanding	1,837,213
	Net asset value per share	$10.08	(a)
	Maximum sales charge	3.25%
	Maximum offering price per share ($10.08/0.9675)	$10.42	(b)
Class B	Net assets	$246,206
	Shares outstanding	24,421
	Net asset value and offering price per share	$10.08	(a)
Class C	Net assets	$10,031,187
	Shares outstanding	994,798
	Net asset value and offering price per share	$10.08	(a)
Class Z	Net assets	$127,100,972
	Shares outstanding	12,608,401
	Net asset value, offering and redemption price per share	$10.08

(a)  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)  On sales of $100,000 or more the offering price is reduced.

See Accompanying Notes to Financial Statements.

13

Statement of Operations – Columbia South Carolina Intermediate Municipal Bond Fund
For the Year Ended March 31, 2011

		($)
Investment Income	Interest	7,393,059
	Dividends	2,648
	Dividends from affiliates	176
	Total investment income	7,395,883
Expenses	Investment advisory fee	703,827
	Administration fee	199,538
	Distribution fee:
	Class B	6,485
	Class C	74,007
	Service fee:
	Class B	2,172
	Class C	24,669
	Distribution and service fees:
	Class A	53,254
	Transfer agent fee	94,335
	Pricing and bookkeeping fees	76,745
	Trustees' fees	32,523
	Custody fee	13,511
	Chief compliance officer expenses	1,171
	Other expenses	106,784
	Total Expenses	1,389,021
	Fees waived or expenses reimbursed by Investment Manager	(260,021)
	Expense reductions	(7)
	Net Expenses	1,128,993
	Net Investment Income	6,266,890
Net Realized and Unrealized Gain (Loss) on Investments	Net realized gain on investments	1,946,509
	Net change in unrealized appreciation (depreciation) investments	(3,484,580)
	Net Loss	(1,538,071)
	Net Increase Resulting from Operations	4,728,819

See Accompanying Notes to Financial Statements.

14

Statement of Changes in Net Assets – Columbia South Carolina Intermediate
Municipal Bond Fund

		Year Ended March 31,
Increase (Decrease) in Net Assets		2011 ($)	2010 ($)
Operations	Net investment income	6,266,890	7,215,833
	Net realized gain (loss) on investments and futures contracts	1,946,509	(1,425)
	Net change in unrealized appreciation (depreciation) on investments	(3,484,580)	6,852,647
	Net increase resulting from operations	4,728,819	14,067,055
Distributions to Shareholders	From net investment income:
	Class A	(725,948)	(788,201)
	Class B	(23,049)	(43,672)
	Class C	(261,647)	(204,902)
	Class Z	(5,256,247)	(6,179,058)
	Total distributions to shareholders	(6,266,891)	(7,215,833)
	Net Capital Stock Transactions	(28,142,285)	(25,872,504)
	Total decrease in net assets	(29,680,357)	(19,021,282)
Net Assets	Beginning of period	185,572,204	204,593,486
	End of period	155,891,847	185,572,204
	Undistributed net investment income at end of period	1,123,082	1,119,407

See Accompanying Notes to Financial Statements.

15

Statement of Changes in Net Assets (continued) – Columbia South Carolina Intermediate
Municipal Bond Fund

	Capital Stock Activity
	Year Ended March 31, 2011		Year Ended March 31, 2010
	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	425,661	4,369,782	452,624	4,557,470
Distributions reinvested	28,453	292,547	34,175	346,148
Redemptions	(988,465)	(10,313,460)	(540,186)	(5,413,883)
Net decrease	(534,351)	(5,651,131)	(53,387)	(510,265)
Class B
Subscriptions	183	1,904	4,052	40,272
Distributions reinvested	1,132	11,664	2,997	30,312
Redemptions	(92,375)	(944,122)	(92,474)	(935,553)
Net decrease	(91,060)	(930,554)	(85,425)	(864,969)
Class C
Subscriptions	218,107	2,243,051	360,994	3,661,805
Distributions reinvested	10,407	107,061	8,931	90,549
Redemptions	(147,265)	(1,511,610)	(80,493)	(820,500)
Net increase	81,249	838,502	289,432	2,931,854
Class Z
Subscriptions	2,393,454	24,761,171	2,791,722	28,125,140
Distributions reinvested	31,046	319,327	34,920	352,958
Redemptions	(4,651,717)	(47,479,600)	(5,523,432)	(55,907,222)
Net decrease	(2,227,217)	(22,399,102)	(2,696,790)	(27,429,124)

See Accompanying Notes to Financial Statements.

16

Financial Highlights – Columbia South Carolina Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class A Shares	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$10.17	$9.84	$10.01	$10.27	$10.25
Income from Investment Operations:
Net investment income (a)	0.35	0.34	0.37	0.39	0.39
Net realized and unrealized gain (loss) on investments and futures contracts	(0.09)	0.33	(0.17)	(0.25)	0.06
Total from investment operations	0.26	0.67	0.20	0.14	0.45
Less Distributions to Shareholders:
From net investment income	(0.35)	(0.34)	(0.37)	(0.38)	(0.38)
From net realized gains	—	—	—	(0.02)	(0.05)
Total distributions to shareholders	(0.35)	(0.34)	(0.37)	(0.40)	(0.43)
Net Asset Value, End of Period	$10.08	$10.17	$9.84	$10.01	$10.27
Total return (b)(c)	2.54%	6.91%	2.09%	1.39%	4.50%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (d)	0.80%	0.78%	0.75%	0.75%	0.75%
Interest expense	—	—	—	—	—	%(e)
Net expenses (d)	0.80%	0.78%	0.75%	0.75%	0.75%
Waiver/Reimbursement	0.15%	0.13%	0.13%	0.15%	0.17%
Net investment income (d)	3.41%	3.39%	3.76%	3.78%	3.77%
Portfolio turnover rate	15%	16%	21%	13%	15%
Net assets, end of period (000s)	$18,513	$24,126	$23,865	$16,007	$17,443

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(c)  Had the Investment Manager and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

(e)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

17

Financial Highlights – Columbia South Carolina Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class B Shares	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$10.18	$9.85	$10.01	$10.27	$10.25
Income from Investment Operations:
Net investment income (a)	0.27	0.27	0.30	0.31	0.31
Net realized and unrealized gain (loss) on investments and futures contracts	(0.09)	0.33	(0.16)	(0.24)	0.07
Total from investment operations	0.18	0.60	0.14	0.07	0.38
Less Distributions to Shareholders:
From net investment income	(0.28)	(0.27)	(0.30)	(0.31)	(0.31)
From net realized gains	—	—	—	(0.02)	(0.05)
Total distributions to shareholders	(0.28)	(0.27)	(0.30)	(0.33)	(0.36)
Net Asset Value, End of Period	$10.08	$10.18	$9.85	$10.01	$10.27
Total return (b)(c)	1.70%	6.12%	1.43%	0.64%	3.72%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (d)	1.55%	1.53%	1.50%	1.50%	1.50%
Interest expense	—	—	—	—	—	%(e)
Net expenses (d)	1.55%	1.53%	1.50%	1.50%	1.50%
Waiver/Reimbursement	0.15%	0.13%	0.13%	0.15%	0.17%
Net investment income (d)	2.65%	2.64%	3.03%	3.03%	3.02%
Portfolio turnover rate	15%	16%	21%	13%	15%
Net assets, end of period (000s)	$246	$1,175	$1,978	$2,268	$2,866

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(c)  Had the Investment Manager and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

(e)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

18

Financial Highlights – Columbia South Carolina Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class C Shares	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$10.18	$9.85	$10.01	$10.28	$10.26
Income from Investment Operations:
Net investment income (a)	0.27	0.27	0.30	0.31	0.31
Net realized and unrealized gain (loss) on investments and futures contracts	(0.10)	0.33	(0.16)	(0.26)	0.07
Total from investment operations	0.17	0.60	0.14	0.05	0.38
Less Distributions to Shareholders:
From net investment income	(0.27)	(0.27)	(0.30)	(0.30)	(0.31)
From net realized gains	—	—	—	(0.02)	(0.05)
Total distributions to shareholders	(0.27)	(0.27)	(0.30)	(0.32)	(0.36)
Net Asset Value, End of Period	$10.08	$10.18	$9.85	$10.01	$10.28
Total return (b)(c)	1.68%	6.11%	1.43%	0.54%	3.72%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (d)	1.55%	1.53%	1.50%	1.50%	1.50%
Interest expense	—	—	—	—	—	%(e)
Net expenses (d)	1.55%	1.53%	1.50%	1.50%	1.50%
Waiver/Reimbursement	0.15%	0.13%	0.13%	0.15%	0.17%
Net investment income (d)	2.65%	2.63%	3.02%	3.03%	3.02%
Portfolio turnover rate	15%	16%	21%	13%	15%
Net assets, end of period (000s)	$10,031	$9,300	$6,146	$5,697	$6,324

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(c)  Had the Investment Manager and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

(e)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

19

Financial Highlights – Columbia South Carolina Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class Z Shares	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$10.18	$9.84	$10.01	$10.27	$10.25
Income from Investment Operations:
Net investment income (a)	0.38	0.37	0.40	0.41	0.41
Net realized and unrealized gain (loss) on investments and futures contracts	(0.10)	0.34	(0.17)	(0.24)	0.07
Total from investment operations	0.28	0.71	0.23	0.17	0.48
Less Distributions to Shareholders:
From net investment income	(0.38)	(0.37)	(0.40)	(0.41)	(0.41)
From net realized gains	—	—	—	(0.02)	(0.05)
Total distributions to shareholders	(0.38)	(0.37)	(0.40)	(0.43)	(0.46)
Net Asset Value, End of Period	$10.08	$10.18	$9.84	$10.01	$10.27
Total return (b)(c)	2.70%	7.28%	2.34%	1.65%	4.76%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (d)	0.55%	0.53%	0.50%	0.50%	0.50%
Interest expense	—	—	—	—	—	%(e)
Net expenses (d)	0.55%	0.53%	0.50%	0.50%	0.50%
Waiver/Reimbursement	0.15%	0.13%	0.13%	0.15%	0.17%
Net investment income (d)	3.65%	3.64%	4.03%	4.03%	4.01%
Portfolio turnover rate	15%	16%	21%	13%	15%
Net assets, end of period (000s)	$127,101	$150,971	$172,604	$170,987	$157,399

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested.

(c)  Had the Investment Manager and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

(e)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

20

Notes to Financial Statements – Columbia South Carolina Intermediate Municipal Bond Fund
March 31, 2011

Note 1. Organization

Columbia South Carolina Intermediate Municipal Bond Fund (the Fund), a series of Columbia Funds Series Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust.

After the close of business on April 30, 2010, Ameriprise Financial, Inc. (Ameriprise Financial) acquired a portion of the asset management business of Columbia Management Group, LLC (the Transaction), including the business of managing the Fund. In connection with the closing of the Transaction (the Closing), RiverSource Investments, LLC, a wholly owned subsidiary of Ameriprise Financial, became the investment manager of the Fund and changed its name to Columbia Management Investment Advisers, LLC (the Investment Manager).

Investment Objective

The Fund seeks current income exempt from U.S. federal income tax and South Carolina individual income tax, consistent with moderate fluctuation of principal.

Fund Shares

The Trust has unlimited authorized shares of beneficial interest. The Fund offers Class A, Class B, Class C and Class Z shares. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 3.25% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18 months after purchase.

The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of other funds within the Columbia Family of Funds. Class B shares are subject to a maximum CDSC of 3.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class Z shares are not subject to sales charges and are available only to certain investors, as described in the Fund's Prospectus.

Note 2. Summary of Significant Accounting Policies

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Trust's Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Investments in other open-end investment companies are valued at net asset value.

Investments for which market quotations are not readily available, or that have quotations which the Investment Manager believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, the Investment Manager may use assumptions including but not limited to future

21

Columbia South Carolina Intermediate Municipal Bond Fund, March 31, 2011

cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on the accrual basis. Market premium and discount are amortized and accreted, respectively, on all debt securities, unless otherwise noted. Original issue discount is accreted to interest income over the life of the security with a corresponding increase in the cost basis, if any.

Dividend income is recorded on the ex-date.

Expenses

General expenses of the Trust are allocated to the Fund and other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to a specific class of shares are charged to that share class. Expenses directly attributable to the Fund are charged to the Fund.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses which are charged directly to a share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis for purposes of determining the net asset value of each class. Income and expenses are allocated to each class based on the settled shares method, while realized and unrealized gains (losses) are allocated based on the relative net assets of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax exempt or taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fee

Under an Investment Management Services Agreement (IMSA), the Investment Manager determines which securities will be purchased, held or sold. The management fee is equal to a percentage of the Fund's average daily net assets that declines from 0.40% to 0.27% as the Fund's net assets increase.

Prior to the Closing, Columbia Management Advisors, LLC (Columbia), an indirect, wholly owned subsidiary of Bank of America Corporation (BOA), provided investment management services to the Fund under the same fee structure. The effective management fee rate for the year ended March 31, 2011, was 0.40% of the Fund's average daily net assets.

Administration Fee

Effective upon the Closing, the Investment Manager provides administration and accounting services to the Fund under an Administrative Services Agreement, including services previously performed under the Pricing and Bookkeeping Oversight and Services Agreement (the Services Agreement) as discussed in the Pricing and Bookkeeping Fees note below. The Fund pays an annual administration fee equal to 0.15% of the Fund's average daily net assets less the fees payable by the Fund as described under the Pricing and Bookkeeping Fees note below. Prior to the Closing, Columbia provided administrative services to the Fund at the same fee rates.

22

Columbia South Carolina Intermediate Municipal Bond Fund, March 31, 2011

Pricing and Bookkeeping Fees

Prior to the Closing, the Fund entered into a Financial Reporting Services Agreement (the Financial Reporting Services Agreement) with State Street Bank and Trust Company (State Street) and Columbia pursuant to which State Street provides financial reporting services to the Fund. The Fund also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the State Street Agreements) with State Street and Columbia pursuant to which State Street provides accounting services to the Fund. Upon the Closing, Columbia assigned and delegated its rights and obligations under the State Street Agreements to the Investment Manager. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimburses State Street for certain out-of-pocket expenses and charges.

Also prior to the Closing, the Fund entered into the Services Agreement with Columbia. Under the Services Agreement, Columbia provided services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provided oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimbursed Columbia for out-of-pocket expenses and charges, including fees payable to third parties, such as for pricing the Fund's portfolio securities, incurred by Columbia in the performance of services under the Services Agreement. The Services Agreement was terminated upon the Closing. These services are now provided under the Administrative Services Agreement discussed above.

Transfer Agent Fee

In connection with the Closing, RiverSource Service Corporation, a wholly owned subsidiary of Ameriprise Financial, provides transfer agency services to the Fund under a Transfer Agency Agreement and changed its name to Columbia Management Investment Services Corp. (the Transfer Agent). The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Fund for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Fund that is a percentage of the average aggregate value of the Fund's shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of pocket fees). The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of -pocket expenses.

Prior to the Closing, Columbia Management Services, Inc., an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provided transfer agency services to the Fund and contracted with BFDS to serve as sub-transfer agent, under the same fee structure.

For the year ended March 31, 2011, the Fund's effective transfer agent fee rate for each class was 0.05% of the Fund's average daily net assets.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions on the Statement of Operations. For the year ended March 31, 2011, no minimum account balance fees were charged by the Fund.

Underwriting Discounts, Service and Distribution Fees

In connection with the Closing, RiverSource Fund Distributors, Inc., an indirect wholly owned subsidiary of Ameriprise Financial, provides distribution and shareholder services to the Fund and changed its name to Columbia Management Investment Distributors, Inc. (the Distributor). Pursuant to Rule 12b-1 under the 1940 Act, the Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

The Plans require the payment of a combined distribution and shareholder servicing fee for the Class A shares of the Fund. The Plans also require the payment of a monthly shareholder servicing fee and distribution fee for the Class B and Class C shares of the Fund. A substantial portion of the expenses incurred pursuant to these plans is

23

Columbia South Carolina Intermediate Municipal Bond Fund, March 31, 2011

paid to affiliates of the Distributor. The annual rates in effect and plan limits, as a percentage of average daily net assets, are as follows:

	Current Rate	Plan Limit
Class A Combined Distribution and Shareholder Servicing Plan	0.25%	0.25%
Class B and Class C Shareholder Servicing Plans	0.25%	0.25%
Class B and Class C Distribution Plans	0.75%	0.75%

Prior to the Closing, Columbia Management Distributors, Inc., an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, was the principal underwriter of the Fund's shares. There were no changes to the underwriting discount structure of the Fund or the service or distribution fee rates paid by the Fund as a result of the Transaction.

Sales Charges

Sales charges, including front-end and CDSC's, received by the Distributor for distributing Fund shares were $5,681 for Class A, $1,500 for Class B and $404 for Class C shares for the year ended March 31, 2011.

Fee Waivers and Expense Reimbursements

The Investment Manager has voluntarily agreed to bear a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, do not exceed 0.55% of the Fund's average daily net assets on an annualized basis. The Investment Manager, in its discretion, may revise or discontinue this arrangement at any time. Prior to May 1, 2010, Columbia voluntarily reimbursed a portion of the Fund's expenses in the same manner.

The Investment Manager is entitled to recover from the Fund any fees waived and/or expenses reimbursed for a three year period following the date of such fee waiver and/or reimbursement under these arrangements if such recovery does not cause the Fund's expenses to exceed the expense limitations in effect at the time of recovery. Prior to May 1, 2010, Columbia was entitled to recover fees waived and/or expenses reimbursed from the Fund in the same manner. At March 31, 2011, the amounts potentially recoverable pursuant to this arrangement were as follows:

Amount of potential recovery expiring March 31,			Total potential	Amount expired	Amount recovered during the year ended
2014	2013	2012	recovery	3/31/11	3/31/11
$260,021	$247,880	$267,234	$775,135	$273,304	$—

Effective May 1, 2011, the Investment Manager has eliminated the fee recoupment provisions detailed above.

Fees Paid to Officers and Trustees

In connection with the Closing, all officers of the Fund are employees of the Investment Manager or its affiliates and, with the exception of the Fund's Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year. Prior to the Closing, all officers of the Fund were employees of Columbia or its affiliates and the Fund paid its pro-rata share of the expenses for the Chief Compliance Officer under the same fee structure.

Trustees are compensated for their services to the Fund, as set forth on the Statement of Operations. The Trust's eligible Trustees may participate in a non-qualified deferred compensation plan which may be terminated at any time. Any payments to plan participants are paid solely out of the Fund's assets. Income earned on the plan participant's deferral account is based on the rate of return of the eligible mutual funds selected by the participant or, if no funds are selected, on the rate of return of Columbia Money Market Fund (formerly known as RiverSource Cash Management Fund). Prior to the Closing, if no funds were selected, income earned on the plan participant's deferral account was based on the rate of return of BofA Treasury Reserves. Trustees' fees deferred during the current period as well as any gains or losses on the trustees' deferred compensation balances as a result of market fluctuations are included in "Trustees' fees" on the Statement of Operations.

24

Columbia South Carolina Intermediate Municipal Bond Fund, March 31, 2011

Liabilities under the deferred compensation plan are included in "Trustees' fees" on the Statement of Assets and Liabilities.

Other

Prior to the Closing, the Fund made daily investments of cash balances in BofA Tax-Exempt Reserves, formerly an affiliated open-ended investment company of Columbia, pursuant to an exemptive order received from the Securities and Exchange Commission. The income earned prior to the Closing by the Fund from such investments is included as Dividends from affiliates on the Statement of Operations. As an investing Fund, the Fund was indirectly allocated its proportionate share of the expenses of BofA Tax-Exempt Reserves.

Note 4. Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as part of expense reductions on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement. For the year ended March 31, 2011, these custody credits reduced total expenses by $7 for the Fund.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated $25,162,140 and $56,269,117, respectively, for the year ended March 31, 2011.

Note 6. Shareholder Concentration

As of March 31, 2011, one shareholder account owned 72.3% of the outstanding shares of the Fund. Purchase and redemption activity of this account may have a significant effect on the operations of the Fund.

Note 7. Line of Credit

Prior to March 28, 2011, the Fund and other affiliated funds participated in a $280,000,000 committed, unsecured revolving line of credit provided by State Street. Effective March 28, 2011, the commitment was reduced to $225,000,000. The maximum amount that may be borrowed by any fund is limited to the lesser of $200,000,000 and the Fund's borrowing limit set forth in the Fund's registration statement. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Effective October 14, 2010, interest is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 1.25% or the overnight LIBOR Rate plus 1.25%. In addition, a commitment fee of 0.125% per annum is accrued and apportioned among the participating funds pro rata based on their relative net assets.

Prior to October 14, 2010, interest was charged to each participating fund at the same rates. In addition, a commitment fee of 0.15% per annum was accrued and apportioned among the participating funds pro rata based on their relative net assets.

For the year ended March 31, 2011, the Fund did not borrow under these arrangements.

Note 8. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended March 31, 2011, permanent book and tax basis differences resulting primarily from differing treatments for market discount adjustments were identified and reclassified among the components of the Fund's net assets as follows:

Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-In Capital
$3,676	$(3,676)	$—

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended March 31, 2011 and March 31, 2010 was as follows:

	March 31,
Distributions paid from:	2011	2010
Tax-Exempt Income	$6,193,303	$7,126,807
Ordinary Income*	$73,588	89,026

*  For tax purposes short-term capital gain distributions, if any, are considered ordinary income distributions.

25

Columbia South Carolina Intermediate Municipal Bond Fund, March 31, 2011

As of March 31, 2011, the components of distributable earnings on a tax basis were as follows:

Undistributed Tax-Exempt Income	Undistributed Long-Term Capital Gains	Net Unrealized Appreciation*
$1,344,524	$—	$2,697,203

*  The differences between book-basis and tax-basis net unrealized appreciation are primarily due to outstanding basis on market discount securities.

Unrealized appreciation and depreciation at March 31, 2011, based on cost of investments for federal income tax purposes were:

Unrealized appreciation	$4,037,309
Unrealized depreciation	(1,340,106)
Net unrealized appreciation	$2,697,203

The following capital loss carryforwards may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Capital Loss Carryforwards
2018	$868,905

Capital loss carryforwards of $1,942,832 were utilized during the year ended March 31, 2011.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 9. Significant Risks and Contingencies

Sector Focus Risk

The Fund may focus its investments in certain sectors, subjecting it to greater risk than a fund that is less focused.

Geographic Concentration Risk

Securities issued by a particular state and its instrumentalities are subject to the risk of unfavorable developments in such state. The value of Fund shares may be more volatile than the value of shares of funds that invest in municipal securities of issuers in more than one state, as unfavorable developments have the potential to impact more significantly the Fund than funds that invest in municipal securities of many different states. A municipal security can be significantly affected by adverse tax, legislative, demographic or political changes as well as changes in the state's financial or economic condition and prospects.

The Fund's municipal holdings may include obligations of issuers that rely in whole or in part for payment of interest and principal on state specific revenues, real property taxes, revenues from particular institutions, such as healthcare institutions, or obligations secured by mortgages on real property. Consequently, the impact of changes in state law or regulations or the economic conditions in a particular state should be considered. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry or region.

Concentration of Credit Risk

The Fund holds investments that are insured by private insurers who guarantee the payment of principal and interest in the event of default or that are supported by a letter of credit. At March 31, 2011, Assured Guaranty Municipal Corp., which is rated AA+ by Standard & Poor's, insured 25.0% of the Fund's total net assets.

Tax Development Risk

The Fund purchases municipal securities whose interest, in the opinion of bond counsel, is free from federal income tax. There is no assurance that the Internal Revenue Service (IRS) will agree with this opinion. In the event the IRS determines that an issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued. As a shareholder of the Fund, you may be required to file an amended tax return as a result.

Note 10. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted below, there were no items requiring adjustment of the financial statements or additional disclosure.

26

Columbia South Carolina Intermediate Municipal Bond Fund, March 31, 2011

Effective May 16, 2011, the line of credit commitment with State Street was reduced to $150,000,000, and the maximum amount that may be borrowed by any fund was limited to the lesser of $120,000,000 and the Fund's borrowing limit set forth in the Fund's registration statement.

Note 11. Information Regarding Pending and Settled Legal Proceedings

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit's decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On December 9, 2010, the District Court reinstated its July 9, 2007 summary judgment order in favor of the defendants. On January 10, 2011, plaintiffs filed a notice of appeal with the Eighth Circuit.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

27

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust and the Shareholders of Columbia South Carolina Intermediate Municipal Bond Fund

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia South Carolina Intermediate Municipal Bond Fund (the "Fund") (a series of Columbia Funds Series Trust) at March 31, 2011, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
May 20, 2011

28

Federal Income Tax Information (Unaudited) – Columbia South Carolina Intermediate Municipal Bond Fund

For the fiscal year ended March 31, 2011, 98.83% of distributions made from net investment income of the Fund qualifies as exempt interest dividends for federal income tax purposes. A portion of the income may be subject to federal alternative minimum tax.

The Fund will notify shareholders in January 2012 of amounts for use in preparing 2011 income tax returns.

29

Fund Governance

The Trustees serve terms of indefinite duration. The names, addresses and birth years of the Trustees and Officers of the Funds in the Columbia Funds Series Trust, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Series Trust.

Independent Trustees

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in the Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Edward J. Boudreau, Jr. (Born 1944)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2005)	Managing Director—E.J. Boudreau & Associates (consulting), from 2000 through current; oversees 41; Trustee—BofA Funds Series Trust.

William P. Carmichael (Born 1943)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1999)	Retired; oversees 41; Director—Cobra Electronics Corporation (electronic equipment manufacturer); Director—McMoRan Exploration Company (oil and gas exploration and development); Director—The Finish Line (athletic shoes and apparel); Trustee—BofA Funds Series Trust.

William A. Hawkins (Born 1942)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2005)	Managing Director—Overton Partners (financial consulting), August 2010 to present; President and Chief Executive Officer—California General Bank, N.A., from January 2008 through August 2010; oversees 41; Trustee—BofA Funds Series Trust.

R. Glenn Hilliard (Born 1943)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2005)	Chairman and Chief Executive Officer—Hilliard Group LLC (investing and consulting), from April 2003 through current; oversees 41; Trustee—BofA Funds Series Trust.

John J. Nagorniak (Born 1944)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2008)	Retired; President and Director—Foxstone Financial, Inc. (consulting), 2000 through December 2007; Director—Mellon Financial Corporation affiliates (investing), 2000 through 2007; Chairman—Franklin Portfolio Associates (investing—Mellon affiliate), 1982 through 2007; oversees 41; Director—MIT Investment Company; Trustee—MIT 401k Plan Trustee—Research Foundation of CFA Institute; Trustee—BofA Funds Series Trust.

30

Fund Governance (continued)

Independent Trustees (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in the Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Minor M. Shaw (Born 1947)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2003)	President—Micco Corporation and Mickel Investment Group; oversees 41; Board Member—Piedmont Natural Gas; Trustee—BofA Funds Series Trust.

Interested Trustee

Anthony M. Santomero[1] (Born 1946)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2008)	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, from 2002 through current; Senior Advisor—McKinsey & Company (consulting), July 2006 through January 2008; President and Chief Executive Officer—Federal Reserve Bank of Philadelphia, July 2000 through April 2006; oversees 41; Director—Renaissance Reinsurance Ltd; Trustee—Penn Mutual Life Insurance Company; Director—Citigroup, Inc.; Director—Citibank, N.A.; Trustee—BofA Funds Series Trust.

1  Dr. Santomero is currently deemed by the Columbia Funds to be an "interested person" (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup, Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Columbia Funds or other funds or accounts advised/managed by Columbia Management Investment Advisers, LLC.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 800-345-6611.

Officers

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
J. Kevin Connaughton (Born 1964)

225 Franklin Street Boston, MA 02110 President (since 2009)	Senior Vice President and General Manager—Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds, since 2009, and RiverSource Funds, since May 2010 (previously Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009, Treasurer, Columbia Funds, from October 2003 to May 2008, and senior officer of various other affiliated funds since 2000); Managing Director, Columbia Management Advisors, LLC from December 2004 to April 2010.

Michael G. Clarke (Born 1969)

225 Franklin Street Boston, MA 02110 Treasurer (since 2011) and Chief Financial Officer (since 2009)	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

31

Fund Governance (continued)

Officers (continued)

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
Scott R. Plummer (Born 1959)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President and Chief Legal Officer (since 2010)	Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel—Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel—Asset Management, from 2005 to April 2010, and Vice President—Asset Management Compliance from 2004 to 2005); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; Vice President, General Counsel and Secretary, RiverSource Funds, since December 2006; Senior Vice President, Secretary and Chief Legal Officer, Columbia Funds, since May 2010.

Linda J. Wondrack (Born 1964)

225 Franklin Street Boston, MA 02110 Senior Vice President and Chief Compliance Officer (since 2007)	Vice President and Chief Compliance Officer, Columbia Management Investment Advisers, LLC since May 2010; Chief Compliance Officer, Columbia Funds, since 2007, and RiverSource Funds, since May 2010; Director (Columbia Management Group, LLC and Investment Product Group Compliance), Bank of America, from June 2005 to April 2010.

William F. Truscott (Born 1960)

53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2010)	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010 (previously President, Chairman of the Board and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President—U.S. Asset Management and Chief Investment Officer from 2005 to April 2010, and Senior Vice President—Chief Investment Officer, from 2001 to 2005); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director, Columbia Management Investment Distributors, Inc. since May 2010 (previously Chairman of the Board and Chief Executive Officer from 2008 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006.

Colin Moore (Born 1958)

225 Franklin Street Boston, MA 02110 Senior Vice President (since 2010)	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer of Columbia Management Advisors, LLC from 2007 to April 2010; Head of Equities, Columbia Management Advisors, LLC from 2002 to 2007.

Michael A. Jones (Born 1959)

225 Franklin Street Boston, MA 02110 Senior Vice President (since 2010)	President and Director, Columbia Management Investment Advisers, LLC since May 2010; President and Director, Columbia Management Investment Distributors, Inc. since May 2010; Manager, Chairman, Chief Executive Officer and President, Columbia Management Advisors, LLC from 2007 to April 2010; Chief Executive Officer, President and Director, Columbia Management Distributors, Inc. from November 2006 to April 2010; previously, co-president and senior managing director at Robeco Investment Management.

32

Fund Governance (continued)

Officers (continued)

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
Christopher O. Petersen (Born 1970)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Secretary (since 2011)	Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel from April 2004 to January 2010); Assistant Secretary of RiverSource Funds since January 2007.

Amy Johnson (Born 1965)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President (since 2010)	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, from 2009 until April 2010, Vice President—Asset Management and Trust Company Services, from 2006 to 2009, and Vice President—Operations and Compliance from 2004 to 2006).

Joseph F. DiMaria (Born 1968)

225 Franklin Street Boston, MA 02110 Vice President (since 2011) and Chief Accounting Officer (since 2008)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC from January 2006 to April 2010; Head of Tax/Compliance and Assistant Treasurer, Columbia Management Advisors, LLC, from November 2004 to December 2005.

Paul B. Goucher (Born 1968)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Treasurer (since 2010)	Vice President and Chief Counsel of Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel from November 2008 to January 2010); Director, Managing Director and General Counsel of J. & W. Seligman & Co. Incorporated (Seligman) from July 2008 to November 2008 and Managing Director and Associate General Counsel of Seligman from January 2005 to July 2008.

Michael E. DeFao (Born 1968)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Treasurer (since 2011)	Vice President and Chief Counsel, Ameriprise Financial since May 2010; Associate General Counsel Bank of America from June 2005 to April 2010.

Stephen T. Welsh (Born 1957)

225 Franklin Street Boston, MA 02110 Vice President (since 2006)	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc. from July 2004 to April 2010; Managing Director, Columbia Management Distributors, Inc. from August 2007 to April 2010.

33

Shareholder Meeting Results

At a Joint Special Meeting of Shareholders held on February 15, 2011, shareholders of the series of Columbia Funds Series Trust, including the Fund, elected each of the nominees for trustees to the Board of Trustees of Columbia Funds Series Trust, each to hold office for an indefinite term, as follows:

Trustee	Votes For	Votes Withheld	Abstentions
Kathleen Blatz	2,145,636,122	248,012,438	0
Edward J. Boudreau, Jr.	2,145,430,114	248,218,446	0
Pamela G. Carlton	2,145,515,949	248,132,612	0
William P. Carmichael	2,145,038,695	248,609,866	0
Patricia M. Flynn	2,145,843,563	247,804,997	0
William A. Hawkins	2,145,359,401	248,289,160	0
R. Glenn Hilliard	2,145,079,400	248,569,161	0
Stephen R. Lewis, Jr.	2,145,092,209	248,556,351	0
John F. Maher	2,145,621,338	248,027,223	0
John J. Nagorniak	2,145,337,494	248,311,067	0
Catherine James Paglia	2,145,615,254	248,033,306	0
Leroy C. Richie	2,145,042,120	248,606,441	0
Anthony M. Santomero	2,145,088,174	248,560,386	0
Minor M. Shaw	2,145,430,762	248,217,798	0
Alison Taunton-Rigby	2,145,393,384	248,255,177	0
William F. Truscott	2,144,907,223	248,741,338	0

34

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Important Information About This Report

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of Columbia South Carolina Intermediate Municipal Bond Fund.

A description of the policies and procedures that the fund uses to determine how to vote proxies and a copy of the fund's voting records are available (i) at www.columbiamanagement.com, (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
1-800-345-6611

Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Investment Manager

Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110

37

PRSRT STD
U.S. Postage
PAID
Holliston, MA
Permit NO. 20

Columbia South Carolina Intermediate Municipal Bond Fund
P. O. Box 8081
Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit columbiamanagement.com. Read the prospectus carefully before investing. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2011 Columbia Management Investment Advisers, LLC. All rights reserved.

C-1101 A (05/11)

Columbia Virginia Intermediate Municipal Bond Fund

Annual Report for the Period Ended March 31, 2011

Not FDIC insured • No bank guarantee • May lose value

Fund Profile	1

Economic Update	2

Performance Information	4

Understanding Your Expenses	5

Portfolio Manager's Report	6

Investment Portfolio	8

Statement of Assets and Liabilities	15

Statement of Operations	17

Statement of Changes in Net Assets	18

Financial Highlights	20

Notes to Financial Statements	24

Report of Independent Registered Public Accounting Firm	32

Federal Income Tax Information	33

Fund Governance	34

Shareholder Meeting Results	38

Important Information About This Report	41

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

President's Message

Dear Shareholder:

The Columbia Management story began over 100 years ago, and today, we are one of the nation's largest dedicated asset managers. The recent acquisition by Ameriprise Financial, Inc. brings together the talents, resources and capabilities of Columbia Management with those of RiverSource Investments, Threadneedle (acquired by Ameriprise in 2003) and Seligman Investments (acquired by Ameriprise in 2008) to build a best-in-class asset management business that we believe is truly greater than its parts.

RiverSource Investments traces its roots to 1894 when its then newly-founded predecessor, Investors Syndicate, offered a face-amount savings certificate that gave small investors the opportunity to build a safe and secure fund for retirement, education or other special needs. A mutual fund pioneer, Investors Syndicate launched Investors Mutual Fund in 1940. In the decades that followed, its mutual fund products and services lineup grew to include a full spectrum of styles and specialties. More than 110 years later, RiverSource continues to be a trusted financial products leader.

Threadneedle, a leader in global asset management and one of Europe's largest asset managers, offers sophisticated international experience from a dedicated U.K. management team. Headquartered in London, it is named for Threadneedle Street in the heart of the city's financial district, where British investors pioneered international and global investing. Threadneedle was acquired in 2003 and today operates as an affiliate of Columbia Management.

Seligman Investments' beginnings date back to the establishment of the investment firm J. & W. Seligman & Co. in 1864. In the years that followed, Seligman played a major role in the geographical expansion and industrial development of the United States. In 1874, President Ulysses S. Grant named Seligman as fiscal agent for the U.S. Navy—an appointment that would last through World War I. Seligman helped finance the westward path of the railroads and the building of the Panama Canal. The firm organized its first investment company in 1929 and began managing its first mutual fund in 1930. In 2008, J. & W. Seligman & Co. Incorporated was acquired and Seligman Investments became an offering brand of RiverSource Investments, LLC.

We are proud of the rich and distinctive history of these firms, the strength and breadth of products and services they offer, and the combined cultures of pioneering spirit and forward thinking. Together we are committed to providing more for our shareholders than ever before.

> A singular focus on our shareholders
Our business is asset management, so investors are our first priority. We dedicate our resources to identifying timely investment opportunities and provide a comprehensive choice of equity, fixed-income and alternative investments to help meet your individual needs.

> First-class research and thought leadership
We are dedicated to helping you take advantage of today's opportunities and anticipate tomorrow's. We stay abreast of the latest investment trends and ideas, using our collective insight to evaluate events and transform them into solutions you can use.

> A disciplined investment approach
We aren't distracted by passing fads. Our teams adhere to a rigorous investment process that helps ensure the integrity of our products and enables you and your financial advisor to match our solutions to your objectives with confidence.

When you choose Columbia Management, you can be confident that we will take the time to understand your needs and help you and your financial advisor identify the solutions that are right for you. Because at Columbia Management, we don't consider ourselves successful unless you are.

Sincerely,

J. Kevin Connaughton
President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit www.columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2011 Columbia Management Investment Advisers, LLC. All rights reserved.

Fund Profile – Columbia Virginia Intermediate Municipal Bond Fund

Summary

■  For the 12-month period that ended March 31, 2011, the fund's Class A shares returned 2.40% without sales charge.

■  The fund trailed its benchmark, the Barclays Capital 3-15 Year Blend Municipal Bond Index,1 but outdistanced the average return of funds in its peer group, the Lipper Other States Intermediate Municipal Debt Funds Classification.2

■  The fund's focus on Virginia hampered returns against the Barclays index, which is national in scope. The fund's positioning across the maturity spectrum aided performance.

Portfolio Management

James M. D'Arcy has managed the fund since 2010. From 1999 until joining the Investment Manager in May 2010, Mr. D'Arcy was associated with the fund's previous investment adviser as an investment professional.

1The Barclays Capital 3-15 Year Blend Municipal Bond Index tracks the performance of municipal bonds issued after December 31, 1990 with remaining maturities between 2 and 17 years and at least $7 million in principal amount outstanding.

2Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Summary

1-year return as of 03/31/11

+2.40%

Class A shares (without sales charge)

+2.91%

Barclays Capital 3-15 Year Blend Municipal Bond Index

1

Economic Update – Columbia Virginia Intermediate Municipal Bond Fund

Summary

For the 12-month period that ended March 31, 2011

■   Strengthening economic growth and rising interest rates kept a lid on most bond market sectors. The Barclays Capital Aggregate Bond Index delivered modest results. However, high-yield bonds were strong performers, as measured by the JPMorgan Developed BB High Yield Index.

Barclays Aggregate Index	JPMorgan Index

■   The U.S. stock market, as measured by the S&P 500 Index, delivered solid returns, despite a summer 2010 correction. Foreign stock market returns were also positive, as measured by the MSCI EAFE Index (Net).

S&P Index	MSCI Index

The U.S. economy continued to expand at a solid but uneven pace over the past 12 months, as measured by gross domestic product (GDP). Although lackluster second quarter 2010 GDP growth raised fears that the economy was losing steam and might lapse back into recession, the pace picked up in the third quarter of 2010, inspiring confidence among consumers, businesses and investors. GDP expanded by 2.6% in the third quarter and 3.1% in the fourth quarter. With the Federal Reserve Board (the Fed) providing additional monetary stimulus to shore up economic growth and the extension of key tax cuts for the next two years, expectations are for continued growth in 2011. However, early estimates of first quarter 2011 growth place it just under 2.0%, a disappointment after two strong quarters and a pick-up in employment.

Consumer spending on cars, clothing and other goods generally trended higher during the 12-month period, accelerating in the fourth quarter of 2010. Holiday spending rose 5.5% between November 5, 2010 and December 24, 2010, in all retail categories, excluding automobiles, compared with the same period in 2009, according to MasterCard Advisors' SpendingPulse, which tracks spending on all transactions including cash. Personal income surged in January 2011, as payroll tax cuts kicked in. The personal savings rate edged higher, ending February 2011, the last month for which data was available, at 5.8%.

News on the job front was increasingly positive. A good portion of the jobs added in March, April and May of 2010 were temporary, government-sponsored census positions, which began to unwind in June, July and August 2010. However, private sector payroll employment began to trend higher in the third quarter, massive layoffs declined and job growth turned solidly positive, with the addition of 444,000 new jobs in the first quarter of 2011.

Despite some glimmers of improvement early in 2010, the housing market remained troublesome throughout the period. Both new and existing home sales fell after a federal tax credit for new and repeat homebuyers expired. Distressed properties pressured prices and foreclosures continued—another drag on prices. The inventory of unsold homes ended the period higher than it started, at 8.9 and 8.6 months for new and existing homes, respectively, according to the National Association of Realtors and a joint release from the U.S. Census Bureau and the U.S. Department of Housing and Urban Development. The new year brought more disappointing news: Existing home sales fell in January 2011 after three months of sustained improvement. Tight credit and weak appraisals were cited as possible reasons for the decline.

Reports from the business side of the economy were generally positive. A key measure of the nation's manufacturing situation—the Institute for Supply Management's Index—took a somewhat surprising turn higher in the final months of the period. Technology spending rose 12% in 2010, according to the NPD Group, a national marketing research firm. Purchases of computers, networking and software returned to prerecession levels. Industrial production rose over the period, and manufacturing capacity utilized, per the report issued by the Fed—a key measure of the health of the manufacturing sector—also edged higher.

2

Economic Update (continued) – Columbia Virginia Intermediate Municipal Bond Fund

Bonds delivered modest returns

As the economy strengthened and interest rates edged higher, most bond sectors delivered modest returns. The Barclays Capital Aggregate Bond Index1 returned 5.12%. High-yield bonds led the fixed-income markets. For the 12 months covered by this report, the JPMorgan Developed BB High Yield Index2 returned 13.04% as default fears abated and investors grew more comfortable with risk. Despite rising yields in the second half of the period, the Treasury market was also positive. The Barclays Capital U.S. Treasury Index3 returned 4.53%. However, municipal bonds struggled in the second half of the period, as interest rates inched higher and issue supply surged ahead of the year-end expiration of the Build America Bonds program. The Barclays Capital Municipal Bond Index4 gained 1.63% for the period. Despite positive economic activity, the Fed kept a key short-term interest rate—the federal funds rate—close to zero, reflecting ongoing concerns about employment and the housing market.

Stocks moved higher despite summer 2010 decline

Against a strengthening economic backdrop, stock prices continued to rally despite a summer 2010 setback linked to a debt crisis brewing in Europe, which raised concerns among U.S. investors. These fears were short-lived and stocks regained their footing. In this environment, the S&P 500 Index5 returned 15.65% for the 12 months through March 31, 2011. Outside the United States, stock markets also delivered solid gains. The MSCI EAFE Index (Net),6 a broad gauge of stock market performance in foreign developed markets, returned 10.42% (in U.S. dollars) for the 12-month period, as concerns about the impact of a bailout for weak euro zone economies eased yet continued to restrain market performance. Emerging stock markets were strong. The MSCI Emerging Markets Index (Net)7 returned 18.46% (in U.S. dollars) for the 12-month period.

Past performance is no guarantee of future results.

1The Barclays Capital Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs and total return performance of fixed-rate, publicly placed, dollar-denominated and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity.

2The JPMorgan Developed BB High Yield Index is an unmanaged index designed to mirror the investable universe of the U.S. dollar developed, BB-rated, high yield corporate debt market.

3The Barclays Capital U.S. Treasury Index includes public obligations of the U.S. Treasury. Treasury bills are excluded by the maturity constraint. In addition, certain special issues, such as state and local government series bonds (SLGs), as well as U.S. Treasury TIPS, are excluded. STRIPS are excluded from the index because their inclusion would result in double-counting.

4The Barclays Capital Municipal Bond Index is considered representative of the broad market for investment-grade, tax-exempt bonds with a maturity of at least one year.

5The Standard & Poor's (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization U.S. stocks.

6The Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index (Net) is a free float- adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. As of December 31, 2010, the MSCI EAFE Index (Net) consisted of the following 22 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

7The Morgan Stanley Capital International Emerging Markets (MSCI EM) Index (Net) is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. As of December 31, 2010, the MSCI EM Index (Net) consisted of the following 21 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand and Turkey.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

3

Performance Information – Columbia Virginia Intermediate Municipal Bond Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Performance of a $10,000 investment 04/01/01 – 03/31/11

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Virginia Intermediate Municipal Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Performance of a $10,000 investment 04/01/01 – 03/31/11 ($)

Sales charge	without	with
Class A	14,412	13,940
Class B	13,371	13,371
Class C	13,371	13,371
Class Z	14,762	n/a

Average annual total return as of 03/31/11 (%)

Share class	A		B		C		Z
Inception	12/05/89		06/07/93		06/17/92		09/20/89
Sales charge	without	with	without	with	without	with	without
1-year	2.40	–0.95	1.55	–1.42	1.54	0.55	2.56
5-year	3.90	3.21	3.13	3.13	3.12	3.12	4.14
10-year	3.72	3.38	2.95	2.95	2.95	2.95	3.97

The "with sales charge" returns include the maximum initial sales charge of 3.25% for Class A shares and the applicable contingent deferred sales charge of 3.00% in the first year, declining to 1.00% in the fourth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by the Investment Manager and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

4

Understanding Your Expenses – Columbia Virginia Intermediate Municipal Bond Fund

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■  For shareholders who receive their account statements from Columbia Management Investment Services Corp., your account balance is available online at www.columbiamanagement.com or by calling Shareholder Services at 800.345.6611.

■  For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account may be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

10/01/10 – 03/31/11

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	974.60	1,020.94	3.94	4.03	0.80
Class B	1,000.00	1,000.00	971.10	1,017.20	7.62	7.80	1.55
Class C	1,000.00	1,000.00	971.00	1,017.20	7.62	7.80	1.55
Class Z	1,000.00	1,000.00	975.00	1,022.19	2.71	2.77	0.55

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the Investment Manager and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

5

Portfolio Manager's Report – Columbia Virginia Intermediate Municipal Bond Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Net asset value per share

as of 03/31/11 ($)

Class A	10.86
Class B	10.86
Class C	10.86
Class Z	10.85

Distributions declared per share

04/01/10 – 03/31/11 ($)

Class A	0.34
Class B	0.26
Class C	0.26
Class Z	0.37

A portion of the fund's income may be subject to the alternative minimum tax. The fund may at times purchase tax-exempt securities at a discount. Some, or all, of this discount may be included in the fund's ordinary income, and is taxable when distributed.

30-day SEC yields

as of 03/31/11 (%)

Class A	2.26
Class B	1.71
Class C	1.57
Class Z	2.59

The 30-day SEC yields reflect the fund's earning power, net of expenses, expressed as an annualized percentage of the public offering price per share at the end of the period.

Taxable-equivalent SEC yields

as of 03/31/11 (%)

Class A	3.69
Class B	2.79
Class C	2.56
Class Z	4.22

Taxable-equivalent SEC yields are based on the combined maximum effective 35.0% federal income tax rate and applicable state income tax rate. This tax rate does not reflect the phase out of exemptions or the reduction of the otherwise allowable deductions that occur when adjusted gross income exceeds certain levels. Your taxable-equivalent yield may be different depending on your tax bracket.

For the 12-month period that ended March 31, 2011, the fund's Class A shares returned 2.40% without sales charge. The fund's benchmark, Barclays Capital 3-15 Year Blend Municipal Bond Index, returned 2.91%. The average return of funds in its peer group, the Lipper Other States Intermediate Municipal Debt Funds Classification, was 1.76%. The fund's focus on Virginia hampered results versus the Barclays index, which, because it is national in scope, includes bonds from a range of states. The Commonwealth's AAA credit rating1 resulted in lower bond yields than states with lower credit-quality ratings. An overweight in and strong security selection among bonds in the eight- to 12-year maturity range helped performance.

Favorable positioning and security selection

The fund was well positioned to take advantage of changing interest rates during the period. It had more exposure than the index to bonds with eight- to 12-year maturities, which were solid performers, and it had less exposure to bonds with 12- to 17-year maturities, which suffered from heavy selling in the fourth quarter of 2010. As the federally subsidized Build America Bonds (BABs) program was set to expire at the end of 2010, investors exited bonds in this maturity range. They feared that there would be an increase in the supply of newly issued longer-term bonds, which would drive yields higher and bond prices lower. BABs offered qualifying municipal issuers a less expensive way to finance infrastructure projects.

Security selection also was strong. Several issues that were pre-refunded during 2010 experienced strong price gains. Pre-refunding occurs when a bond issuer sells a new bond and invests the proceeds in U.S. Treasuries or other short-term government securities to pay off the old debt once it can be called (or redeemed). Additionally, some local general obligation (GO) bonds in the fund posted strong returns. GOs are bonds backed by the taxing power of the municipal issuer and help finance capital projects.

State GOs and other disappointments

The fund had less exposure to state GOs, which detracted from performance as the sector did well during the period. The Barclays index tends to have a higher weight in state GOs than the fund, because it can invest in bonds of any state while the fund focuses primarily on Virginia. In addition, Virginia GOs underperformed those from states whose bonds were of lower credit quality. An overweight in Virginia state-appropriated debt, whose credit rating is one notch below the state GOs, also detracted from performance. In addition, some Puerto Rico Electric Power revenue bonds with 12- and 13-year maturities experienced price declines amid growing concerns over Puerto Rico's credit quality. Finally, the fund lost some ground because it had a slightly higher-than-normal position in cash and other short-term equivalents.

Shifts in interest-rate sensitivity and sector allocations

Over the course of the year, we adjusted the fund's sensitivity to interest-rate changes as market conditions changed. We reduced interest rate exposure ahead of a fourth-quarter 2010 market sell-off, added more exposure late in the year to take advantage of market weakness and later brought interest-rate positioning back in line with that of the benchmark. These moves helped

1The credit quality ratings represent the lower of one of the following nationally recognized rating agencies: Standard & Poor's or Moody's Investor Services. If a security is rated by only one of the two agencies, that rating is used. If a security is not rated by either of the two agencies, it is designated as Non-Rated. Ratings are relative and subjective and are not absolute standards of quality. The credit quality of the fund's investments does not remove market risk.

6

Portfolio Manager's Report (continued) – Columbia Virginia Intermediate Municipal Bond Fund

performance. We also reduced exposure to local GOs, state-appropriated debt and very short-maturity pre-refunded bonds. In their place, we added to the health care, education and transportation sectors, helping to increase diversification and yield.

Improving outlook for Virginia

Although Virginia has had an average recovery so far, we think its economy will continue to grow. The Commonwealth benefits from being close to Washington, D.C. and federal government jobs, keeping unemployment under 7%—well below the national average. We also expect a strong job market and favorable climate to continue to drive positive migration trends. The state government is well run, which has meant fewer budget cuts than many other states. That said, some local municipalities continue to struggle with home foreclosures, which have hurt property tax revenues. Overall, as the economy improves, we expect municipal bond prices to benefit. However, we could see interest rates move higher as the recovery takes hold. As a result, we plan to make the portfolio less sensitive to interest rate changes.

Portfolio characteristics and holdings are subject to change periodically and may not be representative of current characteristics and holdings. The outlook for the fund may differ from that presented for other Columbia Funds.

Tax-exempt investing offers current tax-exempt income, but it also involves special risks. The value of the fund will be affected by interest rate changes and the creditworthiness of issues held in the fund. When interest rates go up, bond prices generally drop and vice versa.

Interest income from certain tax-exempt bonds may be subject to certain state and local taxes and, if applicable, the alternative minimum tax. Capital gains are not exempt from income taxes.

Single-state municipal bond funds pose additional risks due to limited geographical diversification.

Top 5 sectors

as of 03/31/11 (%)

Tax-Backed	43.4
Other	22.5
Health Care	9.9
Utilities	7.7
Transportation	6.9

Maturity breakdown

as of 03/31/11 (%)

0 - 1 year	3.2
1 - 3 years	4.9
3 - 5 years	18.1
5 - 7 years	11.9
7 - 10 years	25.5
10 - 15 years	28.4
15 - 20 years	5.7
Net Cash and Equivalents	2.3

Quality breakdown

as of 03/31/11 (%)

AAA	25.7
AA	48.4
A	17.4
BBB	4.3
Non-Rated	4.2

Ratings shown in the quality breakdown are assigned to individual bonds by taking the lower of the ratings available from one of the following nationally recognized rating agencies: Standard & Poor's or Moody's Investor Services. If a security is rated by only one of the two agencies, that rating is used. If a security is not rated by either of the two agencies, it is designated as Non-Rated. Ratings are relative and subjective and are not absolute standards of quality. The credit quality of the fund's investments does not remove market risk.

The fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

7

Investment Portfolio – Columbia Virginia Intermediate Municipal Bond Fund

March 31, 2011

Municipal Bonds – 97.2%
	Par ($)	Value ($)
Education – 4.4%
Education – 4.4%
VA Amherst Industrial Development Authority
Sweet Briar College, Series 2006, 5.000% 09/01/26	1,000,000	931,690
VA College Building Authority
Liberty University, Inc., Series 2010: 5.000% 03/01/19	1,000,000	1,116,750
5.000% 03/01/23	2,000,000	2,147,760
Roanoke College, Series 2007, 5.000% 04/01/23	1,000,000	1,015,420
University of Richmond: Series 2011 A, 5.000% 03/01/22	1,245,000	1,400,525
Series 2011 B, 5.000% 03/01/21	2,250,000	2,564,055
Washington & Lee University, Series 1998, Insured: NPFGC 5.250% 01/01/26	3,115,000	3,468,958
VA Lexington Industrial Development Authority
VMI Development Board, Inc., Series 2006, 5.000% 12/01/20	1,400,000	1,571,150
Education Total		14,216,308
Education Total		14,216,308
Health Care – 9.9%
Continuing Care Retirement – 1.6%
VA Fairfax County Economic Development Authority
Goodwin House, Inc., Series 2007, 5.000% 10/01/22	2,500,000	2,440,225
Greenspring Village, Inc., Series 2006 A, 4.750% 10/01/26	2,000,000	1,783,800
VA Henrico County Economic Development Authority
Westminster-Canterbury, Series 2006, 5.000% 10/01/21	1,000,000	1,005,730
Continuing Care Retirement Total		5,229,755

	Par ($)	Value ($)
Hospitals – 8.3%
AZ University Medical Center Corp.
Series 2004, 5.250% 07/01/14	1,000,000	1,058,940
VA Chesapeake Hospital Authority
Chesapeake General Hospital, Series 2004 A, 5.250% 07/01/18	1,500,000	1,572,510
VA Fairfax County Industrial Development Authority
Inova Health Systems: Series 1993: 5.250% 08/15/19	1,000,000	1,099,490
Insured: NPFGC 5.250% 08/15/19	1,000,000	1,089,880
Series 2009 C, 5.000% 05/15/25	1,000,000	1,029,540
VA Fredericksburg Economic Development Authority
Medicorp Health Systems, Series 2007: 5.250% 06/15/18	2,000,000	2,152,440
5.250% 06/15/20	6,495,000	6,928,996
VA Roanoke Economic Development Authority
Carilion Clinic Obligated Group, Series 2010, 5.000% 07/01/25	3,500,000	3,412,675
VA Roanoke Industrial Development Authority
Carilion Medical Center, Series 2002 A, Insured: NPFGC 5.250% 07/01/12	4,000,000	4,211,120
VA Small Business Financing Authority
Sentara Healthcare, Series 2010, 4.000% 11/01/16	1,000,000	1,063,740
Wellmont Health Systems, Series 2007 A, 5.125% 09/01/22	710,000	676,616
VA Winchester Industrial Development Authority
Valley Health Systems, Series 2007, 5.000% 01/01/26	1,250,000	1,264,850
WI Health & Educational Facilities Authority
Agnesian Healthcare, Inc., Series 2001, 6.000% 07/01/21	1,000,000	1,014,100
Hospitals Total		26,574,897
Health Care Total		31,804,652

See Accompanying Notes to Financial Statements.

8

Columbia Virginia Intermediate Municipal Bond Fund

March 31, 2011

Municipal Bonds (continued)
	Par ($)	Value ($)
Housing – 2.1%
Multi-Family – 2.1%
VA Prince William County Industrial Development Authority
CRS Triangle Housing Corp., Series 1998 C, 7.000% 07/01/29	950,000	789,887
VA Suffolk Redevelopment & Housing Authority
Windsor Fieldstone LP, Series 2001, 4.850% 07/01/31 (07/01/11) (a)(b)	5,800,000	5,854,752
Multi-Family Total		6,644,639
Housing Total		6,644,639
Industrials – 0.3%
Other Industrial Development Bonds – 0.3%
VA Peninsula Ports Authority
Series 2003, GTY AGMT: Dominion Energy Terminal 5.000% 10/01/33 (10/01/11) (a)(b)	1,000,000	1,014,680
Other Industrial Development Bonds Total		1,014,680
Industrials Total		1,014,680
Other – 22.5%
Other – 1.6%
VA Norfolk Parking Systems
Series 2005 A, Insured: NPFGC 5.000% 02/01/21	5,170,000	5,180,908
Other Total		5,180,908
Pool/Bond Bank – 15.1%
VA Public School Authority
Series 2004 C, 5.000% 08/01/16	7,425,000	8,515,139
Series 2009: 4.000% 08/01/24	1,000,000	990,980
4.000% 08/01/25	2,560,000	2,507,315
VA Resources Authority
Airports Revolving Fund, Series 2001 A, 5.250% 08/01/18	1,205,000	1,209,362

	Par ($)	Value ($)
Clean Water State Revolving Fund Series 2005: 5.500% 10/01/19	5,180,000	6,161,507
5.500% 10/01/20	3,500,000	4,162,865
5.500% 10/01/21	6,475,000	7,706,998
Series 2008, 5.000% 10/01/29	5,000,000	5,238,700
Series 2009, 5.000% 10/01/17	1,380,000	1,600,427
Virginia Pooled Financing Program Series 2002 B, 5.000% 11/01/13	1,175,000	1,296,436
Series 2003: 5.000% 11/01/18	1,055,000	1,140,603
5.000% 11/01/19	1,100,000	1,185,844
Series 2005 B, 5.000% 11/01/18	1,030,000	1,133,103
Series 2009 B: 4.000% 11/01/18	4,000,000	4,335,240
4.000% 11/01/18	1,000,000	1,078,970
Pool/Bond Bank Total		48,263,489
Refunded/Escrowed (c) – 5.8%
VA Arlington County
Series 2006, Pre-refunded 08/01/16, 5.000% 08/01/17	1,600,000	1,869,872
VA Biotechnology Research Park Authority
Series 2001, Pre-refunded 09/01/11, 5.125% 09/01/16	1,100,000	1,122,220
VA Hampton
Series 2005 A, Pre-refunded 04/01/15, Insured: NPFGC 5.000% 04/01/18	1,500,000	1,704,030
VA Henrico County
Series 2008 A, Pre-refunded 12/01/18, 5.000% 12/01/21	1,000,000	1,179,740
VA Resources Authority Infrastructure
Pooled Financing Program: Series 2000 A, Pre-refunded 05/01/11, Insured: NPFGC 5.500% 05/01/21	1,070,000	1,085,280

See Accompanying Notes to Financial Statements.

9

Columbia Virginia Intermediate Municipal Bond Fund

March 31, 2011

Municipal Bonds (continued)
	Par ($)	Value ($)
Series 2003, Pre-refunded 11/01/13: 5.000% 11/01/18	20,000	22,196
5.000% 11/01/19	25,000	27,744
VA Tobacco Settlement Financing Corp.
Series 2005: Refunded to various dates/prices, 5.250% 06/01/19	2,010,000	2,045,899
5.500% 06/01/26	4,250,000	4,703,262
VA Virginia Beach Development Authority
Series 2005 A, Pre-refunded 05/01/15, 5.000% 05/01/21	4,000,000	4,573,640
Refunded/Escrowed Total		18,333,883
Other Total		71,778,280
Tax-Backed – 43.4%
Local Appropriated – 11.2%
VA Appomattox County Economic Development Authority
Series 2010, 5.000% 05/01/22	1,490,000	1,593,942
VA Arlington County Industrial Development Authority
Series 2004: 5.000% 08/01/17	1,205,000	1,323,223
5.000% 08/01/18	1,205,000	1,320,776
VA Bedford County Economic Development Authority
Series 2006, Insured: NPFGC 5.000% 05/01/15	1,230,000	1,358,756
VA Fairfax County Economic Development Authority
Series 2003, 5.000% 05/15/15	6,260,000	7,020,277
Series 2005 A, 5.000% 04/01/19	1,380,000	1,466,015
Series 2005, 5.000% 01/15/24	2,315,000	2,399,544
Series 2010, 4.000% 04/01/24	1,340,000	1,333,689
VA Hampton Roads Regional Jail Authority
Series 2004, Insured: NPFGC: 5.000% 07/01/14	1,750,000	1,891,435
5.000% 07/01/15	1,685,000	1,797,423
5.000% 07/01/16	1,930,000	2,038,157

	Par ($)	Value ($)
VA Henrico County Economic Development Authority
Series 2009 B, 4.500% 08/01/21	1,770,000	1,904,290
VA James City County Economic Development Authority
Series 2006, Insured: AGMC 5.000% 06/15/23	2,000,000	2,089,700
VA Montgomery County Industrial Development Authority
Series 2008, 5.000% 02/01/29	1,000,000	1,009,150
VA New Kent County Economic Development Authority
Series 2006, Insured: AGMC: 5.000% 02/01/15	1,000,000	1,112,530
5.000% 02/01/21	2,075,000	2,200,953
VA Prince William County Industrial Development Authority
Series 2005, 5.250% 02/01/17	1,115,000	1,276,530
Series 2006 A, Insured: AMBAC: 5.000% 09/01/17	800,000	883,888
5.000% 09/01/21	1,625,000	1,708,233
Local Appropriated Total		35,728,511
Local General Obligations – 17.0%
VA Arlington County
Series 1993, 6.000% 06/01/12	3,285,000	3,498,098
Series 2006, 5.000% 08/01/17	2,400,000	2,733,504
VA Fairfax County
Series 2011 A, 4.000% 04/01/24	2,000,000	2,015,280
VA Hampton
Series 2004, 5.000% 02/01/15	1,275,000	1,396,189
Series 2010 A, 4.000% 01/15/19	2,000,000	2,162,920
VA Leesburg
Series 2006 B, Insured: NPFGC 5.000% 09/15/17	1,145,000	1,315,765
VA Loudoun County
Series 1998 B, 5.250% 12/01/15	1,000,000	1,164,750

See Accompanying Notes to Financial Statements.

10

Columbia Virginia Intermediate Municipal Bond Fund

March 31, 2011

Municipal Bonds (continued)
	Par ($)	Value ($)
Series 2005 A, 5.000% 07/01/14	4,000,000	4,504,840
VA Lynchburg
Series 2009 A: 5.000% 08/01/20	525,000	591,496
5.000% 08/01/21	530,000	589,763
VA Manassas Park
Series 2008, Insured: AGMC 5.000% 01/01/22	1,205,000	1,296,255
VA Newport News
Series 2005 A, 5.250% 01/15/23	1,510,000	1,600,751
Series 2006 B, 5.250% 02/01/18	3,030,000	3,521,799
Series 2007 B, 5.250% 07/01/20	2,000,000	2,329,420
VA Norfolk
Series 2005, Insured: NPFGC 5.000% 03/01/15	5,070,000	5,733,612
VA Pittsylvania County
Series 2008 B, 5.500% 02/01/23	1,030,000	1,134,123
VA Portsmouth
Series 2003, Insured: AGMC: 5.000% 07/01/17	4,385,000	4,850,819
5.000% 07/01/19	2,060,000	2,255,082
Series 2006 A, Insured: NPFGC 5.000% 07/01/16	1,000,000	1,148,240
VA Richmond
Series 2005 A, Insured: AGMC 5.000% 07/15/15	5,340,000	6,090,003
Series 2010 D: 5.000% 07/15/22	575,000	641,079
5.000% 07/15/24	1,000,000	1,088,550
VA Virginia Beach
Series 2004 B: 5.000% 05/01/13	1,305,000	1,421,328
5.000% 05/01/17	1,000,000	1,151,370
Local General Obligations Total		54,235,036

	Par ($)	Value ($)
Special Non-Property Tax – 7.9%
PR Commonwealth of Puerto Rico Infrastructure Financing Authority
Series 2005 C, Insured: FGIC 5.500% 07/01/19	2,500,000	2,581,750
VA Greater Richmond Convention Center Authority
Series 2005, Insured: NPFGC: 5.000% 06/15/15	2,480,000	2,692,065
5.000% 06/15/18	3,800,000	3,989,658
5.000% 06/15/25	3,000,000	3,014,460
VA Marquis Community Development Authority
Series 2007, 5.625% 09/01/18	3,000,000	2,367,750
VA Peninsula Town Center Community Development Authority
Series 2007, 6.250% 09/01/24	1,989,000	1,865,344
VA Reynolds Crossing Community Development Authority
Series 2007, 5.100% 03/01/21	2,135,000	1,939,840
VA Watkins Centre Community Development Authority
Series 2007, 5.400% 03/01/20	2,188,000	2,050,834
VA White Oak Village Shops Community Development Authority
Series 2007, 5.300% 03/01/17	2,374,000	2,365,548
VI Virgin Islands Public Finance Authority
Series 2010 A, 5.000% 10/01/25	2,450,000	2,344,013
Special Non-Property Tax Total		25,211,262
Special Property Tax – 0.9%
VA Fairfax County Economic Development Authority
Series 2004, Insured: NPFGC 5.000% 04/01/24	2,865,000	2,953,672
Special Property Tax Total		2,953,672
State Appropriated – 5.4%
VA Biotechnology Research Partnership Authority
Series 2009, 5.000% 09/01/20	1,715,000	1,911,950

See Accompanying Notes to Financial Statements.

11

Columbia Virginia Intermediate Municipal Bond Fund

March 31, 2011

Municipal Bonds (continued)
	Par ($)	Value ($)
VA College Building Authority
Series 2006 A: 5.000% 09/01/13	2,000,000	2,198,060
5.000% 09/01/14	2,925,000	3,294,808
VA Public Building Authority
Series 2005 C, 5.000% 08/01/14	2,000,000	2,248,620
Series 2006 A, 5.000% 08/01/15	4,775,000	5,439,298
Series 2006 B, 4.500% 08/01/26	2,000,000	2,014,980
State Appropriated Total		17,107,716
State General Obligations – 1.0%
PR Commonwealth of Puerto Rico Public Buildings Authority
Series 2007, 5.500% 07/01/24	3,425,000	3,353,794
State General Obligations Total		3,353,794
Tax-Backed Total		138,589,991
Transportation – 6.9%
Airports – 3.6%
DC District of Columbia Metropolitan Airports Authority
Series 2009 B, 5.000% 10/01/21	3,000,000	3,212,160
Series 2009 C, 5.000% 10/01/23	3,000,000	3,130,080
Series 2010 A, 5.000% 10/01/23	2,475,000	2,605,606
Series 2010 C, 5.000% 10/01/27	1,515,000	1,542,527
Series 2010 F1, 5.000% 10/01/21	1,000,000	1,085,950
Airports Total		11,576,323
Ports – 0.9%
VA Port Authority
Series 2003, AMT, Insured: NPFGC: 5.125% 07/01/14	1,360,000	1,455,717
5.125% 07/01/15	1,430,000	1,517,316
Ports Total		2,973,033
Toll Facilities – 2.4%
DC District of Columbia Metropolitan Airports Authority
Series 2009, Insured: AGC (d) 10/01/23	5,000,000	2,418,650

	Par ($)	Value ($)
VA Chesapeake Bay Bridge & Tunnel District
Series 1998, Insured: NPFGC 5.500% 07/01/25	4,000,000	4,003,560
VA Richmond Metropolitan Authority
Series 1998, Insured: NPFGC 5.250% 07/15/17	1,000,000	1,101,370
Toll Facilities Total		7,523,580
Transportation Total		22,072,936
Utilities – 7.7%
Investor Owned – 1.4%
VA Chesterfield County Economic Development Authority
Virginia Electric & Power Co., Series 2009 A, 5.000% 05/01/23	2,000,000	2,078,060
VA Louisa Industrial Development Authority
Virginia Electric & Power Co., Series 2008, 5.375% 11/01/35 (12/02/13) (a)(b)	1,000,000	1,077,440
VA York County Economic Development Authority
Virginia Electric & Power Co., Series 2009 A, 4.050% 05/01/33 (05/01/14) (a)(b)	1,300,000	1,358,903
Investor Owned Total		4,514,403
Municipal Electric – 1.3%
PR Commonwealth of Puerto Rico Electric Power Authority
Series 2002 JJ, Insured: SYNC 5.375% 07/01/16	1,100,000	1,187,120
Series 2007 V, Insured: NPFGC 5.250% 07/01/24	1,000,000	978,440
Series 2010, 5.250% 07/01/23	2,000,000	1,990,900
Municipal Electric Total		4,156,460
Water & Sewer – 5.0%
VA Fairfax County Water Authority
Series 2005 B, 5.250% 04/01/19	1,835,000	2,145,629

See Accompanying Notes to Financial Statements.

12

Columbia Virginia Intermediate Municipal Bond Fund

March 31, 2011

Municipal Bonds (continued)
	Par ($)	Value ($)
VA Hampton Roads Sanitation District
Series 2007, 5.000% 04/01/22	1,000,000	1,087,750
Series 2008, 5.000% 04/01/24	3,000,000	3,201,030
VA Newport News Water Authority
Series 2007, Insured: AGMC 5.000% 06/01/19	1,035,000	1,131,017
VA Richmond Public Utility Authority
Series 2007, Insured: AGMC 4.500% 01/15/21	1,000,000	1,053,390
VA Spotsylvania County
Series 2007, Insured: AGMC 5.000% 06/01/19	1,030,000	1,144,598
VA Upper Occoquan Sewage Authority
Series 1995 A, Insured: NPFGC 5.150% 07/01/20	1,295,000	1,477,569
Series 2003, Insured: AGMC 5.000% 07/01/13	1,640,000	1,795,587
Series 2005, Insured: AGMC 5.000% 07/01/21	2,640,000	2,815,401
Water & Sewer Total		15,851,971
Utilities Total		24,522,834
Total Municipal Bonds (cost of $302,339,751)		310,644,320
Investment Companies – 1.7%
	Shares
BofA Tax-Exempt Reserves, Capital Class (7 day yield of 0.110%) (e)	3,290,970	3,290,970
Dreyfus Tax-Exempt Cash Management Fund (7 day yield of 0.080%)	2,120,416	2,120,416
Total Investment Companies (cost of $5,411,386)		5,411,386
Total Investments – 98.9% (cost of $307,751,137) (f)		316,055,706
Other Assets & Liabilities, Net – 1.1%		3,581,641
Net Assets – 100.0%		319,637,347

Notes to Investment Portfolio:

(a)  The interest rate shown on floating rate or variable rate securities reflects the rate at March 31, 2011.

(b)  Parenthetical date represents the next interest rate reset date for the security.

(c)  The Fund has been informed that each issuer has placed direct obligations of the U.S. Government in an irrevocable trust, solely for the payment of principal and interest.

(d)  Zero coupon bond.

(e)  Investments in affiliates during the year ended March 31, 2011:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
BofA Tax-Exempt Reserves, Capital Class (7 day yield of 0.110%)	$1,987,000	$5,021,271	$3,613,000	$241	$—

  As of May 1, 2010, this company was no longer an affiliate of the Fund. The above table reflects activity for the period from April 1, 2010 through April 30, 2010.

(f)  Cost for federal income tax purposes is $307,751,137.

  Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

  Fair value inputs are summarized in the three broad levels listed below:

• Level 1—Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

• Level 2—Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

• Level 3—Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

  Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

  Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those

See Accompanying Notes to Financial Statements.

13

Columbia Virginia Intermediate Municipal Bond Fund

March 31, 2011

investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund's investments as of March 31, 2011:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Total Municipal Bonds	$—	$310,644,320	$—	$310,644,320
Total Investment Companies	5,411,386	—	—	5,411,386
Total Investments	$5,411,386	$310,644,320	$—	$316,055,706

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through its correlation to prices and information from market transactions for similar or identical assets.

There were no significant transfers of financial assets between Levels 1 and 2 during the period.

At March 31, 2011, the composition of the Fund by revenue source is as follows:

Holdings By Revenue Source (Unaudited)	% of Net Assets
Tax-Backed	43.4
Other	22.5
Health Care	9.9
Utilities	7.7
Transportation	6.9
Education	4.4
Housing	2.1
Industrials	0.3
97.2
Investment Companies	1.7
Other Assets & Liabilities, Net	1.1
100.0

Acronym	Name
AGC	Assured Guaranty Corp.

AGMC	Assured Guaranty Municipal Corp.

AMBAC	Ambac Assurance Corp.

AMT	Alternative Minimum Tax

FGIC	Financial Guaranty Insurance Co.

GTY AGMT	Guaranty Agreement

NPFGC	National Public Finance Guarantee Corp.

SYNC	Syncora Guarantee, Inc.

See Accompanying Notes to Financial Statements.

14

Statement of Assets and Liabilities – Columbia Virginia Intermediate Municipal Bond Fund
March 31, 2011

		($)
Assets	Investments, at cost	307,751,137
	Investments, at value	316,055,706
	Cash	721
	Receivable for:
	Investments sold	3,156,086
	Fund shares sold	319,642
	Interest	4,153,391
	Expense reimbursement due from Investment Manager	130,113
	Prepaid expenses	499
	Total Assets	323,816,158
Liabilities	Payable for:
	Investments purchased	2,630,777
	Fund shares repurchased	329,532
	Distributions	825,498
	Investment advisory fee	109,113
	Administration fee	33,660
	Pricing and bookkeeping fees	10,631
	Transfer agent fee	81,303
	Trustees' fees	77,909
	Custody fee	2,416
	Distribution and service fees	14,215
	Chief compliance officer expenses	285
	Other liabilities	63,472
	Total Liabilities	4,178,811
	Net Assets	319,637,347
Net Assets Consist of	Paid-in capital	310,692,920
	Undistributed net investment income	855,801
	Accumulated net realized loss	(215,943)
	Net unrealized appreciation (depreciation) on investments	8,304,569
	Net Assets	319,637,347

See Accompanying Notes to Financial Statements.

15

Statement of Assets and Liabilities (continued) – Columbia Virginia Intermediate Municipal Bond Fund
March 31, 2011

Class A	Net assets	$51,195,874
	Shares outstanding	4,716,134
	Net asset value per share	$10.86	(a)
	Maximum sales charge	3.25%
	Maximum offering price per share ($10.86/0.9675)	$11.22	(b)
Class B	Net assets	$391,973
	Shares outstanding	36,099
	Net asset value and offering price per share	$10.86	(a)
Class C	Net assets	$3,544,448
	Shares outstanding	326,392
	Net asset value and offering price per share	$10.86	(a)
Class Z	Net assets	$264,505,052
	Shares outstanding	24,368,657
	Net asset value, offering and redemption price per share	$10.85

(a)  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)  On sales of $100,000 or more the offering price is reduced.

See Accompanying Notes to Financial Statements.

16

Statement of Operations – Columbia Virginia Intermediate Municipal Bond Fund
For the Year Ended March 31, 2011

		($)
Investment Income	Interest	12,924,440
	Dividends	7,692
	Dividends from affiliates	241
	Total Investment Income	12,932,373
Expenses	Investment advisory fee	1,323,154
	Administration fee	408,562
	Distribution fee:
	Class B	7,621
	Class C	25,359
	Service fee:
	Class B	2,540
	Class C	8,453
	Distribution and service fees:
	Class A	129,294
	Transfer agent fee	205,776
	Pricing and bookkeeping fees	107,911
	Trustees' fees	34,145
	Custody fee	15,816
	Chief compliance officer expenses	1,320
	Other expenses	123,238
	Total Expenses	2,393,189
	Fees waived or expenses reimbursed by Investment Manager	(400,194)
	Expense reductions	(6)
	Net Expenses	1,992,989
	Net Investment Income	10,939,384
Net Realized and Unrealized Gain (Loss) on Investments	Net realized gain on investments	944,804
	Net change in unrealized appreciation (depreciation) on investments	(3,524,802)
	Net Loss	(2,579,998)
	Net Increase Resulting from Operations	8,359,386

See Accompanying Notes to Financial Statements.

17

Statement of Changes in Net Assets – Columbia Virginia Intermediate Municipal Bond Fund

		Year Ended March 31,
Increase (Decrease) in Net Assets		2011 ($)	2010 ($)
Operations	Net investment income	10,939,384	11,223,036
	Net realized gain (loss) on investments	944,804	(712,903)
	Net change in unrealized appreciation (depreciation) on investments	(3,524,802)	12,093,012
	Net increase resulting from operations	8,359,386	22,603,145
Distributions to Shareholders	From net investment income:
	Class A	(1,609,269)	(1,611,250)
	Class B	(23,816)	(46,449)
	Class C	(79,442)	(51,913)
	Class Z	(9,226,858)	(9,513,424)
	Total distributions to shareholders	(10,939,385)	(11,223,036)
	Net Capital Stock Transactions	(12,192,563)	3,365,566
	Total increase (decrease) in net assets	(14,772,562)	14,745,675
Net Assets	Beginning of period	334,409,909	319,664,234
	End of period	319,637,347	334,409,909
	Undistributed net investment income at end of period	855,801	859,995

See Accompanying Notes to Financial Statements.

18

Statement of Changes in Net Assets (continued) – Columbia Virginia Intermediate Municipal Bond Fund

	Capital Stock Activity
	Year Ended March 31, 2011		Year Ended March 31, 2010
	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	636,302	6,986,838	672,637	7,332,775
Distributions reinvested	67,509	749,647	100,572	1,097,331
Redemptions	(725,931)	(8,021,397)	(573,018)	(6,279,940)
Net increase (decrease)	(22,120)	(284,912)	200,191	2,150,166
Class B
Subscriptions	2,104	23,309	6,934	75,488
Distributions reinvested	876	9,748	2,355	25,657
Redemptions	(110,751)	(1,220,503)	(75,392)	(821,354)
Net decrease	(107,771)	(1,187,446)	(66,103)	(720,209)
Class C
Subscriptions	211,559	2,351,630	80,863	885,276
Distributions reinvested	4,380	48,552	3,508	38,255
Redemptions	(117,843)	(1,282,673)	(35,678)	(387,391)
Net increase	98,096	1,117,509	48,693	536,140
Class Z
Subscriptions	3,242,791	35,857,898	4,784,155	52,070,723
Distributions reinvested	36,806	407,886	25,325	276,557
Redemptions	(4,358,459)	(48,103,498)	(4,677,774)	(50,947,811)
Net increase (decrease)	(1,078,862)	(11,837,714)	131,706	1,399,469

See Accompanying Notes to Financial Statements.

19

Financial Highlights – Columbia Virginia Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class A Shares	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$10.94	$10.57	$10.65	$10.73	$10.67
Income from Investment Operations:
Net investment income (a)	0.34	0.35	0.37	0.38	0.38
Net realized and unrealized gain (loss) on investments and futures contracts	(0.08)	0.37	(0.08)	(0.08)	0.11
Total from investment operations	0.26	0.72	0.29	0.30	0.49
Less Distributions to Shareholders:
From net investment income	(0.34)	(0.35)	(0.37)	(0.38)	(0.38)
From net realized gains	—	—	—	— (b)	(0.05)
Total distributions to shareholders	(0.34)	(0.35)	(0.37)	(0.38)	(0.43)
Net Asset Value, End of Period	$10.86	$10.94	$10.57	$10.65	$10.73
Total return (c)(d)	2.40%	6.83%	2.83%	2.85%	4.64%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (e)	0.80%	0.78%	0.75%	0.75%	0.75%
Interest expense	—	—	—	—	—	%(f)
Net expenses (e)	0.80%	0.78%	0.75%	0.75%	0.75%
Waiver/Reimbursement	0.12%	0.09%	0.11%	0.12%	0.13%
Net investment income (e)	3.11%	3.17%	3.54%	3.51%	3.55%
Portfolio turnover rate	14%	12%	12%	12%	22%
Net assets, end of period (000s)	$51,196	$51,857	$47,970	$48,158	$48,924

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Rounds to less than $0.01 per share.

(c)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d)  Had the Investment Manager and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

(f)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

20

Financial Highlights – Columbia Virginia Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class B Shares	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$10.95	$10.57	$10.65	$10.73	$10.67
Income from Investment Operations:
Net investment income (a)	0.26	0.27	0.29	0.30	0.30
Net realized and unrealized gain (loss) on investments and futures contracts	(0.09)	0.37	(0.08)	(0.08)	0.11
Total from investment operations	0.17	0.64	0.21	0.22	0.41
Less Distributions to Shareholders:
From net investment income	(0.26)	(0.26)	(0.29)	(0.30)	(0.30)
From net realized gains	—	—	—	— (b)	(0.05)
Total distributions to shareholders	(0.26)	(0.26)	(0.29)	(0.30)	(0.35)
Net Asset Value, End of Period	$10.86	$10.95	$10.57	$10.65	$10.73
Total return (c)(d)	1.55%	6.14%	2.07%	2.08%	3.86%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (e)	1.55%	1.53%	1.50%	1.50%	1.50%
Interest expense	—	—	—	—	—	%(f)
Net expenses (e)	1.55%	1.53%	1.50%	1.50%	1.50%
Waiver/Reimbursement	0.12%	0.09%	0.11%	0.12%	0.13%
Net investment income (e)	2.34%	2.44%	2.80%	2.77%	2.80%
Portfolio turnover rate	14%	12%	12%	12%	22%
Net assets, end of period (000s)	$392	$1,575	$2,220	$2,434	$3,119

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Rounds to less than $0.01 per share.

(c)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)  Had the Investment Manager and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

(f)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

21

Financial Highlights – Columbia Virginia Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class C Shares	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$10.95	$10.57	$10.65	$10.73	$10.67
Income from Investment Operations:
Net investment income (a)	0.26	0.26	0.29	0.30	0.30
Net realized and unrealized gain (loss) on investments and futures contracts	(0.09)	0.38	(0.08)	(0.08)	0.11
Total from investment operations	0.17	0.64	0.21	0.22	0.41
Less Distributions to Shareholders:
From net investment income	(0.26)	(0.26)	(0.29)	(0.30)	(0.30)
From net realized gains	—	—	—	— (b)	(0.05)
Total distributions to shareholders	(0.26)	(0.26)	(0.29)	(0.30)	(0.35)
Net Asset Value, End of Period	$10.86	$10.95	$10.57	$10.65	$10.73
Total return (c)(d)	1.54%	6.13%	2.07%	2.08%	3.86%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (e)	1.55%	1.53%	1.50%	1.50%	1.50%
Interest expense	—	—	—	—	—	%(f)
Net expenses (e)	1.55%	1.53%	1.50%	1.50%	1.50%
Waiver/Reimbursement	0.12%	0.09%	0.11%	0.12%	0.13%
Net investment income (e)	2.35%	2.41%	2.79%	2.77%	2.80%
Portfolio turnover rate	14%	12%	12%	12%	22%
Net assets, end of period (000s)	$3,544	$2,499	$1,898	$967	$1,340

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Rounds to less than $0.01 per share.

(c)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)  Had the Investment Manager and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

(f)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

22

Financial Highlights – Columbia Virginia Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class Z Shares	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$10.94	$10.57	$10.65	$10.73	$10.67
Income from Investment Operations:
Net investment income (a)	0.37	0.37	0.40	0.40	0.41
Net realized and unrealized gain (loss) on investments and futures contracts	(0.09)	0.37	(0.08)	(0.07)	0.10
Total from investment operations	0.28	0.74	0.32	0.33	0.51
Less Distributions to Shareholders:
From net investment income	(0.37)	(0.37)	(0.40)	(0.41)	(0.40)
From net realized gains	—	—	—	— (b)	(0.05)
Total distributions to shareholders	(0.37)	(0.37)	(0.40)	(0.41)	(0.45)
Net Asset Value, End of Period	$10.85	$10.94	$10.57	$10.65	$10.73
Total return (c)(d)	2.56%	7.10%	3.09%	3.10%	4.90%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (e)	0.55%	0.53%	0.50%	0.50%	0.50%
Interest expense	—	—	—	—	—	%(f)
Net expenses (e)	0.55%	0.53%	0.50%	0.50%	0.50%
Waiver/Reimbursement	0.12%	0.09%	0.11%	0.12%	0.13%
Net investment income (e)	3.36%	3.42%	3.80%	3.76%	3.80%
Portfolio turnover rate	14%	12%	12%	12%	22%
Net assets, end of period (000s)	$264,505	$278,479	$267,576	$288,262	$273,728

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Rounds to less than $0.01 per share.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Had the Investment Manager and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

(f)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

23

Notes to Financial Statements – Columbia Virginia Intermediate Municipal Bond Fund
March 31, 2011

Note 1. Organization

Columbia Virginia Intermediate Municipal Bond Fund (the Fund), a series of Columbia Funds Series Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust.

After the close of business on April 30, 2010, Ameriprise Financial, Inc. (Ameriprise Financial) acquired a portion of the asset management business of Columbia Management Group, LLC (the Transaction), including the business of managing the Fund. In connection with the closing of the Transaction (the Closing), RiverSource Investments, LLC, a wholly owned subsidiary of Ameriprise Financial, became the investment manager of the Fund and changed its name to Columbia Management Investment Advisers, LLC (the Investment Manager).

Investment Objective

The Fund seeks current income exempt from U.S. federal income tax and Virginia individual income tax, consistent with moderate fluctuation of principal.

Fund Shares

The Trust has unlimited authorized shares of beneficial interest. The Fund offers Class A, Class B, Class C and Class Z shares. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 3.25% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18 months after purchase.

The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of other funds within the Columbia Family of Funds. Class B shares are subject to a maximum CDSC of 3.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class Z shares are not subject to sales charges and are available only to certain investors, as described in the Fund's prospectus.

Note 2. Summary of Significant Accounting Policies

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Trust's Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Investments in other open-end investment companies are valued at net asset value.

Investments for which market quotations are not readily available, or that have quotations which the Investment Manager believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, the Investment Manager may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

24

Columbia Virginia Intermediate Municipal Bond Fund, March 31, 2011

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on the accrual basis. Market premium and discount are amortized and accreted, respectively, on all debt securities, unless otherwise noted. Original issue discount is accreted to interest income over the life of the security with a corresponding increase in the cost basis, if any.

Dividend income is recorded on the ex-date.

Expenses

General expenses of the Trust are allocated to the Fund and other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to a specific class of shares are charged to that share class. Expenses directly attributable to the Fund are charged to the Fund.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses which are charged directly to a share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis for purposes of determining the net asset value of each class. Income and expenses are allocated to each class based on the settled shares method, while realized and unrealized gains (losses) are allocated based on the relative net assets of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax exempt or taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fee

Under an Investment Management Services Agreement (IMSA), the Investment Manager determines which securities will be purchased, held or sold. The management fee is equal to a percentage of the Fund's average daily net assets that declines from 0.40% to 0.27% as the Fund's net assets increase.

Prior to the Closing, Columbia Management Advisors, LLC (Columbia), an indirect, wholly owned subsidiary of Bank of America Corporation (BOA), provided investment management services to the Fund under the same fee structure. The effective management fee rate for the year ended March 31, 2011, was 0.40% of the Fund's average daily net assets.

Administration Fee

Effective upon the Closing, the Investment Manager provides administration and accounting services to the Fund under an Administrative Services Agreement, including services previously performed under the Pricing and Bookkeeping Oversight and Services Agreement (the Services Agreement) as discussed in the Pricing and Bookkeeping Fees note below. The Fund pays an annual administration fee equal to 0.15% of the Fund's average daily net assets less the fees payable by the Fund as described under the Pricing and Bookkeeping Fees note below. Prior to the Closing,

25

Columbia Virginia Intermediate Municipal Bond Fund, March 31, 2011

Columbia provided administrative services to the Fund at the same fee rates.

Pricing and Bookkeeping Fees

Prior to the Closing, the Fund entered into a Financial Reporting Services Agreement (the Financial Reporting Services Agreement) with State Street Bank and Trust Company (State Street) and Columbia pursuant to which State Street provides financial reporting services to the Fund. The Fund also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the State Street Agreements) with State Street and Columbia pursuant to which State Street provides accounting services to the Fund. Upon the Closing, Columbia assigned and delegated its rights and obligations under the State Street Agreements to the Investment Manager. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimburses State Street for certain out-of-pocket expenses and charges.

Also prior to the Closing, the Fund entered into the Services Agreement with Columbia. Under the Services Agreement, Columbia provided services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provided oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimbursed Columbia for out-of-pocket expenses and charges, including fees payable to third parties, such as for pricing the Fund's portfolio securities, incurred by Columbia in the performance of services under the Services Agreement. The Services Agreement was terminated upon the Closing. These services are now provided under the Administrative Services Agreement discussed above.

Transfer Agent Fee

In connection with the Closing, RiverSource Service Corporation, a wholly owned subsidiary of Ameriprise Financial, provides transfer agency services to the Fund under a Transfer Agency Agreement and changed its name to Columbia Management Investment Services Corp. (the Transfer Agent). The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Fund for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Fund that is a percentage of the average aggregate value of the Fund's shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of pocket fees). The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of -pocket expenses.

Prior to the Closing, Columbia Management Services, Inc., an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provided transfer agency services to the Fund and contracted with BFDS to serve as sub-transfer agent, under the same fee structure.

For the year ended March 31, 2011, the Fund's effective transfer agent fee rate for each class was 0.06% of the Fund's average daily net assets.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions on the Statement of Operations. For the year ended March 31, 2011, no minimum account balance fees were charged by the Fund.

Underwriting Discounts, Service and Distribution Fees

In connection with the Closing, RiverSource Fund Distributors, Inc., an indirect wholly owned subsidiary of Ameriprise Financial, provides distribution and shareholder services to the Fund and changed its name to Columbia Management Investment Distributors, Inc. (the Distributor). Pursuant to Rule 12b-1 under the 1940 Act, the Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

The Plans require the payment of a combined distribution and shareholder servicing fee for the Class A shares of the Fund. The Plans also require the payment of a monthly shareholder servicing

26

Columbia Virginia Intermediate Municipal Bond Fund, March 31, 2011

fee and distribution fee for the Class B and Class C shares of the Fund. A substantial portion of the expenses incurred pursuant to these plans is paid to affiliates of the Distributor. The annual rates in effect and plan limits, as a percentage of average daily net assets, are as follows:

	Current Rate	Plan Limit
Class A Combined Distribution and Shareholder Servicing Plan	0.25%	0.25%
Class B and Class C Shareholder Servicing Plans	0.25%	0.25%
Class B and Class C Distribution Plans	0.75%	0.75%

Prior to the Closing, Columbia Management Distributors, Inc., an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, was the principal underwriter of the Fund's shares. There were no changes to the underwriting discount structure of the Fund or the service or distribution fee rates paid by the Fund as a result of the Transaction.

Sales Charges

Sales charges, including front-end and CDSC's, received by the Distributor for distributing Fund shares were $2,467 for Class A, $2 for Class B and $3,889 for Class C shares for the year ended March 31, 2011.

Fee Waivers and Expense Reimbursements

The Investment Manager has voluntarily agreed to bear a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, do not exceed 0.55% of the Fund's average daily net assets on an annualized basis. The Investment Manager, in its discretion, may revise or discontinue this arrangement at any time. Prior to May 1, 2010, Columbia voluntarily reimbursed a portion of the Fund's expenses in the same manner.

The Investment Manager is entitled to recover from the Fund any fees waived and/or expenses reimbursed for a three year period following the date of such fee waiver and/or reimbursement under these arrangements if such recovery does not cause the Fund's expenses to exceed the expense limitations in effect at the time of recovery. Prior to May 1, 2010, Columbia was entitled to recover fees waived and/or expenses reimbursed from the Fund in the same manner.

At March 31, 2011, the amounts potentially recoverable pursuant to this arrangement were as follows:

Amount of potential recovery expiring March 31,			Total potential	Amount expired	Amount recovered during the year
2014	2013	2012	recovery	3/31/11	ended 3/31/11
$400,194	$298,704	$367,033	$1,065,931	$386,045	$—

Effective May 1, 2011, the Investment Manager has eliminated the fee recoupment provisions detailed above.

Fees Paid to Officers and Trustees

In connection with the Closing, all officers of the Fund are employees of the Investment Manager or its affiliates and, with the exception of the Fund's Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year. Prior to the Closing, all officers of the Fund were employees of Columbia or its affiliates and the Fund paid its pro-rata share of the expenses for the Chief Compliance Officer under the same fee structure.

Trustees are compensated for their services to the Fund, as set forth on the Statement of Operations. The Trust's eligible Trustees may participate in a non-qualified deferred compensation plan which may be terminated at any time. Any payments to plan participants are paid solely out of the Fund's assets. Income earned on the plan participant's deferral account is based on the rate of return of the

27

Columbia Virginia Intermediate Municipal Bond Fund, March 31, 2011

eligible mutual funds selected by the participant or, if no funds are selected, on the rate of return of Columbia Money Market Fund (formerly known as RiverSource Cash Management Fund). Prior to the Closing, if no funds were selected, income earned on the plan participant's deferral account was based on the rate of return of BofA Treasury Reserves. Trustees' fees deferred during the current period as well as any gains or losses on the trustees' deferred compensation balances as a result of market fluctuations are included in "Trustees' fees" on the Statement of Operations. Liabilities under the deferred compensation plan are included in "Trustees' fees" on the Statement of Assets and Liabilities.

Other

Prior to the Closing, the Fund made daily investments of cash balances in BofA Tax-Exempt Reserves, formerly an affiliated open-ended investment company of Columbia, pursuant to an exemptive order received from the Securities and Exchange Commission. The income earned prior to the Closing by the Fund from such investments is included as Dividends from affiliates on the Statement of Operations. As an investing Fund, the Fund was indirectly allocated its proportionate share of the expenses of BofA Tax-Exempt Reserves.

Note 4. Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as part of expense reductions on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement. For the year ended March 31, 2011, these custody credits reduced total expenses by $6 for the Fund.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated $44,599,818 and $57,000,360, respectively, for the year ended March 31, 2011.

Note 6. Shareholder Concentration

As of March 31, 2011, two shareholder accounts owned 86.8% of the outstanding shares of the Fund. Purchase and redemption activity of these accounts may have a significant effect on the operations of the Fund.

Note 7. Line of Credit

Prior to March 28, 2011, the Fund and other affiliated funds participated in a $280,000,000 committed, unsecured revolving line of credit provided by State Street. Effective March 28, 2011, the commitment was reduced to $225,000,000. The maximum amount that may be borrowed by any fund is limited to the lesser of $200,000,000 and the Fund's borrowing limit set forth in the Fund's registration statement. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Effective October 14, 2010, interest is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 1.25% or the overnight LIBOR Rate plus 1.25%. In addition, a commitment fee of 0.125% per annum is accrued and apportioned among the participating funds pro rata based on their relative net assets.

Prior to October 14, 2010, interest was charged to each participating fund at the same rates. In addition, a commitment fee of 0.15% per annum was accrued and apportioned among the participating funds pro rata based on their relative net assets.

For the year ended March 31, 2011, the Fund did not borrow under these arrangements.

Note 8. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended March 31, 2011, permanent book and tax basis differences resulting primarily from differing treatments for market discount adjustments were identified and reclassified among the components of the Fund's net assets as follows:

Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-In Capital
$(4,193)	$4,193	$—

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

28

Columbia Virginia Intermediate Municipal Bond Fund, March 31, 2011

The tax character of distributions paid during the years ended March 31, 2011 and March 31, 2010 was as follows:

	March 31,
	2011	2010
Tax-Exempt Income	$10,925,921	$11,077,237
Ordinary Income*	13,464	145,799

*  For tax purposes short-term capital gain distributions, if any, are considered ordinary income distributions.

As of March 31, 2011, the components of distributable earnings on a tax basis were as follows:

Undistributed Tax-Exempt Income	Undistributed Long-Term Capital Gains	Net Unrealized Appreciation
$1,681,299	$—	$8,304,569

Unrealized appreciation and depreciation at March 31, 2011, based on cost of investments for federal income tax purposes were:

Unrealized appreciation	$12,035,263
Unrealized depreciation	(3,730,694)
Net unrealized appreciation	$8,304,569

The following capital loss carryforwards may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Capital Loss Carryforwards
2018	$215,943

Capital loss carryforwards of $948,997 were utilized during the year ended March 31, 2011.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 9. Significant Risks and Contingencies

Sector Focus Risk

The Fund may focus its investments in certain sectors, subjecting it to greater risk than a fund that is less focused.

Geographic Concentration Risk

Securities issued by a particular state and its instrumentalities are subject to the risk of unfavorable developments in such state. The value of Fund shares may be more volatile than the value of shares of funds that invest in municipal securities of issuers in more than one state, as unfavorable developments have the potential to impact more significantly the Fund than funds that invest in municipal securities of many different states. A municipal security can be significantly affected by adverse tax, legislative, demographic or political changes as well as changes in the state's financial or economic condition and prospects.

The Fund's municipal holdings may include obligations of issuers that rely in whole or in part for payment of interest and principal on state specific revenues, real property taxes, revenues from particular institutions, such as healthcare institutions, or obligations secured by mortgages on real property. Consequently, the impact of changes in state law or regulations or the economic conditions in a particular state should be considered. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry or region.

Tax Development Risk

The Fund purchases municipal securities whose interest, in the opinion of bond counsel, is free from federal income tax. There is no assurance that the Internal Revenue Service (IRS) will agree with this opinion. In the event the IRS determines that an issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued. As a shareholder of the Fund, you may be required to file an amended tax return as a result.

Note 10. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued.

29

Columbia Virginia Intermediate Municipal Bond Fund, March 31, 2011

Other than as noted below, there were no items requiring adjustment of the financial statements or additional disclosure.

Effective May 16, 2011, the line of credit commitment with State Street was reduced to $150,000,000, and the maximum amount that may be borrowed by any fund was limited to the lesser of $120,000,000 and the Fund's borrowing limit set forth in the Fund's registration statement.

Note 11. Information Regarding Pending and Settled Legal Proceedings

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit's decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On December 9, 2010, the District Court reinstated its July 9, 2007 summary judgment order in favor of the defendants. On January 10, 2011, plaintiffs filed a notice of appeal with the Eighth Circuit.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http:// www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as

30

Columbia Virginia Intermediate Municipal Bond Fund, March 31, 2011

such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

31

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust and the Shareholders of Columbia Virginia Intermediate Municipal Bond Fund

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Virginia Intermediate Municipal Bond Fund (the "Fund") (a series of Columbia Funds Series Trust) at March 31, 2011, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
May 20, 2011

32

Federal Income Tax Information (Unaudited) – Columbia Virginia Intermediate Municipal Bond Fund

For the fiscal year ended March 31, 2011, 99.90% of distributions made from net investment income of the Fund qualifies as exempt interest dividends for federal income tax purposes. A portion of the income may be subject to federal alternative minimum tax.

The Fund will notify shareholders in January 2012 of amounts for use in preparing 2011 income tax returns.

33

Fund Governance

The Trustees serve terms of indefinite duration. The names, addresses and birth years of the Trustees and Officers of the Funds in the Columbia Funds Series Trust, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Series Trust.

Independent Trustees

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in the Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Edward J. Boudreau, Jr. (Born 1944)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2005)	Managing Director—E.J. Boudreau & Associates (consulting), from 2000 through current; oversees 41; Trustee—BofA Funds Series Trust.

William P. Carmichael (Born 1943)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1999)	Retired; oversees 41; Director—Cobra Electronics Corporation (electronic equipment manufacturer); Director—McMoRan Exploration Company (oil and gas exploration and development); Director—The Finish Line (athletic shoes and apparel); Trustee—BofA Funds Series Trust.

William A. Hawkins (Born 1942)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2005)	Managing Director—Overton Partners (financial consulting), August 2010 to present; President and Chief Executive Officer—California General Bank, N.A., from January 2008 through August 2010; oversees 41; Trustee—BofA Funds Series Trust.

R. Glenn Hilliard (Born 1943)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2005)	Chairman and Chief Executive Officer—Hilliard Group LLC (investing and consulting), from April 2003 through current; oversees 41; Trustee—BofA Funds Series Trust.

John J. Nagorniak (Born 1944)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2008)	Retired; President and Director—Foxstone Financial, Inc. (consulting), 2000 through December 2007; Director—Mellon Financial Corporation affiliates (investing), 2000 through 2007; Chairman—Franklin Portfolio Associates (investing—Mellon affiliate), 1982 through 2007; oversees 41; Director—MIT Investment Company; Trustee—MIT 401k Plan Trustee—Research Foundation of CFA Institute; Trustee—BofA Funds Series Trust.

34

Fund Governance (continued)

Independent Trustees (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in the Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Minor M. Shaw (Born 1947)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2003)	President—Micco Corporation and Mickel Investment Group; oversees 41; Board Member—Piedmont Natural Gas; Trustee—BofA Funds Series Trust.

Interested Trustee

Anthony M. Santomero[1] (Born 1946)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2008)	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, from 2002 through current; Senior Advisor—McKinsey & Company (consulting), July 2006 through January 2008; President and Chief Executive Officer—Federal Reserve Bank of Philadelphia, July 2000 through April 2006; oversees 41; Director—Renaissance Reinsurance Ltd; Trustee—Penn Mutual Life Insurance Company; Director—Citigroup, Inc.; Director—Citibank, N.A.; Trustee—BofA Funds Series Trust.

1  Dr. Santomero is currently deemed by the Columbia Funds to be an "interested person" (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup, Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Columbia Funds or other funds or accounts advised/managed by Columbia Management Investment Advisers, LLC.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 800-345-6611.

Officers

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
J. Kevin Connaughton (Born 1964)

225 Franklin Street Boston, MA 02110 President (since 2009)	Senior Vice President and General Manager—Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds, since 2009, and RiverSource Funds, since May 2010 (previously Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009, Treasurer, Columbia Funds, from October 2003 to May 2008, and senior officer of various other affiliated funds since 2000); Managing Director, Columbia Management Advisors, LLC from December 2004 to April 2010.

Michael G. Clarke (Born 1969)

225 Franklin Street Boston, MA 02110 Treasurer (since 2011) and Chief Financial Officer (since 2009)	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

35

Fund Governance (continued)

Officers (continued)

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
Scott R. Plummer (Born 1959)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President and Chief Legal Officer (since 2010)	Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel—Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel—Asset Management, from 2005 to April 2010, and Vice President—Asset Management Compliance from 2004 to 2005); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; Vice President, General Counsel and Secretary, RiverSource Funds, since December 2006; Senior Vice President, Secretary and Chief Legal Officer, Columbia Funds, since May 2010.

Linda J. Wondrack (Born 1964)

225 Franklin Street Boston, MA 02110 Senior Vice President and Chief Compliance Officer (since 2007)	Vice President and Chief Compliance Officer, Columbia Management Investment Advisers, LLC since May 2010; Chief Compliance Officer, Columbia Funds, since 2007, and RiverSource Funds, since May 2010; Director (Columbia Management Group, LLC and Investment Product Group Compliance), Bank of America, from June 2005 to April 2010.

William F. Truscott (Born 1960)

53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2010)	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010 (previously President, Chairman of the Board and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President—U.S. Asset Management and Chief Investment Officer from 2005 to April 2010, and Senior Vice President—Chief Investment Officer, from 2001 to 2005); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director, Columbia Management Investment Distributors, Inc. since May 2010 (previously Chairman of the Board and Chief Executive Officer from 2008 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006.

Colin Moore (Born 1958)

225 Franklin Street Boston, MA 02110 Senior Vice President (since 2010)	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer of Columbia Management Advisors, LLC from 2007 to April 2010; Head of Equities, Columbia Management Advisors, LLC from 2002 to 2007.

Michael A. Jones (Born 1959)

225 Franklin Street Boston, MA 02110 Senior Vice President (since 2010)	President and Director, Columbia Management Investment Advisers, LLC since May 2010; President and Director, Columbia Management Investment Distributors, Inc. since May 2010; Manager, Chairman, Chief Executive Officer and President, Columbia Management Advisors, LLC from 2007 to April 2010; Chief Executive Officer, President and Director, Columbia Management Distributors, Inc. from November 2006 to April 2010; previously, co-president and senior managing director at Robeco Investment Management.

36

Fund Governance (continued)

Officers (continued)

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
Christopher O. Petersen (Born 1970)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Secretary (since 2011)	Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel from April 2004 to January 2010); Assistant Secretary of RiverSource Funds since January 2007.

Amy Johnson (Born 1965)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President (since 2010)	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, from 2009 until April 2010, Vice President—Asset Management and Trust Company Services, from 2006 to 2009, and Vice President—Operations and Compliance from 2004 to 2006).

Joseph F. DiMaria (Born 1968)

225 Franklin Street Boston, MA 02110 Vice President (since 2011) and Chief Accounting Officer (since 2008)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC from January 2006 to April 2010; Head of Tax/Compliance and Assistant Treasurer, Columbia Management Advisors, LLC, from November 2004 to December 2005.

Paul B. Goucher (Born 1968)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Treasurer (since 2010)	Vice President and Chief Counsel of Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel from November 2008 to January 2010); Director, Managing Director and General Counsel of J. & W. Seligman & Co. Incorporated (Seligman) from July 2008 to November 2008 and Managing Director and Associate General Counsel of Seligman from January 2005 to July 2008.

Michael E. DeFao (Born 1968)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Treasurer (since 2011)	Vice President and Chief Counsel, Ameriprise Financial since May 2010; Associate General Counsel Bank of America from June 2005 to April 2010.

Stephen T. Welsh (Born 1957)

225 Franklin Street Boston, MA 02110 Vice President (since 2006)	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc. from July 2004 to April 2010; Managing Director, Columbia Management Distributors, Inc. from August 2007 to April 2010.

37

Shareholder Meeting Results

At a Joint Special Meeting of Shareholders held on February 15, 2011, shareholders of the series of Columbia Funds Series Trust, including the Fund, elected each of the nominees for trustees to the Board of Trustees of Columbia Funds Series Trust, each to hold office for an indefinite term, as follows:

Trustee	Votes For	Votes Withheld	Abstentions
Kathleen Blatz	2,145,636,122	248,012,438	0
Edward J. Boudreau, Jr.	2,145,430,114	248,218,446	0
Pamela G. Carlton	2,145,515,949	248,132,612	0
William P. Carmichael	2,145,038,695	248,609,866	0
Patricia M. Flynn	2,145,843,563	247,804,997	0
William A. Hawkins	2,145,359,401	248,289,160	0
R. Glenn Hilliard	2,145,079,400	248,569,161	0
Stephen R. Lewis, Jr.	2,145,092,209	248,556,351	0
John F. Maher	2,145,621,338	248,027,223	0
John J. Nagorniak	2,145,337,494	248,311,067	0
Catherine James Paglia	2,145,615,254	248,033,306	0
Leroy C. Richie	2,145,042,120	248,606,441	0
Anthony M. Santomero	2,145,088,174	248,560,386	0
Minor M. Shaw	2,145,430,762	248,217,798	0
Alison Taunton-Rigby	2,145,393,384	248,255,177	0
William F. Truscott	2,144,907,223	248,741,338	0

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Important Information About This Report

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of Columbia Virginia Intermediate Municipal Bond Fund.

A description of the policies and procedures that the fund uses to determine how to vote proxies and a copy of the fund's voting records are available (i) at www.columbiamanagement.com, (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
1-800-345-6611

Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Investment Manager

Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110

41

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Columbia Virginia Intermediate Municipal Bond Fund
P. O. Box 8081
Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit columbiamanagement.com. Read the prospectus carefully before investing. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2011 Columbia Management Investment Advisers, LLC. All rights reserved.

C-1106 A (05/11)

Columbia California Intermediate Municipal Bond Fund

Annual Report for the Period Ended March 31, 2011

Not FDIC insured • No bank guarantee • May lose value

Fund Profile	1

Economic Update	2

Performance Information	4

Understanding Your Expenses	5

Portfolio Manager's Report	6

Investment Portfolio	8

Statement of Assets and Liabilities	16

Statement of Operations	18

Statement of Changes in Net Assets	19

Financial Highlights	21

Notes to Financial Statements	25

Report of Independent Registered Public Accounting Firm	32

Federal Income Tax Information	33

Fund Governance	34

Shareholder Meeting Results	38

Important Information About This Report	41

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

President's Message

Dear Shareholder:

The Columbia Management story began over 100 years ago, and today, we are one of the nation's largest dedicated asset managers. The recent acquisition by Ameriprise Financial, Inc. brings together the talents, resources and capabilities of Columbia Management with those of RiverSource Investments, Threadneedle (acquired by Ameriprise in 2003) and Seligman Investments (acquired by Ameriprise in 2008) to build a best-in-class asset management business that we believe is truly greater than its parts.

RiverSource Investments traces its roots to 1894 when its then newly-founded predecessor, Investors Syndicate, offered a face-amount savings certificate that gave small investors the opportunity to build a safe and secure fund for retirement, education or other special needs. A mutual fund pioneer, Investors Syndicate launched Investors Mutual Fund in 1940. In the decades that followed, its mutual fund products and services lineup grew to include a full spectrum of styles and specialties. More than 110 years later, RiverSource continues to be a trusted financial products leader.

Threadneedle, a leader in global asset management and one of Europe's largest asset managers, offers sophisticated international experience from a dedicated U.K. management team. Headquartered in London, it is named for Threadneedle Street in the heart of the city's financial district, where British investors pioneered international and global investing. Threadneedle was acquired in 2003 and today operates as an affiliate of Columbia Management.

Seligman Investments' beginnings date back to the establishment of the investment firm J. & W. Seligman & Co. in 1864. In the years that followed, Seligman played a major role in the geographical expansion and industrial development of the United States. In 1874, President Ulysses S. Grant named Seligman as fiscal agent for the U.S. Navy—an appointment that would last through World War I. Seligman helped finance the westward path of the railroads and the building of the Panama Canal. The firm organized its first investment company in 1929 and began managing its first mutual fund in 1930. In 2008, J. & W. Seligman & Co. Incorporated was acquired and Seligman Investments became an offering brand of RiverSource Investments, LLC.

We are proud of the rich and distinctive history of these firms, the strength and breadth of products and services they offer, and the combined cultures of pioneering spirit and forward thinking. Together we are committed to providing more for our shareholders than ever before.

> A singular focus on our shareholders
Our business is asset management, so investors are our first priority. We dedicate our resources to identifying timely investment opportunities and provide a comprehensive choice of equity, fixed-income and alternative investments to help meet your individual needs.

> First-class research and thought leadership
We are dedicated to helping you take advantage of today's opportunities and anticipate tomorrow's. We stay abreast of the latest investment trends and ideas, using our collective insight to evaluate events and transform them into solutions you can use.

> A disciplined investment approach
We aren't distracted by passing fads. Our teams adhere to a rigorous investment process that helps ensure the integrity of our products and enables you and your financial advisor to match our solutions to your objectives with confidence.

When you choose Columbia Management, you can be confident that we will take the time to understand your needs and help you and your financial advisor identify the solutions that are right for you. Because at Columbia Management, we don't consider ourselves successful unless you are.

Sincerely,

J. Kevin Connaughton
President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit www.columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2011 Columbia Management Investment Advisers, LLC. All rights reserved.

Fund Profile – Columbia California Intermediate Municipal Bond Fund

Summary

■  For the 12-month period that ended March 31, 2011, the fund's Class A shares returned 2.48% without sales charge.

■  The fund lagged its primary benchmark, the Barclays Capital California 3-15 Year Blend Municipal Bond Index1, as well as its secondary benchmark, the Barclays Capital 3-15 Year Blend Municipal Bond Index.2 The fund's return was higher than the average return of funds in its peer group, the Lipper California Intermediate Municipal Debt Funds Classification.3

■  The fund had less exposure than the index to California State government obligation (GO) bonds, which detracted from performance relative to the primary benchmark as the group performed well during the period. However, we believe the fund had a higher allocation to state GOs than many of its peers, which benefited performance relative to that measure.

Portfolio Management

James M. D'Arcy has managed the fund since 2010. From 1999 until joining the Investment Manager in May 2010, Mr. D'Arcy was associated with the fund's previous investment adviser as an investment professional.

1The Barclays Capital California 3-15 Year Blend Municipal Bond Index tracks investment grade bonds issued from the state of California and its municipalities.

2The Barclays Capital 3-15 Year Blend Municipal Bond Index tracks the performance of municipal bonds issued after December 31, 1990 with remaining maturities between 2 and 17 years and at least $7 million in principal amount outstanding.

3Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads. Funds in the Lipper California Intermediate Municipal Debt Funds Category invest in municipal debt issues with dollar-weighted average maturities of five to ten years and are exempt from taxation in California.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Summary

1-year return as of 03/31/11

+2.48%

Class A shares (without sales charge)

+3.35%

Barclays Capital California 3-15 Year Blend Municipal Bond Index

+2.91%

Barclays Capital 3-15 Year Blend Municipal Bond Index

1

Economic Update – Columbia California Intermediate Municipal Bond Fund

Summary

For the 12-month period that ended March 31, 2011

■   Strengthening economic growth and rising interest rates kept a lid on most bond market sectors. The Barclays Capital Aggregate Bond Index delivered modest results. However, high-yield bonds were strong performers, as measured by the JPMorgan Developed BB High Yield Index.

Barclays Aggregate Index	JPMorgan Index

■   The U.S. stock market, as measured by the S&P 500 Index, delivered solid returns, despite a summer 2010 correction. Foreign stock market returns were also positive, as measured by the MSCI EAFE Index (Net).

S&P Index	MSCI Index

The U.S. economy continued to expand at a solid but uneven pace over the past 12 months, as measured by gross domestic product (GDP). Although lackluster second quarter 2010 GDP growth raised fears that the economy was losing steam and might lapse back into recession, the pace picked up in the third quarter of 2010, inspiring confidence among consumers, businesses and investors. GDP expanded by 2.6% in the third quarter and 3.1% in the fourth quarter. With the Federal Reserve Board (the Fed) providing additional monetary stimulus to shore up economic growth and the extension of key tax cuts for the next two years, expectations are for continued growth in 2011. However, early estimates of first quarter 2011 growth place it just under 2.0%, a disappointment after two strong quarters and a pick-up in employment.

Consumer spending on cars, clothing and other goods generally trended higher during the 12-month period, accelerating in the fourth quarter of 2010. Holiday spending rose 5.5% between November 5, 2010 and December 24, 2010, in all retail categories, excluding automobiles, compared with the same period in 2009, according to MasterCard Advisors' SpendingPulse, which tracks spending on all transactions including cash. Personal income surged in January 2011, as payroll tax cuts kicked in. The personal savings rate edged higher, ending February 2011, the last month for which data was available, at 5.8%.

News on the job front was increasingly positive. A good portion of the jobs added in March, April and May of 2010 were temporary, government-sponsored census positions, which began to unwind in June, July and August 2010. However, private sector payroll employment began to trend higher in the third quarter, massive layoffs declined and job growth turned solidly positive, with the addition of 444,000 new jobs in the first quarter of 2011.

Despite some glimmers of improvement early in 2010, the housing market remained troublesome throughout the period. Both new and existing home sales fell after a federal tax credit for new and repeat homebuyers expired. Distressed properties pressured prices and foreclosures continued—another drag on prices. The inventory of unsold homes ended the period higher than it started, at 8.9 and 8.6 months for new and existing homes, respectively, according to the National Association of Realtors and a joint release from the U.S. Census Bureau and the U.S. Department of Housing and Urban Development. The new year brought more disappointing news: Existing home sales fell in January 2011 after three months of sustained improvement. Tight credit and weak appraisals were cited as possible reasons for the decline.

Reports from the business side of the economy were generally positive. A key measure of the nation's manufacturing situation—the Institute for Supply Management's Index—took a somewhat surprising turn higher in the final months of the period. Technology spending rose 12% in 2010, according to the NPD Group, a national marketing research firm. Purchases of computers, networking and software returned to prerecession levels. Industrial production rose over the period, and manufacturing capacity utilized, per the report issued by the Fed—a key measure of the health of the manufacturing sector—also edged higher.

2

Economic Update (continued) – Columbia California Intermediate Municipal Bond Fund

Bonds delivered modest returns

As the economy strengthened and interest rates edged higher, most bond sectors delivered modest returns. The Barclays Capital Aggregate Bond Index1 returned 5.12%. High-yield bonds led the fixed-income markets. For the 12 months covered by this report, the JPMorgan Developed BB High Yield Index2 returned 13.04% as default fears abated and investors grew more comfortable with risk. Despite rising yields in the second half of the period, the Treasury market was also positive. The Barclays Capital U.S. Treasury Index3 returned 4.53%. However, municipal bonds struggled in the second half of the period, as interest rates inched higher and issue supply surged ahead of the year-end expiration of the Build America Bonds program. The Barclays Capital Municipal Bond Index4 gained 1.63% for the period. Despite positive economic activity, the Fed kept a key short-term interest rate—the federal funds rate—close to zero, reflecting ongoing concerns about employment and the housing market.

Stocks moved higher despite summer 2010 decline

Against a strengthening economic backdrop, stock prices continued to rally despite a summer 2010 setback linked to a debt crisis brewing in Europe, which raised concerns among U.S. investors. These fears were short-lived and stocks regained their footing. In this environment, the S&P 500 Index5 returned 15.65% for the 12 months through March 31, 2011. Outside the United States, stock markets also delivered solid gains. The MSCI EAFE Index (Net),6 a broad gauge of stock market performance in foreign developed markets, returned 10.42% (in U.S. dollars) for the 12-month period, as concerns about the impact of a bailout for weak euro zone economies eased yet continued to restrain market performance. Emerging stock markets were strong. The MSCI Emerging Markets Index (Net)7 returned 18.46% (in U.S. dollars) for the 12-month period.

Past performance is no guarantee of future results.

1The Barclays Capital Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs and total return performance of fixed-rate, publicly placed, dollar-denominated and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity.

2The JPMorgan Developed BB High Yield Index is an unmanaged index designed to mirror the investable universe of the U.S. dollar developed, BB-rated, high yield corporate debt market.

3The Barclays Capital U.S. Treasury Index includes public obligations of the U.S. Treasury. Treasury bills are excluded by the maturity constraint. In addition, certain special issues, such as state and local government series bonds (SLGs), as well as U.S. Treasury TIPS, are excluded. STRIPS are excluded from the index because their inclusion would result in double-counting.

4The Barclays Capital Municipal Bond Index is considered representative of the broad market for investment-grade, tax-exempt bonds with a maturity of at least one year.

5The Standard & Poor's (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization U.S. stocks.

6The Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index (Net) is a free float- adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. As of December 31, 2010, the MSCI EAFE Index (Net) consisted of the following 22 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

7The Morgan Stanley Capital International Emerging Markets (MSCI EM) Index (Net) is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. As of December 31, 2010, the MSCI EM Index (Net) consisted of the following 21 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand and Turkey.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

3

Performance Information – Columbia California Intermediate Municipal Bond Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Performance of a $10,000 investment 09/09/02 – 03/31/11

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia California Intermediate Municipal Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

*  Barclays Capital California 3-15 Year Blend Municipal Bond Index is from August 31, 2002.

Performance of a $10,000 investment Inception – 03/31/11 ($)

Sales charge	without	with
Class A	12,989	12,567
Class B	12,294	12,294
Class C	12,166	12,166
Class Z	13,451	n/a

Average annual total return as of 03/31/11 (%)

Share class	A		B		C		Z
Inception	09/09/02		08/29/02		09/11/02		08/19/02
Sales charge	without	with	without	with	without	with	without
1-year	2.48	–0.88	1.72	–1.26	1.61	0.62	2.74
5-year	3.75	3.06	2.98	2.98	2.95	2.95	4.01
Life	3.10	2.70	2.43	2.43	2.32	2.32	3.50

The "with sales charge" returns include the maximum initial sales charge of 3.25% for Class A shares and the applicable contingent deferred sales charge of 3.00% in the first year, declining to 1.00% in the fourth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by the Investment Manager and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume the reinvestment of distributions. Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

4

Understanding Your Expenses – Columbia California Intermediate Municipal Bond Fund

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■  For shareholders who receive their account statements from Columbia Management Investment Services Corp., your account balance is available online at www.columbiamanagement.com or by calling Shareholder Services at 800.345.6611.

■  For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account may be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

10/01/10 – 03/31/11

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	968.00	1,020.94	3.93	4.03	0.80
Class B	1,000.00	1,000.00	965.30	1,017.20	7.59	7.80	1.55
Class C	1,000.00	1,000.00	964.40	1,017.20	7.59	7.80	1.55
Class Z	1,000.00	1,000.00	970.10	1,022.19	2.70	2.77	0.55

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the Investment Manager and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

5

Portfolio Manager's Report – Columbia California Intermediate Municipal Bond Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Net asset value per share

as of 03/31/11 ($)

Class A	9.65
Class B	9.64
Class C	9.64
Class Z	9.63

Distribution declared per share

04/01/10 – 03/31/11 ($)

Class A	0.31
Class B	0.24
Class C	0.24
Class Z	0.34

A portion of the fund's income may be subject to the alternative minimum tax. The fund may at times purchase tax-exempt securities at a discount. Some or all of this discount may be included in the fund's ordinary income, and is taxable when distributed.

30-day SEC yields

as of 03/31/11 (%)

Class A	2.88
Class B	2.22
Class C	2.22
Class Z	3.23

The 30-day SEC yields reflect the fund's earning power, net of expenses, expressed as an annualized percentage of the public offering price per share at the end of the period.

Taxable-equivalent SEC yields

as of 03/31/11 (%)

Class A	4.95
Class B	3.82
Class C	3.82
Class Z	5.55

Taxable-equivalent SEC yields are based on the combined maximum effective 35.0% federal income tax rate and applicable state income tax rate. This tax rate does not reflect the phase out of exemptions or the reduction of the otherwise allowable deductions that occur when adjusted gross income exceeds certain levels. Your taxable-equivalent yield may be different depending on your tax bracket.

For the 12-month period that ended March 31, 2011, the fund's Class A shares returned 2.48% without sales charge. The fund's primary benchmark, the Barclays Capital California 3-15 Year Blend Municipal Bond Index, returned 3.35%. Its secondary benchmark, the Barclays Capital 3-15 Year Blend Municipal Bond Index, returned 2.91%. The fund's return was higher than the 1.71% average return of funds in its peer group, the Lipper California Intermediate Municipal Debt Funds Classification. An underweight in California State general obligation (GO) bonds, which were strong performers, detracted from performance versus the fund's primary benchmark. However, we believe the fund had a higher allocation to California GOs than many of its peers, which benefited performance.

Gains from maturity and sector positioning

An overweight in bonds with eight- to 12-year maturities and an underweight in bonds with maturities longer than 12 years helped performance. Longer-maturity municipal bond prices fell late in 2010 amid concerns over the year-end expiration of the federally subsidized Build America Bonds (BABs) program—a less expensive way for qualifying municipal issuers to finance infrastructure projects. Investors anticipated an increase in long-term municipal issuance when the program expired, which led to heavy selling in the sector. Elsewhere, exposure to health care bonds, particularly higher quality issues, further aided results. An added boost came from industrial development bonds backed by BP (0.9% of net assets), which we purchased at attractive prices after the Gulf of Mexico oil disaster. By period end, the BP bonds had posted strong returns.

Lost ground from GO allocation

To provide adequate diversification and risk control, the fund had a much lower stake in California state GOs than the roughly 25% weight in the Barclays California benchmark. This underweight detracted from performance, as the sector posted strong gains driven by low supply. Some of these losses were offset by strong security selection within the sector. The fund also lost ground from the addition of some longer-maturity (10- to 15-year) transportation bonds. We focused on higher quality airport securities, which underperformed late last year as issuers raced to market to avoid being subject to the alternative minimum tax (or AMT) in 2011. The AMT, which is not indexed to inflation, applies to certain income earned by high income tax payers. Since we try to minimize AMT exposure, we viewed this supply increase as a unique buying opportunity.

Changes to interest-rate positioning

Over much of the year, the fund had more sensitivity to interest rate changes than the Barclays California index, which helped performance as interest rates edged lower. (The more sensitive a bond is to interest rate changes, the more its price will rise as interest rates fall—or fall as interest rates rise.) We reduced interest-rate sensitivity shortly before the fourth quarter 2010 sell-off, which also was positive for performance. Late in the period, we took advantage of buying opportunities created by the expiration of the BABs program and added to the fund's stake in 10- to 15-year bonds. We also purchased some high quality (AA and A rated1) hospital bonds with very attractive yields during the first quarter of 2011.

1The credit quality ratings represent the lower of one of the following nationally recognized rating agencies: Standard & Poor's or Moody's Investor Services. If a security is rated by only one of the two agencies, that rating is used. If a security is not rated by either of the two agencies, it is designated as Non-Rated. Ratings are relative and subjective and are not absolute standards of quality. The credit quality of the fund's investments does not remove market risk.

6

Portfolio Manager's Report (continued) – Columbia California Intermediate Municipal Bond Fund

Mixed outlook for California

California faces another severe budget crisis, which will most likely be resolved through a combination of spending cuts and the extension of temporary tax hikes. Most observers expect the budget process to draw out until late in 2011, which would delay new issuance and reduce overall municipal bond supply. However, the state is seeing signs of improvement. Although corporate income tax revenues have fallen short of projections, revenues from personal income taxes have exceeded estimates. We expect municipal bonds to benefit as the state's economy slowly improves. In anticipation of an eventual hike in short-term interest rates, we plan to reduce the fund's sensitivity to interest-rate changes by adjusting maturity allocations. We may also increase exposure to shorter-maturity callable (or redeemable) bonds, which typically outperform similar maturity non-callable issues in a rising interest-rate environment.

Portfolio characteristics and holdings are subject to change periodically and may not be representative of current characteristics and holdings. The outlook for the fund may differ from that presented for other Columbia Funds.

Tax-exempt investing offers current tax-exempt income, but it also involves certain risks. The value of the fund will be affected by interest rate changes and the creditworthiness of issues held in the fund. When interest rates go up, bond prices generally drop and vice versa.

Interest income from certain tax-exempt bonds may be subject to certain state and local taxes and, if applicable, the alternative minimum tax. Capital gains are not exempt from income taxes.

Single-state municipal bond funds pose additional risks due to limited geographical diversification.

Top 5 sectors

as of 03/31/11 (%)

Tax-Backed	41.1
Utilities	23.8
Health Care	10.2
Transportation	6.5
Education	5.7

Maturity breakdown

as of 03/31/11 (%)

0-1 year	0.4
1-3 years	13.6
3-5 years	10.1
5-7 years	9.5
7-10 years	14.8
10-15 years	37.5
15-20 years	9.0
25 years and over	0.7
Net Cash and Equivalents	4.4

Quality breakdown

as of 03/31/11 (%)

AAA	7.5
AA	46.9
A	35.5
BBB	5.6
BB	0.7
Non-Rated	3.8

Ratings shown in the quality breakdown are assigned to individual bonds by taking the lower of the ratings available from one of the following nationally recognized rating agencies: Standard & Poor's or Moody's Investor Services. If a security is rated by only one of the two agencies, that rating is used. If a security is not rated by either of the two agencies, it is designated as Non-Rated. Ratings are relative and subjective and are not absolute standards of quality. The credit quality of the fund's investments does not remove market risk.

The fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

7

Investment Portfolio – Columbia California Intermediate Municipal Bond Fund

March 31, 2011

Municipal Bonds – 94.1%
	Par ($)	Value ($)
Education – 5.7%
Education – 5.7%
CA Educational Facilities Authority
Pitzer College: Series 2005 A, 5.000% 04/01/25	1,270,000	1,208,557
Series 2009, 5.000% 04/01/19	1,610,000	1,654,871
University of Southern California, Series 2009, 5.250% 10/01/24	3,000,000	3,368,910
CA Public Works Board
California State University, Series 2006 A, Insured: NPFGC 5.000% 10/01/16	1,000,000	1,067,850
University of California: Series 2005 C, 5.000% 04/01/16	1,000,000	1,073,100
Series 2005 D, 5.000% 05/01/15	1,000,000	1,087,170
CA State University
Series 2009 A, 5.250% 11/01/22	2,500,000	2,609,950
CA University of California
Series 2009 O, 5.000% 05/15/20	1,000,000	1,109,540
Education Total		13,179,948
Education Total		13,179,948
Health Care – 10.2%
Continuing Care Retirement – 1.5%
CA ABAG Finance Authority for Nonprofit Corporations
Series 2010, Insured: CMI 4.000% 09/01/15	1,500,000	1,547,775
CA Health Facilities Financing Authority
Episcopal Senior Communities, Series 2010 B, 5.100% 02/01/19	920,000	923,413
Nevada Methodist Homes, Series 2006, Insured: CMI 5.000% 07/01/26	1,000,000	932,120
Continuing Care Retirement Total		3,403,308

	Par ($)	Value ($)
Hospitals – 8.7%
CA ABAG Finance Authority for Nonprofit Corporations
Sharp Healthcare, Series 2011 A, 5.250% 08/01/24	2,750,000	2,685,430
CA Health Facilities Financing Authority
Catholic Healthcare West: Series 2009 A, 6.000% 07/01/29	1,250,000	1,266,887
Series 2009 E, 5.625% 07/01/25	1,500,000	1,523,085
Children's Hospital Orange County, Series 2009 A, 6.000% 11/01/21	2,000,000	2,098,260
CA Loma Linda
Loma Linda University Medical Center, Series 2005, 5.000% 12/01/18	1,000,000	922,390
CA Municipal Finance Authority
Community Hospitals of Central California, Series 2007, 5.000% 02/01/13	1,150,000	1,181,660
CA Newport Beach
Hoag Memorial Hospital Presbyterian, Series 2011, 5.875% 12/01/30	1,000,000	1,017,750
CA Rancho Mirage Joint Powers Financing Authority
Eisenhower Medical Center, Series 1997 B, Insured: NPFGC 4.875% 07/01/22	1,500,000	1,414,785
CA Statewide Communities Development Authority
Adventist Health System West, Series 2005 A, 5.000% 03/01/17	1,000,000	1,036,550
Cottage Health System Obligation, Series 2010: 5.000% 11/01/16	250,000	270,390
5.000% 11/01/18	500,000	533,425
John Muir Health, Series 2006 A, 5.000% 08/15/17	3,000,000	3,127,980
Kaiser Permanente, Series 2009 A, 5.000% 04/01/19	2,000,000	2,115,840

See Accompanying Notes to Financial Statements.

8

Columbia California Intermediate Municipal Bond Fund

March 31, 2011

Municipal Bonds (continued)
	Par ($)	Value ($)
Sutter Health, Series 2011 A, 5.500% 08/15/26	1,000,000	992,150
Hospitals Total		20,186,582
Health Care Total		23,589,890
Housing – 0.4%
Single-Family – 0.4%
CA Department of Veteran Affairs
Series 2006, 4.500% 12/01/23	1,000,000	939,470
Single-Family Total		939,470
Housing Total		939,470
Industrials – 1.7%
Oil & Gas – 1.7%
CA Pollution Control Financing Authority
BP West Coast Products LLC, Series 2009, 2.600% 12/01/46 (09/02/14) (a)(b)	2,000,000	1,995,560
CA M-S-R Energy Authority
Series 2009, 6.125% 11/01/29	2,000,000	1,994,380
Industrials Total		3,989,940
Other – 4.3%
Other – 1.5%
CA Infrastructure & Economic Development Bank
California Science Center, Series 2006 B, Insured: NPFGC: 5.000% 05/01/22	1,360,000	1,297,984
5.000% 05/01/23	1,240,000	1,164,261
CA Statewide Communities Development Authority
The California Endowment, Series 2003, 5.000% 07/01/13	1,000,000	1,085,720
Other Total		3,547,965
Refunded/Escrowed (c) – 1.8%
CA Golden State Tobacco Securitization Corp.
Series 2003 A1, Pre-refunded 06/01/13, 6.625% 06/01/40	1,485,000	1,668,011

	Par ($)	Value ($)
Series 2003 B, Pre-refunded 06/01/13, 5.625% 06/01/38	1,500,000	1,652,745
CA Orange County Water District
Series 2003 B, Pre-refunded 08/15/13, Insured: NPFGC 5.375% 08/15/17	650,000	722,521
Refunded/Escrowed Total		4,043,277
Tobacco – 1.0%
CA California County Tobacco Securitization Agency
Series 2006, 5.250% 06/01/21	1,000,000	888,130
CA Golden State Tobacco Securitization Corp.
Series 2005 A, Insured: AMBAC 5.000% 06/01/14	1,250,000	1,323,075
Tobacco Total		2,211,205
Other Total		9,802,447
Resource Recovery – 0.4%
Resource Recovery – 0.4%
CA Los Angeles Sanitation Equipment
Series 2005, Insured: NPFGC 5.000% 02/01/13	1,000,000	1,073,570
Resource Recovery Total		1,073,570
Resource Recovery Total		1,073,570
Tax-Backed – 41.1%
Local Appropriated – 10.0%
CA City & County of San Francisco
Series 2009 B, 5.000% 04/01/24	1,495,000	1,514,674
CA County of Monterey
Series 2009, Insured: AGMC 5.000% 08/01/17	1,000,000	1,067,750
CA County of San Diego
Certificates of Participation, Series 2001, Insured: AMBAC 5.000% 11/01/11	1,000,000	1,003,400

See Accompanying Notes to Financial Statements.

9

Columbia California Intermediate Municipal Bond Fund

March 31, 2011

Municipal Bonds (continued)
	Par ($)	Value ($)
CA Golden Empire Schools Financing Authority
Series 2010, 4.000% 05/01/12	2,500,000	2,561,075
CA Kings River Conservation District
Series 2004, 5.000% 05/01/14	3,135,000	3,356,488
CA Los Angeles Community Redevelopment Agency
Series 2005, Insured: AMBAC 5.000% 09/01/15	1,095,000	1,163,952
CA Los Angeles County Capital Asset Leasing Corp.
Series 2002 B, Insured: AMBAC 6.000% 12/01/12	1,000,000	1,042,060
CA Los Angeles Municipal Improvement Corp.
Series 2002 G, Insured: NPFGC 5.250% 09/01/13	1,500,000	1,603,515
CA Oakland Joint Powers Financing Authority
Series 2008 B, Insured: AGC 5.000% 08/01/22	2,000,000	2,035,620
CA Pasadena Public Financing Authority
Series 2010 A, 5.000% 03/01/26	2,500,000	2,513,500
CA Pico Rivera Public Financing Authority
Series 2009, 5.250% 09/01/26	1,085,000	1,095,980
CA Richmond Joint Powers Financing Authority
Series 2009, Insured: AGC 5.000% 08/01/17	1,570,000	1,672,725
CA San Mateo County Joint Powers Financing Authority
Series 2008 A, 5.000% 07/15/20	435,000	448,907
CA Santa Clara County Financing Authority
Series 2010 N, 5.000% 05/15/17	1,000,000	1,100,840

	Par ($)	Value ($)
CA Vista
Series 2007, Insured: NPFGC 4.750% 05/01/21	750,000	739,575
Local Appropriated Total		22,920,061
Local General Obligations – 10.7%
CA City & County of San Francisco
Series 2010 E, 5.000% 06/15/27	3,380,000	3,439,657
CA Culver City School Facilities Financing Authority
Series 2005, Insured: AGMC 5.500% 08/01/23	1,490,000	1,623,996
CA East Bay Municipal Utility District
Series 2003 F, Insured: AMBAC 5.000% 04/01/15	1,000,000	1,066,110
CA East Side Union High School District
Series 2006, Insured: AGMC 5.250% 09/01/20	1,280,000	1,413,248
CA Long Beach Unified School District
Series 2009 A, 5.250% 08/01/21	1,750,000	1,934,712
CA Los Angeles Unified School District
Series 2003 F, Insured: AGMC 5.000% 07/01/18	1,275,000	1,352,788
Series 2006 G, Insured: AMBAC 5.000% 07/01/20	1,000,000	1,056,410
CA Los Angeles
Series 2004 A, Insured: NPFGC 4.000% 09/01/13	1,000,000	1,069,680
CA Palomar Community College District
Series 2010 B, (d) 08/01/22	2,140,000	1,100,987
CA Rancho Santiago Community College District
Series 2005, Insured: AGMC 5.250% 09/01/19	1,000,000	1,139,340

See Accompanying Notes to Financial Statements.

10

Columbia California Intermediate Municipal Bond Fund

March 31, 2011

Municipal Bonds (continued)
	Par ($)	Value ($)
CA Rescue Unified School District
Series 2005, Insured: NPFGC (d) 09/01/26	1,100,000	394,108
CA San Diego Unified School District
Series 2004 F, Insured: AGMC 5.000% 07/01/21	1,645,000	1,696,143
CA San Mateo County Community College District
Series 2006 A, Insured: NPFGC (d) 09/01/15	1,000,000	877,380
CA San Mateo Foster City School Facilities Financing Authority
Series 2005, Insured: AGMC 5.500% 08/15/19	2,000,000	2,323,160
CA San Ramon Valley Unified School District
Series 2004, Insured: AGMC 5.250% 08/01/16	1,800,000	1,958,202
CA Saugus Union School District
Series 2006, Insured: NPFGC 5.250% 08/01/21	1,000,000	1,092,760
CA Simi Valley School Financing Authority
Series 2007, Insured: AGMC 5.000% 08/01/18	1,045,000	1,179,053
Local General Obligations Total		24,717,734
Special Non-Property Tax – 2.6%
CA Economic Recovery
Series 2004 A, Insured: NPFGC 5.250% 07/01/14	1,000,000	1,114,110
Series 2009 A, 5.000% 07/01/18	3,000,000	3,351,930
VI Virgin Islands Public Finance Authority
Series 2010 A, 5.000% 10/01/20	1,490,000	1,545,905
Special Non-Property Tax Total		6,011,945

	Par ($)	Value ($)
Special Property Tax – 3.6%
CA Culver City Redevelopment Finance Authority
Series 1993, Insured: AMBAC 5.500% 11/01/14	1,420,000	1,451,680
CA Indian Wells Redevelopment Agency
Series 2003 A, Insured: AMBAC 5.000% 09/01/14	450,000	455,490
CA Long Beach Bond Finance Authority
Series 2002 B, Insured: AMBAC 5.500% 11/01/19	1,070,000	1,051,029
CA Oakland Redevelopment Agency
Series 1992, Insured: AMBAC 5.500% 02/01/14	1,945,000	1,963,263
CA Redwood City Redevelopment Agency
Series 2003 A, Insured: AMBAC 5.250% 07/15/13	1,000,000	1,025,830
CA San Francisco City & County Redevelopment Agency
Series 2009, 5.000% 08/01/18	1,255,000	1,222,985
CA Tustin Community Redevelopment Agency
Series 2010, 5.000% 09/01/25	1,250,000	1,074,075
Special Property Tax Total		8,244,352
State Appropriated – 6.8%
CA Bay Area Infrastructure Financing Authority
Series 2006: Insured: NPFGC 5.000% 08/01/17	2,000,000	2,028,540
Insured: SYNC 5.000% 08/01/17	2,000,000	2,019,940
CA Public Works Board
Series 2005 A, 5.000% 06/01/15	1,200,000	1,284,156
Series 2006 A, 5.000% 04/01/28	1,000,000	912,240
Series 2009, 5.000% 11/01/17	2,000,000	2,113,260
Series 2010 A-1, 5.250% 03/01/22	2,000,000	2,014,060

See Accompanying Notes to Financial Statements.

11

Columbia California Intermediate Municipal Bond Fund

March 31, 2011

Municipal Bonds (continued)
	Par ($)	Value ($)
CA San Francisco Building Authority
Series 2005 A, 5.000% 12/01/12	3,000,000	3,133,680
CA Statewide Communities Development Authority
Series 2009, 5.000% 06/15/13	2,000,000	2,129,880
State Appropriated Total		15,635,756
State General Obligations – 7.4%
CA State
Series 2007: 4.500% 08/01/26	1,000,000	903,020
5.000% 08/01/18	3,750,000	4,063,650
5.000% 12/01/26	2,000,000	1,991,260
Series 2009: 5.250% 10/01/29	1,500,000	1,502,040
5.625% 04/01/26	2,000,000	2,076,260
Series 2010, 5.000% 11/01/24	5,000,000	5,051,400
PR Commonwealth of Puerto Rico
Series 2007 A, Insured: FGIC 5.500% 07/01/21	1,500,000	1,521,585
State General Obligations Total		17,109,215
Tax-Backed Total		94,639,063
Transportation – 6.5%
Airports – 4.6%
CA Los Angeles Department of Airports
Series 2009 A, 5.250% 05/15/22	1,855,000	1,990,675
CA Orange County
Series 2009 A, 5.250% 07/01/25	1,500,000	1,559,925
CA Sacramento County Airport Systems
Series 2008 A, Insured: AGMC 5.000% 07/01/23	1,000,000	1,005,660
CA San Diego County Regional Airport Authority
Series 2010 A, 5.000% 07/01/24	1,000,000	979,070

	Par ($)	Value ($)
CA San Francisco City & County Airports Commission
Series 2003 B, Insured: NPFGC 5.250% 05/01/13	2,000,000	2,147,860
Series 2009 C, Insured: AGMC 5.000% 05/01/18	1,825,000	2,001,003
CA San Jose Airport
Series 2007, Insured: AMBAC 5.000% 03/01/22	1,000,000	1,014,470
Airports Total		10,698,663
Ports – 0.9%
CA Los Angeles Harbor Department
Series 2009 A, 5.250% 08/01/23	2,000,000	2,130,480
Ports Total		2,130,480
Toll Facilities – 0.5%
CA Bay Area Toll Authority
Series 2006 F, 5.000% 04/01/22	1,100,000	1,175,889
Toll Facilities Total		1,175,889
Transportation – 0.5%
CA Department of Transportation
Series 2004 A, Insured: NPFGC 4.500% 02/01/13	1,000,000	1,063,050
Transportation Total		1,063,050
Transportation Total		15,068,082
Utilities – 23.8%
Independent Power Producers – 1.4%
CA Sacramento Power Authority
Series 2005, Insured: AMBAC 5.250% 07/01/15	3,000,000	3,199,980
Independent Power Producers Total		3,199,980
Joint Power Authority – 7.2%
CA Infrastructure & Economic Development Bank
California Independent System Operator Corp., Series 2009 A, 5.250% 02/01/22	1,900,000	1,942,560

See Accompanying Notes to Financial Statements.

12

Columbia California Intermediate Municipal Bond Fund

March 31, 2011

Municipal Bonds (continued)
	Par ($)	Value ($)
CA M-S-R Public Power Agency
Series 2008 L, Insured: AGMC 5.000% 07/01/21	2,500,000	2,646,150
CA Northern California Power Agency
Series 2008 1C, Insured: AGC 5.000% 07/01/22	3,000,000	3,166,710
CA Southern California Public Power Authority
Series 1989, 6.750% 07/01/13	3,000,000	3,335,340
Series 2005 A, Insured: AGMC 5.000% 01/01/18	2,000,000	2,144,060
Series 2008 A, 5.000% 07/01/22	2,000,000	2,111,140
Series 2008 B, 6.000% 07/01/27	1,000,000	1,079,640
Joint Power Authority Total		16,425,600
Municipal Electric – 8.6%
CA Anaheim Public Financing Authority
Series 1999, Insured: AMBAC 5.000% 10/01/13	1,500,000	1,595,670
CA Department of Water Resources
Series 2002 G 11, 5.000% 05/01/18	2,000,000	2,244,960
CA Imperial Irrigation District
Series 2008, 5.250% 11/01/21	2,500,000	2,647,725
CA Los Angeles Department of Water & Power
Series 2007 A Sub-Series A-1, Insured: AMBAC 5.000% 07/01/19	1,000,000	1,083,850
Series 2009, 5.250% 07/01/23	2,000,000	2,143,580
CA Modesto Irrigation District
Series 2001 A, Insured: AGMC 5.250% 07/01/18	1,185,000	1,214,033
CA Riverside
Series 2008 D, Insured: AGMC 5.000% 10/01/23	1,000,000	1,033,590

	Par ($)	Value ($)
CA Sacramento Municipal Utility District
Series 2006, Insured: NPFGC 5.000% 07/01/15	1,000,000	1,052,850
Series 2008 U, Insured: AGMC 5.000% 08/15/21	2,500,000	2,670,975
CA Santa Clara
Series 2011 A, 5.375% 07/01/29	1,000,000	992,450
CA Tuolumne Wind Project Authority
Series 2009 A, 5.000% 01/01/22	1,000,000	1,040,310
CA Walnut Energy Center Authority
Series 2004 A, Insured: AMBAC 5.000% 01/01/16	2,055,000	2,149,324
Municipal Electric Total		19,869,317
Water & Sewer – 6.6%
CA Clovis Public Financing Authority
Series 2007, Insured: AMBAC 5.000% 08/01/21	1,000,000	1,029,060
CA Fresno
Series 2008 A, Insured: AGC 5.000% 09/01/23	1,000,000	1,047,700
CA Kern County Water Agency Improvement District No. 004
Series 2008 A, Insured: AGC 5.000% 05/01/22	2,020,000	2,099,729
CA Los Angeles Waste Water System Authority
Series 2009 A, 5.750% 06/01/25	2,000,000	2,204,480
CA Sacramento County Sanitation Districts Financing Authority
Series 2005, Insured: NPFGC 5.000% 08/01/22	2,840,000	2,980,268
Series 2006, Insured: NPFGC 5.000% 12/01/17	1,000,000	1,116,270

See Accompanying Notes to Financial Statements.

13

Columbia California Intermediate Municipal Bond Fund

March 31, 2011

Municipal Bonds (continued)
	Par ($)	Value ($)
CA San Diego Public Facilities Financing Authority
Series 2009 B, 5.250% 05/15/25	1,500,000	1,573,665
Series 2010, 5.000% 08/01/24	2,000,000	2,088,120
CA San Francisco City & County Public Utilities Commission
Series 2003 A, Insured: NPFGC 5.000% 10/01/13	1,000,000	1,068,240
Water & Sewer Total		15,207,532
Utilities Total		54,702,429
Total Municipal Bonds (cost of $214,908,285)		216,984,839
Municipal Preferred Stock – 0.7%
	Shares
Housing – 0.7%
Multi-Family – 0.7%
Munimae Tax-Exempt Bond Subsidiary LLC
Series 2004 A-2, 4.900% 06/30/49 (09/30/14) (a)(b)(e)	2,000,000	1,609,940
Multi-Family Total		1,609,940
Housing Total		1,609,940
Total Municipal Preferred Stock (cost of $2,000,000)		1,609,940
Investment Companies – 3.0%
BofA California Tax-Exempt Reserves, Capital Class (7 day yield of 0.120%) (f)	4,263,226	4,263,226
Dreyfus General California Municipal Money Market Fund (7 day yield of 0.000%)	2,550,000	2,550,000
Total Investment Companies (cost of $6,813,226)		6,813,226
Total Investments – 97.8% (cost of $223,721,511) (g)		225,408,005
Other Assets & Liabilities, Net – 2.2%		4,971,925
Net Assets – 100.0%		230,379,930

See Accompanying Notes to Financial Statements.

Notes to Investment Portfolio:

(a)  The interest rate shown on floating rate or variable rate securities reflects the rate at March 31, 2011.

(b)  Parenthetical date represents the next interest rate reset date for the security.

(c)  The Fund has been informed that each issuer has placed direct obligations of the U.S. Government in an irrevocable trust, solely for the payment of principal and interest.

(d)  Zero coupon bond.

(e)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2011, this security, which is not illiquid, amounted to $1,609,940, which represents 0.7% of net assets.

(f)  Investments in affiliates during the year ended March 31, 2011:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
BofA California Tax-Exempt Reserves, Capital Class (7 day yield of 0.120%)	$8,127,933	$8,049,631	$11,430,000	$368	$—

  As of May 1, 2010, this company was no longer an affiliate of the Fund. The above table reflects activity for the period from April 1, 2010 through April 30, 2010.

(g)  Cost for federal income tax purposes is $223,681,096.

  Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

  The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

  Fair value inputs are summarized in the three broad levels listed below:

• Level 1—Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

• Level 2—Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

• Level 3—Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

  Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

14

Columbia California Intermediate Municipal Bond Fund

March 31, 2011

  Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund's investments as of March 31, 2011:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Total Municipal Bonds	$—	$216,984,839	$—	$216,984,839
Total Municipal Preferred Stock	—	1,609,940	—	1,609,940
Total Investment Companies	6,813,226	—	—	6,813,226
Total Investments	$6,813,226	$218,594,779	$—	$225,408,005

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through its correlation to prices and information from market transactions for similar or identical assets.

There were no significant transfers of financial assets between Levels 1 and 2 during the period.

At March 31, 2011, the composition of the Fund by revenue source is as follows:

Holdings By Revenue Source (Unaudited)	% of Net Assets
Tax-Backed	41.1
Utilities	23.8
Health Care	10.2
Transportation	6.5
Education	5.7
Other	4.3
Industrials	1.7
Housing	1.1
Resource Recovery	0.4
94.8
Investment Companies	3.0
Other Assets & Liabilities, Net	2.2
100.0

Acronym	Name
AGC	Assured Guaranty Corp.

AGMC	Assured Guaranty Municipal Corp.

AMBAC	Ambac Assurance Corp.

CMI	California Mortgage Insurance

FGIC	Financial Guaranty Insurance Co.

NPFGC	National Public Finance Guarantee Corp.

SYNC	Syncora Guarantee, Inc.

See Accompanying Notes to Financial Statements.

15

Statement of Assets and Liabilities – Columbia California Intermediate Municipal Bond Fund
March 31, 2011

		($)
Assets	Investments, at identified cost	223,721,511
	Investments, at value	225,408,005
	Cash	560
	Receivable for:
	Investments sold	2,705,533
	Fund shares sold	467,007
	Interest	2,977,732
	Expense reimbursement due from Investment Manager	104,881
	Prepaid expenses	864
	Total Assets	231,664,582
Liabilities	Payable for:
	Fund shares repurchased	375,006
	Distributions	624,607
	Investment advisory fee	79,002
	Administration fee	23,493
	Pricing and bookkeeping fees	9,447
	Transfer agent fee	50,457
	Trustees' fees	43,654
	Audit fee	30,700
	Legal fee	33,436
	Custody fee	3,065
	Distribution and service fees	3,938
	Chief compliance officer expenses	260
	Other liabilities	7,587
	Total Liabilities	1,284,652
	Net Assets	230,379,930
Net Assets Consist of	Paid-in capital	229,153,993
	Overdistributed net investment income	(35,127)
	Accumulated net realized loss	(425,430)
	Net unrealized appreciation on investments	1,686,494
	Net Assets	230,379,930

See Accompanying Notes to Financial Statements.

16

Statement of Assets and Liabilities – Columbia California Intermediate Municipal Bond Fund
March 31, 2011 (continued)

Class A	Net assets	$11,612,942
	Shares outstanding	1,203,908
	Net asset value per share	$9.65	(a)
	Maximum sales charge	3.25%
	Maximum offering price per share ($9.65/0.9675)	$9.97	(b)
Class B	Net assets	$144,266
	Shares outstanding	14,973
	Net asset value and offering price per share	$9.64	(a)
Class C	Net assets	$1,598,885
	Shares outstanding	165,819
	Net asset value and offering price per share	$9.64	(a)
Class Z	Net assets	$217,023,837
	Shares outstanding	22,547,376
	Net asset value, offering and redemption price per share	$9.63

(a)  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)  On sales of $100,000 or more the offering price is reduced.

See Accompanying Notes to Financial Statements.

17

Statement of Operations – Columbia California Intermediate Municipal Bond Fund
For the Year Ended March 31, 2011

		($)
Investment Income	Interest	9,513,210
	Dividends	8,122
	Dividends from affiliates	368
	Total investment income	9,521,700
Expenses	Investment advisory fee	957,358
	Administration fee	285,104
	Distribution fee:
	Class B	1,467
	Class C	14,313
	Service fee:
	Class B	489
	Class C	4,771
	Distribution and service fees:
	Class A	37,795
	Transfer agent fee	139,970
	Pricing and bookkeeping fees	93,984
	Trustees' fees	32,233
	Custody fee	14,328
	Chief compliance officer expenses	1,218
	Other expenses	119,396
	Total Expenses	1,702,426
	Fees waived or expenses reimbursed by Investment Manager	(327,203)
	Expense reductions	(22)
	Net Expenses	1,375,201
	Net Investment Income	8,146,499
Net Realized and Unrealized Gain (Loss) on Investments	Net realized gain on investments	165,204
	Net change in unrealized appreciation (depreciation) on investments	(3,280,904)
	Net Loss	(3,115,700)
	Net Increase Resulting from Operations	5,030,799

See Accompanying Notes to Financial Statements.

18

Statement of Changes in Net Assets – Columbia California Intermediate Municipal Bond Fund

		Year Ended March 31,
Increase (Decrease) in Net Assets		2011 ($)	2010 ($)
Operations	Net investment income	8,146,499	7,764,145
	Net realized gain (loss) on investments	165,204	(603,780)
	Net change in unrealized appreciation (depreciation) on investments	(3,280,904)	9,108,635
	Net increase resulting from operations	5,030,799	16,269,000
Distributions to Shareholders	From net investment income:
	Class A	(474,558)	(577,687)
	Class B	(4,709)	(6,372)
	Class C	(46,111)	(39,246)
	Class Z	(7,621,120)	(7,140,840)
	From net realized gains:
	Class A	—	(16,678)
	Class B	—	(187)
	Class C	—	(1,026)
	Class Z	—	(143,875)
	Total distributions to shareholders	(8,146,498)	(7,925,911)
	Net Capital Stock Transactions	6,296,453	11,140,052
	Total increase in net assets	3,180,754	19,483,141
Net Assets	Beginning of period	227,199,176	207,716,035
	End of period	230,379,930	227,199,176
	Overdistributed net investment income at end of period	(35,127)	(35,128)

See Accompanying Notes to Financial Statements.

19

Statement of Changes in Net Assets (continued) – Columbia California Intermediate Municipal Bond Fund

	Capital Stock Activity
	Year Ended March 31, 2011		Year Ended March 31, 2010
	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	2,427,085	24,429,818	483,750	4,620,287
Distributions reinvested	15,526	152,363	43,349	415,676
Redemptions	(2,684,389)	(26,210,695)	(1,057,393)	(10,175,520)
Net decrease	(241,778)	(1,628,514)	(530,294)	(5,139,557)
Class B
Subscriptions	83	813	23	221
Distributions reinvested	53	524	219	2,094
Redemptions	(7,650)	(75,477)	(15,078)	(142,192)
Net decrease	(7,514)	(74,140)	(14,836)	(139,877)
Class C
Subscriptions	66,490	653,746	109,932	1,070,384
Distributions reinvested	1,303	12,838	877	8,503
Redemptions	(94,974)	(922,403)	(31,284)	(305,059)
Net increase (decrease)	(27,181)	(255,819)	79,525	773,828
Class Z
Subscriptions	5,482,045	54,193,355	6,030,327	57,994,921
Distributions reinvested	65,365	642,397	65,061	624,637
Redemptions	(4,757,117)	(46,580,826)	(4,473,766)	(42,973,900)
Net increase	790,293	8,254,926	1,621,622	15,645,658

See Accompanying Notes to Financial Statements.

20

Financial Highlights – Columbia California Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class A Shares	2011	2010	2009	2008		2007
Net Asset Value, Beginning of Period	$9.72	$9.34	$9.50	$9.63		$9.49
Income from Investment Operations:
Net investment income (a)	0.31	0.32	0.31	0.33		0.33
Net realized and unrealized gain (loss) on investments and futures contracts	(0.07)	0.39	(0.16)	(0.13)		0.14
Total from investment operations	0.24	0.71	0.15	0.20		0.47
Less Distributions to Shareholders:
From net investment income	(0.31)	(0.32)	(0.31)	(0.33)		(0.33)
From net realized gains	—	(0.01)	—	—		—
Total distributions to shareholders	(0.31)	(0.33)	(0.31)	(0.33)		(0.33)
Net Asset Value, End of Period	$9.65	$9.72	$9.34	$9.50		$9.63
Total return (b)(c)	2.48%	7.65%	1.65%	2.08%		5.00%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (d)	0.80%	0.79%	0.75%	0.75%		0.75%
Interest expense	—	—	—	—	%(e)	—
Net expenses (d)	0.80%	0.79%	0.75%	0.75%		0.75%
Waiver/Reimbursement	0.14%	0.11%	0.13%	0.16%		0.20%
Net investment income (d)	3.14%	3.34%	3.33%	3.40%		3.41%
Portfolio turnover rate	26%	25%	19%	5%		13%
Net assets, end of period (000s)	$11,613	$14,059	$18,463	$13,488		$9,108

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(c)  Had the Investment Manager and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

(e)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

21

Financial Highlights – Columbia California Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class B Shares	2011	2010	2009	2008		2007
Net Asset Value, Beginning of Period	$9.71	$9.34	$9.49	$9.62		$9.48
Income from Investment Operations:
Net investment income (a)	0.24	0.25	0.24	0.26		0.26
Net realized and unrealized gain (loss) on investments and futures contracts	(0.07)	0.37	(0.15)	(0.14)		0.14
Total from investment operations	0.17	0.62	0.09	0.12		0.40
Less Distributions to Shareholders:
From net investment income	(0.24)	(0.24)	(0.24)	(0.25)		(0.26)
From net realized gains	—	(0.01)	—	—		—
Total distributions to shareholders	(0.24)	(0.25)	(0.24)	(0.25)		(0.26)
Net Asset Value, End of Period	$9.64	$9.71	$9.34	$9.49		$9.62
Total return (b)(c)	1.72%	6.74%	1.00%	1.32%		4.22%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (d)	1.55%	1.54%	1.50%	1.50%		1.50%
Interest expense	—	—	—	—	%(e)	—
Net expenses (d)	1.55%	1.54%	1.50%	1.50%		1.50%
Waiver/Reimbursement	0.14%	0.11%	0.13%	0.16%		0.20%
Net investment income (d)	2.41%	2.58%	2.58%	2.69%		2.67%
Portfolio turnover rate	26%	25%	19%	5%		13%
Net assets, end of period (000s)	$144	$218	$348	$475		$874

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(c)  Had the Investment Manager and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

(e)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

22

Financial Highlights – Columbia California Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class C Shares	2011	2010	2009	2008		2007
Net Asset Value, Beginning of Period	$9.72	$9.35	$9.50	$9.63		$9.49
Income from Investment Operations:
Net investment income (a)	0.24	0.25	0.24	0.26		0.26
Net realized and unrealized gain (loss) on investments and futures contracts	(0.08)	0.37	(0.15)	(0.14)		0.14
Total from investment operations	0.16	0.62	0.09	0.12		0.40
Less Distributions to Shareholders:
From net investment income	(0.24)	(0.24)	(0.24)	(0.25)		(0.26)
From net realized gains	—	(0.01)	—	—		—
Total distributions to shareholders	(0.24)	(0.25)	(0.24)	(0.25)		(0.26)
Net Asset Value, End of Period	$9.64	$9.72	$9.35	$9.50		$9.63
Total return (b)(c)	1.61%	6.74%	1.00%	1.31%		4.22%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (d)	1.55%	1.54%	1.50%	1.50%		1.50%
Interest expense	—	—	—	—	%(e)	—
Net expenses (d)	1.55%	1.54%	1.50%	1.50%		1.50%
Waiver/Reimbursement	0.14%	0.11%	0.13%	0.16%		0.20%
Net investment income (d)	2.42%	2.55%	2.58%	2.67%		2.67%
Portfolio turnover rate	26%	25%	19%	5%		13%
Net assets, end of period (000s)	$1,599	$1,875	$1,061	$1,263		$1,274

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(c)  Had the Investment Manager and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

(e)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

23

Financial Highlights – Columbia California Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class Z Shares	2011	2010	2009	2008		2007
Net Asset Value, Beginning of Period	$9.70	$9.33	$9.48	$9.61		$9.47
Income from Investment Operations:
Net investment income (a)	0.34	0.34	0.34	0.35		0.35
Net realized and unrealized gain (loss) on investments and futures contracts	(0.07)	0.38	(0.15)	(0.13)		0.14
Total from investment operations	0.27	0.72	0.19	0.22		0.49
Less Distributions to Shareholders:
From net investment income	(0.34)	(0.34)	(0.34)	(0.35)		(0.35)
From net realized gains	—	(0.01)	—	—		—
Total distributions to shareholders	(0.34)	(0.35)	(0.34)	(0.35)		(0.35)
Net Asset Value, End of Period	$9.63	$9.70	$9.33	$9.48		$9.61
Total return (b)(c)	2.74%	7.82%	2.02%	2.33%		5.27%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (d)	0.55%	0.54%	0.50%	0.50%		0.50%
Interest expense	—	—	—	—	%(e)	—
Net expenses (d)	0.55%	0.54%	0.50%	0.50%		0.50%
Waiver/Reimbursement	0.14%	0.11%	0.13%	0.16%		0.20%
Net investment income (d)	3.43%	3.56%	3.58%	3.66%		3.67%
Portfolio turnover rate	26%	25%	19%	5%		13%
Net assets, end of period (000s)	$217,024	$211,046	$187,844	$203,426		$132,921

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested.

(c)  Had the Investment Manager and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

(e)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

24

Notes to Financial Statements – Columbia California Intermediate Municipal Bond Fund
March 31, 2011

Note 1. Organization

Columbia California Intermediate Municipal Bond Fund (the Fund), a series of Columbia Funds Series Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust.

After the close of business on April 30, 2010, Ameriprise Financial, Inc. (Ameriprise Financial) acquired a portion of the asset management business of Columbia Management Group, LLC (the Transaction), including the business of managing the Fund. In connection with the closing of the Transaction (the Closing), RiverSource Investments, LLC, a wholly owned subsidiary of Ameriprise Financial, became the investment manager of the Fund and changed its name to Columbia Management Investment Advisers, LLC (the Investment Manager).

Investment Objective

The Fund seeks current income exempt from U.S. federal income tax and California individual income tax, consistent with moderate fluctuation of principal.

Fund Shares

The Trust has unlimited authorized shares of beneficial interest. The Fund offers Class A, Class B, Class C and Class Z shares. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 3.25% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18 months after purchase.

The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of other funds within the Columbia Family of Funds. Class B shares are subject to a maximum CDSC of 3.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class Z shares are not subject to sales charges and are available only to certain investors, as described in the Fund's prospectus.

Note 2. Summary of Significant Accounting Policies

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Trust's Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Investments in other open-end investment companies are valued at net asset value.

Investments for which market quotations are not readily available, or that have quotations which the Investment Manager believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, the Investment Manager may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

25

Columbia California Intermediate Municipal Bond Fund, March 31, 2011

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on the accrual basis. Market premium and discount are amortized and accreted, respectively, on all debt securities, unless otherwise noted. Original issue discount is accreted to interest income over the life of the security with a corresponding increase in the cost basis, if any.

Dividend income is recorded on the ex-date.

Expenses

General expenses of the Trust are allocated to the Fund and other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to a specific class of shares are charged to that share class. Expenses directly attributable to the Fund are charged to the Fund.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses which are charged directly to a share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis for purposes of determining the net asset value of each class. Income and expenses are allocated to each class based on the settled shares method, while realized and unrealized gains (losses) are allocated based on the relative net assets of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax exempt or taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fee

Under an Investment Management Services Agreement (IMSA), the Investment Manager determines which securities will be purchased, held or sold. The management fee is equal to a percentage of the Fund's average daily net assets that declines from 0.40% to 0.27% as the Fund's net assets increase.

Prior to the Closing, Columbia Management Advisors, LLC (Columbia), an indirect, wholly owned subsidiary of Bank of America Corporation (BOA), provided investment management services to the Fund under the same fee structure. The effective management fee rate for the year ended March 31, 2011, was 0.40% of the Fund's average daily net assets.

Administration Fee

Effective upon the Closing, the Investment Manager provides administration and accounting services to the Fund under an Administrative Services Agreement, including services previously performed under the Pricing and Bookkeeping Oversight and Services Agreement (the Services Agreement) as discussed in the Pricing and Bookkeeping Fees note below. The Fund pays an annual administration fee equal to 0.15% of the Fund's average daily net assets less the fees payable by the Fund as described under the Pricing and Bookkeeping Fees note below. Prior to the Closing, Columbia provided administrative services to the Fund at the same fee rates.

26

Columbia California Intermediate Municipal Bond Fund, March 31, 2011

Pricing and Bookkeeping Fees

Prior to the Closing, the Fund entered into a Financial Reporting Services Agreement (the Financial Reporting Services Agreement) with State Street Bank and Trust Company (State Street) and Columbia pursuant to which State Street provides financial reporting services to the Fund. The Fund also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the State Street Agreements) with State Street and Columbia pursuant to which State Street provides accounting services to the Fund. Upon the Closing, Columbia assigned and delegated its rights and obligations under the State Street Agreements to the Investment Manager. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimburses State Street for certain out-of-pocket expenses and charges.

Also prior to the Closing, the Fund entered into the Services Agreement with Columbia. Under the Services Agreement, Columbia provided services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provided oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimbursed Columbia for out-of-pocket expenses and charges, including fees payable to third parties, such as for pricing the Fund's portfolio securities, incurred by Columbia in the performance of services under the Services Agreement. The Services Agreement was terminated upon the Closing. These services are now provided under the Administrative Services Agreement discussed above.

Transfer Agent Fee

In connection with the Closing, RiverSource Service Corporation, a wholly owned subsidiary of Ameriprise Financial, provides transfer agency services to the Fund under a Transfer Agency Agreement and changed its name to Columbia Management Investment Services Corp. (the Transfer Agent). The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Fund for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Fund that is a percentage of the average aggregate value of the Fund's shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of pocket fees). The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket expenses.

Prior to the Closing, Columbia Management Services, Inc., an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provided transfer agency services to the Fund and contracted with BFDS to serve as sub-transfer agent, under the same fee structure.

For the year ended March 31, 2011, the Fund's effective transfer agent fee rate for each class was 0.05% of the Fund's average daily net assets.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions on the Statement of Operations. For the year ended March 31, 2011, no minimum account balance fees were charged by the Fund.

Underwriting Discounts, Service and Distribution Fees

In connection with the Closing, RiverSource Fund Distributors, Inc., an indirect wholly owned subsidiary of Ameriprise Financial, provides distribution and shareholder services to the Fund and changed its name to Columbia Management Investment Distributors, Inc. (the Distributor). Pursuant to Rule 12b-1 under the 1940 Act, the Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

The Plans require the payment of a combined distribution and shareholder servicing fee for the Class A shares of the Fund. The Plans also require the payment of a monthly shareholder servicing fee and distribution fee for the Class B and Class C shares of the Fund. A substantial portion of the expenses incurred pursuant to these plans is paid to affiliates of the Distributor. The annual rates in

27

Columbia California Intermediate Municipal Bond Fund, March 31, 2011

effect and plan limits, as a percentage of average daily net assets, are as follows:

	Current Rate	Plan Limit
Class A Combined Distribution and Shareholder Servicing Plan	0.25%	0.25%
Class B and Class C Shareholder Servicing Plans	0.25%	0.25%
Class B and Class C Distribution Plans	0.75%	0.75%

Prior to the Closing, Columbia Management Distributors, Inc., an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, was the principal underwriter of the Fund's shares. There were no changes to the underwriting discount structure of the Fund or the service or distribution fee rates paid by the Fund as a result of the Transaction.

Sales Charges

Sales charges, including front-end and CDSC's, received by the Distributor for distributing Fund shares were $4,249 for Class A and $381 for Class C shares for the year ended March 31, 2011.

Fee Waivers and Expense Reimbursements

The Investment Manager has voluntarily agreed to bear a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, do not exceed 0.55% of the Fund's average daily net assets on an annualized basis. The Investment Manager, in its discretion, may revise or discontinue this arrangement at any time. Prior to May 1, 2010, Columbia voluntarily reimbursed a portion of the Fund's expenses in the same manner.

The Investment Manager is entitled to recover from the Fund any fees waived and/or expenses reimbursed for a three year period following the date of such fee waiver and/or reimbursement under these arrangements if such recovery does not cause the Fund's expenses to exceed the expense limitations in effect at the time of recovery. Prior to May 1, 2010, Columbia was entitled to recover fees waived and/or expenses reimbursed from the Fund in the same manner.

At March 31, 2011, the amounts potentially recoverable pursuant to this arrangement were as follows:

Amount of potential recovery expiring March 31,			Total potential	Amount expired	Amount recovered during the year
2014	2013	2012	recovery	3/31/11	ended 3/31/11
$327,203	$249,629	$299,298	$876,130	$245,824	$—

Effective May 1, 2011, the Investment Manager has eliminated the fee recoupment provisions detailed above.

Fees Paid to Officers and Trustees

In connection with the Closing, all officers of the Fund are employees of the Investment Manager or its affiliates and, with the exception of the Fund's Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year. Prior to the Closing, all officers of the Fund were employees of Columbia or its affiliates and the Fund paid its pro-rata share of the expenses for the Chief Compliance Officer under the same fee structure.

Trustees are compensated for their services to the Fund, as set forth on the Statement of Operations. The Trust's eligible Trustees may participate in a non-qualified deferred compensation plan which may be terminated at any time. Any payments to plan participants are paid solely out of the Fund's assets. Income earned on the plan participant's deferral account is based on the rate of return of the eligible mutual funds selected by the participant or, if no funds are selected, on the rate of return of Columbia Money Market Fund (formerly known as RiverSource Cash Management Fund). Prior to

28

Columbia California Intermediate Municipal Bond Fund, March 31, 2011

the Closing, if no funds were selected, income earned on the plan participant's deferral account was based on the rate of return of BofA Treasury Reserves. Trustees' fees deferred during the current period as well as any gains or losses on the trustees' deferred compensation balances as a result of market fluctuations are included in "Trustees' fees" on the Statement of Operations. Liabilities under the deferred compensation plan are included in "Trustees' fees" on the Statement of Assets and Liabilities.

Other

Prior to the Closing, the Fund made daily investments of cash balances in BofA Tax-Exempt Reserves, formerly an affiliated open-ended investment company of Columbia, pursuant to an exemptive order received from the Securities and Exchange Commission. The income earned prior to the Closing by the Fund from such investments is included as Dividends from affiliates on the Statement of Operations. As an investing Fund, the Fund was indirectly allocated its proportionate share of the expenses of BofA Tax-Exempt Reserves.

Note 4. Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as part of expense reductions on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement. For the year ended March 31, 2011, these custody credits reduced total expenses by $22 for the Fund.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated $64,795,163 and $61,086,033, respectively, for the year ended March 31, 2011.

Note 6. Shareholder Concentration

As of March 31, 2011, one shareholder account owned 82.5% of the outstanding shares of the Fund. Purchase and redemption activity of this account may have a significant effect on the operations of the Fund.

Note 7. Line of Credit

Prior to March 28, 2011, the Fund and other affiliated funds participated in a $280,000,000 committed, unsecured revolving line of credit provided by State Street. Effective March 28, 2011, the commitment was reduced to $225,000,000. The maximum amount that may be borrowed by any fund is limited to the lesser of $200,000,000 and the Fund's borrowing limit set forth in the Fund's registration statement. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Effective October 14, 2010, interest is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 1.25% or the overnight LIBOR Rate plus 1.25%. In addition, a commitment fee of 0.125% per annum is accrued and apportioned among the participating funds pro rata based on their relative net assets.

Prior to October 14, 2010, interest was charged to each participating fund at the same rates. In addition, a commitment fee of 0.15% per annum was accrued and apportioned among the participating funds pro rata based on their relative net assets.

For the year ended March 31, 2011, the Fund did not borrow under these arrangements.

Note 8. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

The tax character of distributions paid during the years ended March 31, 2011 and March 31, 2010 was as follows:

	March 31,
Distributions paid from:	2011	2010
Tax-Exempt Income	$8,126,306	$7,781,315
Ordinary Income*	20,192	3,073
Long-Term Capital Gains	—	141,523

*  For tax purposes short-term capital gain distributions, if any, are considered ordinary income distributions.

29

Columbia California Intermediate Municipal Bond Fund, March 31, 2011

As of March 31, 2011, the components of distributable earnings on a tax basis were as follows:

Undistributed Tax-Exempt Income	Undistributed Long-Term Capital Gains	Net Unrealized Appreciation
$564,711	$—	$1,726,909

Unrealized appreciation and depreciation at March 31, 2011, based on cost of investments for federal income tax purposes were:

Unrealized appreciation	$4,537,716
Unrealized depreciation	(2,810,807)
Net unrealized appreciation	$1,726,909

The following capital loss carryforwards may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Capital Loss Carryforwards
2018	$438,576

Capital loss carryforwards of $111,165 were utilized during the year ended March 31, 2011.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 9. Significant Risks and Contingencies

Sector Focus Risk

The Fund may focus its investments in certain sectors, subjecting it to greater risk than a fund that is less focused.

Geographic Concentration Risk

Securities issued by a particular state and its instrumentalities are subject to the risk of unfavorable developments in such state. The value of Fund shares may be more volatile than the value of shares of funds that invest in municipal securities of issuers in more than one state, as unfavorable developments have the potential to impact more significantly the Fund than funds that invest in municipal securities of many different states. A municipal security can be significantly affected by adverse tax, legislative, demographic or political changes as well as changes in the state's financial or economic condition and prospects.

The Fund's municipal holdings may include obligations of issuers that rely in whole or in part for payment of interest and principal on state specific revenues, real property taxes, revenues from particular institutions, such as healthcare institutions, or obligations secured by mortgages on real property. Consequently, the impact of changes in state law or regulations or the economic conditions in a particular state should be considered. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry or region.

Tax Development Risk

The Fund purchases municipal securities whose interest, in the opinion of bond counsel, is free from federal income tax. There is no assurance that the Internal Revenue Service (IRS) will agree with this opinion. In the event the IRS determines that an issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued. As a shareholder of the Fund, you may be required to file an amended tax return as a result.

Note 10. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted below, there were no items requiring adjustment of the financial statements or additional disclosure.

Effective May 16, 2011, the line of credit commitment with State Street was reduced to $150,000,000, and the maximum amount that may be borrowed by any fund was limited to the lesser of $120,000,000 and the Fund's borrowing limit set forth in the Fund's registration statement.

30

Columbia California Intermediate Municipal Bond Fund, March 31, 2011

Note 11. Information Regarding Pending and Settled Legal Proceedings

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit's decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On December 9, 2010, the District Court reinstated its July 9, 2007 summary judgment order in favor of the defendants. On January 10, 2011 plaintiffs filed a notice of appeal with the Eighth Circuit.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

31

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust and the Shareholders of Columbia California Intermediate Municipal Bond Fund

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia California Intermediate Municipal Bond Fund (the "Fund") (a series of Columbia Funds Series Trust) at March 31, 2011, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
May 20, 2011

32

Federal Income Tax Information (Unaudited) – Columbia California Intermediate Municipal Bond Fund

For the fiscal year ended March 31, 2011, 99.80% of distributions made from net investment income of the Fund qualifies as exempt interest dividends for federal income tax purposes. A portion of the income may be subject to federal alternative minimum tax.

The Fund will notify shareholders in January 2012 of amounts for use in preparing 2011 income tax returns.

33

Fund Governance

The Trustees serve terms of indefinite duration. The names, addresses and birth years of the Trustees and Officers of the Funds in the Columbia Funds Series Trust, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Series Trust.

Independent Trustees

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in the Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Edward J. Boudreau, Jr. (Born 1944)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2005)	Managing Director—E.J. Boudreau & Associates (consulting), from 2000 through current; oversees 41; Trustee—BofA Funds Series Trust.

William P. Carmichael (Born 1943)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1999)	Retired; oversees 41; Director—Cobra Electronics Corporation (electronic equipment manufacturer); Director—McMoRan Exploration Company (oil and gas exploration and development); Director—The Finish Line (athletic shoes and apparel); Trustee—BofA Funds Series Trust.

William A. Hawkins (Born 1942)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2005)	Managing Director—Overton Partners (financial consulting), August 2010 to present; President and Chief Executive Officer—California General Bank, N.A., from January 2008 through August 2010; oversees 41; Trustee—BofA Funds Series Trust.

R. Glenn Hilliard (Born 1943)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2005)	Chairman and Chief Executive Officer—Hilliard Group LLC (investing and consulting), from April 2003 through current; oversees 41; Trustee—BofA Funds Series Trust.

John J. Nagorniak (Born 1944)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2008)	Retired; President and Director—Foxstone Financial, Inc. (consulting), 2000 through December 2007; Director—Mellon Financial Corporation affiliates (investing), 2000 through 2007; Chairman—Franklin Portfolio Associates (investing—Mellon affiliate), 1982 through 2007; oversees 41; Director—MIT Investment Company; Trustee—MIT 401k Plan; Trustee—Research Foundation of CFA Institute; Trustee—BofA Funds Series Trust.

34

Fund Governance (continued)

Independent Trustees (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in the Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Minor M. Shaw (Born 1947)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2003)	President—Micco Corporation and Mickel Investment Group; oversees 41; Board Member—Piedmont Natural Gas; Trustee—BofA Funds Series Trust.

Interested Trustee

Anthony M. Santomero[1] (Born 1946)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2008)	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, from 2002 through current; Senior Advisor—McKinsey & Company (consulting), July 2006 through January 2008; President and Chief Executive Officer—Federal Reserve Bank of Philadelphia, July 2000 through April 2006; oversees 41; Director—Renaissance Reinsurance Ltd; Trustee—Penn Mutual Life Insurance Company; Director—Citigroup, Inc.; Director—Citibank, N.A.; Trustee—BofA Funds Series Trust.

1  Dr. Santomero is currently deemed by the Columbia Funds to be an "interested person" (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup, Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Columbia Funds or other funds or accounts advised/managed by Columbia Management Investment Advisers, LLC.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 800-345-6611.

Officers

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
J. Kevin Connaughton (Born 1964)

225 Franklin Street Boston, MA 02110 President (since 2009)	Senior Vice President and General Manager—Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds, since 2009, and RiverSource Funds, since May 2010 (previously Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009, Treasurer, Columbia Funds, from October 2003 to May 2008, and senior officer of various other affiliated funds since 2000); Managing Director, Columbia Management Advisors, LLC from December 2004 to April 2010.

Michael G. Clarke (Born 1969)

225 Franklin Street Boston, MA 02110 Treasurer (since 2011) and Chief Financial Officer (since 2009)	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

35

Fund Governance (continued)

Officers (continued)

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
Scott R. Plummer (Born 1959)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President and Chief Legal Officer (since 2010)	Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel—Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel—Asset Management, from 2005 to April 2010, and Vice President—Asset Management Compliance from 2004 to 2005); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; Vice President, General Counsel and Secretary, RiverSource Funds, since December 2006; Senior Vice President, Secretary and Chief Legal Officer, Columbia Funds, since May 2010.

Linda J. Wondrack (Born 1964)

225 Franklin Street Boston, MA 02110 Senior Vice President and Chief Compliance Officer (since 2007)	Vice President and Chief Compliance Officer, Columbia Management Investment Advisers, LLC since May 2010; Chief Compliance Officer, Columbia Funds, since 2007, and RiverSource Funds, since May 2010; Director (Columbia Management Group, LLC and Investment Product Group Compliance), Bank of America, from June 2005 to April 2010.

William F. Truscott (Born 1960)

53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2010)	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010 (previously President, Chairman of the Board and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President—U.S. Asset Management and Chief Investment Officer from 2005 to April 2010, and Senior Vice President—Chief Investment Officer, from 2001 to 2005); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director, Columbia Management Investment Distributors, Inc. since May 2010 (previously Chairman of the Board and Chief Executive Officer from 2008 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006.

Colin Moore (Born 1958)

225 Franklin Street Boston, MA 02110 Senior Vice President (since 2010)	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer of Columbia Management Advisors, LLC from 2007 to April 2010; Head of Equities, Columbia Management Advisors, LLC from 2002 to 2007.

Michael A. Jones (Born 1959)

225 Franklin Street Boston, MA 02110 Senior Vice President (since 2010)	President and Director, Columbia Management Investment Advisers, LLC since May 2010; President and Director, Columbia Management Investment Distributors, Inc. since May 2010; Manager, Chairman, Chief Executive Officer and President, Columbia Management Advisors, LLC from 2007 to April 2010; Chief Executive Officer, President and Director, Columbia Management Distributors, Inc. from November 2006 to April 2010; previously, co-president and senior managing director at Robeco Investment Management.

36

Fund Governance (continued)

Officers (continued)

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
Christopher O. Petersen (Born 1970)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Secretary (since 2011)	Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel from April 2004 to January 2010); Assistant Secretary of RiverSource Funds since January 2007.

Amy Johnson (Born 1965)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President (since 2010)	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, from 2009 until April 2010, Vice President—Asset Management and Trust Company Services, from 2006 to 2009, and Vice President—Operations and Compliance from 2004 to 2006).

Joseph F. DiMaria (Born 1968)

225 Franklin Street Boston, MA 02110 Vice President (since 2011) and Chief Accounting Officer (since 2008)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC from January 2006 to April 2010; Head of Tax/Compliance and Assistant Treasurer, Columbia Management Advisors, LLC, from November 2004 to December 2005.

Paul B. Goucher (Born 1968)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Treasurer (since 2010)	Vice President and Chief Counsel of Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel from November 2008 to January 2010); Director, Managing Director and General Counsel of J. & W. Seligman & Co. Incorporated (Seligman) from July 2008 to November 2008 and Managing Director and Associate General Counsel of Seligman from January 2005 to July 2008.

Michael E. DeFao (Born 1968)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Treasurer (since 2011)	Vice President and Chief Counsel, Ameriprise Financial since May 2010; Associate General Counsel Bank of America from June 2005 to April 2010.

Stephen T. Welsh (Born 1957)

225 Franklin Street Boston, MA 02110 Vice President (since 2006)	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc. from July 2004 to April 2010; Managing Director, Columbia Management Distributors, Inc. from August 2007 to April 2010.

37

Shareholder Meeting Results

At a Joint Special Meeting of Shareholders held on February 15, 2011, shareholders of the series of Columbia Funds Series Trust, including the Fund, elected each of the nominees for trustees to the Board of Trustees of Columbia Funds Series Trust, each to hold office for an indefinite term, as follows:

Trustee	Votes For	Votes Withheld	Abstentions
Kathleen Blatz	2,145,636,122	248,012,438	0
Edward J. Boudreau, Jr.	2,145,430,114	248,218,446	0
Pamela G. Carlton	2,145,515,949	248,132,612	0
William P. Carmichael	2,145,038,695	248,609,866	0
Patricia M. Flynn	2,145,843,563	247,804,997	0
William A. Hawkins	2,145,359,401	248,289,160	0
R. Glenn Hilliard	2,145,079,400	248,569,161	0
Stephen R. Lewis, Jr.	2,145,092,209	248,556,351	0
John F. Maher	2,145,621,338	248,027,223	0
John J. Nagorniak	2,145,337,494	248,311,067	0
Catherine James Paglia	2,145,615,254	248,033,306	0
Leroy C. Richie	2,145,042,120	248,606,441	0
Anthony M. Santomero	2,145,088,174	248,560,386	0
Minor M. Shaw	2,145,430,762	248,217,798	0
Alison Taunton-Rigby	2,145,393,384	248,255,177	0
William F. Truscott	2,144,907,223	248,741,338	0

38

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Important Information About This Report

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of Columbia California Intermediate Municipal Bond Fund.

A description of the policies and procedures that the fund uses to determine how to vote proxies and a copy of the fund's voting records are available (i) at www.columbiamanagement.com, (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
1-800-345-6611

Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Investment Manager

Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110

41

PRSRT STD
U.S. Postage
PAID
Holliston, MA
Permit NO. 20

Columbia California Intermediate Municipal Bond Fund
P. O. Box 8081
Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit columbiamanagement.com. Read the prospectus carefully before investing. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2011 Columbia Management Investment Advisers, LLC. All rights reserved.

C-1081 A (05/11)

Columbia Short Term Bond Fund

Annual Report for the Period Ended March 31, 2011

Not FDIC insured • No bank guarantee • May lose value

Fund Profile	1

Economic Update	2

Performance Information	4

Understanding Your Expenses	5

Portfolio Managers' Report	6

Investment Portfolio	8

Statement of Assets and Liabilities	18

Statement of Operations	20

Statement of Changes in Net Assets	21

Financial Highlights	24

Notes to Financial Statements	33

Report of Independent Registered Public Accounting Firm	44

Fund Governance	45

Shareholder Meeting Results	49

Important Information About This Report	53

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

President's Message

Dear Shareholder:

The Columbia Management story began over 100 years ago, and today, we are one of the nation's largest dedicated asset managers. The recent acquisition by Ameriprise Financial, Inc. brings together the talents, resources and capabilities of Columbia Management with those of RiverSource Investments, Threadneedle (acquired by Ameriprise in 2003) and Seligman Investments (acquired by Ameriprise in 2008) to build a best-in-class asset management business that we believe is truly greater than its parts.

RiverSource Investments traces its roots to 1894 when its then newly-founded predecessor, Investors Syndicate, offered a face-amount savings certificate that gave small investors the opportunity to build a safe and secure fund for retirement, education or other special needs. A mutual fund pioneer, Investors Syndicate launched Investors Mutual Fund in 1940. In the decades that followed, its mutual fund products and services lineup grew to include a full spectrum of styles and specialties. More than 110 years later, RiverSource continues to be a trusted financial products leader.

Threadneedle, a leader in global asset management and one of Europe's largest asset managers, offers sophisticated international experience from a dedicated U.K. management team. Headquartered in London, it is named for Threadneedle Street in the heart of the city's financial district, where British investors pioneered international and global investing. Threadneedle was acquired in 2003 and today operates as an affiliate of Columbia Management.

Seligman Investments' beginnings date back to the establishment of the investment firm J. & W. Seligman & Co. in 1864. In the years that followed, Seligman played a major role in the geographical expansion and industrial development of the United States. In 1874, President Ulysses S. Grant named Seligman as fiscal agent for the U.S. Navy—an appointment that would last through World War I. Seligman helped finance the westward path of the railroads and the building of the Panama Canal. The firm organized its first investment company in 1929 and began managing its first mutual fund in 1930. In 2008, J. & W. Seligman & Co. Incorporated was acquired and Seligman Investments became an offering brand of RiverSource Investments, LLC.

We are proud of the rich and distinctive history of these firms, the strength and breadth of products and services they offer, and the combined cultures of pioneering spirit and forward thinking. Together we are committed to providing more for our shareholders than ever before.

> A singular focus on our shareholders
Our business is asset management, so investors are our first priority. We dedicate our resources to identifying timely investment opportunities and provide a comprehensive choice of equity, fixed-income and alternative investments to help meet your individual needs.

> First-class research and thought leadership
We are dedicated to helping you take advantage of today's opportunities and anticipate tomorrow's. We stay abreast of the latest investment trends and ideas, using our collective insight to evaluate events and transform them into solutions you can use.

> A disciplined investment approach
We aren't distracted by passing fads. Our teams adhere to a rigorous investment process that helps ensure the integrity of our products and enables you and your financial advisor to match our solutions to your objectives with confidence.

When you choose Columbia Management, you can be confident that we will take the time to understand your needs and help you and your financial advisor identify the solutions that are right for you. Because at Columbia Management, we don't consider ourselves successful unless you are.

Sincerely,

J. Kevin Connaughton
President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit www.columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2011 Columbia Management Investment Advisers, LLC. All rights reserved.

Fund Profile – Columbia Short Term Bond Fund

Summary

■  For the 12-month period that ended March 31, 2011, the fund's Class A shares returned 2.57% without sales charge.

■  The fund performed better than its benchmark, the Barclays Capital 1-3 Year Government/Credit Index1, but trailed the average return of the funds in its peer group, the Lipper Short Investment Grade Debt Classification.2

■  The fund's performance benefited from its exposure to non-Treasury investment-grade sectors. Its interest rate positioning was shorter than the benchmark, which detracted from relative returns.

Portfolio Management

Leonard Aplet has co-managed the fund since 2004 and has been associated with the fund's adviser or the fund's previous adviser or its predecessors since 1987.

Gregory S. Liechty has co-managed the fund since 2010 and has been associated with the fund's adviser or the fund's previous adviser or its predecessors since 2005.

Ronald Stahl has co-managed the fund since 2006 and has been associated with the fund's adviser or the fund's previous adviser or its predecessors since 1998.

1The Barclays Capital 1-3 Year Government/Credit Index consists of Treasury or government agency securities and investment grade corporate debt securities with maturities of one to three years.

2Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Summary

1-year return as of 03/31/11

+2.57%

Class A shares (without sales charges)

+2.08%

Barclays Capital 1-3 Year Government/Credit Index

1

Economic Update – Columbia Short Term Bond Fund

Summary

For the 12-month period that ended March 31, 2011

■   Strengthening economic growth and rising interest rates kept a lid on most bond market sectors. The Barclays Capital Aggregate Bond Index delivered modest results. However, high-yield bonds were strong performers, as measured by the JPMorgan Developed BB High Yield Index.

Barclays Aggregate Index	JPMorgan Index

■   The U.S. stock market, as measured by the S&P 500 Index, delivered solid returns, despite a summer 2010 correction. Foreign stock market returns were also positive, as measured by the MSCI EAFE Index (Net).

S&P Index	MSCI Index

The U.S. economy continued to expand at a solid but uneven pace over the past 12 months, as measured by gross domestic product (GDP). Although lackluster second quarter 2010 GDP growth raised fears that the economy was losing steam and might lapse back into recession, the pace picked up in the third quarter of 2010, inspiring confidence among consumers, businesses and investors. GDP expanded by 2.6% in the third quarter and 3.1% in the fourth quarter. With the Federal Reserve Board (the Fed) providing additional monetary stimulus to shore up economic growth and the extension of key tax cuts for the next two years, expectations are for continued growth in 2011. However, early estimates of first quarter 2011 growth place it just under 2.0%, a disappointment after two strong quarters and a pick-up in employment.

Consumer spending on cars, clothing and other goods generally trended higher during the 12-month period, accelerating in the fourth quarter. Holiday spending rose 5.5% between November 5, 2010 and December 24, 2010, in all retail categories, excluding automobiles, compared with the same period in 2009, according to MasterCard Advisors' SpendingPulse, which tracks spending on all transactions including cash. Personal income surged in January 2011 as payroll tax cuts kicked in. The personal savings rate edged higher, ending February 2011, the last month for which data was available, at 5.8%.

News on the job front was increasingly positive. A good portion of the jobs added in March, April and May of 2010 were temporary, government-sponsored census positions, which began to unwind in June, July and August of 2010. However, private sector payroll employment began to trend higher in the third quarter, massive layoffs declined and job growth turned solidly positive, with the addition of 444,000 new jobs in the first quarter of 2011.

Despite some glimmers of improvement early in 2010, the housing market remained troublesome throughout the period. Both new and existing home sales fell after a federal tax credit for new and repeat homebuyers expired. Distressed properties pressured prices and foreclosures continued—another drag on prices. The inventory of unsold homes ended the period higher than it started, at 8.9 and 8.6 months for both new and existing homes, respectively, according to the National Association of Realtors and a joint release from the U.S. Census Bureau and the U.S. Department of Housing and Urban Development. The new year brought more disappointing news: Existing home sales fell in January 2011 after three months of sustained improvement. Tight credit and weak appraisals were cited as possible reasons for the decline.

Reports from the business side of the economy were generally positive. A key measure of the nation's manufacturing situation—the Institute for Supply Management's Index—took a somewhat surprising turn higher in the final months of the period. Technology spending rose 12% in 2010, according to the NPD Group, a national marketing research firm. Purchases of computers, networking and software returned to prerecession levels. Industrial production rose over the period, and manufacturing capacity utilized, per the report issued by the Fed—a key measure of the health of the manufacturing sector—also edged higher.

2

Economic Update (continued) – Columbia Short Term Bond Fund

Bonds delivered modest returns

As the economy strengthened and interest rates edged higher, most bond sectors delivered modest returns. The Barclays Capital Aggregate Bond Index1 returned 5.12%. High-yield bonds led the fixed-income markets. For the 12 months covered by this report, the JPMorgan Developed BB High Yield Index2 returned 13.04% as default fears abated and investors grew more comfortable with risk. Despite rising yields in the second half of the period, the Treasury market was also positive. The Barclays Capital U.S. Treasury Index3 returned 4.53%. However, municipal bonds struggled in the second half of the period, as interest rates inched higher and issue supply surged ahead of the year-end expiration of the Build America Bonds program. The Barclays Capital Municipal Bond Index4 gained 1.63% for the period. Despite positive economic activity, the Fed kept a key short-term interest rate—the federal funds rate—close to zero, reflecting ongoing concerns about employment and the housing market.

Stocks moved higher despite summer 2010 decline

Against a strengthening economic backdrop, stock prices continued to rally despite a summer 2010 setback linked to a debt crisis brewing in Europe, which raised concerns among U.S. investors. These fears were short-lived and stocks regained their footing. In this environment, the S&P 500 Index5 returned 15.65% for the 12 months through March 31, 2011. Outside the United States, stock markets also delivered solid gains. The MSCI EAFE Index (Net),6 a broad gauge of stock market performance in foreign developed markets, returned 10.42% (in U.S. dollars) for the 12-month period, as concerns about the impact of a bailout for weak euro zone economies eased yet continued to restrain market performance. Emerging stock markets were strong. The MSCI Emerging Markets Index (Net)7 returned 18.46% (in U.S. dollars) for the 12-month period.

Past performance is no guarantee of future results.

1The Barclays Capital Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs and total return performance of fixed-rate, publicly placed, dollar-denominated and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity.

2 The JPMorgan Developed BB High Yield Index is an unmanaged index designed to mirror the investable universe of the U.S. dollar developed, BB-rated, high yield corporate debt market.

3 The Barclays Capital U.S. Treasury Index includes public obligations of the U.S. Treasury. Treasury bills are excluded by the maturity constraint. In addition, certain special issues, such as state and local government series bonds (SLGs), as well as U.S. Treasury TIPS, are excluded. STRIPS are excluded from the index because their inclusion would result in double-counting.

4The Barclays Capital Municipal Bond Index is considered representative of the broad market for investment-grade, tax-exempt bonds with a maturity of at least one year

5The Standard & Poor's (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization U.S. stocks.

6The Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index (Net) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. As of December 31, 2010, the MSCI EAFE Index (Net) consisted of the following 22 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

7The Morgan Stanley Capital International Emerging Markets (MSCI EM) Index (Net) is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. As of December 31, 2010, the MSCI EM Index (Net) consisted of the following 21 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand and Turkey.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

3

Performance Information – Columbia Short Term Bond Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Performance of a $10,000 investment 04/01/01 – 03/31/11

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Short Term Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Performance of a $10,000 investment 04/01/01 – 03/31/11 ($)

Sales charge	without	with
Class A	14,331	14,186
Class B	13,303	13,303
Class C	13,623	13,623
Class I	n/a	n/a
Class R	n/a	n/a
Class R4	n/a	n/a
Class W	n/a	n/a
Class Y	14,685	n/a
Class Z	14,682	n/a

Average annual total return as of 03/31/11 (%)

Share class	A		B		C		I	R	R4	W	Y	Z
Inception	10/02/92		06/07/93		10/02/92		09/27/10	09/27/10	03/07/11	09/27/10	07/15/09	09/30/92
Sales charge	without	with	without	with	without	with	without	without	without	without	without	without
1-year	2.57	1.55	1.80	–1.19	2.25	1.25	n/a	n/a	n/a	n/a	2.84	2.82
5-year	4.27	4.05	3.49	3.49	3.94	3.94	n/a	n/a	n/a	n/a	4.53	4.53
10-year/Life	3.66	3.56	2.89	2.89	3.14	3.14	0.73	0.37	0.07	0.48	3.92	3.92

The "with sales charge" returns include the maximum initial sales charge of 1.00% for Class A shares and the applicable contingent deferred sales charge of 3.00% in the first year, declining to 1.00% in the fourth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by the Investment Manager and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class I, Class Y, Class R4 and Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class R shares are sold at net asset value with a distribution (Rule 12b-1) fee and Class W shares are sold at net asset value with a service (Rule 12b-1) fee. Class I, Class R, Class R4, Class W, Class Y and Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The returns for Class Y shares include the returns for Class Z shares prior to July 15, 2009, the date on which Class Y shares were initially offered by the fund. The returns shown have not been adjusted to reflect any differences in expenses between Class Y shares and Class Z shares.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Class I, Class R and Class W shares were initially offered on September 27, 2010. Class R4 shares were initially offered on March 7, 2011.

4

Understanding Your Expenses – Columbia Short Term Bond Fund

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■  For shareholders who receive their account statements from Columbia Management Investment Services Corp., your account balance is available online at www.columbiamanagement.com or by calling Shareholder Services at 800.345.6611.

■  For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account may be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

10/01/10 – 3/31/11

	Account value at the beginning of the period ($)		Account value at the end of the period ($)			Expenses paid during the period ($)			Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual		Hypothetical	Actual		Hypothetical	Actual
Class A	1,000.00	1,000.00	1,004.70		1,021.29	3.65		3.68	0.73
Class B	1,000.00	1,000.00	1,000.90		1,017.55	7.38		7.44	1.48
Class C	1,000.00	1,000.00	1,003.10		1,019.75	5.19		5.24	1.04
Class I	1,000.00	1,000.00	1,007.10		1,022.64	2.30		2.32	0.46
Class R	1,000.00	1,000.00	1,003.50		1,019.75	5.19		5.24	1.04
Class R4	1,000.00	1,000.00	1,000.70	*	1,022.94	0.27	*	2.02	0.40
Class W	1,000.00	1,000.00	1,004.60		1,021.09	3.85		3.88	0.77
Class Y	1,000.00	1,000.00	1,006.00		1,022.79	2.15		2.17	0.43
Class Z	1,000.00	1,000.00	1,005.90		1,022.54	2.40		2.42	0.48

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the Investment Manager and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

* For the period March 7, 2011 through March 31, 2011. Class R4 shares commenced operations on March 7, 2011.

5

Portfolio Managers' Report – Columbia Short Term Bond Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Net asset value per share

as of 03/31/11 ($)

Class A	9.94
Class B	9.93
Class C	9.93
Class I	9.93
Class R	9.94
Class R4	9.92
Class W	9.94
Class Y	9.92
Class Z	9.92

Distributions declared per share

04/01/10 – 03/31/11 ($)

Class A	0.26
Class B	0.19
Class C	0.23
Class I	0.14
Class R	0.12
Class R4	0.02
Class W	0.13
Class Y	0.29
Class Z	0.29

Portfolio structure

as of 03/31/11 (%)

Corporate Fixed-Income Bonds & Notes	30.0
Collateralized Mortgage Obligations	23.1
Asset-Backed Securities	15.5
Government & Agency Obligations	10.6
Mortgage-Backed Securities	10.0
Commercial Mortgage-Backed Securities	9.0
Municipal Bond	0.5
Short-Term Obligation	1.7
Other Assets & Liabilities, Net	–0.4

The fund is actively managed and the composition of its portfolio will change over time. Portfolio structure is calculated as a percentage of net assets.

For the 12-month period that ended March 31, 2011, the fund's Class A shares returned 2.57% without sales charge. The fund outperformed its benchmark, the Barclays Capital 1-3 Year Government/Credit Index, which returned 2.08%. The fund's return was slightly lower than the 3.03% average return of the funds in its peer group, the Lipper Short Investment Grade Debt Funds Classification. In an environment of generally modest returns from fixed-income securities, fund performance benefited most from its exposure to non-Treasury investment-grade sectors. The fund's duration and high quality emphasis were a slight drag on performance. Duration is a measure of interest-rate sensitivity.

The fund's positioning aided returns

During the period, we reduced the fund's exposure to Treasury issues and increased its weight in corporate bonds, primarily in the financials sector, and also to commercial mortgage-backed securities (CMBS). This reallocation had a positive impact on performance as both sectors were among the best performers for the year. Within the fund's corporate bond holdings, an emphasis on real estate investment trusts (REITs), banks and insurance had a positive impact on results, as these groups outperformed the rest of the corporate market. The fund was also overweighted in wireless communications and natural gas, which were good performers within the corporate market.

Structured securities, including mortgage- and asset-backed securities (MBS &ABS), also performed well during the period. CMBS benefited from improving underlying property fundamentals, limited supply and cheapness relative to other short-term market segments. The government's efforts to revive the MBS and ABS sectors of the market have worked, and the yield difference among different types of bonds has remained narrow.

During the period, we employed a barbell strategy to take advantage of the distribution of yields along the Treasury yield curve—a graphic depiction of yields from short-term to long term, which for this fund is five years. This strategy aided returns as five-year yields declined more than yields on two-year securities, which is the midpoint of the range of maturities for the fund. (Remember, bond prices and yields move in opposite directions.)

Interest rate positioning, quality selection detracted from return

The fund's interest rate positioning, as measured by its duration, was shorter than the benchmark index. This had a modestly negative impact on performance as interest rates declined during the period, and a longer duration would have added to returns. Meanwhile, lower quality securities outperformed across all sectors of the bond market, and the fund's higher quality emphasis also hampered performance.

Looking ahead

We believe the U.S. economy is starting to enter the expansion phase of its current economic cycle. We see the possibility of inflation ticking upward, as commodities prices move higher. We plan to proceed with caution amid concerns about the cumulative effects of Federal Reserve Board stimulus and continued weakness in the housing market. Because we believe that there is more room for short-term rates to rise than to decline, we plan to keep the fund's duration slightly shorter than the benchmark. We plan to maintain the fund's barbell positioning to take advantage of the current distribution of yields. We have added to the fund's position in floating-rate securities, which contribute to the barbell and should benefit the fund when short-term rates begin to rise, because yields on floating-rate securities reset frequently.

6

Portfolio Managers' Report (continued) – Columbia Short Term Bond Fund

We continue to favor shorter-maturity CMBS, because their yields relative to Treasuries look attractive. Within ABS, we continue to favor well-secured, very short-term AAA-rated auto securities and have been adding certain AAA-rated floating-rate ABS issues to the portfolio. We also have invested in short-term government agency collateralized mortgage obligations (CMO) which we believe are attractively priced. We continue to favor corporate bonds, and continue to emphasize banks, REIT, natural gas and communications within the sector.

Portfolio characteristics and holdings are subject to change periodically and may not be representative of current characteristics and holdings. The outlook for the fund may differ from that presented for other Columbia Funds.

Investing in fixed-income securities may involve certain risks, including the credit quality of individual issuers, possible prepayments, market or economic developments and yields and share price fluctuations due to changes in interest rates. When interest rates go up, bond prices typically drop, and vice versa.

Investments in real estate securities can be subject to fluctuations in the value of the underlying properties, the effect of economic conditions on real estate values, changes in interest rates and risks related to renting properties, such as rental defaults.

Any guarantee by the U.S. Government, it agencies or instrumentalities applies only to the payment of principal and interest on the guaranteed security and does not guarantee the yield or value of that security.

Top 10 holdings

as of 03/31/11 (%)

U.S. Treasury Notes 2.000% 01/31/16	3.7
U.S. Treasury Notes 1.375% 03/15/13	2.5
General Electric Capital Corp. 0.570% 09/15/14	1.4
Federal Home Loan Mortgage Corp. 4.500% 08/01/24	1.1
Federal Home Loan Mortgage Corp. 3.000% 08/15/20	1.1
Federal Home Loan Mortgage Corp. 3.500% 12/15/20	1.0
U.S. Treasury Inflation Indexed Notes 3.000% 07/15/12	1.0
U.S. Treasury Notes 1.375% 11/30/15	1.0
CitiFinancial Auto Issuance Trust 2.590% 10/15/13	0.9
Federal Home Loan Mortgage Corp. 3.000% 10/15/18	0.8

Top 10 holdings are calculated as a percentage of net assets.

Quality breakdown

as of 03/31/11 (%)

Treasury	8.2
Agency	31.8
AAA	20.5
AA	12.2
A	14.1
BBB	12.2
Cash & Equivalents	1.0

Quality breakdown is calculated as a percentage of total investments.

Ratings shown in the quality breakdown are assigned to individual bonds by taking the lower of the ratings available from one of the following nationally recognized rating agencies: Standard & Poor's or Moody's Investor Services. If a security is rated by only one of the two agencies, that rating is used. If a security is not rated by either of the two agencies, it is designated as Non-Rated. Ratings are relative and subjective and are not absolute standards of quality. The credit quality of the fund's investments does not remove market risk.

The fund is actively managed and the composition of its portfolio will change over time.

30-day SEC yields

as of 03/31/11 (%)

Class A	1.78
Class B	1.04
Class C	1.76
Class I	2.06
Class R	1.36
Class W	1.86
Class Y	2.10
Class Z	2.05

The 30-day SEC yields reflect the fund's earning power, net of expenses, expressed as an annualized percentage of the public offering price per share at the end of the period. Had the Investment Manager and/or its affiliates not waived fees or reimbursed a portion of expenses, the 30-day SEC yields would have been lower.

7

Investment Portfolio – Columbia Short Term Bond Fund

March 31, 2011

Corporate Fixed-Income Bonds & Notes – 30.0%
	Par ($)	Value ($)
Basic Materials – 1.0%
Chemicals – 0.4%
Dow Chemical Co. 5.900% 02/15/15	6,835,000	7,575,634
Lubrizol Corp. 5.500% 10/01/14	1,636,000	1,827,081
Chemicals Total		9,402,715
Iron/Steel – 0.3%
ArcelorMittal USA, Inc. 6.500% 04/15/14	7,580,000	8,351,750
Iron/Steel Total		8,351,750
Metals & Mining – 0.3%
Vale Inco Ltd. 7.750% 05/15/12	6,355,000	6,806,510
Metals & Mining Total		6,806,510
Basic Materials Total		24,560,975
Communications – 4.3%
Media – 1.5%
DIRECTV Holdings LLC 3.550% 03/15/15	7,210,000	7,366,911
NBC Universal, Inc. 2.100% 04/01/14 (a)	10,000,000	9,953,540
RR Donnelley & Sons Co. 6.125% 01/15/17	7,160,000	7,442,620
TCM Sub LLC 3.550% 01/15/15 (a)	1,605,000	1,642,856
Time Warner, Inc. 3.150% 07/15/15	9,285,000	9,390,331
Media Total		35,796,258
Telecommunication Services – 2.8%
America Movil S.A. de C.V. 5.500% 03/01/14	7,420,000	8,094,203
AT&T, Inc. 6.700% 11/15/13	10,000,000	11,256,420
Deutsche Telekom International Finance BV 5.875% 08/20/13	5,000,000	5,485,620
Telecom Italia Capital SA 5.250% 10/01/15	7,785,000	8,057,942
Telefonica Emisiones SAU 4.949% 01/15/15	12,000,000	12,661,452
Verizon Virginia, Inc. 4.625% 03/15/13	10,133,000	10,686,454
Vodafone Group PLC 5.375% 01/30/15	9,038,000	9,950,522
Telecommunication Services Total		66,192,613
Communications Total		101,988,871

	Par ($)	Value ($)
Consumer Cyclical – 0.3%
Retail – 0.3%
CVS Caremark Corp. 3.250% 05/18/15	6,000,000	6,094,878
Retail Total		6,094,878
Consumer Cyclical Total		6,094,878
Consumer Non-Cyclical – 2.9%
Beverages – 1.1%
Anheuser-Busch InBev Worldwide, Inc. 2.500% 03/26/13	6,500,000	6,631,970
Bottling Group LLC 6.950% 03/15/14	5,000,000	5,758,750
Diageo Capital PLC 5.200% 01/30/13	5,600,000	6,002,461
Miller Brewing Co. 5.500% 08/15/13 (a)	4,460,000	4,847,195
SABMiller PLC 5.700% 01/15/14 (a)	2,360,000	2,589,498
Beverages Total		25,829,874
Food – 0.3%
Kraft Foods, Inc. 2.625% 05/08/13	6,650,000	6,805,909
Food Total		6,805,909
Healthcare Products – 0.1%
Hospira, Inc. 5.900% 06/15/14	2,000,000	2,201,820
6.050% 03/30/17	509,000	564,072
Healthcare Products Total		2,765,892
Healthcare Services – 0.4%
Roche Holdings, Inc. 5.000% 03/01/14 (a)	3,945,000	4,300,614
UnitedHealth Group, Inc. 5.500% 11/15/12	3,641,000	3,897,931
Healthcare Services Total		8,198,545
Pharmaceuticals – 1.0%
Cardinal Health, Inc. 4.000% 06/15/15	8,770,000	9,056,604
Express Scripts, Inc. 6.250% 06/15/14	5,080,000	5,642,851
Pfizer, Inc. 4.500% 02/15/14	8,830,000	9,540,577
Pharmaceuticals Total		24,240,032
Consumer Non-Cyclical Total		67,840,252

See Accompanying Notes to Financial Statements.

8

Columbia Short Term Bond Fund

March 31, 2011

Corporate Fixed-Income Bonds & Notes (continued)
	Par ($)	Value ($)
Energy – 2.4%
Oil & Gas – 0.9%
Anadarko Petroleum Corp. 7.625% 03/15/14	6,650,000	7,591,487
Canadian Natural Resources Ltd. 5.450% 10/01/12	4,100,000	4,342,880
Ras Laffan Liquefied Natural Gas Co. Ltd. III 4.500% 09/30/12 (a)	9,250,000	9,561,965
Oil & Gas Total		21,496,332
Oil & Gas Services – 0.4%
Weatherford International Ltd. 5.150% 03/15/13	139,000	147,124
6.350% 06/15/17	7,530,000	8,321,983
Oil & Gas Services Total		8,469,107
Pipelines – 1.1%
Energy Transfer Partners LP 8.500% 04/15/14	6,000,000	7,011,036
Plains All American Pipeline LP 4.250% 09/01/12	5,000,000	5,190,170
TransCanada PipeLines Ltd. 3.400% 06/01/15	6,385,000	6,542,816
Williams Partners LP 7.250% 02/01/17	6,290,000	7,366,515
Pipelines Total		26,110,537
Energy Total		56,075,976
Financials – 15.8%
Banks – 11.0%
ANZ National International Ltd. 1.309% 12/20/13 (06/20/11) (a)(b)(c)	10,000,000	10,010,540
Barclays Bank PLC 3.900% 04/07/15	12,325,000	12,749,411
BNP Paribas 1.203% 01/10/14 (04/11/11) (b)(c)	11,830,000	11,900,874
Canadian Imperial Bank of Commerce 1.450% 09/13/13	2,000,000	1,992,608
Capital One Financial Corp. 6.250% 11/15/13	9,160,000	10,079,728
Citigroup, Inc. 5.500% 10/15/14	16,690,000	18,001,834
Commonwealth Bank of Australia 1.039% 03/17/14 (06/17/11) (a)(b)(c)	3,200,000	3,195,392
3.750% 10/15/14 (a)	11,000,000	11,419,573
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA 1.850% 01/10/14	12,000,000	11,977,956

	Par ($)	Value ($)
Goldman Sachs Group, Inc. 3.700% 08/01/15	10,000,000	10,073,790
HSBC Bank PLC 1.103% 01/17/14 (04/17/11) (a)(b)(c)	11,250,000	11,253,071
ING Bank NV 1.623% 10/18/13 (04/18/11) (a)(b)(c)	12,500,000	12,552,725
JPMorgan Chase & Co. 1.103% 01/24/14 (04/24/11) (b)(c)	18,300,000	18,401,162
Keycorp 3.750% 08/13/15	8,000,000	8,055,528
Lloyds TSB Bank PLC 4.875% 01/21/16	10,000,000	10,311,240
Merrill Lynch & Co., Inc. 5.000% 01/15/15	17,200,000	18,196,774
Morgan Stanley 0.603% 01/09/14 (04/11/11) (b)(c)	9,795,000	9,640,876
Royal Bank of Scotland PLC 3.950% 09/21/15	11,315,000	11,293,910
Santander US Debt SA Unipersonal 2.991% 10/07/13 (a)	10,300,000	10,235,069
Svenska Handelsbanken AB 2.875% 09/14/12 (a)	12,155,000	12,449,479
U.S. Bank N.A. 6.300% 02/04/14	11,200,000	12,466,082
Wachovia Corp. 0.494% 08/01/13 (05/03/11) (b)(c)	11,010,000	10,945,548
Westpac Banking Corp. 1.040% 12/09/13 (06/09/11) (b)(c)	10,000,000	10,023,690
Banks Total		257,226,860
Diversified Financial Services – 2.0%
ERAC USA Finance LLC 5.600% 05/01/15 (a)	7,000,000	7,613,648
General Electric Capital Corp. 0.570% 09/15/14 (06/15/11) (b)(c)	32,325,000	31,908,622
Woodside Finance Ltd. 4.500% 11/10/14 (a)	5,225,000	5,523,015
8.125% 03/01/14 (a)	2,070,000	2,377,892
Diversified Financial Services Total		47,423,177
Insurance – 1.7%
Berkshire Hathaway, Inc. 0.742% 02/11/13 (05/11/11) (b)(c)	4,969,000	4,999,857
CNA Financial Corp. 5.850% 12/15/14	6,585,000	7,099,697

See Accompanying Notes to Financial Statements.

9

Columbia Short Term Bond Fund

March 31, 2011

Corporate Fixed-Income Bonds & Notes (continued)
	Par ($)	Value ($)
Lincoln National Corp. 4.750% 02/15/14	1,855,000	1,949,167
5.650% 08/27/12	5,300,000	5,605,932
MetLife Institutional Funding II 1.207% 04/04/14 (a)(b)(d)	11,215,000	11,214,626
Prudential Financial, Inc. 6.100% 06/15/17	1,700,000	1,870,500
Travelers Property Casualty Corp. 5.000% 03/15/13	6,741,000	7,202,435
Insurance Total		39,942,214
Real Estate Investment Trusts (REITs) – 1.1%
Camden Property Trust 5.875% 11/30/12	6,160,000	6,533,961
Duke Realty LP 7.375% 02/15/15	5,340,000	6,061,156
Kimco Realty Corp. 4.300% 02/01/18	6,300,000	6,282,833
Simon Property Group LP 4.900% 01/30/14	7,760,000	8,297,559
Real Estate Investment Trusts (REITs) Total		27,175,509
Financials Total		371,767,760
Industrials – 0.9%
Machinery – 0.3%
John Deere Capital Corp. 4.500% 04/03/13	6,215,000	6,608,522
Machinery Total		6,608,522
Miscellaneous Manufacturing – 0.6%
Ingersoll-Rand Global Holding Co., Ltd. 9.500% 04/15/14	6,002,000	7,203,498
Tyco International Finance SA 4.125% 10/15/14	2,000,000	2,123,616
6.000% 11/15/13	4,337,000	4,801,250
Miscellaneous Manufacturing Total		14,128,364
Industrials Total		20,736,886
Technology – 0.5%
Computers – 0.2%
Electronic Data Systems Corp. 6.000% 08/01/13	4,500,000	4,956,511
Computers Total		4,956,511
Software – 0.3%
Oracle Corp. 3.750% 07/08/14	6,000,000	6,368,100
Software Total		6,368,100
Technology Total		11,324,611

	Par ($)	Value ($)
Utilities – 1.9%
Electric – 1.5%
CenterPoint Energy Houston Electric LLC 5.750% 01/15/14 (a)	1,000,000	1,096,219
Consolidated Edison Co. of New York, Inc. 4.875% 02/01/13	5,193,000	5,506,294
5.550% 04/01/14	265,000	289,651
Detroit Edison Co. 6.400% 10/01/13	4,205,000	4,700,483
National Rural Utilities Cooperative Finance Corp. 5.500% 07/01/13	9,325,000	10,174,340
Nevada Power Co. 5.950% 03/15/16	1,000,000	1,116,532
Nisource Finance Corp. 6.150% 03/01/13	4,305,000	4,666,887
Ohio Power Co. 5.750% 09/01/13	5,870,000	6,390,863
Progress Energy, Inc. 6.050% 03/15/14	1,845,000	2,040,245
Electric Total		35,981,514
Gas – 0.4%
Atmos Energy Corp. 5.125% 01/15/13	1,960,000	2,057,418
Sempra Energy 8.900% 11/15/13	5,230,000	6,084,477
Gas Total		8,141,895
Utilities Total		44,123,409
Total Corporate Fixed-Income Bonds & Notes (cost of $688,956,280)		704,513,618
Collateralized Mortgage Obligations – 23.1%
Agency – 20.6%
Federal Home Loan Mortgage Corp. 2.750% 09/15/18	11,710,635	11,929,808
3.000% 10/15/18	12,225,000	12,536,363
3.000% 10/15/18	18,690,000	19,166,023
3.000% 08/15/20	25,000,000	25,638,392
3.250% 07/15/24	628,318	643,777
3.500% 12/15/20	22,851,289	23,674,607
3.100% 08/15/19	4,210,653	4,326,494
3.200% 07/15/19	10,876,347	11,191,206
3.500% 01/15/17	911,040	926,805
4.000% 08/15/16	309,817	313,593
4.000% 12/15/17	13,582,805	14,282,769
4.250% 04/15/33	823,825	853,384
4.500% 03/15/17	262,919	265,827
4.500% 03/15/19	6,829,142	7,134,074
4.500% 07/15/22	11,705,985	12,248,934

See Accompanying Notes to Financial Statements.

10

Columbia Short Term Bond Fund

March 31, 2011

Collateralized Mortgage Obligations (continued)
	Par ($)	Value ($)
4.500% 09/25/24	17,625,167	18,425,184
4.500% 01/15/29	4,834,552	4,898,858
4.500% 11/15/32	4,053,260	4,263,904
4.500% 05/15/39	7,545,989	7,943,142
4.750% 08/15/19	13,020,711	13,679,496
4.750% 08/15/19	14,287,064	15,009,921
5.000% 07/15/17	6,247,808	6,641,072
5.000% 02/15/21	7,567,110	7,903,565
5.000% 10/15/34	1,917,376	2,002,536
5.000% 12/15/35	7,731,874	8,116,780
5.000% 10/15/36	13,311,232	14,016,859
5.000% 07/15/37	8,211,909	8,639,709
5.125% 10/15/15	368,984	371,402
5.350% 05/15/29	4,224,165	4,294,891
5.500% 08/15/13	151,516	155,049
5.500% 12/15/19	5,873,332	6,155,943
5.500% 01/15/29	1,320,111	1,331,629
5.500% 10/15/29	85,698	85,692
5.500% 12/15/31	3,310,836	3,470,839
Federal National Mortgage Association (e) 05/25/23	697,821	620,172
2.500% 09/25/24	7,301,241	7,328,116
2.750% 05/25/20	1,684,609	1,714,605
2.750% 06/25/21	14,750,000	15,013,158
2.750% 03/25/26	16,160,527	16,442,755
3.000% 08/25/24	4,794,964	4,875,549
3.000% 11/25/24	14,461,161	14,699,744
3.500% 03/25/18	5,004,599	5,167,182
3.500% 01/25/24	2,057,081	2,118,834
3.750% 05/25/30	4,379,923	4,522,934
4.000% 01/25/19	3,283,626	3,438,065
4.000% 06/25/23	2,678,452	2,790,042
4.000% 11/25/23	13,839,306	14,435,755
4.250% 03/25/22	1,891,233	1,943,802
4.500% 11/25/21	2,532,137	2,641,073
4.500% 03/25/23	9,158,001	9,648,385
4.500% 12/25/23	5,866,397	6,152,045
4.500% 10/25/39	15,925,878	16,466,570
5.000% 12/25/16	447,887	449,834
5.000% 12/25/17	243,803	244,073
5.000% 11/25/24	4,399,600	4,561,702
5.000% 04/25/31	800,053	818,372
5.000% 05/25/32	2,253,116	2,377,062
5.000% 07/25/33	12,075,021	12,704,034
5.000% 09/25/33	2,418,412	2,555,716
5.500% 12/25/29	3,249,832	3,320,540
5.500% 06/25/30	698,845	715,108
5.500% 01/25/33	8,646,865	8,948,657
5.500% 05/25/33	3,936,645	4,169,538
4.000% 06/20/37	6,064,280	6,299,322

	Par ($)	Value ($)
4.000% 05/16/39	18,017,383	18,757,150
4.500% 01/16/31	2,227,543	2,335,470
4.500% 03/20/33	6,775,041	7,163,111
4.500% 08/20/35	171,036	174,497
4.500% 05/20/39	4,399,643	4,570,627
Agency Total		482,722,126
Non-Agency – 2.5%
Bank of America Mortgage Securities 2.859% 03/25/34 (04/01/11) (b)(c)	2,135,346	2,112,270
BCAP LLC Trust 4.000% 01/26/37 (04/01/11) (a)(b)(c)	12,615,124	12,744,387
5.000% 12/26/36 (04/01/11) (a)(b)(c)	8,107,321	8,256,464
6.000% 05/26/37 (04/01/11) (a)(b)(c)	7,744,371	7,754,786
Countrywide Alternative Loan Trust 0.650% 03/25/34 (04/25/11) (b)(c)	150,494	143,669
Countrywide Home Loan Mortgage Pass Through Trust 0.750% 03/25/34 (04/25/11) (b)(c)	392,221	388,224
Credit Suisse Mortgage Capital Certificates 2.774% 04/27/36 (04/01/11) (a)(b)(c)	1,767,284	1,755,325
5.000% 06/27/37 (04/01/11) (a)(b)(c)	2,421,196	2,433,302
5.347% 10/27/37 (04/01/11) (a)(b)(c)	7,451,027	7,544,895
6.250% 12/27/36 (04/01/11) (a)(b)(c)	5,448,649	5,735,804
GMAC Mortgage Corp. Loan Trust 0.750% 05/25/18 (04/25/11) (b)(c)	815,168	809,097
Residential Accredit Loans, Inc. 0.850% 07/25/32 (04/25/11) (b)(c)	18,491	12,797
Structured Asset Securities Corp. 5.500% 05/25/33	131,800	135,940
5.500% 07/25/33	38,196	38,182
5.750% 04/25/33	867,080	892,260
Wells Fargo Mortgage Loan Trust 5.578% 12/27/46 (04/01/11) (a)(b)(c)	8,029,146	8,276,363
Non-Agency Total		59,033,765
Total Collateralized Mortgage Obligations (cost of $538,346,617)		541,755,891

See Accompanying Notes to Financial Statements.

11

Columbia Short Term Bond Fund

March 31, 2011

Asset-Backed Securities – 15.5%
	Par ($)	Value ($)
Ally Auto Receivables Trust 0.710% 02/15/13	5,250,000	5,249,647
Ally Master Owner Trust 1.125% 01/15/16 (04/15/11) (b)(c)	10,000,000	10,024,063
AmeriCredit Automobile Receivables Trust 0.840% 06/09/14	505,000	505,130
1.220% 10/08/13	5,262,076	5,275,378
5.210% 09/06/13	944,832	951,732
5.260% 04/06/15 (04/06/11) (b)(c)	3,825,000	3,913,747
5.530% 01/06/14	16,744,998	16,871,274
5.560% 06/06/14	9,145,058	9,528,757
5.640% 09/06/13	3,671,906	3,674,437
5.680% 12/12/12	1,492,202	1,501,328
Amresco Residential Securities Mortgage Loan Trust 0.730% 07/25/28 (04/25/11) (b)(c)	14,774	11,280
Arizona Educational Loan Marketing Corp. 0.531% 12/01/23 (06/01/11) (b)(c)	7,578,947	7,570,156
BMW Vehicle Lease Trust 2.910% 03/15/12	2,021,613	2,031,332
Brazos Higher Education Authority 0.759% 02/25/20 (05/25/11) (b)(c)	1,465,000	1,465,054
Capital Auto Receivables Asset Trust 5.300% 05/15/14	1,246,220	1,273,359
5.310% 06/15/12	11,346,115	11,467,152
5.420% 12/15/14	4,125,000	4,314,968
5.760% 02/18/14 (a)	11,500,000	11,945,603
Capital One Prime Auto Receivables Trust 5.060% 06/15/14	870,494	881,345
Chesapeake Funding LLC 2.255% 12/15/20 (04/15/11) (a)(b)(c)	13,606,211	13,683,210
CitiFinancial Auto Issuance Trust 2.590% 10/15/13 (a)	20,225,000	20,511,453
Cityscape Home Equity Loan Trust 7.380% 07/25/28 (04/01/11) (b)(c)	597,474	566,514
7.410% 05/25/28	2,166	2,175
CNH Wholesale Master Note Trust 1.055% 12/15/15 (04/15/11) (a)(b)(c)	7,000,000	7,015,791
CPS Auto Trust 5.330% 11/15/12 (a)	2,087,088	2,089,883
DT Auto Owner Trust 1.940% 12/16/13 (a)	3,000,000	3,001,075

	Par ($)	Value ($)
EFS Volunteer LLC 1.160% 10/26/26 (04/25/11) (a)(b)(c)	13,701,787	13,645,488
First Alliance Mortgage Loan Trust 6.680% 06/25/25	44,201	43,295
8.225% 09/20/27	141,333	116,314
Ford Credit Auto Owner Trust 5.240% 07/15/12	153,858	155,766
Ford Credit Floorplan Master Owner Trust 1.905% 12/15/14 (04/15/11) (a)(b)(c)	10,000,000	10,190,247
Franklin Auto Trust 5.360% 05/20/16	2,165,701	2,202,537
GS Auto Loan Trust 5.480% 12/15/14	8,582,022	8,707,229
Household Automotive Trust 5.340% 09/17/13	1,700,077	1,703,579
HSBC Home Equity Loan Trust 0.404% 03/20/36 (04/20/11) (b)(c)	17,848,711	16,790,586
IMC Home Equity Loan Trust 7.080% 08/20/28	4,964	4,865
7.500% 04/25/26	35,366	35,483
7.520% 08/20/28	737,023	740,951
Keycorp Student Loan Trust 0.389% 06/27/25 (06/28/11) (b)(c)	11,193,672	10,769,289
0.639% 12/27/29 (06/28/11) (b)(c)	15,277,697	14,913,140
0.742% 08/25/27 (05/25/11) (b)(c)	10,057,448	9,893,424
Marriott Vacation Club Owner Trust 4.809% 07/20/31 (a)	6,593,644	6,762,456
5.518% 05/20/29 (a)	2,976,261	3,109,369
National Collegiate Student Loan Trust 0.400% 07/25/26 (04/25/11) (b)(c)	12,000,000	10,844,207
Navistar Financial Corp. Owner Trust 1.470% 10/18/12 (a)	9,227,363	9,245,616
Nissan Auto Lease Trust 0.900% 05/15/13	4,450,000	4,457,066
Residential Funding Mortgage Securities II, Inc. 0.540% 08/25/33 (04/25/11) (b)(c)	11,379	8,944
Santander Drive Auto Receivables Trust 0.950% 08/15/13	8,732,988	8,738,922
1.360% 03/15/13	6,305,277	6,322,837
Sierra Receivables Funding Co. LLC 3.350% 06/20/18 (a)	10,000,000	10,000,000

See Accompanying Notes to Financial Statements.

12

Columbia Short Term Bond Fund

March 31, 2011

Asset-Backed Securities (continued)
	Par ($)	Value ($)
SLM Student Loan Trust 0.390% 12/15/20 (06/15/11) (b)(c)	2,395,976	2,389,197
0.450% 12/15/20 (06/15/11) (b)(c)	11,882,141	11,542,645
0.977% 09/16/20 (06/15/11) (b)(c)	11,586,983	11,137,914
SMART Trust 1.104% 10/14/14 (04/14/11) (a)(b)(c)	11,400,000	11,377,394
Terwin Mortgage Trust 1.150% 07/25/34 (04/25/11) (b)(c)	733,551	677,667
Triad Auto Receivables Owner Trust 0.316% 02/12/14 (04/12/11) (b)(c)	8,824,028	8,777,046
5.310% 05/13/13	7,327,414	7,365,208
Volkswagen Auto Lease Trust 3.410% 04/16/12	14,999,673	15,090,733
Total Asset-Backed Securities (cost of $361,594,545)		363,085,257
Government & Agency Obligations – 10.6%
Foreign Government Obligations – 2.4%
Financement-Quebec 5.000% 10/25/12	11,146,000	11,840,440
Morocco Government AID Bond 0.461% 05/01/23 (04/05/11) (b)(c)(f)	1,062,500	1,009,375
Nova Scotia Province 5.750% 02/27/12	10,493,000	10,983,863
Petroleos Mexicanos 4.875% 03/15/15	7,000,000	7,455,000
Province of Ontario 4.100% 06/16/14	13,175,000	14,145,708
Svensk Exportkredit AB 3.250% 09/16/14	10,000,000	10,447,990
Foreign Government Obligations Total		55,882,376
U.S. Government Obligations – 8.2%
U.S. Treasury Inflation Indexed Notes 3.000% 07/15/12	21,724,936	23,269,449
U.S. Treasury Notes 1.375% 03/15/13	59,000,000	59,684,400

	Par ($)	Value ($)
1.375% 11/30/15 (g)	23,500,000	22,756,436
2.000% 01/31/16	88,000,000	87,360,592
U.S. Government Obligations Total		193,070,877
Total Government & Agency Obligations (cost of $246,444,245)		248,953,253
Mortgage-Backed Securities – 10.0%
Federal Home Loan Mortgage Corp. 2.281% 04/01/35 (04/01/11) (b)(c)	418,154	431,710
2.515% 03/01/34 (04/01/11) (b)(c)	714,296	749,799
2.681% 01/01/36 (04/01/11) (b)(c)	1,297,848	1,366,760
4.000% 05/01/11	1,043,443	1,048,287
4.000% 05/01/24	3,953,031	4,069,768
4.000% 07/01/24	11,739,694	12,086,381
4.500% 02/01/13	3,802	3,885
4.500% 07/01/13	10,378	10,635
4.500% 04/01/14	654,407	674,553
4.500% 03/01/19	8,363	8,835
4.500% 11/01/20	1,360,277	1,435,479
4.500% 01/01/21	615,398	651,151
4.500% 03/01/21	2,493,293	2,620,187
4.500% 01/01/23	245,441	257,706
4.500% 03/01/23	854,341	897,034
4.500% 04/01/23	298,615	313,537
4.500% 05/01/23	8,804,226	9,244,187
4.500% 06/01/23	731,434	768,899
4.500% 07/01/23	111,068	116,618
4.500% 02/01/24	2,047,189	2,147,571
4.500% 03/01/24	170,072	178,412
4.500% 05/01/24	4,239,559	4,447,442
4.500% 06/01/24	8,696,529	9,123,882
4.500% 07/01/24	657,433	689,670
4.500% 08/01/24	25,301,811	26,542,462
4.500% 10/01/24	4,528,355	4,750,399
4.500% 12/01/24	8,042,251	8,436,595
4.500% 06/01/25	78,309	82,271
5.000% 11/01/21	2,339,321	2,496,295
5.000% 09/01/22	6,747,338	7,176,906
5.000% 06/01/23	2,808,108	2,982,497
5.000% 07/01/23	3,756,536	3,989,825
5.000% 09/01/23	3,852,621	4,091,878
5.000% 01/01/24	1,674,462	1,778,450
5.000% 02/01/24	2,630,299	2,797,756
5.000% 07/01/24	2,591,434	2,756,417
5.000% 07/01/25	3,916,889	4,166,257
5.500% 05/01/17	53,797	58,266
5.500% 09/01/17	196,109	212,399

See Accompanying Notes to Financial Statements.

13

Columbia Short Term Bond Fund

March 31, 2011

Mortgage-Backed Securities (continued)
	Par ($)	Value ($)
5.500% 01/01/19	5,316	5,771
5.500% 07/01/19	265,071	287,752
5.500% 12/01/20	2,750,840	2,985,365
5.500% 01/01/21	4,549,504	4,937,375
5.500% 02/01/21	4,306,292	4,658,625
5.900% 07/01/36 (04/01/11) (b)(c)	35,206	37,626
6.000% 03/01/17	24,854	27,028
6.000% 04/01/17	28,956	31,490
6.000% 06/01/17	1,788	1,944
6.000% 08/01/17	86,335	93,889
6.000% 08/01/21	664,031	723,378
6.000% 09/01/21	261,133	284,472
6.000% 10/01/21	2,125,844	2,315,842
7.500% 09/01/15	28,693	31,378
8.500% 07/01/30	19,795	23,618
Federal National Mortgage Association 2.055% 06/01/33 (04/01/11) (b)(c)	1,352,338	1,388,682
2.088% 01/01/35 (04/01/11) (b)(c)	1,002,072	1,037,634
2.442% 03/01/34 (04/01/11) (b)(c)	1,270,854	1,332,279
2.445% 04/01/34 (04/01/11) (b)(c)	1,009,578	1,050,709
2.689% 06/01/34 (04/01/11) (b)(c)	868,476	910,593
2.748% 07/01/34 (04/01/11) (b)(c)	1,238,411	1,301,671
4.500% 10/01/13	829,005	872,365
4.500% 11/01/13	779,193	815,790
4.500% 11/01/14	848,361	898,894
4.500% 11/01/17	354,814	371,345
4.500% 04/01/23	654,335	687,340
4.500% 06/01/23	105,370	110,685
4.500% 01/01/24	146,510	153,900
4.500% 02/01/24	2,377,340	2,497,254
4.500% 03/01/24	2,286,543	2,402,553
4.500% 04/01/24	2,177,242	2,286,383
4.500% 05/01/24	155,783	163,641
4.500% 07/01/24	3,692,281	3,895,206
4.500% 08/01/24	3,116,363	3,272,580
4.500% 10/01/24	4,880,917	5,125,586
4.500% 11/01/24	334,532	351,301
4.500% 12/01/24	344,261	361,518
4.500% 02/01/25	938,905	985,970
4.500% 04/01/25	933,644	981,029
4.500% 05/01/25	241,674	253,940
4.500% 07/01/25	916,690	963,215
4.819% 06/01/35 (04/01/11) (b)(c)	1,702,231	1,785,261

	Par ($)	Value ($)
4.960% 07/01/35 (04/01/11) (b)(c)	1,259,006	1,336,511
5.000% 07/01/22	7,932,859	8,441,621
5.000% 08/01/24	4,982,823	5,297,718
5.000% 03/01/25	8,652,851	9,199,677
5.500% 05/01/21	595,742	645,415
5.500% 11/01/21	2,484,005	2,691,123
5.500% 10/01/23	3,177,556	3,440,835
5.500% 01/01/24	4,201,439	4,549,552
5.500% 10/01/24	2,238,320	2,423,778
5.698% 04/01/36 (04/01/11) (b)(c)	1,413,910	1,469,505
5.774% 10/01/35 (04/01/11) (b)(c)	622,609	662,306
5.841% 07/01/36 (04/01/11) (b)(c)	45,341	48,509
6.177% 09/01/37 (04/01/11) (b)(c)	657,240	707,091
6.500% 03/01/12	1,983	2,024
7.500% 08/01/15	20,202	22,365
7.500% 10/01/28	1,031,602	1,193,701
7.500% 01/01/29	365,844	423,330
8.000% 05/01/15	42,748	47,355
8.000% 01/01/16	75,481	83,228
8.000% 08/01/30	14,242	16,654
8.000% 05/01/31	51,606	60,346
8.000% 07/01/31	20,060	23,475
9.000% 04/01/16	203	204
TBA, 5.500% 04/01/26 (d)	8,775,000	9,471,516
Government National Mortgage Association 3.000% 07/20/18 (04/01/11) (b)(c)	193,459	200,117
3.250% 03/20/30 (04/01/11) (b)(c)	48,126	50,075
3.375% 04/20/22 (04/01/11) (b)(c)	1,224,461	1,273,388
3.375% 06/20/29 (04/01/11) (b)(c)	163,136	169,654
6.000% 09/20/21	484,606	524,510
6.500% 09/15/13	11,751	12,801
6.500% 03/15/32	1,505	1,704
6.500% 11/15/33	209,373	237,056
7.000% 11/15/13	16,570	17,456
7.000% 04/15/29	56,497	65,335
7.000% 08/15/29	2,843	3,288
8.000% 10/15/17	188,789	212,798
Small Business Administration 0.875% 06/25/22 (04/01/11) (b)(c)	147,048	147,530
Total Mortgage-Backed Securities (cost of $228,229,122)		233,537,489

See Accompanying Notes to Financial Statements.

14

Columbia Short Term Bond Fund

March 31, 2011

Commercial Mortgage-Backed Securities – 9.0%
	Par ($)	Value ($)
Bear Stearns Commercial Mortgage Securities, Inc. 4.060% 08/15/38	3,250,870	3,270,130
5.133% 10/12/42 (04/01/11) (b)(c)	16,067,378	16,832,462
5.382% 12/11/40	10,454,632	11,049,519
5.698% 09/11/38 (04/01/11) (b)(c)	3,500,000	3,728,039
6.480% 02/15/35	565,378	565,061
Citigroup Commercial Mortgage Trust 4.755% 05/15/43	10,043,767	10,452,255
Credit Suisse First Boston Mortgage Securities Corp. 3.727% 03/15/35	293,686	298,343
4.302% 07/15/36	246,737	246,612
4.681% 04/15/37	12,182,233	12,507,409
5.100% 08/15/38 (04/01/11) (b)(c)	5,695,342	5,986,961
Credit Suisse Mortgage Capital Certificates 5.250% 03/15/39	1,436,029	1,435,244
CW Capital Cobalt Ltd. 5.324% 05/15/46	569,640	579,692
First Union National Bank Commercial Mortgage 6.141% 02/12/34	3,791,225	3,896,386
GE Capital Commercial Mortgage Corp. 4.599% 06/10/48	2,225,026	2,312,225
4.970% 08/11/36	1,839,067	1,877,523
6.070% 06/10/38	14,017,085	14,251,460
6.531% 05/15/33	244,411	244,156
Government National Mortgage Association 2.110% 05/16/35	13,066,107	13,085,544
2.159% 01/16/33	2,656,821	2,671,872
2.210% 11/16/34	2,420,001	2,430,621
2.450% 04/01/41 (d)	8,000,000	8,050,000
Greenwich Capital Commercial Funding Corp. 4.533% 01/05/36	5,551,531	5,657,564
4.619% 08/10/42	4,425,780	4,571,519
GS Mortgage Securities Trust 2.331% 03/12/44	16,525,000	16,633,414
JPMorgan Chase Commercial Mortgage Securities Corp. 4.659% 07/15/42	10,659,678	11,095,436
4.914% 07/12/37	490,234	492,551
4.980% 02/15/51	2,042,505	2,075,975
5.201% 08/12/37 (04/01/11) (b)(c)	12,081,262	12,601,950
5.320% 06/12/47	566,862	572,999
5.506% 12/12/44 (04/01/11) (b)(c)	8,614,009	9,057,084
5.822% 05/12/34	618,531	621,209
5.863% 04/15/45 (04/01/11) (b)(c)	2,856,776	3,033,435
6.812% 01/15/30	1,174,296	1,179,903

	Par ($)	Value ($)
LB-UBS Commercial Mortgage Trust 4.095% 03/15/27	2,492,396	2,541,358
5.007% 04/15/30	1,792,830	1,857,793
5.391% 02/15/40	2,263,217	2,292,393
5.403% 02/15/40	5,526,335	5,821,961
5.611% 04/15/41	1,976,324	2,057,952
5.642% 12/15/25	100,767	100,872
Morgan Stanley Dean Witter Capital I 6.390% 10/15/35	3,001,261	3,057,804
Nationslink Funding Corp. 7.104% 01/22/26	8,148,674	8,849,304
Prudential Securities Secured Financing Corp. 7.094% 06/16/31 (04/01/11) (b)(c)	48,860	48,788
Wachovia Bank Commercial Mortgage Trust 5.037% 03/15/42	1,353,648	1,409,919
Total Commercial Mortgage-Backed Securities (cost of $211,539,741)		211,402,697
Municipal Bond – 0.5%
Illinois – 0.5%
IL State
Series 2011, 4.511% 03/01/15	11,675,000	11,691,578
Illinois Total		11,691,578
Total Municipal Bond (cost of $11,675,000)		11,691,578
Short-Term Obligation – 1.7%
Repurchase agreement with Fixed Income Clearing Corp., dated 03/31/11, due 04/01/11 at 0.070%, collateralized by a U.S. Government Agency obligation maturing to 06/23/15, market value $41,603,375 (repurchase proceeds $40,784,079)	40,784,000	40,784,000
Total Short-Term Obligation (cost of $40,784,000)		40,784,000
Total Investments – 100.4% (cost of $2,327,569,550) (h)		2,355,723,783
Other Assets & Liabilities, Net – (0.4)%		(9,609,177)
Net Assets – 100.0%		2,346,114,606

See Accompanying Notes to Financial Statements.

15

Columbia Short Term Bond Fund

March 31, 2011

Notes to Investment Portfolio:

(a)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2011, these securities, which are not illiquid, amounted to $308,915,828, which represents 13.2% of net assets.

(b)  The interest rate shown on floating rate or variable rate securities reflects the rate at March 31, 2011.

(c)  Parenthetical date represents the effective maturity date for the security.

(d)  Security purchased on a delayed delivery basis.

(e)  Zero coupon bond.

(f)  Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At March 31, 2011, the value of this security amounted to $1,009,375, which represents less than 0.1% of net assets.

(g)  The security or a portion of the security is pledged as collateral for open futures contracts. At March 31, 2011, the total market value of securities pledged amounted to $2,324,062.

(h)  Cost for federal income tax purposes is $2,327,687,723.

  Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

  The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

  Fair value inputs are summarized in the three broad levels listed below:

• Level 1—Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

• Level 2—Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

• Level 3—Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

  Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy. Non-U.S. equity securities actively traded in foreign markets may be reflected in Level 2 despite the availability of closing prices, because the Fund evaluates and determines whether those closing prices reflect fair value at the close of the New York Stock Exchange (NYSE) or require adjustment, as described in Note 2 to the financial statements—Security Valuation.

  Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The following table summarizes the inputs used, as of March 31, 2011, in valuing the Fund's assets:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Total Corporate Fixed-Income Bonds & Notes	$—	$704,513,618	$—	$704,513,618
Total Collateralized Mortgage Obligations	—	541,755,891	—	541,755,891
Total Asset-Backed Securities	—	363,085,257	—	363,085,257
Government & Agency Obligations
Foreign Government Obligations	—	54,873,001	1,009,375	55,882,376
U.S. Government Obligations	193,070,877	—	—	193,070,877
Total Government & Agency Obligations	193,070,877	54,873,001	1,009,375	248,953,253
Total Mortgage-Backed Securities	—	233,537,489	—	233,537,489
Total Commercial Mortgage-Backed Securities	—	211,402,697	—	211,402,697
Total Municipal Bonds	—	11,691,578	—	11,691,578
Total Short-Term Obligation	—	40,784,000	—	40,784,000
Total Investments	193,070,877	2,161,643,531	1,009,375	2,355,723,783
Unrealized Depreciation on Futures Contracts	(420,157)	—	—	(420,157)
Total	$192,650,720	$2,161,643,531	$1,009,375	$2,355,303,626

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through its correlation to prices and information from market transactions for similar or identical assets.

Certain short-term obligations may be valued using amortized cost, an income approach which converts future cash flows to a present value based upon the discount or premium at purchase.

The Fund's assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances.

Certain government & agency obligations classified as Level 3 securities are valued using the market approach. To determine fair value for these securities, management considered various factors including, but were not limited to, estimated cash flows of the securities and observed yields on securities management deemed comparable.

See Accompanying Notes to Financial Statements.

16

Columbia Short Term Bond Fund

March 31, 2011

The following table reconciles asset balances for the year ending March 31, 2011, in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of March 31, 2010	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of March 31, 2011
Government & Agency Obligations
Foreign Government Obligations	$—	$1,459	$2,304	$32,640	$—	$(85,000)	$1,057,972	$—	$1,009,375

The information in the above reconciliation represents fiscal year to date activity for any securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period.

The change in unrealized appreciation attributed to securities owned at March 31, 2011, which were valued using significant unobservable inputs (Level 3) amounted to $32,640. This amount is included in net change in unrealized appreciation (depreciation) on the Statement of Changes in Net Assets.

There were no significant transfers of financial assets between Levels 1 and 2 during the period.

The following table shows transfers between Level 2 and Level 3 of the fair value hierarchy:

Transfers In		Transfers Out
Level 2	Level 3	Level 2	Level 3
$—	$1,057,972	$1,057,972	$—

Financial assets were transferred from Level 2 to Level 3 as the result of the pricing services discontinuing coverage of the securities. As a result, as of period end, management determined to fair value the securities under consistently applied procedures established by and under the general supervision of the Board of Trustees.

Investments in affiliates during the year ended March 31, 2011:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Interest Income	Value, end of period
Merrill Lynch & Co., Inc. 6.150% 04/25/13	$2,153,404	$—	$—	$10,250	$—

As of May 1, 2010, this company was no longer an affiliate of the fund. The above table reflects activity for the period from April 1, 2010 through April 30, 2010.

At March 31, 2011, the Fund held the following open short futures contracts:

Risk Exposure/Type

Interest Rate Risk	Number of Contracts	Value	Aggregate Face Value	Expiration Date	Unrealized Appreciation/ Depreciation
2-Year U.S. Treasury Notes	1,275	$278,109,375	$277,686,873	June 2011	$(422,502)
5-Year U.S. Treasury Notes	550	64,233,985	64,236,330	June 2011	2,345
					$(420,157)

At March 31, 2011, the asset allocation of the Fund is as follows:

Asset Allocation (Unaudited)	% of Net Assets
Corporate Fixed-Income Bonds & Notes	30.0
Collateralized Mortgage Obligations	23.1
Asset-Backed Securities	15.5
Government & Agency Obligations	10.6
Mortgage-Backed Securities	10.0
Commercial Mortgage-Backed Securities	9.0
Municipal Bond	0.5
98.7
Short-Term Obligation	1.7
Other Assets & Liabilities, Net	(0.4)
100.0

Acronym	Name
AID	Agency for International Development

TBA	To Be Announced

See Accompanying Notes to Financial Statements.

17

Statement of Assets and Liabilities – Columbia Short Term Bond Fund
March 31, 2011

		($)
Assets	Investments, at identified cost	2,327,569,550
	Investments, at value	2,355,723,783
	Cash	408
	Receivable for:
	Investments sold	11,638,253
	Fund shares sold	3,666,202
	Interest	11,836,028
	Foreign tax reclaims	4,964
	Expense reimbursement due from Investment Manager	1,070,976
	Trustees' deferred compensation plan	5,381
	Prepaid expenses	6,296
	Total Assets	2,383,952,291
Liabilities	Payable for:
	Investments purchased on a delayed delivery basis	28,822,910
	Fund shares repurchased	3,348,733
	Futures variation margin	53,906
	Distributions	3,493,993
	Investment advisory fee	713,680
	Administration fee	114,662
	Pricing and bookkeeping fees	16,638
	Transfer agent fee	918,506
	Trustees' fees	101,828
	Custody fee	10,467
	Distribution and service fees	113,553
	Chief compliance officer expenses	930
	Trustees' deferred compensation plan	5,381
	Other liabilities	122,498
	Total Liabilities	37,837,685
	Net Assets	2,346,114,606
Net Assets Consist of	Paid-in capital	2,347,804,540
	Overdistributed net investment income	(3,501,686)
	Accumulated net realized loss	(25,922,324)
	Net unrealized appreciation (depreciation) on:
	Investments	28,154,233
	Futures contracts	(420,157)
	Net Assets	2,346,114,606

See Accompanying Notes to Financial Statements.

18

Statement of Assets and Liabilities (continued) – Columbia Short Term Bond Fund
March 31, 2011

Class A	Net assets	$263,223,018
	Shares outstanding	26,482,647
	Net asset value per share	$9.94	(a)
	Maximum sales charge	1.00%
	Maximum offering price per share($9.94/0.9900)	$10.04	(b)
Class B	Net assets	$6,100,190
	Shares outstanding	614,060
	Net asset value per share	$9.93	(a)
Class C	Net assets	$113,862,515
	Shares outstanding	11,467,992
	Net asset value per share	$9.93	(a)
Class I (c)	Net assets	$10,678,571
	Shares outstanding	1,075,905
	Net asset value, offering and redemption price per share	$9.93
Class R (c)	Net assets	$2,494
	Shares outstanding	251
	Net asset value, offering and redemption price per share	$9.94
Class R4 (d)	Net assets	$2,501
	Shares outstanding	252
	Net asset value, offering and redemption price per share	$9.92
Class W (c)	Net assets	$2,496
	Shares outstanding	251
	Net asset value, offering and redemption price per share	$9.94
Class Y	Net assets	$16,173,278
	Shares outstanding	1,630,161
	Net asset value per share	$9.92
Class Z	Net assets	$1,936,069,543
	Shares outstanding	195,143,832
	Net asset value per share	$9.92

(a)  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)  On sales of $50,000 or more the offering price is reduced.

(c)  Class I, Class R and Class W shares commenced operations on September 27, 2010.

(d)  Class R4 shares commenced operations on March 7, 2011.

See Accompanying Notes to Financial Statements.

19

Statement of Operations – Columbia Short Term Bond Fund
For the Year Ended March 31, 2011

		($)
Investment Income	Interest	71,840,361
	Interest from affiliates	10,250
	Foreign taxes withheld	(488)
	Total Investment Income	71,850,123
Expenses	Investment advisory fee	7,444,542
	Administration fee	3,127,398
	Distribution fee:
	Class B	61,381
	Class C	927,670
	Class R	7
	Service fee:
	Class B	20,460
	Class C	309,223
	Class W	4
	Distribution and service fees:
	Class A	697,939
	Transfer agent fee:
	Class A, Class B, Class C, Class R, Class W and Class Z	2,468,480
	Class R4	— *
	Class Y	199
	Plan administration fee:
	Class R4	— *
	Pricing and bookkeeping fees	171,788
	Trustees' fees	50,490
	Custody fee	84,716
	Chief compliance officer expenses	3,603
	Other expenses	626,085
	Total Expenses	15,993,985
	Fees waived or expenses reimbursed by Investment Manager and/or administrator	(2,228,810)
	Fees waived by distributor—Class C	(544,233)
	Expense reductions	(4,178)
	Net Expenses	13,216,764
	Net Investment Income	58,633,359
Net Realized and Unrealized Gain (Loss) on Investments and Futures Contracts	Net realized gain (loss) on:
	Investments	14,159,943
	Futures contracts	(2,822,103)
	Net realized gain	11,337,840
	Net change in unrealized appreciation (depreciation) on:
	Investments	(2,473,069)
	Futures contracts	(322,187)
	Net change in unrealized appreciation (depreciation)	(2,795,256)
	Net Gain	8,542,584
	Net Increase Resulting from Operations	67,175,943

*  Rounds to less than one dollar.

  For the period March 7, 2011 through March 31, 2011.

  Class R4 shares commenced operations on March 7, 2011.

See Accompanying Notes to Financial Statements.

20

Statement of Changes in Net Assets – Columbia Short Term Bond Fund

		Year Ended March 31,
Increase (Decrease) in Net Assets		2011 ($)(a)(b)(c)(d)	2010 ($)(e)(f)
Operations	Net investment income	58,633,359	67,230,409
	Net realized gain on investments and futures contracts	11,337,840	1,967,672
	Net change in unrealized appreciation (depreciation) on investments and futures contracts	(2,795,256)	79,994,878
	Net increase resulting from operations	67,175,943	149,192,959
Distributions to Shareholders	From net investment income:
	Class A	(7,364,546)	(6,207,014)
	Class B	(155,774)	(271,323)
	Class C	(2,880,627)	(2,094,729)
	Class I	(125,306)	—
	Class R	(29)	—
	Class R4	(4)	—
	Class W	(32)	—
	Class Y	(600,807)	(690,988)
	Class Z	(58,054,450)	(58,760,506)
	Total distributions to shareholders	(69,181,575)	(68,024,560)
	Net Capital Stock Transactions	(71,423,953)	1,036,423,022
	Increase from regulatory settlements	—	49,053
	Total increase (decrease) in net assets	(73,429,585)	1,117,640,474
Net Assets	Beginning of period	2,419,544,191	1,301,903,717
	End of period	2,346,114,606	2,419,544,191
	Overdistributed net investment income at end of period	(3,501,686)	(1,748,904)

(a)  Class I, Class R and Class W shares commenced operations on September 27, 2010.

(b)  Class I, Class R and Class W shares reflect activity for the period September 27, 2010 through March 31, 2011.

(c)  Class R4 shares commenced operations on March 7, 2011.

(d)  Class R4 shares reflect activity for the period March 7, 2011 through March 31, 2011.

(e)  Class Y shares commenced operations on July 15, 2009.

(f)  Class Y shares reflect activity for the period July 15, 2009 through March 31, 2010.

See Accompanying Notes to Financial Statements.

21

Statement of Changes in Net Assets (continued) – Columbia Short Term Bond Fund

	Capital Stock Activity
	Year Ended March 31, 2011		Year Ended March 31, 2010
	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	15,294,072	152,573,055	19,545,601	192,127,134
Distributions reinvested	474,538	4,734,919	522,432	5,145,173
Redemptions	(14,001,098)	(139,605,799)	(8,226,025)	(81,090,294)
Net increase	1,767,512	17,702,175	11,842,008	116,182,013
Class B
Subscriptions	208,622	2,079,277	269,391	2,650,071
Distributions reinvested	10,191	101,641	23,567	231,211
Redemptions	(542,696)	(5,407,084)	(464,484)	(4,570,887)
Net decrease	(323,883)	(3,226,166)	(171,526)	(1,689,605)
Class C
Subscriptions	4,345,566	43,300,685	9,522,422	93,616,714
Distributions reinvested	145,799	1,453,196	137,158	1,351,256
Redemptions	(4,398,309)	(43,776,269)	(2,082,162)	(20,462,910)
Net increase	93,056	977,612	7,577,418	74,505,060
Class I (a)(b)
Subscriptions	1,551,583	15,407,172	—	—
Distributions reinvested	12,614	125,289	—	—
Redemptions	(488,292)	(4,846,321)	—	—
Net increase	1,075,905	10,686,140	—	—
Class R (a)(b)
Subscriptions	250	2,500	—	—
Distributions reinvested	1	15	—	—
Net increase	251	2,515	—	—
Class R4 (c)(d)
Subscriptions	252	2,500	—	—
Distributions reinvested	— *	4	—	—
Net increase	252	2,504	—	—
Class W (a)(b)
Subscriptions	264	2,650	—	—
Distributions reinvested	2	16	—	—
Redemptions	(15)	(150)	—	—
Net increase	251	2,516	—	—

*  Rounds to less than one share.

See Accompanying Notes to Financial Statements.

22

Statement of Changes in Net Assets (continued) – Columbia Short Term Bond Fund

	Capital Stock Activity
	Year Ended March 31, 2011		Year Ended March 31, 2010
	Shares	Dollars ($)	Shares	Dollars ($)
Class Y (e)(f)
Subscriptions	15,742	157,008	3,701,658	36,034,293
Distributions reinvested	16,093	160,329	14,109	139,640
Redemptions	(1,031,479)	(10,291,770)	(1,085,962)	(10,693,171)
Net increase (decrease)	(999,644)	(9,974,433)	2,629,805	25,480,762
Class Z
Subscriptions	80,659,730	802,780,170	140,730,646	1,377,894,072
Distributions reinvested	1,491,180	14,849,498	1,673,563	16,441,940
Redemptions	(90,950,158)	(905,226,484)	(58,374,664)	(572,391,220)
Net increase (decrease)	(8,799,248)	(87,596,816)	84,029,545	821,944,792

(a)  Class I, Class R and Class W shares commenced operations on September 27, 2010.

(b)  Class I, Class R and Class W shares reflect activity for the period September 27, 2010 through March 31, 2011.

(c)  Class R4 shares commenced operations on March 7, 2011.

(d)  Class R4 shares reflect activity for the period March 7, 2011 through March 31, 2011.

(e)  Class Y shares commenced operations on July 15, 2009.

(f)  Class Y shares reflect activity for the period July 15, 2009 through March 31, 2010.

See Accompanying Notes to Financial Statements.

23

Financial Highlights – Columbia Short Term Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class A Shares	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$9.95	$9.47	$9.89	$9.84	$9.75
Income from Investment Operations:
Net investment income (a)	0.22	0.32	0.42	0.44	0.40
Net realized and unrealized gain (loss) on investments and futures contracts	0.03	0.49	(0.42)	0.05	0.09
Total from investment operations	0.25	0.81	—	0.49	0.49
Less Distributions to Shareholders:
From net investment income	(0.26)	(0.33)	(0.42)	(0.44)	(0.40)
Increase from regulatory settlements	—	— (b)	— (b)	—	—
Net Asset Value, End of Period	$9.94	$9.95	$9.47	$9.89	$9.84
Total return (c)(d)	2.57%	8.68%	0.03%	5.13%	5.12%
Ratios to Average Net Assets/Supplemental Data:
Net expenses (e)	0.73%	0.73%	0.73%	0.73%	0.73%
Waiver/Reimbursement	0.09%	0.03%	0.04%	0.02%	0.02%
Net investment income (e)	2.21%	3.27%	4.43%	4.43%	4.05%
Portfolio turnover rate	83%	91%	58%	58%	72%
Net assets, end of period (000s)	$263,223	$245,872	$121,914	$76,196	$85,635

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Rounds to less than $0.01 per share.

(c)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d)  Had the Investment Manager and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

See Accompanying Notes to Financial Statements.

24

Financial Highlights – Columbia Short Term Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class B Shares	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$9.94	$9.47	$9.89	$9.84	$9.74
Income from Investment Operations:
Net investment income (a)	0.15	0.26	0.35	0.36	0.32
Net realized and unrealized gain (loss) on investments and futures contracts	0.03	0.47	(0.42)	0.06	0.11
Total from investment operations	0.18	0.73	(0.07)	0.42	0.43
Less Distributions to Shareholders:
From net investment income	(0.19)	(0.26)	(0.35)	(0.37)	(0.33)
Increase from regulatory settlements	—	— (b)	— (b)	—	—
Net Asset Value, End of Period	$9.93	$9.94	$9.47	$9.89	$9.84
Total return (c)(d)	1.80%	7.77%	(0.72)%	4.35%	4.45%
Ratios to Average Net Assets/Supplemental Data:
Net expenses (e)	1.48%	1.48%	1.48%	1.48%	1.48%
Waiver/Reimbursement	0.09%	0.03%	0.04%	0.02%	0.02%
Net investment income (e)	1.47%	2.62%	3.69%	3.69%	3.30%
Portfolio turnover rate	83%	91%	58%	58%	72%
Net assets, end of period (000s)	$6,100	$9,326	$10,502	$14,035	$20,303

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Rounds to less than $0.01 per share.

(c)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)  Had the Investment Manager and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

See Accompanying Notes to Financial Statements.

25

Financial Highlights – Columbia Short Term Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class C Shares	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$9.94	$9.46	$9.88	$9.83	$9.74
Income from Investment Operations:
Net investment income (a)	0.19	0.29	0.39	0.41	0.37
Net realized and unrealized gain (loss) on investments and futures contracts	0.03	0.49	(0.42)	0.05	0.09
Total from investment operations	0.22	0.78	(0.03)	0.46	0.46
Less Distributions to Shareholders:
From net investment income	(0.23)	(0.30)	(0.39)	(0.41)	(0.37)
Increase from regulatory settlements	—	— (b)	— (b)	—	—
Net Asset Value, End of Period	$9.93	$9.94	$9.46	$9.88	$9.83
Total return (c)(d)	2.25%	8.35%	(0.29)%	4.80%	4.80%
Ratios to Average Net Assets/Supplemental Data:
Net expenses (e)	1.04%	1.04%	1.04%	1.04%	1.04%
Waiver/Reimbursement	0.53%	0.47%	0.48%	0.46%	0.46%
Net investment income (e)	1.90%	2.90%	4.12%	4.12%	3.75%
Portfolio turnover rate	83%	91%	58%	58%	72%
Net assets, end of period (000s)	$113,863	$113,038	$35,926	$18,644	$17,598

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Rounds to less than $0.01 per share.

(c)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)  Had the Investment Manager and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

See Accompanying Notes to Financial Statements.

26

Financial Highlights – Columbia Short Term Bond Fund

Selected data for a share outstanding throughout the period is as follows:

Class I Shares	Period Ended March 31, 2011 (a)
Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net investment income (b)	0.10
Net realized and unrealized loss on investments and futures contracts	(0.03)
Total from investment operations	0.07
Less Distributions to Shareholders:
From net investment income	(0.14)
Net Asset Value, End of Period	$9.93
Total return (c)(d)(e)	0.73%
Ratios to Average Net Assets/Supplemental Data:
Net expenses (f)(g)	0.46%
Waiver/Reimbursement (g)	0.02%
Net investment income (f)(g)	1.99%
Portfolio turnover rate (e)	83%
Net assets, end of period (000s)	$10,679

(a)  Class I shares commenced operations on September 27, 2010. Per share data and total return reflect activity from that date.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)  Had the Investment Manager and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  Not annualized.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

(g)  Annualized.

See Accompanying Notes to Financial Statements.

27

Financial Highlights – Columbia Short Term Bond Fund

Selected data for a share outstanding throughout the period is as follows:

Class R Shares	Period Ended March 31, 2011 (a)
Net Asset Value, Beginning of Period	$10.02
Income from Investment Operations:
Net investment income (b)	0.07
Net realized and unrealized loss on investments and futures contracts	(0.03)
Total from investment operations	0.04
Less Distributions to Shareholders:
From net investment income	(0.12)
Net Asset Value, End of Period	$9.94
Total return (c)(d)(e)	0.37%
Ratios to Average Net Assets/Supplemental Data:
Net expenses (f)(g)	1.04%
Waiver/Reimbursement (g)	0.15%
Net investment income (f)(g)	1.35%
Portfolio turnover rate (e)	83%
Net assets, end of period (000s)	$2

(a)  Class R shares commenced operations on September 27, 2010. Per share data and total return reflect activity from that date.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)  Had the Investment Manager and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  Not annualized.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

(g)  Annualized.

See Accompanying Notes to Financial Statements.

28

Financial Highlights – Columbia Short Term Bond Fund

Selected data for a share outstanding throughout the period is as follows:

Class R4 Shares	Period Ended March 31, 2011 (a)
Net Asset Value, Beginning of Period	$9.93
Income from Investment Operations:
Net investment loss (b)	(0.03)
Net realized and unrealized gain on investments and futures contracts	0.04
Total from investment operations	0.01
Less Distributions to Shareholders:
From net investment income	(0.02)
Net Asset Value, End of Period	$9.92
Total return (c)(d)(e)	0.07%
Ratios to Average Net Assets/Supplemental Data:
Net expenses (f)(g)	0.66%
Waiver/Reimbursement (g)	0.02%
Net investment loss (f)(g)	(4.05)%
Portfolio turnover rate (e)	83%
Net assets, end of period (000s)	$3

(a)  Class R4 shares commenced operations on March 7, 2011. Per share data and total return reflect activity from that date.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)  Had the Investment Manager and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  Not annualized.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

(g)  Annualized.

See Accompanying Notes to Financial Statements.

29

Financial Highlights – Columbia Short Term Bond Fund

Selected data for a share outstanding throughout the period is as follows:

Class W Shares	Period Ended March 31, 2011 (a)
Net Asset Value, Beginning of Period	$10.02
Income from Investment Operations:
Net investment income (b)	0.08
Net realized and unrealized loss on investments and futures contracts	(0.03)
Total from investment operations	0.05
Less Distributions to Shareholders:
From net investment income	(0.13)
Net Asset Value, End of Period	$9.94
Total return (c)(d)(e)	0.48%
Ratios to Average Net Assets/Supplemental Data:
Net expenses (f)(g)	0.77%
Waiver/Reimbursement (g)	0.13%
Net investment income (f)(g)	1.67%
Portfolio turnover rate (e)	83%
Net assets, end of period (000s)	$2

(a)  Class W shares commenced operations on September 27, 2010. Per share data and total return reflect activity from that date.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)  Had the Investment Manager and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  Not annualized.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

(g)  Annualized.

See Accompanying Notes to Financial Statements.

30

Financial Highlights – Columbia Short Term Bond Fund

Selected data for a share outstanding throughout each period is as follows:

Class Y Shares	Year Ended March 31, 2011	Period Ended March 31, 2010 (a)
Net Asset Value, Beginning of Period	$9.93	$9.70
Income from Investment Operations:
Net investment income (b)	0.25	0.24
Net realized and unrealized gain on investments and futures contracts	0.03	0.23
Total from investment operations	0.28	0.47
Less Distributions to Shareholders:
From net investment income	(0.29)	(0.24)
Increase from regulatory settlements	—	—	(c)
Net Asset Value, End of Period	$9.92	$9.93
Total return (d)(e)	2.84%	4.91	%(f)
Ratios to Average Net Assets/Supplemental Data:
Net expenses (g)	0.45%	0.47	%(h)
Waiver/Reimbursement	0.02%	—	%(h)(i)
Net investment income (g)	2.51%	3.39	%(h)
Portfolio turnover rate	83%	91	%(f)
Net assets, end of period (000s)	$16,173	$26,110

(a)  Class Y shares commenced operations on July 15, 2009. Per share data and total return reflect activity from that date.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested.

(e)  Had the Investment Manager and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  Not annualized.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

(h)  Annualized.

(i)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

31

Financial Highlights – Columbia Short Term Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class Z Shares	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$9.93	$9.45	$9.87	$9.82	$9.73
Income from Investment Operations:
Net investment income (a)	0.24	0.35	0.45	0.46	0.42
Net realized and unrealized gain (loss) on investments and futures contracts	0.04	0.49	(0.43)	0.06	0.09
Total from investment operations	0.28	0.84	0.02	0.52	0.51
Less Distributions to Shareholders:
From net investment income	(0.29)	(0.36)	(0.44)	(0.47)	(0.42)
Increase from regulatory settlements	—	— (b)	— (b)	—	—
Net Asset Value, End of Period	$9.92	$9.93	$9.45	$9.87	$9.82
Total return (c)(d)	2.82%	8.97%	0.27%	5.39%	5.39%
Ratios to Average Net Assets/Supplemental Data:
Net expenses (e)	0.48%	0.48%	0.48%	0.48%	0.48%
Waiver/Reimbursement	0.09%	0.03%	0.04%	0.02%	0.02%
Net investment income (e)	2.46%	3.54%	4.68%	4.67%	4.29%
Portfolio turnover rate	83%	91%	58%	58%	72%
Net assets, end of period (000s)	$1,936,070	$2,025,199	$1,133,563	$1,092,555	$857,655

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Rounds to less than $0.01 per share.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Had the Investment Manager and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

See Accompanying Notes to Financial Statements.

32

Notes to Financial Statements – Columbia Short Term Bond Fund
March 31, 2011

Note 1. Organization

Columbia Short Term Bond Fund (the Fund), a series of Columbia Funds Series Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust.

After the close of business on April 30, 2010, Ameriprise Financial, Inc. (Ameriprise Financial) acquired a portion of the asset management business of Columbia Management Group, LLC (the Transaction), including the business of managing the Fund. In connection with the closing of the Transaction (the Closing), RiverSource Investments, LLC, a wholly owned subsidiary of Ameriprise Financial, became the investment manager of the Fund and changed its name to Columbia Management Investment Advisers, LLC (the Investment Manager).

Investment Objective

The Fund seeks current income, consistent with minimal fluctuation of principal.

Fund Shares

The Trust has unlimited authorized shares of beneficial interest. The Fund offers Class A, Class B, Class C, Class I, Class R, Class R4, Class W, Class Y and Class Z shares. On December 10, 2010, the Investment Manager exchanged Class Z shares of the Fund valued at $15,256,281 for Class I shares of the Fund. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18 months after purchase.

The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of other funds within the Columbia Family of Funds. Class B shares are subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds. Class I shares commenced operations on September 27, 2010.

Class R shares are not subject to sales charges and are available only to qualifying institutional investors. Class R shares commenced operations on September 27, 2010.

The Fund is authorized to issue Class R4 shares, which would not be subject to sales charges, however this share class is closed to new investors and new accounts. Class R4 shares commenced operations on March 7, 2011.

Class W shares are not subject to sales charges and are available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs. Class W shares commenced operations on September 27, 2010.

Class Y shares are not subject to sales charges and are available only to certain investors, as described in the Fund's prospectus.

Class Z shares are not subject to sales charges and are available only to certain investors, as described in the Fund's prospectus.

Note 2. Summary of Significant Accounting Policies

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires the Investment Manager to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Trust's Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available

33

Columbia Short Term Bond Fund, March 31, 2011

may also be valued based upon an over-the-counter or exchange bid quotation.

Certain debt securities, which tend to be more thinly traded and of lesser quality, are priced based on fundamental analysis of the financial condition of the issuer and the estimated value of any collateral. Valuations developed through pricing techniques may vary from the actual amounts realized upon sale of the securities, and the potential variation may be greater for those securities valued using fundamental analysis.

Asset-backed and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities' cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed and mortgage-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Foreign securities are generally valued at the last sale price on the foreign exchange or market on which they trade. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange (NYSE). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Occasionally, events affecting the values of such foreign securities may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the values of such foreign securities occur and it is determined that market quotations are not reliable, then these foreign securities will be valued at their fair value using procedures approved by the Board of Trustees.

Investments for which market quotations are not readily available, or that have quotations which the Investment Manager believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, the Investment Manager may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

Derivative Instruments

The Fund may use derivative instruments including futures contracts in order to meet its investment objectives. The Fund employs strategies in differing combinations to permit it to increase, decrease or change the level of exposure to market risk factors. The achievement of any strategy relating to derivatives depends on an analysis of various risk factors, and if the strategies for the use of derivatives do not work as intended, the Fund may not achieve its investment objectives.

In pursuit of its investment objectives, the Fund is exposed to the following market risk among others:

Interest Rate Risk: Interest rate risk relates to the fluctuation in value of fixed income securities because of the inverse relationship of price and yield. Fixed income securities generally will decline in value upon an increase in general interest rates and their value generally will increase upon a decline in general interest rates. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations.

The following provides more detailed information about the derivative type held by the Fund:

Futures Contracts—The Fund entered into interest rate futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark.

The use of futures contracts involves certain risks, which include, among others: (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out positions due to differing trading hours, or the temporary

34

Columbia Short Term Bond Fund, March 31, 2011

absence of a liquid market, for either the instruments or the underlying securities, and (3) an inaccurate prediction of the future direction of interest rates by the Fund's Investment Manager.

Upon entering into a futures contract, the Fund identifies within its portfolio of investments cash or securities in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable and offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

During the year ended March 31, 2011, the Fund entered into 9,473 futures contracts.

The following table is a summary of the value of the Fund's derivative instruments as of March 31, 2011.

Fair Value of Derivative Instruments
Statement of Assets and Liabilities
Assets	Fair Value*	Liabilities	Fair Value*
—	$—	Futures Variation Margin	$53,906

*  Includes only the current day's variation margin.

The effect of derivative instruments on the Fund's Statement of Operations for the year ended March 31, 2011:

Amount of Realized Gain or (Loss) and Change in Unrealized Appreciation (Depreciation) on Derivatives
Equity Risk	Net Realized Loss	Change in Unrealized Depreciation
Futures Contracts	$(2,822,103)	$(322,187)

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that the Investment Manager has determined are creditworthy. The Fund, through the custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. The Investment Manager is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Restricted Securities

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Board of Trustees. The Fund will not incur any registration costs upon such resale.

Loan Participations and Commitments

The Fund may invest in loan participations. When the Fund purchases a loan participation, the Fund typically enters into a contractual

35

Columbia Short Term Bond Fund, March 31, 2011

relationship with the lender or third party selling such participation ("Selling Participant"), but not the borrower. However, the Fund assumes the credit risk of the borrower, Selling Participant and any other persons interpositioned between the Fund and the borrower. The Fund may not directly benefit from the collateral supporting the senior loan which it has purchased from the Selling Participant.

Delayed Delivery Securities

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices. The Fund identifies within its portfolio of investments cash or liquid securities in an amount equal to the delayed delivery commitment.

Treasury Inflation Protected Securities

The Fund may invest in treasury inflation protected securities (TIPS). The principal amount of TIPS is adjusted periodically and is increased for inflation or decreased for deflation based on a monthly published index. Interest payments are based on the adjusted principal at the time the interest is paid. These adjustments are recorded as interest income in the Statement of Operations.

Stripped Securities

The Fund may invest in Interest Only (IO) and Principal Only (PO) stripped mortgage-backed securities. These securities are derivative multi-class mortgage securities structured so that one class receives most, if not all, of the principal from the underlying mortgage assets, while the other class receives most, if not all, of the interest and the remainder of the principal. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in an IO security, therefore, the daily interest accrual factor is adjusted each month to reflect the paydown of principal. The market value of these securities can be extremely volatile in response to changes in interest rates. Credit risk reflects the risk that the Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligation.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on the accrual basis. Market premium and discount are amortized and accreted, respectively, on all debt securities, unless otherwise noted. Original issue discount is accreted to interest income over the life of the security with a corresponding increase in the cost basis, if any.

Dividend income is recorded on the ex-date.

Awards from class action litigation are recorded as a reduction of cost if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to a specific class of shares are charged to that share class. Expenses directly attributable to the Fund are charged to the Fund.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses which are charged directly to a share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis for purposes of determining the net asset value of each class. Income and expenses are allocated to each class based on the settled shares method, while realized and unrealized gains (losses) are allocated based on the relative net assets of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax exempt or taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least

36

Columbia Short Term Bond Fund, March 31, 2011

annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fee

Under an Investment Management Services Agreement (IMSA), the Investment Manager determines which securities will be purchased, held or sold. In September 2010, the Board of Trustees approved an amended IMSA that includes an annual management fee rate that declines from 0.36% to 0.24% as the Fund's net assets increase and would increase the management fees payable to the Investment Manager at certain asset levels. The amended IMSA was approved by the Fund's shareholders at a meeting held on February 15, 2011. The amended IMSA was effective on March 1, 2011.

For the period from the Closing through February 28, 2011, the management fee was based on the annual rate of 0.30% of the Fund's average daily net assets. Prior to the Closing, Columbia Management Advisors, LLC (Columbia), an indirect, wholly owned subsidiary of Bank of America Corporation (BOA), provided investment management services to the Fund under the same fee structure. The effective management fee rate for the year ended March 31, 2011, was 0.31% of the Fund's average daily net assets.

Administration Fee

Effective upon the Closing, the Investment Manager provides administration and accounting services to the Fund under an Administrative Services Agreement, including services previously performed under the Pricing and Bookkeeping Oversight and Services Agreement (the Services Agreement) as discussed in the Pricing and Bookkeeping Fees note below. In September 2010, the Board of Trustees approved an amended Administrative Services Agreement that includes an annual administration fee rate that declines from 0.07% to 0.04% as the Fund's net assets increase and would decrease the administration fees payable to the Investment Manager at all asset levels. The amended Administrative Services Agreement was effective on March 1, 2011.

For the period from the Closing through February 28, 2011, the administration fee was equal to 0.14% of the Fund's average daily net assets less the fees payable by the Fund as described under the Pricing and Bookkeeping Fees note below. Prior to the Closing, Columbia provided administrative services to the Fund at the same fee rates. The effective administration fee rate for the year ended March 31, 2011, was 0.13% of the Fund's average daily net assets.

Pricing and Bookkeeping Fees

Prior to the Closing, the Fund entered into a Financial Reporting Services Agreement (the Financial Reporting Services Agreement) with State Street Bank and Trust Company (State Street) and Columbia pursuant to which State Street provides financial reporting services to the Fund. The Fund also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the State Street Agreements) with State Street and Columbia pursuant to which State Street provides accounting services to the Fund. Upon the Closing, Columbia assigned and delegated its rights and obligations under the State Street Agreements to the Investment Manager. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimburses State Street for certain out-of-pocket expenses and charges.

Also prior to the Closing, the Fund entered into the Services Agreement with Columbia. Under the Services Agreement, Columbia provided services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provided oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimbursed Columbia for out-of-pocket expenses and charges, including fees payable to third parties, such as for pricing the Fund's portfolio securities, incurred by Columbia in the performance of services under the Services Agreement. The Services Agreement was terminated upon the Closing. These services are now provided under the Administrative Services Agreement discussed above.

37

Columbia Short Term Bond Fund, March 31, 2011

Transfer Agent Fee

In connection with the Closing, RiverSource Service Corporation, a wholly owned subsidiary of Ameriprise Financial, provides transfer agency services to the Fund under a Transfer Agency Agreement and changed its name to Columbia Management Investment Services Corp. (the Transfer Agent). The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Fund for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Fund that is a percentage of the average aggregate value of the Fund's shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of pocket fees). The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of -pocket expenses. Class I shares do not pay any transfer agency fees. Total transfer agent fees for Class R4 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to the Class R4 shares.

Prior to the Closing, Columbia Management Services, Inc., an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provided transfer agency services to the Fund and contracted with BFDS to serve as sub-transfer agent, under the same fee structure.

For the year ended March 31, 2011, the Fund's effective transfer agent fee rate for each class, with the exception of Class I shares, as a percentage of each class' average daily net assets was as follows:

Class A	Class B	Class C	Class R	Class R4*	Class W	Class Y*	Class Z
0.10%	0.10%	0.10%	0.14%	0.00%	0.13%	0.00%	0.10%

*  Rounds to less than 0.01%.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions on the Statement of Operations. For the year ended March 31, 2011, no minimum account balance fees were charged by the Fund.

Plan Administration Fee

Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund's average daily net assets attributable to Class R4 shares for the provision of various administrative, recordkeeping, communication and educational services.

Underwriting Discounts, Service and Distribution Fees

In connection with the Closing, RiverSource Fund Distributors, Inc., an indirect wholly owned subsidiary of Ameriprise Financial, provides distribution and shareholder services to the Fund and changed its name to Columbia Management Investment Distributors, Inc. (the Distributor). Pursuant to Rule 12b-1 under the 1940 Act, the Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

The Plans require the payment of a combined distribution and shareholder servicing fee for the Class A shares. The Plans also require the payment of a monthly distribution fee for the Class B, Class C, Class R and Class W shares of the Fund and a monthly shareholder servicing fee for the Class B, Class C and Class W shares

38

Columbia Short Term Bond Fund, March 31, 2011

of the Fund. A substantial portion of the expenses incurred pursuant to these plans may be paid to affiliates of the Distributor.

The annual rates in effect and plan limits, as a percentage of average daily net assets are as follows:

	Current Fee Rate	Plan Limit
Class A Combined Distribution and Shareholder Servicing Plan	0.25%	0.25%
Class B and Class C Shareholder Servicing Plans	0.25%	0.25%
Class B and Class C Distribution Plans	0.75%	0.75%
Class R Distribution Plan	0.50%	0.50%
Class W Shareholder Servicing Plan	Up to 0.25%	0.25%[1]
Class W Distribution Plan	Up to 0.25%	0.25%[1]

1  The Fund may pay a distribution fee of up to 0.25% of the Fund's average daily net assets attributable to Class W shares and a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class W shares, provided, however, that the aggregate fee shall not exceed 0.25% of the Fund's average daily net assets attributable to Class W shares.

The Distributor has voluntarily agreed to waive a portion of the distribution fee on the Class C shares for the Fund so that it does not exceed 0.31% of average net assets. This arrangement may be modified or terminated by the Distributor at any time.

Prior to the Closing, Columbia Management Distributors, Inc., an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, was the principal underwriter of the Fund's shares. There were no changes to the underwriting discount structure of the Fund, the service or distribution fee rates paid by the Fund, or the distribution fee waivers for the Class C shares of the Fund as a result of the Transaction.

Sales Charges

Sales charges, including front-end and CDSC's, received by the Distributor for distributing Fund shares were $51,632 for Class A, $4,674 for Class B and $60,542 for Class C shares for the year ended March 31, 2011.

Fee Waivers and Expense Reimbursements

Effective March 1, 2011, the Investment Manager and certain of its affiliates have contractually agreed to waive fees or reimburse expenses, through July 31, 2012, so that the Fund's ordinary operating expenses (excluding certain expenses described below), after giving effect to any balance credits or overdraft charges from the Fund's custodian, do not exceed the annual rates of 0.74%, 1.49%, 1.49%, 0.45%, 0.99%, 0.75%, 0.74%, 0.49% and 0.49% of the Fund's average daily net assets attributable to Class A, Class B, Class C, Class I, Class R, Class R4, Class W, Class Y and Class Z shares, respectively. The following expenses are excluded from the Fund's ordinary operating expenses when calculating the cap, and therefore will be paid by the Fund: taxes (including foreign transaction taxes), expenses associated with investment in other pooled investment vehicles (including exchange traded funds and other affiliated and unaffiliated mutual funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses, the exclusion of which is specifically approved by the Fund's Board. This agreement may be modified or amended only with approval from all parties.

For the period May 1, 2010 through February 28, 2011, the Investment Manager voluntarily agreed to bear a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, did not exceed 0.48% of the Fund's average daily net assets on an annualized basis. Prior to May 1, 2010, Columbia voluntarily reimbursed a portion of the Fund's expenses in the same manner.

Fees Paid to Officers and Trustees

In connection with the Closing, all officers of the Fund are employees of the Investment Manager or its affiliates and, with the exception of the Fund's Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year. Prior to the Closing, all officers of the Fund were employees of Columbia or its affiliates and the Fund paid its pro-rata share of the expenses for the Chief Compliance Officer under the same fee structure.

Trustees are compensated for their services to the Fund, as set forth on the Statement of Operations. The Trust's eligible Trustees may

39

Columbia Short Term Bond Fund, March 31, 2011

participate in a non-qualified deferred compensation plan which may be terminated at any time. Any payments to plan participants are paid solely out of the Fund's assets. Income earned on the plan participant's deferral account is based on the rate of return of the eligible mutual funds selected by the participant or, if no funds are selected, on the rate of return of Columbia Money Market Fund (formerly known as RiverSource Cash Management Fund). Prior to the Closing, if no funds were selected, income earned on the plan participant's deferral account was based on the rate of return of BofA Treasury Reserves. Trustees' fees deferred during the current period as well as any gains or losses on the trustees' deferred compensation balances as a result of market fluctuations are included in "Trustees' fees" on the Statement of Operations. Liabilities under the deferred compensation plan are included in "Trustees' fees" on the Statement of Assets and Liabilities.

Note 4. Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as part of expense reductions on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement. For the year ended March 31, 2011, these custody credits reduced total expenses by $4,178 for the Fund.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated $1,997,261,188 and $2,017,071,410, respectively, for the year ended March 31, 2011, of which $405,129,422 and $850,432,191, respectively, were U.S. Government securities.

Note 6. Lending of Portfolio Securities

The Fund may lend its securities to certain approved brokers, dealers and other financial institutions. Each loan is collateralized by cash, in an amount at least equal to the market value of the securities loaned plus accrued income from the investment of collateral. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The collateral received is invested and the income generated by the investment of the collateral, net of any fees remitted to State Street as the lending agent and borrower rebates, is paid to the Fund. Generally, in the event of borrower default, the Fund has the right to use the collateral to offset any losses incurred. In the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, there may be a potential loss to the Fund. The Fund bears the risk of loss with respect to the investment of collateral.

For the year ended March 31, 2011, the Fund did not participate in the securities lending program.

Note 7. Shareholder Concentration

As of March 31, 2011, one shareholder account owned 58.0% of the outstanding shares of the Fund. Purchase and redemption activity of this account may have a significant effect on the operations of the Fund.

Note 8. Regulatory Settlements

During the year ended March 31, 2010, the Fund received payments totaling $49,053 resulting from certain regulatory settlements with third parties in which the Fund had participated. The payments have been included in "Increase from regulatory settlements" in the Statement of Changes in Net Assets.

Note 9. Line of Credit

Prior to March 28, 2011, the Fund and other affiliated funds participated in a $280,000,000 committed, unsecured revolving line of credit provided by State Street. Effective March 28, 2011, the commitment was reduced to $225,000,000. The maximum amount that may be borrowed by any fund is limited to the lesser of $200,000,000 and the Fund's borrowing limit set forth in the Fund's registration statement. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Effective October 14, 2010, interest is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 1.25% or the overnight LIBOR Rate plus 1.25%. In addition, a commitment fee of 0.125% per annum is accrued and apportioned among the participating funds pro rata based on their relative net assets.

Prior to October 14, 2010, interest was charged to each participating fund at the same rates. In addition, a commitment fee of 0.15% per annum was accrued and apportioned among the participating funds pro rata based on their relative net assets.

For the year ended March 31, 2011, the Fund did not borrow under these arrangements.

40

Columbia Short Term Bond Fund, March 31, 2011

Note 10. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended March 31, 2011, permanent book and tax basis differences resulting primarily from differing treatments for proceeds received from litigation settlements, defaulted bonds and excess distributions were identified and reclassified among the components of the Fund's net assets as follows:

Overdistributed Net Investment Income	Accumulated Net Realized Loss	Paid-In Capital
$8,795,434	$(17,316)	$(8,778,118)

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended March 31, 2011 and March 31, 2010 was as follows:

	March 31,
	2011	2010
Ordinary Income*	$69,181,575	$68,024,560

*  For tax purposes short-term capital gain distributions, if any, are considered ordinary income distributions.

As of March 31, 2011, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Appreciation*
$—	$—	$28,036,060

*  The differences between book-basis and tax-basis net unrealized appreciation are primarily due to deferral of losses from wash sales.

Unrealized appreciation and depreciation at March 31, 2011, based on cost of investments for federal income tax purposes were:

Unrealized appreciation	$33,495,690
Unrealized depreciation	(5,459,630)
Net unrealized appreciation	$28,036,060

The following capital loss carryforwards may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Capital Loss Carryforwards
2013	$991,027
2014	11,783,069
2015	12,691,619
2016	642,768
$26,108,483

Capital loss carryforwards of $9,651,979 were utilized during the year ended March 31, 2011.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 11. Significant Risks and Contingencies

Foreign Securities Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks.

41

Columbia Short Term Bond Fund, March 31, 2011

Asset-Backed Securities Risk

The value of asset-backed securities may be affected by, among other factors, changes in interest rates, the market's assessment of the quality of underlying assets, the creditworthiness of the servicer for the underlying assets, factors concerning the interests in and structure of the issuer or the originator of the underlying assets, or the creditworthiness or rating of the entities that provide any supporting letters of credit, surety bonds, derivative instruments, or other credit enhancement. The value of asset-backed securities also will be affected by the exhaustion, termination or expiration of any credit enhancement. Most asset-backed securities are subject to prepayment risk, which is the possibility that the underlying debt may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Fund to have to reinvest the money received in securities that have lower yields. In addition, the impact of prepayments on the value of asset-backed securities may be difficult to predict and may result in greater volatility.

Mortgage-Backed Securities Risk

The value of mortgage-backed securities may be affected by, among other things, changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the mortgages, the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements or the quality of underlying assets or the market's assessment thereof. Mortgage-backed securities are subject to prepayment risk, which is the possibility that the underlying mortgage may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Fund to have to reinvest the money received in securities that have lower yields. In addition, the impact of prepayments on the value of mortgage-backed securities may be difficult to predict and may result in greater volatility.

Note 12. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted below, there were no items requiring adjustment of the financial statements or additional disclosure.

Effective May 2, 2011, the Distributor has voluntarily agreed to waive a portion of the distribution fee on the Class C shares for the Fund so that it does not exceed 0.44% of average net assets attributable to Class C shares. This arrangement may be modified or terminated by the Distributor at any time.

Effective May 16, 2011, the line of credit commitment with State Street was reduced to $150,000,000, and the maximum amount that may be borrowed by any fund was limited to the lesser of $120,000,000 and the Fund's borrowing limit set forth in the Fund's registration statement.

Note 13. Information Regarding Pending and Settled Legal Proceedings

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit's decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On December 9, 2010, the District Court reinstated its July 9, 2007 summary judgment order in favor of the defendants. On January 10, 2011, plaintiffs filed a notice of appeal with the Eighth Circuit.

42

Columbia Short Term Bond Fund, March 31, 2011

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

43

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust and the Shareholders of Columbia Short Term Bond Fund

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Short Term Bond Fund (the "Fund") (a series of Columbia Funds Series Trust) at March 31, 2011, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
May 20, 2011

44

Fund Governance

The Trustees serve terms of indefinite duration. The names, addresses and birth years of the Trustees and Officers of the Funds in the Columbia Funds Series Trust, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Series Trust.

Independent Trustees

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in the Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Edward J. Boudreau, Jr. (Born 1944)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2005)	Managing Director—E.J. Boudreau & Associates (consulting), from 2000 through current; oversees 41; Trustee—BofA Funds Series Trust.

William P. Carmichael (Born 1943)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1999)	Retired; oversees 41; Director—Cobra Electronics Corporation (electronic equipment manufacturer); Director—McMoRan Exploration Company (oil and gas exploration and development); Director—The Finish Line (athletic shoes and apparel); Trustee—BofA Funds Series Trust.

William A. Hawkins (Born 1942)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2005)	Managing Director—Overton Partners (financial consulting), August 2010 to present; President and Chief Executive Officer—California General Bank, N.A., from January 2008 through August 2010; oversees 41; Trustee—BofA Funds Series Trust.

R. Glenn Hilliard (Born 1943)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2005)	Chairman and Chief Executive Officer—Hilliard Group LLC (investing and consulting), from April 2003 through current; oversees 41; Trustee—BofA Funds Series Trust.

John J. Nagorniak (Born 1944)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2008)	Retired; President and Director—Foxstone Financial, Inc. (consulting), 2000 through December 2007; Director—Mellon Financial Corporation affiliates (investing), 2000 through 2007; Chairman—Franklin Portfolio Associates (investing—Mellon affiliate), 1982 through 2007; oversees 41; Director—MIT Investment Company; Trustee—MIT 401k Plan; Trustee—Research Foundation of CFA Institute; Trustee—BofA Funds Series Trust.

45

Fund Governance (continued)

Independent Trustees (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in the Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Minor M. Shaw (Born 1947)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2003)	President—Micco Corporation and Mickel Investment Group; oversees 41; Board Member—Piedmont Natural Gas; Trustee—BofA Funds Series Trust.

Interested Trustee

Anthony M. Santomero[1] (Born 1946)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2008)	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, from 2002 through current; Senior Advisor—McKinsey & Company (consulting), July 2006 through January 2008; President and Chief Executive Officer—Federal Reserve Bank of Philadelphia, July 2000 through April 2006; oversees 41; Director—Renaissance Reinsurance Ltd; Trustee—Penn Mutual Life Insurance Company; Director—Citigroup, Inc.; Director—Citibank, N.A.; Trustee—BofA Funds Series Trust.

1  Dr. Santomero is currently deemed by the Columbia Funds to be an "interested person" (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup, Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Columbia Funds or other funds or accounts advised/managed by Columbia Management Investment Advisers, LLC.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 800-345-6611.

Officers

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
J. Kevin Connaughton (Born 1964)

225 Franklin Street Boston, MA 02110 President (since 2009)	Senior Vice President and General Manager—Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds, since 2009, and RiverSource Funds, since May 2010 (previously Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009, Treasurer, Columbia Funds, from October 2003 to May 2008, and senior officer of various other affiliated funds since 2000); Managing Director, Columbia Management Advisors, LLC from December 2004 to April 2010.

Michael G. Clarke (Born 1969)

225 Franklin Street Boston, MA 02110 Treasurer (since 2011) and Chief Financial Officer (since 2009)	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

46

Fund Governance (continued)

Officers (continued)

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
Scott R. Plummer (Born 1959)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President and Chief Legal Officer (since 2010)	Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel—Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel—Asset Management, from 2005 to April 2010, and Vice President—Asset Management Compliance from 2004 to 2005); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; Vice President, General Counsel and Secretary, RiverSource Funds, since December 2006; Senior Vice President, Secretary and Chief Legal Officer, Columbia Funds, since May 2010.

Linda J. Wondrack (Born 1964)

225 Franklin Street Boston, MA 02110 Senior Vice President and Chief Compliance Officer (since 2007)	Vice President and Chief Compliance Officer, Columbia Management Investment Advisers, LLC since May 2010; Chief Compliance Officer, Columbia Funds, since 2007, and RiverSource Funds, since May 2010; Director (Columbia Management Group, LLC and Investment Product Group Compliance), Bank of America, from June 2005 to April 2010.

William F. Truscott (Born 1960)

53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2010)	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010 (previously President, Chairman of the Board and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President—U.S. Asset Management and Chief Investment Officer from 2005 to April 2010, and Senior Vice President—Chief Investment Officer, from 2001 to 2005); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director, Columbia Management Investment Distributors, Inc. since May 2010 (previously Chairman of the Board and Chief Executive Officer from 2008 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006.

Colin Moore (Born 1958)

225 Franklin Street Boston, MA 02110 Senior Vice President (since 2010)	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer of Columbia Management Advisors, LLC from 2007 to April 2010; Head of Equities, Columbia Management Advisors, LLC from 2002 to 2007.

Michael A. Jones (Born 1959)

225 Franklin Street Boston, MA 02110 Senior Vice President (since 2010)	President and Director, Columbia Management Investment Advisers, LLC since May 2010; President and Director, Columbia Management Investment Distributors, Inc. since May 2010; Manager, Chairman, Chief Executive Officer and President, Columbia Management Advisors, LLC from 2007 to April 2010; Chief Executive Officer, President and Director, Columbia Management Distributors, Inc. from November 2006 to April 2010; previously, co-president and senior managing director at Robeco Investment Management.

47

Fund Governance (continued)

Officers (continued)

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
Christopher O. Petersen (Born 1970)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Secretary (since 2011)	Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel from April 2004 to January 2010); Assistant Secretary of RiverSource Funds since January 2007.

Amy Johnson (Born 1965)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President (since 2010)	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, from 2009 until April 2010, Vice President—Asset Management and Trust Company Services, from 2006 to 2009, and Vice President—Operations and Compliance from 2004 to 2006).

Joseph F. DiMaria (Born 1968)

225 Franklin Street Boston, MA 02110 Vice President (since 2011) and Chief Accounting Officer (since 2008)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC from January 2006 to April 2010; Head of Tax/Compliance and Assistant Treasurer, Columbia Management Advisors, LLC, from November 2004 to December 2005.

Paul B. Goucher (Born 1968)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Treasurer (since 2010)	Vice President and Chief Counsel of Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel from November 2008 to January 2010); Director, Managing Director and General Counsel of J. & W. Seligman & Co. Incorporated (Seligman) from July 2008 to November 2008 and Managing Director and Associate General Counsel of Seligman from January 2005 to July 2008.

Michael E. DeFao (Born 1968)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Treasurer (since 2011)	Vice President and Chief Counsel, Ameriprise Financial since May 2010; Associate General Counsel Bank of America from June 2005 to April 2010

Stephen T. Welsh (Born 1957)

225 Franklin Street Boston, MA 02110 Vice President (since 2006)	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc. from July 2004 to April 2010; Managing Director, Columbia Management Distributors, Inc. from August 2007 to April 2010.

48

Shareholder Meeting Results

At a Joint Special Meeting of Shareholders held on February 15, 2011, shareholders of the Fund considered the proposals described below.

Proposal 1. Shareholders of the Fund approved a proposed amendment to the Investment Management Services Agreement with Columbia Management Investment Advisers, LLC, as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
165,052,613	8,790,884	485,271	32,290,852

Proposal 2. Shareholders of Columbia Funds Series Trust elected each of the nominees for trustees to the Board of Trustees of Columbia Funds Series Trust, each to hold office for an indefinite term, as follows:

Trustee	Votes For	Votes Withheld	Abstentions
Kathleen Blatz	2,145,636,122	248,012,438	0
Edward J. Boudreau, Jr.	2,145,430,114	248,218,446	0
Pamela G. Carlton	2,145,515,949	248,132,612	0
William P. Carmichael	2,145,038,695	248,609,866	0
Patricia M. Flynn	2,145,843,563	247,804,997	0
William A. Hawkins	2,145,359,401	248,289,160	0
R. Glenn Hilliard	2,145,079,400	248,569,161	0
Stephen R. Lewis, Jr.	2,145,092,209	248,556,351	0
John F. Maher	2,145,621,338	248,027,223	0
John J. Nagorniak	2,145,337,494	248,311,067	0
Catherine James Paglia	2,145,615,254	248,033,306	0
Leroy C. Richie	2,145,042,120	248,606,441	0
Anthony M. Santomero	2,145,088,174	248,560,386	0
Minor M. Shaw	2,145,430,762	248,217,798	0
Alison Taunton-Rigby	2,145,393,384	248,255,177	0
William F. Truscott	2,144,907,223	248,741,338	0

49

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Important Information About This Report

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of Columbia Short Term Bond Fund.

A description of the policies and procedures that the fund uses to determine how to vote proxies and a copy of the fund's voting records are available (i) at www.columbiamanagement.com, (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
1-800-345-6611

Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Investment Manager

Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110

53

PRSRT STD
U.S. Postage
PAID
Holliston, MA
Permit NO. 20

Columbia Short Term Bond Fund
P. O. Box 8081
Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit columbiamanagement.com. Read the prospectus carefully before investing. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2011 Columbia Management Investment Advisers, LLC. All rights reserved.

C-1071 A (05/11)

Fixed Income Sector Portfolios

Annual Report for the Period Ended March 31, 2011

>  Corporate Bond Portfolio

>  Mortgage- and Asset-Backed Portfolio

Not FDIC insured • No bank guarantee • May lose value

Economic Update	1

Corporate Bond Portfolio	3

Mortgage- and Asset-Backed Portfolio	8

Financial Statements	24

Report of Independent Registered Public Accounting Firm	39

Fund Governance	40

Shareholder Meeting Results	44

Important Information About This Report	45

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

President's Message

Dear Shareholder:

The Columbia Management story began over 100 years ago, and today, we are one of the nation's largest dedicated asset managers. The recent acquisition by Ameriprise Financial, Inc. brings together the talents, resources and capabilities of Columbia Management with those of RiverSource Investments, Threadneedle (acquired by Ameriprise in 2003) and Seligman Investments (acquired by Ameriprise in 2008) to build a best-in-class asset management business that we believe is truly greater than its parts.

RiverSource Investments traces its roots to 1894 when its then newly-founded predecessor, Investors Syndicate, offered a face-amount savings certificate that gave small investors the opportunity to build a safe and secure fund for retirement, education or other special needs. A mutual fund pioneer, Investors Syndicate launched Investors Mutual Fund in 1940. In the decades that followed, its mutual fund products and services lineup grew to include a full spectrum of styles and specialties. More than 110 years later, RiverSource continues to be a trusted financial products leader.

Threadneedle, a leader in global asset management and one of Europe's largest asset managers, offers sophisticated international experience from a dedicated U.K. management team. Headquartered in London, it is named for Threadneedle Street in the heart of the city's financial district, where British investors pioneered international and global investing. Threadneedle was acquired in 2003 and today operates as an affiliate of Columbia Management.

Seligman Investments' beginnings date back to the establishment of the investment firm J. & W. Seligman & Co. in 1864. In the years that followed, Seligman played a major role in the geographical expansion and industrial development of the United States. In 1874, President Ulysses S. Grant named Seligman as fiscal agent for the U.S. Navy—an appointment that would last through World War I. Seligman helped finance the westward path of the railroads and the building of the Panama Canal. The firm organized its first investment company in 1929 and began managing its first mutual fund in 1930. In 2008, J. & W. Seligman & Co. Incorporated was acquired and Seligman Investments became an offering brand of RiverSource Investments, LLC.

We are proud of the rich and distinctive history of these firms, the strength and breadth of products and services they offer, and the combined cultures of pioneering spirit and forward thinking. Together we are committed to providing more for our shareholders than ever before.

> A singular focus on our shareholders
Our business is asset management, so investors are our first priority. We dedicate our resources to identifying timely investment opportunities and provide a comprehensive choice of equity, fixed-income and alternative investments to help meet your individual needs.

> First-class research and thought leadership
We are dedicated to helping you take advantage of today's opportunities and anticipate tomorrow's. We stay abreast of the latest investment trends and ideas, using our collective insight to evaluate events and transform them into solutions you can use.

> A disciplined investment approach
We aren't distracted by passing fads. Our teams adhere to a rigorous investment process that helps ensure the integrity of our products and enables you and your financial advisor to match our solutions to your objectives with confidence.

When you choose Columbia Management, you can be confident that we will take the time to understand your needs and help you and your financial advisor identify the solutions that are right for you. Because at Columbia Management, we don't consider ourselves successful unless you are.

Sincerely,

J. Kevin Connaughton
President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit www.columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2011 Columbia Management Investment Advisers, LLC. All rights reserved.

Economic Update – Fixed Income Sector Portfolios

The U.S. economy continued to expand at a solid but uneven pace over the past 12 months, as measured by gross domestic product (GDP). Although lackluster second quarter 2010 GDP growth raised fears that the economy was losing steam and might lapse back into recession, the pace picked up in the third quarter of 2010, inspiring confidence among consumers, businesses and investors. GDP expanded by 2.6% in the third quarter and 3.1% in the fourth quarter. With the Federal Reserve Board (the Fed) providing additional monetary stimulus to shore up economic growth and the extension of key tax cuts for the next two years, expectations are for continued growth in 2011. However, early estimates of first quarter 2011 growth place it just under 2.0%, a disappointment after two strong quarters and a pick-up in employment.

Consumer spending on cars, clothing and other goods generally trended higher during the 12-month period, accelerating in the fourth quarter. Holiday spending rose 5.5% between November 5, 2010 and December 24, 2010, in all retail categories, excluding automobiles, compared with the same period in 2009, according to MasterCard Advisors' SpendingPulse, which tracks spending on all transactions including cash. Personal income surged in January 2011 as payroll tax cuts kicked in. The personal savings rate edged higher, ending February 2011, the last month for which data was available, at 5.8%.

News on the job front was increasingly positive. A good portion of the jobs added in March, April and May of 2010 were temporary, government-sponsored census positions, which began to unwind in June, July and August of 2010. However, private sector payroll employment began to trend higher in the third quarter, massive layoffs declined and job growth turned solidly positive, with the addition of 444,000 new jobs in the first quarter of 2011.

Despite some glimmers of improvement early in 2010, the housing market remained troublesome throughout the period. Both new and existing home sales fell after a federal tax credit for new and repeat homebuyers expired. Distressed properties pressured prices and foreclosures continued—another drag on prices. The inventory of unsold homes ended the period higher than it started, at 8.9 and 8.6 months for both new and existing homes, respectively, according to the National Association of Realtors and a joint release from the U.S. Census Bureau and the U.S. Department of Housing and Urban Development. The new year brought more disappointing news: Existing home sales fell in January 2011 after three months of sustained improvement. Tight credit and weak appraisals were cited as possible reasons for the decline.

Reports from the business side of the economy were generally positive. A key measure of the nation's manufacturing situation—the Institute for Supply Management's Index—took a somewhat surprising turn higher in the final months of the period. Technology spending rose 12% in 2010, according to the NPD Group, a national marketing research firm. Purchases of computers, networking and software returned to prerecession levels. Industrial production rose over the period, and manufacturing capacity utilized, per the report issued by the Fed—a key measure of the health of the manufacturing sector—also edged higher.

Summary

For the 12-month period that ended March 31, 2011

■   Strengthening economic growth and rising interest rates kept a lid on most bond market sectors. The Barclays Capital Aggregate Bond Index delivered modest results. However, high-yield bonds were strong performers, as measured by the JPMorgan Developed BB High Yield Index.

Barclays Aggregate Index	JPMorgan Index

■   The U.S. stock market, as measured by the S&P 500 Index, delivered solid returns, despite a summer 2010 correction. Foreign stock market returns were also positive, as measured by the MSCI EAFE Index.

S&P Index	MSCI Index

Economic Update (continued) – Fixed Income Sector Portfolios

Bonds delivered modest returns

As the economy strengthened and interest rates edged higher, most bond sectors delivered modest returns. The Barclays Capital Aggregate Bond Index1 returned 5.12%. High-yield bonds led the fixed-income markets. For the 12 months covered by this report, the JPMorgan Developed BB High Yield Index2 returned 13.04% as default fears abated and investors grew more comfortable with risk. Despite rising yields in the second half of the period, the Treasury market was also positive. The Barclays Capital U.S. Treasury Index3 returned 4.53%. However, municipal bonds struggled in the second half of the period, as interest rates inched higher and issue supply surged ahead of the year-end expiration of the Build America Bonds program. The Barclays Capital Municipal Bond Index4 gained 1.63% for the period. Despite positive economic activity, the Fed kept a key short-term interest rate—the federal funds rate—close to zero, reflecting ongoing concerns about employment and the housing market.

Stocks moved higher despite summer 2010 decline

Against a strengthening economic backdrop, stock prices continued to rally despite a summer 2010 setback linked to a debt crisis brewing in Europe, which raised concerns among U.S. investors. These fears were short-lived and stocks regained their footing. In this environment, the S&P 500 Index5 returned 15.65% for the 12 months through March 31, 2011. Outside the United States, stock markets also delivered solid gains. The MSCI EAFE Index,6 a broad gauge of stock market performance in foreign developed markets, returned 10.42% (in U.S. dollars) for the 12-month period, as concerns about the impact of a bailout for weak euro zone economies eased yet continued to restrain market performance. Emerging stock markets were strong. The MSCI Emerging Markets Index7 returned 18.46% (in U.S. dollars) for the 12-month period.

Past performance is no guarantee of future results.

1The Barclays Capital Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs and total return performance of fixed-rate, publicly placed, dollar-denominated and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity.

2The JPMorgan Developed BB High Yield Index is an unmanaged index designed to mirror the investable universe of the U.S. dollar developed, BB-rated, high yield corporate debt market.

3The Barclays Capital U.S. Treasury Index includes public obligations of the U.S. Treasury. Treasury bills are excluded by the maturity constraint. In addition, certain special issues, such as state and local government series bonds (SLGs), as well as U.S.Treasury TIPS, are excluded. STRIPS are excluded from the index because their inclusion would result in double-counting.

4The Barclays Capital Municipal Bond Index is considered representative of the broad market for investment-grade, tax-exempt bonds with maturity of at least one year.

5The Standard & Poor's (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization U.S. stocks.

6The Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index (Net) is a free float adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. As of December 31, 2010, the MSCI EAFE Index (Net) consisted of the following 22 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

7The Morgan Stanley Capital International Emerging Markets (MSCI EM) Index (Net) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. As of December 31, 2010 the MSCI EM Index (Net) consisted of the following 21 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand and Turkey.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

Fund Profile – Corporate Bond Portfolio

Summary

■  For the 12-month period that ended March 31, 2011, the portfolio returned 7.87%.

■  The portfolio outperformed its benchmark, the Barclays Capital U.S. Credit Bond Index.1

■  The fund had more exposure than the benchmark to financials and preferred securities, which contributed to its outperformance.

Portfolio Management

Carl Pappo has managed the portfolio since November 2006 and has been associated with the advisor or its predecessors since 1993.

Effective May 1, 2010, RiverSource Investments, LLC, a subsidiary of Ameriprise Financial, Inc., became the investment advisor to the portfolio and changed its name to Columbia Management Investment Advisors, LLC. Please see the portfolio's prospectus, as supplemented, for more information regarding the change in investment advisor and certain other changes.

1The Barclays Capital U.S. Credit Bond Index consists of publicly issued investment grade corporate securities and dollar-denominated SEC registered global debentures.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Summary

1-year return as of 03/31/11

+7.87%

Portfolio Performance

+7.01%

Barclays Capital U.S Credit Bond Index

Performance Information – Corporate Bond Portfolio

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Performance of a $10,000 investment 08/30/02 – 03/31/11

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Corporate Bond Portfolio during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Performance of a $10,000 investment 08/30/02 – 03/31/11 ($)

Portfolio	16,957
Barclays Capital U.S. Credit Bond Index	16,406

Average annual total return as of 03/31/11 (%)

Inception	08/30/02
1-year	7.87
5-year	7.24
Life	6.34

No fees or expenses are charged to the Portfolio. Participants in wrap fee programs eligible to invest in the portfolio, however, pay an asset-based fee, which is negotiable, for investment services, brokerage services and investment consultation. The portfolio may incur significant transaction costs that are in addition to the wrap fees paid to the program sponsor that are not included in this table. All results shown assume reinvestment of distributions.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of Portfolio shares.

Understanding Your Expenses – Corporate Bond Portfolio

The information on this page is intended to help you understand your ongoing costs of investing in the portfolio.

The table below reflects the fact that no fees or expenses are charged to the portfolio. Participants in the wrap fee programs eligible to invest in the portfolio pay an asset-based fee, which is negotiable, for investment services, brokerage services and investment consultation. Please read the wrap program documents for information regarding fees charged.

The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. The amount listed in the "Actual" column is calculated using the portfolio's actual total return for the period. The amount listed in the "Hypothetical" column is calculated using a hypothetical annual return of 5%. You should not use the hypothetical account value to estimate your actual account balance.

Account value at the beginning of the period ($) 10/01/10		Account value at the end of the period ($) 03/31/11		Expenses paid during the period ($)*
Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical
1,000.00	1,000.00	996.20	1,024.93	—	—

* No fees or expenses are charged to the Portfolio. Participants in wrap fee programs pay an asset-based fee that is not included in this table.

Portfolio Manager's Report – Corporate Bond Portfolio

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Net asset value per share

as of 03/31/11 ($)	10.53

Distributions declared per share

04/01/10 – 03/31/11 ($)	0.57

Top 10 holdings

as of 03/31/11 (%)

Anheuser-Busch, InBev Worldwide, Inc., 7.200 01/15/14	2.5
Wells Fargo & Co., 3.6800% 06/15/16	2.4
NBC Universal, 2.875% 04/01/16	2.2
Kraft Foods Inc., 4.125% 02/09/16	1.9
Verizon Communications, 3.000% 04//01/16	1.8
Kroger Co., 3.900% 10/01/15	1.8
KeyCorp, 5.100% 03/24/21	1.7
British Telecommuncations, 5.950% 01/15/18	1.7
State Street Corp, 2.875% 03/07/16	1.3
European Investment Bank, 3.000% 04/08/14	1.3

Portfolio Structure

as of 03/31/11 (%)

Corporate Fixed-Income Bonds & Notes	88.6
Government & Agency Obligations	5.0
Municipal Bonds	3.7
Preferred Stock	0.6
Other Assets & Liabilities, Net	2.1

The portfolio is actively managed and the composition of its portfolio will change over time. Portfolio structure and top holdings are calculated as a percentage of net assets.

Portfolio Manager's Report

For the 12-month period that ended March 31, 2011, the portfolio returned 7.87%, compared with 7.01% for its benchmark, the Barclays Capital U.S. Credit Bond Index. The Federal Reserve Board's (the Fed's) highly accommodative monetary policies worked to expand liquidity in the economy, much of which found its way into higher-risk assets, such as stocks and corporate bonds. Riskier segments of the bond market outperformed higher-quality Treasuries for the period.

Security selection fueled outperformance

The portfolio's overweight stake in investment-grade bonds, combined with strong security selection in the financials sector and among preferred issues, generally accounted for the portfolio's performance advantage over the benchmark. The best results for the period were in the intermediate-quality tier, where the portfolio had strong representation.

Holdings of certain bonds in euro zone banks benefited from better financial positions and more conservative operating policies. In this regard, bonds of Barclays Bank and ING (0.9% and 0.9% of net assets, respectively) rose. The portfolio had more exposure than the benchmark to the telecommunications sector, which aided performance, thanks to gains by both AT&T and Verizon (1.3% and 1.9% of net assets, respectively). Both companies benefited from improving business activity. Issuance of new telecommunications bonds was low, and that helped bolster prices. Lower vacancies brightened the outlook for Brandywine Realty (0.5% of net assets), a real estate investment trust, pushing its securities higher.

The portfolio held fewer non-corporate issues than the index, which hampered results somewhat as yields fell and prices rose on Treasury debt.

Looking ahead

Core inflation, which does not take into account food and energy prices, remains benign. Wages and salaries are relatively stable, so there is little upward pressure on prices in the current environment. The global economic outlook looks positive overall, and the recent restructuring of banks should help them maintain momentum. Against that backdrop, the Fed's goal is to keep interest rates relatively low in the five-to-seven year range, that portion of the yield curve that tends to influence mortgage rates. This policy has aided non-Treasury segments of the bond market, and we expect that policy to persist. As a result, we have made few changes to portfolio positioning for the period ahead. However, we will begin to rethink positioning once the Fed begins to shift its policies and rates move higher, a point that, in our opinion is still six to 12 months away.

Portfolio Manager's Report (continued) – Corporate Bond Portfolio

Portfolio characteristics and holdings are subject to change periodically and may not be representative of current characteristics and holdings. The outlook for this portfolio may differ from that presented for other Columbia Funds.

Investing in fixed-income securities may involve certain risks, including the credit quality of individual issuers, possible prepayments, market or economic developments and yields and share price fluctuations due to changes in interest rates. When interest rates go up, bond prices typically drop, and vice versa.

Investments in high-yield bonds (sometimes referred to as "junk" bonds) offer the potential for high current income and attractive total return, but involve certain risks. Changes in economic conditions or other circumstances may adversely affect a high-yield bond issuer's ability to make principal and interest payments.

Fund Profile – Mortgage- and Asset-Backed Portfolio

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Summary

1-year return as of 03/31/11

+4.82%

Portfolio Performance

+5.01%

Barclays Capital U.S. Securitized Index

Summary

■  For the 12-month period that ended March 31, 2011, the portfolio returned 4.82%.

■  Returns were slightly below the Barclays Capital U.S. Securitized Index.1

■  The fund's underweight in Ginnie Maes and its high quality orientation outside the mortgage-backed market were a modest drag on performance.

Portfolio Management

Lee Reddin has co-managed the portfolio since December 2007 and has been associated with the advisor or its predecessors since 2000.

Michael Zazzarino has co-managed the portfolio since December 2007 and has been associated with the advisor or its predecessors since 2005.

Effective May 1, 2010, RiverSource Investments, LLC, a subsidiary of Ameriprise Financial, Inc., became the investment advisor to the portfolio and changed its name to Columbia Management Investment Advisors, LLC. Please see the portfolio's prospectus, as supplemented, for more information regarding the change in investment advisor and certain other changes.

1The Barclays Capital U.S. Securitized Index is the largest component of the U.S. Aggregate Index and consists of the U.S. MBS Index, the ERISA-Eligible CMBS Index and the fixed-rate ABS Index. The U.S. MBS Index includes both fixed-rate agency passthroughs and agency hybrid ARM securities.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

Performance Information – Mortgage- and Asset-Backed Portfolio

Performance of a $10,000 investment 08/30/02 – 03/31/11

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Mortgage- and Asset-Backed Portfolio during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Performance of a $10,000 investment 08/30/02 – 03/31/11 ($)

Portfolio	13,584
Barclays Capital U.S. Securitized Index	15,469

Average annual total return as of 03/31/11 (%)

Inception	08/30/02
1-year	4.82
5-year	3.83
Life	3.63

No fees or expenses are charged to the Portfolio. Participants in the wrap fee programs eligible to invest in the Portfolio, however, pay an asset-based fee, which is negotiable, for investment services, brokerage services and investment consultation. The Portfolio may incur significant transaction costs that are in addition to the wrap fees paid to the program sponsor that are not included in this table. All results shown assume reinvestment of distributions.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of Portfolio shares.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Understanding Your Expenses – Mortgage- and Asset-Backed Portfolio

The information on this page is intended to help you understand your ongoing costs of investing in the portfolio.

The table below reflects the fact that no fees or expenses are charged to the portfolio. Participants in the wrap fee programs eligible to invest in the portfolio pay an asset-based fee, which is negotiable, for investment services, brokerage services and investment consultation. Please read the wrap program documents for information regarding fees charged.

The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. The amount listed in the "Actual" column is calculated using the portfolio's actual total return for the period. The amount listed in the "Hypothetical" column is calculated using a hypothetical annual return of 5%. You should not use the hypothetical account value to estimate your actual account balance.

Account value at the beginning of the period ($) 10/01/10		Account value at the end of the period ($) 03/31/11		Expenses paid during the period ($)*
Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical
1,000.00	1,000.00	1,007.00	1,024.93	—	—

* No fees or expenses are charged to the Portfolio. Participants in wrap fee programs pay an asset-based fee that is not included in this table.

Portfolio Managers' Report – Mortgage- and Asset-Backed Portfolio

For the 12-month period that ended March 31, 2011, Mortgage- and Asset-Backed Portfolio returned 4.82%, compared with 5.01% for its benchmark, the Barclays Capital U.S. Securitized Index. For the most part, the portfolio's allocations aided relative performance. However, in two key instances securities selection within those asset classes offset that advantage, accounting for the portfolio's modest performance shortfall.

Market leans toward risk

Against the backdrop of a gradually improving economy, riskier fixed-income securities tended to outperform Treasury securities and other higher quality issues. As a result, the portfolio benefited from its maximal overweight position in commercial mortgage-backed securities (CMBS), which was maintained throughout the period. However, the portfolio gave up some performance because of its higher quality orientation. We avoided securities that originated in and around 2007, when underwriting standards were lax. However, this group of securities enjoyed a nice rebound over the past twelve months. The one exception to the trend toward lower quality came from Ginnie Maes, which were especially strong performers within the mortgage passthrough market. Ginnie Mae securities have the explicit backing of the federal government and account for roughly 21% of the benchmark. The portfolio was heavily underweight in Ginnie Maes for most of the period. As a result, the portfolio slightly underperformed its benchmark.

For the 12-month period as a whole, the portfolio devoted approximately 60% of its net assets to mortgage passthroughs, which represents a significant underweight relative to the benchmark. The CMBS market accounted for another 23-25% of net assets, the maximum allocation permitted by the portfolio's charter. This segment of the market has been aided by government support and the securities carry higher yields than agency passthroughs. The remainder of the portfolio's investments consisted of high quality asset-backed securities (ABS). The portfolio's positions in ABS have been sculpted to fit the macroeconomic environment. In a period of high unemployment, we have been reluctant to expose the portfolio to undue consumer risk. We therefore have minimized our investments in securities backed by credit card debt in favor of auto loans, which in most households tend to be paid off before credit cards. Although the portfolio held small positions in sub-prime auto loans and securities backed by used cars, the vast majority of the portfolio's auto-related ABS carried AAA ratings.

Looking ahead

We have not lost sight of the fact that banks and consumers remain vulnerable, despite steady improvement in the overall economy. We continue to be overweight in the CMBS sector, which enjoys government support. We are heartened that the financing market for CMBS continues to improve. Insurance companies and banks are lending in this sector, whereas lending on the residential side is not as robust. We have neutralized the portfolio's prior underweight in Ginnie Maes, although we don't anticipate a rally in that sector the likes of which they enjoyed in the past 12 months. Finally, the government programs that have aided the mortgage sector for the past two years are by necessity subject to political risks, which we will monitor closely in the months ahead.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Net asset value per share

as of 03/31/11 ($)	9.40

Distributions declared per share

04/01/10 – 03/31/11 ($)	0.30

Portfolio Structure

as of 03/31/11 (%)

Mortgage Backed Securities	63.0
Commercial Mortgage-Backed Securities	24.8
Collateralized Mortgage Obligations	0.6
Asset Backed Securities	8.8
Government Obligation	0.0	*
Short Term Obligations	24.9
Other Assets and Liabilities, Net	(22.1)

The portfolio is actively managed and the composition of its portfolio will change over time. Portfolio structure and top holdings are calculated as a percentage of net assets.

*Less than 0.01%

Portfolio Managers' Report (continued) – Mortgage- and Asset-Backed Portfolio

Top 10 holdings

as of 03/31/11 (%)

Federal Home Loan Mortgage, TBA, 5.50% 04/01/41	6.5
Federal National Mortgage Association, 5.00% 06/01/40	5.0
Government National Mortgage Association, 4.50% 06/15/39	4.3
Federal National Mortgage Association, 5.50% 07/01/39	3.9
Federal National Mortgage Association, 4.50% 05/01/40	3.5
Federal National Mortgage Association, TBA, 4.50% 04/01/41	3.3
Federal National Mortgage Association, 5.50% 06/01/38	3.2
Federal National Mortgage Association, TBA, 4.00% 04/01/41	3.0
Federal Home Loan Mortgage, 6.00% 04/01/40	2.8
Government National Mortgage Association, 4.50% 09/15/40	2.7

Portfolio characteristics and holdings are subject to change periodically and may not be representative of current characteristics and holdings. The outlook for the portfolio may differ from that presented for other Columbia Funds.

Investing in fixed-income securities may involve certain risks, including the credit quality of individual issuers, possible prepayments, market or economic developments and yields and share price fluctuations due to changes in interest rates. When interest rates go up, bond prices typically drop, and vice versa.

Investments in high-yield bonds (sometimes referred to as "junk" bonds) offer the potential for high current income and attractive total return, but involve certain risks. Changes in economic conditions or other circumstances may adversely affect a high-yield bond issuer's ability to make principal and interest payments.

Investment Portfolio – Corporate Bond Portfolio

March 31, 2011

Corporate Fixed-Income Bonds & Notes – 88.6%
	Par ($)	Value ($)
Basic Materials – 4.4%
Chemicals – 1.8%
Dow Chemical Co. 4.250% 11/15/20	90,000	85,953
5.900% 02/15/15	145,000	160,712
8.550% 05/15/19	32,000	40,449
9.400% 05/15/39	90,000	133,638
Chemicals Total		420,752
Iron/Steel – 1.9%
ArcelorMittal 6.750% 03/01/41	40,000	39,202
7.000% 10/15/39	140,000	140,375
Nucor Corp. 5.850% 06/01/18	215,000	245,115
Iron/Steel Total		424,692
Metals & Mining – 0.7%
Vale Overseas Ltd. 6.875% 11/21/36	150,000	159,729
Metals & Mining Total		159,729
Basic Materials Total		1,005,173
Communications – 15.9%
Media – 7.2%
Comcast Cable Holdings LLC 9.875% 06/15/22	72,000	94,706
Comcast Corp. 6.950% 08/15/37	70,000	76,208
DirecTV Holdings LLC 3.125% 02/15/16	75,000	73,912
6.375% 06/15/15	75,000	77,531
NBC Universal, Inc. 2.875% 04/01/16 (a)	505,000	493,338
News America, Inc. 6.150% 02/15/41 (a)	150,000	148,747
6.400% 12/15/35	159,000	163,587
6.550% 03/15/33	35,000	36,760
Rogers Cable, Inc. 6.250% 06/15/13	6,000	6,612
Time Warner Cable, Inc. 5.850% 05/01/17	60,000	65,622
5.875% 11/15/40	90,000	84,569
7.300% 07/01/38	135,000	149,465
Time Warner, Inc. 6.500% 11/15/36	170,000	174,762
Media Total		1,645,819

	Par ($)	Value ($)
Telecommunication Services – 8.7%
AT&T, Inc. 5.625% 06/15/16	130,000	145,425
6.550% 02/15/39	150,000	156,336
BellSouth Corp. 5.200% 09/15/14	150,000	164,006
British Telecommunications PLC 5.950% 01/15/18	355,000	391,641
Cellco Partnership/Verizon Wireless Capital LLC 5.550% 02/01/14	205,000	225,098
Telefonica Emisiones SAU 5.134% 04/27/20	190,000	189,042
6.221% 07/03/17	95,000	103,639
6.421% 06/20/16	170,000	188,904
Verizon Communications, Inc. 3.000% 04/01/16	415,000	412,886
4.600% 04/01/21	30,000	29,871
Telecommunication Services Total		2,006,848
Communications Total		3,652,667
Consumer Cyclical – 1.0%
Airlines – 0.3%
Continental Airlines, Inc. 7.461% 04/01/15	65,023	65,674
Airlines Total		65,674
Home Builders – 0.0%
D.R. Horton, Inc. 5.625% 09/15/14	10,000	10,450
Home Builders Total		10,450
Retail – 0.7%
CVS Pass-Through Trust 5.298% 01/11/27 (a)	97,590	98,613
McDonald's Corp. 4.875% 07/15/40	55,000	51,928
Retail Total		150,541
Consumer Cyclical Total		226,665
Consumer Non-Cyclical – 10.8%
Beverages – 2.9%
Anheuser-Busch InBev Worldwide, Inc. 7.200% 01/15/14	505,000	573,714
PepsiCo, Inc. 4.500% 01/15/20	80,000	83,469
Beverages Total		657,183

See Accompanying Notes to Financial Statements.

Corporate Bond Portfolio

March 31, 2011

Corporate Fixed-Income Bonds & Notes (continued)
	Par ($)	Value ($)
Commercial Services – 0.5%
President & Fellows of Harvard College 4.875% 10/15/40	85,000	81,223
6.500% 01/15/39 (a)	30,000	36,097
Commercial Services Total		117,320
Food – 5.1%
ConAgra Foods, Inc. 7.000% 10/01/28	70,000	75,226
General Mills, Inc. 5.200% 03/17/15	230,000	252,613
Kraft Foods, Inc. 4.125% 02/09/16	415,000	430,575
Kroger Co. 3.900% 10/01/15	390,000	404,804
Food Total		1,163,218
Healthcare Services – 0.4%
UnitedHealth Group, Inc. 6.000% 02/15/18	90,000	100,101
Healthcare Services Total		100,101
Pharmaceuticals – 1.9%
Novartis Securities Investment Ltd. 5.125% 02/10/19	180,000	194,850
Wyeth 5.500% 02/01/14	215,000	237,095
Pharmaceuticals Total		431,945
Consumer Non-Cyclical Total		2,469,767
Energy – 7.5%
Oil & Gas – 4.8%
Canadian Natural Resources Ltd. 6.250% 03/15/38	220,000	236,931
Devon Energy Corp. 6.300% 01/15/19	70,000	82,038
Hess Corp. 7.300% 08/15/31	65,000	76,210
Marathon Oil Corp. 6.000% 10/01/17	54,000	60,769
Nexen, Inc. 5.875% 03/10/35	75,000	71,190
7.500% 07/30/39	45,000	50,671
Qatar Petroleum 5.579% 05/30/11 (a)	10,008	10,060
Shell International Finance BV 5.500% 03/25/40	205,000	207,740
Talisman Energy, Inc. 5.850% 02/01/37	145,000	144,069
7.750% 06/01/19	130,000	158,624
Oil & Gas Total		1,098,302

	Par ($)	Value ($)
Oil & Gas Services – 0.4%
Hess Corp. 5.600% 02/15/41	70,000	66,873
Weatherford International Ltd. 5.125% 09/15/20	30,000	29,789
Oil & Gas Services Total		96,662
Pipelines – 2.3%
Plains All American Pipeline LP/PAA Finance Corp. 5.750% 01/15/20	10,000	10,703
6.500% 05/01/18	55,000	61,827
8.750% 05/01/19	110,000	137,615
Southern Natural Gas Co. 8.000% 03/01/32	105,000	128,126
TransCanada Pipelines Ltd. 6.350% 05/15/67 (05/15/17) (b)(c)	180,000	180,734
Pipelines Total		519,005
Energy Total		1,713,969
Financials – 31.0%
Banks – 18.3%
Bank of New York Mellon Corp. 5.450% 05/15/19	205,000	224,870
Barclays Bank PLC 3.900% 04/07/15	65,000	67,238
5.000% 09/22/16	125,000	132,523
Capital One Capital IV 6.745% 02/17/37 (c)	110,000	110,412
Capital One Capital V 10.250% 08/15/39	120,000	130,200
Capital One Financial Corp. 7.375% 05/23/14	15,000	17,217
Chinatrust Commercial Bank 5.625% 12/29/49 (03/01/15) (a)(b)(c)	45,000	44,057
Comerica Bank 5.200% 08/22/17	115,000	121,910
Discover Bank/Greenwood DE 8.700% 11/18/19	205,000	245,603
Discover Financial Services 10.250% 07/15/19	60,000	77,188
Fifth Third Bancorp 3.625% 01/25/16	125,000	124,890
ING Bank NV 4.000% 03/15/16 (a)	200,000	199,720
JPMorgan Chase & Co. 7.900% 04/29/49 (04/30/18) (b)(c)	50,000	54,705

See Accompanying Notes to Financial Statements.

Corporate Bond Portfolio

March 31, 2011

Corporate Fixed-Income Bonds & Notes (continued)
	Par ($)	Value ($)
JPMorgan Chase Capital XX 6.550% 09/15/66	20,000	20,328
JPMorgan Chase Capital XXIII 1.313% 05/15/77 (05/16/11) (b)(c)	150,000	124,156
KeyCorp 5.100% 03/24/21	400,000	397,531
Lloyds TSB Bank PLC 4.375% 01/12/15 (a)	196,000	199,630
Marshall & IIsley Bank 5.300% 09/08/11	67,000	67,353
Merrill Lynch & Co., Inc. 5.000% 02/03/14	100,000	106,453
5.700% 05/02/17	40,000	41,511
National City Corp. 4.900% 01/15/15	15,000	16,125
6.875% 05/15/19	105,000	119,868
Northern Trust Co. 6.500% 08/15/18	25,000	28,794
PNC Funding Corp. 3.625% 02/08/15	130,000	134,400
5.125% 02/08/20	150,000	157,886
Santander U.S. Debt SA Unipersonal 3.724% 01/20/15 (a)	70,000	67,693
3.781% 10/07/15 (a)	130,000	124,922
Scotland International Finance No. 2 BV 4.250% 05/23/13 (a)	127,000	125,177
State Street Corp. 2.875% 03/07/16	310,000	307,954
4.956% 03/15/18	45,000	46,371
Wells Fargo & Co. 3.676% 06/15/16	555,000	558,280
Banks Total		4,194,965
Diversified Financial Services – 3.0%
Eaton Vance Corp. 6.500% 10/02/17	110,000	124,595
ERAC USA Finance LLC 2.750% 07/01/13 (a)	170,000	172,750
5.250% 10/01/20 (a)	155,000	159,650
General Electric Capital Corp. 4.375% 09/16/20	155,000	150,629
Lehman Brothers Holdings, Inc. 5.625% 01/24/13 (d)	240,000	62,400
6.875% 05/02/18 (d)	45,000	11,812
Diversified Financial Services Total		681,836
Insurance – 7.7%
CNA Financial Corp. 5.750% 08/15/21	25,000	25,595
5.850% 12/15/14	61,000	65,768
7.350% 11/15/19	114,000	128,750
ING Groep NV 5.775% 12/29/49 (12/08/15) (b)(c)	105,000	97,125

	Par ($)	Value ($)
Liberty Mutual Group, Inc. 7.500% 08/15/36 (a)	235,000	251,450
10.750% 06/15/88 (06/15/58) (a)(b)(c)	45,000	58,500
Lincoln National Corp. 8.750% 07/01/19	155,000	196,270
MetLife Capital Trust X 9.250% 04/08/68 (04/08/38) (a)(b)(c)	95,000	114,713
MetLife, Inc. 10.750% 08/01/69	75,000	103,500
OneBeacon U.S. Holdings, Inc. 5.875% 05/15/13	105,000	112,875
Prudential Financial, Inc. 4.500% 07/15/13	90,000	94,539
7.375% 06/15/19	50,000	58,706
8.875% 06/15/68 (06/15/38) (b)(c)	70,000	82,600
Transatlantic Holdings, Inc. 8.000% 11/30/39	175,000	183,773
Unum Group 7.125% 09/30/16	165,000	186,010
Insurance Total		1,760,174
Real Estate Investment Trusts (REITs) – 2.0%
Brandywine Operating Partnership LP 7.500% 05/15/15	105,000	118,629
Duke Realty LP 7.375% 02/15/15	125,000	141,881
8.250% 08/15/19	125,000	150,115
Highwoods Properties, Inc. 5.850% 03/15/17	55,000	58,534
Real Estate Investment Trusts (REITs) Total		469,159
Financials Total		7,106,134
Industrials – 4.2%
Aerospace & Defense – 1.1%
Embraer Overseas Ltd. 6.375% 01/15/20	125,000	134,375
L-3 Communications Corp. 4.950% 02/15/21	125,000	125,729
Aerospace & Defense Total		260,104
Miscellaneous Manufacturing – 1.1%
Ingersoll-Rand Global Holding Co., Ltd. 9.500% 04/15/14	140,000	168,026
Tyco International Ltd./Tyco International Finance SA 6.875% 01/15/21	70,000	83,616
Miscellaneous Manufacturing Total		251,642

See Accompanying Notes to Financial Statements.

Corporate Bond Portfolio

March 31, 2011

Corporate Fixed-Income Bonds & Notes (continued)
	Par ($)	Value ($)
Transportation – 2.0%
BNSF Funding Trust I 6.613% 12/15/55 (01/15/26) (b)(c)	130,000	135,038
Burlington Northern Santa Fe Corp. 7.950% 08/15/30	110,000	139,693
Union Pacific Corp. 4.698% 01/02/24	9,279	9,556
5.700% 08/15/18	150,000	167,948
Transportation Total		452,235
Industrials Total		963,981
Technology – 2.1%
Networking Products – 0.5%
Cisco Systems, Inc. 5.900% 02/15/39	110,000	114,143
Networking Products Total		114,143
Office/Business Equipment – 0.4%
Xerox Corp. 6.400% 03/15/16	80,000	90,677
Office/Business Equipment Total		90,677
Software – 1.2%
Oracle Corp. 5.375% 07/15/40 (a)	280,000	272,129
Software Total		272,129
Technology Total		476,949
Utilities – 11.7%
Electric – 9.7%
American Electric Power Co., Inc. 5.250% 06/01/15	120,000	130,075
Commonwealth Edison Co. 4.000% 08/01/20	105,000	101,390
5.950% 08/15/16	75,000	84,176
6.950% 07/15/18	90,000	99,410
Detroit Edison Co. 3.450% 10/01/20	235,000	221,428
Duke Energy Carolinas LLC 5.300% 10/01/15	165,000	183,900
Exelon Generation Co., LLC 6.200% 10/01/17	205,000	227,082
Georgia Power Co. 4.750% 09/01/40	210,000	188,059
MidAmerican Energy Holdings Co. 5.000% 02/15/14	197,000	211,580
6.125% 04/01/36	70,000	74,247

	Par ($)	Value ($)
Nevada Power Co. 5.375% 09/15/40	250,000	239,486
Niagara Mohawk Power Corp. 4.881% 08/15/19 (a)	75,000	78,815
Oncor Electric Delivery Co., LLC 5.950% 09/01/13	150,000	163,641
Southern California Edison Co. 4.500% 09/01/40	100,000	87,365
Southern Co. 4.150% 05/15/14	60,000	63,478
Xcel Energy, Inc. 4.700% 05/15/20	65,000	66,920
Electric Total		2,221,052
Gas – 2.0%
Atmos Energy Corp. 6.350% 06/15/17	100,000	111,434
8.500% 03/15/19	105,000	131,163
Nakilat, Inc. 6.067% 12/31/33 (a)	145,000	144,275
Sempra Energy 6.500% 06/01/16	60,000	68,478
Gas Total		455,350
Utilities Total		2,676,402
Total Corporate Fixed-Income Bonds & Notes (cost of $19,523,379)		20,291,707
Government & Agency Obligations – 5.0%
Foreign Government Obligations – 2.8%
European Investment Bank 3.000% 04/08/14	285,000	297,006
Province of Quebec 5.125% 11/14/16	200,000	222,864
Republic of Italy 5.375% 06/12/17	105,000	111,647
Foreign Government Obligations Total		631,517
U.S. Government Obligations – 2.2%
U.S. Treasury Bonds 4.250% 11/15/40	290,000	277,358
U.S. Treasury Notes 2.125% 02/29/16	75,000	74,766
2.625% 11/15/20	170,000	158,631
U.S. Government Obligations Total		510,755
Total Government & Agency Obligations (cost of $1,115,478)		1,142,272

See Accompanying Notes to Financial Statements.

Corporate Bond Portfolio

March 31, 2011

Municipal Bonds – 3.7%
	Par ($)	Value ($)
California – 1.6%
CA Educational Facilities Authority
University of Southern California, Series 2009 A, 5.250% 10/01/38	70,000	70,647
CA Los Angeles Unified School District
Series 2009, 5.750% 07/01/34	115,000	108,591
CA State
Series 2009, 7.550% 04/01/39	25,000	27,300
Series 2010, 3.950% 11/01/15	170,000	169,827
California Total		376,365
Illinois – 0.1%
IL Chicago
Series 2010 B, 6.742% 11/01/40	25,000	25,556
Illinois Total		25,556
Kentucky – 0.7%
KY Asset Liability Commission
Series 2010, 3.165% 04/01/18	165,000	160,111
Kentucky Total		160,111
Massachusetts – 0.9%
MA State
Series 2010: 5.631% 06/01/30	85,000	88,458
5.731% 06/01/40	115,000	118,150
Massachusetts Total		206,608
New York – 0.4%
NY New York City Municipal Water Finance Authority
Series 2005 D,
5.000% 06/15/39	85,000	81,884
New York Total		81,884
Total Municipal Bonds (cost of $847,396)		850,524

Preferred Stock – 0.6%
	Shares	Value ($)
Financials – 0.6%
Banks – 0.6%
Citigroup Capital XIII 7.875%	4,810	131,794
	Banks Total	131,794
	Energy Total	131,794
	Total Preferred Stock (cost of $130,014)	131,794
	Total Investments – 97.9% (cost of $21,616,267) (e)	22,416,297
	Other Assets & Liabilities, Net – 2.1%	488,524
	Net Assets – 100.0%	22,904,821

Notes to Investment Portfolio:

(a)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2011, these securities, which are not illiquid, amounted to $2,800,336, which represents 12.2% of net assets.

(b)  Parenthetical date represents the effective maturity date for the security.

(c)  The interest rate shown on floating rate or variable rate securities reflects the rate at March 31, 2011.

(d)  The issuer has filed for bankruptcy protection under Chapter 11, and is in default of certain debt covenants. Income is not being accrued. At March 31, 2011, the value of these securities amounted to $74,212, which represents 0.3% of net assets.

(e)  Cost for federal income tax purposes is $21,653,355.

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Interest Income	Value, end of period
Merrill Lynch & Co., Inc. 6.050% 08/15/12	$37,380	$—	$—	$176	$—

  As of May 1, 2010, this company was no longer an affiliate of the Portfolio. The above table reflects activity for the period from April 1, 2010 to April 30, 2010.

  Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

  The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

See Accompanying Notes to Financial Statements.

Corporate Bond Portfolio

March 31, 2011

  Fair value inputs are summarized in the three broad levels listed below:

• Level 1—Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

• Level 2—Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

• Level 3—Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

  Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy. Non-U.S. equity securities actively traded in foreign markets may be reflected in Level 2 despite the availability of closing prices, because the Fund evaluates and determines whether those closing prices reflect fair value at the close of the New York Stock Exchange (NYSE) or require adjustment, as described in Note 2 to the financial statements—Security Valuation.

  Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Portfolio's investments as of March 31, 2011:

Description	Quoted Prices (Level 1)	Other Significant (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Corporate Fixed-Income Bonds & Notes
Basic Materials	$—	$1,005,173	$—	$1,005,173
Communications	—	3,652,667	—	3,652,667
Consumer Cyclical	—	160,991	65,674	226,665
Consumer Non-Cyclical	—	2,469,767	—	2,469,767
Energy	—	1,713,969	—	1,713,969
Financials	—	7,106,134	—	7,106,134
Industrials	—	963,981	—	963,981
Technology	—	476,949	—	476,949
Utilities	—	2,676,402	—	2,676,402
Total Corporate Fixed-Income Bonds & Notes	—	20,226,033	65,674	20,291,707
Government & Agency Obligations
Foreign Government Obligations	—	631,517	—	631,517
U.S. Government Obligations	510,755	—	—	510,755
Total Government & Agency Obligations	510,755	631,517	—	1,142,272
Total Municipal Bonds	—	850,524	—	850,524
Total Preferred Stock	—	131,794	—	131,794
Total Investments	510,755	21,839,868	65,674	22,416,297
Unrealized Depreciation on open Futures Contracts	(3,519)	—	—	(3,519)
Unrealized Appreciation on Credit Default Swap Contracts	—	1,197	—	1,197
Unrealized Depreciation on Credit Default Swap Contracts	—	(1,702)	—	(1,702)
Total	$507,236	$21,839,363	$65,674	$22,412,273

The Portfolio's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets.

The Portfolio's assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstance.

Certain corporate fixed-income bonds & notes classified as Level 3 securities are valued using the market approach and utilize single market quotations from broker dealers

There were no significant transfers of financial assets between Levels 1 and 2 during the period.

The following table reconciles asset balances for the year ended March 31, 2011, in which significant unobservable inputs (Level 3) were used in determining value:

Investment in Securities	Balance as of March 31, 2010	Accrued Discounts/ (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of March 31, 2011
Corporate Fixed-Income Bonds & Notes
Consumer Cyclical	$91,195	$531	$885	$389	$—	$(27,326)	$—	$—	$65,674

The information in the above reconciliation represents fiscal year to date activity for any securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. The change in unrealized appreciation attributable to securities owned at March 31, 2011, which were valued using significant unobservable inputs (Level 3) amounted to $389.

See Accompanying Notes to Financial Statements.

Corporate Bond Portfolio

March 31, 2011

At March 31, 2011, the Portfolio has entered into the following credit default swap contracts:

Credit Risk

Swap Counterparty	Referenced Obligation	Receive Buy/Sell Protection	Fixed Rate	Expiration Date	Notional Amount	Upfront Premium Paid (Received)	Value of Contract
Barclays Capital	D.R. Horton, Inc.	Buy	1.000%	06/20/16	$320,000	$17,669	$(98)
Barclays Capital	The Home Depot, Inc.	Buy	1.000%	06/20/16	350,000	(6,546)	(47)
Barclays Capital	Toll Brothers, Inc.	Buy	1.000%	06/20/16	390,000	16,345	869
JPMorgan	D.R. Horton, Inc.	Buy	1.000%	03/20/15	300,000	13,092	(1,499)
JPMorgan	Macy's, Inc.	Buy	1.000%	06/20/16	190,000	4,060	(58)
Morgan Stanley	Limited Brands, Inc.	Buy	1.000%	06/20/16	190,000	7,317	328
							$(505)

At March 31, 2011 the Portfolio held the following open short futures contracts:

Risk Exposure/Type

Interest Rate Risk	Number of Contracts	Value	Aggregate Face Value	Expiration Date	Unrealized Depreciation
5-Year U.S. Treasury Notes	2	$233,578	$233,540	June-2011	$(38)
10-Year U.S. Treasury Notes	8	952,250	952,037	June-2011	(213)
Ultra Long-Term U.S. Treasury Bonds	3	370,688	367,420	June-2011	(3,268)
					$(3,519)

As of March 31, 2011, cash of $99,000 was pledged as collateral for open futures contracts.

At March 31, 2011, the Portfolio held investments in the following sectors:

Sector (Unaudited)	% of Net Assets
Financials	31.0
Communications	15.9
Utilities	11.7
Consumer Non-Cyclical	10.8
Energy	7.5
Industrials	4.2
Basic Materials	4.4
Technology	2.1
Consumer Cyclical	1.0
88.6
Government & Agency Obligations	5.0
Municipal Bonds	3.7
Preferred Stock	0.6
Other Assets & Liabilities, Net	2.1
100.0

See Accompanying Notes to Financial Statements.

Investment Portfolio – Mortgage- and Asset-Backed Portfolio

March 31, 2011

Mortgage-Backed Securities – 63.0%
	Par ($)	Value ($)
Federal Home Loan Mortgage Corp. 4.000% 12/01/40	1,841,086	1,810,356
4.500% 11/15/24	544,515	574,186
5.500% 06/01/40	1,302,864	1,390,987
6.000% 04/01/40	2,124,365	2,310,540
6.500% 11/01/32	6,220	7,029
5.618% 06/01/37 (04/01/11) (a)(b)	378,750	403,147
TBA, 5.500% 04/01/41 (c)	5,000,000	5,332,810
Federal National Mortgage Association 4.000% 11/01/40	1,913,568	1,886,184
4.000% 12/01/40	685,198	675,178
4.500% 04/01/39	220,899	225,875
4.500% 04/01/40	261,410	267,135
4.500% 05/01/40	2,815,868	2,890,016
4.500% 06/01/40	1,591,353	1,624,716
4.500% 07/01/40	1,389,111	1,418,234
4.500% 09/01/40	1,700,000	1,732,453
5.000% 04/25/18	1,980,608	2,110,432
5.000% 06/01/40	3,943,134	4,132,536
5.000% 07/01/40	1,201,253	1,267,198
5.500% 08/01/37	120,175	129,257
5.500% 06/01/38	2,467,642	2,649,494
5.500% 07/01/39	3,010,286	3,240,400
6.000% 09/01/36	961,478	1,055,070
6.000% 11/01/38	752,622	822,108
6.500% 10/01/37	195,483	219,365
7.000% 02/01/32	6,781	7,826
TBA: 4.000% 04/01/41 (c)	2,500,000	2,458,595
4.500% 04/01/41 (c)	2,700,000	2,747,671
Government National Mortgage Association 4.500% 06/15/39	3,440,038	3,555,244
4.500% 09/15/40	2,143,714	2,215,507
4.500% 03/15/41 (c)	2,500,000	2,583,725
7.000% 03/15/31	1,413	1,636
Total Mortgage-Backed Securities (cost of $51,736,221)		51,744,910
Commercial Mortgage-Backed Securities – 24.8%
Bear Stearns Commercial Mortgage Securities 4.740% 03/13/40	95,848	100,149
5.200% 01/12/41	70,000	74,644
5.201% 12/11/38	474,847	500,752
5.700% 06/13/50	870,000	927,363
5.742% 09/11/42 (04/01/11) (a)(b)	570,000	618,874

	Par ($)	Value ($)
Citigroup/Deutsche Bank Commercial Mortgage Trust 5.322% 12/11/49	1,051,667	1,084,610
Commercial Mortgage Pass Through Certificates 5.311% 07/10/37 (04/01/11) (a)(b)	235,000	252,206
Credit Suisse Mortgage Capital Certificates 5.441% 02/15/39 (04/01/11) (a)(b)	48,729	51,414
5.825% 06/15/38 (04/01/11) (a)(b)	690,000	746,683
GE Capital Commercial Mortgage Corp. 4.819% 01/10/38	425,000	443,914
5.349% 08/11/36	130,000	135,020
GMAC Commercial Mortgage Securities, Inc. 5.472% 05/10/40 (04/01/11) (a)(b)	80,000	85,487
Greenwich Capital Commercial Funding Corp. 4.799% 08/10/42 (04/01/11) (a)(b)	140,000	147,696
5.444% 03/10/39	620,000	656,247
5.890% 07/10/38 (04/01/11) (a)(b)	1,000,000	1,093,996
GS Mortgage Securities Corp. II 4.753% 03/10/44	265,000	266,866
5.162% 12/10/43 (04/01/11) (a)(b)(d)	330,000	342,684
JPMorgan Chase Commercial Mortgage Securities Corp. 4.070% 11/15/43 (d)	145,000	139,397
4.717% 02/15/46 (d)	895,000	898,137
4.985% 01/12/37	85,000	89,304
4.999% 10/15/42 (04/01/11) (a)(b)	700,000	720,936
5.170% 05/15/47	77,203	77,552
5.202% 12/15/44 (04/01/11) (a)(b)	650,000	695,904
5.255% 07/12/37	30,000	31,812
5.440% 06/12/47	425,000	448,156
5.552% 05/12/45	865,000	925,933
5.738% 02/12/49 (04/01/11) (a)(b)	400,000	428,368
5.857% 10/12/35	102,596	103,363
LB-UBS Commercial Mortgage Trust 4.166% 05/15/32	205,000	212,731
4.810% 01/15/36	554,190	570,738
5.020% 08/15/29	170,000	180,810
5.430% 02/15/40	295,000	310,848
5.866% 09/15/45	975,000	1,045,745

See Accompanying Notes to Financial Statements.

Mortgage- and Asset-Backed Portfolio

March 31, 2011

Mortgage-Backed Securities (continued)
	Par ($)	Value ($)
Morgan Stanley Capital I 4.660% 09/13/45	215,000	226,911
4.970% 12/15/41	280,000	297,204
5.033% 09/15/47 (04/01/11) (a)(b)(d)	365,000	378,328
5.332% 12/15/43	844,566	891,131
Morgan Stanley Dean Witter Capital I 4.920% 03/12/35	400,722	420,924
Wachovia Bank Commercial Mortgage Trust 4.748% 02/15/41	265,000	279,025
4.980% 11/15/34	85,000	88,335
5.012% 12/15/35	515,000	546,308
5.037% 03/15/42	244,985	255,169
5.209% 10/15/44 (04/01/11) (a)(b)	895,000	962,198
5.308% 11/15/48	115,000	123,197
5.320% 12/15/44 (04/01/11) (a)(b)	30,000	31,545
5.997% 06/15/45	85,000	90,715
Wells Fargo Commercial Mortgage Trust 4.393% 11/15/43 (d)	825,000	817,175
WF-RBS Commercial Mortgage Trust 4.869% 02/15/44 (04/01/11) (a)(b)(d)	540,000	552,424
Total Commercial Mortgage-Backed Securities (cost of $19,896,079)		20,368,928
Asset-Backed Securities – 8.8%
Ally Auto Receivables Trust 1.380% 07/15/14 (04/15/11) (a)(b)	135,000	135,674
1.450% 05/15/14	100,000	100,779
BMW Vehicle Lease Trust 0.820% 04/15/13	100,000	100,036
Capital Auto Receivables Asset Trust 5.210% 03/17/14	338,191	344,320
5.300% 05/15/14	1,068,189	1,091,451
Chrysler Financial Auto Securitization Trust 0.910% 08/08/13	750,000	748,096
6.250% 05/08/14 (d)	100,000	103,911
Citibank Credit Card Issuance Trust 6.300% 06/20/14	375,000	396,216
6.950% 02/18/14	38,000	39,797
Citicorp Residential Mortgage Securities, Inc. 5.775% 09/25/36 (04/01/11) (a)(b)	200,000	197,143
CitiFinancial Auto Issuance Trust 2.590% 10/15/13 (d)	350,000	354,957
CNH Equipment Trust 1.170% 05/15/15	165,000	164,074

	Par ($)	Value ($)
Daimler Chrysler Auto Trust 5.280% 03/08/13	139,948	142,813
Ford Credit Auto Lease Trust 0.910% 07/15/13 (d)	645,000	644,469
Ford Credit Auto Owner Trust 1.320% 06/15/14	100,000	100,620
5.160% 04/15/13	389,000	402,138
6.070% 05/15/14	250,000	267,422
Franklin Auto Trust 5.360% 05/20/16	86,697	88,172
GE Capital Credit Card Master Note Trust 3.690% 07/15/15	335,000	346,843
Harley-Davidson Motorcycle Trust 1.160% 02/15/15	100,000	99,803
Honda Auto Receivables Owner Trust 0.700% 04/21/14	105,000	104,753
Nissan Auto Lease Trust 1.120% 12/15/13	150,000	150,089
SACO I, Inc. 0.450% 04/25/35 (04/25/11) (a)(b)(d)	13,515	5,613
Terwin Mortgage Trust 1.150% 07/25/34 (04/25/11) (a)(b)	40,537	37,449
USAA Auto Owner Trust 2.530% 07/15/15	300,000	307,813
5.070% 06/15/13	340,141	341,928
Volkswagen Auto Lease Trust 0.770% 01/22/13	350,000	350,141
Volkswagen Auto Loan Enhanced Trust 5.470% 03/20/13	44,144	44,835
Total Asset-Backed Securities (cost of $7,220,510)		7,211,355
Collateralized Mortgage Obligations – 0.6%
Agency – 0.5%
Federal Home Loan Mortgage Corp. 4.000% 12/15/22	376,091	391,553
Agency Total		391,553
Non-Agency – 0.1%
Morgan Stanley Mortgage Loan Trust 0.470% 02/25/47 (04/25/11) (a)(b)	636,597	115,416
Non-Agency Total		115,416
Total Collateralized Mortgage Obligations (cost of $1,024,188)		506,969

See Accompanying Notes to Financial Statements.

Mortgage- and Asset-Backed Portfolio

March 31, 2011

Government Obligation – 0.0%
	Par ($)	Value ($)
U.S. Government Obligation – 0.0%
U.S. Treasury Note 1.875% 06/30/15 (e)	20,000	19,989
U.S. Government Obligation Total		19,989
Total Government Obligation (cost of $20,159)		19,989
Short-Term Obligations – 24.9%
Repurchase Agreement – 16.1%
Repurchase agreement with Fixed Income Clearing Corp., dated 03/31/11, due 04/01/11 at 0.070%, collateralized by a U.S. Government Agency obligation maturing 06/23/15, market value $13,459,625 (repurchase proceeds $13,195,026)	13,195,000	13,195,000
U.S. Government Obligations – 8.8%
U.S. Treasury Bill 0.010% 08/25/11 (e)	270,000	269,847
0.055% 04/14/11	7,000,000	6,999,861
U.S. Government Obligations Total		7,269,708
Total Short-Term Obligations (cost of $20,464,614)		20,464,708
Total Investments – 122.1% (cost of $100,361,771) (f)		100,316,859
Other Assets & Liabilities, Net – (22.1)%		(18,185,019)
Net Assets – 100.0%		82,131,840

Notes to Investment Portfolio:

(a)  The interest rate shown on floating rate or variable rate securities reflects the rate at March 31, 2011.

(b)  Parenthetical date represents the next reset date for the security.

(c)  Security purchased on a delayed delivery basis.

(d)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2011, these securities, which are not illiquid, amounted to $4,237,095, which represents 5.2% of net assets.

(e)  A portion of these securities, with a market value of $49,972, is pledged as collateral for open future contracts.

(f)  Cost for federal income tax purposes is $100,361,771.

  Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

  The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

  Fair value inputs are summarized in the three broad levels listed below:

• Level 1—Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

• Level 2—Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

• Level 3—Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

  Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy. Non-U.S. equity securities actively traded in foreign markets may be reflected in Level 2 despite the availability of closing prices, because the Fund evaluates and determines whether those closing prices reflect fair value at the close of the New York Stock Exchange (NYSE) or require adjustment, as described in Note 2 to the financial statements—Security Valuation.

  Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

See Accompanying Notes to Financial Statements.

Mortgage- and Asset-Backed Portfolio

March 31, 2011

The following table is a summary of the inputs used to value the Portfolio's investments as of March 31, 2011:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Total Mortgage-Backed Securities	$0	$51,744,910	$—	$51,744,910
Total Commercial Mortgage-Backed Securities	—	20,368,928	—	20,368,928
Total Asset-Backed Securities	—	7,211,355	—	7,211,355
Total Collateralized Mortgage Obligations	—	506,969	—	506,969
Total Government Obligations	19,989	—	—	19,989
Short-Term Obligations
Repurchase Agreement	—	13,195,000	—	13,195,000
U.S. Government Obligations	7,269,708	—	—	7,269,708
Total Short-Term Obligations	7,269,708	13,195,000	—	20,464,708
Total Investments	7,289,697	93,027,162	—	100,316,859
Unrealized Depreciation on open Futures Contracts	(828)	—	—	(828)
Total	$7,288,869	$93,027,162	$—	$100,316,031

The Portfolio's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets.

Certain short-term obligations may be valued using amortized cost, an income approach which converts future cash flows to a present value based upon the discount or premium at purchase.

There were no significant transfers of financial assets between Levels 1 and 2 during the period.

At March 31, 2011, the Portfolio held the following open short futures contracts:

Interest Rate Risk	Number of Contracts	Value	Aggregate Face Value	Expiration Date	Unrealized Depreciation
10-Year U.S. Treasury Notes	24	$2,856,750	$2,855,922	June-2011	$(828)

At March 31, 2011, the asset allocation of the Portfolio is as follow:

Asset Allocation (unaudited)	% of Net Assets
Mortgage-Backed Securities	63.0
Commercial Mortgage-Backed Securities	24.8
Asset-Backed Securities	8.8
Collateralized Mortgage Obligations	0.6
Government Obligation	0.0	*
	97.2
Short-Term Obligations	24.9
Other Assets & Liabilities, Net	(22.1)
	100.0

*  Rounds to less than 0.01%.

Acronym	Name
TBA	To Be Announced

See Accompanying Notes to Financial Statements.

Statements of Assets and Liabilities – Fixed Income Sector Portfolios
March 31, 2011

	($)	($)
	Corporate Bond Portfolio	Mortgage- and Asset- Backed Portfolio
Assets
Investments, at identified cost	21,616,267	87,166,771
Repurchase agreements, at cost	—	13,195,000
Total investments, at cost	21,616,267	100,361,771
Investments, at value	22,416,297	87,121,859
Repurchase agreement, at value	—	13,195,000
Total investments, at value	22,416,297	100,316,859
Cash	59,596	920
Cash collateral for open futures contracts	99,000	—
Open credit default swap contracts	1,197	—
Credit default swap contracts premiums paid	55,618	—
Receivable for:
Investments sold	2,938,122	—
Investments sold on a delayed delivery basis	—	1,372,102
Portfolio shares sold	—	1,597
Interest	282,207	268,169
Futures variation margin	—	2,250
Foreign tax reclaims	49	—
Other assets	9,988	—
Total Assets	25,862,074	101,961,897
Liabilities
Open credit default swap contracts	1,702	—
Credit default swap contracts premiums received	6,535	—
Payable for:
Investments purchased	2,948,735	5,337,018
Investments purchased on a delayed delivery basis	—	14,492,711
Portfolio shares repurchased	—	328
Futures variation margin	281	—
Total Liabilities	2,957,253	19,830,057
Net Assets	22,904,821	82,131,840
Net Assets Consist of
Paid-in capital	25,019,061	94,338,254
Undistributed net investment income	73,292	75,765
Accumulated net realized loss	(2,976,691)	(12,236,439)
Net unrealized appreciation (depreciation) on:
Investments	800,030	(44,912)
Credit default swap contracts	(7,352)	—
Futures contracts	(3,519)	(828)
Net Assets	22,904,821	82,131,840
Shares outstanding	2,174,982	8,738,000
Net asset value price per share	10.53	9.40

See Accompanying Notes to Financial Statements.

Statements of Operations – Fixed Income Sector Portfolios
For the Year Ended March 31, 2011

	($)	($)
	Corporate Bond Portfolio	Mortgage- and Asset- Backed Portfolio
Investment Income
Interest	1,148,387	1,444,145
Interest from affiliates	176	—
Dividends	2,849	—
Foreign taxes withheld	(54)	—
Total Investment Income	1,151,358	1,444,145
Expenses
Expenses before interest expense	—	—
Interest expense	2,308	—
Total Expenses	2,308	—
Net Investment Income	1,149,050	1,444,145
Net Realized and Unrealized Gain (Loss) on Investments, Futures Contracts and Credit Default Swap Contracts
Net realized gain (loss) on:
Investments	917,432	957,184
Futures contracts	(36,754)	(23,625)
Credit default swap contracts	(85,932)	—
Net realized gain	794,746	933,559
Net change in unrealized appreciation (depreciation) on:
Investments	(252,264)	(306,919)
Futures contracts	(3,519)	(828)
Credit default swap contracts	24,611	—
Net change in unrealized appreciation (depreciation)	(231,172)	(307,747)
Net Gain	563,574	625,812
Net Increase Resulting from Operations	1,712,624	2,069,957

See Accompanying Notes to Financial Statements.

Statements of Changes in Net Assets – Fixed Income Sector Portfolios

Increase (Decrease) in Net Assets	Corporate Bond Portfolio		Mortgage- and Asset-Backed Portfolio
	Year Ended March 31,		Year Ended March 31,
	2011 ($)	2010 ($)	2011 ($)	2010 ($)
Operations
Net investment income	1,149,050	1,345,672	1,444,145	1,747,063
Net realized gain on investments, futures contracts and credit default swap contracts	794,746	400,541	933,559	954,764
Net change in unrealized appreciation (depreciation) on investments, futures contracts and credit default swap contracts	(231,172)	3,275,751	(307,747)	823,140
Net increase resulting from operations	1,712,624	5,021,964	2,069,957	3,524,967
Distributions to Shareholders
From net investment income	(1,167,963)	(1,309,428)	(1,417,691)	(1,762,349)
Net Capital Stock Transactions	(1,471,501)	564,513	40,823,318	(9,234,695)
Total increase (decrease) in net assets	(926,840)	4,277,049	41,475,584	(7,472,077)
Net Assets
Beginning of period	23,831,661	19,554,612	40,656,256	48,128,333
End of period	22,904,821	23,831,661	82,131,840	40,656,256
Undistributed net investment income at end of period	73,292	91,529	75,765	49,311

See Accompanying Notes to Financial Statements.

Statements of Changes in Net Assets (continued) – Capital Stock Activity

	Corporate Bond Portfolio				Mortgage- and Asset-Backed Portfolio
	Year Ended March 31, 2011		Year Ended March 31, 2010		Year Ended March 31, 2011		Year Ended March 31, 2010
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Subscriptions	300,583	3,142,631	465,475	4,487,267	5,402,346	50,734,583	536,314	4,902,872
Distributions reinvested	296	3,074	1,274	12,338	33,563	315,612	16,385	148,495
Redemptions	(439,728)	(4,617,206)	(415,326)	(3,935,092)	(1,090,178)	(10,226,877)	(1,583,094)	(14,286,062)
Net increase (decrease)	(138,849)	(1,471,501)	51,423	564,513	4,345,731	40,823,318	(1,030,395)	(9,234,695)

See Accompanying Notes to Financial Statements.

Financial Highlights – Corporate Bond Portfolio

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
	2011	2010	2009	2008		2007
Net Asset Value, Beginning of Period	$10.30	$8.64	$9.66	$10.06		$9.93
Income from Investment Operations:
Net investment income (a)	0.56	0.60	0.56	0.58		0.55
Net realized and unrealized gain (loss) on investments, futures contracts and credit default swap contracts	0.24	1.65	(1.01)	(0.40)		0.13
Total from investment operations	0.80	2.25	(0.45)	0.18		0.68
Less Distributions to Shareholders:
From net investment income	(0.57)	(0.59)	(0.57)	(0.58)		(0.55)
Net Asset Value, End of Period	$10.53	$10.30	$8.64	$9.66		$10.06
Total return (b)	7.87%	26.58%	(4.65)%	1.81	%(c)	7.01%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (d)	—	—	—	—		—
Interest expense	0.02%	—	—	—		—
Net expenses (d)	0.02%	—	—	—		—
Net investment income (d)	5.28%	6.14%	6.10%	5.84%		5.55%
Portfolio turnover rate	132%	146%	137%	189%		114%
Net assets, end of period (000s)	$22,905	$23,832	$19,555	$73,803		$78,588

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested.

(c)  Total return includes a voluntary reimbursement by the Investment Manager for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(d)  The net investment income and expense ratios exclude expenses charged directly to shareholders.

See Accompanying Notes to Financial Statements.

Financial Highlights – Mortgage- and Asset-Backed Portfolio

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$9.26	$8.88	$9.32	$10.01	$9.85
Income from Investment Operations:
Net investment income (a)	0.30	0.38	0.44	0.54	0.54
Net realized and unrealized gain (loss) on investments and futures contracts	0.14	0.39	(0.44)	(0.67)	0.14
Total from investment operations	0.44	0.77	—	(0.13)	0.68
Less Distributions to Shareholders:
From net investment income	(0.30)	(0.39)	(0.44)	(0.53)	(0.52)
From net realized gains	—	—	—	(0.03)	—
Total distributions to shareholders	(0.30)	(0.39)	(0.44)	(0.56)	(0.52)
Net Asset Value, End of Period	$9.40	$9.26	$8.88	$9.32	$10.01
Total return (b)	4.82%	8.79%	0.10%	(1.34)%	7.12%
Ratios to Average Net Assets/Supplemental Data:
Net expenses (c)	—	—	—	—	—
Net investment income (c)	3.19%	4.20%	4.92%	5.50%	5.41%
Portfolio turnover rate	194%	146%	142%	369%	543%
Net assets, end of period (000s)	$82,132	$40,656	$48,128	$138,196	$135,358

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested.

(c)  The net investment income and expense ratios exclude expenses charged directly to shareholders.

See Accompanying Notes to Financial Statements.

Notes to Financial Statements – Fixed Income Sector Portfolios
March 31, 2011

Note 1. Organization

Columbia Funds Series Trust (the Trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. Information presented in these financial statements pertains to Corporate Bond Portfolio and Mortgage- and Asset-Backed Portfolio (each, a Portfolio and collectively, the Portfolios), each a series of the Trust.

After the close of business on April 30, 2010, Ameriprise Financial, Inc. (Ameriprise Financial) acquired a portion of the asset management business of Columbia Management Group, LLC (the Transaction), including the business of managing the Portfolios. In connection with the closing of the Transaction (the Closing), RiverSource Investments, LLC, a wholly owned subsidiary of Ameriprise Financial, became the investment manager of the Portfolios and changed its name to Columbia Management Investment Advisers, LLC (the Investment Manager).

Investment Objectives

Corporate Bond Portfolio and Mortgage- and Asset-Backed Portfolio each seek total return, consisting of current income and capital appreciation.

Portfolio Shares

The Portfolios are authorized to issue an unlimited number of shares without par value and are available only to certain eligible investors through certain wrap fee programs, certain other managed accounts and certain registered investment companies, including those sponsored or managed by Ameriprise Financial and certain of its affiliates.

Note 2. Summary of Significant Accounting Policies

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Portfolios in the preparation of their financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Trust's Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Certain debt securities, which tend to be more thinly traded and of lesser quality, are priced based on fundamental analysis of the financial condition of the issuer and the estimated value of any collateral. Valuations developed through pricing techniques may vary from the actual amounts realized upon sale of the securities, and the potential variation may be greater for those securities valued using fundamental analysis.

Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Credit default swap contracts are marked to market daily based upon spread quotations from market makers.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

Derivative Instruments

The Portfolios may use derivative instruments including futures contracts and credit default swap contracts in order to meet its investment objectives. The Portfolios employ strategies in differing combinations to permit it to increase, decrease or change the level of exposure to market risk factors. The achievement of any strategy relating to derivatives depends on an analysis of various risk factors, and if the strategies for the use of derivatives do not work as intended, the Portfolios may not achieve their investment objectives.

Fixed Income Sector Portfolios, March 31, 2011 (continued)

In pursuit of their investment objectives, the Portfolios are exposed to the following market risks among others:

Interest Rate Risk: Interest rate risk relates to the fluctuation in value of fixed income securities because of the inverse relationship of price and yield. Fixed income securities generally will decline in value upon an increase in general interest rates and their value generally will increase upon a decline in general interest rates. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations.

Credit Risk: Credit risk relates to the ability of the issuer or guarantor of a fixed income security, or counterparty to a derivative contract to make timely principal and /or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings. Generally, lower-yield higher-quality bonds are subject to credit risk to a lesser extent than lower-grade higher-yield bonds.

The following notes provide more detailed information about each derivative type held by the Portfolios:

Futures Contracts—The Portfolios entered into interest rate futures contracts to manage the duration and yield curve exposure of the Portfolios versus the benchmark.

The use of futures contracts involves certain risks, which include, among these: (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out positions due to differing trading hours, or the temporary absence of a liquid market, for either the instruments or the underlying securities, and (3) an inaccurate prediction of the future direction of interest rates by the Portfolios' Investment Manager.

Upon entering into a futures contract, a Portfolio identifies within its portfolio of investments cash or securities in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Portfolio equal to the daily change in the contract value and are recorded as variation margin receivable or payable and offset in unrealized gains or losses. A Portfolio recognizes a realized gain or loss when the contract is closed or expires.

Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

During the year ended March 31, 2011, the Corporate Bond Portfolio entered into 165 futures contracts.

During the year ended March 31, 2011, the Mortgage-and-Asset Backed Portfolio entered into 72 futures contracts.

Credit Default Swaps—Corporate Bond Portfolio entered into credit default swap transactions as a protection buyer to reduce overall credit exposure.

Credit default swaps are agreements in which one party pays fixed periodic payments to a counterparty in consideration for a guarantee from the counterparty to make a specific payment should a negative credit event take place. The Portfolio may receive or make an upfront payment as the protection buyer or seller. Credit default swaps are marked to market daily based on quotations from market makers and any change is recorded as unrealized appreciation/depreciation on the Statement of Assets and Liabilities. Periodic payments received or made are recorded as a realized gain or loss and premiums received or made are amortized on the Statement of Operations.

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

Credit default swap agreements involve greater risks than if the Portfolio had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk.

During the year ended March 31, 2011, the Corporate Bond Portfolio purchased credit default swaps with a notional amount of $6,905,000.

Fixed Income Sector Portfolios, March 31, 2011 (continued)

Effects of Derivative Transactions in the Financial Statements

The following table is a summary of the value of the Portfolios' derivative instruments as of March 31, 2011:

	Fair Value of Derivative Instruments
	Assets			Liabilities
	Statement of Assets and Liabilities	Fair Value		Statement of Assets and Liabilities	Fair Value
Corporate Bond Portfolio	—	$—		Futures Variation Margin	$(281	)*
	Open Credit Default Swap Contracts/Premiums paid	56,815		Open Credit Default Swap Contracts/Premiums received	(8,237)
Mortgage and Asset-Backed Portfolio	Futures Variation Margin	2,250	*	—	—

*  Includes only current day's variation margin.

The effect of derivative instruments on the Portfolios' Statements of Operations for the year ended March 31, 2011:

	Amount of Realized Gain or (Loss) and Change in Unrealized Appreciation or (Depreciation) on Derivatives
Corporate Bond Portfolio	Risk Exposure	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)
Futures Contracts	Interest Rate Risk	$(36,754)	$(3,519)
Credit Default Swap Contracts	Credit Risk	(85,932)	24,611
Mortgage and Asset-Backed Portfolio
Futures Contracts	Interest Rate Risk	(23,625)	(828)

Repurchase Agreements

Each Portfolio may engage in repurchase agreement transactions with institutions that the Investment Manager has determined are creditworthy. Each Portfolio, through the custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. The Investment Manager is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on each Portfolio's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Portfolios seek to assert their rights.

Restricted Securities

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale at the issuer's expense either upon demand by the Portfolios or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Board of Trustees. The Portfolios will not incur any registration costs upon such resale.

Fixed Income Sector Portfolios, March 31, 2011 (continued)

Delayed Delivery Securities

Each Portfolio may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase the risk if the other party to the transaction fails to deliver and causes the Portfolios to subsequently invest at less advantageous prices. Each Portfolio identifies within its portfolio of investments cash or liquid securities in an amount equal to the delayed delivery commitment.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on the accrual basis. Market premium and discount are amortized and accreted, respectively, on all debt securities, unless otherwise noted. Original issue discount is accreted to interest income over the life of the security with a corresponding increase in the cost basis, if any.

Dividend income is recorded on the ex-date.

Federal Income Tax Status

Each Portfolio intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income for its tax year, and as such will not be subject to federal income taxes. In addition, each Portfolio intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that each Portfolio should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income are declared and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Portfolios. In addition, certain of the Portfolios' contracts with its service providers contain general indemnification clauses. The Portfolios' maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Portfolios cannot be determined and the Portfolios have no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fee

Under an Investment Management Services Agreement (IMSA), the Investment Manager determines which securities will be purchased, held or sold. Under the IMSA, the Investment Manager does not receive any fees for its investment management services. In addition, the Investment Manager has agreed to bear all fees and expenses of the Portfolios, except brokerage fees and commissions, taxes, interest expense and extraordinary expenses, but inclusive of custodian charges relating to overdrafts, if any.

The Portfolios do not incur any fees or expenses except brokerage fees and commissions, taxes, interest expense and extraordinary expenses. Participants in the wrap fee programs eligible to invest in the Portfolios are required to pay fees to the program sponsor pursuant to separate agreements and should review the wrap program disclosure document for fees and expenses charged.

Prior to the Closing, Columbia Management Advisors, LLC (Columbia), an indirect, wholly owned subsidiary of Bank of America Corporation (BOA), provided investment management services to the Portfolios under the same fee structure.

Administration Fee

Effective upon the Closing, the Investment Manager provides administration and accounting services to the Portfolios under an Administrative Services Agreement. The Investment Manager does not receive any compensation for its administration services from the Portfolios.

Prior to the Closing, Columbia provided administrative services to the Portfolios. Columbia did not receive any compensation from the Portfolios for its services.

Transfer Agent Fee

In connection with the Closing, RiverSource Service Corporation, a wholly owned subsidiary of Ameriprise Financial, provides transfer agency services to the Portfolios under a Transfer Agency

Fixed Income Sector Portfolios, March 31, 2011 (continued)

Agreement and changed its name to Columbia Management Investment Services Corp. (the Transfer Agent). The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Portfolios. The Transfer Agent does not receive any compensation directly from the Portfolios for its services.

Prior to the Closing, Columbia Management Services, Inc., an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provided transfer agency services to the Portfolios and contracted with BFDS to serve as sub-transfer agent, under the same fee structure.

Distribution and Service Fees

In connection with the Closing, RiverSource Fund Distributors, Inc., an indirect wholly owned subsidiary of Ameriprise Financial, provides distribution and shareholder services to the Portfolios and changed its name to Columbia Management Investment Distributors, Inc. (the Distributor). The Distributor does not receive a fee for its services.

Prior to the Closing, Columbia Management Distributors, Inc., an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, was the principal underwriter of the Portfolios' shares and did not receive any fees for its services. There were no changes to the underwriting discount structure of the Portfolios as a result of the Transaction.

Note 4. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, for the year ended March 31, 2011, were as follows:

	U.S Government Securities		Other Investment Securities
	Purchases	Sales	Purchases	Sales
Corporate Bond Portfolio	$11,201,298	$11,356,230	$17,514,426	$18,576,773
Mortgage-and-Asset Backed Portfolio	108,389,709	83,174,904	22,766,263	7,491,037

Note 5. Shareholder Concentration

As of March 31, 2011, certain shareholder accounts owned of record more than 10% of the outstanding shares of one or more of the Portfolios. Purchase and redemption activity of these accounts may have a significant effect on the operations of the Portfolios. The number of accounts and aggregate percentages of shares outstanding held therein are as follows:

	Number of Accounts	% of Shares Outstanding Held
Corporate Bond Portfolio	1	100.0
Mortgage-and-Asset Backed Portfolio	3	76.8

Note 6. Line of Credit

Prior to March 28, 2011, the Portfolios and other affiliated funds participate in a $280,000,000 committed, unsecured revolving line of credit provided by State Street. Effective March 28, 2011, the commitment was reduced to $225,000,000. The maximum amount that may be borrowed by any fund is limited to the lesser of $200,000,000 and the Portfolios' borrowing limit set forth in the Portfolios' registration statement. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Effective October 14, 2010, interest is charged to each participating portfolio based on each portfolio's borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 1.25% or the overnight LIBOR Rate plus 1.25%. In addition, a commitment fee of 0.125% per annum is accrued and apportioned among the participating portfolios pro rata based on their relative net assets.

Fixed Income Sector Portfolios, March 31, 2011 (continued)

Prior to October 14, 2010, interest was charged to each participating portfolio at the same rates. In addition, a commitment fee of 0.15% per annum was accrued and apportioned among the participating portfolios pro rata based on their relative net assets.

For the year ended March 31, 2011, the average daily loan balance outstanding on days where borrowing existed, and the weighted average interest rate of each Portfolio that borrowed were as follows:

Portfolio	Average Daily Loan Balance Outstanding on Days Where Borrowing Existed	Weighted Average Interest Rate
Corporate Bond Portfolio	$1,263,636	1.495%

Note 7. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to each Portfolio's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended March 31, 2011, permanent book and tax basis differences resulting primarily from differing treatments for defaulted security basis adjustments were identified and reclassified among the components of the Corporate Bond Portfolio's net assets as follows:

	Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-In Capital
Corporate Bond Portfolio	$676	$(675)	$(1)

Net investment income and net realized gains (losses), as disclosed on the Statements of Operations, and net assets were not affected by these reclassifications.

The tax character of distributions paid during the years ended March 31, 2011 and March 31, 2010 was as follows:

March 31, 2011: Ordinary Income*
Corporate Bond Portfolio	$1,167,963
Mortgage-and-Asset Backed Portfolio	1,417,691
March 31, 2010: Ordinary Income*
Corporate Bond Portfolio	$1,309,428
Mortgage-and-Asset Backed Portfolio	1,762,349

*  For tax purposes short-term capital gain distributions, if any, are considered ordinary income distributions.

As of March 31, 2011, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Appreciation (Depreciation)*
Corporate Bond Portfolio	$83,650	$—	$762,942
Mortgage-and-Asset Backed Portfolio	75,765	—	(44,912)

*  The differences between book-basis and tax-basis net unrealized appreciation/depreciation are primarily due to deferral of losses from wash sales.

Fixed Income Sector Portfolios, March 31, 2011 (continued)

Unrealized appreciation and depreciation at March 31, 2011, based on cost of investments for federal income tax purposes, were:

	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Corporate Bond Portfolio	$1,144,842	$(381,900)	$762,942
Mortgage-and-Asset Backed Portfolio	804,119	(849,031)	(44,912)

The following capital loss carryforwards may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

	Year of Expiration
	2015	2016	2017	2018	Total
Corporate Bond Portfolio	$18,360	$576,674	$2,121,554	$224,029	$2,940,617
Mortgage and Asset-Backed Portfolio	—	—	12,237,267	—	12,237,267

Capital loss carryforwards of $767,628 and $932,731 for Corporate Bond Portfolio and Mortgage-and-Asset Backed Portfolio, respectively, were utilized during the year ended March 31, 2011.

Management of the Portfolios has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Portfolios' federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 8. Significant Risks and Contingencies

Foreign Securities Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks.

Asset-Backed Securities Risk

The value of asset-backed securities may be affected by, among other factors, changes in interest rates, the market's assessment of the quality of underlying assets, the creditworthiness of the servicer for the underlying assets, factors concerning the interests in and structure of the issuer or the originator of the underlying assets, or the creditworthiness or rating of the entities that provide any supporting letters of credit, surety bonds, derivative instruments, or other credit enhancement. The value of asset-backed securities also will be affected by the exhaustion, termination or expiration of any credit enhancement. Most asset-backed securities are subject to prepayment risk, which is the possibility that the underlying debt may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Portfolios to have to reinvest the money received in securities that have lower yields. In addition, the impact of prepayments on the value of asset-backed securities may be difficult to predict and may result in greater volatility.

Mortgage-Backed Securities Risk

The value of mortgage-backed securities may be affected by, among other things, changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the mortgages, the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements or the quality of underlying assets or the market's assessment thereof. Mortgage-backed securities are subject to prepayment risk, which is the possibility that the underlying mortgage may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Portfolios to have to reinvest the money received in securities that have lower yields. In addition, the impact of prepayments on the value of

36

Fixed Income Sector Portfolios, March 31, 2011 (continued)

mortgage-backed securities may be difficult to predict and may result in greater volatility.

Note 9. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted below, there were no items requiring adjustment of the financial statements or additional disclosure.

Effective May 16, 2011, the line of credit commitment will be reduced to $150,000,000, and the maximum amount that may be borrowed by any portfolio will be limited to the lesser of $120,000,000 and the Portfolio's borrowing limit set forth in the Portfolio's registration statement.

Note 10. Information Regarding Pending and Settled Legal Proceedings

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit's decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On December 9, 2010, the District Court reinstated its July 9, 2007 summary judgment order in favor of the defendants. On January 10, 2011, plaintiffs filed a notice of appeal with the Eighth Circuit.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions,

37

Fixed Income Sector Portfolios, March 31, 2011 (continued)

reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

38

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust and the Shareholders of Corporate Bond Portfolio and Mortgage- and Asset-Backed Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Corporate Bond Portfolio and Mortgage- and Asset-Backed Portfolio (each a series of Columbia Funds Series Trust, hereafter referred to as the "Portfolios") at March 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
May 20, 2011

39

Fund Governance

The Trustees serve terms of indefinite duration. The names, addresses and birth years of the Trustees and Officers of the Funds in the Columbia Funds Series Trust, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Series Trust.

Independent Trustees

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in the Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Edward J. Boudreau, Jr. (Born 1944)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2005)	Managing Director—E.J. Boudreau & Associates (consulting), from 2000 through current; oversees 41; Trustee—BofA Funds Series Trust.

William P. Carmichael (Born 1943)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1999)	Retired; oversees 41; Director—Cobra Electronics Corporation (electronic equipment manufacturer); Director—McMoRan Exploration Company (oil and gas exploration and development); Director—The Finish Line (athletic shoes and apparel); Trustee—BofA Funds Series Trust.

William A. Hawkins (Born 1942)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2005)	Managing Director—Overton Partners (financial consulting), August 2010 to present; President and Chief Executive Officer—California General Bank, N.A., from January 2008 through August 2010; oversees 41; Trustee—BofA Funds Series Trust.

R. Glenn Hilliard (Born 1943)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2005)	Chairman and Chief Executive Officer—Hilliard Group LLC (investing and consulting), from April 2003 through current; oversees 41; Trustee—BofA Funds Series Trust.

John J. Nagorniak (Born 1944)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2008)	Retired; President and Director—Foxstone Financial, Inc. (consulting), 2000 through December 2007; Director—Mellon Financial Corporation affiliates (investing), 2000 through 2007; Chairman—Franklin Portfolio Associates (investing—Mellon affiliate), 1982 through 2007; oversees 41; Director—MIT Investment Company; Trustee—MIT 401k Plan; Trustee—Research Foundation of CFA Institute; Trustee—BofA Funds Series Trust.

40

Fund Governance (continued)

Independent Trustees (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in the Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Minor M. Shaw (Born 1947)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2003)	President—Micco Corporation and Mickel Investment Group; oversees 41; Board Member—Piedmont Natural Gas; Trustee—BofA Funds Series Trust.

Interested Trustee

Anthony M. Santomero[1] (Born 1946)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2008)	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, from 2002 through current; Senior Advisor—McKinsey & Company (consulting), July 2006 through January 2008; President and Chief Executive Officer—Federal Reserve Bank of Philadelphia, July 2000 through April 2006; oversees 41; Director—Renaissance Reinsurance Ltd; Trustee—Penn Mutual Life Insurance Company; Director—Citigroup, Inc.; Director—Citibank, N.A.; Trustee—BofA Funds Series Trust.

1  Dr. Santomero is currently deemed by the Columbia Funds to be an "interested person" (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup, Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Columbia Funds or other funds or accounts advised/managed by the Columbia Management Investment Advisers, LLC.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 800-345-6611.

Officers

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
J. Kevin Connaughton (Born 1964)

225 Franklin Street Boston, MA 02110 President and Principal Executive Officer (since 2009)	Senior Vice President and General Manager—Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds, since 2009, and RiverSource Funds, since May 2010 (previously Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009, Treasurer, Columbia Funds, from October 2003 to May 2008, and senior officer of various other affiliated funds since 2000); Managing Director, Columbia Management Advisors, LLC from December 2004 to April 2010.

Michael G. Clarke (Born 1969)

225 Franklin Street Boston, MA 02110 Treasurer (since 2011) and Chief Financial Officer (since 2009)	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

41

Fund Governance (continued)

Officers (continued)

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
Scott R. Plummer (Born 1959)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President and Chief Legal Officer (since 2010)	Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel—Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel—Asset Management, from 2005 to April 2010, and Vice President—Asset Management Compliance from 2004 to 2005); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; Vice President, General Counsel and Secretary, RiverSource Funds, since December 2006; Senior Vice President, Secretary and Chief Legal Officer, Columbia Funds, since May 2010.

Linda J. Wondrack (Born 1964)

225 Franklin Street Boston, MA 02110 Senior Vice President and Chief Compliance Officer (since 2007)	Vice President and Chief Compliance Officer, Columbia Management Investment Advisers, LLC since May 2010; Chief Compliance Officer, Columbia Funds, since 2007, and RiverSource Funds, since May 2010; Director (Columbia Management Group, LLC and Investment Product Group Compliance), Bank of America, from June 2005 to April 2010.

William F. Truscott (Born 1960)

53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2010)	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010 (previously President, Chairman of the Board and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President—U.S. Asset Management and Chief Investment Officer from 2005 to April 2010, and Senior Vice President—Chief Investment Officer, from 2001 to 2005); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director, Columbia Management Investment Distributors, Inc. since May 2010 (previously Chairman of the Board and Chief Executive Officer from 2008 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006.

Colin Moore (Born 1958)

225 Franklin Street Boston, MA 02110 Senior Vice President (since 2010)	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer of Columbia Management Advisors, LLC from 2007 to April 2010; Head of Equities, Columbia Management Advisors, LLC from 2002 to 2007.

Michael A. Jones (Born 1959)

225 Franklin Street Boston, MA 02110 Senior Vice President (since 2010)	President and Director, Columbia Management Investment Advisers, LLC since May 2010; President and Director, Columbia Management Investment Distributors, Inc. since May 2010; Manager, Chairman, Chief Executive Officer and President, Columbia Management Advisors, LLC from 2007 to April 2010; Chief Executive Officer, President and Director, Columbia Management Distributors, Inc. from November 2006 to April 2010; previously, co-president and senior managing director at Robeco Investment Management.

42

Fund Governance (continued)

Officers (continued)

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
Christopher O. Petersen (Born 1970)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Secretary (since 2011)	Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel from April 2004 to January 2010); Assistant Secretary of RiverSource Funds since January 2007.

Amy Johnson (Born 1965)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President (since 2010)	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, from 2009 until April 2010, Vice President—Asset Management and Trust Company Services, from 2006 to 2009, and Vice President—Operations and Compliance from 2004 to 2006).

Joseph F. DiMaria (Born 1968)

225 Franklin Street Boston, MA 02110 Vice President (since 2011) and Chief Accounting Officer (since 2008)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC from January 2006 to April 2010; Head of Tax/Compliance and Assistant Treasurer, Columbia Management Advisors, LLC, from November 2004 to December 2005.

Paul B. Goucher (Born 1968)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Treasurer (since 2010)	Vice President and Chief Counsel of Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel from November 2008 to January 2010); Director, Managing Director and General Counsel of J. & W. Seligman & Co. Incorporated (Seligman) from July 2008 to November 2008 and Managing Director and Associate General Counsel of Seligman from January 2005 to July 2008.

Michael E. DeFao (Born 1968)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Treasurer (since 2011)	Vice President and Chief Counsel, Ameriprise Financial since May 2010; Associate General Counsel Bank of America from June 2005 to April 2010.

Stephen T. Welsh (Born 1957)

225 Franklin Street Boston, MA 02110 Vice President (since 2006)	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc. from July 2004 to April 2010; Managing Director, Columbia Management Distributors, Inc. from August 2007 to April 2010.

43

Shareholder Meeting Results

At a Joint Special Meeting of Shareholders held on February 15, 2011, shareholders of the series of Columbia Funds Series Trust, including the Portfolios, elected each of the nominees for trustees to the Board of Trustees of Columbia Funds Series Trust, each to hold office for an indefinite term, as follows:

Trustee	Votes For	Votes Withheld	Abstentions
Kathleen Blatz	2,145,636,122	248,012,438	0
Edward J. Boudreau, Jr.	2,145,430,114	248,218,446	0
Pamela G. Carlton	2,145,515,949	248,132,612	0
William P. Carmichael	2,145,038,695	248,609,866	0
Patricia M. Flynn	2,145,843,563	247,804,997	0
William A. Hawkins	2,145,359,401	248,289,160	0
R. Glenn Hilliard	2,145,079,400	248,569,161	0
Stephen R. Lewis, Jr.	2,145,092,209	248,556,351	0
John F. Maher	2,145,621,338	248,027,223	0
John J. Nagorniak	2,145,337,494	248,311,067	0
Catherine James Paglia	2,145,615,254	248,033,306	0
Leroy C. Richie	2,145,042,120	248,606,441	0
Anthony M. Santomero	2,145,088,174	248,560,386	0
Minor M. Shaw	2,145,430,762	248,217,798	0
Alison Taunton-Rigby	2,145,393,384	248,255,177	0
William F. Truscott	2,144,907,223	248,741,338	0

44

Important Information About This Report

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of Fixed Income Sector Portfolios.

A description of the policies and procedures that the fund uses to determine how to vote proxies and a copy of the fund's voting records are available (i) at www.columbiamanagement.com, (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
1-800-345-6611

Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Investment Manager

Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110

45

PRSRT STD
U.S. Postage
PAID
Holliston, MA
Permit NO. 20

Fixed Income Sector Portfolios
P. O. Box 8081
Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit columbiamanagement.com. Read the prospectus carefully before investing. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2011 Columbia Management Investment Advisers, LLC. All rights reserved.

C-1121 A (05/11)

Columbia LifeGoal® Portfolios

Annual Report for the Period Ended March 31, 2011

>  Columbia LifeGoal® Growth Portfolio

>  Columbia LifeGoal® Balanced Growth Portfolio

>  Columbia LifeGoal® Income and Growth Portfolio

>  Columbia LifeGoal® Income Portfolio

Not FDIC insured • No bank guarantee • May lose value

Economic Update	1

Columbia LifeGoal® Growth Portfolio	3

Columbia LifeGoal® Balanced Growth Portfolio	8

Columbia LifeGoal® Income and Growth Portfolio	13

Columbia LifeGoal® Income Portfolio	18

Investment Portfolios	23

Financial Statements	31

Notes to Financial Statements	63

Report of Independent Registered Public Accounting Firm	76

Federal Income Tax Information	77

Fund Governance	78

Shareholder Meeting Results	82

Important Information About This Report	85

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

President's Message

Dear Shareholder:

The Columbia Management story began over 100 years ago, and today, we are one of the nation's largest dedicated asset managers. The recent acquisition by Ameriprise Financial, Inc. brings together the talents, resources and capabilities of Columbia Management with those of RiverSource Investments, Threadneedle (acquired by Ameriprise in 2003) and Seligman Investments (acquired by Ameriprise in 2008) to build a best-in-class asset management business that we believe is truly greater than its parts.

RiverSource Investments traces its roots to 1894 when its then newly-founded predecessor, Investors Syndicate, offered a face-amount savings certificate that gave small investors the opportunity to build a safe and secure fund for retirement, education or other special needs. A mutual fund pioneer, Investors Syndicate launched Investors Mutual Fund in 1940. In the decades that followed, its mutual fund products and services lineup grew to include a full spectrum of styles and specialties. More than 110 years later, RiverSource continues to be a trusted financial products leader.

Threadneedle, a leader in global asset management and one of Europe's largest asset managers, offers sophisticated international experience from a dedicated U.K. management team. Headquartered in London, it is named for Threadneedle Street in the heart of the city's financial district, where British investors pioneered international and global investing. Threadneedle was acquired in 2003 and today operates as an affiliate of Columbia Management.

Seligman Investments' beginnings date back to the establishment of the investment firm J. & W. Seligman & Co. in 1864. In the years that followed, Seligman played a major role in the geographical expansion and industrial development of the United States. In 1874, President Ulysses S. Grant named Seligman as fiscal agent for the U.S. Navy—an appointment that would last through World War I. Seligman helped finance the westward path of the railroads and the building of the Panama Canal. The firm organized its first investment company in 1929 and began managing its first mutual fund in 1930. In 2008, J. & W. Seligman & Co. Incorporated was acquired and Seligman Investments became an offering brand of RiverSource Investments, LLC.

We are proud of the rich and distinctive history of these firms, the strength and breadth of products and services they offer, and the combined cultures of pioneering spirit and forward thinking. Together we are committed to providing more for our shareholders than ever before.

> A singular focus on our shareholders
Our business is asset management, so investors are our first priority. We dedicate our resources to identifying timely investment opportunities and provide a comprehensive choice of equity, fixed-income and alternative investments to help meet your individual needs.

> First-class research and thought leadership
We are dedicated to helping you take advantage of today's opportunities and anticipate tomorrow's. We stay abreast of the latest investment trends and ideas, using our collective insight to evaluate events and transform them into solutions you can use.

> A disciplined investment approach
We aren't distracted by passing fads. Our teams adhere to a rigorous investment process that helps ensure the integrity of our products and enables you and your financial advisor to match our solutions to your objectives with confidence.

When you choose Columbia Management, you can be confident that we will take the time to understand your needs and help you and your financial advisor identify the solutions that are right for you. Because at Columbia Management, we don't consider ourselves successful unless you are.

Sincerely,

J. Kevin Connaughton
President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit www.columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2011 Columbia Management Investment Advisers, LLC. All rights reserved.

Economic Update – Columbia LifeGoal Portfolios

The U.S. economy continued to expand at a solid but uneven pace over the past 12 months, as measured by gross domestic product (GDP). Although lackluster second quarter 2010 GDP growth raised fears that the economy was losing steam and might lapse back into recession, the pace picked up in the third quarter of 2010, inspiring confidence among consumers, businesses and investors. GDP expanded by 2.6% in the third quarter and 3.1% in the fourth quarter. With the Federal Reserve Board (the Fed) providing additional monetary stimulus to shore up economic growth and the extension of key tax cuts for the next two years, expectations are for continued growth in 2011. However, early estimates of first quarter 2011 growth place it just under 2.0%, a disappointment after two strong quarters and a pick-up in employment.

Consumer spending on cars, clothing and other goods generally trended higher during the 12-month period, accelerating in the fourth quarter. Holiday spending rose 5.5% between November 5, 2010 and December 24, 2010, in all retail categories, excluding automobiles, compared with the same period in 2009, according to MasterCard Advisors' SpendingPulse, which tracks spending on all transactions including cash. Personal income surged in January 2011 as payroll tax cuts kicked in. The personal savings rate edged higher, ending February 2011, the last month for which data was available, at 5.8%.

News on the job front was increasingly positive. A good portion of the jobs added in March, April and May of 2010 were temporary, government-sponsored census positions, which began to unwind in June, July and August 2010. However, private sector payroll employment began to trend higher in the third quarter, massive layoffs declined and job growth turned solidly positive, with the addition of 444,000 new jobs in the first quarter of 2011.

Despite some glimmers of improvement early in 2010, the housing market remained troublesome throughout the period. Both new and existing home sales fell after a federal tax credit for new and repeat homebuyers expired. Distressed properties pressured prices and foreclosures continued—another drag on prices. The inventory of unsold homes ended the period higher than it started, at 8.9 and 8.6 months for both new and existing homes, respectively, according to the National Association of Realtors and a joint release from the U.S. Census Bureau and the U.S. Department of Housing and Urban Development. The new year brought more disappointing news: Existing home sales fell in January 2011 after three months of sustained improvement. Tight credit and weak appraisals were cited as possible reasons for the decline.

Reports from the business side of the economy were generally positive. A key measure of the nation's manufacturing situation—the Institute for Supply Management's Index—took a somewhat surprising turn higher in the final months of the period. Technology spending rose 12% in 2010, according to the NPD Group, a national marketing research firm. Purchases of computers, networking and software returned to prerecession levels. Industrial production rose over the period, and manufacturing capacity utilized, per the report issued by the Fed—a key measure of the health of the manufacturing sector—edged higher.

Stocks moved higher despite summer 2010 decline

Against a strengthening economic backdrop, stock prices continued to rally despite a summer 2010 setback linked to a debt crisis brewing in Europe, which raised concerns among U.S.

Summary

For the 12-month period that ended March 31, 2011

■   The U.S. stock market, as measured by the S&P 500 Index, delivered solid returns, despite a summer 2010 correction. Foreign stock market returns were also positive, as measured by the MSCI EAFE Index (Net).

S&P Index	MSCI Index

■   Strengthening economic growth and rising interest rates kept a lid on most bond market sectors. The Barclays Capital Aggregate Bond Index delivered modest results. However, high-yield bonds were strong performers, as measured by the JPMorgan Developed BB High Yield Index.

Barclays Aggregate Index	JPMorgan Index

1

Economic Update (continued) – Columbia LifeGoal Portfolios

investors. These fears were short-lived and stocks regained their footing. In this environment, the S&P 500 Index1 returned 15.65% for the 12 months through March 31, 2011. Outside the United States, stock markets also delivered solid gains. The MSCI EAFE Index (Net)2, a broad gauge of stock market performance in foreign developed markets, returned 10.42% (in U.S. dollars) for the 12-month period, as concerns about the impact of a bailout for weak euro zone economies eased yet continued to restrain market performance. Emerging stock markets were strong. The MSCI Emerging Markets Index (Net)3 returned 18.46% (in U.S. dollars) for the 12-month period.

Bonds delivered modest returns

As the economy strengthened and interest rates edged higher, most bond sectors delivered modest returns. The Barclays Capital Aggregate Bond Index4 returned 5.12%. High-yield bonds led the fixed-income markets. For the 12 months covered by this report, the JPMorgan Developed BB High Yield Index5 returned 13.04% as default fears abated and investors grew more comfortable with risk. Despite rising yields in the second half of the period, the Treasury market was also positive. The Barclays Capital U.S. Treasury Index6 returned 4.53%. However, municipal bonds struggled in the second half of the period, as interest rates inched higher and issue supply surged ahead of the year-end expiration of the Build America Bonds program. The Barclays Capital Municipal Bond Index7 gained 1.63% for the period. Despite positive economic activity, the Fed kept a key short-term interest rate—the federal funds rate—close to zero, reflecting ongoing concerns about employment and the housing market.

Past performance is no guarantee of future results.

1The Standard & Poor's (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization U.S. stocks.

2The Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index (Net) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. As of December 31, 2010, the MSCI EAFE Index (Net) consisted of the following 22 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

3The Morgan Stanley Capital International Emerging Markets (MSCI EM) Index (Net) is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. As of December 31, 2010, the MSCI EM Index (Net) consisted of the following 21 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand and Turkey.

4The Barclays Capital Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs and total return performance of fixed-rate, publicly placed, dollar-denominated and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity.

5The JPMorgan Developed BB High Yield Index is an unmanaged index designed to mirror the investable universe of the U.S. dollar developed, BB-rated, high yield corporate debt market.

6The Barclays Capital U.S. Treasury Index includes public obligations of the U.S. Treasury. Treasury bills are excluded by the maturity constraint. In addition, certain special issues, such as state and local government series bonds (SLGs), as well as U.S. Treasury TIPS, are excluded. STRIPS are excluded from the index because their inclusion would result in double-counting.

7The Barclays Capital Municipal Bond Index is considered representative of the broad market for investment-grade, tax-exempt bonds with a maturity of at least one year.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

2

Portfolio Profile – Columbia LifeGoal Growth Portfolio

Summary

■  For the 12-month period that ended March 31, 2011, the portfolio's Class A shares returned 19.35% without sales charge.

■  The portfolio outperformed its benchmark, the S&P 500 Index1, which returned 15.65%. Its return was significantly higher than the 13.44% average return of funds in its peer group, the Lipper Large-Cap Core Funds Classification2.

■  We attribute the portfolio's strong relative performance to the strong performance of equities relative to fixed income. Within equities, the decision to favor U.S. equities over international aided results. Exposure to commodity-related equities also benefited the portfolio.

Portfolio Management

Anwiti Bahuguna, PhD has co-managed the portfolio since 2009. From 2002 until joining Columbia Management Investment Advisers, LLC (the Investment Manager) in May 2010, Ms. Bahuguna was associated with the portfolio's previous investment adviser as an investment professional.

Kent M. Bergene has co-managed the portfolio since 2010. From 1981 until joining the Investment Manager in May 2010, Mr. Bergene was associated with the portfolio's previous investment adviser as an investment professional.

Colin Moore has co-managed the portfolio since 2009. From 2002 until joining the Investment Manager in May 2010, Mr. Moore was associated with the portfolio's previous investment adviser as an investment professional.

Robert McConnaughey has co-managed the portfolio since 2011. From 2002 until joining the Investment Manager in May 2010, Mr. McConnaughey was associated with the portfolio's previous investment adviser as an investment professional.

Kent M. Peterson, PhD has co-managed the portfolio since 2009. From 2006 until joining the Investment Manager in May 2010, Mr. Peterson was associated with the portfolio's previous investment adviser as an investment professional.

Marie M. Schofield, CFA has co-managed the portfolio since 2009. From 1990 until joining the Investment Manager in May 2010, Ms. Schofield was associated with the portfolio's previous investment adviser as an investment professional.

1The Standard & Poor's (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization U.S. stocks.

2Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Summary

1-year return as of 03/31/11

+19.35%

Class A shares (without sales charge)

+15.65%

S&P 500 Index

3

Performance Information – Columbia LifeGoal Growth Portfolio

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Performance of a $10,000 investment 04/01/01 – 03/31/11

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia LifeGoal Growth Portfolio during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on portfolio distributions or on the redemption of portfolio shares.

Performance of a $10,000 investment 04/01/01 – 03/31/11 ($)

Sales charge	without	with
Class A	17,429	16,433
Class B	16,167	16,167
Class C	16,148	16,148
Class R	17,191	n/a
Class R4	n/a	n/a
Class Z	17,877	n/a

Average annual total return as of 03/31/11 (%)

Share class	A		B		C		R	R4	Z
Inception	10/15/96		08/12/97		10/15/96		01/23/06	03/07/11	10/15/96
Sales charge	without	with	without	with	without	with	without	without	without
1-year	19.35	12.49	18.46	13.46	18.41	17.41	18.99	n/a	19.64
5-year	4.11	2.88	3.34	3.04	3.33	3.33	3.82	n/a	4.38
10-year/Life	5.71	5.09	4.92	4.92	4.91	4.91	5.57	1.77	5.98

The "with sales charge" returns include the maximum initial sales charge of 5.75% for Class A shares, the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of portfolio expenses by the Investment Manager and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class R4 and Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class R shares are sold at net asset value with distribution (Rule 12b-1) fees. Class R and Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the portfolio's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on portfolio distributions or on the redemption of portfolio shares.

The inception date of the portfolio's Class R shares is January 23, 2006. Class R shares have no performance prior to their inception date. The performance shown for Class R shares prior to their inception date is that of Class A shares. If Class R shares fees and expenses were included, performance would be lower.

Class R4 shares were initially offered on March 7, 2011.

4

Understanding Your Expenses – Columbia LifeGoal Growth Portfolio

As a portfolio shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other portfolio expenses. The information on this page is intended to help you understand the ongoing costs of investing in the portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your portfolio's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the portfolio's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the portfolio's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the portfolio with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a portfolio and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

As a shareholder of the underlying funds in which it invests, the portfolio will bear its allocable share of the costs and expenses of these underlying funds. The costs and expenses are not included in the portfolio's annualized expense ratios used to calculate the expense information below.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■  For shareholders who receive their account statements from Columbia Management Investment Services Corp., your account balance is available online at www.columbiamanagement.com or by calling Shareholder Services at 800.345.6611.

■  For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account may be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the portfolio and when comparing the expenses of this portfolio with other funds.

10/01/10 – 03/31/11

	Account value at the beginning of the period ($)		Account value at the end of the period ($)			Expenses paid during the period ($)			Portfolio's annualized expense ratio (%)**
	Actual	Hypothetical	Actual		Hypothetical	Actual		Hypothetical	Actual
Class A	1,000.00	1,000.00	1,178.10		1,022.39	2.77		2.57	0.51
Class B	1,000.00	1,000.00	1,174.30		1,018.65	6.83		6.34	1.26
Class C	1,000.00	1,000.00	1,173.60		1,018.65	6.83		6.34	1.26
Class R	1,000.00	1,000.00	1,175.90		1,021.14	4.12		3.83	0.76
Class R4	1,000.00	1,000.00	1,017.70	*	1,022.39	0.34	*	2.57	0.51
Class Z	1,000.00	1,000.00	1,178.80		1,023.64	1.41		1.31	0.26

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the portfolio's most recent fiscal half-year and divided by 365.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the portfolio and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different portfolios. If these transaction costs were included, your costs would have been higher.

*For the period March 7, 2011 through March 31, 2011. Class R4 shares commenced operations on March 7, 2011.

**Columbia LifeGoal Growth Portfolio's expense ratios do not include fees and expenses incurred by the underlying funds.

5

Portfolio Managers' Report – Columbia LifeGoal Growth Portfolio

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Net asset value per share

as of 03/31/11 ($)

Class A	12.25
Class B	11.21
Class C	11.11
Class R	12.14
Class R4	12.45
Class Z	12.45

Distributions declared per share

04/01/10 – 03/31/11 ($)

Class A	0.07
Class B	0.02
Class C	0.02
Class R	0.05
Class R4	0.04
Class Z	0.09

For the 12-month period that ended March 31, 2011, the portfolio's Class A shares returned 19.35% without sales charge. The portfolio outperformed its benchmark, the S&P 500 Index, which returned 15.65% during the period. Its return was significantly better than the average return of its peer group, the Lipper Large-Cap Core Funds Classification, which rose 13.44%. We attribute the portfolio's strong relative performance to the strong performance of equities relative to fixed income as well as the decision to favor U.S. equities over international. Exposure to commodity-related equities also benefited the fund.

Allocation decisions, underlying fund performance aided results

During the 12-month period, global markets maintained their upward momentum, posting solid gains during the period. At the start of the period, equity markets experienced higher volatility as concerns lingered around the economic recovery and the potential of a "double-dip" recession. As summer progressed, this outcome appeared unlikely, and markets responded by moving significantly higher to end the period. Still, volatility escalated again at the end of the period due to concerns over geopolitical risks, Japan's earthquake/tsunami disaster, and the fear of rising inflation.

The portfolio's asset allocation team believed a "double-dip" was unlikely, and when equity prices were depressed during the summer, we opportunistically increased the portfolio's allocation to equities. In this regard, exposure to commodity-related equities was a solid driver of performance. In addition, we decreased the portfolio's allocation to developed international equities in favor of U.S. large-cap stocks, an action that also benefited results. The portfolio's exposure to small- and mid-cap stocks as well as emerging market equities was also beneficial. In light of heightened volatility near the end of the period, we cut back slightly on the portfolio's emerging markets allocation.

In addition to positive tactical allocations, Columbia LifeGoal Growth Portfolio benefited from strong performance of several of its underlying funds. For the period, Columbia Select Large Cap Growth Fund, Columbia Small Cap Value Fund II and Columbia Dividend Opportunity Fund outperformed their respective benchmarks by comfortable margins. The impact of Columbia Dividend Opportunity Fund on the portfolio was small because only 0.33% of the portfolio's assets are invested in the fund. Columbia Energy and Natural Resources Fund, Columbia Real Estate Equity Fund and Columbia International Value Fund were some of the weakest performers relative to their respective benchmarks.

Looking ahead

For 2011, we expect positive GDP growth in the range of 2.5% to 3.5%. Monetary stimulus continues, but its impact on the economy is constrained by structural challenges, including the continuing housing recession, ongoing deleveraging by households and a relatively weak labor market. Still, both stimulus spending and related liquidity are finding their way into markets and will provide continuing support. In this environment, the portfolio favors equities relative to bonds. Within equities, we favor domestic stocks over international. Domestically, we favor higher quality, large companies. The portfolio is underweight in international developed markets and has reduced its exposure to emerging market equities. In fixed income, the portfolio continues to emphasize investment-grade and high-yield bond sectors within the bond portion of the portfolio. Looking ahead, we will continue to monitor geopolitical risks and their potential impact on the markets.

6

Portfolio Managers' Report (continued) – Columbia LifeGoal Growth Portfolio

Portfolio characteristics and holdings are subject to change periodically and may not be representative of current characteristics and holdings. The outlook for the fund may differ from that presented for other Columbia Funds.

Columbia LifeGoal Portfolios reserve the right to add or remove underlying funds at any time.

The portfolio is a "fund of funds." A fund of funds bears its allocable share of the costs and expenses of the underlying funds in which it invests. Such funds are thus subject to two levels of fees and a potentially higher expense ratio than would be associated with an investment in a fund that invests and trades directly in financial instruments under the direction of a single manager. Risks include stock market fluctuations due to business and economic developments.

Equity securities are subject to stock market fluctuations that occur in response to economic and business developments.

Stocks of small- and mid-cap companies may pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies.

International investing involves special risks, including foreign taxation, currency risks, risks associated with possible differences in financial standards and other risks associated with future political and economic developments.

Investing in emerging markets may involve greater risks than investing in more developed countries. In addition, concentration of investments in a single region may result in greater volatility.

Portfolio Allocation

as of 03/31/11 (%)

Columbia Mid Cap Growth Fund	7.6
Columbia Energy and Natural Resources Fund	7.5
Columbia Mid Cap Value Fund	7.5
Columbia Emerging Markets Fund	6.4
Columbia Contrarian Core Fund	6.2
Columbia Large Cap Core Fund	5.5
Columbia Select Large Cap Growth Fund	4.4
Columbia Marsico International Opportunities Fund	3.9
Columbia International Value Fund	3.8
Columbia Large Cap Growth Fund	3.7
Columbia Marsico Focused Equities Fund	3.3
Columbia Bond Fund	3.3
Columbia Acorn USA	3.0
Columbia Small Cap Value Fund II	3.0
Columbia Small Cap Value Fund I	3.0
Columbia Acorn International	2.8
Columbia Convertible Securities Fund	2.8
Columbia Large Value Quantitative Fund	2.7
Columbia Value and Restructuring Fund	2.7
Columbia Large Cap Value Fund	2.7
Columbia Real Estate Equity Fund	2.5
Columbia Dividend Income Fund	2.3
Columbia European Equity Fund	2.3
Columbia Pacific/Asia Fund	1.9
Columbia Small Cap Growth Fund II	1.4
Columbia Small Cap Growth Fund I	1.4
Columbia Corporate Income Fund	1.1
Columbia U.S. Treasury Index Fund	1.0
Columbia Dividend Opportunity Fund	0.3

Portfolio allocation is calculated as a percentage of total investments.

7

Portfolio Profile – Columbia LifeGoal Balanced Growth Portfolio

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Summary

1-year return as of 03/31/11

+15.48%

Class A shares (without sales charge)

+5.12%

Barclays Capital Aggregate Bond Index

+15.65%

S&P 500 Index

Summary

■  For the 12-month period that ended March 31, 2011, the portfolio's Class A shares returned 15.48% without sales charge.

■  The portfolio's equity benchmark, the S&P 500 Index1, returned 15.65% while the portfolio's fixed-income index, the Barclays Capital Aggregate Bond Index2, returned 5.12%.

■  The portfolio outdistanced the average fund in its peer group, the Lipper Mixed-Asset Target Allocation Growth Funds Classification3, which returned 13.14%. An overweight in equities, as well as a decision to favor U.S. over international equities, aided performance.

Portfolio Management

Anwiti Bahuguna, PhD has co-managed the portfolio since 2009. From 2002 until joining Columbia Management Investment Advisers, LLC (the Investment Manager) in May 2010, Ms. Bahuguna was associated with the portfolio's previous investment adviser as an investment professional.

Kent M. Bergene has co-managed the portfolio since 2010. From 1981 until joining the Investment Manager in May 2010, Mr. Bergene was associated with the portfolio's previous investment adviser as an investment professional.

Colin Moore has co-managed the portfolio since 2009. From 2002 until joining the Investment Manager in May 2010, Mr. Moore was associated with the portfolio's previous investment adviser as an investment professional.

Kent M. Peterson, PhD has co-managed the portfolio since 2009. From 2006 until joining the Investment Manager in May 2010, Mr. Peterson was associated with the portfolio's previous investment adviser as an investment professional.

Marie M. Schofield, CFA has co-managed the portfolio since 2009. From 1990 until joining the Investment Manager in May 2010, Ms. Schofield was associated with the portfolio's previous investment adviser as an investment professional.

1The Standard & Poor's (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization U.S. stocks.

2The Barclays Capital Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs, and total return performance of fixed-rate, publicly placed, dollar-denominated, and non-convertible investment grade debt issues with a least $250 million par amount outstanding and with a least one year to final maturity.

3Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

8

Performance Information – Columbia LifeGoal Balanced Growth Portfolio

Performance of a $10,000 investment 04/01/01 – 03/31/11

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia LifeGoal Balanced Growth Portfolio during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on portfolio distributions or on the redemption of portfolio shares.

Performance of a $10,000 investment 04/01/01 – 03/31/11 ($)

Sales charge	without	with
Class A	18,051	17,015
Class B	16,733	16,733
Class C	16,733	16,733
Class R	17,803	n/a
Class T	n/a	n/a
Class Z	18,525	n/a

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Average annual total return as of 03/31/11 (%)

Share class	A		B		C		R	T	Z
Inception	10/15/96		08/13/97		10/15/96		01/23/06	03/07/11	10/15/96
Sales charge	without	with	without	with	without	with	without	without	without
1-year	15.48	8.88	14.63	9.63	14.64	13.64	15.21	n/a	15.89
5-year	5.51	4.27	4.70	4.37	4.72	4.72	5.23	n/a	5.80
10-year/Life	6.08	5.46	5.28	5.28	5.28	5.28	5.94	1.28	6.36

The "with sales charge" returns include the maximum initial sales charge of 5.75% for Class A and Class T shares, the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of portfolio expenses by the Investment Manager and/or any of its affiliates. Absent these fee waivers or reimbursement arrangements, performance results shown would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class R shares are sold at net asset value with distribution (Rule 12b-1) fees. Class R and Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the portfolio's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on portfolio distributions or on the redemption of portfolio shares.

The inception date of the portfolio's Class R shares is January 23, 2006. Class R shares have no performance prior to their inception date. The performance shown for Class R shares prior to their inception date is that of Class A shares. If Class R shares fees and expenses were included, performance would be lower.

Class T shares were initially offered on March 7, 2011.

9

Understanding Your Expenses – Columbia LifeGoal Balanced Growth Portfolio

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■  For shareholders who receive their account statements from Columbia Management Investment Services Corp., your account balance is available online at www.columbiamanagement.com or by calling Shareholder Services at 800.345.6611.

■  For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account may be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the portfolio and when comparing the expenses of this portfolio with other funds.

As a portfolio shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other portfolio expenses. The information on this page is intended to help you understand the ongoing costs of investing in the portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your portfolio's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the portfolio's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the portfolio's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the portfolio with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a portfolio and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

As a shareholder of the underlying funds in which it invests, the portfolio will bear its allocable share of the costs and expenses of these underlying funds. The costs and expenses are not included in the portfolio's annualized expense ratios used to calculate the expense information below.

10/01/10 – 03/31/11

	Account value at the beginning of the period ($)		Account value at the end of the period ($)			Expenses paid during the period ($)			Portfolio's annualized expense ratio (%)**
	Actual	Hypothetical	Actual		Hypothetical	Actual		Hypothetical	Actual
Class A	1,000.00	1,000.00	1,127.50		1,022.44	2.65		2.52	0.50
Class B	1,000.00	1,000.00	1,123.30		1,018.70	6.62		6.29	1.25
Class C	1,000.00	1,000.00	1,123.70		1,018.70	6.62		6.29	1.25
Class R	1,000.00	1,000.00	1,126.30		1,021.19	3.98		3.78	0.75
Class T	1,000.00	1,000.00	1,012.80	*	1,022.19	0.36	*	2.77	0.55
Class Z	1,000.00	1,000.00	1,130.10		1,023.68	1.33		1.26	0.25

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the portfolio's most recent fiscal half-year and divided by 365.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the portfolio and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different portfolios. If these transaction costs were included, your costs would have been higher.

*For the period March 7, 2011 through March 31, 2011. Class T shares commenced operations on March 7, 2011.

**Columbia LifeGoal Balanced Growth Portfolio's expense ratios do not include fees and expenses incurred by the underlying funds.

10

Portfolio Managers' Report – Columbia LifeGoal Balanced Growth Portfolio

For the 12-month period that ended March 31, 2011, the portfolio's Class A shares returned 15.48% without sales charge. The portfolio's equity benchmark, the broad-based S&P 500 Index, returned 15.65%, and its fixed-income benchmark, the Barclays Capital Aggregate Bond Index, returned 5.12%. The portfolio outperformed the average fund in its peer group, the Lipper Mixed-Asset Target Allocation Growth Funds Classification, which returned 13.14%. A tactical decision to increase the portfolio's exposure to equities at the expense of fixed income early in the period, as well as the decision to favor U.S. equities over international stocks, generally accounted for the portfolio's solid return.

Tactical asset allocation, underlying funds aided results

During the 12-month period, global markets maintained their upward momentum, posting solid gains. At the start of the period, equity markets experienced higher volatility as concerns lingered around the economic recovery and the potential for a "double-dip" recession. By summer 2010, this outcome appeared unlikely, and markets responded by moving significantly higher through the end the period. Yet, volatility escalated again early in 2011 due to concerns over geopolitical risks, Japan's earthquake/tsunami disaster and fears of rising inflation.

Against this backdrop, we remained confident that the economy's recovery was sustainable. As a result, we opportunistically increased the portfolio's allocation to equities when prices were depressed during the summer of 2010. We believe this decision was a key factor in the portfolio's outperformance relative to its peer group. In addition, we decreased the portfolio's allocation to developed international equities in favor of U.S. large-cap stocks, an action that also benefited results. The portfolio's exposure to small- and mid-cap stocks as well as emerging market equities was also beneficial. In light of heightened volatility near the end of the period, we pared the portfolio's emerging markets allocation.

Fixed-income positioning aided results

The portfolio's positions in both high-yield bonds and investment-grade bonds aided performance. During the period, we reduced the portfolio's exposure to investment-grade corporate bonds and emphasized high-yield bonds. Although the difference in yield between lower and higher quality bonds has narrowed from peak levels, high-yield bonds still appear reasonably attractive, especially given relatively low expected default rates for the sector. If the U.S. economy continues to grow at a reasonable pace, we do not believe that defaults are likely to rise.

In addition to positive tactical allocations, Columbia LifeGoal Balanced Growth Portfolio benefited from strong performance from several of its underlying funds. For the period, Columbia Select Large Cap Growth Fund, Columbia Small Cap Value Fund II and Columbia Dividend Opportunity Fund significantly outperformed their respective benchmarks. However, Columbia Energy and Natural Resources Fund, Columbia Real Estate Equity Fund and Columbia International Value Fund were some of the weakest performers relative to respective benchmarks.

Looking ahead

For 2011, we expect positive GDP growth in the range of 2.5% to 3.5%. Monetary stimulus continues, but its impact on the economy is constrained by structural challenges, including the continuing housing recession, ongoing deleveraging by households and a relatively weak labor market. Still, both stimulus spending and related liquidity are finding their way into markets and

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Net asset value per share

as of 03/31/11 ($)

Class A	11.61
Class B	11.53
Class C	11.68
Class R	11.60
Class T	11.61
Class Z	11.60

Distributions declared per share

04/01/10 – 03/31/11 ($)

Class A	0.18
Class B	0.10
Class C	0.10
Class R	0.16
Class T	0.03
Class Z	0.21

11

Portfolio Managers' Report (continued) – Columbia LifeGoal Balanced Growth Portfolio

Portfolio Allocation

as of 03/31/11 (%)

Columbia Bond Fund	11.9
Columbia Energy and Natural Resources Fund	7.1
Columbia Corporate Income Fund	6.9
Columbia Income Opportunities Fund	6.6
Columbia Mid Cap Growth Fund	4.6
Columbia Mid Cap Value Fund	4.6
Columbia Emerging Markets Fund	4.3
Columbia Large Cap Core Fund	3.9
Columbia Contrarian Core Fund	3.8
Mortgage- and Asset- Backed Portfolio	3.8
Columbia Large Cap Growth Fund	3.6
Columbia Real Estate Equity Fund	3.0
Columbia Marsico International Opportunities Fund	3.0
Columbia International Value Fund	2.9
Columbia Dividend Income Fund	2.8
Columbia Select Large Cap Growth Fund	2.2
Columbia Marsico Focused Equities Fund	2.0
Columbia Convertible Securities Fund	2.0
Columbia Acorn USA	1.8
Columbia Small Cap Value Fund II	1.8
Columbia Small Cap Value Fund I	1.8
Columbia Pacific/Asia Fund	1.5
Columbia Value and Restructuring Fund	1.5
Columbia Large Value Quantitative Fund	1.5
Columbia Large Cap Value Fund	1.5
Columbia Acorn International	1.4
Columbia European Equity Fund	1.3
Columbia U.S. Government Mortgage Fund	1.2
Columbia Small Cap Growth Fund II	1.0
Columbia Small Cap Growth Fund I	0.8
Columbia International Bond Fund	0.6
Columbia Emerging Markets Bond Fund	0.6
BofA Cash Reserves	0.5
Columbia U.S. Treasury Index Fund	0.4
Columbia Dividend Opportunity Fund	0.3
U.S. Government Obligations	1.5

Portfolio allocation is calculated as a percentage of total investments.

will provide continuing support. In this environment, the portfolio favors equities relative to bonds. Within equities, we favor domestic stocks over international. Domestically, we favor higher quality, large companies. The portfolio is underweight in international developed markets and has reduced its exposure to emerging market equities. In fixed income, the portfolio continues to emphasize investment-grade and high-yield bonds, with an underweight relative to its target allocations in Treasuries and TIPS. Looking ahead, we will continue to monitor geopolitical risks and their potential impact on the markets.

Portfolio characteristics and holdings are subject to change periodically and may not be representative of current characteristics and holdings. The outlook for the fund may differ from that presented for other Columbia Funds.

Columbia LifeGoal Portfolios reserve the right to add or remove underlying funds at any time.

The portfolio is a "fund of funds." A fund of funds bears its allocable share of the costs and expenses of the underlying funds in which it invests. Such funds are thus subject to two levels of fees and a potentially higher expense ratio than would be associated with an investment in a fund that invests and trades directly in financial instruments under the direction of a single manager. Risks include stock market fluctuations due to business and economic developments.

Equity securities are subject to stock market fluctuations that occur in response to economic and business developments.

Stocks of small- and mid-cap companies may pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies.

International investing involves special risks, including foreign taxation, currency risks, risks associated with possible differences in financial standards and other risks associated with future political and economic developments.

Investing in emerging markets may involve greater risks than investing in more developed countries. In addition, concentration of investments in a single region may result in greater volatility.

Investing in fixed-income securities may involve certain risks, including the credit quality of individual issuers, possible prepayments, market or economic developments and yields and share price fluctuations due to changes in interest rates. When interest rates go up, bond prices typically drop, and vice versa.

Investments in high-yield bonds (sometimes referred to as "junk" bonds) offer the potential for high current income and attractive total return, but involve certain risks. Changes in economic conditions or other circumstances may adversely affect a high-yield bond issuer's ability to make principal and interest payments. High-yield bonds issued by foreign entities have greater potential risks, including less regulation, currency fluctuations, economic instability and political developments.

12

Portfolio Profile – Columbia LifeGoal Income and Growth Portfolio

Summary

■  For the 12-month period that ended March 31, 2011, the portfolio's Class A shares returned 11.21% without sales charge.

■  The portfolio's equity benchmark, the S&P 500 Index1, returned 15.65%, while its fixed-income index, the Barclays Capital Aggregate Bond Index2, returned 5.12%.

■  The portfolio outperformed the 9.28% average return of funds in its peer group, the Lipper Mixed-Asset Target Allocation Conservative Funds Classification3. A tactical decision to overweight equities relative to fixed income early in the period aided the portfolio's performance as did an emphasis on investment-grade bonds over Treasuries.

Portfolio Management

Anwiti Bahuguna, PhD has co-managed the portfolio since 2009. From 2002 until joining Columbia Management Investment Advisers, LLC (the Investment Manager) in May 2010, Ms. Bahuguna was associated with the portfolio's previous investment adviser as an investment professional.

Kent M. Bergene has co-managed the portfolio since 2010. From 1981 until joining the Investment Manager in May 2010, Mr. Bergene was associated with the portfolio's previous investment adviser as an investment professional.

Colin Moore has co-managed the portfolio since 2009. From 2002 until joining the Investment Manager in May 2010, Mr. Moore was associated with the portfolio's previous investment adviser as an investment professional.

Kent M. Peterson, PhD has co-managed the portfolio since 2009. From 2006 until joining the Investment Manager in May 2010, Mr. Peterson was associated with the portfolio's previous investment adviser as an investment professional.

Marie M. Schofield, CFA has co-managed the portfolio since 2009. From 1990 until joining the Investment Manager in May 2010, Ms. Schofield was associated with the portfolio's previous investment adviser as an investment professional.

1The Standard & Poor's (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization U.S. stocks.

2The Barclays Capital Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs, and total return performance of fixed-rate, publicly placed, dollar-denominated, and non-convertible investment-grade debt issues with a least $250 million par amount outstanding and with at least one year to final maturity.

3Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Summary

1-year return as of 03/31/11

+11.21%

Class A shares (without sales charge)

+5.12%

Barclays Capital Aggregate Bond Index

+15.65%

S&P 500 Index

13

Performance Information – Columbia LifeGoal Income and Growth Portfolio

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Performance of a $10,000 investment 04/01/01 – 03/31/11

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia LifeGoal Income and Growth Portfolio during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on portfolio distributions or on the redemption of portfolio shares.

Performance of a $10,000 investment 04/01/01 – 03/31/11 ($)

Sales charge	without	with
Class A	16,840	15,866
Class B	15,615	15,615
Class C	15,610	15,610
Class R	16,635	n/a
Class Z	17,232	n/a

Average annual total return as of 03/31/11 (%)

Share class	A		B		C		R	Z
Inception	10/15/96		08/07/97		10/15/96		01/23/06	10/15/96
Sales charge	without	with	without	with	without	with	without	without
1-year	11.21	4.84	10.43	5.43	10.39	9.39	11.03	11.49
5-year	5.36	4.12	4.57	4.24	4.58	4.58	5.11	5.59
10-year	5.35	4.72	4.56	4.56	4.55	4.55	5.22	5.59

The "with sales charge" returns include the maximum initial sales charge of 5.75% for Class A shares, the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of portfolio expenses by the Investment Manager and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class R shares are sold at net asset value with distribution (Rule 12b-1) fees. Class R and Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the portfolio's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on portfolio distributions or on the redemption of portfolio shares.

The inception date of the portfolio's Class R shares is January 23, 2006. Class R shares have no performance prior to their inception date. The performance shown for Class R shares prior to their inception date is that of Class A shares. If Class R shares fees and expenses were included, performance would be lower.

14

Understanding Your Expenses – Columbia LifeGoal Income and Growth Portfolio

As a portfolio shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other portfolio expenses. The information on this page is intended to help you understand the ongoing costs of investing in the portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your portfolio's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the portfolio's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the portfolio's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the portfolio with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a portfolio and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

As a shareholder of the underlying funds in which it invests, the portfolio will bear its allocable share of the costs and expenses of these underlying funds. The costs and expenses are not included in the portfolio's annualized expense ratios used to calculate the expense information below.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■  For shareholders who receive their account statements from Columbia Management Investment Services Corp., your account balance is available online at www.columbiamanagement.com or by calling Shareholder Services at 800.345.6611.

■  For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account may be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the portfolio and when comparing the expenses of this portfolio with other funds.

10/01/10 – 03/31/11

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Portfolio's annualized expense ratio (%)**
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,076.80	1,022.44	2.59	2.52	0.50
Class B	1,000.00	1,000.00	1,073.10	1,018.70	6.46	6.29	1.25
Class C	1,000.00	1,000.00	1,072.60	1,018.70	6.46	6.29	1.25
Class R	1,000.00	1,000.00	1,075.40	1,021.19	3.88	3.78	0.75
Class Z	1,000.00	1,000.00	1,077.90	1,023.68	1.30	1.26	0.25

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the portfolio's most recent fiscal half-year and divided by 365.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the portfolio and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different portfolios. If these transaction costs were included, your costs would have been higher.

**Columbia LifeGoal Income and Growth Portfolio's expense ratios do not include fees and expenses incurred by the underlying funds.

15

Portfolio Managers' Report – Columbia LifeGoal Income and Growth Portfolio

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Net asset value per share

as of 03/31/11 ($)

Class A	10.89
Class B	10.85
Class C	10.78
Class R	10.90
Class Z	10.78

Distributions declared per share

04/01/10 – 03/31/11 ($)

Class A	0.26
Class B	0.18
Class C	0.18
Class R	0.23
Class Z	0.28

For the 12-month period that ended March 31, 2011, the portfolio's Class A shares returned 11.21% without sales charge. The portfolio's equity benchmark, the broad-based S&P 500 Index, returned 15.65% and its fixed-income benchmark, the Barclays Capital Aggregate Bond Index, rose 5.12%. The portfolio had a higher return than the average fund in its peer group, the Lipper Mixed-Asset Target Allocation Conservative Funds Classification, which returned 9.28%. A tactical decision to overweight equities relative to fixed income early in the period aided performance. The decision to favor investment grade-bonds over Treasuries also benefited return.

Tactical allocation decisions benefited performance

During the 12-month period, global markets maintained their upward momentum, posting solid gains during the period. At the start of the period, equity markets experienced higher volatility as concerns lingered around the economic recovery and the potential of a "double-dip" recession. As summer progressed, this outcome appeared unlikely, and markets responded by moving significantly higher. Volatility escalated again at the end of the period due to concerns over geopolitical risks, Japan's earthquake/tsunami disaster and the fear of rising inflation.

The portfolio's asset allocation team believed a "double-dip" was unlikely. So when equity prices were depressed during the summer, we opportunistically increased the portfolio's allocation to equities. This decision to overweight equities relative to fixed income early in the period was a key factor in the portfolio's outperformance. In addition, we decreased the portfolio's allocation to developed international equities in favor of U.S. large-cap stocks, an action that also benefited results. The management team's decision to favor investment-grade bonds over Treasury issues also aided performance. Exposure to small- and mid-cap stocks as well as high-yield bonds was also beneficial. In light of heightened volatility near the end of the period, we reduced the portfolio's exposure to emerging-markets.

The portfolio's position in investment-grade bonds aided performance. However, we trimmed exposure to investment-grade corporate bonds and added to the portfolio's allocation to high-yield bonds during the period. Although the yield difference between higher and lower quality bonds has narrowed significantly over the past year, high-yield bonds remain reasonably attractive, especially given low expected default rates, which are predicated on the avoidance of a significant slowdown in U.S. economic growth.

In addition to positive tactical allocations, Columbia LifeGoal Income and Growth Portfolio benefited from strong performance of several of its underlying funds. For the period, Columbia Select Large Cap Growth Fund, Columbia Small Cap Value Fund II, and Columbia Dividend Opportunity Fund outperformed their respective benchmarks. Columbia Energy and Natural Resources Fund, Columbia Income Opportunities Fund and Columbia Real Estate Equity Fund were some of the weakest performers relative to their respective benchmarks. However, it is worth noting that both Columbia Energy and Natural Resources Fund and Columbia Real Estate Equity Fund delivered 20%+ gains for the portfolio.

Looking ahead

For 2011, we expect positive GDP growth in the range of 2.5% to 3.5%. Monetary stimulus continues, but its impact on the economy is constrained by structural challenges, including the continuing housing recession, ongoing deleveraging by households and a relatively weak labor

16

Portfolio Managers' Report (continued) – Columbia LifeGoal Income and Growth Portfolio market. Still, both stimulus spending and related liquidity are finding their way into markets and will provide continuing support. In this environment, the portfolio favors equities relative to bonds. Within equities, we favor domestic stocks over international. Domestically, we favor higher quality, large companies. The portfolio is underweight in international developed markets and has reduced its exposure to emerging market equities. In fixed income, the portfolio continues to emphasize investment-grade and high-yield bonds, with an underweight relative to its target allocations in Treasuries and TIPS. Looking ahead, we will continue to monitor geopolitical risks and their potential impact on the markets.

Portfolio characteristics and holdings are subject to change periodically and may not be representative of current characteristics and holdings. The outlook for the fund may differ from that presented for other Columbia Funds.

Columbia LifeGoal Portfolios reserve the right to add or remove underlying funds at any time.

The portfolio is a "fund of funds." A fund of funds bears its allocable share of the costs and expenses of the underlying funds in which it invests. Such funds are thus subject to two levels of fees and a potentially higher expense ratio than would be associated with an investment in a fund that invests and trades directly in financial instruments under the direction of a single manager. Risks include stock market fluctuations due to business and economic developments.

Equity securities are subject to stock market fluctuations that occur in response to economic and business developments.

Stocks of small- and mid-cap companies may pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies.

International investing involves special risks, including foreign taxation, currency risks, risks associated with possible differences in financial standards and other risks associated with future political and economic developments.

Investing in emerging markets may involve greater risks than investing in more developed countries. In addition, concentration of investments in a single region may result in greater volatility.

Investing in fixed-income securities may involve certain risks, including the credit quality of individual issuers, possible prepayments, market or economic developments and yields and share price fluctuations due to changes in interest rates. When interest rates go up, bond prices typically drop, and vice versa.

Investments in high-yield bonds (sometimes referred to as "junk" bonds) offer the potential for high current income and attractive total return, but involve certain risks. Changes in economic conditions or other circumstances may adversely affect a high-yield bond issuer's ability to make principal and interest payments. High-yield bonds issued by foreign entities have greater potential risks, including less regulation, currency fluctuation, economic instability and political developments.

Portfolio Allocation

as of 03/31/11 (%)

Columbia Bond Fund	18.1
Columbia Corporate Income Fund	11.2
Columbia Income Opportunities Fund	10.7
Mortgage- and Asset- Backed Portfolio	7.1
Columbia Short Term Bond Fund	6.3
Columbia Energy and Natural Resources Fund	5.0
Columbia Dividend Income Fund	3.3
Columbia Emerging Markets Fund	3.2
Columbia Convertible Securities Fund	3.0
Columbia Mid Cap Growth Fund	2.5
Columbia Mid Cap Value Fund	2.5
Columbia Large Cap Core Fund	2.3
Columbia Contrarian Core Fund	2.3
Columbia Real Estate Equity Fund	2.0
Columbia Select Large Cap Growth Fund	2.0
Columbia U.S. Government Mortgage Fund	1.7
Columbia Large Cap Growth Fund	1.6
Columbia U.S. Treasury Index Fund	1.4
Columbia International Bond Fund	1.2
Columbia Marsico Focused Equities Fund	1.0
Columbia Large Value Quantitative Fund	1.0
Columbia Emerging Markets Bond Fund	1.0
Columbia Acorn USA	0.9
Columbia Small Cap Growth Fund I	0.8
Columbia Small Cap Value Fund I	0.8
Columbia Small Cap Value Fund II	0.8
Columbia European Equity Fund	0.7
Columbia Pacific/Asia Fund	0.6
Columbia Marsico International Opportunities Fund	0.5
BofA Cash Reserves	0.5
Columbia International Value Fund	0.5
Columbia Dividend Opportunity Fund	0.3
Columbia Acorn International	0.1
U.S. Government Obligations	3.1

Portfolio allocation is calculated as a percentage of total investments.

17

Portfolio Profile – Columbia LifeGoal Income Portfolio

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Summary

1-year return as of 03/31/11

+7.21%

Class A shares (without sales charge)

+1.88%

Barclays Capital U.S. Aggregate 1-3 Years Index

+4.30%

Blended 80% Barclays Capital U.S. Aggregate 1-3 Years Index / 20% Barclays Capital U.S. Corporate High Yield Bond Index

Summary

■  For the 12-month period that ended March 31, 2011, the portfolio's Class A shares returned 7.21% without sales charge.

■  The portfolio outperformed the 1.88% return of its fixed-income index, the Barclays Capital U.S. Aggregate 1-3 Years Index1; the 4.30% return of a customized benchmark2 created by Columbia Management Investment Advisers, LLC, blending 80% Barclays Capital U.S. Aggregate 1-3 Years Index and 20% Barclays Capital U.S. Corporate High Yield Bond Index; and the 5.89% return of the average fund in its peer group, the Lipper General Bond Funds Classification.3

■  We attribute the portfolio's strong relative performance to our decision to bolster the portfolio's small weight in equities early in the period, including a position in international equities. High-yield and convertible bonds also aided performance, as did a decision to favor non-Treasury sectors over Treasuries.

Portfolio Management

Anwiti Bahuguna, PhD has co-managed the portfolio since 2009. From 2002 until joining Columbia Management Investment Advisers, LLC (the Investment Manager) in May 2010, Ms. Bahuguna was associated with the portfolio's previous investment adviser as an investment professional.

Kent M. Bergene has co-managed the portfolio since 2010. From 1981 until joining the Investment Manager in May 2010, Mr. Bergene was associated with the portfolio's previous investment adviser as an investment professional.

Colin Moore has co-managed the portfolio since 2009. From 2002 until joining the Investment Manager in May 2010, Mr. Moore was associated with the portfolio's previous investment adviser as an investment professional.

Kent M. Peterson, PhD has co-managed the portfolio since 2009. From 2006 until joining the Investment Manager in May 2010, Mr. Peterson was associated with the portfolio's previous investment adviser as an investment professional.

Marie M. Schofield, CFA has co-managed the portfolio since 2009. From 1990 until joining the Investment Manager in May 2010, Ms. Schofield was associated with the portfolio's previous investment adviser as an investment professional.

1The Barclays Capital U.S. Aggregate 1-3 Years Index is an index of publicly-issued investment-grade corporate, U.S. Treasury and government agency securities with remaining maturities of one to three years.

2This blend is 80% Barclays Capital U.S. Aggregate 1-3 Years Index and 20% Barclays Capital U.S. Corporate High Yield Bond Index. The Barclays Capital U.S. Corporate High Yield Bond Index is a market value-weighted index, which covers the U.S. non-investment grade fixed-rate debt market. The index is composed of US. dollar-denominated corporate debt in industrial, utility and finance sectors with a minimum $150 million par amount outstanding and a maturity greater than one year. The index includes reinvestment of income.

3Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

18

Performance Information – Columbia LifeGoal Income Portfolio

Performance of a $10,000 investment 09/04/03 – 03/31/11

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia LifeGoal Income Portfolio during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on portfolio distributions or on the redemption of portfolio shares.

Performance of a $10,000 investment 09/04/03 – 03/31/11 ($)

Sales charge	without	with
Class A	14,030	13,569
Class B	13,242	13,242
Class C	13,234	13,234
Class Z	14,293	n/a

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Average annual total return as of 03/31/11 (%)

Share class	A		B		C		Z
Inception	09/04/03		09/04/03		09/05/03		09/04/03
Sales charge	without	with	without	with	without	with	without
1-year	7.21	3.75	6.31	3.31	6.32	5.32	7.37
5-year	4.82	4.12	4.02	4.02	4.03	4.03	5.06
Life	4.57	4.11	3.78	3.78	3.77	3.77	4.83

The "with sales charge" returns include the maximum initial sales charge of 3.25% for Class A shares, the applicable contingent deferred sales charge of 3.00% in the first year, declining to 1.00% in the fourth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of portfolio expenses by the Investment Manager and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the portfolio's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

19

Understanding Your Expenses – Columbia LifeGoal Income Portfolio

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■  For shareholders who receive their account statements from Columbia Management Investment Services Corp., your account balance is available online at www.columbiamanagement.com or by calling Shareholder Services at 800.345.6611.

■  For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account may be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the portfolio and when comparing the expenses of this portfolio with other funds.

As a portfolio shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other portfolio expenses. The information on this page is intended to help you understand the ongoing costs of investing in the portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your portfolio's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the portfolio's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the portfolio's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the portfolio with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a portfolio and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

As a shareholder of the underlying funds in which it invests, the portfolio will bear its allocable share of the costs and expenses of these underlying funds. The costs and expenses are not included in the portfolio's annualized expense ratios used to calculate the expense information below.

10/01/10 – 03/31/11

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Portfolio's annualized expense ratio (%)**
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,034.50	1,021.59	3.40	3.38	0.67
Class B	1,000.00	1,000.00	1,029.70	1,017.85	7.19	7.14	1.42
Class C	1,000.00	1,000.00	1,030.80	1,017.85	7.19	7.14	1.42
Class Z	1,000.00	1,000.00	1,035.80	1,022.84	2.13	2.12	0.42

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the portfolio's most recent fiscal half-year and divided by 365.

Had the Investment Manager and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the portfolio and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different portfolios. If these transaction costs were included, your costs would have been higher.

**Columbia LifeGoal Income Portfolio's expense ratios do not include fees and expenses incurred by the underlying funds.

20

Portfolio Managers' Report – Columbia LifeGoal Income Portfolio

For the 12-month period that ended March 31, 2011, the portfolio's Class A shares returned 7.21% without sales charge. The portfolio's return was substantially higher than the 1.88% return of its benchmark, the Barclays Capital U.S. Aggregate 1-3 Years Index. It also outperformed its customized blended benchmark—80% Barclays Capital U.S. Aggregate 1-3 Years Index and 20% Barclays Capital U.S. Corporate High Yield Bond Index—which returned 4.30%. In addition, the portfolio performed better than the average fund in its peer group, the Lipper General Bond Funds Classification, which returned 5.89%. We attribute the portfolio's strong relative performance to our decision to bolster the portfolio's small weight in equities, including a new position in international equities early in the period. High-yield and convertible bonds also aided performance as did a decision to favor non-Treasury investment-grade bonds over Treasuries.

Tactical allocation decisions benefited performance

During the 12-month period, global markets maintained their upward momentum, posting solid gains during the period. At the start of the period, equity markets experienced higher volatility as concerns lingered around the economic recovery and the potential of a "double-dip" recession. As summer progressed, this outcome appeared unlikely, and markets responded by moving significantly higher to end the period. Still, volatility escalated again at the end of the period due to concerns over geopolitical risks, Japan's earthquake/tsunami disaster, and the fear of rising inflation.

The portfolio's asset allocation team believed a "double-dip" was unlikely, and when equity prices were depressed during the summer, we opportunistically increased the portfolio's allocation to equities. This decision to add to the portfolio's small position in equities early in the period was a key factor in the portfolio's outperformance. The management team's decision to favor non-Treasury investment-grade bonds over Treasury issues also aided results. The portfolio's exposure to high-yield bonds and convertible securities was also beneficial.

The portfolio's exposure to non-Treasury investment-grade bonds aided performance. However, during the period, we trimmed exposure to investment-grade corporate bonds in favor of high-yield bonds. Although the difference in yields between higher and lower quality bonds has narrowed significantly over the year, high-yield bonds are attractively priced on a historical basis, especially given low expected default rates, which are predicated on the avoidance of a significant slowdown in U.S. economic growth. During the period, we introduced a position in Treasury Inflation Protected Securities (TIPS) to broaden the diversification of the portfolio and as a hedge against future inflation.

In addition to positive tactical allocations, Columbia LifeGoal Income Portfolio benefited from strong performance of several of its underlying funds. For the period, Columbia European Equity Fund, Columbia Dividend Opportunity Fund and Columbia Small Cap Value Fund II outperformed their respective benchmarks by comfortable margins. Columbia Dividend Income Fund delivered disappointing performance relative to its benchmark, as did Columbia Energy and Natural Resources Fund and Columbia Real Estate Equity Fund. However, the latter two generated double-digit gains for the portfolio and, as such, added nicely to its overall return.

Looking ahead

We are optimistic on the potential for 2011. We expect positive GDP growth in the range of 2.5% to 3.5%. Monetary stimulus continues, but its effect on the economy is constrained by

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Net asset value per share

as of 03/31/11 ($)

Class A	10.31
Class B	10.29
Class C	10.28
Class Z	10.31

Distributions declared per share

04/01/10 – 03/31/11 ($)

Class A	0.29
Class B	0.22
Class C	0.22
Class Z	0.32

21

Portfolio Managers' Report (continued) – Columbia LifeGoal Income Portfolio

Portfolio Allocation

as of 03/31/11 (%)

Columbia Bond Fund	23.2
Columbia Corporate Income Fund	14.6
Columbia Income Opportunities Fund	12.3
Mortgage- and Asset- Backed Portfolio	9.7
Columbia Short Term Bond Fund	7.7
Columbia Convertible Securities Fund	5.0
Columbia Dividend Income Fund	4.6
Columbia Energy and Natural Resources Fund	3.0
Columbia U.S. Treasury Index Fund	2.5
Columbia U.S. Government Mortgage Fund	2.2
BofA Cash Reserves	2.0
Columbia European Equity Fund	2.0
Columbia Real Estate Equity Fund	1.9
Columbia International Bond Fund	1.5
Columbia Emerging Markets Bond Fund	1.3
Columbia Small Cap Value Fund II	0.5
Columbia Small Cap Value Fund I	0.5
Columbia Dividend Opportunity Fund	0.3
U.S. Government Obligations	5.2

Portfolio allocation is calculated as a percentage of total investments.

structural challenges, including the continuing housing recession, ongoing deleveraging by households and the weak labor market. Still, the stimulus and related liquidity is finding its way into markets and will be a continuing support. In this environment, the portfolio favors equities relative to bonds, and within equities, we favor domestic stocks over international. Domestically, we favor higher quality and larger companies. A small position in international equities was added during the year to broaden the fund's diversification. In fixed income, the portfolio continues to have exposure to a broad range of investment-grade and high-yield bonds, Treasuries and TIPS. As we move forward, we will continue to monitor geopolitical risks and their potential impacts on the markets.

Portfolio characteristics and holdings are subject to change periodically and may not be representative of current characteristics and holdings. The outlook for the fund may differ from that presented for other Columbia Funds.

Columbia LifeGoal Portfolios reserve the right to add or remove underlying funds at any time.

The portfolio is a "fund of funds." A fund of funds bears its allocable share of the costs and expenses of the underlying funds in which it invests. Such funds are thus subject to two levels of fees and a potentially higher expense ratio than would be associated with an investment in a fund that invests and trades directly in financial instruments under the direction of a single manager. Risks include stock market fluctuations due to business and economic developments.

Equity securities are subject to stock market fluctuations that occur in response to economic and business developments.

Stocks of small- and mid-cap companies may pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies.

International investing involves special risks, including foreign taxation, currency risks, risks associated with possible differences in financial standards and other risks associated with future political and economic developments.

Investing in fixed-income securities may involve certain risks, including the credit quality of individual issuers, possible prepayments, market or economic developments and yields and share price fluctuations due to changes in interest rates. When interest rates go up, bond prices typically drop, and vice versa.

Investments in high-yield bonds (sometimes referred to as "junk" bonds) offer the potential for high current income and attractive total return, but involve certain risks. Changes in economic conditions or other circumstances may adversely affect a high-yield bond issuer's ability to make principal and interest payments. High-yield bonds issued by foreign entities have greater potential risks, including less regulation, currency fluctuation, economic instability and political developments.

22

Investment Portfolio – Columbia LifeGoal Growth Portfolio

March 31, 2011

Investment Companies (a) – 100.2%
	Shares	Value ($)
Columbia Acorn International, Class I	274,929	11,401,289
Columbia Acorn USA, Class I	399,398	12,269,499
Columbia Bond Fund, Class I	1,446,824	13,383,124
Columbia Contrarian Core Fund, Class I	1,651,924	24,844,944
Columbia Convertible Securities Fund, Class I	728,730	11,368,189
Columbia Corporate Income Fund, Class I	437,607	4,249,166
Columbia Dividend Income Fund, Class I	688,810	9,416,030
Columbia Dividend Opportunity Fund, Class I	159,879	1,328,593
Columbia Emerging Markets Fund, Class I	2,256,219	25,901,393
Columbia Energy and Natural Resources Fund, Class I	1,185,365	30,463,868
Columbia European Equity Fund, Class I	1,487,895	9,195,188
Columbia International Value Fund, Class I	1,045,976	15,292,170
Columbia Large Cap Core Fund, Class I	1,615,787	22,217,076
Columbia Large Cap Growth Fund, Class I	586,069	14,892,022
Columbia Large Cap Value Fund, Class I	894,050	10,683,897
Columbia Large Value Quantitative Fund, Class I	1,423,637	10,805,408
Columbia Marsico Focused Equities Fund, Class I	553,926	13,482,568
Columbia Marsico International Opportunities Fund, Class I	1,290,033	15,622,300
Columbia Mid Cap Growth Fund, Class I	1,050,686	30,616,995
Columbia Mid Cap Value Fund, Class I	2,110,678	30,414,875
Columbia Pacific/Asia Fund, Class I	894,663	7,703,049
Columbia Real Estate Equity Fund, Class I	778,438	10,127,477
Columbia Select Large Cap Growth Fund, Class I	1,285,806	17,679,838
Columbia Small Cap Growth Fund I, Class I	165,427	5,826,333
Columbia Small Cap Growth Fund II, Class Z	432,226	5,826,413
Columbia Small Cap Value Fund I, Class I	240,272	11,900,685

	Shares	Value ($)
Columbia Small Cap Value Fund II, Class I	787,722	11,894,609
Columbia U.S. Treasury Index Fund, Class I	355,076	3,916,493
Columbia Value and Restructuring Fund, Class I	203,582	10,795,972
Total Investment Companies (cost of $321,777,645)		403,519,463
Total Investments – 100.2% (cost of $321,777,645) (b)		403,519,463
Other Assets & Liabilities, Net – (0.2)%		(895,233)
Net Assets – 100.0%		402,624,230

Notes to Investment Portfolio:

(a)  Mutual funds registered under the Investment Company Act of 1940, as amended, and advised by Columbia Management Investment Advisers, LLC or one of its affiliates.

(b)  Cost for federal income tax purposes is $332,115,696.

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Portfolio categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Portfolio's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

• Level 1—Valuations based on quoted prices for investments in active markets that the Portfolio has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

• Level 2—Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

• Level 3—Valuations based on significant unobservable inputs (including the Portfolio's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Portfolio uses prices and

See Accompanying Notes to Financial Statements.

23

Columbia LifeGoal Growth Portfolio

March 31, 2011

inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy. Non-U.S. equity securities actively traded in foreign markets may be reflected in Level 2 despite the availability of closing prices, because the Portfolio evaluates and determines whether those closing prices reflect fair value at the close of the New York Stock Exchange (NYSE) or require adjustment, as described in Note 2 to the financial statements—Security Valuation.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Portfolio's investments as of March 31, 2011:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Total Investment Companies	$403,519,463	$—	$—	$403,519,463
Total Investments	$403,519,463	$—	$—	$403,519,463

There were no significant transfers of financial assets between Levels 1 and 2 during the period.

See Accompanying Notes to Financial Statements.

24

Investment Portfolio – Columbia LifeGoal Balanced Growth Portfolio

March 31, 2011

Investment Companies – 98.6%
	Shares	Value ($)
BofA Cash Reserves, Capital Class Shares (a)	2,834,597	2,834,597
Columbia Acorn International, Class I (b)	202,219	8,386,028
Columbia Acorn USA, Class I (b)	333,164	10,234,808
Columbia Bond Fund, Class I (b)	7,401,077	68,459,961
Columbia Contrarian Core Fund, Class I (b)	1,474,183	22,171,706
Columbia Convertible Securities Fund, Class I (b)	742,336	11,580,439
Columbia Corporate Income Fund, Class I (b)	4,137,377	40,173,935
Columbia Dividend Income Fund, Class I (b)	1,167,200	15,955,629
Columbia Dividend Opportunity Fund, Class I (b)	230,061	1,911,804
Columbia Emerging Markets Bond Fund, Class I (b)	295,815	3,330,874
Columbia Emerging Markets Fund, Class I (b)	2,155,860	24,749,270
Columbia Energy and Natural Resources Fund, Class I (b)	1,588,816	40,832,579
Columbia European Equity Fund, Class I (b)	1,208,137	7,466,289
Columbia Income Opportunities Fund, Class I (b)	3,903,911	37,985,057
Columbia International Bond Fund, Class I (b)	299,010	3,319,010
Columbia International Value Fund, Class I (b)	1,157,192	16,918,148
Columbia Large Cap Core Fund, Class I (b)	1,619,782	22,271,999
Columbia Large Cap Growth Fund, Class I (b)	822,829	20,908,093
Columbia Large Cap Value Fund, Class I (b)	725,696	8,672,068
Columbia Large Value Quantitative Fund, Class I (b)	1,149,804	8,727,014
Columbia Marsico Focused Equities Fund, Class I (b)	479,165	11,662,876
Columbia Marsico International Opportunities Fund, Class I (b)	1,429,698	17,313,641
Columbia Mid Cap Growth Fund, Class I (b)	905,850	26,396,457
Columbia Mid Cap Value Fund, Class I (b)	1,816,096	26,169,938
Columbia Pacific/Asia Fund, Class I (b)	1,018,524	8,769,494
Columbia Real Estate Equity Fund, Class I (b)	1,338,341	17,411,821

	Shares	Value ($)
Columbia Select Large Cap Growth Fund, Class I (b)	924,248	12,708,411
Columbia Small Cap Growth Fund I, Class I (b)	125,391	4,416,286
Columbia Small Cap Growth Fund II, Class Z (b)	436,648	5,886,019
Columbia Small Cap Value Fund I, Class I (b)	205,869	10,196,672
Columbia Small Cap Value Fund II, Class I (b)	673,925	10,176,271
Columbia U.S. Government Mortgage Fund, Class I (b)	1,251,451	6,657,719
Columbia U.S. Treasury Index Fund, Class I (b)	212,213	2,340,707
Columbia Value and Restructuring Fund, Class I (b)	164,888	8,744,035
Mortgage- and Asset-Backed Portfolio (b)	2,310,304	21,716,855
Total Investment Companies (cost of $477,561,440)		567,456,510
Government Obligations – 1.5%
	Par ($)
U.S. Government Obligations – 1.5%
U.S. Treasury Inflation Indexed Bonds 2.125% 02/15/40	183,373	193,903
2.375% 01/15/25	1,209,015	1,357,213
3.875% 04/15/29	1,178,681	1,577,222
U.S. Treasury Inflation Indexed Notes 1.125% 01/15/21	85,558	86,775
1.625% 01/15/15	1,026,304	1,112,497
1.875% 07/15/13	671,367	726,178
2.000% 01/15/14	798,419	870,027
2.000% 01/15/16	698,916	771,646
2.125% 01/15/19	784,561	875,460
2.625% 07/15/17	573,696	658,899
3.000% 07/15/12	465,359	498,444
U.S. Government Obligations Total		8,728,264
Total Government Obligations (cost of $8,420,891)		8,728,264
Total Investments – 100.1% (cost of $485,982,331) (c)		576,184,774
Other Assets & Liabilities, Net – (0.1)%		(776,370)
Net Assets – 100.0%		575,408,404

See Accompanying Notes to Financial Statements.

25

Columbia LifeGoal Balanced Growth Portfolio

March 31, 2011

Notes to Investment Portfolio:

(a)  As of May 1, 2010, this security was no longer an affiliate of the Portfolio.

(b)  Mutual funds registered under the Investment Company Act of 1940, as amended, and advised by Columbia Management Investment Advisers, LLC or one of its affiliates.

(c)  Cost for federal income tax purposes is $496,601,180.

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Portfolio categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Portfolio's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

• Level 1—Valuations based on quoted prices for investments in active markets that the Portfolio has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

• Level 2—Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

• Level 3—Valuations based on significant unobservable inputs (including the Portfolio's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Portfolio uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy. Non-U.S. equity securities actively traded in foreign markets may be reflected in Level 2 despite the availability of closing prices, because the Portfolio evaluates and determines whether those closing prices reflect fair value at the close of the New York Stock Exchange (NYSE) or require adjustment, as described in Note 2 to the financial statements—Security Valuation.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Portfolio's investments as of March 31, 2011:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Total Investment Companies	$567,456,510	$—	$—	$567,456,510
Total Government Obligations	8,728,264	—	—	8,728,264
Total Investments	$576,184,774	$—	$—	$576,184,774

There were no significant transfers of financial assets between Levels 1 and 2 during the period.

See Accompanying Notes to Financial Statements.

26

Investment Portfolio – Columbia LifeGoal Income and Growth Portfolio

March 31, 2011

Investment Companies – 97.2%
	Shares	Value ($)
BofA Cash Reserves, Capital Class Shares (a)	678,051	678,051
Columbia Acorn International, Class I (b)	2,211	91,698
Columbia Acorn USA, Class I (b)	37,446	1,150,342
Columbia Bond Fund, Class I (b)	2,670,195	24,699,301
Columbia Contrarian Core Fund, Class I (b)	211,580	3,182,166
Columbia Convertible Securities Fund, Class I (b)	262,687	4,097,914
Columbia Corporate Income Fund, Class I (b)	1,572,517	15,269,145
Columbia Dividend Income Fund, Class I (b)	325,141	4,444,673
Columbia Dividend Opportunity Fund, Class I (b)	55,035	457,340
Columbia Emerging Markets Bond Fund, Class I (b)	121,284	1,365,657
Columbia Emerging Markets Fund, Class I (b)	375,811	4,314,314
Columbia Energy and Natural Resources Fund, Class I (b)	266,564	6,850,702
Columbia European Equity Fund, Class I (b)	153,832	950,679
Columbia Income Opportunities Fund, Class I (b)	1,506,772	14,660,892
Columbia International Bond Fund, Class I (b)	143,040	1,587,739
Columbia International Value Fund, Class I (b)	45,708	668,258
Columbia Large Cap Core Fund, Class I (b)	232,340	3,194,673
Columbia Large Cap Growth Fund, Class I (b)	85,596	2,175,005
Columbia Large Value Quantitative Fund, Class I (b)	180,856	1,372,697
Columbia Marsico Focused Equities Fund, Class I (b)	56,384	1,372,386
Columbia Marsico International Opportunities Fund, Class I (b)	56,147	679,935
Columbia Mid Cap Growth Fund, Class I (b)	118,171	3,443,492
Columbia Mid Cap Value Fund, Class I (b)	238,072	3,430,611
Columbia Pacific/Asia Fund, Class I (b)	96,705	832,626
Columbia Real Estate Equity Fund, Class I (b)	212,342	2,762,568
Columbia Select Large Cap Growth Fund, Class I (b)	200,381	2,755,243

	Shares	Value ($)
Columbia Short Term Bond Fund, Class I (b)	867,189	8,611,188
Columbia Small Cap Growth Fund I, Class I (b)	32,453	1,142,991
Columbia Small Cap Value Fund I, Class I (b)	20,888	1,034,567
Columbia Small Cap Value Fund II, Class I (b)	68,369	1,032,365
Columbia U.S. Government Mortgage Fund, Class I (b)	427,561	2,274,625
Columbia U.S. Treasury Index Fund, Class I (b)	173,756	1,916,529
Mortgage- and Asset-Backed Portfolio (b)	1,023,179	9,617,881
Total Investment Companies (cost of $120,188,106)		132,118,253
Government Obligations – 3.1%
	Par ($)
U.S. Government Obligations – 3.1%
U.S. Treasury Inflation Indexed Bonds 2.125% 02/15/40	81,499	86,179
2.375% 01/15/25	566,543	635,989
3.875% 04/15/29	535,764	716,919
U.S. Treasury Inflation Indexed Notes 1.125% 01/15/21	135,887	137,819
1.625% 01/15/15	478,557	518,748
1.875% 07/15/13	317,701	343,638
2.000% 01/15/14	381,334	415,536
2.000% 01/15/16	321,723	355,202
2.125% 01/15/19	369,205	411,981
2.625% 07/15/17	265,600	305,046
3.000% 07/15/12	208,187	222,988
U.S. Government Obligations Total		4,150,045
Total Government Obligations (cost of $3,992,628)		4,150,045
Total Investments – 100.3% (cost of $124,180,734) (c)		136,268,298
Other Assets & Liabilities, Net – (0.3)%		(361,832)
Net Assets – 100.0%		135,906,466

Notes to Investment Portfolio:

(a)  As of May 1, 2010, this security was no longer an affiliate of the Portfolio.

(b)  Mutual funds registered under the Investment Company Act of 1940, as amended, and advised by Columbia Management Investment Advisers, LLC or one of its affiliates.

(c)  Cost for federal income tax purposes is $127,391,681.

See Accompanying Notes to Financial Statements.

27

Columbia LifeGoal Income and Growth Portfolio

March 31, 2011

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Portfolio categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Portfolio's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

• Level 1—Valuations based on quoted prices for investments in active markets that the Portfolio has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

• Level 2—Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

• Level 3—Valuations based on significant unobservable inputs (including the Portfolio's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Portfolio uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy. Non-U.S. equity securities actively traded in foreign markets may be reflected in Level 2 despite the availability of closing prices, because the Portfolio evaluates and determines whether those closing prices reflect fair value at the close of the New York Stock Exchange (NYSE) or require adjustment, as described in Note 2 to the financial statements—Security Valuation.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Portfolio's investments as of March 31, 2011:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Total Investment Companies	$132,118,253	$—	$—	$132,118,253
Total Government Obligations	4,150,045	—	—	4,150,045
Total Investments	$136,268,298	$—	$—	$136,268,298

There were no significant transfers of financial assets between Levels 1 and 2 during the period.

See Accompanying Notes to Financial Statements.

28

Investment Portfolio – Columbia LifeGoal Income Portfolio

March 31, 2011

Investment Companies – 95.1%
	Shares	Value ($)
BofA Cash Reserves, Capital Class Shares (a)	539,496	539,496
Columbia Bond Fund, Class I (b)	677,066	6,262,861
Columbia Convertible Securities Fund, Class I (b)	86,415	1,348,069
Columbia Corporate Income Fund, Class I (b)	404,310	3,925,853
Columbia Dividend Income Fund, Class I (b)	91,273	1,247,706
Columbia Dividend Opportunity Fund, Class I (b)	10,843	90,107
Columbia Emerging Markets Bond Fund, Class I (b)	31,983	360,128
Columbia Energy and Natural Resources Fund, Class I (b)	31,181	801,349
Columbia European Equity Fund, Class I (b)	85,342	527,414
Columbia Income Opportunities Fund, Class I (b)	340,314	3,311,255
Columbia International Bond Fund, Class I (b)	36,454	404,635
Columbia Mid Cap Value Fund, Class I (b)	— (c)	1
Columbia Real Estate Equity Fund, Class I (b)	39,309	511,408
Columbia Short Term Bond Fund, Class I (b)	208,465	2,070,053
Columbia Small Cap Value Fund I, Class I (b)	2,719	134,695
Columbia Small Cap Value Fund II, Class I (b)	8,953	135,191
Columbia U.S. Government Mortgage Fund, Class I (b)	110,006	585,232
Columbia U.S. Treasury Index Fund, Class I (b)	60,999	672,820
Mortgage- and Asset-Backed Portfolio (b)	277,645	2,609,858
Total Investment Companies (cost of $23,815,902)		25,538,131
Government Obligations – 5.2%
	Par ($)
U.S. Government Obligations – 5.2%
U.S. Treasury Inflation Indexed Bonds 2.125% 02/15/40	35,656	37,703
2.375% 01/15/25	198,582	222,924
3.875% 04/15/29	174,123	232,999

	Par ($)	Value ($)
U.S. Treasury Inflation Indexed Notes 1.625% 01/15/15	167,207	181,249
1.875% 07/15/13	101,904	110,223
2.000% 01/15/14	131,084	142,840
2.000% 01/15/16	116,486	128,608
2.125% 01/15/19	133,324	148,771
2.625% 07/15/17	95,616	109,818
3.000% 07/15/12	73,478	78,702
U.S. Government Obligations Total		1,393,837
Total Government Obligations (cost of $1,340,347)		1,393,837
Total Investments – 100.3% (cost of $25,156,249) (d)		26,931,968
Other Assets & Liabilities, Net – (0.3)%		(85,339)
Net Assets – 100.0%		26,846,629

Notes to Investment Portfolio:

(a)  As of May 1, 2010, this security was no longer an affiliate of the Portfolio.

(b)  Mutual funds registered under the Investment Company Act of 1940, as amended, and advised by Columbia Management Investment Advisers, LLC or one of its affiliates.

(c)  Fraction of a share.

(d)  Cost for federal income tax purposes is $26,275,949.

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Portfolio categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Portfolio's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

• Level 1—Valuations based on quoted prices for investments in active markets that the Portfolio has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

• Level 2—Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

• Level 3—Valuations based on significant unobservable inputs (including the Portfolio's own assumptions and judgment in determining the fair value of investments).

See Accompanying Notes to Financial Statements.

29

Columbia LifeGoal Income Portfolio

March 31, 2011

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Portfolio uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy. Non-U.S. equity securities actively traded in foreign markets may be reflected in Level 2 despite the availability of closing prices, because the Portfolio evaluates and determines whether those closing prices reflect fair value at the close of the New York Stock Exchange (NYSE) or require adjustment, as described in Note 2 to the financial statements—Security Valuation.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Portfolio's investments as of March 31, 2011:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Total Investment Companies	$25,538,131	$—	$—	$25,538,131
Total Government Obligations	1,393,837	—	—	1,393,837
Total Investments	$26,931,968	$—	$—	$26,931,968

There were no significant transfers of financial assets between Levels 1 and 2 during the period.

See Accompanying Notes to Financial Statements.

30

Statements of Assets and Liabilities – Columbia LifeGoal Portfolios
March 31, 2011

	($)	($)	($)	($)
	Columbia LifeGoal Growth Portfolio	Columbia LifeGoal Balanced Growth Portfolio	Columbia LifeGoal Income and Growth Portfolio	Columbia LifeGoal Income Portfolio
Assets
Affiliated investments, at identified cost	321,777,645	474,726,843	119,510,055	23,276,406
Unaffiliated investments, at identified cost	—	11,255,488	4,670,679	1,879,843
Total investments, at identified cost	321,777,645	485,982,331	124,180,734	25,156,249
Affiliated investments, at value	403,519,463	564,621,913	131,440,202	24,998,635
Unaffiliated investments, at value	—	11,562,861	4,828,096	1,933,333
Total investments, at value	403,519,463	576,184,774	136,268,298	26,931,968
Cash	—	34,905	41,986	19,209
Receivable for:
Investments sold	101,288	711,555	—	88,277
Portfolio shares sold	360,085	504,731	150,956	3,556
Interest	—	49,819	23,200	7,794
Expense reimbursement due from Investment Manager	—	—	—	22,103
Prepaid expenses	—	—	—	19
Total Assets	403,980,836	577,485,784	136,484,440	27,072,926
Liabilities
Payable for:
Investments purchased	—	—	24,367	—
Portfolio shares repurchased	1,086,199	1,701,163	468,376	106,106
Investment advisory fee	84,249	121,678	28,845	1,953
Administration fee	—	—	—	831
Pricing and bookkeeping fees	—	—	—	2,194
Transfer agent fee	—	—	—	11,837
Trustees' fees	—	—	—	41,894
Audit fee	—	—	—	21,201
Legal fee	—	—	—	24,097
Custody fee	—	—	—	596
Distribution and service fees	165,007	254,539	56,386	11,789
Plan administration services fee—Class R4	— *	—	—	—
Chief compliance officer expenses	—	—	—	203
Merger costs	21,151	—	—	—
Other liabilities	—	—	—	3,596
Total Liabilities	1,356,606	2,077,380	577,974	226,297
Net Assets	402,624,230	575,408,404	135,906,466	26,846,629
Net Assets Consist of
Paid-in capital	406,537,561	547,362,601	132,791,489	27,024,984
Undistributed net investment income	180,416	328,801	134,174	34,279
Accumulated net realized loss	(85,835,565)	(62,485,441)	(9,106,761)	(1,988,353)
Net unrealized appreciation (depreciation) on investments	81,741,818	90,202,443	12,087,564	1,775,719
Net Assets	402,624,230	575,408,404	135,906,466	26,846,629

*  Rounds to less than $1.00.

See Accompanying Notes to Financial Statements.

31

Statements of Assets and Liabilities – Columbia LifeGoal Portfolios
March 31, 2011 (continued)

	Columbia LifeGoal Growth Portfolio		Columbia LifeGoal Balanced Growth Portfolio		Columbia LifeGoal Income and Growth Portfolio		Columbia LifeGoal Income Portfolio
Class A
Net assets	$201,436,888		$291,757,852		$63,807,198		$13,213,893
Shares outstanding	16,444,771		25,129,273		5,859,661		1,282,101
Net asset value and redemption price per share (a)	$12.25		$11.61		$10.89		$10.31
Maximum sales charge	5.75%		5.75%		5.75%		3.25%
Maximum offering price per share	$13.00	(b)	$12.32	(b)	$11.55	(b)	$10.66	(c)
Class B
Net assets	$74,402,889		$133,770,273		$26,181,102		$5,242,115
Shares outstanding	6,640,061		11,602,642		2,413,374		509,333
Net asset value and offering price per share (a)	$11.21		$11.53		$10.85		$10.29
Class C
Net assets	$70,437,409		$91,555,711		$23,651,118		$5,294,353
Shares outstanding	6,339,024		7,840,899		2,194,038		515,152
Net asset value and offering price per share (a)	$11.11		$11.68		$10.78		$10.28
Class R
Net assets	$1,462,661		$1,517,038		$428,276		—
Shares outstanding	120,458		130,773		39,302		—
Net asset value and offering price per share	$12.14		$11.60		$10.90		—
Class R4 (d)
Net assets	$2,538		—		—		—
Shares outstanding	204		—		—		—
Net asset value and offering price per share	$12.45	(e)	—		—		—
Class T (d)
Net assets	—		$2,526		—		—
Shares outstanding	—		218		—		—
Net asset value and redemption price per share (a)	—		$11.61	(e)	—		—
Maximum sales charge	—		5.75%		—		—
Maximum offering price per share	—		$12.32		—		—
Class Z
Net assets	$54,881,845		$56,805,004		$21,838,772		$3,096,268
Shares outstanding	4,407,181		4,898,464		2,025,683		300,330
Net asset value and offering price per share	$12.45		$11.60		$10.78		$10.31

(a)  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)  On sales of $50,000 or more the offering price is reduced.

(c)  On sales of $100,000 or more the offering price is reduced.

(d)  Class R4 and Class T shares commenced operations on March 7, 2011.

(e)  Net asset value rounds to this amount per share due to fractional shares outstanding.

See Accompanying Notes to Financial Statements.

32

Statements of Operations – Columbia LifeGoal Portfolios
For the Year Ended March 31, 2011

	($)	($)	($)	($)
	Columbia LifeGoal Growth Portfolio(a)	Columbia LifeGoal Balanced Growth Portfolio(b)	Columbia LifeGoal Income and Growth Portfolio	Columbia LifeGoal Income Portfolio
Investment Income
Dividends from affiliates	4,565,269	12,255,227	4,036,742	983,931
Dividends	39,407	62,826	15,864	729
Interest	—	237,505	108,224	33,650
Total Investment Income	4,604,676	12,555,558	4,160,830	1,018,310
Expenses
Investment advisory fee	939,753	1,395,306	345,101	17,230
Administration fee	—	—	—	34,111
Distribution and service fees:
Class A	451,913	647,058	149,635	33,878
Distribution fee:
Class B	599,244	1,159,439	249,923	46,023
Class C	492,500	651,082	174,555	38,526
Class R	8,305	10,170	2,617	—
Service fee:
Class B	199,748	386,480	83,308	15,341
Class C	164,167	217,027	58,185	12,842
Shareholder services fee:
Class T	—	— *	—	—
Plan administration services fee—Class R4	— *	—	—	—
Transfer agent fee	—	—	—	42,871
Pricing and bookkeeping fees	—	—	—	26,348
Trustees' fees	—	—	—	27,853
Custody fee	—	—	—	5,381
Registration fees	—	—	—	47,904
Audit fee	—	—	—	25,929
Legal fees	—	—	—	37,329
Chief compliance officer expenses	—	—	—	1,006
Merger costs	36,257	—	—	—
Other expenses	—	—	—	14,634
Expenses before interest expense	2,891,887	4,466,562	1,063,324	427,206
Interest expense	—	83	—	—
Total Expenses	2,891,887	4,466,645	1,063,324	427,206
Fees waived or expenses reimbursed by Investment Manager and/or administrator	—	—	—	(161,666)
Net Expenses	2,891,887	4,466,645	1,063,324	265,540
Net Investment Income	1,712,789	8,088,913	3,097,506	752,770

(a)  Class R4 shares commenced operations on March 7, 2011.

(b)  Class T shares commenced operations on March 7, 2011.

*  Rounds to less than $1.00.

See Accompanying Notes to Financial Statements.

33

Statements of Operations (continued) – Columbia LifeGoal Portfolios
For the Year Ended March 31, 2011

	($)	($)	($)	($)
	Columbia LifeGoal Growth Portfolio(a)	Columbia LifeGoal Balanced Growth Portfolio(b)	Columbia LifeGoal Income and Growth Portfolio	Columbia LifeGoal Income Portfolio
Net Realized and Unrealized Gain (Loss) on Investments and Capital Gains Distributions Received
Net realized gain (loss) on:
Affiliated investments	939,932	30,868,293	9,770,359	1,459,165
Unaffiliated investments	(140,002)	(99,979)	(23,695)	4,811
Capital gains distributions received from affiliates	3,120,734	3,244,910	665,096	20,145
Net realized gain	3,920,664	34,013,224	10,411,760	1,484,121
Net change in unrealized appreciation (depreciation) on investments	59,201,605	35,185,237	518,350	(384,859)
Net Gain	63,122,269	69,198,461	10,930,110	1,099,262
Net Increase Resulting from Operations	64,835,058	77,287,374	14,027,616	1,852,032

See Accompanying Notes to Financial Statements.

34

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Statements of Changes in Net Assets – Columbia LifeGoal Portfolios

Increase (Decrease) in Net Assets	Columbia LifeGoal Growth Portfolio		Columbia LifeGoal Balanced Growth Portfolio
	Year Ended March 31,		Year Ended March 31,
	2011 ($)(a)(b)	2010 ($)	2011 ($)(c)(d)	2010 ($)
Operations
Net investment income	1,712,789	849,551	8,088,913	11,354,374
Net realized gain (loss) on investments and capital gains distributions received	3,920,664	(15,019,054)	34,013,224	(22,053,973)
Net change in unrealized appreciation (depreciation) on investments	59,201,605	158,467,291	35,185,237	191,543,831
Net increase resulting from operations	64,835,058	144,297,788	77,287,374	180,844,232
Distributions to Shareholders
From net investment income:
Class A	(1,169,632)	(354,759)	(4,512,130)	(5,327,779)
Class B	(135,848)	(72,537)	(1,529,833)	(3,029,203)
Class C	(124,109)	(49,902)	(857,409)	(1,330,248)
Class R	(6,818)	(2,306)	(31,530)	(37,238)
Class R4	(8)	—	—	—
Class T	—	—	(6)	—
Class Z	(398,565)	(102,921)	(1,130,790)	(1,522,123)
Total distributions to shareholders	(1,834,980)	(582,425)	(8,061,698)	(11,246,591)
Net Capital Stock Transactions	(52,207,149)	(22,899,343)	(74,373,436)	(26,500,404)
Increase from regulatory settlements	—	7,713	—	—
Total increase (decrease) in net assets	10,792,929	120,823,733	(5,147,760)	143,097,237
Net Assets
Beginning of period	391,831,301	271,007,568	580,556,164	437,458,927
End of period	402,624,230	391,831,301	575,408,404	580,556,164
Undistributed net investment income at end of period	180,416	274,839	328,801	279,115

(a)  Class R4 shares commenced operations on March 7, 2011.

(b)  Class R4 shares reflect activity for the period March 7, 2011 through March 31, 2011.

(c)  Class T shares commenced operations on March 7, 2011.

(d)  Class T shares reflect activity for the period March 7, 2011 through March 31, 2011.

See Accompanying Notes to Financial Statements.

Increase (Decrease) in Net Assets	Columbia LifeGoal Income and Growth Portfolio		Columbia LifeGoal Income Portfolio
	Year Ended March 31,		Year Ended March 31,
	2011 ($)	2010 ($)	2011 ($)	2010 ($)
Operations
Net investment income	3,097,506	4,079,078	752,770	1,076,274
Net realized gain (loss) on investments and capital gains distributions received	10,411,760	(1,712,275)	1,484,121	(514,103)
Net change in unrealized appreciation (depreciation) on investments	518,350	31,464,277	(384,859)	4,929,754
Net increase resulting from operations	14,027,616	33,831,080	1,852,032	5,491,925
Distributions to Shareholders
From net investment income:
Class A	(1,484,710)	(1,774,246)	(392,912)	(500,449)
Class B	(565,960)	(1,045,055)	(131,848)	(224,860)
Class C	(411,751)	(542,321)	(110,683)	(164,769)
Class R	(12,309)	(14,094)	—	—
Class R4	—	—	—	—
Class T	—	—	—	—
Class Z	(582,134)	(647,227)	(110,974)	(176,430)
Total distributions to shareholders	(3,056,864)	(4,022,943)	(746,417)	(1,066,508)
Net Capital Stock Transactions	(20,706,161)	(4,264,005)	(4,776,128)	(2,232,566)
Increase from regulatory settlements	—	—	—	—
Total increase (decrease) in net assets	(9,735,409)	25,544,132	(3,670,513)	2,192,851
Net Assets
Beginning of period	145,641,875	120,097,743	30,517,142	28,324,291
End of period	135,906,466	145,641,875	26,846,629	30,517,142
Undistributed net investment income at end of period	134,174	74,079	34,279	22,128

See Accompanying Notes to Financial Statements.

Statements of Changes in Net Assets – Capital Stock Activity

	Columbia LifeGoal Growth Portfolio
	Year Ended March 31, 2011(a)(b)		Year Ended March 31, 2010
	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	2,942,148	32,004,906	3,091,308	27,588,415
Distributions reinvested	60,451	628,610	43,067	335,160
Redemptions	(3,866,896)	(41,412,779)	(3,207,836)	(29,248,812)
Net increase (decrease)	(864,297)	(8,779,263)	(73,461)	(1,325,237)
Class B
Subscriptions	68,216	691,508	300,175	2,294,384
Distributions reinvested	5,672	55,098	9,589	68,850
Redemptions	(3,111,479)	(30,764,657)	(2,663,286)	(21,979,706)
Net decrease	(3,037,591)	(30,018,051)	(2,353,522)	(19,616,472)
Class C
Subscriptions	716,653	7,079,074	961,091	7,928,734
Distributions reinvested	6,456	65,447	5,627	40,063
Redemptions	(1,636,359)	(15,900,649)	(1,945,856)	(15,923,996)
Net decrease	(913,250)	(8,756,128)	(979,138)	(7,955,199)
Class R
Subscriptions	59,234	614,043	59,693	489,491
Distributions reinvested	634	6,814	298	2,306
Redemptions	(94,211)	(1,066,410)	(30,267)	(272,508)
Net increase (decrease)	(34,343)	(445,553)	29,724	219,289
Class R4
Subscriptions	204	2,500	—	—
Net increase	204	2,500	—	—
Class T
Subscriptions	—	—	—	—
Net increase	—	—	—	—
Class Z
Subscriptions	1,269,960	14,082,120	1,752,025	16,262,948
Distributions reinvested	8,249	90,214	7,159	56,483
Redemptions	(1,792,037)	(18,382,988)	(1,187,216)	(10,541,155)
Net increase (decrease)	(513,828)	(4,210,654)	571,968	5,778,276

(a)  Class R4 shares commenced operations on March 7, 2011.

(b)  Class R4 shares reflect activity for the period March 7, 2011 through March 31, 2011.

(c)  Class T shares commenced operations on March 7, 2011.

(d)  Class T shares reflect activity for the period March 7, 2011 through March 31, 2011.

See Accompanying Notes to Financial Statements.

	Columbia LifeGoal Balanced Growth Portfolio
	Year Ended March 31, 2011(c)(d)		Year Ended March 31, 2010
	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	6,541,121	69,860,832	4,803,386	44,609,724
Distributions reinvested	215,592	2,209,949	532,093	4,997,088
Redemptions	(5,615,106)	(59,795,287)	(4,546,857)	(42,351,740)
Net increase (decrease)	1,141,607	12,275,494	788,622	7,255,072
Class B
Subscriptions	213,510	2,293,757	589,083	5,178,715
Distributions reinvested	72,300	715,651	310,682	2,872,923
Redemptions	(6,505,211)	(68,380,032)	(4,573,702)	(41,976,618)
Net decrease	(6,219,401)	(65,370,624)	(3,673,937)	(33,924,980)
Class C
Subscriptions	966,168	10,322,022	1,437,027	13,435,382
Distributions reinvested	43,487	447,942	115,164	1,082,100
Redemptions	(1,674,694)	(17,771,209)	(1,846,000)	(17,014,082)
Net decrease	(665,039)	(7,001,245)	(293,809)	(2,496,600)
Class R
Subscriptions	116,201	1,182,795	60,150	539,862
Distributions reinvested	2,990	31,530	4,033	37,237
Redemptions	(158,727)	(1,747,133)	(121,078)	(1,160,141)
Net increase (decrease)	(39,536)	(532,808)	(56,895)	(583,042)
Class R4
Subscriptions	—	—	—	—
Net increase	—	—	—	—
Class T
Subscriptions	218	2,500	—	—
Net increase	218	2,500	—	—
Class Z
Subscriptions	1,292,743	13,769,633	1,506,119	13,977,974
Distributions reinvested	40,312	424,948	114,054	1,061,854
Redemptions	(2,794,570)	(27,941,334)	(1,268,234)	(11,790,682)
Net increase (decrease)	(1,461,515)	(13,746,753)	351,939	3,249,146

See Accompanying Notes to Financial Statements.

Statements of Changes in Net Assets (continued) – Capital Stock Activity

	Columbia LifeGoal Income and Growth Portfolio
	Year Ended March 31, 2011		Year Ended March 31, 2010
	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	1,770,333	18,308,738	1,792,223	16,683,536
Distributions reinvested	70,168	713,359	159,758	1,519,412
Redemptions	(2,041,585)	(20,875,315)	(1,470,993)	(13,754,411)
Net increase (decrease)	(201,084)	(1,853,218)	480,988	4,448,537
Class B
Subscriptions	102,115	1,035,407	209,608	1,919,007
Distributions reinvested	25,558	254,142	101,019	952,550
Redemptions	(1,763,643)	(18,113,872)	(1,290,520)	(12,149,208)
Net decrease	(1,635,970)	(16,824,323)	(979,893)	(9,277,651)
Class C
Subscriptions	344,262	3,500,601	555,399	5,176,368
Distributions reinvested	21,010	211,334	47,502	445,991
Redemptions	(517,115)	(5,270,481)	(565,216)	(5,289,047)
Net increase (decrease)	(151,843)	(1,558,546)	37,685	333,312
Class R
Subscriptions	24,212	251,076	24,710	228,170
Distributions reinvested	1,199	12,309	1,484	14,094
Redemptions	(41,743)	(439,144)	(15,095)	(140,807)
Net increase (decrease)	(16,332)	(175,759)	11,099	101,457
Class Z
Subscriptions	632,691	6,396,894	579,483	5,364,435
Distributions reinvested	24,952	254,906	43,544	408,286
Redemptions	(684,476)	(6,946,115)	(615,771)	(5,642,381)
Net increase (decrease)	(26,833)	(294,315)	7,256	130,340

See Accompanying Notes to Financial Statements.

	Columbia LifeGoal Income Portfolio
	Year Ended March 31, 2011		Year Ended March 31, 2010
	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	371,656	3,740,809	414,030	3,845,408
Distributions reinvested	24,375	243,966	44,786	422,811
Redemptions	(465,982)	(4,705,202)	(422,314)	(4,050,740)
Net increase (decrease)	(69,951)	(720,427)	36,502	217,479
Class B
Subscriptions	32,959	327,934	81,196	758,008
Distributions reinvested	6,838	68,016	20,424	192,117
Redemptions	(246,160)	(2,471,808)	(257,918)	(2,441,151)
Net decrease	(206,363)	(2,075,858)	(156,298)	(1,491,026)
Class C
Subscriptions	148,916	1,491,426	126,587	1,191,173
Distributions reinvested	6,200	61,918	14,092	132,492
Redemptions	(204,206)	(2,043,283)	(173,176)	(1,638,681)
Net increase (decrease)	(49,090)	(489,939)	(32,497)	(315,016)
Class R
Subscriptions	—	—	—	—
Distributions reinvested	—	—	—	—
Redemptions	—	—	—	—
Net increase (decrease)	—	—	—	—
Class Z
Subscriptions	278,353	2,786,284	204,365	1,949,223
Distributions reinvested	3,017	30,252	11,166	105,281
Redemptions	(432,823)	(4,306,440)	(285,245)	(2,698,507)
Net increase (decrease)	(151,453)	(1,489,904)	(69,714)	(644,003)

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia LifeGoal Growth Portfolio

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class A Shares	2011	2010	2009		2008		2007
Net Asset Value, Beginning of Period	$10.33	$6.68	$13.24		$14.69		$13.92
Income from Investment Operations:
Net investment income (a)	0.08	0.05	0.06		0.05		0.07
Net realized and unrealized gain (loss) on investments and capital gains distributions received	1.91	3.62	(4.12)		(0.59)		1.38
Total from investment operations	1.99	3.67	(4.06)		(0.54)		1.45
Less Distributions to Shareholders:
From net investment income	(0.07)	(0.02)	(0.03)		(0.05)		(0.05)
From net realized gains	—	—	(2.46)		(0.86)		(0.63)
From return of capital	—	—	(0.01)		—		—
Total distributions to shareholders	(0.07)	(0.02)	(2.50)		(0.91)		(0.68)
Increase from regulatory settlements	—	— (b)	—		—		—
Net Asset Value, End of Period	$12.25	$10.33	$6.68		$13.24		$14.69
Total return (c)	19.35%	55.04%	(37.62)%		(4.31)%		10.74%
Ratios to Average Net Assets/Supplemental Data:
Net expenses (d)	0.51%	0.50%	0.50	%(e)	0.50	%(e)	0.50%
Net investment income	0.72%	0.54%	0.68	%(e)	0.31	%(e)	0.31%
Portfolio turnover rate	36%	19%	45%		21%		8%
Net assets, end of period (000s)	$201,437	$178,769	$116,169		$210,861		$206,715

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Rounds to less than $(0.01) per share.

(c)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d)  Does not include expenses of the underlying investment companies in which the Portfolio invests. If these expenses were included, the expense ratios would have been higher.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia LifeGoal Growth Portfolio

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class B Shares	2011	2010	2009		2008		2007
Net Asset Value, Beginning of Period	$9.48	$6.17	$12.46		$13.93		$13.28
Income from Investment Operations:
Net investment loss (a)	— (b)	(0.02)	(0.01)		(0.06)		(0.04)
Net realized and unrealized gain (loss) on investments and capital gains distributions received	1.75	3.34	(3.80)		(0.55)		1.32
Total from investment operations	1.75	3.32	(3.81)		(0.61)		1.28
Less Distributions to Shareholders:
From net investment income	(0.02)	(0.01)	(0.01)		—		—
From net realized gains	—	—	(2.46)		(0.86)		(0.63)
From return of capital	—	—	(0.01)		—		—
Total distributions to shareholders	(0.02)	(0.01)	(2.48)		(0.86)		(0.63)
Increase from regulatory settlements	—	— (b)	—		—		—
Net Asset Value, End of Period	$11.21	$9.48	$6.17		$12.46		$13.93
Total return (c)	18.46%	53.78%	(37.99)%		(5.08)%		9.90%
Ratios to Average Net Assets/Supplemental Data:
Net expenses (d)	1.26%	1.25%	1.25	%(e)	1.25	%(e)	1.25%
Net investment loss	(0.05)%	(0.21)%	(0.09	)%(e)	(0.46	)%(e)	(0.45)%
Portfolio turnover rate	36%	19%	45%		21%		8%
Net assets, end of period (000s)	$74,403	$91,699	$74,197		$150,705		$170,971

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Rounds to less than $(0.01) per share.

(c)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)  Does not include expenses of the underlying investment companies in which the Portfolio invests. If these expenses were included, the expense ratios would have been higher.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia LifeGoal Growth Portfolio

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class C Shares	2011	2010	2009		2008		2007
Net Asset Value, Beginning of Period	$9.40	$6.12	$12.38		$13.85		$13.20
Income from Investment Operations:
Net investment loss (a)	— (b)	(0.02)	(0.01)		(0.06)		(0.04)
Net realized and unrealized gain (loss) on investments and capital gains distributions received	1.73	3.31	(3.77)		(0.55)		1.32
Total from investment operations	1.73	3.29	(3.78)		(0.61)		1.28
Less Distributions to Shareholders:
From net investment income	(0.02)	(0.01)	(0.01)		—		—
From net realized gains	—	—	(2.46)		(0.86)		(0.63)
From return of capital	—	—	(0.01)		—		—
Total distributions to shareholders	(0.02)	(0.01)	(2.48)		(0.86)		(0.63)
Increase from regulatory settlements	—	— (b)	—		—		—
Net Asset Value, End of Period	$11.11	$9.40	$6.12		$12.38		$13.85
Total return (c)	18.41%	53.73%	(37.99)%		(5.11)%		9.97%
Ratios to Average Net Assets/Supplemental Data:
Net expenses (d)	1.26%	1.25%	1.25	%(e)	1.25	%(e)	1.25%
Net investment loss	(0.04)%	(0.21)%	(0.09	)%(e)	(0.41	)%(e)	(0.43)%
Portfolio turnover rate	36%	19%	45%		21%		8%
Net assets, end of period (000s)	$70,437	$68,150	$50,343		$98,889		$96,558

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Rounds to less than $0.01 per share.

(c)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)  Does not include expenses of the underlying investment companies in which the Portfolio invests. If these expenses were included, the expense ratios would have been higher.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.
See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia LifeGoal Growth Portfolio

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class R Shares	2011	2010	2009		2008		2007
Net Asset Value, Beginning of Period	$10.25	$6.64	$13.19		$14.67		$13.92
Income from Investment Operations:
Net investment income (a)	0.06	0.03	0.04		0.02		0.14
Net realized and unrealized gain (loss) on investments and capital gains distributions received	1.88	3.60	(4.10)		(0.60)		1.27
Total from investment operations	1.94	3.63	(4.06)		(0.58)		1.41
Less Distributions to Shareholders:
From net investment income	(0.05)	(0.02)	(0.02)		(0.04)		(0.03)
From net realized gains	—	—	(2.46)		(0.86)		(0.63)
From return of capital	—	—	(0.01)		—		—
Total distributions to shareholders	(0.05)	(0.02)	(2.49)		(0.90)		(0.66)
Increase from regulatory settlements	—	— (b)	—		—		—
Net Asset Value, End of Period	$12.14	$10.25	$6.64		$13.19		$14.67
Total return (c)	18.99%	54.68%	(37.76)%		(4.65)%		10.45%
Ratios to Average Net Assets/Supplemental Data:
Net expenses (d)	0.76%	0.75%	0.75	%(e)	0.75	%(e)	0.75%
Net investment income	0.54%	0.29%	0.45	%(e)	0.12	%(e)	0.76%
Portfolio turnover rate	36%	19%	45%		21%		8%
Net assets, end of period (000s)	$1,463	$1,586	$831		$1,206		$1,169

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Rounds to less than $0.01 per share.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Does not include expenses of the underlying investment companies in which the Portfolio invests. If these expenses were included, the expense ratios would have been higher.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia LifeGoal Growth Portfolio

Selected data for a share outstanding throughout the period is as follows:

Class R4 Shares	Period Ended March 31, 2011 (a)
Net Asset Value, Beginning of Period	$12.27
Income from Investment Operations:
Net investment income (b)	0.01
Net realized and unrealized gain on investments and capital gains distributions received	0.21
Total from investment operations	0.22
Less Distributions to Shareholders:
From net investment income	(0.04)
Total distributions to shareholders	(0.04)
Net Asset Value, End of Period	$12.45
Total return (c)(d)	1.77%
Ratios to Average Net Assets/Supplemental Data:
Net expenses (e)(f)	0.51%
Net investment income (f)	0.68%
Portfolio turnover rate (d)	36%
Net assets, end of period (000s)	$3

(a)  Class R4 shares commenced operations on March 7, 2011. Per share data and total return reflect activity from that date.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Not annualized.

(e)  Does not include expenses of the underlying investment companies in which the Portfolio invests. If these expenses were included, the expense ratios would have been higher.

(f)  Annualized.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia LifeGoal Growth Portfolio

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class Z Shares	2011	2010	2009		2008		2007
Net Asset Value, Beginning of Period	$10.49	$6.78	$13.37		$14.80		$14.01
Income from Investment Operations:
Net investment income (a)	0.11	0.07	0.09		0.16		0.10
Net realized and unrealized gain (loss) on investments and capital gains distributions received	1.94	3.66	(4.17)		(0.66)		1.40
Total from investment operations	2.05	3.73	(4.08)		(0.50)		1.50
Less Distributions to Shareholders:
From net investment income	(0.09)	(0.02)	(0.04)		(0.07)		(0.08)
From net realized gains	—	—	(2.46)		(0.86)		(0.63)
From return of capital	—	—	(0.01)		—		—
Total distributions to shareholders	(0.09)	(0.02)	(2.51)		(0.93)		(0.71)
Increase from regulatory settlements	—	— (b)	—		—		—
Net Asset Value, End of Period	$12.45	$10.49	$6.78		$13.37		$14.80
Total return (c)	19.64%	55.20%	(37.38)%		(4.02)%		11.01%
Ratios to Average Net Assets/Supplemental Data:
Net expenses (d)	0.26%	0.25%	0.25	%(e)	0.25	%(e)	0.25%
Net investment income	0.97%	0.78%	0.90	%(e)	1.07	%(e)	0.55%
Portfolio turnover rate	36%	19%	45%		21%		8%
Net assets, end of period (000s)	$54,882	$51,627	$29,467		$55,202		$252,536

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Rounds to less than $0.01 per share.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Does not include expenses of the underlying investment companies in which the Portfolio invests. If these expenses were included, the expense ratios would have been higher.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia LifeGoal Balanced Growth Portfolio

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class A Shares	2011		2010	2009		2008		2007
Net Asset Value, Beginning of Period	$10.23		$7.33	$11.36		$12.38		$11.86
Income from Investment Operations:
Net investment income (a)	0.19		0.23	0.22		0.25		0.26
Net realized and unrealized gain (loss) on investments and capital gains distributions received	1.37		2.89	(2.91)		(0.45)		0.88
Total from investment operations	1.56		3.12	(2.69)		(0.20)		1.14
Less Distributions to Shareholders:
From net investment income	(0.18)		(0.22)	(0.22)		(0.25)		(0.26)
From net realized gains	—		—	(1.12)		(0.57)		(0.36)
Total distributions to shareholders	(0.18)		(0.22)	(1.34)		(0.82)		(0.62)
Net Asset Value, End of Period	$11.61		$10.23	$7.33		$11.36		$12.38
Total return (b)	15.48%		42.94%	(26.48)%		(1.99)%		9.95%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (c)	0.50%		0.50%	0.50	%(e)	0.50	%(e)	0.50%
Interest expense	—	%(d)	—	—		—		—
Net expenses (c)	0.50%		0.50%	0.50	%(e)	0.50	%(e)	0.50%
Net investment income	1.75%		2.45%	2.44	%(e)	2.05	%(e)	2.17%
Portfolio turnover rate	68%		27%	47%		18%		18%
Net assets, end of period (000s)	$291,758		$245,327	$170,155		$275,576		$266,506

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(c)  Does not include expenses of the underlying investment companies in which the Portfolio invests. If these expenses were included, the expense ratios would have been higher.

(d)  Rounds to less than 0.01%.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia LifeGoal Balanced Growth Portfolio

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class B Shares	2011		2010	2009		2008		2007
Net Asset Value, Beginning of Period	$10.16		$7.29	$11.30		$12.31		$11.81
Income from Investment Operations:
Net investment income (a)	0.10		0.16	0.15		0.16		0.17
Net realized and unrealized gain (loss) on investments and capital gains distributions received	1.37		2.87	(2.89)		(0.44)		0.86
Total from investment operations	1.47		3.03	(2.74)		(0.28)		1.03
Less Distributions to Shareholders:
From net investment income	(0.10)		(0.16)	(0.15)		(0.16)		(0.17)
From net realized gains	—		—	(1.12)		(0.57)		(0.36)
Total distributions to shareholders	(0.10)		(0.16)	(1.27)		(0.73)		(0.53)
Net Asset Value, End of Period	$11.53		$10.16	$7.29		$11.30		$12.31
Total return (b)	14.63%		41.72%	(27.01)%		(2.66)%		9.00%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (c)	1.25%		1.25%	1.25	%(e)	1.25	%(e)	1.25%
Interest expense	—	%(d)	—	—		—		—
Net expenses (c)	1.25%		1.25%	1.25	%(e)	1.25	%(e)	1.25%
Net investment income	0.99%		1.70%	1.67	%(e)	1.28	%(e)	1.42%
Portfolio turnover rate	68%		27%	47%		18%		18%
Net assets, end of period (000s)	$133,770		$181,026	$156,679		$282,912		$325,190

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(c)  Does not include expenses of the underlying investment companies in which the Portfolio invests. If these expenses were included, the expense ratios would have been higher.

(d)  Rounds to less than 0.01%.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia LifeGoal Balanced Growth Portfolio

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class C Shares	2011		2010	2009		2008		2007
Net Asset Value, Beginning of Period	$10.29		$7.38	$11.43		$12.44		$11.92
Income from Investment Operations:
Net investment income (a)	0.11		0.16	0.15		0.16		0.17
Net realized and unrealized gain (loss) on investments and capital gains distributions received	1.38		2.91	(2.93)		(0.44)		0.88
Total from investment operations	1.49		3.07	(2.78)		(0.28)		1.05
Less Distributions to Shareholders:
From net investment income	(0.10)		(0.16)	(0.15)		(0.16)		(0.17)
From net realized gains	—		—	(1.12)		(0.57)		(0.36)
Total distributions to shareholders	(0.10)		(0.16)	(1.27)		(0.73)		(0.53)
Net Asset Value, End of Period	$11.68		$10.29	$7.38		$11.43		$12.44
Total return (b)	14.64%		41.76%	(27.05)%		(2.63)%		9.09%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (c)	1.25%		1.25%	1.25	%(e)	1.25	%(e)	1.25%
Interest expense	—	%(d)	—	—		—		—
Net expenses (c)	1.25%		1.25%	1.25	%(e)	1.25	%(e)	1.25%
Net investment income	1.00%		1.70%	1.67	%(e)	1.30	%(e)	1.42%
Portfolio turnover rate	68%		27%	47%		18%		18%
Net assets, end of period (000s)	$91,556		$87,496	$64,940		$112,902		$118,747

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(c)  Does not include expenses of the underlying investment companies in which the Portfolio invests. If these expenses were included, the expense ratios would have been higher.

(d)  Rounds to less than 0.01%.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia LifeGoal Balanced Growth Portfolio

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class R Shares	2011		2010	2009		2008		2007
Net Asset Value, Beginning of Period	$10.22		$7.33	$11.36		$12.37		$11.86
Income from Investment Operations:
Net investment income (a)	0.16		0.20	0.22		0.21		0.29
Net realized and unrealized gain (loss) on investments and capital gains distributions received	1.38		2.89	(2.94)		(0.43)		0.81
Total from investment operations	1.54		3.09	(2.72)		(0.22)		1.10
Less Distributions to Shareholders:
From net investment income	(0.16)		(0.20)	(0.19)		(0.22)		(0.23)
From net realized gains	—		—	(1.12)		(0.57)		(0.36)
Total distributions to shareholders	(0.16)		(0.20)	(1.31)		(0.79)		(0.59)
Net Asset Value, End of Period	$11.60		$10.22	$7.33		$11.36		$12.37
Total return (b)	15.21%		42.46%	(26.67)%		(2.15)%		9.59%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (c)	0.75%		0.75%	0.75	%(e)	0.75	%(e)	0.75%
Interest expense	—	%(d)	—	—		—		—
Net expenses (c)	0.75%		0.75%	0.75	%(e)	0.75	%(e)	0.75%
Net investment income	1.54%		2.16%	2.48	%(e)	1.69	%(e)	2.34%
Portfolio turnover rate	68%		27%	47%		18%		18%
Net assets, end of period (000s)	$1,517		$1,740	$1,666		$1,257		$1,916

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested.

(c)  Does not include expenses of the underlying investment companies in which the Portfolio invests. If these expenses were included, the expense ratios would have been higher.

(d)  Rounds to less than 0.01%.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia LifeGoal Balanced Growth Portfolio

Selected data for a share outstanding throughout the period is as follows:

Class T Shares	Period Ended March 31, 2011 (a)
Net Asset Value, Beginning of Year	$11.49
Income from Investment Operations:
Net investment income (b)	0.02
Net realized and unrealized gain on investments and capital gains distributions received	0.13
Total from investment operations	0.15
Less Distributions to Shareholders:
From net investment income	(0.03)
Net Asset Value, End of Period	$11.61
Total return (c)(d)	1.28%
Ratios to Average Net Assets/Supplemental Data:
Net expenses (e)(f)	0.55%
Net investment income (f)	2.26%
Portfolio turnover rate (d)	68%
Net assets, end of period (000s)	$3

(a)  Class T shares commenced operations on March 7, 2011. Per share data and total return reflect activity from that date.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Not annualized.

(e)  Does not include expenses of the underlying investment companies in which the Portfolio invests. If these expenses were included, the expense ratios would have been higher.

(f)  Annualized.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia LifeGoal Balanced Growth Portfolio

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class Z Shares	2011		2010	2009		2008		2007
Net Asset Value, Beginning of Period	$10.21		$7.33	$11.36		$12.35		$11.84
Income from Investment Operations:
Net investment income (a)	0.21		0.25	0.25		0.34		0.29
Net realized and unrealized gain (loss) on investments and capital gains distributions received	1.39		2.88	(2.92)		(0.47)		0.87
Total from investment operations	1.60		3.13	(2.67)		(0.13)		1.16
Less Distributions to Shareholders:
From net investment income	(0.21)		(0.25)	(0.24)		(0.29)		(0.29)
From net realized gains	—		—	(1.12)		(0.57)		(0.36)
Total distributions to shareholders	(0.21)		(0.25)	(1.36)		(0.86)		(0.65)
Net Asset Value, End of Period	$11.60		$10.21	$7.33		$11.36		$12.35
Total return (b)	15.89%		43.01%	(26.28)%		(1.49)%		10.15%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (c)	0.25%		0.25%	0.25	%(e)	0.25	%(e)	0.25%
Interest expense	—	%(d)	—	—		—		—
Net expenses (c)	0.25%		0.25%	0.25	%(e)	0.25	%(e)	0.25%
Net investment income	2.03%		2.69%	2.83	%(e)	2.68	%(e)	2.42%
Portfolio turnover rate	68%		27%	47%		18%		18%
Net assets, end of period (000s)	$56,805		$64,967	$44,020		$46,711		$292,939

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested.

(c)  Does not include expenses of the underlying investment companies in which the Portfolio invests. If these expenses were included, the expense ratios would have been higher.

(d)  Rounds to less than 0.01%.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia LifeGoal Income and Growth Portfolio

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class A Shares	2011	2010	2009		2008		2007
Net Asset Value, Beginning of Period	$10.04	$8.03	$10.40		$11.04		$10.80
Income from Investment Operations:
Net investment income (a)	0.26	0.31	0.33		0.36		0.34
Net realized and unrealized gain (loss) on investments and capital gains distributions received	0.85	2.00	(1.97)		(0.30)		0.50
Total from investment operations	1.11	2.31	(1.64)		0.06		0.84
Less Distributions to Shareholders:
From net investment income	(0.26)	(0.30)	(0.33)		(0.36)		(0.34)
From net realized gains	—	—	(0.40)		(0.34)		(0.26)
Total distributions to shareholders	(0.26)	(0.30)	(0.73)		(0.70)		(0.60)
Net Asset Value, End of Period	$10.89	$10.04	$8.03		$10.40		$11.04
Total return (b)	11.21%	29.06%	(16.58)%		0.34%		8.07%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (c)	0.50%	0.50%	0.50	%(d)	0.50	%(d)	0.50%
Interest expense	—	—	—	%(e)	—		—
Net expenses (c)	0.50%	0.50%	0.50	%(d)	0.50	%(d)	0.50%
Net investment income	2.52%	3.26%	3.59	%(d)	3.29	%(d)	3.15%
Portfolio turnover rate	87%	34%	52%		20%		25%
Net assets, end of period (000s)	$63,807	$60,848	$44,825		$54,370		$50,829

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(c)  Does not include expenses of the underlying investment companies in which the Portfolio invests. If these expenses were included, the expense ratios would have been higher.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

(e)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia LifeGoal Income and Growth Portfolio

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class B Shares	2011	2010	2009		2008		2007
Net Asset Value, Beginning of Period	$10.00	$8.01	$10.36		$11.00		$10.77
Income from Investment Operations:
Net investment income (a)	0.18	0.23	0.26		0.28		0.26
Net realized and unrealized gain (loss) on investments and capital gains distributions received	0.85	1.99	(1.95)		(0.31)		0.49
Total from investment operations	1.03	2.22	(1.69)		(0.03)		0.75
Less Distributions to Shareholders:
From net investment income	(0.18)	(0.23)	(0.26)		(0.27)		(0.26)
From net realized gains	—	—	(0.40)		(0.34)		(0.26)
Total distributions to shareholders	(0.18)	(0.23)	(0.66)		(0.61)		(0.52)
Net Asset Value, End of Period	$10.85	$10.00	$8.01		$10.36		$11.00
Total return (b)	10.43%	27.94%	(17.09)%		(0.41)%		7.20%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (c)	1.25%	1.25%	1.25	%(d)	1.25	%(d)	1.25%
Interest expense	—	—	—	%(e)	—		—
Net expenses (c)	1.25%	1.25%	1.25	%(d)	1.25	%(d)	1.25%
Net investment income	1.75%	2.51%	2.80	%(d)	2.53	%(d)	2.39%
Portfolio turnover rate	87%	34%	52%		20%		25%
Net assets, end of period (000s)	$26,181	$40,508	$40,270		$66,558		$75,119

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(c)  Does not include expenses of the underlying investment companies in which the Portfolio invests. If these expenses were included, the expense ratios would have been higher.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

(e)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia LifeGoal Income and Growth Portfolio

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class C Shares	2011	2010	2009		2008		2007
Net Asset Value, Beginning of Period	$9.94	$7.96	$10.30		$10.94		$10.71
Income from Investment Operations:
Net investment income (a)	0.18	0.23	0.26		0.28		0.26
Net realized and unrealized gain (loss) on investments and capital gains distributions received	0.84	1.98	(1.94)		(0.31)		0.49
Total from investment operations	1.02	2.21	(1.68)		(0.03)		0.75
Less Distributions to Shareholders:
From net investment income	(0.18)	(0.23)	(0.26)		(0.27)		(0.26)
From net realized gains	—	—	(0.40)		(0.34)		(0.26)
Total distributions to shareholders	(0.18)	(0.23)	(0.66)		(0.61)		(0.52)
Net Asset Value, End of Period	$10.78	$9.94	$7.96		$10.30		$10.94
Total return (b)	10.39%	27.99%	(17.09)%		(0.41)%		7.24%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (c)	1.25%	1.25%	1.25	%(d)	1.25	%(d)	1.25%
Interest expense	—	—	—	%(e)	—		—
Net expenses (c)	1.25%	1.25%	1.25	%(d)	1.25	%(d)	1.25%
Net investment income	1.77%	2.51%	2.81	%(d)	2.55	%(d)	2.41%
Portfolio turnover rate	87%	34%	52%		20%		25%
Net assets, end of period (000s)	$23,651	$23,321	$18,370		$26,501		$24,367

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(c)  Does not include expenses of the underlying investment companies in which the Portfolio invests. If these expenses were included, the expense ratios would have been higher.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

(e)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia LifeGoal Income and Growth Portfolio

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class R Shares	2011	2010	2009		2008		2007
Net Asset Value, Beginning of Period	$10.04	$8.04	$10.40		$11.04		$10.80
Income from Investment Operations:
Net investment income (a)	0.23	0.28	0.31		0.32		0.36
Net realized and unrealized gain (loss) on investments and capital gains distributions received	0.86	2.00	(1.96)		(0.29)		0.46
Total from investment operations	1.09	2.28	(1.65)		0.03		0.82
Less Distributions to Shareholders:
From net investment income	(0.23)	(0.28)	(0.31)		(0.33)		(0.32)
From net realized gains	—	—	(0.40)		(0.34)		(0.26)
Total distributions to shareholders	(0.23)	(0.28)	(0.71)		(0.67)		(0.58)
Net Asset Value, End of Period	$10.90	$10.04	$8.04		$10.40		$11.04
Total return (b)	11.03%	28.58%	(16.69)%		0.09%		7.80%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (c)	0.75%	0.75%	0.75	%(d)	0.75	%(d)	0.75%
Interest expense	—	—	—	%(e)	—		—
Net expenses (c)	0.75%	0.75%	0.75	%(d)	0.75	%(d)	0.75%
Net investment income	2.28%	3.00%	3.34	%(d)	2.93	%(d)	3.25%
Portfolio turnover rate	87%	34%	52%		20%		25%
Net assets, end of period (000s)	$428	$559	$358		$451		$896

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested.

(c)  Does not include expenses of the underlying investment companies in which the Portfolio invests. If these expenses were included, the expense ratios would have been higher.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

(e)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia LifeGoal Income and Growth Portfolio

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class Z Shares	2011	2010	2009		2008		2007
Net Asset Value, Beginning of Period	$9.94	$7.96	$10.30		$10.96		$10.73
Income from Investment Operations:
Net investment income (a)	0.28	0.33	0.35		0.42		0.37
Net realized and unrealized gain (loss) on investments and capital gains distributions received	0.84	1.98	(1.93)		(0.36)		0.49
Total from investment operations	1.12	2.31	(1.58)		0.06		0.86
Less Distributions to Shareholders:
From net investment income	(0.28)	(0.33)	(0.36)		(0.38)		(0.37)
From net realized gains	—	—	(0.40)		(0.34)		(0.26)
Total distributions to shareholders	(0.28)	(0.33)	(0.76)		(0.72)		(0.63)
Net Asset Value, End of Period	$10.78	$9.94	$7.96		$10.30		$10.96
Total return (b)	11.49%	29.25%	(16.23)%		0.40%		8.30%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (c)	0.25%	0.25%	0.25	%(d)	0.25	%(d)	0.25%
Interest expense	—	—	—	%(e)	—		—
Net expenses (c)	0.25%	0.25%	0.25	%(d)	0.25	%(d)	0.25%
Net investment income	2.77%	3.51%	3.98	%(d)	3.78	%(d)	3.42%
Portfolio turnover rate	87%	34%	52%		20%		25%
Net assets, end of period (000s)	$21,839	$20,406	$16,275		$13,598		$68,749

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested.

(c)  Does not include expenses of the underlying investment companies in which the Portfolio invests. If these expenses were included, the expense ratios would have been higher.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

(e)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia LifeGoal Income Portfolio

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class A Shares	2011	2010	2009	2008		2007
Net Asset Value, Beginning of Period	$9.90	$8.58	$9.83	$10.22		$9.99
Income from Investment Operations:
Net investment income (a)	0.29	0.36	0.38	0.44		0.42
Net realized and unrealized gain (loss) on investments and capital gains distributions received	0.41	1.31	(1.19)	(0.38)		0.25
Total from investment operations	0.70	1.67	(0.81)	0.06		0.67
Less Distributions to Shareholders:
From net investment income	(0.29)	(0.35)	(0.40)	(0.43)		(0.43)
From net realized gains	—	—	(0.04)	(0.02)		(0.01)
Total distributions to shareholders	(0.29)	(0.35)	(0.44)	(0.45)		(0.44)
Net Asset Value, End of Period	$10.31	$9.90	$8.58	$9.83		$10.22
Total return (b)(c)	7.21%	19.77%	(8.37)%	0.60%		6.91%
Ratios to Average Net Assets/Supplemental Data:
Net expenses (d)	0.67%	0.67%	0.67%	0.67	%(e)	0.67%
Waiver/Reimbursement	0.57%	0.58%	0.39%	0.47%		0.54%
Net investment income	2.93%	3.78%	4.40%	4.34	%(e)	4.19%
Portfolio turnover rate	109%	35%	51%	24%		42%
Net assets, end of period (000s)	$13,214	$13,390	$11,281	$13,941		$15,240

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(c)  Had the Investment Manager and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d)  Does not include expenses of the underlying investment companies in which the Portfolio invests. If these expenses were included, the expense ratios would have been higher.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia LifeGoal Income Portfolio

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class B Shares	2011	2010	2009	2008		2007
Net Asset Value, Beginning of Period	$9.89	$8.56	$9.82	$10.21		$9.98
Income from Investment Operations:
Net investment income (a)	0.22	0.28	0.31	0.36		0.35
Net realized and unrealized gain (loss) on investments and capital gains distributions received	0.40	1.33	(1.20)	(0.37)		0.25
Total from investment operations	0.62	1.61	(0.89)	(0.01)		0.60
Less Distributions to Shareholders:
From net investment income	(0.22)	(0.28)	(0.33)	(0.36)		(0.36)
From net realized gains	—	—	(0.04)	(0.02)		(0.01)
Total distributions to shareholders	(0.22)	(0.28)	(0.37)	(0.38)		(0.37)
Net Asset Value, End of Period	$10.29	$9.89	$8.56	$9.82		$10.21
Total return (b)(c)	6.31%	19.04%	(9.17)%	(0.15)%		6.13%
Ratios to Average Net Assets/Supplemental Data:
Net expenses (d)	1.42%	1.42%	1.42%	1.42	%(e)	1.42%
Waiver/Reimbursement	0.57%	0.58%	0.39%	0.47%		0.54%
Net investment income	2.16%	3.02%	3.66%	3.58	%(e)	3.43%
Portfolio turnover rate	109%	35%	51%	24%		42%
Net assets, end of period (000s)	$5,242	$7,079	$7,467	$8,849		$9,591

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(c)  Had the Investment Manager and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d)  Does not include expenses of the underlying investment companies in which the Portfolio invests. If these expenses were included, the expense ratios would have been higher.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia LifeGoal Income Portfolio

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class C Shares	2011	2010	2009	2008		2007
Net Asset Value, Beginning of Period	$9.88	$8.55	$9.81	$10.19		$9.97
Income from Investment Operations:
Net investment income (a)	0.22	0.28	0.31	0.36		0.35
Net realized and unrealized gain (loss) on investments and capital gains distributions received	0.40	1.33	(1.20)	(0.36)		0.24
Total from investment operations	0.62	1.61	(0.89)	0.00		0.59
Less Distributions to Shareholders:
From net investment income	(0.22)	(0.28)	(0.33)	(0.36)		(0.36)
From net realized gains	—	—	(0.04)	(0.02)		(0.01)
Total distributions to shareholders	(0.22)	(0.28)	(0.37)	(0.38)		(0.37)
Net Asset Value, End of Period	$10.28	$9.88	$8.55	$9.81		$10.19
Total return (b)(c)	6.32%	19.07%	(9.18)%	(0.05)%		6.03%
Ratios to Average Net Assets/Supplemental Data:
Net expenses (d)	1.42%	1.42%	1.42%	1.42	%(e)	1.42%
Waiver/Reimbursement	0.57%	0.58%	0.39%	0.47%		0.54%
Net investment income	2.18%	3.02%	3.70%	3.59	%(e)	3.44%
Portfolio turnover rate	109%	35%	51%	24%		42%
Net assets, end of period (000s)	$5,294	$5,573	$5,104	$4,932		$4,734

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(c)  Had the Investment Manager and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d)  Does not include expenses of the underlying investment companies in which the Portfolio invests. If these expenses were included, the expense ratios would have been higher.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia LifeGoal Income Portfolio

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class Z Shares	2011	2010	2009	2008		2007
Net Asset Value, Beginning of Period	$9.91	$8.57	$9.83	$10.22		$10.00
Income from Investment Operations:
Net investment income (a)	0.32	0.38	0.42	0.46		0.46
Net realized and unrealized gain (loss) on investments and capital gains distributions received	0.40	1.34	(1.21)	(0.37)		0.23
Total from investment operations	0.72	1.72	(0.79)	0.09		0.69
Less Distributions to Shareholders:
From net investment income	(0.32)	(0.38)	(0.43)	(0.46)		(0.46)
From net realized gains	—	—	(0.04)	(0.02)		(0.01)
Total distributions to shareholders	(0.32)	(0.38)	(0.47)	(0.48)		(0.47)
Net Asset Value, End of Period	$10.31	$9.91	$8.57	$9.83		$10.22
Total return (b)(c)	7.37%	20.33%	(8.25)%	0.85%		7.07%
Ratios to Average Net Assets/Supplemental Data:
Net expenses (d)	0.42%	0.42%	0.42%	0.42	%(e)	0.42%
Waiver/Reimbursement	0.57%	0.58%	0.39%	0.47%		0.54%
Net investment income	3.20%	4.04%	4.60%	4.57	%(e)	4.50%
Portfolio turnover rate	109%	35%	51%	24%		42%
Net assets, end of period (000s)	$3,096	$4,475	$4,472	$5,813		$3,731

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested.

(c)  Had the Investment Manager and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d)  Does not include expenses of the underlying investment companies in which the Portfolio invests. If these expenses were included, the expense ratios would have been higher.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

See Accompanying Notes to Financial Statements.

Notes to Financial Statements – Columbia LifeGoal Portfolios
March 31, 2011

Note 1. Organization

Columbia Funds Series Trust (the Trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. Information presented in these financial statements pertains to the following diversified series of the Trust (each, a Portfolio and collectively, the Portfolios):

Columbia LifeGoal Growth Portfolio

Columbia LifeGoal Balanced Growth Portfolio

Columbia LifeGoal Income and Growth Portfolio

Columbia LifeGoal Income Portfolio

After the close of business on April 30, 2010, Ameriprise Financial, Inc. (Ameriprise Financial) acquired a portion of the asset management business of Columbia Management Group, LLC (the Transaction), including the business of managing the Portfolios. In connection with the closing of the Transaction (the Closing), RiverSource Investments, LLC, a wholly owned subsidiary of Ameriprise Financial, became the investment manager of the Portfolios and changed its name to Columbia Management Investment Advisers, LLC (the Investment Manager).

Investment Objectives

Columbia LifeGoal Growth Portfolio seeks capital appreciation.

Columbia LifeGoal Balanced Growth Portfolio seeks total return, consisting of capital appreciation and current income.

Columbia LifeGoal Income and Growth Portfolio seeks total return, consisting of current income and modest capital appreciation.

Columbia LifeGoal Income Portfolio seeks current income, consistent with relative stability of principal.

Under normal circumstances, the Portfolios invest most of their assets in Class I shares of mutual funds managed by the Investment Manager or its affiliates (Columbia Funds), exchange traded funds (ETFs) and third party-advised funds (collectively, Underlying Funds), equity and fixed income securities, including Treasury Inflation Protected Securities (TIPS), and other instruments such as derivatives. The financial statements of the Underlying Funds in which the Portfolios invest should be read in conjunction with the Portfolios' financial statements.

Portfolio Shares

The Trust has unlimited authorized shares of beneficial interest. The Trust's Declaration of Trust authorizes the Board of Trustees to classify or reclassify any authorized but unissued shares into one or more additional classes or series of shares.

Columbia LifeGoal Growth Portfolio offers Class A, Class B, Class C, Class R, Class R4 and Class Z shares.

Columbia LifeGoal Balanced Growth Portfolio offers Class A, Class B, Class C, Class R, Class T and Class Z.

Columbia LifeGoal Income and Growth Portfolio offers Class A, Class B, Class C, Class R and Class Z shares.

Columbia LifeGoal Income Portfolio offers Class A, Class B, Class C and Class Z shares.

All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 5.75% for each Portfolio with the exception of Columbia LifeGoal Income Portfolio. Columbia LifeGoal Income Portfolio is subject to a maximum front-end sales charge of 3.25% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18 months after purchase.

The Portfolios no longer accept investments by new or existing investors in the Portfolios' Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of each Portfolio and exchanges by existing Class B shareholders of other funds within the Columbia Family of Funds. Class B shares are subject to a maximum CDSC of 5.00% (3.00% for Columbia LifeGoal Income Portfolio) based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class R shares are not subject to sales charges and are available only to qualifying institutional investors.

Columbia LifeGoal Growth Portfolio is authorized to issue Class R4 shares, which would not be subject to sales charges, however this share class is closed to new investors and new accounts. Columbia

Columbia LifeGoal Portfolios, March 31, 2011 (continued)

LifeGoal Growth Portfolio's Class R4 shares commenced operations on March 7, 2011.

Class T shares are subject to a maximum front-end sales charge of 5.75% based on the investment amount. Class T shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18 months after purchase. Class T shares are available only to certain investors, as described in the Portfolio's prospectus. Columbia LifeGoal Balanced Growth Portfolio's Class T shares commenced operations on March 7, 2011.

Class Z shares are not subject to sales charges and are available only to certain investors, as described in the Portfolios' prospectus.

Note 2. Summary of Significant Accounting Policies

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Portfolios in the preparation of their financial statements.

Security Valuation

Investments in the Underlying Funds are valued at the net asset value of each class of the respective Underlying Fund determined as of the close of the New York Stock Exchange on the valuation date. Exchange-traded funds are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Exchange-traded funds for which there were no sales during the day are valued at the latest bid price on such exchanges.

Certain debt securities, which tend to be more thinly traded and of lesser quality, are priced based on fundamental analysis of the financial condition of the issuer and the estimated value of any collateral. Valuations developed through pricing techniques may vary from the actual amounts realized upon sale of the securities, and the potential variation may be greater for those securities valued using fundamental analysis.

Investments in securities generally are valued by pricing services approved by the Trust's Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Treasury Inflation Protected Securities

The Portfolios may invest in TIPS. The principal amount of TIPS is adjusted periodically and is increased for inflation or decreased for deflation based on a monthly published index. Interest payments are based on the adjusted principal at the time the interest is paid. These adjustments are recorded as interest income in the Statements of Operations.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on the accrual basis. Market premium and discount are amortized and accreted, respectively, on all debt securities, unless otherwise noted. Original issue discount is accreted to interest income over the life of the security with a corresponding increase in the cost basis, if any.

Income and capital gain distributions from the Underlying Funds, if any, are recorded on the ex-dividend date.

Expenses

General expenses of the Trust are allocated to the Portfolios and other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to a specific class of shares are charged to that share class. Expenses directly attributable to a Portfolio are charged to such Portfolio.

Columbia LifeGoal Portfolios, March 31, 2011 (continued)

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses which are charged directly to a share class, as shown in the Statements of Operations) and realized and unrealized gains (losses) are allocated to each class of the Portfolios on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

Each Portfolio intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, each Portfolio intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that each Portfolio should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly for each Portfolio, except Columbia LifeGoal Income Portfolio for which distributions from net investment income, if any, are declared and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which differ from GAAP.

Indemnification

Under the Trust's organizational documents and, in some cases, by contract, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Portfolios. In addition, certain of the Portfolios' contracts with their service providers contain general indemnification clauses. The Portfolios' maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Portfolios cannot be determined and the Portfolios have no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fee

Under an Investment Management Services Agreement (IMSA), the Investment Manager determines which securities will be purchased, held or sold. The management fee is based on each Portfolio's average daily net assets at the following annual rates:

Annual Fee Rate
Columbia LifeGoal Growth Portfolio	0.25%
Columbia LifeGoal Balanced Growth Portfolio	0.25%
Columbia LifeGoal Income and Growth Portfolio	0.25%
Columbia LifeGoal Income Portfolio	0.50%*

*  The Investment Manager is entitled to receive an investment management fee based on Columbia LifeGoal Income Portfolio's assets that are invested in individual securities and the Mortgage- and Asset-Backed Portfolio and the Corporate Bond Portfolio, each of which is a series of the Trust. Columbia LifeGoal Income Portfolio is not charged an advisory fee on its assets that are invested in other Columbia Funds (excluding the Mortgage- and Asset-Backed Portfolio and the Corporate Bond Portfolio. Actual management fees will be charged to Columbia LifeGoal Income Portfolio based on a weighted average of applicable underlying assets of the Portfolio).

The Investment Manager has contractually agreed to waive 0.10% of advisory fees payable by Columbia LifeGoal Income Portfolio on its assets that are invested in individual securities, the Mortgage- and Asset-Backed Portfolio and the Corporate Bond Portfolio until July 31, 2012. This expense arrangement may only be modified or amended with approval from all parties to such arrangements, including the Portfolio and the Investment Manager.

Under the IMSA, the Investment Manager has agreed to bear all fees and expenses of the Portfolios, excluding Columbia LifeGoal Income Portfolio, except investment management fees, taxes, brokerage commissions, costs of borrowing money, distribution and shareholder servicing fees and extraordinary expenses, if any (unified fee structure).

Prior to the Closing, Columbia Management Advisors, LLC (Columbia), an indirect, wholly owned subsidiary of Bank of America Corporation (BOA), provided investment management services to the Portfolios under the same fee structure.

In September 2010, the Board of Trustees approved an amended IMSA that includes an annual management fee rate that is a blend of (i) 0.00% on assets invested in Columbia proprietary funds (excluding any proprietary fund that does not pay an investment management fee to the Investment Manager), (ii) 0.10% on assets invested in non-exchange traded third party advised mutual funds and (iii) 0.40% for Columbia LifeGoal Income Portfolio and 0.55% for all other Portfolios on assets invested in all other securities, including ETFs, derivatives and individual securities. The amended IMSA was

Columbia LifeGoal Portfolios, March 31, 2011 (continued)

approved by the each Portfolio's shareholders at a meeting held on February 15, 2011. The amended IMSA was effective on May 1, 2011.

In connection with the amended IMSA, the unified fee structure for the Columbia LifeGoal Growth Portfolio, Columbia LifeGoal Balanced Growth Portfolio and Columbia LifeGoal Income and Growth Portfolio was terminated. Effective May 1, 2011, the Investment Manager no longer bears the fees and expenses of these Portfolios.

Administration Fee

Effective upon the Closing, the Investment Manager provides administration and accounting services to the Portfolios under an Administrative Services Agreement, including services previously performed under the Pricing and Bookkeeping Oversight and Services Agreement (the Services Agreement) as discussed in the Pricing and Bookkeeping Fees note below. The Investment Manager does not receive any compensation for its administrative services from the Portfolios, excluding Columbia LifeGoal Income Portfolio.

Columbia LifeGoal Income Portfolio pays an annual administration fee equal to 0.23% of its average daily net assets less the custody and the pricing and bookkeeping fees payable by the Portfolio. The Investment Manager has contractually agreed to waive 0.10% of administration fees payable by Columbia LifeGoal Income Portfolio on its assets that are invested in Underlying Funds (excluding the Mortgage- and Asset-Backed Portfolio and the Corporate Bond Portfolio) until July 31, 2012. This expense arrangement may only be modified or amended with approval from all parties to such arrangements, including the Portfolio and the Investment Manager. Prior to the Closing, Columbia provided administrative services to the Portfolios at the same fee rates.

In September 2010, the Board of Trustees approved an amended Administrative Services Agreement that includes an annual administration fee rate equal to 0.02% of each Portfolio's average daily net assets and would increase the administration fees payable to the Investment Manager on certain assets. The amended Administrative Services Agreement was effective on May 1, 2011.

Pricing and Bookkeeping Fees

Prior to the Closing, the Portfolios entered into a Financial Reporting Services Agreement (the Financial Reporting Services Agreement) with State Street Bank and Trust Company (State Street) and Columbia pursuant to which State Street provides financial reporting services to the Portfolios. The Portfolios also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the State Street Agreements) with State Street and Columbia pursuant to which State Street provides accounting services to the Portfolios. Upon the Closing, Columbia assigned and delegated its rights and obligations under the State Street Agreements to the Investment Manager. Under the State Street Agreements, Columbia LifeGoal Income Portfolio pays State Street an annual fee of $26,000 paid monthly. Columbia LifeGoal Income Portfolio also reimburses State Street for certain out-of-pocket expenses and charges. Except for Columbia LifeGoal Income Portfolio, the Portfolios do not pay any separate fees for services rendered under the State Street Agreements, and, except for Columbia LifeGoal Income Portfolio, the fees for pricing and bookkeeping services incurred by the Portfolios are paid as part of the management fee.

Effective May 1, 2011, the fees for pricing and bookkeeping services are no longer paid as part of the management fee for LifeGoal Growth Portfolio, LifeGoal Balanced Growth Portfolio and LifeGoal Income and Growth Portfolio. These Portfolios pay State Street an annual fee of $26,000 paid monthly and reimburse State Street for certain out of pocket expenses directly from the their assets. In addition, effective May 15, 2011, these services are provided under the Administrative Services Agreement for Columbia LifeGoal Growth Portfolio.

Also prior to the Closing, the Portfolios entered into the Services Agreement with Columbia. Under the Services Agreement, Columbia provided services related to Portfolio expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provided oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, Columbia LifeGoal Income Portfolio reimbursed Columbia for out-of-pocket expenses and charges, including fees payable to third parties, such as for pricing the Portfolio's portfolio securities, incurred by Columbia in the performance of services under the Services Agreement. The Services Agreement was terminated upon the Closing. These services are now provided under the Administrative Services Agreement discussed above.

Transfer Agent Fee

In connection with the Closing, RiverSource Service Corporation, a wholly owned subsidiary of Ameriprise Financial, provides transfer agency services to the Portfolios under a Transfer Agency Agreement and changed its name to Columbia Management Investment Services Corp. (the Transfer Agent). The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives from Columbia LifeGoal Income Portfolio monthly account-based service fees based on the number of

Columbia LifeGoal Portfolios, March 31, 2011 (continued)

open accounts and is reimbursed by Columbia LifeGoal Income Portfolio for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with Columbia LifeGoal Income Portfolio that is a percentage of the average aggregate value of the Portfolio's shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and, is not entitled to reimbursement for such fees from Columbia LifeGoal Income Portfolio (with the exception of out-of pocket fees). The Transfer Agent also receives from Columbia LifeGoal Income Portfolio compensation from fees for various shareholder services and reimbursements for certain out-of -pocket expenses.

Prior to the Closing, Columbia Management Services, Inc., an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provided transfer agency services to the Portfolios and contracted with BFDS to serve as sub-transfer agent, under the same fee structure.

Effective May 1, 2011, Columbia LifeGoal Growth Portfolio, Columbia LifeGoal Balanced Growth Portfolio and Columbia LifeGoal Income and Growth Portfolio pay transfer agency fees under the fee structure described above. Effective May 1, 2011, total transfer agent fees for Class R4 shares of Columbia LifeGoal Growth Portfolio are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to the Class R4 shares.

For the year ended March 31, 2011, Columbia LifeGoal Income Portfolio's effective transfer agent fee rate was 0.15% of the Portfolio's average daily net assets.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below each Portfolio's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions on the Statements of Operations. For the year ended March 31, 2011, no minimum account balance fees were charged by the Portfolios.

Plan Administration Fee

Under a Plan Administration Services Agreement with the Transfer Agent, the Columbia LifeGoal Growth Portfolio pays an annual fee at a rate of 0.25% of the Portfolio's average daily net assets attributable to Class R4 shares for the provision of various administrative, recordkeeping, communication and educational services.

Underwriting Discounts, Service and Distribution Fees

In connection with the Closing, RiverSource Fund Distributors, Inc., an indirect wholly owned subsidiary of Ameriprise Financial, provides distribution and shareholder services to the Portfolios and changed its name to Columbia Management Investment Distributors, Inc. (the Distributor). Pursuant to Rule 12b-1 under the 1940 Act, the Board of Trustees has approved, and the Portfolios have adopted, distribution and shareholder service plans (the Plans) which set the distribution and service fees for the Portfolios. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Portfolios and providing services to investors.

The Plans require the payment of a combined distribution and shareholder servicing fee for the Class A shares of each Portfolio. The Plans also require the payment of a monthly shareholder servicing fee and distribution fee for the Class B and Class C shares of each Portfolio and a monthly distribution fee for the Class R shares of Columbia LifeGoal Growth Portfolio, Columbia LifeGoal Balanced Growth Portfolio and Columbia LifeGoal Income and Growth Portfolio. A substantial portion of the expenses incurred pursuant to these plans may be paid to affiliates of the Distributor. The annual rates in effect and plan limits, as a percentage of average daily net assets are as follows:

	Current Rate	Plan Limit
Class A Combined Distribution and Shareholder Servicing Plan	0.25%	0.25%
Class B and Class C Shareholder Servicing Plans	0.25%	0.25%
Class B and Class C Distribution Plans	0.75%	0.75%
Class R Distribution Plan	0.50%	0.50%

Prior to the Closing, Columbia Management Distributors, Inc., an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, was the principal underwriter of the Portfolios' shares. There were no changes to the underwriting discount structure of the Portfolios or the service or distribution fee rates paid by the Portfolios as a result of the Transaction.

Columbia LifeGoal Portfolios, March 31, 2011 (continued)

Shareholder Services Fees

Columbia LifeGoal Balanced Growth Portfolio has adopted a shareholder services plan that permits it to pay for certain services provided to Class T shareholders by their selling and/or servicing agents. The Portfolio may pay shareholder servicing fees up to an aggregate annual rate of 0.50% of the Portfolio's average daily net assets attributable to Class T shares (comprised of up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services). These fees are currently limited to an aggregate annual rate of not more than 0.30% of the Portfolio's average daily net assets attributable to Class T shares.

Sales Charges

Sales charges, including front-end and CDSCs, received by the Distributor for distributing Portfolio shares were as follows:

	Front-End Sales Charge	Contingent Deferred Sales Charge
	Class A	Class A	Class B	Class C
Columbia LifeGoal Growth Portfolio	$44,019	$4	$67,582	$5,859
Columbia LifeGoal Balanced Growth Portfolio	88,517	—	99,464	5,151
Columbia LifeGoal Income and Growth Portfolio	17,709	—	25,995	1,302
Columbia LifeGoal Income Portfolio	1,357	—	2,546	229

Fee Waivers and Expense Reimbursements

Effective August 1, 2010, the Investment Manager and certain of its affiliates have contractually agreed to waive fees or reimburse expenses of Columbia LifeGoal Income Portfolio, through July 31, 2011, so that the Portfolio's ordinary operating expenses (excluding certain expenses described below), after giving effect to any balance credits or overdraft charges from the Portfolio's custodian, do not exceed the annual rates of 0.67%, 1.42%, 1.42% and 0.42% of the Portfolio's average daily net assets attributable to Class A, Class B, Class C and Class Z shares, respectively. The following expenses are excluded from Columbia LifeGoal Income Portfolio's ordinary operating expenses when calculating the cap, and therefore will be paid by the Portfolio: taxes (including foreign transaction taxes), expenses associated with investment in other pooled investment vehicles (including exchange traded funds and other affiliated and unaffiliated mutual funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses, investment management services fees and any other expenses the exclusion of which is specifically approved by Columbia LifeGoal Income Portfolio's Board. This agreement may be modified or amended only with approval from all parties.

For the period May 1, 2010 through July 31, 2010, the Investment Manager contractually agreed to bear a portion of Columbia LifeGoal Income Portfolio's expenses so that the Portfolio's ordinary operating expenses (excluding any distribution and service fees, brokerage commissions, interest, taxes, extraordinary expenses and expenses associated with the Portfolio's investments in other investment companies, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Portfolio's custodian, did not exceed 0.42% annually of the Portfolio's average daily net assets. Prior to May 1, 2010, Columbia contractually agreed to reimburse a portion of Columbia LifeGoal Income Portfolio's expenses in the same manner.

Effective May 1, 2011, the Investment Manager and certain of its affiliates have contractually agreed to waive fees or reimburse expenses of each Portfolio, through July 31, 2012, so that the Portfolios' ordinary operating expenses (excluding certain expenses

Columbia LifeGoal Portfolios, March 31, 2011 (continued)

described below), after giving effect to any balance credits or overdraft charges from the Portfolios' custodian, do not exceed the following annual rates, based on each Portfolio's average daily net assets:

	Annual Rates
	Class A	Class B	Class C	Class R	Class R4	Class T	Class Z
Columbia LifeGoal Growth Portfolio	0.45%	1.20%	1.20%	0.70%	0.39%	N/A	0.20%
Columbia LifeGoal Balanced Growth Portfolio	0.51%	1.26%	1.26%	0.76%	N/A	0.56%	0.26%
Columbia LifeGoal Income and Growth Portfolio	0.51%	1.26%	1.26%	0.76%	N/A	N/A	0.26%
Columbia LifeGoal Income Portfolio	0.51%	1.26%	1.26%	N/A	N/A	N/A	0.26%

The contractual annual rates above replace the contractual annual rates that were in effect for Columbia LifeGoal Income Portfolio on May 1, 2011. The following expenses are excluded from the Portfolios' ordinary operating expenses when calculating the cap, and therefore will be paid by the Portfolios: taxes (including foreign transaction taxes), expenses associated with investment in other pooled investment vehicles (including exchange traded funds and other affiliated and unaffiliated mutual funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses, investment management services fees and any other expenses the exclusion of which is specifically approved by the Portfolios' Board of Trustees. This agreement may be modified or amended only with approval from all parties. Merger costs are treated as extraordinary expenses and therefore not subject to the Portfolios' expense limits.

Fees Paid to Officers and Trustees

In connection with the Closing, all officers of the Portfolios are employees of the Investment Manager or its affiliates and, with the exception of the Portfolios' Chief Compliance Officer, receive no compensation from the Portfolios. The Board of Trustees has appointed a Chief Compliance Officer to the Portfolios in accordance with federal securities regulations. Columbia LifeGoal Income Portfolio, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. Columbia LifeGoal Income Portfolio's expenses for the Chief Compliance Officer will not exceed $15,000 per year. Prior to the Closing, all officers of the Portfolios were employees of Columbia or its affiliates and Columbia LifeGoal Income Portfolio paid its pro-rata share of the expenses for the Chief Compliance Officer under the same fee structure.

Trustees are compensated for their services to the Portfolios, as set forth on the Statements of Operations for Columbia LifeGoal Income Portfolio. The Trust's eligible Trustees may participate in a non-qualified deferred compensation plan which may be terminated at any time. Any payments to plan participants are paid solely out of Columbia LifeGoal Income Portfolio's assets. Income earned on the plan participant's deferral account is based on the rate of return of the eligible mutual funds selected by the participant or, if no funds are selected, on the rate of return of Columbia Money Market Fund (formerly known as RiverSource Cash Management Fund). Prior to the Closing, if no funds were selected, income earned on the plan participant's deferral account was based on the rate of return of BofA Treasury Reserves. The expense for the deferred compensation plan, which includes trustees' fees deferred during the current period as well as any gains or losses on the trustees' deferred compensation balances as a result of market fluctuations, is included in "Trustees' fees" on the Statements of Operations. The liability for the deferred compensation plan is included in "Trustees' fees" on the Statements of Assets and Liabilities.

Columbia LifeGoal Portfolios, March 31, 2011 (continued)

Note 4. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, for the year ended March 31, 2011, were as follows:

	U.S Government Securities		Other Investment Securities
	Purchases	Sales	Purchases	Sales
Columbia LifeGoal Growth Portfolio	$—	$—	$135,775,348	$192,251,513
Columbia LifeGoal Balanced Growth Portfolio	15,759,801	7,505,318	362,866,765	457,426,153
Columbia LifeGoal Income and Growth Portfolio	5,968,795	2,028,080	113,468,652	141,791,369
Columbia LifeGoal Income Portfolio	1,514,418	184,379	29,543,071	36,506,632

Note 5. Shareholder Concentration

As of March 31, 2011, certain shareholder accounts of record owned more than 10% of the outstanding shares of one or more of the Portfolios. Purchase and redemption activity of these accounts may have a significant effect on the operations of the Funds. The number of accounts and aggregate percentages of shares outstanding held therein are as follows:

	Number of Shareholders	% of Shares Outstanding Held
Columbia LifeGoal Growth Portfolio	1	58.8
Columbia LifeGoal Balanced Growth Portfolio	1	65.7
Columbia LifeGoal Income and Growth Portfolio	1	57.2
Columbia LifeGoal Income Portfolio	1	53.2

Note 6. Line of Credit

Prior to March 28, 2011, the Portfolios and other affiliated funds participate in a $280,000,000 committed, unsecured revolving line of credit provided by State Street. Effective March 28, 2011, the commitment was reduced to $225,000,000. The maximum amount that may be borrowed by any fund is limited to the lesser of $200,000,000 and the Portfolio's borrowing limit set forth in the Portfolio's registration statement. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Effective October 14, 2010, interest is charged to each participating fund based on each fund's borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 1.25% or the overnight LIBOR Rate plus 1.25%. In addition, a commitment fee of 0.125% per annum is accrued and apportioned among the participating funds pro rata based on their relative net assets.

Prior to October 14, 2010, interest was charged to each participating fund at the same rates. In addition, a commitment fee of 0.15% per annum was accrued and apportioned among the participating funds pro rata based on their relative net assets.

For the year ended March 31, 2011, LifeGoal Balanced Growth Portfolio borrowed under these arrangements. The average daily loan balance outstanding on days where borrowing existed was $1,000,000 at a weighted average interest rate of 1.49%.

Note 7. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to each Portfolio's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

Columbia LifeGoal Portfolios, March 31, 2011 (continued)

For the year ended March 31, 2011, permanent book and tax basis differences resulting primarily from differing treatments for short term capital gain distributions received from underlying funds were identified and reclassified among the components of each Portfolio's net assets as follows:

	Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
Columbia LifeGoal Growth Portfolio	$27,768	$(27,768)	$—
Columbia LifeGoal Balanced Growth Portfolio	22,471	(22,470)	(1)
Columbia LifeGoal Income and Growth Portfolio	19,453	(19,453)	—
Columbia LifeGoal Income Portfolio	5,798	(5,798)	—

Net investment income and net realized gains (losses), as disclosed on the Statements of Operations, and net assets were not affected by these reclassifications.

The tax character of distributions paid during the year ended March 31, 2011 was as follows:

	Ordinary Income*	Long-Term Capital Gains	Tax Return of Capital
Columbia LifeGoal Growth Portfolio	$1,834,980	$—	$—
Columbia LifeGoal Balanced Growth Portfolio	8,061,698	—	—
Columbia LifeGoal Income and Growth Portfolio	3,056,864	—	—
Columbia LifeGoal Income Portfolio	746,417	—	—

*  For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

The tax character of distributions paid during the year ended March 31, 2010 was as follows:

	Ordinary Income*	Long-Term Capital Gains	Tax Return of Capital
Columbia LifeGoal Growth Portfolio	$582,425	$—	$—
Columbia LifeGoal Balanced Growth Portfolio	11,246,591	—	—
Columbia LifeGoal Income and Growth Portfolio	4,022,943	—	—
Columbia LifeGoal Income Portfolio	1,066,508	—	—

*  For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

Columbia LifeGoal Portfolios, March 31, 2011 (continued)

As of March 31, 2011, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Appreciation*
Columbia LifeGoal Growth Portfolio	$180,416	$—	$71,403,767
Columbia LifeGoal Balanced Growth Portfolio	328,801	—	79,583,594
Columbia LifeGoal Income and Growth Portfolio	134,173	—	8,876,617
Columbia LifeGoal Income Portfolio	34,279	—	656,019

*  The differences between book-basis and tax-basis net unrealized appreciation/depreciation are primarily due to deferral of losses from wash sales.

Unrealized appreciation and depreciation at March 31, 2011, based on cost of investments for federal income tax purposes, were:

	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation
Columbia LifeGoal Growth Portfolio	$77,353,407	$(5,949,640)	$71,403,767
Columbia LifeGoal Balanced Growth Portfolio	81,504,806	(1,921,212)	79,583,594
Columbia LifeGoal Income and Growth Portfolio	9,341,410	(464,793)	8,876,617
Columbia LifeGoal Income Portfolio	664,050	(8,031)	656,019

The following capital loss carryforwards may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

	Year of Expiration
	2017	2018	2019	Total
Columbia LifeGoal Growth Portfolio	$40,958,553	$32,807,517	$1,731,444	$75,497,514
Columbia LifeGoal Balanced Growth Portfolio	3,179,917	48,686,674	—	51,866,591
Columbia LifeGoal Income and Growth Portfolio	—	5,895,816	—	5,895,816
Columbia LifeGoal Income Portfolio	197,204	666,391	—	863,595

Capital loss carryforwards that were utilized by the Portfolios during the year ended March 31, 2011 were as follows:

Columbia LifeGoal Balanced Growth Portfolio	$24,230,854
Columbia LifeGoal Income and Growth Portfolio	5,852,538
Columbia LifeGoal Income Portfolio	228,412

Under current tax rules, certain currency (and capital) losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of March 31, 2011, post-October capital losses attributed to security transactions were deferred to April 1, 2011 as follows:

Columbia LifeGoal Income Portfolio	$5,058

Management of the Portfolios has concluded that there are no significant uncertain tax positions that would require recognition in

Columbia LifeGoal Portfolios, March 31, 2011 (continued)

the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Portfolios' federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 8. Significant Risks and Contingencies

Allocation Risk

Each Portfolio uses an asset allocation strategy in pursuing its investment objective. There is a risk that a Portfolio's allocation among asset classes or investments will cause the Portfolio to under-perform other funds with similar investment objectives, or that the investments themselves will not produce the returns expected.

Investing in Other Funds Risk

The performance of the Underlying Funds in which the Portfolios invest could be adversely affected if other entities investing in the same Underlying Funds make relatively large investments or redemptions in the Underlying Funds. Because the expenses and costs of the Underlying Funds are shared by the Portfolios, redemptions by other investors in the Underlying Funds could result in decreased economies of scale and increased operating expenses for the Portfolios. In addition, the Advisor has the authority to change the Underlying Funds in which the Portfolios invest or to change the percentage of each Portfolio's investments allocated to each Underlying Fund. If an Underlying Fund pays fees to the Investment Manager, such fees could result in the Advisor having a potential conflict of interest in selecting the Underlying Funds in which the Portfolios invest or in determining the percentage of the Portfolios' investments allocated to each Underlying Fund.

Smaller Company Securities Risk

Securities of small- or mid-capitalization companies ("smaller companies") may have a higher potential for gains than securities of large-capitalization companies but also may involve more risk. Smaller companies may be more vulnerable to market downturns and adverse economic events than larger, more established companies because smaller companies may have more limited financial resources and business operations. Their securities may trade less frequently and in smaller volumes and may be less liquid and fluctuate more sharply in value than securities of larger companies.

Value Securities Risk

Certain Underlying Funds invest in value securities, which are securities of companies that may have experienced adverse business, industry or other developments that have caused the securities to be potentially undervalued. There is the risk that the market value of a portfolio security may not meet the Investment Manager's future value assessment of that security. There is also a risk that it may take longer than expected for the value of these investments to rise to the believed value. In addition, value securities at times may not perform as well as growth securities or the stock market in general.

Interest Rate Risk

Certain Underlying Funds invest in debt securities, which are subject to interest rate risk. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security may affect the value of the Underlying Fund's shares. Interest rate risk is generally greater for debt securities with longer maturities/durations.

Credit Risk

Certain Underlying Funds are subject to credit risk, which applies to most debt securities, but is generally not a factor for obligations backed by the "full faith and credit" of the U.S. Government. The Underlying Fund could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or principal when it becomes due. Various factors could affect the issuer's actual or perceived ability to make timely interest or principal payments, including changes in the issuer's financial condition or in general economic conditions. Debt securities backed by an issuer's taxing authority may be subject to legal limits on the issuer's ability to increase taxes or otherwise to raise revenue. Certain debt securities are backed only by revenues derived from a particular project, and thus may have a greater risk of default.

Low and Below Investment Grade Securities Risk

Certain Underlying Funds invest in debt securities with the lowest investment grade rating or that are below investment grade. These securities are more speculative than securities with higher ratings, and tend to be more sensitive to credit risk particularly during a downturn in the economy. These securities typically pay a premium in the form of a higher interest rate or yield because of the increased risk of loss, including default. These securities also are generally less liquid than higher-rated securities.

Columbia LifeGoal Portfolios, March 31, 2011 (continued)

Foreign Securities Risk

Certain Underlying Funds invest in foreign securities which involves certain additional risks. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments or foreign governmental laws or restrictions. In addition, the liquidity of foreign securities may be more limited than that of domestic securities. Investments in emerging market countries are subject to additional risk as these countries are more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

Asset-Backed Securities Risk

The value of asset-backed securities may be affected by, among other factors, changes in interest rates, the market's assessment of the quality of underlying assets, the creditworthiness of the servicer for the underlying assets, factors concerning the interests in and structure of the issuer or the originator of the underlying assets, or the creditworthiness or rating of the entities that provide any supporting letters of credit, surety bonds, derivative instruments, or other credit enhancement. The value of asset-backed securities also will be affected by the exhaustion, termination or expiration of any credit enhancement. Most asset-backed securities are subject to prepayment risk, which is the possibility that the underlying debt may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing a fund to have to reinvest the money received in securities that have lower yields. In addition, the impact of prepayments on the value of asset-backed securities may be difficult to predict and may result in greater volatility.

Mortgage-Backed Securities Risk

The value of mortgage-backed securities may be affected by, among other things, changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the mortgages, the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements or the quality of underlying assets or the market's assessment thereof. Mortgage-backed securities are subject to prepayment risk, which is the possibility that the underlying mortgage may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Portfolios to have to reinvest the money received in securities that have lower yields. In addition, the impact of prepayments on the value of mortgage-backed securities may be difficult to predict and may result in greater volatility.

Note 9. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued, other than as noted below and in Note 3 above, there were no items requiring adjustment of the financial statements or additional disclosure.

Effective May 16, 2011, the line of credit commitment with State Street was reduced to $150,000,000, and the maximum amount that may be borrowed by any fund was limited to the lesser of $120,000,000 and each Portfolio's borrowing limit set forth in each Portfolio's registration statement.

Note 10. Information Regarding Pending and Settled Legal Proceedings

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit's decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court's decision in

Columbia LifeGoal Portfolios, March 31, 2011 (continued)

Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On December 9, 2010, the District Court reinstated its July 9, 2007, summary judgment order in favor of the defendants. On January 10, 2011, plaintiffs filed a notice of appeal with the Eighth Circuit.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource, Seligman and Threadneedle funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Trustees of Columbia Funds Series Trust

In our opinion, the accompanying statements of assets and liabilities, including the investment portfolios, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial positions of Columbia LifeGoal Growth Portfolio, Columbia LifeGoal Balanced Growth Portfolio, Columbia LifeGoal Income and Growth Portfolio, and Columbia LifeGoal Income Portfolio (constituting part of Columbia Funds Series Trust, hereafter referred to as the "Portfolios") at March 31, 2011, the results of their operations and, the changes in each of their net assets, and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2011 by correspondence with the transfer agent of the underlying funds, custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
May 20, 2011

Federal Income Tax Information (Unaudited) – Columbia LifeGoal Portfolios

Columbia LifeGoal Growth Portfolio

For non-corporate shareholders 100.00%, or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of ordinary income distributed by the Portfolio for the fiscal year ended March 31, 2011 may represent qualified dividend income.

100.00% of the ordinary income distributed by the Portfolio for the fiscal year ended March 31, 2011, qualifies for the corporate dividends received deduction.

The Portfolio will notify shareholders in January 2012 of amounts for use in preparing 2011 income tax returns.

Columbia LifeGoal Balanced Growth Portfolio

For non-corporate shareholders 40.94%, or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of ordinary income distributed by the Portfolio for the fiscal year ended March 31, 2011 may represent qualified dividend income.

22.90% of the ordinary income distributed by the Portfolio for the fiscal year ended March 31, 2011, qualifies for the corporate dividends received deduction.

The Portfolio will notify shareholders in January 2012 of amounts for use in preparing 2011 income tax returns.

Columbia LifeGoal Income and Growth Portfolio

For non-corporate shareholders 15.40%, or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of ordinary income distributed by the Fund for the fiscal year ended March 31, 2011 may represent qualified dividend income.

11.36% of the ordinary income distributed by the Fund for the fiscal year ended March 31, 2011, qualifies for the corporate dividends received deduction.

The Portfolio will notify shareholders in January 2012 of amounts for use in preparing 2011 income tax returns.

Columbia LifeGoal Income Portfolio

For non-corporate shareholders 10.68%, or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of ordinary income distributed by the Fund for the fiscal year ended March 31, 2011 may represent qualified dividend income.

8.25% of the ordinary income distributed by the Fund for the fiscal year ended March 31, 2011, qualifies for the corporate dividends received deduction.

The Portfolio will notify shareholders in January 2012 of amounts for use in preparing 2011 income tax returns.

Fund Governance

The Trustees serve terms of indefinite duration. The names, addresses and birth years of the Trustees and Officers of the Funds in the Columbia Funds Series Trust, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Series Trust.

Independent Trustees

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in the Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Edward J. Boudreau, Jr. (Born 1944)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2005)	Managing Director—E.J. Boudreau & Associates (consulting), from 2000 through current; oversees 41; Trustee—BofA Funds Series Trust.

William P. Carmichael (Born 1943)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1999)	Retired; oversees 41; Director—Cobra Electronics Corporation (electronic equipment manufacturer); Director—McMoRan Exploration Company (oil and gas exploration and development); Director—The Finish Line (athletic shoes and apparel); Trustee—BofA Funds Series Trust.

William A. Hawkins (Born 1942)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2005)	Managing Director—Overton Partners (financial consulting), August 2010 to present; President and Chief Executive Officer—California General Bank, N.A., from January 2008 through August 2010; oversees 41; Trustee—BofA Funds Series Trust.

R. Glenn Hilliard (Born 1943)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2005)	Chairman and Chief Executive Officer—Hilliard Group LLC (investing and consulting), from April 2003 through current; oversees 41; Trustee—BofA Funds Series Trust.

John J. Nagorniak (Born 1944)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2008)	Retired; President and Director—Foxstone Financial, Inc. (consulting), 2000 through December 2007; Director—Mellon Financial Corporation affiliates (investing), 2000 through 2007; Chairman—Franklin Portfolio Associates (investing—Mellon affiliate), 1982 through 2007; oversees 41; Director—MIT Investment Company; Trustee—MIT 401k Plan; Trustee—Research Foundation of CFA Institute; Trustee—BofA Fund Series Trust.

Fund Governance (continued)

Independent Trustees (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in the Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Minor M. Shaw (Born 1947)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2003)	President—Micco Corporation and Mickel Investment Group; oversees 41; Board Member—Piedmont Natural Gas; Trustee—BofA Funds Series Trust.

Interested Trustee

Anthony M. Santomero[1] (Born 1946)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2008)	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, from 2002 through current; Senior Advisor—McKinsey & Company (consulting), July 2006 through January 2008; President and Chief Executive Officer—Federal Reserve Bank of Philadelphia, July 2000 through April 2006; oversees 41; Director—Renaissance Reinsurance Ltd; Trustee—Penn Mutual Life Insurance Company; Director—Citigroup, Inc.; Director—Citibank, N.A.; Trustee—BofA Funds Series Trust.

1  Dr. Santomero is currently deemed by the Columbia Funds to be an "interested person" (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup, Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Columbia Funds or other funds or accounts advised/managed by the Columbia Management Investment Advisers, LLC.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 800-345-6611.

Officers

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
J. Kevin Connaughton (Born 1964)

225 Franklin Street Boston, MA 02110 President (since 2009)	Senior Vice President and General Manager—Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds, since 2009, and RiverSource Funds, since May 2010 (previously Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009, Treasurer, Columbia Funds, from October 2003 to May 2008, and senior officer of various other affiliated funds since 2000); Managing Director, Columbia Management Advisors, LLC from December 2004 to April 2010.

Michael G. Clarke (Born 1969)

225 Franklin Street Boston, MA 02110 Treasurer (since 2011) and Chief Financial Officer (since 2009)	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Fund Governance (continued)

Officers (continued)

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
Scott R. Plummer (Born 1959)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President and Chief Legal Officer (since 2010)	Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel—Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel—Asset Management, from 2005 to April 2010, and Vice President—Asset Management Compliance from 2004 to 2005); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; Vice President, General Counsel and Secretary, RiverSource Funds, since December 2006; Senior Vice President, Secretary and Chief Legal Officer, Columbia Funds, since May 2010.

Linda J. Wondrack (Born 1964)

225 Franklin Street Boston, MA 02110 Senior Vice President and Chief Compliance Officer (since 2007)	Vice President and Chief Compliance Officer, Columbia Management Investment Advisers, LLC since May 2010; Chief Compliance Officer, Columbia Funds, since 2007, and RiverSource Funds, since May 2010; Director (Columbia Management Group, LLC and Investment Product Group Compliance), Bank of America, from June 2005 to April 2010.

William F. Truscott (Born 1960)

53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2010)	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010 (previously President, Chairman of the Board and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President—U.S. Asset Management and Chief Investment Officer from 2005 to April 2010, and Senior Vice President—Chief Investment Officer, from 2001 to 2005); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director, Columbia Management Investment Distributors, Inc. since May 2010 (previously Chairman of the Board and Chief Executive Officer from 2008 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006.

Colin Moore (Born 1958)

225 Franklin Street Boston, MA 02110 Senior Vice President (since 2010)	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer of Columbia Management Advisors, LLC from 2007 to April 2010; Head of Equities, Columbia Management Advisors, LLC from 2002 to 2007.

Michael A. Jones (Born 1959)

225 Franklin Street Boston, MA 02110 Senior Vice President (since 2010)	President and Director, Columbia Management Investment Advisers, LLC since May 2010; President and Director, Columbia Management Investment Distributors, Inc. since May 2010; Manager, Chairman, Chief Executive Officer and President, Columbia Management Advisors, LLC from 2007 to April 2010; Chief Executive Officer, President and Director, Columbia Management Distributors, Inc. from November 2006 to April 2010; previously, co-president and senior managing director at Robeco Investment Management.

Fund Governance (continued)

Officers (continued)

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
Christopher O. Petersen (Born 1970)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Secretary (since 2011)	Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel from April 2004 to January 2010); Assistant Secretary of RiverSource Funds since January 2007.

Amy Johnson (Born 1965)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President (since 2010)	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, from 2009 until April 2010, Vice President—Asset Management and Trust Company Services, from 2006 to 2009, and Vice President—Operations and Compliance from 2004 to 2006).

Joseph F. DiMaria (Born 1968)

225 Franklin Street Boston, MA 02110 Vice President (since 2011) and Chief Accounting Officer (since 2008)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC from January 2006 to April 2010; Head of Tax/Compliance and Assistant Treasurer, Columbia Management Advisors, LLC, from November 2004 to December 2005.

Paul B. Goucher (Born 1968)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Treasurer (since 2010)	Vice President and Chief Counsel of Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel from November 2008 to January 2010); Director, Managing Director and General Counsel of J. & W. Seligman & Co. Incorporated (Seligman) from July 2008 to November 2008 and Managing Director and Associate General Counsel of Seligman from January 2005 to July 2008.

Michael E. DeFao (Born 1968)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Treasurer (since 2011)	Vice President and Chief Counsel, Ameriprise Financial since May 2010; Associate General Counsel Bank of America from June 2005 to April 2010

Stephen T. Welsh (Born 1957)

225 Franklin Street Boston, MA 02110 Vice President (since 2006)	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc. from July 2004 to April 2010; Managing Director, Columbia Management Distributors, Inc. from August 2007 to April 2010.

Shareholder Meeting Results

At a Joint Special Meeting of Shareholders held on February 15, 2011, shareholders of the Portfolios considered the proposals described below.

Proposal 1.a. Shareholders of the Columbia LifeGoal® Growth Portfolio approved a proposed amendment to the Investment Management Services Agreement with Columbia Management Investment Advisers, LLC, as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
12,992,379	371,393	394,818	5,317,690

Proposal 1.b. Shareholders of the Columbia LifeGoal® Balanced Growth Portfolio approved a proposed amendment to the Investment Management Services Agreement with Columbia Management Investment Advisers, LLC, as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
20,982,670	688,306	596,552	6,440,076

Proposal 1.c. Shareholders of the Columbia LifeGoal® Income and Growth Portfolio approved a proposed amendment to the Investment Management Services Agreement with Columbia Management Investment Advisers, LLC, as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
5,613,930	212,829	134,853	1,694,826

Proposal 1.d. Shareholders of the Columbia LifeGoal® Income Portfolio approved a proposed amendment to the Investment Management Services Agreement with Columbia Management Investment Advisers, LLC, as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
1,075,406	49,715	59,653	324,419

Shareholder Meeting Results (continued)

Proposal 2. Shareholders of Columbia Funds Series Trust elected each of the nominees for trustees to the Board of Trustees of Columbia Funds Series Trust, each to hold office for an indefinite term, as follows:

Trustee	Votes For	Votes Withheld	Abstentions
Kathleen Blatz	2,145,636,122	248,012,438	0
Edward J. Boudreau, Jr.	2,145,430,114	248,218,446	0
Pamela G. Carlton	2,145,515,949	248,132,612	0
William P. Carmichael	2,145,038,695	248,609,866	0
Patricia M. Flynn	2,145,843,563	247,804,997	0
William A. Hawkins	2,145,359,401	248,289,160	0
R. Glenn Hilliard	2,145,079,400	248,569,161	0
Stephen R. Lewis, Jr.	2,145,092,209	248,556,351	0
John F. Maher	2,145,621,338	248,027,223	0
John J. Nagorniak	2,145,337,494	248,311,067	0
Catherine James Paglia	2,145,615,254	248,033,306	0
Leroy C. Richie	2,145,042,120	248,606,441	0
Anthony M. Santomero	2,145,088,174	248,560,386	0
Minor M. Shaw	2,145,430,762	248,217,798	0
Alison Taunton-Rigby	2,145,393,384	248,255,177	0
William F. Truscott	2,144,907,223	248,741,338	0

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Important Information About This Report

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of Columbia LifeGoal Portfolios.

A description of the policies and procedures that the fund uses to determine how to vote proxies and a copy of the fund's voting records are available (i) at www.columbiamanagement.com, (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
1-800-345-6611

Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Investment Manager

Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110

PRSRT STD
U.S. Postage
PAID
Holliston, MA
Permit NO. 20

Columbia LifeGoal Portfolios
P. O. Box 8081
Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit columbiamanagement.com. Read the prospectus carefully before investing. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2011 Columbia Management Investment Advisers, LLC. All rights reserved.

C-1056 A (05/11)

Columbia Asset Allocation Fund II

Annual Report for the Period Ended March 31, 2011

Not FDIC insured • No bank guarantee • May lose value

Fund Profile	1

Economic Update	2

Performance Information	4

Understanding Your Expenses	5

Portfolio Managers' Report	6

Investment Portfolio	8

Statement of Assets and Liabilities	10

Statement of Operations	12

Statement of Changes in Net Assets	13

Financial Highlights	15

Notes to Financial Statements	19

Report of Independent Registered Public Accounting Firm	29

Federal Income Tax Information	30

Fund Governance	31

Shareholder Meeting Results	35

Important Information About This Report	37

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

President's Message

Dear Shareholder:

The Columbia Management story began over 100 years ago, and today, we are one of the nation's largest dedicated asset managers. The recent acquisition by Ameriprise Financial, Inc. brings together the talents, resources and capabilities of Columbia Management with those of RiverSource Investments, Threadneedle (acquired by Ameriprise in 2003) and Seligman Investments (acquired by Ameriprise in 2008) to build a best-in-class asset management business that we believe is truly greater than its parts.

RiverSource Investments traces its roots to 1894 when its then newly-founded predecessor, Investors Syndicate, offered a face-amount savings certificate that gave small investors the opportunity to build a safe and secure fund for retirement, education or other special needs. A mutual fund pioneer, Investors Syndicate launched Investors Mutual Fund in 1940. In the decades that followed, its mutual fund products and services lineup grew to include a full spectrum of styles and specialties. More than 110 years later, RiverSource continues to be a trusted financial products leader.

Threadneedle, a leader in global asset management and one of Europe's largest asset managers, offers sophisticated international experience from a dedicated U.K. management team. Headquartered in London, it is named for Threadneedle Street in the heart of the city's financial district, where British investors pioneered international and global investing. Threadneedle was acquired in 2003 and today operates as an affiliate of Columbia Management.

Seligman Investments' beginnings date back to the establishment of the investment firm J. & W. Seligman & Co. in 1864. In the years that followed, Seligman played a major role in the geographical expansion and industrial development of the United States. In 1874, President Ulysses S. Grant named Seligman as fiscal agent for the U.S. Navy—an appointment that would last through World War I. Seligman helped finance the westward path of the railroads and the building of the Panama Canal. The firm organized its first investment company in 1929 and began managing its first mutual fund in 1930. In 2008, J. & W. Seligman & Co. Incorporated was acquired and Seligman Investments became an offering brand of RiverSource Investments, LLC.

We are proud of the rich and distinctive history of these firms, the strength and breadth of products and services they offer, and the combined cultures of pioneering spirit and forward thinking. Together we are committed to providing more for our shareholders than ever before.

> A singular focus on our shareholders
Our business is asset management, so investors are our first priority. We dedicate our resources to identifying timely investment opportunities and provide a comprehensive choice of equity, fixed-income and alternative investments to help meet your individual needs.

> First-class research and thought leadership
We are dedicated to helping you take advantage of today's opportunities and anticipate tomorrow's. We stay abreast of the latest investment trends and ideas, using our collective insight to evaluate events and transform them into solutions you can use.

> A disciplined investment approach
We aren't distracted by passing fads. Our teams adhere to a rigorous investment process that helps ensure the integrity of our products and enables you and your financial advisor to match our solutions to your objectives with confidence.

When you choose Columbia Management, you can be confident that we will take the time to understand your needs and help you and your financial advisor identify the solutions that are right for you. Because at Columbia Management, we don't consider ourselves successful unless you are.

Sincerely,

J. Kevin Connaughton
President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit www.columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2011 Columbia Management Investment Advisers, LLC. All rights reserved.

Fund Profile – Columbia Asset Allocation Fund II

Summary

■  For the 12-month period that ended March 31, 2011, the fund's Class A shares returned 13.59% without sales charge.

■  The equity side of the portfolio beat its benchmark, the Russell 1000 Index,1 while the fixed-income side of the portfolio trailed the Barclay's Capital Aggregate Bond Index.2 The fund beat the average return of the funds in its peer group, the Lipper Mixed-Asset Target Allocation Growth Classification.3

■  An overweight in equities, coupled with investments in high-yield bonds and investment-grade corporate issues, helped results.

Portfolio Management

Anwiti Bahuguna, PhD has co-managed the fund since 2009. From 2002 until joining Columbia Management Investment Advisers, LLC (the Investment Manager) in May 2010, Ms. Bahuguna was associated with the fund's previous investment adviser as an investment professional.

Kent M. Bergene has co-managed the fund since 2010. From 1981 until joining the Investment Manager in May 2010, Mr. Bergene was associated with the fund's previous investment adviser as an investment professional.

David Joy has co-managed the fund since 2010. From 2003 until joining the Investment Manager in May 2010, Mr. Joy was associated with the fund's previous investment adviser as an investment professional.

Colin Moore has co-managed the fund since 2009. From 2002 until joining the Investment Manager in May 2010, Mr. Moore was associated with the fund's previous investment adviser as an investment professional.

Kent M. Peterson, PhD has co-managed the fund since 2009. From 2006 until joining the Investment Manager in May 2010, Mr. Peterson was associated with the fund's previous investment adviser as an investment professional.

Marie M. Schofield, CFA has co-managed the fund since 2009. From 1990 until joining the Investment Manager in May 2010, Ms. Schofield was associated with the fund's previous investment adviser as an investment professional.

1The Russell 1000 Index tracks the performance of 1,000 of the largest U.S. companies, based on market capitalization.

2The Barclays Capital Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs, and total return performance of fixed-rate, publicly placed, dollar-denominated, and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity.

3Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Summary

1-year return as of 03/31/11

+13.59%

Class A shares (without sales charge)

+16.69%

Russell 1000 Index

+5.12%

Barclays Capital Aggregate Bond Index

1

Economic Update – Columbia Asset Allocation Fund II

Summary

For the 12-month period that ended March 31, 2011

■   The U.S. stock market, as measured by the S&P 500 Index, delivered solid returns, despite a summer 2010 correction. Foreign stock market returns were also positive, as measured by the MSCI EAFE Index (Net).

S&P Index	MSCI Index

■   Strengthening economic growth and rising interest rates kept a lid on most bond market sectors. The Barclays Capital Aggregate Bond Index delivered modest results. However, high-yield bonds were strong performers, as measured by the JPMorgan Developed BB High Yield Index.

Barclays Aggregate Index	JPMorgan Index

The U.S. economy continued to expand at a solid but uneven pace over the past 12 months, as measured by gross domestic product (GDP). Although lackluster second quarter 2010 GDP growth raised fears that the economy was losing steam and might lapse back into recession, the pace picked up in the third quarter of 2010, inspiring confidence among consumers, businesses and investors. GDP expanded by 2.6% in the third quarter and 3.1% in the fourth quarter. With the Federal Reserve Board (the Fed) providing additional monetary stimulus to shore up economic growth and the extension of key tax cuts for the next two years, expectations are for continued growth in 2011. However, early estimates of first quarter 2011 growth place it just under 2.0%, a disappointment after two strong quarters and a pick-up in employment.

Consumer spending on cars, clothing and other goods generally trended higher during the 12-month period, accelerating in the fourth quarter. Holiday spending rose 5.5% between November 5, 2010 and December 24, 2010, in all retail categories, excluding automobiles, compared with the same period in 2009, according to MasterCard Advisors' SpendingPulse, which tracks spending on all transactions including cash. Personal income surged in January 2011 as payroll tax cuts kicked in. The personal savings rate edged higher, ending February 2011, the last month for which data was available, at 5.8%.

News on the job front was increasingly positive. A good portion of the jobs added in March, April and May of 2010 were temporary, government-sponsored census positions, which began to unwind in June, July and August of 2010. However, private sector payroll employment began to trend higher in the third quarter, massive layoffs declined and job growth turned solidly positive, with the addition of 444,000 new jobs in the first quarter of 2011.

Despite some glimmers of improvement early in 2010, the housing market remained troublesome throughout the period. Both new and existing home sales fell after a federal tax credit for new and repeat homebuyers expired. Distressed properties pressured prices and foreclosures continued—another drag on prices. The inventory of unsold homes ended the period higher than it started, at 8.9 and 8.6 months for both new and existing homes, respectively, according to the National Association of Realtors and a joint release from the U.S. Census Bureau and the U.S. Department of Housing and Urban Development. The new year brought more disappointing news: Existing home sales fell in January 2011 after three months of sustained improvement. Tight credit and weak appraisals were cited as possible reasons for the decline.

Reports from the business side of the economy were generally positive. A key measure of the nation's manufacturing situation—the Institute for Supply Management's Index—took a somewhat surprising turn higher in the final months of the period. Technology spending rose 12% in 2010, according to the NPD Group, a national marketing research firm. Purchases of computers, networking and software returned to prerecession levels. Industrial production rose over the period, and manufacturing capacity utilized, per the report issued by the Fed—a key measure of the health of the manufacturing sector—edged higher.

2

Economic Update (continued) – Columbia Asset Allocation Fund II

Stocks moved higher despite summer 2010 decline

Against a strengthening economic backdrop, stock prices continued to rally despite a summer 2010 setback linked to a debt crisis brewing in Europe, which raised concerns among U.S. investors. These fears were short-lived and stocks regained their footing. In this environment, the S&P 500 Index1 returned 15.65% for the 12 months through March 31, 2011. Outside the United States, stock markets also delivered solid gains. The MSCI EAFE Index (Net),2 a broad gauge of stock market performance in foreign developed markets, returned 10.42% (in U.S. dollars) for the 12-month period, as concerns about the impact of a bailout for weak euro zone economies eased yet continued to restrain market performance. Emerging stock markets were strong. The MSCI Emerging Markets Index (Net)3 returned 18.46% (in U.S. dollars) for the 12-month period.

Bonds delivered modest returns

As the economy strengthened and interest rates edged higher, most bond sectors delivered modest returns. The Barclays Capital Aggregate Bond Index4 returned 5.12%. High-yield bonds led the fixed-income markets. For the 12 months covered by this report, the JPMorgan Developed BB High Yield Index5 returned 13.04% as default fears abated and investors grew more comfortable with risk. Despite rising yields in the second half of the period, the Treasury market was also positive. The Barclays Capital U.S. Treasury Index6 returned 4.53%. However, municipal bonds struggled in the second half of the period, as interest rates inched higher and issue supply surged ahead of the year-end expiration of the Build America Bonds program. The Barclays Capital Municipal Bond Index7 gained 1.63% for the period. Despite positive economic activity, the Fed kept a key short-term interest rate—the federal funds rate—close to zero, reflecting ongoing concerns about employment and the housing market.

Past performance is no guarantee of future results.

1The Standard & Poor's (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization U.S. stocks.

2The Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index (Net) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. As of December 31, 2010, the MSCI EAFE Index (Net) consisted of the following 22 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

3The Morgan Stanley Capital International Emerging Markets (MSCI EM) Index (Net) is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. As of December 31, 2010, the MSCI EM Index (Net) consisted of the following 21 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand and Turkey.

4The Barclays Capital Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs and total return performance of fixed-rate, publicly placed, dollar-denominated and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity.

5The JPMorgan Developed BB High Yield Index is an unmanaged index designed to mirror the investable universe of the U.S. dollar developed, BB-rated, high yield corporate debt market.

6The Barclays Capital U.S. Treasury Index includes public obligations of the U.S. Treasury. Treasury bills are excluded by the maturity constraint. In addition, certain special issues, such as state and local government series bonds (SLGs), as well as U.S. Treasury TIPS, are excluded. STRIPS are excluded from the index because their inclusion would result in double-counting.

7The Barclays Capital Municipal Bond Index is considered representative of the broad market for investment-grade, tax-exempt bonds with a maturity of at least one year.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

3

Performance Information – Columbia Asset Allocation Fund II

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Performance of a $10,000 investment 04/01/01 – 03/31/11

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Asset Allocation Fund II during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Performance of a $10,000 investment 04/01/01 – 03/31/11 ($)

Sales charge	without	with
Class A	13,968	13,165
Class B	12,939	12,939
Class C	12,946	12,946
Class Z	14,299	n/a

Average annual total return as of 03/31/11 (%)

Share class	A		B		C		Z
Inception	01/18/94		07/15/98		11/11/96		05/21/99
Sales charge	without	with	without	with	without	with	without
1-year	13.59	7.06	12.71	7.71	12.72	11.72	13.90
5-year	3.32	2.10	2.55	2.19	2.56	2.56	3.59
10-year	3.40	2.79	2.61	2.61	2.62	2.62	3.64

The "with sales charge" returns include the maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by the Investment Manager and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

4

Understanding Your Expenses – Columbia Asset Allocation Fund II

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

As a shareholder of the underlying funds in which it invests, the fund will bear its allocable share of the costs and expenses of these underlying funds. These costs and expenses are not included in the fund's annualized expense ratios used to calculate the expense information below.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■  For shareholders who receive their account statements from Columbia Management Investment Services Corp., your account balance is available online at www.columbiamanagement.com or by calling Shareholder Services at 800.345.6611.

■  For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account may be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

10/01/10 – 03/31/11

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)*
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,118.90	1,021.74	3.38	3.23	0.64
Class B	1,000.00	1,000.00	1,114.40	1,018.00	7.33	6.99	1.39
Class C	1,000.00	1,000.00	1,114.40	1,018.00	7.33	6.99	1.39
Class Z	1,000.00	1,000.00	1,120.60	1,022.99	2.06	1.97	0.39

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the Investment Manager and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

*Expense ratios for Columbia Asset Allocation Fund II do not include fees and expenses incurred by the underlying funds.

5

Portfolio Managers' Report – Columbia Asset Allocation Fund II

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Net asset value per share

as of 03/31/11 ($)

Class A	21.85
Class B	21.64
Class C	21.63
Class Z	21.80

Distributions declared per share

04/01/10 – 03/31/11 ($)

Class A	2.05
Class B	1.89
Class C	1.89
Class Z	2.10

For the 12-month period that ended March 31, 2011, the fund's Class A shares returned 13.59% without sales charge. Over the same period, the fund's benchmarks, the Russell 1000 Index and the Barclays Capital Aggregate Bond Index, returned 16.69% and 5.12%, respectively. The fund's performance beat a 60%/40% blend of the returns from the Russell and Barclays indexes, which was 12.41%. An overweight in equities, which reached a high of 63% of assets, and strong performance relative to the Russell index, coupled with investments in high-yield bonds and investment grade corporate issues, helped results. The fund came out modestly ahead of the average return of the funds in its peer group, the Lipper Mixed-Asset Target Allocation Growth Classification, which was 13.14%.

Shift in fund structure

For the first eight months of the period, the fund's assets were allocated to broad equity and fixed-income asset classes. In mid-November, shareholders approved a change in the fund's structure to give the fund access to a much broader set of asset classes and managers by investing in individual mutual funds. We believe the new structure provides the potential for better diversification and added transparency for shareholders who want to track asset class results. We started using this new approach in December and by period end had investments in approximately 20 different Columbia funds. The fund now has access to funds focused on domestic and international, large-cap, mid-cap and small-cap stocks; growth and value disciplines; investment grade corporate and high-yield bonds; convertible securities; Treasuries and money market instruments, commodities, real estate and other assets. At period end, roughly 65% of investments were in large-cap stock funds and another 30% in core bond funds with the balance in cash equivalents.

Favorable backdrop for stocks

Despite a volatile start, equity markets posted strong gains for the 12-month period. Early in the period, fears around the sovereign debt crisis in Europe and the oil disaster in the Gulf of Mexico pressured returns. During the summer of 2010, worries about weak U.S. economic growth and the potential for a double-dip recession sent stocks even lower. A massive Treasury bond buyback program that began last fall helped reassure investors that the economic recovery would stay on track. Stocks rallied sharply in the fourth quarter, buoyed in part by stronger-than-expected economic data. In the first three months of 2011, neither geopolitical risks related to the unrest in the Middle East nor the devastating earthquake and tsunami in Japan could derail the market's climb.

The fund was well positioned for the equity market rebound with an overweight in equities, which we had increased during last summer's downturn. We favored U.S. stocks, which outdistanced foreign issues by a wide margin. Stock selection also was strong, with returns surpassing those in the Russell index. Our focus on higher quality stocks worked well, especially during periods of market volatility.

Disappointing fixed-income performance

Bonds posted relatively modest gains, as interest rates edged higher but stayed near historical lows. Over the year, high-yield bonds were the fixed-income market leaders. Higher-risk sectors benefited, as an improved economic outlook helped reduce the risk that issuers would default on

6

Portfolio Managers' Report (continued) – Columbia Asset Allocation Fund II their payments to bondholders. In this environment, the fund's exposure to investment-grade corporate bonds and high-yield issues was helpful. However, security selection in these sectors was disappointing, as we prematurely trimmed exposure to higher-risk issues.

Looking ahead

We expect positive but muted economic growth, as weak housing, burdensome levels of consumer debt and high unemployment limit the full impact of monetary stimulus. Given expectations that interest rates will eventually move higher, we plan to favor equities over bonds, focusing on higher quality, large-cap U.S. stocks. At period end, the fund had an underweight relative to its target allocation in foreign developed market equity exposure and a reduced stake in emerging markets stocks, largely because of our concerns that Chinese monetary policy and inflation could have on a negative impact on global markets. Within fixed income, we believe high-yield bonds remain reasonably priced and expect to favor them over investment-grade corporate bonds. The fund ended the period with underweights in Treasuries and Treasury Inflation Products (TIPs) and neutral allocations to other areas, such as commodities and real estate investment trusts (REITs).

Portfolio characteristics and holdings are subject to change periodically and may not be representative of current characteristics and holdings. The outlook for this portfolio may differ from that presented for other Columbia Funds.

Equity securities are subject to stock market fluctuations that occur in response to economic and business developments.

Stocks of mid-cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies.

Investing in fixed-income securities may involve certain risks, including the credit quality of individual issuers, possible prepayments, market or economic developments and yields and share price fluctuations due to changes in interest rates. When interest rates go up, bond prices typically drop, and vice versa.

Investments in high-yield bonds (sometimes referred to as "junk" bonds) offer the potential for high current income and attractive total return, but involve certain risks. Changes in economic conditions or other circumstances may adversely affect a high-yield bond issuer's ability to make principal and interest payments.

Portfolio Allocation

as of 03/31/11 by underlying fund (%)

Columbia Large Value Quantitative Fund	34.0
Columbia Bond Fund	20.8
Columbia Corporate Income Fund	4.3
Columbia Energy and Natural Resources Fund	3.6
Columbia European Equity Fund	3.3
Columbia High Yield Bond Fund	3.0
Columbia Emerging Markets Fund	2.9
Columbia Mid Cap Growth Fund	2.3
Columbia Mid Cap Value Fund	2.3
Mortgage- and Asset-Backed Portfolio	2.1
Columbia Large Cap Growth Fund	2.1
Columbia Large Cap Core Fund	2.0
Columbia Contrarian Core Fund	2.0
Columbia Real Estate Equity Fund	1.6
Columbia Select Large Cap Growth Fund	1.4
Columbia Pacific/Asia Fund	1.4
Columbia Dividend Income Fund	1.3
Columbia U.S. Government Mortgage Fund	1.2
Columbia Convertible Securities Fund	1.1
Columbia Acorn USA	0.9
Columbia Small Cap Value Fund II	0.9
Columbia Small Cap Value Fund I	0.9
Columbia Large Cap Value Fund	0.8
Columbia Value and Restructuring Fund	0.8
Columbia Small Cap Growth
Fund I	0.6
Columbia Emerging Markets Bond Fund	0.6
Columbia International Bond Fund	0.6
Columbia Dividend Opportunity Fund	0.3
BofA Cash Reserves	0.3
Columbia Acorn International	0.3
Columbia U.S. Treasury Index Fund	0.2
Columbia Marsico Focused Equities Fund	0.1

Portfolio allocation is calculated as a percentage of total investments, excluding short-term investments.

7

Investment Portfolio – Columbia Asset Allocation Fund II

March 31, 2011

Investment Companies – 100.2%
	Shares	Value ($)
BofA Cash Reserves, Capital Class Shares (a)	285,073	285,073
Columbia Acorn International, Class I (b)	6,516	270,227
Columbia Acorn USA, Class I (b)	29,881	917,948
Columbia Bond Fund, Class I (b)	2,267,482	20,974,204
Columbia Contrarian Core Fund, Class I (b)	135,044	2,031,060
Columbia Convertible Securities Fund, Class I (b)	68,248	1,064,665
Columbia Corporate Income Fund, Class I (b)	455,363	4,421,571
Columbia Dividend Income Fund, Class I (b)	95,899	1,310,944
Columbia Dividend Opportunity Fund, Class I (b)	40,048	332,800
Columbia Emerging Markets Bond Fund, Class I (b)	51,531	580,241
Columbia Emerging Markets Fund, Class I (b)	252,908	2,903,383
Columbia Energy and Natural Resources Fund, Class I (b)	141,695	3,641,567
Columbia European Equity Fund, Class I (b)	529,999	3,275,396
Columbia High Yield Bond Fund, Class I (b)	1,076,519	3,057,315
Columbia International Bond Fund, Class I (b)	52,088	578,174
Columbia Large Cap Core Fund, Class I (b)	148,179	2,037,466
Columbia Large Cap Growth Fund, Class I (b)	80,994	2,058,057
Columbia Large Cap Value Fund, Class I (b)	65,539	783,190
Columbia Large Value Quantitative Fund, Class I (b)	4,512,769	34,251,915
Columbia Marsico Focused Equities Fund, Class I (b)	2,894	70,442
Columbia Mid Cap Growth Fund, Class I (b)	80,447	2,344,240
Columbia Mid Cap Value Fund, Class I (b)	162,516	2,341,857
Columbia Pacific/Asia Fund, Class I (b)	158,515	1,364,812
Columbia Real Estate Equity Fund, Class I (b)	121,859	1,585,390
Columbia Select Large Cap Growth Fund, Class I (b)	102,108	1,403,980
Columbia Small Cap Growth Fund I, Class I (b)	16,419	578,284

	Shares	Value ($)
Columbia Small Cap Value Fund I, Class I (b)	18,494	916,010
Columbia Small Cap Value Fund II, Class I (b)	60,557	914,414
Columbia U.S. Government Mortgage Fund, Class I (b)	218,192	1,160,784
Columbia U.S. Treasury Index Fund, Class I (b)	17,136	189,015
Columbia Value and Restructuring Fund, Class I (b)	14,671	778,000
Mortgage- and Asset-Backed Portfolio (b)	221,047	2,077,844
Total Investment Companies (cost of $101,918,267)		100,500,268
Total Investments – 100.2% (cost of $101,918,267) (c)		100,500,268
Other Assets & Liabilities, Net – (0.2)%		(170,489)
Net Assets – 100.0%		100,329,779

Notes to Investment Portfolio:

(a)  As of May 1, 2010, this security was no longer an affiliate of the Fund.

(b)  Mutual funds registered under the Investment Company Act of 1940, as amended, and advised by Columbia Management Investment Advisers, LLC or one of its affiliates.

(c)  Cost for federal income tax purposes is $102,496,389.

  Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

  The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

  Fair value inputs are summarized in the three broad levels listed below:

• Level 1—Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

• Level 2—Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

• Level 3—Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

See Accompanying Notes to Financial Statements.

8

Columbia Asset Allocation Fund II

March 31, 2011

  Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy. Non-U.S. equity securities actively traded in foreign markets may be reflected in Level 2 despite the availability of closing prices, because the Fund evaluates and determines whether those closing prices reflect fair value at the close of the New York Stock Exchange (NYSE) or require adjustment, as described in Note 2 to the financial statements—Security Valuation.

  Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The following table summarizes the inputs used, as of March 31, 2011, in valuing the Fund's assets:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investment Companies	$100,500,268	$—	$—	$100,500,268
Total Investments	$100,500,268	$—	$—	$100,500,268

There were no significant transfers of financial assets between Levels 1 and 2 during the period.

See Accompanying Notes to Financial Statements.

9

Statement of Assets and Liabilities – Columbia Asset Allocation Fund II

March 31, 2011

		($)
Assets	Affiliated investments, at identified cost	101,633,194
	Unaffiliated investments, at identified cost	285,073
	Total investments, at identified cost	101,918,267
	Affiliated investments, at value	100,215,195
	Unaffiliated investments, at value	285,073
	Total investments, at value	100,500,268
	Receivable for:
	Investments sold	17,866
	Fund shares sold	30,742
	Expense reimbursement due from Investment Manager	91,982
	Prepaid expenses	117
	Total Assets	100,640,975
Liabilities	Payable for:
	Fund shares repurchased	62,236
	Pricing and bookkeeping fees	13,148
	Transfer agent fee	38,462
	Trustees' fees	62,799
	Custody fee	810
	Reports to shareholders	32,508
	Audit fee	31,240
	Distribution and service fees	17,587
	Chief compliance officer expenses	203
	Merger costs	28,828
	Other liabilities	23,375
	Total Liabilities	311,196
	Net Assets	100,329,779
Net Assets Consist of	Paid-in capital	99,202,023
	Undistributed net investment income	71,400
	Accumulated net realized gain	2,474,355
	Net unrealized appreciation (depreciation) on investments	(1,417,999)
	Net Assets	100,329,779

See Accompanying Notes to Financial Statements.

10

Statement of Assets and Liabilities (continued) – Columbia Asset Allocation Fund II

March 31, 2011

Class A	Net assets	$71,597,499
	Shares outstanding	3,276,470
	Net asset value per share	$21.85	(a)
	Maximum sales charge	5.75%
	Maximum offering price per share ($21.85/0.9425)	$23.18	(b)
Class B	Net assets	$1,145,836
	Shares outstanding	52,938
	Net asset value and offering price per share	$21.64	(a)
Class C	Net assets	$944,726
	Shares outstanding	43,667
	Net asset value and offering price per share	$21.63	(a)
Class Z	Net assets	$26,641,718
	Shares outstanding	1,222,145
	Net asset value, offering and redemption price per share	$21.80

(a)  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)  On sales of $50,000 or more the offering price is reduced.

See Accompanying Notes to Financial Statements.

11

Statement of Operations – Columbia Asset Allocation Fund II

For the Year Ended March 31, 2011

		($)
Investment Income	Dividends	942,294
	Dividends from affiliates	1,272,897
	Interest	919,392
	Interest from affiliates	1,008
	Total Investment Income	3,135,591
Expenses	Investment advisory fee	581,666
	Administration fee	30,190
	Distribution fee:
	Class B	11,006
	Class C	6,632
	Service fee:
	Class B	3,669
	Class C	2,211
	Distribution and service fees:
	Class A	175,634
	Transfer agent fee	162,605
	Pricing and bookkeeping fees	62,489
	Trustees' fees	27,191
	Custody fee	15,230
	Reports to shareholders	95,924
	Chief compliance officer expenses	1,040
	Merger costs	43,934
	Other expenses	136,035
	Total Expenses	1,355,456
	Fees waived or expenses reimbursed by Investment Manager	(487,925)
	Expense reductions	(273)
	Net Expenses	867,258
	Net Investment Income	2,268,333
Net Realized and Unrealized Gain (Loss) on Investments, Futures Contracts and Capital Gains Distributions Received
	Net realized gain (loss) on:
	Affiliated investments	(4,322,576)
	Unaffiliated investments	18,434,000
	Futures contracts	(71,003)
	Capital gains distributions received from affiliates	13,065,465
	Net realized gain	27,105,886
	Net change in unrealized appreciation (depreciation) on:
	Investments	(16,939,876)
	Futures contracts	(10,805)
	Net change in unrealized appreciation (depreciation)	(16,950,681)
	Net Gain	10,155,205
	Net Increase Resulting from Operations	12,423,538

See Accompanying Notes to Financial Statements.

12

Statement of Changes in Net Assets – Columbia Asset Allocation Fund II

		Year Ended March 31,
Increase (Decrease) in Net Assets		2011 ($)	2010 ($)
Operations	Net investment income	2,268,333	2,009,113
	Net realized gain (loss) on investments, futures contracts and capital gains distributions received from affiliates	27,105,886	(446,388)
	Net change in unrealized appreciation (depreciation) on investments and futures contracts	(16,950,681)	25,738,908
	Net increase resulting from operations	12,423,538	27,301,633
Distributions to Shareholders	From net investment income:
	Class A	(6,119,106)	(1,488,754)
	Class B	(106,661)	(33,825)
	Class C	(74,489)	(10,178)
	Class Z	(2,233,619)	(528,747)
	From net realized gains:
	Class A	(396,309)	—
	Class B	(7,635)	—
	Class C	(5,298)	—
	Class Z	(139,897)	—
	Total distributions to shareholders	(9,083,014)	(2,061,504)
	Net Capital Stock Transactions	(2,328,202)	(4,905,562)
	Increase from regulatory settlements	—	1,914
	Total increase in net assets	1,012,322	20,336,481
Net Assets	Beginning of period	99,317,457	78,980,976
	End of period	100,329,779	99,317,457
	Undistributed net investment income at end of period	71,400	11,993

See Accompanying Notes to Financial Statements.

13

Statement of Changes in Net Assets (continued) – Columbia Asset Allocation Fund II

	Capital Stock Activity
	Year Ended March 31, 2011		Year Ended March 31, 2010
	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	288,236	6,109,141	85,822	1,664,491
Distributions reinvested	69,955	1,471,939	71,862	1,389,350
Redemptions	(500,402)	(10,678,327)	(410,564)	(7,883,419)
Net decrease	(142,211)	(3,097,247)	(252,880)	(4,829,578)
Class B
Subscriptions	4,771	100,321	8,222	146,335
Distributions reinvested	1,804	37,673	1,533	28,971
Redemptions	(47,649)	(1,007,612)	(68,470)	(1,290,760)
Net decrease	(41,074)	(869,618)	(58,715)	(1,115,454)
Class C
Subscriptions	6,222	130,197	8,666	169,390
Distributions reinvested	2,833	59,285	381	7,219
Redemptions	(5,114)	(106,812)	(1,922)	(38,180)
Net increase	3,941	82,670	7,125	138,429
Class Z
Subscriptions	41,329	875,302	29,914	584,656
Distributions reinvested	95,076	2,004,150	23,361	451,485
Redemptions	(63,930)	(1,323,459)	(6,797)	(135,100)
Net increase	72,475	1,555,993	46,478	901,041

See Accompanying Notes to Financial Statements.

14

Financial Highlights – Columbia Asset Allocation Fund II

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class A Shares	2011		2010	2009	2008		2007
Net Asset Value, Beginning of Period	$21.14		$15.94	$22.39	$24.00		$22.22
Income from Investment Operations:
Net investment income (a)	0.49		0.41	0.45	0.48		0.43
Net realized and unrealized gain (loss) on investments, futures contracts, foreign currency and capital gains distributions received from affiliates	2.27		5.21	(6.44)	(1.60)		1.78
Total from investment operations	2.76		5.62	(5.99)	(1.12)		2.21
Less Distributions to Shareholders:
From net investment income	(1.92)		(0.42)	(0.46)	(0.49)		(0.43)
From net realized gains	(0.13)		—	—	—		—
Total distributions to shareholders	(2.05)		(0.42)	(0.46)	(0.49)		(0.43)
Increase from regulatory settlements	—		— (b)	—	—		—
Net Asset Value, End of Period	$21.85		$21.14	$15.94	$22.39		$24.00
Total return (c)(d)	13.59%		35.54%	(27.03)%	(4.78)%		10.06%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (e)	0.94	%(f)	1.21%	1.29%	1.22%		1.22%
Interest expense	—		—	—	—	%(g)	—	%(g)
Net expenses (e)	0.94	%(f)	1.21%	1.29%	1.22%		1.22%
Waiver/Reimbursement	0.50%		0.20%	0.09%	0.07%		0.07%
Net investment income (e)	2.30%		2.14%	2.31%	1.99%		1.89%
Portfolio turnover rate	205	%(h)	80%	67%	63%		55%
Net assets, end of period (000s)	$71,597		$72,267	$58,511	$94,827		$115,393

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Rounds to less than $0.01 per share.

(c)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d)  Had the Investment Manager and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

(f)  Does not include expenses of the investment companies in which the Fund invests. If these expenses were included, the expense ratios would have been higher.

(g)  Rounds to less than 0.01%.

(h)  Effective October 22, 2010, the Fund transitioned to a fund-of-funds structure. If the Fund had not transitioned, portfolio turnover would have been lower.

See Accompanying Notes to Financial Statements.

15

Financial Highlights – Columbia Asset Allocation Fund II

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class B Shares	2011		2010	2009	2008		2007
Net Asset Value, Beginning of Period	$20.96		$15.81	$22.20	$23.81		$22.04
Income from Investment Operations:
Net investment income (a)	0.32		0.27	0.29	0.30		0.26
Net realized and unrealized gain (loss) on investments, futures contracts, foreign currency and capital gains distributions received from affiliates	2.25		5.16	(6.37)	(1.60)		1.77
Total from investment operations	2.57		5.43	(6.08)	(1.30)		2.03
Less Distributions to Shareholders:
From net investment income	(1.76)		(0.28)	(0.31)	(0.31)		(0.26)
From net realized gains	(0.13)		—	—	—		—
Total distributions to shareholders	(1.89)		(0.28)	(0.31)	(0.31)		(0.26)
Increase from regulatory settlements	—		— (b)	—	—		—
Net Asset Value, End of Period	$21.64		$20.96	$15.81	$22.20		$23.81
Total return (c)(d)	12.71%		34.52%	(27.55)%	(5.54)%		9.27%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (e)	1.69	%(f)	1.96%	2.04%	1.97%		1.97%
Interest expense	—		—	—	—	%(g)	—	%(g)
Net expenses (e)	1.69	%(f)	1.96%	2.04%	1.97%		1.97%
Waiver/Reimbursement	0.50%		0.20%	0.09%	0.07%		0.07%
Net investment income (e)	1.54%		1.42%	1.49%	1.25%		1.14%
Portfolio turnover rate	2.05	%(h)	80%	67%	63%		55%
Net assets, end of period (000s)	$1,146		$1,970	$2,414	$7,349		$15,225

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Rounds to less than $0.01 per share.

(c)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)  Had the Investment Manager and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

(f)  Does not include expenses of the investment companies in which the Fund invests. If these expenses were included, the expense ratios would have been higher.

(g)  Rounds to less than 0.01%.

(h)  Effective October 22, 2010, the Fund transitioned to a fund-of-funds structure. If the Fund had not transitioned, portfolio turnover would have been lower.

See Accompanying Notes to Financial Statements.

16

Financial Highlights – Columbia Asset Allocation Fund II

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class C Shares	2011		2010	2009	2008		2007
Net Asset Value, Beginning of Period	$20.95		$15.79	$22.18	$23.79		$22.02
Income from Investment Operations:
Net investment income (a)	0.33		0.26	0.30	0.32		0.26
Net realized and unrealized gain (loss) on investments, futures contracts, foreign currency and capital gains distributions received from affiliates	2.24		5.18	(6.38)	(1.62)		1.77
Total from investment operations	2.57		5.44	(6.08)	(1.30)		2.03
Less Distributions to Shareholders:
From net investment income	(1.76)		(0.28)	(0.31)	(0.31)		(0.26)
From net realized gains	(0.13)		—	—	—		—
Total distributions to shareholders	(1.89)		(0.28)	(0.31)	(0.31)		(0.26)
Increase from regulatory settlements	—		— (b)	—	—		—
Net Asset Value, End of Period	$21.63		$20.95	$15.79	$22.18		$23.79
Total return (c)(d)	12.72%		34.63%	(27.58)%	(5.54)%		9.28%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (e)	1.69	%(f)	1.96%	2.04%	1.97%		1.97%
Interest expense	—		—	—	—	%(g)	—	%(g)
Net expenses (e)	1.69	%(f)	1.96%	2.04%	1.97%		1.97%
Waiver/Reimbursement	0.50%		0.20%	0.09%	0.07%		0.07%
Net investment income (e)	1.58%		1.38%	1.59%	1.32%		1.14%
Portfolio turnover rate	205	%(h)	80%	67%	63%		55%
Net assets, end of period (000s)	$945		$832	$515	$730		$2,105

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Rounds to less than $0.01 per share.

(c)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)  Had the Investment Manager and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

(f)  Does not include expenses of the investment companies in which the Fund invests. If these expenses were included, the expense ratios would have been higher.

(g)  Rounds to less than 0.01%.

(h)  Effective October 22, 2010, the Fund transitioned to a fund-of-funds structure. If the Fund had not transitioned, portfolio turnover would have been lower.

See Accompanying Notes to Financial Statements.

17

Financial Highlights – Columbia Asset Allocation Fund II

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class Z Shares	2011		2010	2009	2008		2007
Net Asset Value, Beginning of Period	$21.09		$15.90	$22.34	$23.95		$22.17
Income from Investment Operations:
Net investment income (a)	0.54		0.46	0.50	0.54		0.49
Net realized and unrealized gain (loss) on investments, futures contracts, foreign currency and capital gains distributions received from affiliates	2.27		5.20	(6.43)	(1.60)		1.78
Total from investment operations	2.81		5.66	(5.93)	(1.06)		2.27
Less Distributions to Shareholders:
From net investment income	(1.97)		(0.47)	(0.51)	(0.55)		(0.49)
From net realized gains	(0.13)		—	—	—		—
Total distributions to shareholders	(2.10)		(0.47)	(0.51)	(0.55)		(0.49)
Increase from regulatory settlements	—		— (b)	—	—		—
Net Asset Value, End of Period	$21.80		$21.09	$15.90	$22.34		$23.95
Total return (c)(d)	13.90%		35.90%	(26.86)%	(4.55)%		10.35%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (e)	0.69	%(f)	0.96%	1.04%	0.97%		0.97%
Interest expense	—		—	—	—	%(g)	—	%(g)
Net expenses (e)	0.69	%(f)	0.96%	1.04%	0.97%		0.97%
Waiver/Reimbursement	0.50%		0.20%	0.09%	0.07%		0.07%
Net investment income (e)	2.54%		2.39%	2.58%	2.24%		2.15%
Portfolio turnover rate	205	%(h)	80%	67%	63%		55%
Net assets, end of period (000s)	$26,642		$24,248	$17,541	$24,859		$24,680

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Rounds to less than $0.01 per share.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Had the Investment Manager and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

(f)  Does not include expenses of the investment companies in which the Fund invests. If these expenses were included, the expense ratios would have been higher.

(g)  Rounds to less than 0.01%.

(h)  Effective October 22, 2010, the Fund transitioned to a fund-of-funds structure. If the Fund had not transitioned, portfolio turnover would have been lower.

See Accompanying Notes to Financial Statements.

18

Notes to Financial Statements – Columbia Asset Allocation Fund II

March 31, 2011

Note 1. Organization

Columbia Asset Allocation Fund II (the Fund), a series of Columbia Funds Series Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust.

After the close of business on April 30, 2010, Ameriprise Financial, Inc. (Ameriprise Financial) acquired a portion of the asset management business of Columbia Management Group, LLC (the Transaction), including the business of managing the Fund. In connection with the closing of the Transaction (the Closing), RiverSource Investments, LLC, a wholly owned subsidiary of Ameriprise Financial, became the investment advisor of the Fund and changed its name to Columbia Management Investment Advisers, LLC (the Investment Manager).

Investment Objective

The Fund seeks total return, consisting of long-term capital appreciation and current income.

Effective October 22, 2010, the Fund transitioned to a fund-of-funds structure, which means the Fund will seek to achieve its objective by investing primarily in shares of mutual funds managed by the Investment Manager or its affiliates (Columbia Funds), exchange-traded funds and third party-advised funds (collectively with the Columbia Funds, Underlying Funds). The Fund may also invest in equity and fixed income securities, including Treasury Inflation Protected Securities (TIPS), and other instruments such as derivatives. The financial statements of the Underlying Funds in which the Fund invests should be read in conjunction with the Fund's financial statements.

Fund Shares

The Trust has unlimited authorized shares of beneficial interest. The Fund offers Class A, Class B, Class C and Class Z shares. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18 months after purchase.

The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of other funds within the Columbia Family of Funds. Class B shares are subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class Z shares are not subject to sales charges and are available only to certain investors, as described in the Fund's prospectus.

Note 2. Summary of Significant Accounting Policies

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires the Investment Manager to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Investments in the Underlying Funds are valued at the net asset value of each class of the respective Underlying Fund determined as of the close of the New York Stock Exchange on the valuation date. Exchange-traded funds are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Exchange-traded funds for which there were no sales during the day are valued at the latest bid price on such exchanges.

Investments in securities generally are valued by pricing services approved by the Trust's Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon

19

Columbia Asset Allocation Fund II, March 31, 2011

rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Debt securities generally are valued by pricing services approved by the Trust's Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Certain debt securities, which tend to be more thinly traded and of lesser quality, are priced based on fundamental analysis of the financial condition of the issuer and the estimated value of any collateral. Valuations developed through pricing techniques may vary from the actual amounts realized upon sale of the securities, and the potential variation may be greater for those securities valued using fundamental analysis.

Asset-backed and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities' cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed and mortgage-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Equity securities are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Foreign securities are generally valued at the last sale price on the foreign exchange or market on which they trade. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange (NYSE). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Occasionally, events affecting the values of such foreign securities may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the values of such foreign securities occur and it is determined that market quotations are not reliable, then these foreign securities will be valued at their fair value using procedures approved by the Board of Trustees.

Investments for which market quotations are not readily available, or that have quotations which the Investment Manager believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, the Investment Manager may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

Derivative Instruments

The Fund may use derivative instruments including futures contracts in order to meet its investment objectives. The Fund employs strategies in differing combinations to permit it to increase, decrease or change the level of exposure to market risk factors. The achievement of any strategy relating to derivatives depends on an analysis of various risk factors, and if the strategies for the use of derivatives do not work as intended, the Fund may not achieve its investment objectives.

20

Columbia Asset Allocation Fund II, March 31, 2011

In pursuit of its investment objectives, the Fund is exposed to the following market risk among others:

Interest Rate Risk: Interest rate risk relates to the fluctuation in value of fixed income securities because of the inverse relationship of price and yield. Fixed income securities generally will decline in value upon an increase in general interest rates and their value generally will increase upon a decline in general interest rates. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations.

The following provides more detailed information about the derivative type held by the Fund:

Futures Contracts—The Fund entered into interest rate futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark.

The use of futures contracts involves certain risks, which include, among others: (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out positions due to differing trading hours, or the temporary absence of a liquid market, for either the instruments or the underlying securities, and (3) an inaccurate prediction of the future direction of interest rates by the Fund's Investment Manager.

Upon entering into a futures contract, the Fund identifies within its portfolio of investments cash or securities in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable and offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

During the year ended March 31, 2011, the Fund entered into 169 futures contracts.

The following table is a summary of the value of the Fund's derivative instruments as of March 31, 2011:

Fair Value of Derivative Instruments
Statement of Assets and Liabilities
Assets	Fair Value	Liabilities	Fair Value
Futures Variation Margin	$—	Futures Variation Margin	$—

The effect of derivative instruments on the Fund's Statement of Operations for the year ended March 31, 2011:

	Amount of Realized Gain or (Loss) and Change in Unrealized Appreciation or (Depreciation) on Derivatives
	Risk Exposure	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)
Futures Contracts	Interest Rate Risk	$(71,003)	$(10,805)

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that the Investment Manager has determined are creditworthy. The Fund, through the custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. The Investment Manager is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty.

21

Columbia Asset Allocation Fund II, March 31, 2011

These risks include possible delays in or restrictions on the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Delayed Delivery Securities

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices. The Fund identifies within its portfolio of investments cash or liquid securities in an amount equal to the delayed delivery commitment.

Treasury Inflation Protected Securities

The Fund may invest in treasury inflation protected securities (TIPS). The principal amount of TIPS is adjusted periodically and is increased for inflation or decreased for deflation based on a monthly published index. Interest payments are based on the adjusted principal at the time the interest is paid. These adjustments are recorded as interest income in the Statement of Operations.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on the accrual basis. Market premium and discount are amortized and accreted, respectively, on all debt securities, unless otherwise noted. Original issue discount is accreted to interest income over the life of the security with a corresponding increase in the cost basis, if any.

Corporate actions and dividend income are recorded on the ex-date.

The Fund receives information regarding the character of distributions received from real estate investment trusts (REITs) on an annual basis. Distributions received from REITs are allocated among dividend income, capital gain and return of capital based upon such information or based on management's estimates if actual information has not yet been reported. Management's estimates are subsequently adjusted when the actual character of the distributions are disclosed by the REITs which could result in a proportionate increase in returns of capital to shareholders.

Awards from class action litigation are recorded as a reduction of cost if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Income and capital gain distributions from the Underlying Funds, if any, are recorded on the ex-dividend date.

Expenses

General expenses of the Trust are allocated to the Fund and other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to a specific class of shares are charged to that share class. Expenses directly attributable to the Fund are charged to the Fund.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses which are charged directly to a share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income are declared and paid quarterly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

22

Columbia Asset Allocation Fund II, March 31, 2011

Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fee

Under an Investment Management Services Agreement (IMSA), the Investment Manager determines which securities will be purchased, held or sold. The management fee is based on the annual rate of 0.60% of the Fund's average daily net assets.

Prior to the Closing, Columbia Management Advisors, LLC (Columbia), an indirect, wholly owned subsidiary of Bank of America Corporation (BOA), provided investment management services to the Fund under the same fee structure.

Effective October 22, 2010, the Investment Manager has contractually agreed to waive a portion of its management fee through January 31, 2012 so that the effective advisory fee rate will be a blend of (i) 0.00% on assets invested in other Columbia Funds, exchange-traded funds or third party mutual funds, and (ii) 0.60% on other assets.

For the year ended March 31, 2011, management fees of $253,804 were waived for the Fund and the annualized effective management fee rate, net of fee waivers, was 0.34% of the Fund's average daily net assets.

Administration Fee

Effective upon the Closing, the Investment Manager provides administration and accounting services to the Fund under an Administrative Services Agreement, including services previously performed under the Pricing and Bookkeeping Oversight and Services Agreement (the Services Agreement) as discussed in the Pricing and Bookkeeping Fees note below. Effective October 22, 2010, the Fund pays an annual administration fee equal to 0.02% of the Fund's average daily net assets.

Prior to October 22, 2010, the annual administration fee was equal to 0.12% of the Fund's average daily net assets less the fees payable by the Fund as described under the Pricing and Bookkeeping Fees note below. Prior to the Closing, Columbia provided administrative services to the Fund at the same fee rate.

For the year ended March 31, 2011, the Fund's effective administration fee rate was 0.08% of the Fund's average daily net assets.

Pricing and Bookkeeping Fees

Prior to the Closing, the Fund entered into a Financial Reporting Services Agreement (the Financial Reporting Services Agreement) with State Street Bank and Trust Company (State Street) and Columbia pursuant to which State Street provides financial reporting services to the Fund. The Fund also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the State Street Agreements) with State Street and Columbia pursuant to which State Street provides accounting services to the Fund. Upon the Closing, Columbia assigned and delegated its rights and obligations under the State Street Agreements to the Investment Manager. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimburses State Street for certain out-of-pocket expenses and charges.

Also prior to the Closing, the Fund entered into the Services Agreement with Columbia. Under the Services Agreement, Columbia provided services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provided oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimbursed Columbia for out-of-pocket expenses and charges, including fees payable to third parties, such as for pricing the Fund's portfolio securities, incurred by Columbia in the performance of services under the Services Agreement. The Services Agreement was terminated upon the Closing. These services are now provided under the Administrative Services Agreement discussed above.

Transfer Agent Fee

In connection with the Closing, RiverSource Service Corporation, a wholly owned subsidiary of Ameriprise Financial, provides transfer agency services to the Fund under a Transfer Agency Agreement and

23

Columbia Asset Allocation Fund II, March 31, 2011

changed its name to Columbia Management Investment Services Corp. (the Transfer Agent). The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Fund for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Fund that is a percentage of the average aggregate value of the Fund's shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and, is not entitled to reimbursement for such fees from the Fund (with the exception of out-of pocket fees). The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of -pocket expenses

Prior to the Closing, Columbia Management Services, Inc., an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provided transfer agency services to the Fund and contracted with BFDS to serve as sub-transfer agent, under the same fee structure.

For the year ended March 31, 2011 the Fund's effective transfer agent fee rate for each class was 0.17% of the Fund's average daily net assets.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions on the Statement of Operations. For the year ended March 31, 2011, no minimum account balance fees were charged by the Fund.

Underwriting Discounts, Service and Distribution Fees

In connection with the Closing, RiverSource Fund Distributors, Inc., an indirect wholly owned subsidiary of Ameriprise Financial, provides distribution and shareholder services to the Fund and changed its name to Columbia Management Investment Distributors, Inc. (the Distributor). Pursuant to Rule 12b-1 under the 1940 Act, the Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

The Plans require the payment of a combined distribution and shareholder servicing fee for the Class A shares of the Fund. The Plans also require the payment of a monthly shareholder servicing fee and distribution fee for the Class B and Class C shares of the Fund. A substantial portion of the expenses incurred pursuant to these plans is paid to affiliates of the Distributor. The annual rates in effect and plan limits, as a percentage of average daily net assets are as follows:

	Current Rate	Plan Limit
Class A Combined Distribution and Shareholder Servicing Plan	0.25%	0.25%
Class B and Class C Shareholder Servicing Plans	0.25%	0.25%
Class B and Class C Distribution Plans	0.75%	0.75%

Prior to the Closing, Columbia Management Distributors, Inc., an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, was the principal underwriter of the Fund's shares. There were no changes to the underwriting discount structure of the Fund or the service or distribution fee rates paid by the Fund as a result of the Transaction.

Sales Charges

Sales charges, including front-end and CDSC's, received by the Distributor for distributing Fund shares were $2,563 for Class A and $1,894 for Class B shares for the year ended March 31, 2011.

Fee Waivers and Expense Reimbursements

Effective October 22, 2010, the Investment Manager and certain of its affiliates have contractually agreed to waive fees or reimburse expenses, through January 31, 2012, so that the Fund's ordinary operating expenses (excluding certain expenses described below), after giving effect to any balance credits or overdraft charges from the Fund's custodian, do not exceed the annual rates of 0.51%, 1.26%, 1.26%, and 0.26% of the Fund's average daily net assets attributable to Class A, Class B, Class C and Class Z shares,

24

Columbia Asset Allocation Fund II, March 31, 2011

respectively. The following expenses are excluded from the Fund's ordinary operating expenses when calculating the cap, and therefore will be paid by the Fund: taxes (including foreign transaction taxes), expenses associated with investment in other pooled investment vehicles (including exchange traded funds and other affiliated and unaffiliated mutual funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses, investment management services fees and any other expenses the exclusion of which is specifically approved by the Fund's Board. This agreement may be modified or amended only with approval from all parties. Merger costs are treated as extraordinary expenses and therefore not subject to the Fund's expense limits.

For the period May 1, 2010 through October 21, 2010, the Investment Manager voluntarily agreed to reimburse a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, did not exceed 0.95% of the Fund's average daily net assets on an annualized basis. Prior to May 1, 2010, Columbia voluntarily reimbursed a portion of the Fund's expenses in the same manner.

Fees Paid to Officers and Trustees

In connection with the Closing, all officers of the Fund are employees of the Investment Manager or its affiliates and, with the exception of the Fund's Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year. Prior to the Closing, all officers of the Fund were employees of Columbia or its affiliates and the Fund paid its pro-rata share of the expenses for the Chief Compliance Officer under the same fee structure.

Trustees are compensated for their services to the Fund, as set forth on the Statement of Operations. The Trust's eligible Trustees may participate in a non-qualified deferred compensation plan which may be terminated at any time. Any payments to plan participants are paid solely out of the Fund's assets. Income earned on the plan participant's deferral account is based on the rate of return of the eligible mutual funds selected by the participant or, if no funds are selected, on the rate of return of Columbia Money Market Fund (formerly known as RiverSource Cash Management Fund). Prior to the Closing, if no funds were selected, income earned on the plan participant's deferral account was based on the rate of return of BofA Treasury Reserves. Trustees' fees deferred during the current period as well as any gains or losses on the trustees' deferred compensation balances as a result of market fluctuations are included in "Trustees' fees" on the Statement of Operations. Liabilities under the deferred compensation plan are included in "Trustees' fees" on the Statement of Assets and Liabilities.

Note 4. Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as part of expense reductions on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement. For the year ended March 31, 2011, these custody credits reduced total expenses by $273 for the Fund.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated $202,260,161 and $197,723,510, respectively, for the year ended March 31, 2011, of which $13,764,370 and $33,770,173, respectively, were U.S. Government securities.

Note 6. Regulatory Settlements

During the year ended March 31, 2010, the Fund received payments totaling $1,914 resulting from certain regulatory settlements with third parties in which the Fund had participated. The payments have been included in "Increase from regulatory settlements" in the Statement of Changes in Net Assets.

Note 7. Shareholder Concentration

As of March 31, 2011, two shareholder accounts owned 83.9% of the outstanding shares of the Fund. Purchase and redemption activity of these accounts may have a significant effect on the operations of the Fund.

25

Columbia Asset Allocation Fund II, March 31, 2011

Note 8. Line of Credit

Prior to March 28, 2011, the Fund and other affiliated funds participated in a $280,000,000 committed, unsecured revolving line of credit provided by State Street. Effective March 28, 2011, the commitment was reduced to $225,000,000. The maximum amount that may be borrowed by any fund is limited to the lesser of $200,000,000 and the Fund's borrowing limit set forth in the Fund's registration statement. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Effective October 14, 2010, interest is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 1.25% or the overnight LIBOR Rate plus 1.25%. In addition, a commitment fee of 0.125% per annum is accrued and apportioned among the participating funds pro rata based on their relative net assets.

Prior to October 14, 2010, interest was charged to each participating fund at the same rates. In addition, a commitment fee of 0.15% per annum was accrued and apportioned among the participating funds pro rata based on their relative net assets.

For the year ended March 31, 2011, the Fund did not borrow under these arrangements.

Note 9. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended March 31, 2011, permanent book and tax basis differences resulting primarily from differing treatments for non-deductible merger fees and short-term gain distributions from underlying funds were identified and reclassified among the components of the Fund's net assets as follows:

Undistributed Net Investment Income	Accumulated Net Realized Gain	Paid-In Capital
$6,324,949	$(6,282,453)	$(42,496)

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended March 31, 2011 and March 31, 2010 was as follows:

	March 31,
Distributions paid from	2011	2010
Ordinary Income*	$8,533,875	$2,061,504
Long-Term Capital Gains	$549,139	—

*  For tax purposes short-term capital gain distributions, if any, are considered ordinary income distributions.

As of March 31, 2011, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Depreciation*
$71,400	$3,052,477	$(1,996,121)

*  The differences between book-basis and tax-basis net unrealized depreciation are primarily due to deferral of losses from wash sales.

Unrealized appreciation and depreciation at March 31, 2011, based on cost of investments for federal income tax purposes were:

Unrealized appreciation	$1,402,701
Unrealized depreciation	(3,398,822)
Net unrealized depreciation	$(1,996,121)

Capital loss carryforwards of $16,794,584 were utilized during the year ended March 31, 2011.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

26

Columbia Asset Allocation Fund II, March 31, 2011

Note 10. Significant Risks and Contingencies

Allocation Risk

The Fund uses an asset allocation strategy in pursuing its investment objective. There is a risk that the Fund's allocation among asset classes or investments will cause the Fund to under-perform other funds with similar investment objectives, or that the investments themselves will not produce the returns expected.

Asset-Backed Securities Risk

The value of asset-backed securities may be affected by, among other factors, changes in interest rates, the market's assessment of the quality of underlying assets, the creditworthiness of the servicer for the underlying assets, factors concerning the interests in and structure of the issuer or the originator of the underlying assets, or the creditworthiness or rating of the entities that provide any supporting letters of credit, surety bonds, derivative instruments, or other credit enhancement. The value of asset-backed securities also will be affected by the exhaustion, termination or expiration of any credit enhancement. Most asset-backed securities are subject to prepayment risk, which is the possibility that the underlying debt may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Fund to have to reinvest the money received in securities that have lower yields. In addition, the impact of prepayments on the value of asset-backed securities may be difficult to predict and may result in greater volatility.

Mortgage-Backed Securities Risk

The value of mortgage-backed securities may be affected by, among other things, changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the mortgages, the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements or the quality of underlying assets or the market's assessment thereof. Mortgage-backed securities are subject to prepayment risk, which is the possibility that the underlying mortgage may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Fund to have to reinvest the money received in securities that have lower yields. In addition, the impact of prepayments on the value of mortgage-backed securities may be difficult to predict and may result in greater volatility.

Investing in Other Funds Risk

The performance of the Underlying Funds in which the Fund invests could be adversely affected if other entities that invest in the same Underlying Funds make relatively large investments or redemptions in the Underlying Funds. Because the expenses and costs of an Underlying Fund are shared by its investors, redemptions by other investors in the Underlying Fund could result in decreased economies of scale and increased operating expenses for the Underlying Fund. The Fund, and its shareholders, indirectly bear a portion of the expenses of the Underlying Funds. These transactions might also result in higher brokerage, tax or other costs for the Fund. This risk may be particularly important when one investor owns a substantial portion of any Underlying Fund. In addition, the Investment Manager has the authority to change the Underlying Funds in which the Fund invests or to change the percentage of the Fund's investments allocated to each Underlying Fund. If an Underlying Fund pays fees to the Investment Manager or its affiliates, such as investment management fees, this could result in the Investment Manager having a potential conflict of interest in selecting the Underlying Funds in which the Fund invests or in determining the percentage of the Fund's investments allocated to each Underlying Fund. There are also circumstances in which the Investment Manager's fiduciary duties to the Fund may conflict with its fiduciary duties to the Underlying Funds.

Note 11. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted below, there were no items requiring adjustment of the financial statements or additional disclosure.

In August 2010, the Board of Trustees approved a proposal to merge the Fund into Columbia LifeGoal Balanced Growth Portfolio. The proposal was approved at a special meeting of shareholders held on February 15, 2011. The merger, which was a tax-free reorganization for U.S. federal income tax purposes, was effective May 2, 2011.

Effective May 16, 2011, the line of credit commitment with State Street was reduced to $150,000,000, and the maximum amount that may be borrowed by any fund was limited to the lesser of $120,000,000 and the Fund's borrowing limit set forth in the Fund's registration statement.

27

Columbia Asset Allocation Fund II, March 31, 2011

Note 12. Information Regarding Pending and Settled Legal Proceedings

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit's decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On December 9, 2010, the District Court reinstated its July 9, 2007 summary judgment order in favor of the defendants. On January 10, 2011 plaintiffs filed a notice of appeal with the Eighth Circuit.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

28

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust and the Shareholders of Columbia Asset Allocation Fund II

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Asset Allocation Fund II (the "Fund") (a series of Columbia Funds Series Trust) at March 31, 2011, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

As disclosed in Note 11, the Fund was merged into the Columbia LifeGoal Balanced Growth Portfolio on May 2, 2011.

PricewaterhouseCoopers LLP
Boston, Massachusetts
May 20, 2011

29

Federal Income Tax Information (Unaudited) – Columbia Asset Allocation Fund II

The Fund hereby designates as a capital gain dividend with respect to the fiscal year ended March 31, 2011, $3,781,697, or, if subsequently determined to be different, the net capital gain of such year.

10.02% of the ordinary income distributed by the Fund for the fiscal year ended March 31, 2011, qualifies for the corporate dividends received deduction.

For non-corporate shareholders 11.44%, or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of ordinary income distributed by the Fund for the fiscal year ended March 31, 2011 may represent qualified dividend income.

The Fund will notify shareholders in January 2012 of amounts for use in preparing 2011 income tax returns.

30

Fund Governance

The Trustees serve terms of indefinite duration. The names, addresses and birth years of the Trustees and Officers of the Funds in the Columbia Funds Series Trust, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Series Trust.

Independent Trustees

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in the Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Edward J. Boudreau, Jr. (Born 1944)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2005)	Managing Director—E.J. Boudreau & Associates (consulting), from 2000 through current; oversees 41; Trustee—BofA Funds Series Trust.

William P. Carmichael (Born 1943)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1999)	Retired; oversees 41; Director—Cobra Electronics Corporation (electronic equipment manufacturer); Director—McMoRan Exploration Company (oil and gas exploration and development); Director—The Finish Line (athletic shoes and apparel); Trustee—BofA Funds Series Trust.

William A. Hawkins (Born 1942)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2005)	Managing Director—Overton Partners (financial consulting), August 2010 to present; President and Chief Executive Officer—California General Bank, N.A., from January 2008 through August 2010; oversees 41; Trustee—BofA Funds Series Trust.

R. Glenn Hilliard (Born 1943)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2005)	Chairman and Chief Executive Officer—Hilliard Group LLC (investing and consulting), from April 2003 through current; oversees 41; Trustee—BofA Funds Series Trust.

John J. Nagorniak (Born 1944)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2008)	Retired; President and Director—Foxstone Financial, Inc. (consulting), 2000 through December 2007; Director—Mellon Financial Corporation affiliates (investing), 2000 through 2007; Chairman—Franklin Portfolio Associates (investing—Mellon affiliate), 1982 through 2007; oversees 41; Director—MIT Investment Company; Trustee—MIT 401k Plan; ; Trustee—Research Foundation of CFA Institute; Trustee—BofA Funds Series Trust.

31

Fund Governance (continued)

Independent Trustees (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in the Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Minor M. Shaw (Born 1947)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2003)	President—Micco Corporation and Mickel Investment Group; oversees 41; Board Member—Piedmont Natural Gas; Trustee—BofA Funds Series Trust.

Interested Trustee

Anthony M. Santomero[1] (Born 1946)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2008)	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, from 2002 through current; Senior Advisor—McKinsey & Company (consulting), July 2006 through January 2008; President and Chief Executive Officer—Federal Reserve Bank of Philadelphia, July 2000 through April 2006; oversees 41; Director—Renaissance Reinsurance Ltd; Trustee—Penn Mutual Life Insurance Company; Director—Citigroup, Inc.; Director—Citibank, N.A.; Trustee—BofA Funds Series Trust.

1  Dr. Santomero is currently deemed by the Columbia Funds to be an "interested person" (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup, Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Columbia Funds or other funds or accounts advised/managed by Columbia Management Investment Advisers, LLC.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 800-345-6611.

Officers

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
J. Kevin Connaughton (Born 1964)

225 Franklin Street Boston, MA 02110 President (since 2009)	Senior Vice President and General Manager—Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds, since 2009, and RiverSource Funds, since May 2010 (previously Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009, Treasurer, Columbia Funds, from October 2003 to May 2008, and senior officer of various other affiliated funds since 2000); Managing Director, Columbia Management Advisors, LLC from December 2004 to April 2010.

Michael G. Clarke (Born 1969)

225 Franklin Street Boston, MA 02110 Treasurer (since 2011) and Chief Financial Officer (since 2009)	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

32

Fund Governance (continued)

Officers (continued)

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
Scott R. Plummer (Born 1959)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President and Chief Legal Officer (since 2010)	Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel—Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel—Asset Management, from 2005 to April 2010, and Vice President—Asset Management Compliance from 2004 to 2005); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; Vice President, General Counsel and Secretary, RiverSource Funds, since December 2006; Senior Vice President, Secretary and Chief Legal Officer, Columbia Funds, since May 2010.

Linda J. Wondrack (Born 1964)

225 Franklin Street Boston, MA 02110 Senior Vice President and Chief Compliance Officer (since 2007)	Vice President and Chief Compliance Officer, Columbia Management Investment Advisers, LLC since May 2010; Chief Compliance Officer, Columbia Funds, since 2007, and RiverSource Funds, since May 2010; Director (Columbia Management Group, LLC and Investment Product Group Compliance), Bank of America, from June 2005 to April 2010.

William F. Truscott (Born 1960)

53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2010)	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010 (previously President, Chairman of the Board and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President—U.S. Asset Management and Chief Investment Officer from 2005 to April 2010, and Senior Vice President—Chief Investment Officer, from 2001 to 2005); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director, Columbia Management Investment Distributors, Inc. since May 2010 (previously Chairman of the Board and Chief Executive Officer from 2008 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006.

Colin Moore (Born 1958)

One Financial Center Boston, MA 02111 Senior Vice President (since 2010)	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer of Columbia Management Advisors, LLC from 2007 to April 2010; Head of Equities, Columbia Management Advisors, LLC from 2002 to 2007.

Michael A. Jones (Born 1959)

225 Franklin Street Boston, MA 02110 Senior Vice President (since 2010)	President and Director, Columbia Management Investment Advisers, LLC since May 2010; President and Director, Columbia Management Investment Distributors, Inc. since May 2010; Manager, Chairman, Chief Executive Officer and President, Columbia Management Advisors, LLC from 2007 to April 2010; Chief Executive Officer, President and Director, Columbia Management Distributors, Inc. from November 2006 to April 2010; previously, co-president and senior managing director at Robeco Investment Management.

33

Fund Governance (continued)

Officers (continued)

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
Christopher O. Petersen (Born 1970)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Secretary (since 2011)	Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel from April 2004 to January 2010); Assistant Secretary of RiverSource Funds since January 2007.

Amy Johnson (Born 1965)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President (since 2010)	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, from 2009 until April 2010, Vice President—Asset Management and Trust Company Services, from 2006 to 2009, and Vice President—Operations and Compliance from 2004 to 2006).

Joseph F. DiMaria (Born 1968)

225 Franklin Street Boston, MA 02110 Vice President (since 2011) and Chief Accounting Officer (since 2008)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC from January 2006 to April 2010; Head of Tax/Compliance and Assistant Treasurer, Columbia Management Advisors, LLC, from November 2004 to December 2005.

Paul B. Goucher (Born 1968)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Treasurer (since 2010)	Vice President and Chief Counsel of Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel from November 2008 to January 2010); Director, Managing Director and General Counsel of J. & W. Seligman & Co. Incorporated (Seligman) from July 2008 to November 2008 and Managing Director and Associate General Counsel of Seligman from January 2005 to July 2008.

Michael E. DeFao (Born 1968)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Treasurer (since 2011)	Vice President and Chief Counsel, Ameriprise Financial since May 2010; Associate General Counsel Bank of America from June 2005 to April 2010

Stephen T. Welsh (Born 1957)

225 Franklin Street Boston, MA 02110 Vice President (since 2006)	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc. from July 2004 to April 2010; Managing Director, Columbia Management Distributors, Inc. from August 2007 to April 2010.

34

Shareholder Meeting Results

At a Joint Special Meeting of Shareholders held on February 15, 2011, shareholders of the Fund considered the proposals described below.

Proposal 1. Shareholders of the Fund approved an Agreement and Plan of Reorganization pursuant to which the Fund will transfer its assets to Columbia LifeGoal® Balanced Growth Portfolio (the "Buying Fund") in exchange for shares of the Buying Fund and the assumption by the Buying Fund of all of the liabilities of the Fund, as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
2,459,958	34,525	32,898	175,379

The Reorganization was effective on May 2, 2011.

Proposal 2. Shareholders of Columbia Funds Series Trust elected each of the nominees for trustees to the Board of Trustees of Columbia Funds Series Trust, each to hold office for an indefinite term, as follows:

Trustee	Votes For	Votes Withheld	Abstentions
Kathleen Blatz	2,145,636,122	248,012,438	0
Edward J. Boudreau, Jr.	2,145,430,114	248,218,446	0
Pamela G. Carlton	2,145,515,949	248,132,612	0
William P. Carmichael	2,145,038,695	248,609,866	0
Patricia M. Flynn	2,145,843,563	247,804,997	0
William A. Hawkins	2,145,359,401	248,289,160	0
R. Glenn Hilliard	2,145,079,400	248,569,161	0
Stephen R. Lewis, Jr.	2,145,092,209	248,556,351	0
John F. Maher	2,145,621,338	248,027,223	0
John J. Nagorniak	2,145,337,494	248,311,067	0
Catherine James Paglia	2,145,615,254	248,033,306	0
Leroy C. Richie	2,145,042,120	248,606,441	0
Anthony M. Santomero	2,145,088,174	248,560,386	0
Minor M. Shaw	2,145,430,762	248,217,798	0
Alison Taunton-Rigby	2,145,393,384	248,255,177	0
William F. Truscott	2,144,907,223	248,741,338	0

35

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Important Information About This Report

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of Columbia Asset Allocation Fund II.

A description of the policies and procedures that the fund uses to determine how to vote proxies and a copy of the fund's voting records are available (i) at www.columbiamanagement.com, (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
1-800-345-6611

Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Investment Manager

Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110

37

PRSRT STD
U.S. Postage
PAID
Holliston, MA
Permit NO. 20

Columbia Asset Allocation Fund II
P. O. Box 8081
Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit columbiamanagement.com. Read the prospectus carefully before investing. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2011 Columbia Management Investment Advisers, LLC. All rights reserved.

C-1111 A (05/11)

Columbia Masters International Equity Portfolio

Annual Report for the Period Ended March 31, 2011

Not FDIC insured • No bank guarantee • May lose value

Portfolio Profile	1

Economic Update	2

Performance Information	4

Understanding Your Expenses	5

Portfolio Managers' Report	6

Investment Portfolio	8

Statement of Assets and Liabilities	9

Statement of Operations	11

Statement of Changes in Net Assets	12

Financial Highlights	14

Notes to Financial Statements	19

Report of Independent Registered Public Accounting Firm	27

Federal Income Tax Information	28

Fund Governance	29

Shareholder Meeting Results	33

Important Information About This Report	37

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

President's Message

Dear Shareholder:

The Columbia Management story began over 100 years ago, and today, we are one of the nation's largest dedicated asset managers. The recent acquisition by Ameriprise Financial, Inc. brings together the talents, resources and capabilities of Columbia Management with those of RiverSource Investments, Threadneedle (acquired by Ameriprise in 2003) and Seligman Investments (acquired by Ameriprise in 2008) to build a best-in-class asset management business that we believe is truly greater than its parts.

RiverSource Investments traces its roots to 1894 when its then newly-founded predecessor, Investors Syndicate, offered a face-amount savings certificate that gave small investors the opportunity to build a safe and secure fund for retirement, education or other special needs. A mutual fund pioneer, Investors Syndicate launched Investors Mutual Fund in 1940. In the decades that followed, its mutual fund products and services lineup grew to include a full spectrum of styles and specialties. More than 110 years later, RiverSource continues to be a trusted financial products leader.

Threadneedle, a leader in global asset management and one of Europe's largest asset managers, offers sophisticated international experience from a dedicated U.K. management team. Headquartered in London, it is named for Threadneedle Street in the heart of the city's financial district, where British investors pioneered international and global investing. Threadneedle was acquired in 2003 and today operates as an affiliate of Columbia Management.

Seligman Investments' beginnings date back to the establishment of the investment firm J. & W. Seligman & Co. in 1864. In the years that followed, Seligman played a major role in the geographical expansion and industrial development of the United States. In 1874, President Ulysses S. Grant named Seligman as fiscal agent for the U.S. Navy—an appointment that would last through World War I. Seligman helped finance the westward path of the railroads and the building of the Panama Canal. The firm organized its first investment company in 1929 and began managing its first mutual fund in 1930. In 2008, J. & W. Seligman & Co. Incorporated was acquired and Seligman Investments became an offering brand of RiverSource Investments, LLC.

We are proud of the rich and distinctive history of these firms, the strength and breadth of products and services they offer, and the combined cultures of pioneering spirit and forward thinking. Together we are committed to providing more for our shareholders than ever before.

> A singular focus on our shareholders
Our business is asset management, so investors are our first priority. We dedicate our resources to identifying timely investment opportunities and provide a comprehensive choice of equity, fixed-income and alternative investments to help meet your individual needs.

> First-class research and thought leadership
We are dedicated to helping you take advantage of today's opportunities and anticipate tomorrow's. We stay abreast of the latest investment trends and ideas, using our collective insight to evaluate events and transform them into solutions you can use.

> A disciplined investment approach
We aren't distracted by passing fads. Our teams adhere to a rigorous investment process that helps ensure the integrity of our products and enables you and your financial advisor to match our solutions to your objectives with confidence.

When you choose Columbia Management, you can be confident that we will take the time to understand your needs and help you and your financial advisor identify the solutions that are right for you. Because at Columbia Management, we don't consider ourselves successful unless you are.

Sincerely,

J. Kevin Connaughton
President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit www.columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2011 Columbia Management Investment Advisers, LLC. All rights reserved.

Portfolio Profile – Columbia Masters International Equity Portfolio

Summary

■  For the 12-month period that ended March 31, 2011, the portfolio's Class A shares returned 12.08% without sales charge.

■  The portfolio outperformed its benchmark, the MSCI EAFE Index (Net)1, but fell slightly behind the average return of the funds in its peer group, the Lipper International Multi-Cap Core Funds Classification2.

■  We believe that stock selection generally accounted for the portfolio's advantage against its benchmark.

Portfolio Management

Fred Copper has co-managed the portfolio since 2010 and has been associated with the portfolio's adviser or the portfolio's previous adviser or its predecessors since 2005.

Colin Moore has co-managed the portfolio since 2009 and has been associated with the portfolio's adviser or the portfolio's previous adviser or its predecessors since 2002.

1The Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index (Net) is a free float-adjusted market capitalization Index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. As of December 31, 2010, the MSCI EAFE Index (Net) consisted of the following 22 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

2Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the portfolio. Lipper makes no adjustment for the effect of sales loads.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the portfolio may not match those in an index.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Summary

1-year return as of 03/31/11

+12.08%

Class A shares (without sales charge)

+10.42%

MSCI EAFE Index (Net)[1]

Morningstar Style BoxTM

The Morningstar Style BoxTM is based on the Fund's portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend or growth). Information shown is based on the most recent data provided by Morningstar.

© 2011 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

1

Economic Update – Columbia Masters International Equity Portfolio

Summary

For the 12-month period that ended March 31, 2011

■   Despite intermittent volatility, stock markets around the world gained ground, as measured by the S&P 500 Index, the MSCI EAFE Index (Net) and the MSCI Emerging Markets Index (Net).

S&P Index	MSCI EAFE Index

MSCI EM Index

As the world shed concerns that key economies might lapse back into recession, the World Bank reported that global gross domestic product (GDP) rose 3.9% in 2010. The improvement over 2009 was more notable in high-income developed economies than in emerging-market countries, which had less ground to make up. Emerging market countries expanded by an estimated 7%, contributing nearly half of all global growth in 2010. This two-speed global recovery is likely to result in slower growth in 2011, but global growth should remain solid at 3.3% to 3.6%1—higher in emerging market economies, led by China and India.

Robust expansion in the Asia Pacific region

Asian Pacific economies led the global economy in 2010 and are poised to continue in that role. Exports from markets such as Singapore and South Korea have been solid and domestic demand continues to strengthen. Labor markets are healthy, income is rising and confidence runs high across the region. Higher oil prices pose a downside risk to the current expansion, because it could erode demand for Asian exports and increase the risk of inflation. However, if growth exceeds expectations in the United States or Europe, the picture gets even better for Asia.

Austerity measures weigh on Europe

Growth in the developed world was hampered by a debt crisis in Europe's weakest nations. However, the European Union took steps to manage debt restructuring in an orderly fashion and fear subsided—at least for now. In addition, austerity measures were introduced in Greece, Ireland, Portugal and Spain. Public employment and government spending were cut back sharply. Layoffs and pay cuts have been met with resistance, but their necessity is hard to dispute.

Inflation a growing worry

As demand picked up and commodity prices began to rise across the globe, inflation has become a growing worry in both fast-growing emerging markets and slower-growth developed countries. In developed market economies, inflation is generally an external force, resulting from higher commodity prices, especially for food and energy. In emerging markets, excess demand is driving inflation concerns and policymakers have begun to shift their focus from stimulating growth to taming inflation. However, rising food prices are also a problem in Asia since food accounts for a greater percentage of household budgets than it does in more developed areas of the world.

Stocks stall, then pick up steam

Despite a period of volatility in the summer of 2010, as the world sought to digest a mounting debt crisis within euro zone countries, it was a good year for stock markets around the world. The U.S. stock market returned 15.65% for the 12-month period, as measured by the S&P 500 Index2. Outside the U.S., stock market returns were also positive. The MSCI EAFE Index (Net)3, a broad gauge of stock market performance in foreign developed markets, gained 10.42% (in U.S. dollars) for the period. Although the European Union took steps early in the year to rein in debt problems

1World Bank estimate, January 12, 2011.

2The Standard & Poor's (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization U.S. stocks.

3The Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index (Net) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. As of December 31, 2010, the MSCI EAFE Index (Net) consisted of the following 22 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

2

Economic Update (continued) – Columbia Masters International Equity Portfolio in Greece, Ireland and Spain, recent revelations that Portugal may also need a bailout hampered returns from European markets. The impact of an earthquake, tsunami and a nuclear power plant debacle took a significant bite out of Japan's returns in March, and Japan is a major component of the index. Emerging markets remained resilient, despite mounting fears about rising inflation. The MSCI Emerging Markets Index (Net)4 returned 18.46% (in U.S. dollars), led by strong performances from Eastern European markets.

Past performance is no guarantee of future results.

4The Morgan Stanley Capital International Emerging Markets (MSCI EM) Index (Net) is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. As of December 31, 2010, the MSCI EM Index (Net) consisted of the following 21 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand and Turkey.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

3

Performance Information – Columbia Masters International Equity Portfolio

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Performance of a $10,000 investment 02/15/06 – 03/31/11

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Masters International Equity Portfolio during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on portfolio distributions or on the redemption of portfolio shares.

Performance of a $10,000 investment 02/15/06 – 03/31/11 ($)

Sales charge	without	with
Class A	10,946	10,317
Class B	10,549	10,461
Class C	10,538	10,538
Class R	10,789	n/a
Class Z	11,080	n/a

Average annual total return as of 03/31/11 (%)

Share class	A		B		C		R	Z
Inception	02/15/06		02/15/06		02/15/06		02/15/06	02/15/06
Sales charge	without	with	without	with	without	with	without	without
1-year	12.08	5.67	11.18	6.18	11.19	10.19	11.62	12.28
5-year	1.30	0.10	0.56	0.22	0.56	0.56	1.01	1.55
Life	1.78	0.61	1.05	0.88	1.03	1.03	1.49	2.02

The "with sales charge" returns include the maximum initial sales charge of 5.75% for Class A shares, the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of portfolio expenses by the Investment Manager and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume the reinvestment of distributions. Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class R shares are sold at net asset value with a distribution (Rule 12b-1) fee. Class Z and Class R shares have limited eligibility and the investment minimum requirements may vary. Please see the portfolio's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on portfolio distributions or on the redemption of portfolio shares.

4

Understanding Your Expenses – Columbia Masters International Equity Portfolio

As a portfolio shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other portfolio expenses. The information on this page is intended to help you understand the ongoing costs of investing in the portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your portfolio's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the portfolio's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the portfolio's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the portfolio with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

As a shareholder of the underlying funds in which it invests, the portfolio will bear its allocable share of the costs and expenses of these underlying funds. These costs and expenses are not included in the portfolio's annualized expense ratios used to calculate the expense information below.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■  For shareholders who receive their account statements from Columbia Management Investment Services Corp., your account balance is available online at www.columbiamanagement.com or by calling Shareholder Services at 800.345.6611.

■  For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account may be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the portfolio and when comparing the expenses of this portfolio with other funds.

10/01/10 – 03/31/11

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Portfolio's annualized expense ratio (%)*
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,083.70	1,023.68	1.30	1.26	0.25
Class B	1,000.00	1,000.00	1,079.40	1,019.95	5.18	5.04	1.00
Class C	1,000.00	1,000.00	1,079.50	1,019.95	5.18	5.04	1.00
Class R	1,000.00	1,000.00	1,080.70	1,022.44	2.59	2.52	0.50
Class Z	1,000.00	1,000.00	1,084.30	1,024.93	—	—	0.00

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the portfolio's most recent fiscal half-year and divided by 365.

Had the Investment Manager and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the portfolio and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

* Columbia Masters International Equity Portfolio's expense ratios do not include fees and expenses incurred by the underlying funds.

5

Portfolio Managers' Report – Columbia Masters International Equity Portfolio

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Net asset value per share

as of 03/31/11 ($)

Class A	8.78
Class B	8.78
Class C	8.77
Class R	8.76
Class Z	8.78

Distributions declared per share

04/01/10 – 03/31/11 ($)

Class A	0.39
Class B	0.29
Class C	0.29
Class R	0.36
Class Z	0.43

For the 12-month period that ended March 31, 2011, the portfolio's Class A shares returned 12.08% without sales charge. The portfolio outperformed its benchmark, the MSCI EAFE Index (Net), which returned 10.42% over the same period. The average return of the funds in the portfolio's peer group, the Lipper International Multi-Cap Core Funds Classification, was 12.48%. Effective January 11, 2011, the portfolio invests in shares of four Columbia funds: Columbia Acorn International, Columbia Emerging Markets Fund, Columbia Pacific/Asia Fund and Columbia European Equity Fund. The portfolio had previously been invested in the shares of two Columbia funds, generally dividing its assets as follows: Columbia Multi-Advisor International Equity Fund—80% and Columbia Acorn International—20%. This allocation drove the portfolio's results for the majority of the one-year period.

Columbia Acorn International drove strong returns

The portfolio's strong showing compared to its benchmark was largely due to its investment in Columbia Acorn International, which returned 20.08% for the period, driven by top contributors in the energy, materials and telecommunication services sectors. Exposure to Iceland, Norway, Sweden and Chile also helped the portfolio's return. Through its investment in the Columbia Multi-Advisor International Equity Fund, the portfolio generated positive results from telecommunication services and financial stocks and exposure to Japan, Switzerland and Canada.

The Columbia Multi-Advisor International Equity Fund, which made up the majority of the portfolio during most of the period, returned a benchmark-beating 11.08% during the period. However, its return was below the average return of funds in the portfolio's peer group, which generally accounted for the shortfall to that comparative measure. Holdings in information technology, consumer discretionary and consumer staples stocks, as well as exposure to Greece, Ireland, India and Taiwan, hurt returns. Among detractors from the performance of Columbia Acorn International were consumer staples stocks and country exposure to Malaysia and Greece.

New portfolio structure

As noted above, we added to the line-up of funds represented in the portfolio to provide an even broader diversification among international, emerging market and Pacific/Asian regional markets. The additional fund options are intended to improve the portfolio's opportunity to achieve its objective of capital appreciation by investing directly in mutual funds with regional specializations or with differing market capitalization concentrations within similar regions. The portfolio management team remains unchanged.

Looking ahead

Historically low interest rates across most of the developed world and reasonably robust economic data are a favorable backdrop for global stock markets. Despite these generally favorable conditions for stock markets, we are mindful of short-term concerns that give us reason to be cautious going forward. The impact of an earthquake and tsunami in Japan and resulting nuclear plant fallout, escalating unrest in the Middle East and an ongoing sovereign credit crisis that likely will claim Portugal next is yet to be fully absorbed by global economies and stock markets. However, we believe the portfolio is well-positioned to weather this challenging environment with its expanded pool of underlying fund options.

6

Portfolio Managers' Report (continued) – Columbia Masters International Equity Portfolio

Portfolio characteristics and holdings are subject to change periodically and may not be representative of current characteristics and holdings. The outlook for this portfolio may differ from that presented for other Columbia Funds.

Asset allocation cannot eliminate the risk of fluctuating prices and uncertain returns.

The portfolio is a "fund of funds." A fund of funds bears its allocable share of the costs and expenses of the underlying funds in which it invests. Such funds are thus subject to two levels of fees and a potentially higher expense ratio than would be associated with an investment in an investment fund that invests and trades directly in financial instruments under the direction of a single manager. Risks, among others, include stock market fluctuations due to business and economic developments.

Stocks of small- and mid-cap companies may pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies.

Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor. If the manager's assessment of a company's prospects is wrong, the price of its stock may not approach the value the manager has placed on it.

International investing involves special risks, including foreign taxation, currency risks, risks associated with possible differences in financial standards and other risks associated with future political and economic developments.

Investing in emerging markets may involve greater risks than investing in more developed countries. In addition, concentration of investments in a single region may result in greater volatility.

7

Investment Portfolio – Columbia Masters International Equity Portfolio

March 31, 2011

Investment Companies (a) – 100.2%
	Shares	Value ($)
Columbia Acorn International,
Class I	131,453	5,451,374
Columbia Emerging Markets Fund,
Class I	946,956	10,871,056
Columbia European Equity Fund,
Class I	10,523,236	65,033,598
Columbia Pacific/Asia Fund,
Class I	3,164,686	27,247,949
Total Investment Companies (cost of $104,029,646)		108,603,977
Total Investments – 100.2% (cost of $104,029,646) (b)		108,603,977
Other Assets & Liabilities, Net – (0.2)%		(201,054)
Net Assets – 100.0%		108,402,923

Notes to Investment Portfolio:

(a)  Mutual funds registered under the Investment Company Act of 1940, as amended, and advised by Columbia Management Investment Advisers, LLC or its affiliates.

(b)  Cost for federal income tax purposes is $106,817,796.

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Portfolio categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Portfolio's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

• Level 1—Valuations based on quoted prices for investments in active markets that the Portfolio has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

• Level 2—Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

• Level 3—Valuations based on significant unobservable inputs (including the Portfolio's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Portfolio uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy. Non-U.S. equity securities actively traded in foreign markets may be reflected in Level 2 despite the availability of closing prices, because the Portfolio evaluates and determines whether those closing prices reflect fair value at the close of the New York Stock Exchange (NYSE) or require adjustment, as described in Note 2 to the financial statements—Security Valuation.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Portfolio's investments as of March 31, 2011:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Total Investment Companies	$108,603,977	$—	$—	$108,603,977
Total Investments	$108,603,977	$—	$—	$108,603,977

There were no significant transfers of financial assets between Levels 1 and 2 during the period.

See Accompanying Notes to Financial Statements.

8

Statement of Assets and Liabilities – Columbia Masters International Equity Portfolio

March 31, 2011

		($)
Assets	Affiliated investments, at identified cost	104,029,646
	Affiliated investments, at value	108,603,977
	Receivable for:
	Investments sold	45,265
	Portfolio shares sold	14,224
	Expense reimbursement due from Investment Manager	25,683
	Prepaid expenses	206
	Total Assets	108,689,355
Liabilities	Payable for:
	Portfolio shares repurchased	131,707
	Pricing and bookkeeping fees	4,014
	Transfer agent fee	34,338
	Trustees' fees	38,602
	Audit fee	17,300
	Legal fee	27,355
	Custody fee	839
	Distribution and service fees	19,083
	Chief compliance officer expenses	207
	Other liabilities	12,987
	Total Liabilities	286,432
	Net Assets	108,402,923
Net Assets Consist of	Paid-in capital	194,608,010
	Accumulated net realized loss	(90,779,418)
	Net unrealized appreciation (depreciation) on investments	4,574,331
	Net Assets	108,402,923

See Accompanying Notes to Financial Statements.

9

Statement of Assets and Liabilities (continued) – Columbia Masters International Equity Portfolio

March 31, 2011

Class A	Net assets	$41,237,181
	Shares outstanding	4,698,080
	Net asset value per share (a)	$8.78
	Maximum sales charge	5.75%
	Maximum offering price per share ($8.78/0.9425) (b)	$9.32
Class B	Net assets	$3,143,018
	Shares outstanding	358,152
	Net asset value and offering price per share (a)	$8.78
Class C	Net assets	$8,990,123
	Shares outstanding	1,025,480
	Net asset value and offering price per share (a)	$8.77
Class R	Net assets	$19,566
	Shares outstanding	2,233
	Net asset value, offering and redemption price per share	$8.76
Class Z	Net assets	$55,013,035
	Shares outstanding	6,264,160
	Net asset value, offering and redemption price per share	$8.78

(a)  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)  On sales of $50,000 or more the offering price is reduced.

See Accompanying Notes to Financial Statements.

10

Statement of Operations – Columbia Masters International Equity Portfolio

For the Year Ended March 31, 2011

		($)
Investment Income	Dividends from affiliates	2,363,828
	Total Investment Income	2,363,828
Expenses	Distribution fee:
	Class B	25,546
	Class C	70,263
	Class R	125
	Service fee:
	Class B	8,511
	Class C	23,396
	Distribution and service fees:
	Class A	112,843
	Transfer agent fee	172,441
	Pricing and bookkeeping fees	27,115
	Trustees' fees	30,131
	Custody fee	5,386
	Registration fees	63,004
	Audit fee	25,941
	Legal fees	40,116
	Reports to shareholders	91,961
	Chief compliance officer expenses	1,096
	Other expenses	6,753
	Total Expenses	704,628
	Fees waived or expenses reimbursed by Investment Manager	(463,944)
	Expense reductions	(1)
	Net Expenses	240,683
	Net Investment Income	2,123,145
Net Realized and Unrealized Gain (Loss) on Investments	Net realized loss on affiliated investments	(32,550,340)
	Net change in unrealized appreciation (depreciation) on investments	42,289,227
	Net Gain	9,738,887
	Net Increase Resulting from Operations	11,862,032

See Accompanying Notes to Financial Statements.

11

Statement of Changes in Net Assets – Columbia Masters International Equity Portfolio

		Year Ended March 31,
Increase (Decrease) in Net Assets		2011 ($)	2010 ($)
Operations	Net investment income	2,123,145	5,124,789
	Net realized loss on investments	(32,550,340)	(22,127,081)
	Net change in unrealized appreciation (depreciation) on investments	42,289,227	75,038,404
	Net increase resulting from operations	11,862,032	58,036,112
Distributions to Shareholders	From net investment income:
	Class A	(2,202,252)	(1,162,782)
	Class B	(124,341)	(29,094)
	Class C	(338,096)	(79,794)
	Class R	(1,323)	(433)
	Class Z	(3,064,636)	(1,875,064)
	Total distributions to shareholders	(5,730,648)	(3,147,167)
	Net Capital Stock Transactions	(34,562,344)	(33,028,724)
	Redemption fees	—	938
	Total increase (decrease) in net assets	(28,430,960)	21,861,159
Net Assets	Beginning of period	136,833,883	114,972,724
	End of period	108,402,923	136,833,883
	Undistributed net investment income at end of period	—	3,552,388

See Accompanying Notes to Financial Statements.

12

Statement of Changes in Net Assets (continued) – Columbia Masters International Equity Portfolio

	Capital Stock Activity
	Year Ended March 31, 2011		Year Ended March 31, 2010
	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	262,902	2,132,786	860,237	6,474,067
Distributions reinvested	223,830	1,698,913	148,393	1,091,724
Redemptions	(2,218,381)	(17,966,365)	(2,688,107)	(20,377,765)
Net decrease	(1,731,649)	(14,134,666)	(1,679,477)	(12,811,974)
Class B
Subscriptions	8,062	64,000	45,790	340,223
Distributions reinvested	12,356	92,087	3,423	25,770
Redemptions	(144,060)	(1,173,513)	(128,083)	(968,770)
Net decrease	(123,642)	(1,017,426)	(78,870)	(602,777)
Class C
Subscriptions	53,320	427,667	88,936	682,997
Distributions reinvested	32,952	249,551	7,447	56,125
Redemptions	(343,277)	(2,768,247)	(489,572)	(3,645,416)
Net decrease	(257,005)	(2,091,029)	(393,189)	(2,906,294)
Class R
Subscriptions	1,589	13,173	3,559	27,333
Distributions reinvested	99	740	58	431
Redemptions	(3,279)	(26,273)	(4,632)	(35,426)
Net decrease	(1,591)	(12,360)	(1,015)	(7,662)
Class Z
Subscriptions	616,761	5,026,829	1,509,342	11,298,156
Distributions reinvested	22,151	167,907	14,075	104,306
Redemptions	(2,764,352)	(22,501,599)	(3,692,821)	(28,102,479)
Net decrease	(2,125,440)	(17,306,863)	(2,169,404)	(16,700,017)

See Accompanying Notes to Financial Statements.

13

Financial Highlights – Columbia Masters International Equity Portfolio

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class A Shares	2011	2010		2009		2008		2007
Net Asset Value, Beginning of Period	$8.24	$5.49		$11.14		$11.69		$10.26
Income from Investment Operations:
Net investment income (a)	0.15	0.27		0.05		0.17		0.15
Net realized and unrealized gain (loss) on investments and capital gains distributions received	0.78	2.64		(5.14)		0.11		1.63
Total from investment operations	0.93	2.91		(5.09)		0.28		1.78
Less Distributions to Shareholders:
From net investment income	(0.39)	(0.16)		—		(0.13)		(0.07)
From net realized gains	—	—		(0.56)		(0.70)		(0.28)
Total distributions to shareholders	(0.39)	(0.16)		(0.56)		(0.83)		(0.35)
Redemption Fees:
Redemption fees added to paid-in-capital	—	—	(a)(b)	—	(a)(b)	—	(a)(b)	—	(a)(b)
Net Asset Value, End of Period	$8.78	$8.24		$5.49		$11.14		$11.69
Total return (c)(d)	12.08%	53.33%		(48.03)%		1.76%		17.39%
Ratios to Average Net Assets/Supplemental Data:
Net expenses (e)(f)	0.25%	0.25%		0.25%		0.25%		0.25%
Waiver/Reimbursement	0.40%	0.28%		0.26%		0.22%		0.59%
Net investment income (e)	1.80%	3.50%		0.56%		1.39%		1.31%
Portfolio turnover rate	95%	2%		20%		3%		1%
Net assets, end of period (000s)	$41,237	$53,013		$44,548		$119,670		$75,289

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Rounds to less than $0.01 per share.

(c)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d)  Had the Investment Manager and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

(f)  Does not include expenses of the investment companies in which the Portfolio invests, if these expenses were included, the expense ratios would have been higher.

See Accompanying Notes to Financial Statements.

14

Financial Highlights – Columbia Masters International Equity Portfolio

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class B Shares	2011	2010		2009		2008		2007
Net Asset Value, Beginning of Period	$8.20	$5.43		$11.09		$11.66		$10.26
Income from Investment Operations:
Net investment income (loss) (a)	0.08	0.21		(0.01)		0.07		0.10
Net realized and unrealized gain (loss) on investments and capital gains distributions received	0.79	2.62		(5.09)		0.12		1.59
Total from investment operations	0.87	2.83		(5.10)		0.19		1.69
Less Distributions to Shareholders:
From net investment income	(0.29)	(0.06)		—		(0.06)		(0.01)
From net realized gains	—	—		(0.56)		(0.70)		(0.28)
Total distributions to shareholders	(0.29)	(0.06)		(0.56)		(0.76)		(0.29)
Redemption Fees:
Redemption fees added to paid-in-capital	—	—	(a)(b)	—	(a)(b)	—	(a)(b)	—	(a)(b)
Net Asset Value, End of Period	$8.78	$8.20		$5.43		$11.09		$11.66
Total return (c)(d)	11.18%	52.13%		(48.35)%		1.03%		16.50%
Ratios to Average Net Assets/Supplemental Data:
Net expenses (e)(f)	1.00%	1.00%		1.00%		1.00%		1.00%
Waiver/Reimbursement	0.40%	0.28%		0.26%		0.22%		0.59%
Net investment income (loss) (e)	1.05%	2.73%		(0.18)%		0.55%		0.93%
Portfolio turnover rate	95%	2%		20%		3%		1%
Net assets, end of period (000s)	$3,143	$3,950		$3,043		$7,490		$5,960

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Rounds to less than $0.01 per share.

(c)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)  Had the Investment Manager and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

(f)  Does not include expenses of the investment companies in which the Portfolio invests, if these expenses were included, the expense ratios would have been higher.

See Accompanying Notes to Financial Statements.

15

Financial Highlights – Columbia Masters International Equity Portfolio

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class C Shares	2011	2010		2009		2008		2007
Net Asset Value, Beginning of Period	$8.19	$5.42		$11.08		$11.66		$10.25
Income from Investment Operations:
Net investment income (loss) (a)	0.09	0.21		(0.02)		0.07		0.10
Net realized and unrealized gain (loss) on investments and capital gains distributions received	0.78	2.62		(5.08)		0.11		1.60
Total from investment operations	0.87	2.83		(5.10)		0.18		1.70
Less Distributions to Shareholders:
From net investment income	(0.29)	(0.06)		—		(0.06)		(0.01)
From net realized gains	—	—		(0.56)		(0.70)		(0.28)
Total distributions to shareholders	(0.29)	(0.06)		(0.56)		(0.76)		(0.29)
Redemption Fees:
Redemption fees added to paid-in-capital	—	—	(a)(b)	—	(a)(b)	—	(a)(b)	—	(a)(b)
Net Asset Value, End of Period	$8.77	$8.19		$5.42		$11.08		$11.66
Total return (c)(d)	11.19%	52.22%		(48.39)%		0.94%		16.61%
Ratios to Average Net Assets/Supplemental Data:
Net expenses (e)(f)	1.00%	1.00%		1.00%		1.00%		1.00%
Waiver/Reimbursement	0.40%	0.28%		0.26%		0.22%		0.59%
Net investment income (loss) (e)	1.05%	2.77%		(0.19)%		0.60%		0.88%
Portfolio turnover rate	95%	2%		20%		3%		1%
Net assets, end of period (000s)	$8,990	$10,506		$9,087		$27,656		$21,210

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Rounds to less than $0.01 per share.

(c)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)  Had the Investment Manager and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

(f)  Does not include expenses of the investment companies in which the Portfolio invests, if these expenses were included, the expense ratios would have been higher.

See Accompanying Notes to Financial Statements.

16

Financial Highlights – Columbia Masters International Equity Portfolio

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class R Shares	2011	2010		2009		2008		2007
Net Asset Value, Beginning of Period	$8.22	$5.47		$11.12		$11.68		$10.26
Income from Investment Operations:
Net investment income (a)	0.14	0.28		0.02		0.15		0.16
Net realized and unrealized gain (loss) on investments and capital gains distributions received	0.76	2.59		(5.11)		0.09		1.59
Total from investment operations	0.90	2.87		(5.09)		0.24		1.75
Less Distributions to Shareholders:
From net investment income	(0.36)	(0.12)		—		(0.10)		(0.05)
From net realized gains	—	—		(0.56)		(0.70)		(0.28)
Total distributions to shareholders	(0.36)	(0.12)		(0.56)		(0.80)		(0.33)
Redemption Fees:
Redemption fees added to paid-in-capital	—	—	(a)(b)	—	(a)(b)	—	(a)(b)	—	(a)(b)
Net Asset Value, End of Period	$8.76	$8.22		$5.47		$11.12		$11.68
Total return (c)(d)	11.62%	52.81%		(48.12)%		1.48%		17.09%
Ratios to Average Net Assets/Supplemental Data:
Net expenses (e)(f)	0.50%	0.50%		0.50%		0.50%		0.50%
Waiver/Reimbursement	0.40%	0.28%		0.26%		0.22%		0.59%
Net investment income (e)	1.75%	3.78%		0.26%		1.22%		1.46%
Portfolio turnover rate	95%	2%		20%		3%		1%
Net assets, end of period (000s)	$20	$31		$26		$44		$12

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Rounds to less than $0.01 per share.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Had the Investment Manager and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

(f)  Does not include expenses of the investment companies in which the Portfolio invests, if these expenses were included, the expense ratios would have been higher.

See Accompanying Notes to Financial Statements.

17

Financial Highlights – Columbia Masters International Equity Portfolio

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class Z Shares	2011	2010		2009		2008		2007
Net Asset Value, Beginning of Period	$8.26	$5.52		$11.16		$11.70		$10.26
Income from Investment Operations:
Net investment income (a)	0.17	0.29		0.07		0.23		0.12
Net realized and unrealized gain (loss) on investments and capital gains distributions received	0.78	2.64		(5.15)		0.08		1.69
Total from investment operations	0.95	2.93		(5.08)		0.31		1.81
Less Distributions to Shareholders:
From net investment income	(0.43)	(0.19)		—		(0.15)		(0.09)
From net realized gains	—	—		(0.56)		(0.70)		(0.28)
Total distributions to shareholders	(0.43)	(0.19)		(0.56)		(0.85)		(0.37)
Redemption Fees:
Redemption fees added to paid-in-capital	—	—	(a)(b)	—	(a)(b)	—	(a)(b)	—	(a)(b)
Net Asset Value, End of Period	$8.78	$8.26		$5.52		$11.16		$11.70
Total return (c)(d)	12.28%	53.58%		(47.84)%		2.03%		17.69%
Ratios to Average Net Assets/Supplemental Data:
Net expenses (e)(f)	—	—		—		—		—
Waiver/Reimbursement	0.40%	0.28%		0.26%		0.22%		0.59%
Net investment income (e)	2.04%	3.77%		0.83%		1.89%		0.93%
Portfolio turnover rate	95%	2%		20%		3%		1%
Net assets, end of period (000s)	$55,013	$69,334		$58,268		$89,568		$31,029

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Rounds to less than $0.01 per share.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Had the Investment Manager and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

(f)  Does not include expenses of the investment companies in which the Portfolio invests, if these expenses were included, the expense ratios would have been higher.

See Accompanying Notes to Financial Statements.

18

Notes to Financial Statements – Columbia Masters International Equity Portfolio

March 31, 2011

Note 1. Organization

Columbia Masters International Equity Portfolio (the Portfolio), a series of Columbia Funds Series Trust (the Trust), is a diversified portfolio. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust.

After the close of business on April 30, 2010, Ameriprise Financial, Inc. (Ameriprise Financial) acquired a portion of the asset management business of Columbia Management Group, LLC (the Transaction), including the business of managing the Portfolio. In connection with the closing of the Transaction (the Closing), RiverSource Investments, LLC, a wholly owned subsidiary of Ameriprise Financial, became the investment manager of the Portfolio and changed its name to Columbia Management Investment Advisers, LLC (the Investment Manager).

Investment Objective

The Portfolio seeks capital appreciation. The Portfolio generally invests in shares of Columbia Emerging Markets Fund, Columbia Pacific/Asia Fund, Columbia European Equity Fund and Columbia Acorn International (the Underlying Funds). The Underlying Funds are advised by the Investment Manager, or its affiliates. The financial statements of the Underlying Funds in which the Portfolio invests should be read in conjunction with the Portfolio's financial statements and are available at www.columbiamanagement.com.

Portfolio Shares

The Trust has unlimited authorized shares of beneficial interest. The Portfolio offers Class A, Class B, Class C, Class R and Class Z shares. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18 months after purchase.

The Portfolio no longer accepts investments by new or existing investors in the Portfolio's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Portfolio and exchanges by existing Class B shareholders of other funds within the Columbia Family of Funds. Class B shares are subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class R shares are not subject to sales charges and are available only to qualifying institutional investors.

Class Z shares are not subject to sales charges and are available only to certain investors, as described in the Portfolio's prospectus.

Note 2. Summary of Significant Accounting Policies

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Security Valuation

Investments in the Underlying Funds are valued at the net asset value of the shares of each respective Underlying Fund determined as of the close of the New York Stock Exchange on the valuation date.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Income and capital gain distributions from the Underlying Funds, if any, are recorded on the ex-dividend date.

Expenses

General expenses of the Trust are allocated to the Portfolio and other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense.

19

Columbia Masters International Equity Portfolio, March 31, 2011

Expenses directly attributable to a specific class of shares are charged to that share class. Expenses directly attributable to the Portfolio are charged to the Portfolio.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses which are charged directly to a share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Portfolio on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Portfolio intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Portfolio intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Portfolio should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid semi-annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which differ from GAAP.

Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Portfolio. In addition, certain of the Portfolio's contracts with its service providers contain general indemnification clauses. The Portfolio's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Portfolio cannot be determined and the Portfolio has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Advisory Fee

Under an Investment Management Services Agreement (IMSA), the Investment Manager determines which securities will be purchased, held or sold. The Portfolio does not pay a fee to the Investment Manager for its investment management services.

Prior to the Closing, Columbia Management Advisors, LLC (Columbia), an indirect, wholly owned subsidiary of Bank of America Corporation (BOA), provided investment management services to the Portfolio under the same fee structure.

Administration Fee

Effective upon the Closing, the Investment Manager provides administration and accounting services to the Portfolio under an Administrative Services Agreement, including services previously performed under the Pricing and Bookkeeping Oversight and Services Agreement (the Services Agreement) as discussed in the Pricing and Bookkeeping Fees note below. Effective January 11, 2011, the Portfolio pays an annual administration fee equal to 0.02% of the Portfolio's average daily net assets, less the fees payable by the Portfolio as described under the Pricing and Bookkeeping Fees note below. In the event the administration fees paid to the Investment Manager is not sufficient to cover the bookkeeping fees, the Investment Manager pays the additional bookkeeping fees on behalf of the Portfolio.

Prior to January 11, 2011, the Investment Manager did not receive any compensation from the Portfolio for its administration services.

Prior to the Closing, Columbia provided administrative services to the Portfolio. Columbia did not receive any compensation from the Portfolio for its administrative services.

Pricing and Bookkeeping Fees

Prior to the Closing, the Portfolio entered into a Financial Reporting Services Agreement (the Financial Reporting Services Agreement) with State Street Bank and Trust Company (State Street) and Columbia pursuant to which State Street provides financial reporting services to the Portfolio. The Portfolio also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the State Street Agreements) with State Street and Columbia pursuant to which State Street provides accounting services to the Portfolio. Upon the Closing, Columbia assigned and delegated its rights and obligations under the State Street

20

Columbia Masters International Equity Portfolio, March 31, 2011

Agreements to the Investment Manager. Under the State Street Agreements, the Portfolio pays State Street an annual fee of $26,000 paid monthly. The Portfolio also reimburses State Street for certain out-of-pocket expenses and charges.

Also prior to the Closing, the Portfolio entered into the Services Agreement with Columbia. Under the Services Agreement, Columbia provided services related to Portfolio expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provided oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Portfolio reimbursed Columbia for out-of-pocket expenses and charges, including fees payable to third parties, such as for pricing the Portfolio's portfolio securities, incurred by Columbia in the performance of services under the Services Agreement. The Services Agreement was terminated upon the Closing. These services are now provided under the Administrative Services Agreement discussed above.

Transfer Agent Fee

In connection with the Closing, RiverSource Service Corporation, a wholly owned subsidiary of Ameriprise Financial, provides transfer agency services to the Portfolio under a Transfer Agency Agreement and changed its name to Columbia Management Investment Services Corp. (the Transfer Agent). The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Portfolio for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Portfolio that is a percentage of the average aggregate value of the Portfolio's shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and, is not entitled to reimbursement for such fees from the Portfolio (with the exception of out-of pocket fees). The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of -pocket expenses.

Prior to the Closing, Columbia Management Services, Inc., an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provided transfer agency services to the Portfolio and contracted with BFDS to serve as sub-transfer agent, under the same fee structure.

For the year ended March 31, 2011, the Portfolio's effective transfer agent fee rate for was 0.15% of the Portfolio's average daily net assets.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Portfolio's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions on the Statement of Operations. For the year ended March 31, 2011, no minimum account balance fees were charged by the Portfolio.

Underwriting Discounts, Service and Distribution Fees

In connection with the Closing, RiverSource Fund Distributors, Inc., an indirect wholly owned subsidiary of Ameriprise Financial, provides distribution and shareholder services to the Portfolio and changed its name to Columbia Management Investment Distributors, Inc. (the Distributor). Pursuant to Rule 12b-1 under the 1940 Act, the Board of Trustees has approved, and the Portfolio has adopted, distribution and shareholder service plans (the Plans) which set the distribution and service fees for the Portfolio. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Portfolio and providing services to investors.

The Plans require the payment of a combined distribution and shareholder servicing fee for the Class A shares. The Plans also require the payment of a monthly distribution fee for the Class B, Class C and Class R shares of the Portfolio and a monthly shareholder servicing fee for the Class B and Class C shares of the Portfolio. A substantial portion of the expenses incurred pursuant to these plans may be paid to affiliates of the Distributor. The annual

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Columbia Masters International Equity Portfolio, March 31, 2011

rates in effect and plan limits, as a percentage of average daily net assets are as follows:

	Current Fee Rate	Plan Limit
Class A Combined Distribution and Shareholder Servicing Plan	0.25%	0.25%
Class B and Class C Shareholder Servicing Plans	0.25%	0.25%
Class B and Class C Distribution Plans	0.75%	0.75%
Class R Distribution Plan	0.50%	0.50%

Prior to the Closing, Columbia Management Distributors, Inc., an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, was the principal underwriter of the Portfolio's shares. There were no changes to the underwriting discount structure of the Portfolio or the service or distribution fee rates paid by the Portfolio as a result of the Transaction.

Sales Charges

Sales charges, including front-end and CDSC's, received by the Distributor for distributing Portfolio shares were $1,571 for Class A, $7,811 for Class B and $287 for Class C shares for the year ended March 31, 2011.

Fee Waivers and Expense Reimbursements

Effective January 11, 2011, the Investment Manager and certain of its affiliates have contractually agreed to waive fees or reimburse expenses, through July 31, 2012, so that the Portfolio's ordinary operating expenses (excluding certain expenses described below), after giving effect to any balance credits or overdraft charges from the Portfolio's custodian, do not exceed the annual rates of 0.25%, 1.00%, 1.00%, 0.50% and 0.00% of the Portfolio's average daily net assets attributable to Class A, Class B, Class C, Class R and Class Z shares, respectively. The following expenses are excluded from the Portfolio's ordinary operating expenses when calculating the cap, and therefore will be paid by the Portfolio: taxes (including foreign transaction taxes), expenses associated with investment in other pooled investment vehicles (including exchange traded funds and other affiliated and unaffiliated mutual funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Portfolio's Board. This agreement may be modified or amended only with approval from all parties.

For the period August 1, 2010 through January 10, 2011, the Investment Manager voluntarily agreed to bear a portion of the Portfolio's expenses so that the Portfolio's ordinary operating expenses (excluding any distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Portfolio's custodian, do not exceed 0.00% of the Portfolio's average net assets. For the period May 1, 2010 through July 31, 2010, the Investment Manager contractually agreed to bear a portion of the Portfolio's expenses at the same rate. Prior to May 1, 2010, Columbia contractually agreed to reimburse a portion of the Portfolio's expenses at the same rate.

Fees Paid to Officers and Trustees

In connection with the Closing, all officers of the Portfolio are employees of the Investment Manager or its affiliates and, with the exception of the Portfolio's Chief Compliance Officer, receive no compensation from the Portfolio. The Board of Trustees has appointed a Chief Compliance Officer to the Portfolio in accordance with federal securities regulations. The Portfolio, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Portfolio's expenses for the Chief Compliance Officer will not exceed $15,000 per year. Prior to the Closing, all officers of the Portfolio were employees of Columbia or its affiliates and the Portfolio paid its pro-rata share of the expenses for the Chief Compliance Officer under the same fee structure.

Trustees are compensated for their services to the Portfolio, as set forth on the Statement of Operations. The Trust's eligible Trustees may participate in a non-qualified deferred compensation plan which may be terminated at any time. Any payments to plan participants are paid solely out of the Portfolio's assets. Income earned on the plan participant's deferral account is based on the rate of return of the eligible mutual funds selected by the participant or, if no funds are selected, on the rate of return of Columbia Money Market Fund (formerly known as RiverSource Cash Management Fund). Prior to the Closing, if no funds were selected, income earned on the plan participant's deferral account was based on the rate of return of BofA Treasury Reserves. Trustees' fees deferred during the current period as well as any gains or losses on the trustees' deferred compensation balances as a result of market fluctuations are included in "Trustees' fees" on the Statement of Operations.

22

Columbia Masters International Equity Portfolio, March 31, 2011

Liabilities under the deferred compensation plan are included in "Trustees' fees" on the Statement of Assets and Liabilities.

Note 4. Custody Credits

The Portfolio has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as part of expense reductions on the Statement of Operations. The Portfolio could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement. For the year ended March 31, 2011, these custody credits reduced total expenses by $1 for the Portfolio.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated $108,941,412 and $149,380,329, respectively, for the year ended March 31, 2011.

Note 6. Shareholder Concentration

As of March 31, 2011, one shareholder account owned 45.8% of the outstanding shares of the Portfolio. Purchase and redemption activity of this account may have a significant effect on the operations of the Portfolio.

Note 7. Line of Credit

Prior to March 28, 2011, the Portfolio and other affiliated funds participated in a $280,000,000 committed, unsecured revolving line of credit provided by State Street. Effective March 28, 2011, the commitment was reduced to $225,000,000. The maximum amount that may be borrowed by any fund is limited to the lesser of $200,000,000 and the Portfolio's borrowing limit set forth in the Portfolio's registration statement. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Effective October 14, 2010, interest is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 1.25% or the overnight LIBOR Rate plus 1.25%. In addition, a commitment fee of 0.125% per annum is accrued and apportioned among the participating funds pro rata based on their relative net assets.

Prior to October 14, 2010, interest was charged to each participating fund at the same rates. In addition, a commitment fee of 0.15% per annum was accrued and apportioned among the participating funds pro rata based on their relative net assets.

For the year ended March 31, 2011, the Portfolio did not borrow under these arrangements.

Note 8. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Portfolio's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended March 31, 2011, permanent book and tax basis differences resulting primarily from differing treatments for return of capital distribution were identified and reclassified among the components of the Portfolio's net assets as follows:

Overdistributed Net Investment Income	Accumulated Net Realized Loss	Paid-In Capital
$55,115	$(1)	$(55,114)

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended March 31, 2011 and March 31, 2010 was as follows:

	March 31,
Distributions paid from:	2011	2010
Ordinary Income*	$5,730,648	$3,147,167

*  For tax purposes short-term capital gain distributions, if any, are considered ordinary income distributions.

As of March 31, 2011, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Appreciation*
$—	$—	$1,786,181

*  The differences between book-basis and tax-basis net unrealized appreciation are primarily due to deferral of losses from wash sales.

23

Columbia Masters International Equity Portfolio, March 31, 2011

Unrealized appreciation and depreciation at March 31, 2011, based on cost of investments for federal income tax purposes were:

Unrealized appreciation	$2,151,876
Unrealized depreciation	(365,695)
Net unrealized appreciation	$1,786,181

The following capital loss carryforwards may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Capital Loss Carryforwards
2017	$4,980,942
2018	25,984,153
2019	19,955,661
$50,920,756

Under current tax rules, certain currency and capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of March 31, 2011, post-October capital losses of $37,070,512 attributed to security transactions were deferred to April 1, 2011.

Management of the Portfolio has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Portfolio's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 9. Significant Risks and Contingencies

Allocation Risk

The Portfolio uses an asset allocation strategy in pursuing its investment objective. There is a risk that the Portfolio's allocation among asset classes or investments will cause the Portfolio to under-perform other funds with similar investment objectives, or that the investments themselves will not produce the returns expected.

Investing in Other Funds Risk

The performance of the Underlying Funds in which the Portfolio invests could be adversely affected if other entities investing in the same Underlying Funds make relatively large investments or redemptions in the Underlying Funds. Because the expenses and costs of the Underlying Funds are shared by the Portfolio, redemptions by other investors in the Underlying Funds could result in decreased economies of scale and increased operating expenses for the Portfolio. In addition, Columbia has the authority to change the Underlying Funds in which the Portfolio invests or to change the percentage of the Portfolio's investments allocated to each Underlying Fund. If an Underlying Fund pays fees to Columbia, such fees could result in Columbia having a potential conflict of interest in selecting the Underlying Funds in which the Portfolio invests or in determining the percentage of the Portfolio's investments allocated to each Underlying Fund.

Smaller Company Securities Risk

Securities of small- or mid-capitalization companies ("smaller companies") may have a higher potential for gains than securities of large-capitalization companies but also may involve more risk. Smaller companies may be more vulnerable to market downturns and adverse economic events than larger, more established companies because smaller companies may have more limited financial resources and business operations. Their securities may trade less frequently and in smaller volumes and may be less liquid and fluctuate more sharply in value than securities of larger companies.

Value Securities Risk

Certain Underlying Funds invest in value securities, which are securities of companies that may have experienced adverse business, industry or other developments that have caused the securities to be potentially undervalued. There is the risk that the market value of a portfolio security may not meet Columbia's future value assessment of that security. There is also a risk that it may take longer than expected for the value of these investments to rise to the believed value. In addition, value securities at times may not perform as well as growth securities or the stock market in general.

Foreign Securities Risk

Certain Underlying Funds invest in foreign securities which involves certain additional risks. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic

24

Columbia Masters International Equity Portfolio, March 31, 2011

developments or foreign governmental laws or restrictions. In addition, the liquidity of foreign securities may be more limited than that of domestic securities. Investments in emerging market countries are subject to additional risk as these countries are more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

Note 10. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted below, there were no items requiring adjustment of the financial statements or additional disclosure.

Effective May 16, 2011, the line of credit commitment with State Street was reduced to $150,000,000, and the maximum amount that may be borrowed by any fund was limited to the lesser of $120,000,000 and the Fund's borrowing limit set forth in the Fund's registration statement.

Note 11. Information Regarding Pending and Settled Legal Proceedings

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit's decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On December 9, 2010, the District Court reinstated its July 9, 2007 summary judgment order in favor of the defendants. On January 10, 2011, plaintiffs filed a notice of appeal with the Eighth Circuit.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to

25

Columbia Masters International Equity Portfolio, March 31, 2011

Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

26

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust and the Shareholders of Columbia Masters International Equity Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Masters International Equity Portfolio (the "Portfolio") (a series of Columbia Funds Series Trust) at March 31, 2011, and the results of its operations, the changes in its net assets, and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2011 by correspondence with the transfer agents of the underlying Funds, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
May 20, 2011

27

Federal Income Tax Information (Unaudited) – Columbia Masters International Equity Portfolio

For non-corporate shareholders 76.32%, or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of ordinary income distributed by the Portfolio for the fiscal year ended March 31, 2011 may represent qualified dividend income.

The Portfolio will notify shareholders in January 2012 of amounts for use in preparing 2011 income tax returns

28

Fund Governance

The Trustees serve terms of indefinite duration. The names, addresses and birth years of the Trustees and Officers of the Funds in the Columbia Funds Series Trust, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Series Trust.

Independent Trustees

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in the Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Edward J. Boudreau, Jr. (Born 1944)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2005)	Managing Director—E.J. Boudreau & Associates (consulting), from 2000 through current; oversees 41; Trustee—BofA Funds Series Trust.

William P. Carmichael (Born 1943)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1999)	Retired; oversees 41; Director—Cobra Electronics Corporation (electronic equipment manufacturer); Director—McMoRan Exploration Company (oil and gas exploration and development); Director—The Finish Line (athletic shoes and apparel); Trustee—BofA Funds Series Trust.

William A. Hawkins (Born 1942)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2005)	Managing Director—Overton Partners (financial consulting), August 2010 to present; President and Chief Executive Officer—California General Bank, N.A., from January 2008 through August 2010; oversees 41; Trustee—BofA Funds Series Trust.

R. Glenn Hilliard (Born 1943)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2005)	Chairman and Chief Executive Officer—Hilliard Group LLC (investing and consulting), from April 2003 through current; oversees 41; Trustee—BofA Funds Series Trust.

John J. Nagorniak (Born 1944)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2008)	Retired; President and Director—Foxstone Financial, Inc. (consulting), 2000 through December 2007; Director—Mellon Financial Corporation affiliates (investing), 2000 through 2007; Chairman—Franklin Portfolio Associates (investing—Mellon affiliate), 1982 through 2007; oversees 41; Director—MIT Investment Company; Trustee—MIT 401k Plan; Trustee—Research Foundation of CFA Institute; Trustee—BofA Funds Series Trust.

29

Fund Governance (continued)

Independent Trustees (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in the Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Minor M. Shaw (Born 1947)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2003)	President—Micco Corporation and Mickel Investment Group; oversees 41; Board Member—Piedmont Natural Gas; Trustee—BofA Funds Series Trust.

Interested Trustee

Anthony M. Santomero[1] (Born 1946)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2008)	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, from 2002 through current; Senior Advisor—McKinsey & Company (consulting), July 2006 through January 2008; President and Chief Executive Officer—Federal Reserve Bank of Philadelphia, July 2000 through April 2006; oversees 41; Director—Renaissance Reinsurance Ltd; Trustee—Penn Mutual Life Insurance Company; Director—Citigroup, Inc.; Director—Citibank, N.A.; Trustee—BofA Funds Series Trust.

1  Dr. Santomero is currently deemed by the Columbia Funds to be an "interested person" (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup, Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Columbia Funds or other funds or accounts advised/managed by Columbia Management Investment Advisers, LLC.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 800-345-6611.

Officers

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
J. Kevin Connaughton (Born 1964)

225 Franklin Street Boston, MA 02110 President (since 2009)	Senior Vice President and General Manager—Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds, since 2009, and RiverSource Funds, since May 2010 (previously Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009, Treasurer, Columbia Funds, from October 2003 to May 2008, and senior officer of various other affiliated funds since 2000); Managing Director, Columbia Management Advisors, LLC from December 2004 to April 2010.

Michael G. Clarke (Born 1969)

225 Franklin Street Boston, MA 02110 Treasurer (since 2011) and Chief Financial Officer (since 2009)	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

30

Fund Governance (continued)

Officers (continued)

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
Scott R. Plummer (Born 1959)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President and Chief Legal Officer (since 2010)	Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel—Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel—Asset Management, from 2005 to April 2010, and Vice President—Asset Management Compliance from 2004 to 2005); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; Vice President, General Counsel and Secretary, RiverSource Funds, since December 2006; Senior Vice President, Secretary and Chief Legal Officer, Columbia Funds, since May 2010.

Linda J. Wondrack (Born 1964)

225 Franklin Street Boston, MA 02110 Senior Vice President and Chief Compliance Officer (since 2007)	Vice President and Chief Compliance Officer, Columbia Management Investment Advisers, LLC since May 2010; Chief Compliance Officer, Columbia Funds, since 2007, and RiverSource Funds, since May 2010; Director (Columbia Management Group, LLC and Investment Product Group Compliance), Bank of America, from June 2005 to April 2010.

William F. Truscott (Born 1960)

53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2010)	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010 (previously President, Chairman of the Board and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President—U.S. Asset Management and Chief Investment Officer from 2005 to April 2010, and Senior Vice President—Chief Investment Officer, from 2001 to 2005); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director, Columbia Management Investment Distributors, Inc. since May 2010 (previously Chairman of the Board and Chief Executive Officer from 2008 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006.

Colin Moore (Born 1958)

One Financial Center Boston, MA 02111 Senior Vice President (since 2010)	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer of Columbia Management Advisors, LLC from 2007 to April 2010; Head of Equities, Columbia Management Advisors, LLC from 2002 to 2007.

Michael A. Jones (Born 1959)

225 Franklin Street Boston, MA 02110 Senior Vice President (since 2010)	President and Director, Columbia Management Investment Advisers, LLC since May 2010; President and Director, Columbia Management Investment Distributors, Inc. since May 2010; Manager, Chairman, Chief Executive Officer and President, Columbia Management Advisors, LLC from 2007 to April 2010; Chief Executive Officer, President and Director, Columbia Management Distributors, Inc. from November 2006 to April 2010; previously, co-president and senior managing director at Robeco Investment Management.

31

Fund Governance (continued)

Officers (continued)

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
Christopher O. Petersen (Born 1970)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Secretary (since 2011)	Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel from April 2004 to January 2010); Assistant Secretary of RiverSource Funds since January 2007.

Amy Johnson (Born 1965)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President (since 2010)	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, from 2009 until April 2010, Vice President—Asset Management and Trust Company Services, from 2006 to 2009, and Vice President—Operations and Compliance from 2004 to 2006).

Joseph F. DiMaria (Born 1968)

225 Franklin Street Boston, MA 02110 Vice President (since 2011) and Chief Accounting Officer (since 2008)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC from January 2006 to April 2010; Head of Tax/Compliance and Assistant Treasurer, Columbia Management Advisors, LLC, from November 2004 to December 2005.

Paul B. Goucher (Born 1968)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Treasurer (since 2010)	Vice President and Chief Counsel of Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel from November 2008 to January 2010); Director, Managing Director and General Counsel of J. & W. Seligman & Co. Incorporated (Seligman) from July 2008 to November 2008 and Managing Director and Associate General Counsel of Seligman from January 2005 to July 2008.

Michael E. DeFao (Born 1968)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Treasurer (since 2011)	Vice President and Chief Counsel, Ameriprise Financial since May 2010; Associate General Counsel Bank of America from June 2005 to April 2010

Stephen T. Welsh (Born 1957)

225 Franklin Street Boston, MA 02110 Vice President (since 2006)	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc. from July 2004 to April 2010; Managing Director, Columbia Management Distributors, Inc. from August 2007 to April 2010.

32

Shareholder Meeting Results

At a Joint Special Meeting of Shareholders held on February 15, 2011, shareholders of the series of Columbia Funds Series Trust, including the Portfolio, elected each of the nominees for trustees to the Board of Trustees of Columbia Funds Series Trust, each to hold office for an indefinite term, as follows:

Trustee	Votes For	Votes Withheld	Abstentions
Kathleen Blatz	2,145,636,122	248,012,438	0
Edward J. Boudreau, Jr.	2,145,430,114	248,218,446	0
Pamela G. Carlton	2,145,515,949	248,132,612	0
William P. Carmichael	2,145,038,695	248,609,866	0
Patricia M. Flynn	2,145,843,563	247,804,997	0
William A. Hawkins	2,145,359,401	248,289,160	0
R. Glenn Hilliard	2,145,079,400	248,569,161	0
Stephen R. Lewis, Jr.	2,145,092,209	248,556,351	0
John F. Maher	2,145,621,338	248,027,223	0
John J. Nagorniak	2,145,337,494	248,311,067	0
Catherine James Paglia	2,145,615,254	248,033,306	0
Leroy C. Richie	2,145,042,120	248,606,441	0
Anthony M. Santomero	2,145,088,174	248,560,386	0
Minor M. Shaw	2,145,430,762	248,217,798	0
Alison Taunton-Rigby	2,145,393,384	248,255,177	0
William F. Truscott	2,144,907,223	248,741,338	0

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Important Information About This Report

The portfolio mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of Columbia Masters International Equity Portfolio.

A description of the policies and procedures that the portfolio uses to determine how to vote proxies and a copy of the portfolio's voting records are available (i) at www.columbiamanagement.com, (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the portfolio voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the portfolio voted proxies relating to portfolio securities is also available from the portfolio's website, www.columbiamanagement.com.

The portfolio files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The portfolio's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
1-800-345-6611

Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Investment Manager

Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110

37

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C-1116 A (05/11)

Item 2. Code of Ethics.

(a)          The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)         During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)          During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics described in 2(a) above that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that William P. Carmichael qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR and is “independent” (as defined in Item 3 of Form N-CSR).

Item 4. Principal Accountant Fees and Services.

Fee information below is disclosed for the sixteen series of the registrant whose report to stockholders are included in this annual filing. Fee information for 2010 also includes one series that changed its fiscal year end from March 31 to August 31 and two series that liquidated in 2009.

(a) Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended March 31, 2011 and March 31, 2010 are approximately as follows:

2011	2010
$379,000	$485,600

Audit Fees include amounts related to the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. Fiscal years 2011 and 2010 also include audit fees for the review and provision of consent in connection with filing Form N-1A for new share classes.

(b) Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended March 31, 2011 and March 31, 2010 are approximately as follows:

2011	2010
$96,400	$82,800

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported in Audit Fees above.  In both fiscal years 2011 and 2010, Audit-Related Fees consist of agreed-upon procedures performed for semi-annual shareholder reports. Fiscal year 2011 also includes Audit-Related Fees for agreed- upon procedures related to fund mergers.

During the fiscal years ended March 31, 2011 and March 31, 2010, there were no Audit-Related Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(c) Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended March 31, 2011 and March 31, 2010 are approximately as follows:

2011	2010
$67,200	$96,500

Tax Fees include amounts for the review of annual tax returns, the review of required shareholder distribution calculations and typically include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning. In fiscal year 2010, Tax Fees also include agreed-upon procedures related to fund mergers and the review of final tax returns.

During the fiscal years ended March 31, 2011 and March 31, 2010, there were no Tax Fees  billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(d) All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended March 31, 2011 and March 31, 2010 are approximately as follows:

2011	2010
$0	$0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

Aggregate All Other Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the fiscal years ended March 31, 2011 and March 31, 2010 are approximately as follows:

2011	2010
$495,300	$1,499,400

In both fiscal years 2011 and 2010, All Other Fees consist of fees billed for internal control examinations of the registrant’s transfer agent and investment advisor.  Fiscal year 2010 also includes fees for agreed upon procedures related to the sale of the long-term asset management business and fees related to the review of revenue modeling schedules.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant’s Audit Committee is required to pre-approve the engagement of the registrant’s independent accountants to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or any entity controlling, controlled by or under common control with such investment adviser that provides ongoing services to the registrant (“Adviser Affiliates”), if the engagement relates directly to the operations and financial reporting of the registrant.

The Audit Committee has adopted a Policy for Engagement of Independent Accountants for Audit and Non-Audit Services (“Policy”). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant’s independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant (collectively “Fund Services”); (ii) non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates, if the engagement relates directly to the operations or financial reporting of a Fund (collectively “Fund-related Adviser Services”); and (iii) certain other audit and non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates. Unless a type of service receives general pre-approval under the Policy, it requires specific pre-approval by the Audit Committee if it is to be provided by the independent accountants.  Pre-approval of non-audit services to the registrant, the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates may be waived provided that the “de minimis” requirements set forth under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre-designated member or members who are Independent Trustees/Directors.  The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee’s responsibilities with respect to the pre-approval of services performed by the independent accountants may not be delegated to management.

The Policy requires the Fund Treasurer and/or Director of Board Administration to submit to the Audit Committee, on an annual basis, a schedule of the types of services that are subject to general pre-approval. The schedule(s) provide a description of each type of service that is subject to general pre-approval and, where possible, will provide estimated fee caps for each instance of providing each service. The Audit Committees will review and approve the types of services and review the projected fees for the next fiscal year and may add to, or subtract from, the list of general pre-approved services from time to time based on subsequent determinations.  That approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent accountants will be permitted to perform.

The Fund Treasurer and/or Director of Board Administration shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services initiated since the last such report was rendered, including a general description of the services, actual billed and projected fees, and the means by which such Fund Services or Fund-related Adviser Services were pre-approved by the Audit Committee.

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(e)(2) The percentage of services described in paragraphs (b) through (d) of this Item approved pursuant to the “de minimis” exception under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X during both fiscal years ended March 31, 2011 and March 31, 2010 was zero.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal years ended March 31, 2011 and March 31, 2010 are approximately as follows:

2011	2010
$658,900	$1,678,700

(h) The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)          The registrant’s “Schedule I — Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)         Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)          The registrant’s principal executive officer and principal financial officers, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that material information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)         There was no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Columbia Funds Series Trust

By (Signature and Title)	/s/ J. Kevin Connaughton
J. Kevin Connaughton, President

Date	May 20, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ J. Kevin Connaughton
J. Kevin Connaughton, President

Date	May 20, 2011

By (Signature and Title)	/s/ Michael G. Clarke
Michael G. Clarke, Chief Financial Officer

Date	May 20, 2011